PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JUNE 7, 2005)

                          $2,512,732,000 (APPROXIMATE)
                     MORGAN STANLEY CAPITAL I TRUST 2006-HQ8
                                AS ISSUING ENTITY
                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                      AS SPONSORS AND MORTGAGE LOAN SELLERS
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HQ8
                              _____________________

      Morgan Stanley Capital I Inc.is offering selected classes of its Series
2006-HQ8 Commercial Mortgage Pass-Through Certificates, which represent beneficial ownership interests in the Series 2006-HQ8 trust. The trust's primary assets will be 268 fixed rate mortgage loans secured by first liens on 308 multifamily and commercial properties. Distributions on the certificates will be made on the 4th business day following the 8th day or, if that day is not a business day, the next succeeding business day, of each month commencing April
2006 in accordance with the priorities described in this prospectus supplement under "Description of the Offered Certificates--Distributions." Certain classes of subordinate certificates will provide credit support to certain classes of senior certificates as described in this prospectus supplement under
"Description of the Offered Certificates--Distributions; Subordination;
Allocation of Losses and Certain Expenses." The Series 2006-HQ8 Certificates
represent interests in and obligations of the issuing entity only and are not interests in or obligations of the depositor, the sponsors or any of their respective affiliates, and neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or private insurer.
The depositor will not list the offered certificates on any securities exchange or any automated quotation system of any national securities association.
                              _____________________

      Investing in the certificates offered to you involves risks. See "Risk
Factors" beginning on page S-35 of this prospectus supplement and page 9 of the prospectus.
                              _____________________

           Characteristics of the certificates offered to you include:

              APPROXIMATE INITIAL                            PASS-THROUGH
                  CERTIFICATE        APPROXIMATE INITIAL         RATE            RATINGS
  CLASS           BALANCE (1)         PASS-THROUGH RATE     DESCRIPTION (2)   (MOODY'S/S&P)
----------    -------------------    -------------------    ---------------   -------------

CLASS A-1        $ 144,800,000             5.124%                Fixed           AAA/AAA
CLASS A-1A       $ 509,109,000             5.549%            WAC - 0.092%        AAA/AAA
CLASS A-2        $ 130,400,000             5.374%                Fixed           AAA/AAA
CLASS A-3        $  73,100,000             5.614%            WAC - 0.027%        AAA/AAA
CLASS A-AB       $ 149,000,000             5.565%            WAC - 0.076%        AAA/AAA
CLASS A-4        $ 905,453,000             5.561%            WAC - 0.080%        AAA/AAA
CLASS A-M        $ 273,123,000             5.610%            WAC - 0.031%        AAA/AAA
CLASS A-J        $ 198,014,000             5.641%                 WAC            AAA/AAA
CLASS B          $  17,070,000             5.641%                 WAC            AA1/AA+
CLASS C          $  40,969,000             5.641%                 WAC            AA2/AA
CLASS D          $  34,140,000             5.641%                 WAC            AA3/AA-
CLASS E          $  13,656,000             5.641%                 WAC             A1/A+
CLASS F          $  23,898,000             5.641%                 WAC             A2/A
_____________

(1)   The certificate balances are approximate and on the closing date may vary by up to 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

(2)   The pass-through rates for the Class A-1 and Class A-2 Certificates are fixed at their initial pass-through rates. The pass-through rate for the Class
A-1A Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.092%. The pass-through rate for the Class A-3
Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.027%. The pass-through rate for the Class A-AB
Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.076%. The pass-through rate for the Class A-4
Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.080%. The pass-through rate for the Class A-M
Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.031%. The pass-through rate for the Class A-J,
Class B, Class C, Class D, Class E and Class F Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate.
                              _____________________

      The securities and exchange commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                              _____________________

      Morgan Stanley & Co. Incorporated will act as co-lead manager and sole bookrunner with respect to the offered certificates. LaSalle Financial Services,
Inc. will act as co-lead manager with respect to the offered certificates.
Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Banc of
America Securities LLC and Greenwich Capital Markets, Inc., the underwriters, will purchase the certificates offered to you from Morgan Stanley Capital I Inc.
and will offer them to the public at negotiated prices determined at the time of sale. The underwriters expect to deliver the certificates to purchasers on or about March 28, 2006. Morgan Stanley Capital I Inc. expects to receive from this offering approximately $2,524,560,196, plus accrued interest from the cut-off date, before deducting expenses payable by Morgan Stanley Capital I Inc.
                              _____________________

MORGAN STANLEY                                  LASALLE FINANCIAL SERVICES, INC.
BANC OF AMERICA SECURITIES LLC                             RBS GREENWICH CAPITAL
                                 March 17, 2006

                         MORGAN STANLEY CAPITAL I INC.

         Commercial Mortgage Pass-Through Certificates, Series 2005-HQ7
                      Geographic Overview of Mortgage Pool

                                  [MAP OMITTED]

NEW YORK             GEORGIA            COLORADO               MINNESOTA
12 properties        17 properties      8 properties           3 properties
$191,776,388         $83,375,534        $29,885,822            $14,287,815
9.8% of total        4.3% of total      1.5% of total          0.7% of total

NEW HAMPSHIRE        FLORIDA            ARIZONA                IOWA
2 properties         25 properties      15 properties          1 property
$4,828,083           $140,702,416       $55,092,219            $3,732,994
0.2% of total        7.2% of total      2.8% of total          0.2% of total

MASSACHUSETTS        ALABAMA            SOUTHERN CALIFORNIA    WISCONSIN
1 property           4 properties       44 properties          9 properties
$2,495,075           $9,496,302         $320,652,390           $45,658,472
0.1% of total        0.5% of total      16.4% of total         2.3% of total

CONNECTICUT          TENNESSEE          NORTHERN CALIFORNIA    ILLINOIS
7 properties         10 properties      8 properties           15 properties
$44,716,014          $36,494,077        $129,993,651           $51,675,096
2.3% of total        1.9% of total      6.6% of total          2.6% of total

NEW JERSEY           LOUISIANA          NEVADA                 MICHIGAN
5 properties         6 properties       10 properties          13 properties
$84,292,783          $8,809,797         $50,036,538            $58,417,228
4.3% of total        0.5% of total      2.6% of total          3.0% of total

MARYLAND             MISSISSIPPI        OREGON                 INDIANA
6 properties         2 properties       6 properties           12 properties
$27,785,717          $11,363,670        $46,259,378            $49,389,324
1.4% of total        0.6% of total      2.4% of total          2.5% of total

VIRGINIA             ARKANSAS           WASHINGTON             OHIO
7 properties         2 properties       4 properties           9 properties
$79,068,799          $10,377,226        $45,386,144            $23,632,905
4.0% of total        0.5% of total      2.3% of total          1.2% of total

DELAWARE             TEXAS              IDAHO                  PENNSYLVANIA
2 properties         10 properties      1 property             12 properties
$33,241,627          $39,141,460        $4,063,334             $46,084,160
1.7% of total        2.0% of total      0.2% of total          2.3% of total

KENTUCKY             OKLAHOMA           UTAH
2 properties         1 property         1 property
$4,214,122           $3,450,000         $2,394,439
0.2% of total        0.2% of total      0.1% of total

NORTH CAROLINA       KANSAS             NEBRASKA
12 properties        3 properties       4 properties
$47,734,003          $7,930,204         $28,577,204
2.4% of total        0.4% of total      1.5% of total

SOUTH CAROLINA       NEW MEXICO         MISSOURI
10 properties        1 property         5 properties
$37,333,376          $3,537,980         $44,418,491
1.9% of total        0.2% of total      2.3% of total

---------------------------------------------
[  ]  <1.0% of Cut-Off Date Balance

[  ]  1.0% - 5.0% of Cut-Off Date Balance

[  ]  5.1% - 10.0% of Cut-Off Daate Balance

[  ]  >10.0% of Cut-Off Date Balance
---------------------------------------------

                                              [photo omitted]
                                              Hilltop Mall, Richmond, CA

[photo omitted]                               [photo omitted]
261 Fifth Avenue, New York, NY                Quakerbridge Plaza,
                                              Hamilton, NJ

[photo omitted]                               [photo omitted]
Crown Ridge at Fair Oaks, Fairfax, VA         Maitland Promenade, Maitland, FL

[photo omitted]                               [photo omitted]
The Center at Rancho Niguel I,                U-Store-It Portfolio
Laguna Niguel, CA                             115 Amsdell Road,
                                              Merritt Island, FL

[photo omitted]                               [photo omitted]
Wilshire Park Place, Los Angeles, CA          5455 Wilshire Boulevard,
                                              Los Angeles, CA

[photo omitted]
Hilton Christiana Hotel, Newark DE

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

      Information about the certificates offered to you is contained in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to the certificates offered to you; and (b) this prospectus supplement, which describes the specific terms of the certificates offered to you.

      You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. The depositor has not authorized anyone to provide you with information that is different from that contained in this prospectus supplement and the prospectus.
                              _____________________

      This prospectus supplement and the accompanying prospectus include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

      In this prospectus supplement, the terms "depositor," "we," "our" and "us"
refer to Morgan Stanley Capital I Inc.
                              _____________________

      Until ninety days after the date of this prospectus supplement, all dealers that buy, sell or trade the certificates offered by this prospectus supplement, whether or not participating in this offering, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the dealers' obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, each underwriter has represented and agreed that with effect from and including the date on which the Prospectus
Directive is implemented in that relevant member state it has not made and will not make an offer of certificates to the public in that relevant member state prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that relevant member state or, where appropriate, approved in another relevant member state and notified to the competent authority in that relevant member state, all in accordance with the
Prospectus Directive, except that it may, with effect from and including the relevant implementation date, make an offer of certificates to the public in that relevant member state at any time:

      (a)   to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

      (b)   to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c)   in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus
            Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any relevant member state means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that member state by any measure implementing the
Prospectus Directive in that member state and the expression "Prospectus
Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each relevant member state.

                                       S-3

                                 UNITED KINGDOM

      Each underwriter has represented and agreed that:

      (a)   it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the Financial Services and Markets Act 2000 does not apply to the Depositor; and

      (b)   it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 with respect to anything done by it in relation to the certificates in, from or otherwise involving the United
Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the Financial Services and Markets Act 2000, is being made only to, or directed only at persons who (1) are outside the
United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d)
("high net worth companies, unincorporated associations, etc.") or 19
(Investment Professionals) of the Financial Services and Market Act 2000
(Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                       S-4

                                TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS

     Servicing of the Ritz-Carlton Loan Group and the A/B

APPENDIX I - Mortgage Pool Information (Tables), Loan Group 1
     (Tables) and Loan Group 2 (Tables) .....................................I-1
APPENDIX II - Certain Characteristics of the Mortgage Loans ................II-1
APPENDIX III - Certain Characteristics of the Mortgage Loans
     in Loan Group 2 ......................................................III-1

                                       S-5

                                EXECUTIVE SUMMARY

      This Executive Summary highlights selected information regarding the certificates. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THIS OFFERING
AND THE UNDERLYING MORTGAGE LOANS, YOU SHOULD READ THIS ENTIRE PROSPECTUS
SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS CAREFULLY.

                                                   CERTIFICATE STRUCTURE
----------------------------------------------------------------------------------------------------------------------------
                                APPROXIMATE INITIAL   APPROXIMATE                    APPROXIMATE
                                    CERTIFICATE         INITIAL                       PERCENT OF     WEIGHTED     PRINCIPAL
  APPROXIMATE                       BALANCE OR        PASS-THROUGH      RATINGS         TOTAL         AVERAGE      WINDOW
CREDIT SUPPORT       CLASS        NOTIONAL AMOUNT         RATE       (MOODY'S/S&P)   CERTIFICATES   LIFE (YRS.)   (MONTHS)
----------------------------------------------------------------------------------------------------------------------------

    30.000%       Class A-1       $  144,800,000         5.124%         Aaa/AAA           5.30%        2.99           1-57
----------------------------------------------------------------------------------------------------------------------------
    30.000%       Class A-1A      $  509,109,000         5.549%         Aaa/AAA          18.64%        9.11          1-118
----------------------------------------------------------------------------------------------------------------------------
    30.000%       Class A-2       $  130,400,000         5.374%         Aaa/AAA           4.77%        4.82          57-59
----------------------------------------------------------------------------------------------------------------------------
    30.000%       Class A-3       $   73,100,000         5.614%         Aaa/AAA           2.68%        6.75         70-104
----------------------------------------------------------------------------------------------------------------------------
    30.000%       Class A-AB      $  149,000,000         5.565%         Aaa/AAA           5.46%        7.06         59-112
----------------------------------------------------------------------------------------------------------------------------
    30.000%       Class A-4       $  905,453,000         5.561%         Aaa/AAA          33.15%        9.58        112-117
----------------------------------------------------------------------------------------------------------------------------
    20.000%       Class A-M       $  273,123,000         5.610%         Aaa/AAA          10.00%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    12.750%       Class A-J       $  198,014,000         5.641%         Aaa/AAA           7.25%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    12.125%       Class B         $   17,070,000         5.641%         Aa1/AA+           0.62%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    10.625%       Class C         $   40,969,000         5.641%         Aa2/AA            1.50%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    9.375%        Class D         $   34,140,000         5.641%         Aa3/AA-           1.25%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    8.875%        Class E         $   13,656,000         5.641%          A1/A+            0.50%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    8.000%        Class F         $   23,898,000         5.641%          A2/A             0.87%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    7.000%        Class G         $   27,313,000         5.641%          A3/A-            1.00%        9.79        118-118
----------------------------------------------------------------------------------------------------------------------------
    5.625%        Class H         $   37,554,000         5.641%        Baa1/BBB+          1.37%        9.86        118-119
----------------------------------------------------------------------------------------------------------------------------
    4.625%        Class J         $   27,313,000         5.641%        Baa2/BBB           1.00%        9.87        119-119
----------------------------------------------------------------------------------------------------------------------------
    3.625%        Class K         $   27,312,000         5.641%        Baa3/BBB-          1.00%        9.88        119-120
----------------------------------------------------------------------------------------------------------------------------
    -------       Classes L-S     $   99,007,518        --------       --------        --------      --------     --------
----------------------------------------------------------------------------------------------------------------------------
   --------       Class X         $2,731,231,518         0.109%         Aaa/AAA        --------      --------     --------
----------------------------------------------------------------------------------------------------------------------------
   --------       Class X-RC      $   64,000,000         0.465%         Aaa/AAA        --------      --------     --------
----------------------------------------------------------------------------------------------------------------------------

o   The notional amount of the Class X Certificates initially will be
    $2,731,231,518 and the notional amount of the Class X-RC Certificates initially will be $64,000,000. The Class X and Class X-RC Certificates are
    not offered pursuant to the prospectus and this prospectus supplement. Any information provided in this prospectus supplement regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

o   The percentages indicated under the column "Approximate Credit Support" with respect to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
    Class A-4 Certificates represent the approximate credit support for the those certificates in the aggregate.

o   The initial certificate balance on the closing date may vary by up to 5%.
    Mortgage loans may be removed from or added to the mortgage pool prior to the closing date within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

o   The Class X, Class X-RC, Class G, Class H, Class J, Class K, Class L, Class
    M, Class N, Class O, Class P, Class Q, Class S and Class T Certificates are
    not offered pursuant to this prospectus supplement. We sometimes refer to these certificates, collectively as the "privately offered certificates."

o   For purposes of making distributions to the Class A-1, Class A-1A, Class
    A-2, Class A-3, Class A-AB and Class A-4 Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2.

o   Loan group 1 will consist of 208 mortgage loans, representing approximately
    81.4% of the initial outstanding pool balance. Loan group 2 will consist of
    60 mortgage loans, representing approximately 18.6% of the initial outstanding pool balance, and approximately 83.2% of the principal balance of all the mortgage loans secured by multifamily, manufactured housing community and mixed use properties.

o   So long as funds are sufficient on any distribution date to make distributions of all interest on that distribution date to the Class A-1,
    Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4 and Class X
    Certificates, interest distributions on the

                                       S-6

    Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates will be based upon amounts available relating to mortgage loans in loan group 1, interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in loan group 2 and interest distributions on the Class X Certificates will be based upon amounts available relating to all the mortgage loans in the mortgage pool. However, if on any distribution date, funds are insufficient to make distributions of all interest on that distribution date to the Class A-1, Class A-1A, Class
    A-2, Class A-3, Class A-AB, Class A-4 and Class X Certificates, available funds will be allocated among all these classes pro rata in accordance with their interest entitlements for that distribution date, without regard to loan group.

o   Generally, the Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4
    Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 2 until the certificate principal balance of the Class A-4 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the
    Class A-M through Class S Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-1A, Class A-2,
    Class A-3, Class A-AB and Class A-4 Certificates, pro rata.

o   The pass-through rates for the Class A-1 and Class A-2 Certificates are fixed at their initial pass-through rates. The pass-through rate for the
    Class A-1A Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.092%. The pass-through rate for the Class A-3 Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.027%. The pass-through rate for the Class A-AB Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.076%. The pass-through rate for the Class A-4 Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.080%.
    The pass-through rate for the Class A-M Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less
    0.031%. The pass-through rate for the Class A-J, Class B, Class C, Class D,
    Class E and Class F Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate.

o   The principal window is expressed in months following the closing date and reflects the period during which distributions of principal would be received under the assumptions set forth in the following sentence. The weighted average life and principal window figures set forth above are based on the following assumptions, among others: (i) no losses on the underlying mortgage loans; (ii) no extensions of maturity dates of mortgage loans that do not have "anticipated repayment dates"; (iii) payment in full on the anticipated repayment date or stated maturity date of each mortgage loan having an anticipated repayment date or stated maturity date; and (iv) a 0%
    CPR. See the assumptions set forth under "Yield, Prepayment and Maturity
    Considerations" in this prospectus supplement and under "Structuring
    Assumptions" in the "Glossary of Terms."

o   It is a condition to the issuance of the certificates that the certificates receive the ratings set forth above.

o   The Class R-I, R-II, R-III and Class T Certificates also represent ownership interests in the trust. Each Class T Certificate represents a beneficial ownership of certain excess interest in respect of mortgage loans having anticipated repayment dates. These certificates are not represented in this table and are not offered pursuant to this prospectus supplement.

    -----------------------------------------------------------------------
        Offered certificates.
    -----------------------------------------------------------------------
        Certificates not offered pursuant to this prospectus supplement.
    -----------------------------------------------------------------------

                                       S-7

                        SUMMARY OF PROSPECTUS SUPPLEMENT

      This summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF THE
CERTIFICATES OFFERED PURSUANT TO THIS PROSPECTUS SUPPLEMENT, WHICH WE GENERALLY
REFER TO AS THE "OFFERED CERTIFICATES," YOU SHOULD READ THIS ENTIRE DOCUMENT AND
THE ACCOMPANYING PROSPECTUS CAREFULLY.

                                WHAT YOU WILL OWN

GENERAL.............................................Your certificates (along with the privately offered certificates) will represent beneficial interests in a trust created by us on the closing date. All payments to you will come only from the amounts received in connection with the assets of the trust. The trust's assets will primarily
                                                    consist of 268 fixed rate mortgage loans secured by first
                                                    mortgage liens on 308 commercial, manufactured housing
                                                    community and multifamily properties.

TITLE OF CERTIFICATES...............................Commercial Mortgage Pass-Through Certificates, Series
                                                    2006-HQ8.

MORTGAGE POOL.......................................The mortgage pool consists of 268 mortgage loans with an aggregate principal balance of all mortgage loans as of the cut-off date, of approximately $2,731,231,519, which may
                                                    vary on the closing date by up to 5%. Each mortgage loan
                                                    requires scheduled payments of principal and/or interest to be made monthly. For purposes of those mortgage loans that have a due date on a date other than the first of the month, we have assumed that those mortgage loans are due on the
                                                    first of the month for purposes of determining their cut-off dates and cut-off date balances.

                                                    As of the cut-off date, the balances of the mortgage loans in the mortgage pool ranged from approximately $998,660 to approximately $266,778,306 and the mortgage loans had an
                                                    approximate average balance of $10,191,162.

                                                    For purposes of calculating distributions on certain classes of certificates, the mortgage loans in the mortgage pool
                                                    backing the offered certificates will be divided into a loan group 1 and a loan group 2.

                                                    Loan group 1 will consist of all of the mortgage loans other than fifty-seven (57) mortgage loans that are secured by
                                                    multifamily properties, one (1) mortgage loan that is
                                                    secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community
                                                    properties. Loan group 1 will consist of two hundred eight
                                                    (208) mortgage loans, with an initial outstanding loan group
                                                    1 balance of $2,222,122,108, which may vary up to 5%. Loan group 1 represents approximately 81.4% of the initial
                                                    outstanding pool balance.

                                                    Loan group 2 will consist of fifty-seven (57) of the
                                                    mortgage loans that are secured by multifamily properties, one (1) mortgage loan that is secured by a mixed use
                                                    property, and two (2) mortgage loans that are secured by
                                                    manufactured housing community properties and have an
                                                    initial outstanding loan group 2 balance of $509,109,411.
                                                    Loan group 2 represents approximately 18.6% of the initial outstanding pool balance and approximately 83.2% of the
                                                    principal balance of all the mortgage loans secured by
                                                    multifamily, manufactured housing community and mixed use
                                                    properties.

                                       S-8

                                                    As of the cut-off date, the balances of the mortgage loans in loan group 1 ranged from approximately $998,660 to
                                                    approximately $266,778,306 and the mortgage loans in loan
                                                    group 1 had an approximate average balance of $10,683,279.
                                                    As of the cut-off date, the balances of the mortgage loans in loan group 2 ranged from approximately $1,061,657 to
                                                    approximately $28,600,000 and the mortgage loans in loan
                                                    group 2 had an approximate average balance of $8,485,157.

                                           RELEVANT PARTIES AND DATES

ISSUING ENTITY......................................Morgan Stanley Capital I Trust 2006-HQ8, a New York common law trust, will issue the certificates. The trust will be
                                                    formed pursuant to the pooling and servicing agreement
                                                    between the depositor, the master servicer, the special
                                                    servicer, the trustee and the paying agent. See
                                                    "Transaction Parties--The Issuing Entity" in this prospectus supplement.

DEPOSITOR...........................................Morgan Stanley Capital I Inc., a Delaware corporation, is the depositor. As depositor, Morgan Stanley Capital I Inc.
                                                    will acquire the mortgage loans from the mortgage loan
                                                    sellers and deposit them into the trust. Morgan Stanley
                                                    Capital I Inc. is an affiliate of Morgan Stanley Mortgage
                                                    Capital Inc., a sponsor of this transaction and a mortgage loan seller, and Morgan Stanley & Co. Incorporated, one of the underwriters. See "Transaction Parties--The Depositor"
                                                    in this prospectus supplement.

MASTER SERVICER.....................................Wells Fargo Bank, National Association, a national banking association, will act as master servicer with respect to all of the mortgage loans in the trust. See "Servicing of the
                                                    Mortgage Loans--General" and "Transaction Parties--Master
                                                    Servicer" in this prospectus supplement. The master
                                                    servicer will be primarily responsible for servicing and
                                                    administering, directly or through sub-servicers, mortgage loans (a) as to which there is no default or reasonably
                                                    foreseeable default that would give rise to a transfer of
                                                    servicing to the special servicer and (b) as to which any
                                                    such default or reasonably foreseeable default has been
                                                    corrected, including as part of a work-out. In addition,
                                                    the master servicer will be primarily responsible for making principal and interest advances and servicing advances under the pooling and servicing agreement.

                                                    The master servicing fee in any month is an amount equal to the product of the portion of the per annum master servicing fee rate applicable to that month, determined in the same
                                                    manner as the applicable mortgage rate is determined for
                                                    each mortgage loan for that month, and the scheduled
                                                    principal balance of each mortgage loan. The master
                                                    servicing fee rate (including any subservicing or primary
                                                    servicing fees) for Wells Fargo Bank, National Association will range, on a loan-by-loan basis, from 0.02% per annum to
                                                    0.13% per annum. In addition, the master servicer will be
                                                    entitled to retain certain borrower-paid fees and certain
                                                    income from investment of certain accounts maintained as
                                                    part of the trust fund, as additional servicing compensation.

SPECIAL SERVICER....................................J.E. Robert Company, Inc., a Virginia corporation, will act as special servicer with respect to all of the mortgage
                                                    loans in the trust. Generally, the special servicer will
                                                    service a mortgage loan upon the occurrence of certain
                                                    events that cause that mortgage loan to become a

                                       S-9

                                                    "specially serviced mortgage loan."  The special servicer's principal compensation for its special servicing activities will be the special servicing fee, the workout fee and the liquidation fee. See "Servicing of the Mortgage
                                                    Loans--General" and "Transaction Parties--The Special
                                                    Servicer" in this prospectus supplement.

                                                    The special servicing fee is an amount equal to, in any
                                                    month, the product of the portion of a rate equal to 0.25%
                                                    per annum applicable to that month, determined in the same manner as the applicable mortgage rate is determined for
                                                    each specially serviced mortgage loan for that month, and
                                                    the scheduled principal balance of each specially serviced mortgage loan.

                                                    The liquidation fee means, generally, 1.0% of the
                                                    liquidation proceeds received in connection with a final
                                                    disposition of a specially serviced mortgage loan or REO
                                                    property or portion thereof and any condemnation proceeds
                                                    and insurance proceeds received by the trust (net of any
                                                    expenses incurred by the special servicer on behalf of the trust in connection with the collection of the condemnation proceeds  and insurance proceeds) including in connection
                                                    with a repurchase of an A Note by the holder of the related
                                                    B Note, unless otherwise provided in the related
                                                    intercreditor agreement.

                                                    The workout fee is a fee payable with respect to any
                                                    rehabilitated mortgage loan (which means a specially
                                                    serviced mortgage loan as to which three consecutive
                                                    scheduled payments have been made, there is no other event causing it to constitute a specially serviced mortgage loan, and certain other conditions have been met) or B Note, equal to 1.0% of the amount of each collection of interest (other than default interest and any excess interest) and principal received (including any condemnation proceeds received and applied as a collection of the interest and principal) on
                                                    the mortgage loan or B Note for so long as it remains a
                                                    rehabilitated mortgage loan.

                                                    In addition, the special servicer will be entitled to retain certain borrower-paid fees and certain income from
                                                    investment of certain accounts maintained as part of the
                                                    trust fund, as additional servicing compensation.

TRUSTEE AND CUSTODIAN...............................U.S. Bank National Association, a national banking association, will act as trustee of the trust on behalf of the Series 2006-HQ8 certificateholders and as custodian.
                                                    See "Transaction Parties--The Trustee" in this prospectus
                                                    supplement. In addition, the trustee will be primarily
                                                    responsible for back-up advancing if the master servicer
                                                    fails to perform its advancing obligations. Following the
                                                    transfer of the underlying mortgage loans into the trust,
                                                    the trustee, on behalf of the trust, will become the holder of each mortgage loan transferred to the trust.

                                                    The trustee fee is an amount equal to, in any month, the
                                                    product of the portion of a rate equal to 0.00084% per annum applicable to that month, determined in the same manner as the applicable mortgage rate is determined for each mortgage loan for that month, and the scheduled principal balance of each mortgage loan. A portion of the trustee fee is payable to the paying agent.

PAYING AGENT........................................LaSalle Bank National Association will act as the paying agent, certificate registrar and authenticating agent for
                                                    the certificates.

                                      S-10

                                                    LaSalle Bank National Association is also a sponsor and a
                                                    mortgage loan seller. The paying agent will also have, or
                                                    be responsible for appointing an agent to perform,
                                                    additional duties with respect to tax administration of the issuing entity. A portion of the trustee fee is payable to the paying agent. See "Transaction Parties--The Paying
                                                    Agent, Certificate Registrar and Authenticating Agent" in
                                                    this prospectus supplement.

OPERATING ADVISER...................................The holders of certificates representing more than 50% of the aggregate certificate balance of the most subordinate
                                                    class of certificates outstanding at any time of
                                                    determination, or, if the certificate balance of that class of certificates is less than 25% of the initial certificate balance of that class, the next most subordinate class of
                                                    certificates, may appoint a representative to act as
                                                    operating adviser for the purposes described in this
                                                    prospectus supplement; provided, that with respect to any
                                                    A/B Mortgage Loan, a holder of the related B Note will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the operating adviser under the pooling and servicing agreement to the extent those rights and powers relate to the related
                                                    A/B Mortgage Loan (but only so long as the holder of the
                                                    related B Note is the directing holder with respect to that mortgage loan). The initial operating adviser will be JER
                                                    Investors Trust Inc., an affiliate of the special servicer.

SPONSORS............................................Morgan Stanley Mortgage Capital Inc., a New York corporation and LaSalle Bank National Association, a national banking
                                                    association are sponsors of this transaction. As sponsors,
                                                    Morgan Stanley Mortgage Capital Inc. and LaSalle Bank
                                                    National Association have organized and initiated the
                                                    transactions in which the certificates will be issued and
                                                    will sell mortgage loans to the depositor. The depositor
                                                    will transfer the mortgage loans to the trust, and the trust will then issue the certificates. Morgan Stanley Mortgage
                                                    Capital Inc. is an affiliate of the depositor and Morgan
                                                    Stanley & Co. Incorporated, one of the underwriters.
                                                    LaSalle Bank National Association is the parent of LaSalle
                                                    Financial Services, Inc., one of the underwriters, and is
                                                    the paying agent, certificate registrar and authenticating agent for the certificates. See "Transaction Parties--The
                                                    Sponsors, Mortgage Loan Sellers and Originators" in this
                                                    prospectus supplement.

MORTGAGE LOAN SELLERS...............................Morgan Stanley Mortgage Capital Inc. will sell us 153 mortgage loans (which include 128 mortgage loans in loan
                                                    group 1 and 25 mortgage loans in loan group 2), representing
                                                    58.6% of the initial outstanding pool balance (and
                                                    representing 64.7% of the initial loan group 1 balance and
                                                    31.9% of the initial outstanding loan group 2 balance).

                                                    LaSalle Bank National Association will sell us 115 mortgage loans (which include 80 mortgage loans in loan group 1 and
                                                    35 mortgage loans in loan group 2), representing 41.4% of
                                                    the initial outstanding pool balance (and representing 35.3%
                                                    of the initial loan group 1 balance and 68.1% of the initial outstanding loan group 2 balance).

                                                    See "Transaction Parties--The Sponsors, Mortgage Loan Sellers
                                                    and Originators" in this prospectus supplement.

ORIGINATORS.........................................Each mortgage loan seller or its affiliate originated the mortgage loans as to which it is acting as mortgage loan
                                                    seller. See "Transaction

                                      S-11

                                                    Parties--The Sponsors, Mortgage Loan Sellers and Originators"
                                                    in this prospectus supplement.

UNDERWRITERS........................................Morgan Stanley & Co. Incorporated, LaSalle Financial
                                                    Services, Inc., Banc of America Securities LLC and Greenwich
                                                    Capital Markets, Inc. Morgan Stanley & Co. Incorporated is
                                                    an affiliate of Morgan Stanley Mortgage Capital Inc., one of the sponsors and originators, and of the depositor. LaSalle
                                                    Financial Services, Inc. is a subsidiary of LaSalle Bank
                                                    National Association, one of the sponsors and originators, the paying agent, the certificate registrar and the
                                                    authenticating agent.

CUT-OFF DATE........................................March 1, 2006, or with respect to Mortgage Loan Nos. 1-5,
                                                    February 28, 2006. For purposes of the information
                                                    contained in this prospectus supplement (including the
                                                    appendices to this prospectus supplement), scheduled
                                                    payments due in March 2006 with respect to mortgage loans
                                                    not having payment dates on the first day of each month have been deemed received on March 1, 2006, not the actual day on which the scheduled payments were due.

CLOSING DATE........................................On or about March 28, 2006.

DETERMINATION DATE..................................The 8th day of each month, or, if the 8th day is not a business day, the next succeeding business day, commencing in April 2006.

DISTRIBUTION DATE...................................The 4th business day after the related determination date, commencing in April 2006.

RECORD DATE.........................................With respect to each distribution date, the close of business on the last business day of the preceding calendar month.

                                      S-12

                                                    -------------------------------------------------------------
EXPECTED FINAL DISTRIBUTION DATES...................      Class A-1                          December 12, 2010
                                                    -------------------------------------------------------------
                                                          Class A-1A                          January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class A-2                          February 12, 2011
                                                    -------------------------------------------------------------
                                                          Class A-3                          November 12, 2014
                                                    -------------------------------------------------------------
                                                          Class A-AB                           July 12, 2015
                                                    -------------------------------------------------------------
                                                          Class A-4                          December 12, 2015
                                                    -------------------------------------------------------------
                                                          Class A-M                           January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class A-J                           January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class B                             January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class C                             January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class D                             January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class E                             January 12, 2016
                                                    -------------------------------------------------------------
                                                          Class F                             January 12, 2016
                                                    -------------------------------------------------------------

                                                    The Expected Final Distribution Date for each class of
                                                    certificates is the date on which that class is expected to be paid in full, assuming no delinquencies, losses,
                                                    modifications, extensions of maturity dates, repurchases or prepayments of the mortgage loans after the initial issuance of the certificates and according to the "Structuring
                                                    Assumptions."  Any mortgage loans with anticipated repayment dates are assumed to repay in full on those dates. The
                                                    actual final distribution date for any class may be earlier or later (and could be substantially later) than the
                                                    expected final distribution date.

RATED FINAL DISTRIBUTION DATE.......................As to each class of certificates, the distribution date in
                                                    March 2044, which is the first distribution date that
                                                    follows by at least 24 months the end of the amortization
                                                    term for the mortgage loan that, as of the cut-off date, has the longest remaining amortization term.

                                               OFFERED CERTIFICATES

GENERAL.............................................We are offering the following thirteen (13) classes of our
                                                    Series 2006-HQ8 Commercial Mortgage Pass-Through Certificates:

                                                    o   Class A-l

                                                    o   Class A-1A

                                                    o   Class A-2

                                      S-13

                                                    o   Class A-3

                                                    o   Class A-AB

                                                    o   Class A-4

                                                    o   Class A-M

                                                    o   Class A-J

                                                    o   Class B

                                                    o   Class C

                                                    o   Class D

                                                    o   Class E

                                                    o   Class F

                                                    The entire series will consist of a total of thirty (30)
                                                    classes, the following seventeen (17) of which are not being offered by this prospectus supplement and the accompanying prospectus: Class X, Class X-RC, Class G, Class H, Class J,
                                                    Class K, Class L, Class M, Class N, Class O, Class P, Class
                                                    Q, Class S, Class T, Class R-I, Class R-II and Class R-III.

CERTIFICATE BALANCE ................................Your certificates will have the approximate aggregate initial certificate balance presented on the cover page
                                                    hereof, and this balance may vary by up to 5% on the closing date. Mortgage loans may be removed from or added to the
                                                    mortgage pool prior to the closing date within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in
                                                    consequential changes to the initial certificate balance of each class of offered certificates and to the other
                                                    statistical data contained in this prospectus supplement.
                                                    No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

                                                    The certificate balance at any time is the maximum amount of principal distributable to a class and is subject to
                                                    adjustment on each distribution date to reflect any
                                                    reductions resulting from distributions of principal to that class or any allocations of losses to the certificate
                                                    balance of that class.

                                                    The Class X Certificates, which are private certificates,
                                                    will not have certificate balances; this class of
                                                    certificates will instead represent the right to receive
                                                    distributions of interest accrued as described in this
                                                    prospectus supplement on a notional amount. The notional
                                                    amount of the Class X Certificates will be equal to the
                                                    aggregate of the certificate balances of the classes of
                                                    certificates (other than the Class T, Class X, Class X-RC,
                                                    Class R-I, Class R-II and Class R-III Certificates)
                                                    outstanding from time to time. Accordingly, the notional
                                                    amount of the Class X Certificates will be reduced on each distribution date by any distributions of principal actually made on, and any losses actually allocated to the
                                                    certificate balance of, any class of certificates (other
                                                    than the Class T, Class X, Class X-RC, Class R-I, Class R-II and Class R-III Certificates) outstanding from time to
                                                    time.

                                      S-14

                                                    The notional amount of the Class X-RC Certificates, as of
                                                    any date of determination, will be equal to the then total principal balance of the Ritz-Carlton IO Component which had an initial principal balance of $64,000,000 as of the
                                                    Cut-off Date.

                                                    The notional amount of the Class X-RC Certificates will be reduced (but not below zero) on each distribution date by
                                                    collections and advances of principal on the Ritz-Carlton IO
                                                    Component distributed to the Certificateholders and losses on the Ritz-Carlton Pari Passu Loan allocated to the
                                                    Certificateholders.

                                                    Any information provided in this prospectus supplement
                                                    regarding the characteristics of the Class X and Class X-RC
                                                    Certificates, which are not offered pursuant to this
                                                    prospectus supplement, is provided only to enhance your
                                                    understanding of the offered certificates.

PASS-THROUGH RATES .................................Your certificates will accrue interest at an annual rate called a pass-through rate. The approximate initial
                                                    pass-through rates for each class of offered certificates is set forth on the cover page hereof.

                                                    Interest on your certificates will be calculated on the
                                                    basis of a 360-day year consisting of twelve 30-day months, also referred to in this prospectus supplement as a 30/360 basis.

                                                    The pass-through rates for the Class A-1 and Class A-2
                                                    Certificates are fixed at their initial pass-through rates.
                                                    The pass-through rate for the Class A-1A Certificates will, at all times, be a per annum rate equal to the weighted
                                                    average net mortgage rate less 0.092%. The pass-through
                                                    rate for the Class A-3 Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage
                                                    rate less 0.027%. The pass-through rate for the Class A-AB
                                                    Certificates will, at all times, be a per annum rate equal to the weighted average net mortgage rate less 0.076%. The pass-through rate for the Class A-4 Certificates will, at
                                                    all times, be a per annum rate equal to the weighted average net mortgage rate less 0.080%. The pass-through rate for
                                                    the Class A-M Certificates will, at all times, be a per
                                                    annum rate equal to the weighted average net mortgage rate less 0.031%. The pass-through rate for the Class A-J, Class
                                                    B, Class C, Class D, Class E and Class F Certificates will, at all times, be a per annum rate equal to the weighted
                                                    average net mortgage rate.

                                                    The weighted average net mortgage rate for a particular
                                                    distribution date is a weighted average of the interest
                                                    rates on the mortgage loans minus a weighted average annual administrative cost rate, which includes the master
                                                    servicing fee rate (including any subservicing or primary
                                                    servicing fees), any excess servicing fee rate and the
                                                    trustee fee rate. The relevant weighting is based upon the respective principal balances of the mortgage loans as in
                                                    effect immediately prior to the relevant distribution date.
                                                    For purposes of calculating the weighted average net
                                                    mortgage rate, the mortgage loan interest rates will not
                                                    include any default interest rate. The mortgage loan
                                                    interest rates will also be determined without regard to any loan term modifications agreed to by the special servicer or resulting from any borrower's bankruptcy or insolvency. In addition, for purposes of calculating the weighted average net mortgage rate, if a mortgage loan does not accrue
                                                    interest on a 30/360 basis, its interest rate for any month will, in general, be deemed to be the rate per annum that, when calculated on a

                                      S-15

                                                    30/360 basis, will produce the amount of interest that
                                                    actually accrues on that mortgage loan in that month.

                                                    The pass-through rate applicable to the Class X Certificates for the initial distribution date will equal approximately
                                                    0.109% per annum.

                                                    The pass-through rate applicable to the Class X Certificates for each distribution date subsequent to the initial
                                                    distribution date will equal the weighted average of the
                                                    respective Class X Strip Rates at which interest accrues
                                                    from time to time on the respective components of the total notional amount of the Class X Certificates outstanding
                                                    immediately prior to the related distribution date (weighted on the basis of the respective balances of those components outstanding immediately prior to that distribution date).
                                                    Each of those components will equal the certificate balance of one of the classes of Certificates with a principal
                                                    balance. The applicable Class X Strip Rate with respect to each component for each distribution date will equal the
                                                    excess, if any, of (a) the weighted average net mortgage
                                                    rate for the distribution date, over (b) the pass-through
                                                    rate for the distribution date for the related class of
                                                    Certificates with a principal balance. Under no
                                                    circumstances will any Class X Strip Rate be less than zero.

                                                    The pass-through rate for the Class X-RC Certificates for
                                                    each distribution date will be the Class X-RC Strip Rate.

                                                    The Class G, Class H, Class J and Class K Certificates will, at all times, accrue interest at a per annum rate equal to the weighted average net mortgage rate. The Class L, Class
                                                    M, Class N, Class O, Class P, Class Q and Class S
                                                    Certificates will, at all times, accrue interest at a per
                                                    annum rate equal to the lesser of 5.162% and the weighted
                                                    average net mortgage rate. The Class T Certificates do not have a pass-through rate and are entitled to receive only
                                                    excess interest on ARD loans following the anticipated
                                                    repayment date of the ARD loans.

DISTRIBUTIONS

A. AMOUNT AND ORDER OF DISTRIBUTIONS................On each distribution date, you will be entitled to receive interest and principal distributed from funds available for distribution from the mortgage loans, net of excess
                                                    interest, excess liquidation proceeds and specified trust
                                                    expenses, including all servicing fees, trustee fees and
                                                    related compensation, in an amount equal to your
                                                    certificate's interest and principal entitlement, subject to:

                                                    (i)   payment of the respective interest entitlement for
                                                          any class of certificates bearing an earlier
                                                          alphabetical designation (except in respect of the
                                                          distribution of interest among the Class A-1, Class
                                                          A-1A, Class A-2, Class A-3, Class A-AB, Class A-4 and
                                                          Class X Certificates, which will have the same senior
                                                          priority and be distributed pro rata and except that
                                                          distributions to the Class A-M Certificates will be
                                                          paid after distributions to the foregoing classes and
                                                          except that the Class A-J Certificates are paid after
                                                          distributions to the Class A-M Certificates and
                                                          except that the Class X-RC Certificates will have a
                                                          senior priority with respect to, and will receive
                                                          interest payments solely from, the Ritz-Carlton Pari
                                                          Passu Loan), and

                                                    (ii)  if applicable, payment of the respective principal
                                                          entitlement for the distribution date to outstanding
                                                          classes of certificates having an earlier
                                                          alphabetical designation until the principal balance
                                                          of each

                                      S-16

                                                          Class has been reduced to zero; provided, however,
                                                          that the Class A-AB Certificates have certain priority
                                                          with respect to reducing the principal balance of
                                                          those certificates to their planned principal balance,
                                                          as described in this prospectus supplement; and
                                                          provided that the Class A-M Certificates receive
                                                          distributions of principal only after distributions of
                                                          principal are made to the Class A-1, Class A-1A, Class
                                                          A-2, Class A-3, Class A-AB and Class A-4 Certificates
                                                          and that the Class A-J Certificates receive
                                                          distributions of principal only after distributions
                                                          are made to the Class A-M Certificates.

                                                    The Class A-1, Class A-2, Class A-3, Class A-AB and Class
                                                    A-4 Certificates will have priority to payments received in respect of mortgage loans included in loan group 1. The
                                                    Class A-1A Certificates will have priority to payments
                                                    received in respect of mortgage loans included in loan group
                                                    2.

B. INTEREST AND
          PRINCIPAL ENTITLEMENTS....................A description of the interest entitlement payable to each
                                                    Class can be found in "Description of the Offered
                                                    Certificates--Distributions" in this prospectus supplement.
                                                    As described in that section, there are circumstances
                                                    relating to the timing of prepayments in which your interest entitlement for a distribution date could be less than one full month's interest at the pass-through rate on your
                                                    certificate's principal balance. In addition, the right of the master servicer, the special servicer and the trustee to reimbursement for payment of nonrecoverable advances,
                                                    payment of compensation and reimbursement of certain costs and expenses will be prior to your right to receive
                                                    distributions of principal or interest.

                                                    The Class R-I, Class R-II, Class R-III, Class T, Class X and
                                                    Class X-RC Certificates will not be entitled to principal
                                                    distributions. The amount of principal required to be
                                                    distributed on the classes entitled to principal on a
                                                    particular distribution date will, in general, be equal to the sum of:

                                                    o   the principal portion of all scheduled payments, other
                                                        than balloon payments, to the extent received or
                                                        advanced by the master servicer or other party (in
                                                        accordance with the pooling and servicing agreement)
                                                        during the related collection period;

                                                    o   all principal prepayments and the principal portion of
                                                        balloon payments received during the related collection
                                                        period;

                                                    o   the principal portion of other collections on the
                                                        mortgage loans received during the related collection
                                                        period, for example, liquidation proceeds, condemnation
                                                        proceeds, insurance proceeds and income on "real estate
                                                        owned;" and

                                                    o   the principal portion of proceeds of mortgage loan
                                                        repurchases received during the related collection
                                                        period; subject, however, to the adjustments described
                                                        in this prospectus supplement. See the definition of
                                                        "Principal Distribution Amount" in the "Glossary of
                                                        Terms."

                                      S-17

C. PREPAYMENT
          PREMIUMS/YIELD MAINTENANCE
          CHARGES...................................The manner in which any prepayment premiums and yield maintenance charges received during a particular collection period will be allocated to the Class X and the Class X-RC
                                                    Certificates, on the one hand, and the classes of
                                                    certificates entitled to principal, on the other hand, is
                                                    described in "Description of the Offered
                                                    Certificates--Distributions" in this prospectus supplement.

SUBORDINATION

A. GENERAL.......................................   The chart below describes the manner in which the rights of various classes will be senior to the rights of other
                                                    classes. Entitlement to receive principal and interest
                                                    (other than excess liquidation proceeds and certain excess interest in connection with any mortgage loan having an
                                                    anticipated repayment date) on any distribution date is
                                                    depicted in descending order. The manner in which mortgage loan losses (including interest losses other than losses
                                                    with respect to certain excess interest in connection with any mortgage loan having an anticipated repayment date) are allocated is depicted in ascending order.

                                                              --------------------------
                                                                   Class A-l, Class
                                                                  A-1A*, Class A-2,
                                                                   Class A-3, Class
                                                                    A-AB**, Class
                                                                   A-4, Class-X***
                                                                  and Class X-RC****
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                      Class A-M
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                      Class A-J
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                       Class B
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                       Class C
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                       Class D
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                       Class E
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                       Class F
                                                              --------------------------
                                                                          |
                                                                          |
                                                              --------------------------
                                                                     Classes G-S
                                                              --------------------------

                                      S-18

                                                    NO OTHER FORM OF CREDIT ENHANCEMENT WILL BE AVAILABLE TO YOU
                                                    AS A HOLDER OF OFFERED CERTIFICATES.

                                                    *The Class A-1A Certificates have a priority to entitlement to principal payments received in respect of mortgage loans included in loan group 2. The Class A-1, Class A-2, Class
                                                    A-3, Class A-AB and Class A-4 Certificates have a priority entitlement to principal payments received in respect of
                                                    mortgage loans included in loan group 1. See "Description
                                                    of the Offered Certificates--Distributions" in this
                                                    prospectus supplement.

                                                    **The Class A-AB Certificates have priority with respect to receiving distributions of principal from the portion of
                                                    those amounts attributable to loan group 1 and, after the
                                                    principal balance of the Class A-1A Certificates has been
                                                    reduced to zero, the portion of those amounts attributable to loan group 2, to reduce its Certificate Balance to the
                                                    Planned Principal Balance, as described in this prospectus supplement.

                                                    ***Interest only certificates. No principal payments or
                                                    realized loan losses in respect of principal will be
                                                    allocated to the Class X Certificates. However, any
                                                    mortgage loan losses will reduce the notional amount of the
                                                    Class X Certificates.

                                                    ****Interest only certificates. No principal payments or
                                                    realized loan losses in respect of principal will be
                                                    allocated to the Class X-RC Certificates. However, any
                                                    mortgage loan losses with respect to the Ritz-Carlton IO
                                                    Component will reduce the notional amount of the Class X-RC
                                                    Certificates. The Class X-RC Certificates receive
                                                    distributions solely from the Ritz-Carlton IO Component, and have priority with respect to receiving distributions
                                                    therefrom.

B. SHORTFALLS IN
               AVAILABLE FUNDS......................The following types of shortfalls in available funds will reduce amounts available for distribution and will be
                                                    allocated in the same manner as mortgage loan losses. Among the causes of these shortfalls are the following:

                                                    o   shortfalls resulting from compensation which the special
                                                        servicer is entitled to receive;

                                                    o   shortfalls resulting from interest on advances made by
                                                        the master servicer or the trustee, to the extent not
                                                        covered by default interest and late payment charges
                                                        paid by the borrower; and

                                                    o   shortfalls resulting from a reduction of a mortgage
                                                        loan's interest rate by a bankruptcy court or other
                                                        modification or from other unanticipated, extraordinary
                                                        or default-related expenses of the trust.

                                                    Shortfalls in mortgage loan interest as a result of the
                                                    timing of voluntary and involuntary prepayments (net of
                                                    certain amounts required to be used by the master servicer to offset those shortfalls) will be allocated to each class of certificates in accordance with their respective interest entitlements as described in this prospectus supplement.

                                      S-19

                                      INFORMATION ABOUT THE MORTGAGE POOL

CHARACTERISTICS OF THE MORTGAGE POOL

A. GENERAL..........................................All numerical information in this prospectus supplement concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects
                                                    the weighting of the mortgage loans based upon their
                                                    outstanding principal balances as of the cut-off date. With respect to mortgage loans not having due dates on the first day of each month, scheduled payments due in March 2006 have been deemed received on March 1, 2006.

                                                    When information presented in this prospectus supplement
                                                    with respect to mortgaged properties is expressed as a
                                                    percentage of the initial pool balance, the percentages are based upon the cut-off date principal balances of the
                                                    related mortgage loans or with respect to an individual
                                                    property securing a multi-property mortgage loan, the
                                                    portions of those loan balances allocated to such
                                                    properties. The allocated loan amount for each mortgaged
                                                    property securing a multi-property mortgage loan is set
                                                    forth on Appendix II to this prospectus supplement.

B. PRINCIPAL BALANCES...............................The trust's primary assets will be two hundred sixty-eight
                                                    (268) mortgage loans (which include 208 mortgage loans in
                                                    loan group 1 and 60 mortgage loans in loan group 2) with an aggregate principal balance as of the cut-off date of
                                                    approximately $2,731,231,519 (which includes $2,222,122,108 in loan group 1 and $509,109,411 in loan group 2). It is
                                                    possible that the aggregate mortgage loan balance, the
                                                    initial outstanding loan group 1 balance and the initial
                                                    outstanding loan group 2 balance will vary by up to 5% on
                                                    the closing date. As of the cut-off date, the principal
                                                    balance of the mortgage loans in the mortgage pool ranged
                                                    from approximately $998,660 to approximately $266,778,306
                                                    (and the balances of the mortgage loans ranged from
                                                    approximately $998,660 to approximately $266,778,306 in loan group 1 and from approximately $1,061,657 to approximately
                                                    $28,600,000 in loan group 2) and the mortgage loans had an approximate average balance of $10,191,162 (and an
                                                    approximate average balance of $10,683,279 in loan group 1 and $8,485,157 in loan group 2).

C. FEE SIMPLE/LEASEHOLD.............................Two hundred ninety-six (296) mortgaged properties, securing mortgage loans representing 90.4% of the initial outstanding pool balance (which include two hundred thirty-six (236)
                                                    mortgaged properties in loan group 1, representing 88.2% of the initial outstanding loan group 1 balance, and sixty (60)
                                                    mortgaged properties in loan group 2, representing 100% of the initial outstanding loan group 2 balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in those mortgaged properties.

                                                    Four (4) mortgaged properties, securing mortgage loans
                                                    representing 4.8% of the initial outstanding pool balance
                                                    (and representing 5.9% of the initial outstanding loan group
                                                    1 balance), are subject to a mortgage, deed of trust or
                                                    similar security instrument that creates a first mortgage
                                                    lien on a fee interest in a portion of those mortgaged
                                                    properties and a leasehold interest in the remaining portion of those mortgaged properties. In circumstances where both the fee and leasehold interest

                                      S-20

                                                    in the entire mortgaged property are encumbered, we have
                                                    treated that as an encumbered fee interest.

                                                    Eight (8) mortgaged properties, securing mortgage loans
                                                    representing 4.8% of the initial outstanding pool balance
                                                    (representing 5.9% of the initial outstanding loan group 1 balance), are subject to a first mortgage lien on a
                                                    leasehold interest in those mortgaged properties.

D. PROPERTY TYPES...................................The following table shows how the mortgage loans are secured by collateral which is distributed among different types of properties.

                                                    -----------------------------------------------------------
                                                                            Percentage of Initial   Number of
                                                                              Outstanding Pool      Mortgaged
                                                       Property Type               Balance          Properties
                                                    -----------------------------------------------------------
                                                    Retail                          33.3%              121
                                                    -----------------------------------------------------------
                                                    Office                          22.8%               55
                                                    -----------------------------------------------------------
                                                    Multifamily                     18.6%               61
                                                    -----------------------------------------------------------
                                                    Hospitality                     11.1%               11
                                                    -----------------------------------------------------------
                                                    Industrial                      8.6%                29
                                                    -----------------------------------------------------------
                                                    Manufactured Housing            2.0%                6
                                                    Community
                                                    -----------------------------------------------------------
                                                    Mixed Use                       1.8%                8
                                                    -----------------------------------------------------------
                                                    Self Storage                    1.6%                16
                                                    -----------------------------------------------------------
                                                    Other                           0.3%                1
                                                    -----------------------------------------------------------

                                                    For information regarding the types of properties securing the mortgage loans included in loan group 1 or loan group 2, see Appendix I to this prospectus supplement.

E. PROPERTY LOCATION................................The number of mortgaged properties, and the approximate percentage of the aggregate principal balance of the
                                                    mortgage loans secured by mortgaged properties located in
                                                    the six (6) states with the highest concentrations of
                                                    mortgaged properties, are as described in the table below:

                                                    -----------------------------------------------------------
                                                                            Percentage of Initial   Number of
                                                                              Outstanding Pool      Mortgaged
                                                      Geographic Areas             Balance          Properties
                                                    -----------------------------------------------------------
                                                    California                      11.0%               38
                                                    -----------------------------------------------------------
                                                          Southern                  8.6%                29
                                                    -----------------------------------------------------------
                                                          Northern                  2.4%                9
                                                    -----------------------------------------------------------
                                                    New York                        8.2%                13
                                                    -----------------------------------------------------------
                                                    Texas                           6.9%                24
                                                    -----------------------------------------------------------
                                                    Indiana                         6.7%                17
                                                    -----------------------------------------------------------
                                                    Pennsylvania                    6.4%                27
                                                    -----------------------------------------------------------
                                                    Maryland                        6.3%                15
                                                    -----------------------------------------------------------

                                      S-21

                                                    The remaining mortgaged properties are located throughout
                                                    thirty-two (32) States and the District of Columbia. None
                                                    of these property locations has a concentration of mortgaged properties that represents security for more than 5.0% of
                                                    the initial outstanding pool balance, as of the cut-off
                                                    date. Northern California includes areas with zip codes
                                                    above 93600 and Southern California includes areas with zip codes of 93600 and below.

                                                    For information regarding the location of properties
                                                    securing the mortgage loans included in loan group 1 or loan group 2, see Appendix I to this prospectus supplement.

F. OTHER MORTGAGE
         LOAN FEATURES..............................As of the cut-off date, the mortgage loans had the following characteristics:

                                                    o   The most recent scheduled payment of principal and
                                                        interest on any mortgage loan was not thirty days or
                                                        more past due, and no mortgage loan had been thirty days
                                                        or more past due in the past year;

                                                    o   Twenty-six (26) groups of mortgage loans were made to
                                                        the same borrower or to borrowers that are affiliated
                                                        with one another through partial or complete direct or
                                                        indirect common ownership (which include seventeen (17)
                                                        groups of mortgage loans exclusively in loan group 1 and
                                                        six (6) groups of mortgage loans exclusively in loan
                                                        group 2). Of these twenty-six (26) groups, the 3 largest
                                                        groups represent 5.6%, 3.6% and 2.6%, respectively, of
                                                        the initial outstanding pool balance. See Appendix II
                                                        attached to this prospectus supplement. The related
                                                        borrower concentrations of the 3 largest groups
                                                        exclusively in loan group 1 represent 6.9%, 3.2% and
                                                        1.8%, respectively, of the initial outstanding loan
                                                        group 1 balance, and the three largest groups of
                                                        mortgage loans exclusively in loan group 2 represent
                                                        19.2%, 8.2% and 2.7%, respectively, of the initial
                                                        outstanding loan group 2 balance. In addition, three (3)
                                                        groups of mortgage loans were made to the same borrower
                                                        that are affiliated with one another through partial or
                                                        complete direct or indirect common ownership that have
                                                        mortgage loans included in both loan group 1 and loan
                                                        group 2 and represent 3.0% of the initial outstanding
                                                        pool balance;

                                                    o   Sixty-two (62) mortgaged properties, securing mortgage
                                                        loans representing 16.2 % of the initial outstanding
                                                        pool balance (representing 19.9% of the initial
                                                        outstanding loan group 1 balance), are each 100% leased
                                                        to a single tenant;

                                                    o   All of the mortgage loans bear interest at fixed rates;

                                                    o   Fixed periodic payments on the mortgage loans are
                                                        generally determined assuming interest is calculated on
                                                        a 30/360 basis, but interest actually accrues and is
                                                        applied on certain mortgage loans on an actual/360
                                                        basis. Accordingly, there will be less amortization of
                                                        the principal balance during the term of these mortgage
                                                        loans, resulting in a higher final payment on these
                                                        mortgage loans; and

                                      S-22

                                                    o   No mortgage loan permits negative amortization or the
                                                        deferral of accrued interest (except excess interest
                                                        that would accrue in the case of any mortgage loan
                                                        having an anticipated repayment date after the
                                                        applicable anticipated repayment date for the related
                                                        mortgage loan).

G. BALLOON LOANS/ARD LOANS..........................As of the cut-off date, the mortgage loans had the following additional characteristics:

                                                    o   Two hundred sixty-eight (268) mortgage loans,
                                                        representing 100% of the initial outstanding pool
                                                        balance, are "balloon loans" (which include two hundred
                                                        eight (208) mortgage loans in loan group 1, representing
                                                        100% of the initial outstanding loan group 1 balance,
                                                        and sixty (60) mortgage loans in loan group 2,
                                                        representing 100% of the initial outstanding loan group
                                                        2 balance). Ten (10) of these mortgage loans,
                                                        representing 6.4% of the initial outstanding pool
                                                        balance (representing 7.9% of the initial outstanding
                                                        loan group 1 balance), are mortgage loans than have an
                                                        anticipated repayment date that provides for an increase
                                                        in the mortgage rate and/or principal amortization at a
                                                        specified date prior to stated maturity. One (1) of the
                                                        balloon loans, representing 9.8% of the initial
                                                        outstanding pool balance (representing 12.0% of the
                                                        initial outstanding loan group 1 balance), amortizes
                                                        principal in accordance with the schedule attached to
                                                        this prospectus supplement as Schedule B. For purposes
                                                        of this prospectus supplement, we consider a mortgage
                                                        loan to be a "balloon loan" if its principal balance is
                                                        not scheduled to be fully or substantially amortized by
                                                        the loan's stated maturity date or anticipated repayment
                                                        date, as applicable.

H. INTEREST ONLY LOANS..............................As of the cut-off date, the mortgage loans had the following additional characteristics:

                                                    o   One hundred seven (107) mortgage loans, representing
                                                        43.7% of the initial outstanding pool balance (which
                                                        include seventy-six (76) mortgage loans in loan group 1,
                                                        representing 37.6% of the initial outstanding loan group
                                                        1 balance, and thirty-one (31) mortgage loans in loan
                                                        group 2, representing 70.5% of the initial outstanding
                                                        loan group 2 balance), currently provide for monthly
                                                        payments of interest only for a portion of their
                                                        respective terms, ranging from 12 months to 60 months,
                                                        and then provide for the monthly payment of principal
                                                        and interest over their respective remaining terms; and

                                                    o   Twenty-one (21) mortgage loans, representing 15.0% of
                                                        the initial outstanding pool balance (which include
                                                        nineteen (19) mortgage loans in loan group 1,
                                                        representing 17.7% of the initial outstanding loan group
                                                        1 balance, and two (2) mortgage loans in loan group 2,
                                                        representing 3.1% of the initial outstanding loan group
                                                        2 balance), currently provide for monthly payments of
                                                        interest only for their entire respective terms.

I. PREPAYMENT/DEFEASANCE
         PROVISIONS.................................As of the cut-off date, all of the mortgage loans restricted voluntary principal prepayments as follows:

                                      S-23

                                                    o   Two hundred thirty (230) mortgage loans, representing
                                                        88.2% of the initial outstanding pool balance (which
                                                        include one hundred seventy-seven (177) mortgage loans
                                                        in loan group 1, representing 86.7% of the initial
                                                        outstanding loan group 1 balance, and fifty-three (53)
                                                        mortgage loans in loan group 2, representing 94.5% of
                                                        the initial outstanding loan group 2 balance), prohibit
                                                        voluntary principal prepayments for a period ending on a
                                                        date determined by the related mortgage note (which may
                                                        be the maturity date), which period is referred to in
                                                        this prospectus supplement as a lock-out period, but
                                                        permit the related borrower, after an initial period of
                                                        at least two years following the date of issuance of the
                                                        certificates, to defease the mortgage loan by pledging
                                                        "government securities" as defined in the Investment
                                                        Company Act of 1940 that provide for payment on or prior
                                                        to each due date through and including the maturity date
                                                        (or the earlier due date on which the mortgage loan
                                                        first becomes freely prepayable) of amounts at least
                                                        equal to the amounts that would have been payable on
                                                        those dates under the terms of the mortgage loans and
                                                        obtaining the release of the mortgaged property from the
                                                        lien of the mortgage.

                                                    o   Thirty-one (31) mortgage loans, representing 10.2% of
                                                        the initial outstanding pool balance (which include
                                                        twenty-six (26) mortgage loans in loan group 1,
                                                        representing 11.7% of the initial outstanding loan group
                                                        1 balance, and five (5) mortgage loans in loan group 2,
                                                        representing 3.8% of the initial outstanding loan group
                                                        2 balance), prohibit voluntary principal prepayments
                                                        during a lock-out period, and following the lock-out
                                                        period provide for a prepayment premium or yield
                                                        maintenance charge calculated on the basis of the
                                                        greater of a yield maintenance formula and 1% of the
                                                        amount prepaid.

                                                    o   One (1) mortgage loan, representing 0.8% of the initial
                                                        outstanding pool balance (representing 1.0% of the
                                                        initial outstanding loan group 1 balance), prohibits
                                                        voluntary principal prepayments during a lock-out
                                                        period, and following the lock-out period provides for a
                                                        yield maintenance charge calculated on the basis of a
                                                        yield maintenance formula.

                                                    o   Four (4) mortgage loans, representing 0.5% of the
                                                        initial outstanding pool balance (which include three
                                                        (3) mortgage loans in loan group 1, representing 0.5% of
                                                        the initial outstanding loan group 1 balance, and one
                                                        (1) mortgage loan in loan group 2, representing 0.7% of
                                                        the initial outstanding loan group 2 balance), prohibit
                                                        voluntary principal prepayments during a lock-out
                                                        period, and following the lock-out period provide for a
                                                        prepayment premium or yield maintenance charge
                                                        calculated on the basis of the greater of a yield
                                                        maintenance formula or 1% of the amount prepaid, and
                                                        also permit the related borrower, after an initial
                                                        period of at least two years following the date of the
                                                        issuance of the certificates, to defease the mortgage
                                                        loan by pledging "government securities" as defined in
                                                        the Investment Company Act of 1940 that provide for
                                                        payment on or prior to each due date through and
                                                        including the maturity date (or such earlier due date on
                                                        which the mortgage loan first becomes freely prepayable)
                                                        of amounts at least equal to the amounts that would have
                                                        been payable on those dates under the

                                      S-24

                                                        terms of the mortgage loans and obtaining the release of
                                                        the mortgaged property from the lien of the mortgage.

                                                    o   Two (2) mortgage loans, representing 0.3% of the initial
                                                        outstanding pool balance (which includes one (1)
                                                        mortgage loans in loan group 1, representing 0.1% of the
                                                        initial outstanding loan group 1 balance, and one (1)
                                                        mortgage loan in loan group 2, representing 1.0% of the
                                                        initial loan group 2 balance), have no lock-out period
                                                        and permit voluntary principal prepayments at any time
                                                        if accompanied by a prepayment premium or yield
                                                        maintenance charge calculated on the basis of the
                                                        greater of a yield maintenance formula or 1% of the
                                                        amount prepaid.

                                                    Notwithstanding the above, the mortgage loans generally (i)
                                                    permit prepayment in connection with casualty or
                                                    condemnation and certain other matters without payment of a prepayment premium or yield maintenance charge and (ii)
                                                    provide for a specified period commencing prior to and
                                                    including the maturity date or the anticipated repayment
                                                    date during which the related borrower may prepay the
                                                    mortgage loan without payment of a prepayment premium or
                                                    yield maintenance charge. See the footnotes to Appendix II attached to this prospectus supplement for more details
                                                    about the various yield maintenance formulas.

                                                    With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include
                                                    provisions described below:

                                                    o   One (1) mortgage loan, representing 9.8% of the initial
                                                        outstanding pool balance (representing 12.0% of the
                                                        initial outstanding loan group 1 balance), which is
                                                        secured by multiple mortgaged properties, permits the
                                                        release of certain portions of the related mortgaged
                                                        properties from the lien of the related mortgage
                                                        following a lock-out period (i) in the case of one
                                                        mortgaged property, within two years following the
                                                        issuance of the Certificates, upon the prepayment of an
                                                        amount equal to the amount of the allocated loan amount
                                                        of the mortgaged property being released and (ii) in the
                                                        case of certain portions of certain of the mortgaged
                                                        properties, upon either the defeasance or prepayment of
                                                        the amounts as set forth in the footnotes to Appendix II
                                                        to this prospectus supplement.

                                                    o   One (1) mortgage loan, representing 4.0% of the initial
                                                        outstanding pool balance (representing 4.9% of the
                                                        initial outstanding loan group 1 balance), is secured by
                                                        multiple mortgaged properties and permits the release of
                                                        any of the mortgaged properties from the lien of the
                                                        mortgage loan after the applicable lock-out period upon
                                                        the defeasance of an amount equal to 110% of the
                                                        allocated mortgage loan amount of the mortgaged property
                                                        being released if the remaining properties debt service
                                                        coverage ratio of the remaining properties immediately
                                                        following the release is at least equal to the greater
                                                        of 1.20x and the debt service coverage ratio immediately
                                                        preceding the release.

                                                    o   One (1) mortgage loan, representing 2.8% of the initial
                                                        outstanding pool balance (representing 3.4% of the
                                                        initial outstanding loan group 1 balance), is secured by
                                                        multiple mortgaged properties and

                                      S-25

                                                        permits the borrower to partially defease the mortgage
                                                        loan and obtain the release of the relevant mortgaged
                                                        property at any time that the related borrower is
                                                        permitted to defease the mortgage loan (which in no
                                                        event may be prior to the date that is at least two
                                                        years following the date of issuance of the
                                                        certificates) upon defeasance of an amount equal to 115%
                                                        of the allocated amount of the mortgaged property being
                                                        released if, among other things, the debt service
                                                        coverage ratio with respect to the remaining mortgaged
                                                        properties is at least 1.18x.

                                                    o   One (1) mortgage loan, representing 2.4% of the initial
                                                        outstanding pool balance (representing 2.9% of the
                                                        initial outstanding loan group 1 balance), is secured by
                                                        multiple parcels and permits the release of one or more
                                                        of the parcels from the lien of the mortgage upon
                                                        defeasance of an amount equal to 125% of the allocated
                                                        mortgage loan amount of the released parcel if the
                                                        loan-to-value-ratio of the remaining property is not
                                                        greater than 65% and the debt service coverage ratio is
                                                        not less than 1.25x.

                                                    o   Two (2) mortgage loans, representing 3.0% of the initial
                                                        outstanding pool balance (and representing 3.7% of the
                                                        initial outstanding loan group 1 balance), are secured
                                                        by multiple mortgaged properties and permit the release
                                                        of any of the mortgaged properties from the lien of the
                                                        mortgage after the applicable lock-out period upon the
                                                        defeasance of an amount equal to 125% of the allocated
                                                        mortgage loan amount of the mortgaged property being
                                                        released if, among other things, (i) the debt service
                                                        coverage ratio with respect to the remaining mortgaged
                                                        properties is at least the greater of 1.20x and the debt
                                                        service coverage ratio immediately preceding the
                                                        release, and (ii) the aggregate loan-to-value ratio of
                                                        the remaining properties is not more than 80% of the
                                                        fair market value of those properties.

                                                    o   One (1) mortgage loan, representing 0.1% of the initial
                                                        outstanding pool balance (representing 0.5% of the
                                                        initial outstanding loan group 2 balance), is secured by
                                                        multiple mortgaged properties and permits the release a
                                                        portion of the related mortgaged property, known as the
                                                        Cobb property, from the lien of the mortgage after the
                                                        applicable lock-out period upon the prepayment of an
                                                        amount equal to 125% of the allocated loan amount of the
                                                        mortgaged property being released if the loan-to-value
                                                        ratio immediately following the release is not greater
                                                        than 80% and the debt service coverage ratio immediately
                                                        following the release is at least equal to or greater
                                                        than 1.25x.

                                                    See Appendix II attached to this prospectus supplement for specific yield maintenance provisions with respect to the
                                                    prepayment and defeasance provisions set forth above.

                                                    In addition to the prepayment and defeasance provisions
                                                    described above, two (2) mortgage loans, representing 6.7%
                                                    of the initial outstanding pool balance (representing 8.3%
                                                    of the initial outstanding loan group 1 balance), that are secured by multiple mortgaged properties, and one (1)
                                                    mortgage loan, representing 0.1% of the initial outstanding pool balance (representing 0.2% of the initial outstanding loan group 1 balance), that is secured by one mortgaged
                                                    property, permit the borrower to obtain the release of any of the related

                                      S-26

                                                    properties or property, as the case may be, from the lien of the related mortgage by substituting a new property that
                                                    meets certain requirements set forth in the mortgage loan
                                                    documents, including, among other things, that (i) the
                                                    aggregate loan-to-value ratio of all properties after
                                                    substitution is not greater than a specified percentage and
                                                    (ii) the debt service coverage ratio of all properties after substitution is not less than a specified ratio. With
                                                    respect to one (1) of these mortgage loans, subject to
                                                    certain exceptions, the borrower is not permitted to
                                                    substitute for more than two (2) properties at any one time, except in certain cases, and in any one transaction may only substitute properties whose allocated loan amount are less than 30% of the allocated loan amount of all properties
                                                    remaining, except in certain cases.

                                                    In addition, certain mortgage loans that are
                                                    cross-collateralized and cross-defaulted with other mortgage loans permit the related borrower to prepay or defease one or more of the related mortgage loans and/or release the
                                                    cross-collateralization with respect to the related
                                                    mortgaged property or properties, subject to the
                                                    satisfaction of certain conditions.

                                                    Notwithstanding the above, the mortgage loans generally
                                                    provide that the related borrower may prepay the mortgage
                                                    loan without prepayment premium or defeasance requirements commencing one (1) to thirty-seven (37) payment dates prior to and including the maturity date or the anticipated
                                                    repayment date.

                                                    In addition, certain mortgage loans provide for the free
                                                    release of outparcels or other portions of the related
                                                    mortgaged property that were given no value or minimal value in the underwriting process, subject to the satisfaction of certain conditions. In addition, certain of the mortgage
                                                    loans may permit the related borrower to substitute
                                                    collateral under certain circumstances.

                                                    See the footnotes to Appendix II attached to this prospectus supplement for more details concerning certain of the
                                                    foregoing provisions including the method of calculation of any prepayment premium or yield maintenance charge which
                                                    will vary for any mortgage loan.

J. MORTGAGE LOAN RANGES
         AND WEIGHTED AVERAGES......................As of the cut-off date, the mortgage loans had the following additional characteristics:

        I.        MORTGAGE INTEREST RATES           Mortgage interest rates ranging from 4.640% per annum to
                                                    6.620% per annum (and ranging from 4.640% per annum to
                                                    6.620% per annum for loan group 1 and from 4.870% per annum to 6.050% per annum for loan group 2), and a weighted
                                                    average mortgage interest rate of 5.513% per annum (and
                                                    5.509% per annum for loan group 1 and 5.531% per annum for loan group 2);

        II.       ORIGINAL TERMS                    Original terms to scheduled maturity ranging from sixty (60)
                                                    months to one hundred eighty (180) months (and ranging from sixty (60) months to one hundred eighty (180) months with
                                                    respect to the mortgage loans in loans group 1, and ranging from sixty (60) months to one hundred twenty (120) months
                                                    with respect to the mortgage loans in loans group 2), and a weighted average original term to scheduled maturity of one hundred sixteen (116) months (and a weighted average
                                                    original term to scheduled maturity of one hundred fifteen
                                                    (115) with respect to the mortgage loans in loans group 1, and a weighted average original term

                                      S-27

                                                    to scheduled maturity of one hundred eighteen (118) with
                                                    respect to the mortgage loans in loans group 2);

        III.      REMAINING TERMS                   Remaining terms to scheduled maturity ranging from fifty-two
                                                    (52) months to one hundred seventy-seven (177) months (and ranging from fifty-two (52) months to one hundred
                                                    seventy-seven (177) months for loan group 1 and from
                                                    fifty-six (56) months to one hundred twenty (120) months for loan group 2), and a weighted average remaining term to
                                                    scheduled maturity of one hundred thirteen (113) months (and weighted average remaining term to scheduled maturity of one hundred twelve (112) months for loan group 1 and one hundred fifteen (115) months for loan group 2);

        IV.       REMAINING
                  AMORTIZATION TERMS                Remaining amortization terms (excluding loans which provide for interest only payments for the entire loan term) ranging from two hundred twenty-two (222) months to three-hundred
                                                    seventy-four (374) months (and ranging from two hundred
                                                    twenty-two (222) months to three hundred seventy-four (374)
                                                    months for loan group 1 and from two hundred thirty-five
                                                    (235) months to three hundred sixty (360) months for loan
                                                    group 2), and a weighted average remaining amortization term of three hundred thirty-seven (337) months (and three
                                                    hundred thirty-three (333) months for loan group 1 and three hundred fifty-four (354) months for loan group 2);

        V.        LOAN-TO-VALUE RATIOS              Loan-to-value ratios, calculated as described in this
                                                    prospectus supplement, range from 23.4% to 82.0% (and range from 23.4 % to 82.0% for loan group 1 and from 48.3% to
                                                    80.0% for loan group 2), and a weighted average
                                                    loan-to-value ratio, calculated as described in this
                                                    prospectus supplement, of 71.9% (and 71.3% for loan group 1 and 74.6% for loan group 2);

                                                    For each of the mortgage loans, the loan-to-value ratio was calculated according to the methodology set forth in this
                                                    prospectus supplement based on the estimate of value from a third-party appraisal, which was generally conducted after
                                                    June 14, 2004;

                                                    For detailed methodologies, see "Description of the Mortgage
                                                    Pool--Assessments of Property Value and Condition--Appraisals"
                                                    in this prospectus supplement;

        VI.       DEBT SERVICE
                  COVERAGE RATIOS                   Debt service coverage ratios, determined according to the
                                                    methodology presented in this prospectus supplement, ranging from 1.02x to 3.07x (and ranging from 1.02x to 3.07x for
                                                    loan group 1 and from 1.20x to
                                                    2.17x for loan group 2) and a weighted average debt service coverage ratio, calculated as described in this prospectus supplement, of 1.45x (and 1.44x for loan group 1 and 1.49x for loan group 2). These calculations are based on
                                                    underwritable cash flow and actual debt service of the
                                                    related mortgage loans as described in this prospectus
                                                    supplement; and

        VII.      DEBT SERVICE
                  COVERAGE RATIOS
                  POST IO PERIOD                    Debt Service Coverage Ratio Post IO Period, determined
                                                    according to the methodology presented in this prospectus
                                                    supplement, ranging from 1.02x to 3.07x (and ranging from
                                                    1.02x to 3.07x for loan group 1 and from 1.18x to 2.17x for loan group 2), and a weighted average debt

                                      S-28

                                                    service coverage ratio, calculated as described in this
                                                    prospectus supplement, of 1.32x (and 1.33x for loan group 1 and 1.29x for loan group 2).

                                                    "Debt Service Coverage Ratio Post IO Period" or "DSCR Post
                                                    IO Period" means, with respect to the related mortgage loan that has an interest-only period that has not expired as of the cut-off date but will expire prior to maturity, a debt service coverage ratio calculated in the same manner as debt service coverage ratios except that the amount of the
                                                    monthly debt service payment considered in the calculation is the amount of the monthly debt service payment that is
                                                    due in the first month following the expiration of the
                                                    applicable interest-only period. See "Description of the
                                                    Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

ADVANCES

A. PRINCIPAL AND
         INTEREST ADVANCES..........................Subject to a recoverability determination described in this prospectus supplement, the master servicer (and the trustee, if applicable) will be required to advance delinquent
                                                    monthly mortgage loan payments for the mortgage loans that are part of the trust. The master servicer and the trustee will not be required to advance any additional interest
                                                    accrued as a result of the imposition of any default rate or any rate increase after an anticipated repayment date. The master servicer and the trustee also are not required to
                                                    advance prepayment or yield maintenance premiums, excess
                                                    interest or balloon payments. With respect to any balloon
                                                    payment, the master servicer (and the trustee, if
                                                    applicable) will instead be required to advance an amount
                                                    equal to the scheduled payment that would have been due if the related balloon payment had not become due. If a P&I
                                                    Advance is made, the master servicer will defer rather than advance its master servicing fee and the excess servicing
                                                    fee, but will advance the trustee fee.

                                                    For an REO property, subject to a recoverability
                                                    determination described in this prospectus supplement, the advance will equal the scheduled payment that would have
                                                    been due if the predecessor mortgage loan had remained
                                                    outstanding and continued to amortize in accordance with its amortization schedule in effect immediately before the REO property was acquired.

B. SERVICING ADVANCES...............................Subject to a recoverability determination described in this prospectus supplement, the master servicer, the special
                                                    servicer and the trustee may also make servicing advances to pay delinquent real estate taxes, insurance premiums and
                                                    similar expenses necessary to maintain and protect the
                                                    mortgaged property, to maintain the lien on the mortgaged
                                                    property or to enforce the mortgage loan documents.

C. INTEREST ON ADVANCES.............................All advances made by the master servicer, the special servicer or the trustee will accrue interest at a rate equal to the "prime rate" as reported in The Wall Street Journal.

D. BACK-UP ADVANCES.................................Pursuant to the requirements of the pooling and servicing agreement, if the master servicer fails to make a required advance, the trustee will be required to make the advance, subject to the same limitations, and with the same rights of the master servicer.

                                      S-29

E. RECOVERABILITY...................................None of the master servicer, the special servicer or the trustee will be required to make any advance if the master servicer or the special servicer, as the case may be,
                                                    reasonably determines that the advance would not be
                                                    recoverable in accordance with the servicing standard or in the case of the trustee, in accordance with its business
                                                    judgment. The trustee will be entitled, but not obligated, to rely conclusively on any determination by the master
                                                    servicer or the special servicer, that a servicing advance if made, would be a nonrecoverable advance.

F. ADVANCES DURING AN
         APPRAISAL REDUCTION EVENT..................The occurrence of certain adverse events affecting a mortgage loan will require the special servicer to obtain a new appraisal or other valuation of the related mortgaged
                                                    property. In general, if the principal amount of the
                                                    mortgage loan plus all other amounts due under a mortgage
                                                    loan and interest on advances made with respect to the
                                                    mortgage loan exceeds 90% of the value of the mortgaged
                                                    property determined by an appraisal or other valuation, an appraisal reduction may be created in the amount of the
                                                    excess as described in this prospectus supplement. If there exists an appraisal reduction for any mortgage loan, the
                                                    interest portion of the amount required to be advanced on
                                                    that mortgage loan will be proportionately reduced to the
                                                    extent of the appraisal reduction. This will reduce the
                                                    funds available to pay interest on the most subordinate
                                                    class or classes of certificates then outstanding.

                                                    In the case of any A/B mortgage loan, any appraisal
                                                    reduction will be calculated in respect of that A/B mortgage loan taken as a whole and any such appraisal reduction will be allocated first to the related B note and then allocated to the related A note.

                                                    See "Description of the Offered Certificates--Advances" in
                                                    this prospectus supplement.

                                       ADDITIONAL ASPECTS OF CERTIFICATES

RATINGS.............................................The certificates offered to you will not be issued unless each of the classes of certificates being offered by this
                                                    prospectus supplement receives the following ratings from
                                                    Moody's Investors Service, Inc. and Standard & Poor's
                                                    Ratings Services, a division of The McGraw-Hill Companies,
                                                    Inc.

                                                    ------------------------------------------------
                                                    Class                              Ratings
                                                                                     Moody's/S&P
                                                    ------------------------------------------------
                                                    Classes A-1, A-1A, A-2, A-3,       Aaa/AAA
                                                    A-AB and A-4
                                                    ------------------------------------------------
                                                    Class A-M                          Aaa/AAA
                                                    ------------------------------------------------
                                                    Class A-J                          Aaa/AAA
                                                    ------------------------------------------------
                                                    Class B                            Aa1/AA+
                                                    ------------------------------------------------
                                                    Class C                            Aa2/AA
                                                    ------------------------------------------------
                                                    Class D                            Aa3/AA-
                                                    ------------------------------------------------
                                                    Class E                             A1/A+
                                                    ------------------------------------------------
                                                    Class F                             A2/A
                                                    ------------------------------------------------

                                                    A rating agency may lower or withdraw a security rating at any time. Each of the rating agencies identified above is
                                                    expected to perform

                                      S-30

                                                    ratings surveillance with respect to its ratings for so long as the offered certificates remain outstanding except that a rating agency may stop performing ratings surveillance at
                                                    any time, for among other reasons, if that rating agency
                                                    does not have sufficient information to allow it to continue to perform ratings surveillance on the certificates. The
                                                    depositor has no ability to ensure that the rating agencies will perform ratings surveillance.

                                                    See "Ratings" in this prospectus supplement and "Ratings" in the prospectus for a discussion of the basis upon which
                                                    ratings are given, the limitations of and restrictions on
                                                    the ratings, and the conclusions that should not be drawn
                                                    from a rating.

OPTIONAL TERMINATION................................On any distribution date on which the aggregate principal balance of the mortgage loans is less than or equal to 1% of the initial outstanding pool balance, the holders of a
                                                    majority of the controlling class, the special servicer, the master servicer and any holder of a majority interest in the
                                                    Class R-I Certificates, in that order of priority, will have the option to purchase all of the remaining mortgage loans, and all property acquired through exercise of remedies in
                                                    respect of any mortgage loan, at the price specified in this prospectus supplement. Exercise of this option would
                                                    terminate the trust and retire the then outstanding
                                                    certificates at par plus accrued interest. Provided that
                                                    the aggregate principal balances of the Class A-1, Class
                                                    A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class
                                                    A-M, Class A-J, Class B, Class C, Class D, Class E, Class F,
                                                    Class G, Class H, Class J and Class K Certificates have been reduced to zero, the trust could also be terminated in
                                                    connection with an exchange of all the then-outstanding
                                                    certificates, including the Class X Certificates, the Class
                                                    X-RC Certificates and the Class T Certificates, but
                                                    excluding the residual certificates, for mortgage loans
                                                    remaining in the trust, but all of the holders of
                                                    outstanding certificates of such classes would have the
                                                    option to voluntarily participate in such exchange. See
                                                    "Description of the Offered Certificates--Optional
                                                    Termination."

REPURCHASE OR SUBSTITUTION..........................Each mortgage loan seller will make certain representations and warranties with respect to the mortgage loans sold by
                                                    it, as described under "Description of the Mortgage
                                                    Pool--Representations and Warranties" and "--Repurchases and
                                                    Other Remedies." If a mortgage loan seller has been notified of a material breach of any of its representations and
                                                    warranties or a material defect in the documentation of any mortgage loan as described under "Description of the
                                                    Mortgage Pool--Repurchases and Other Remedies", then that
                                                    mortgage loan seller will be required to either cure the
                                                    breach, repurchase the affected mortgage loan from the trust fund or substitute the affected mortgage loan with another mortgage loan. If the related mortgage loan seller decides to repurchase the affected mortgage loan, the repurchase
                                                    would have the same effect on the offered certificates as a prepayment in full of such mortgage loan, except that the
                                                    purchase will not be accompanied by any prepayment premium or yield maintenance charge. In addition, certain mortgage loans may be purchased from the trust fund by the holders of
                                                    a B Note or mezzanine loan under certain circumstances. See
                                                    "Description of the Mortgage Pool--Subordinate and Other
                                                    Financing" and "Servicing of the Mortgage Loans--Servicing
                                                    of the Ritz-Carlton Loan Group and the A/B Mortgage Loans"
                                                    in this prospectus supplement.

                                      S-31

SALE OF DEFAULTED LOANS.............................Pursuant to the pooling and servicing agreement, (i) the holder of the certificates representing the greatest
                                                    percentage interest in the controlling class of certificates and (ii) the special servicer, in that order, has the option to purchase from the trust any defaulted mortgage loan that is at least sixty (60) days delinquent as to any monthly
                                                    debt service payment (or is delinquent as to its balloon
                                                    payment) at a price equal to the fair value of such mortgage loan as determined by the special servicer for such mortgage loan (provided, that if such mortgage loan is being
                                                    purchased by the special servicer or by a holder of
                                                    certificates of the controlling class, the trustee will be required to verify that such price is equal to fair value).
                                                    In addition, certain of the mortgage loans are subject to a purchase option upon certain events of default in favor of a subordinate lender or mezzanine lender. For more
                                                    information relating to the sale of defaulted mortgage
                                                    loans, see "Servicing of the Mortgage Loans--Sale of
                                                    Defaulted Mortgage Loans" in this prospectus supplement.

DENOMINATIONS.......................................The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB,
                                                    Class A-4, Class A-M and Class A-J Certificates will be
                                                    offered in minimum denominations of $25,000. The remaining offered certificates will be offered in minimum
                                                    denominations of $100,000. Investments in excess of the
                                                    minimum denominations may be made in multiples of $1.

REGISTRATION, CLEARANCE
    AND SETTLEMENT..................................Your certificates will be registered in the name of Cede &
                                                    Co., as nominee of The Depository Trust Company, and will
                                                    not be registered in your name. You will not receive a
                                                    definitive certificate representing your ownership interest, except in very limited circumstances described in this
                                                    prospectus supplement. As a result, you will hold your
                                                    certificates only in book-entry form and will not be a
                                                    certificateholder of record. You will receive distributions on your certificates and reports relating to distributions only through The Depository Trust Company, Clearstream
                                                    Banking, societe anonyme or the Euroclear System or through participants in The Depository Trust Company, Clearstream
                                                    Banking or Euroclear.

                                                    You may hold your certificates through:

                                                    o   The Depository Trust Company in the United States; or

                                                    o   Clearstream Banking or Euroclear in Europe.

                                                    Transfers within The Depository Trust Company, Clearstream
                                                    Banking or Euroclear will be made in accordance with the
                                                    usual rules and operating procedures of those systems.
                                                    Cross-market transfers between persons holding directly
                                                    through The Depository Trust Company, Clearstream Banking or
                                                    Euroclear will be effected in The Depository Trust Company through the relevant depositories of Clearstream Banking or
                                                    Euroclear.

                                                    All or any portion of the certificates offered to you may be converted to definitive certificates and reissued to
                                                    beneficial owners or their nominees, rather than to The
                                                    Depository Trust Company or its nominee, if we notify The
                                                    Depository Trust Company of our intent to terminate the
                                                    book-entry system and, upon receipt of notice of such intent from The Depository Trust Company, the participants holding beneficial interests in the certificates agree to initiate such termination.

                                      S-32

                                                    We expect that the certificates offered to you will be
                                                    delivered in book-entry form through the facilities of The
                                                    Depository Trust Company, Clearstream Banking or Euroclear
                                                    on or about the closing date.

TAX STATUS..........................................Elections will be made to treat designated portions of the trust as three separate "real estate mortgage investment
                                                    conduits"--REMIC I, REMIC II and REMIC III--for federal income tax purposes. In the opinion of counsel, each such
                                                    designated portion of the trust will qualify for this
                                                    treatment and each class of offered certificates will
                                                    evidence "regular interests" in REMIC III. The portion of
                                                    the trust consisting of the right to excess interest
                                                    (interest on each mortgage loan with an anticipated
                                                    repayment date accruing after such date at a rate in excess of the rate that applied prior to such date) and the related sub-accounts will be treated as a grantor trust for federal income tax purposes. The Class T Certificates will
                                                    represent only the right to excess interest on the ARD loans held by the trust and, for federal income tax purposes, will constitute interests in a grantor trust.

                                                    Pertinent federal income tax consequences of an investment in the offered certificates include:

                                                    o   The regular interests will be treated as newly
                                                        originated debt instruments for federal income tax
                                                        purposes.

                                                    o   Beneficial owners of offered certificates will be
                                                        required to report income on the certificates in
                                                        accordance with the accrual method of accounting.

                                                    o   We anticipate that (i) the Class A-1, Class A-1A, Class
                                                        A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class
                                                        A-J, Class B, Class C and Class D Certificates will be
                                                        issued at a premium for federal income tax purposes and
                                                        (ii) the Class E and Class F Certificates will be issued
                                                        with a de minimis amount of original issue discount for
                                                        federal income tax purposes.

                                                    See "Material Federal Income Tax Consequences" in this
                                                    prospectus supplement.

CONSIDERATIONS RELATED TO TITLE I
OF THE EMPLOYEE RETIREMENT
INCOME SECURITY ACT OF 1974.........................Subject to the satisfaction of important conditions described under "ERISA Considerations" in this prospectus
                                                    supplement and in the accompanying prospectus, the offered certificates may be purchased by persons investing assets of employee benefit plans or individual retirement accounts.

LEGAL INVESTMENT....................................The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage
                                                    Market Enhancement Act of 1984, as amended. If your
                                                    investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, then you may be subject to
                                                    restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in
                                                    determining the suitability of and consequences to you of
                                                    the purchase, ownership and sale of the offered
                                                    certificates. See "Legal Investment" in this prospectus
                                                    supplement.

                                      S-33

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      S-34

                                  RISK FACTORS

      You should carefully consider the risks involved in owning a certificate before purchasing a certificate. Among other risks, the timing of payments and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider both the risk factors relating to the mortgage loans and the mortgaged properties and the other risks relating to the certificates.

      The risks and uncertainties described in this section, together with those risks described in the prospectus under "Risk Factors", summarize material risks relating to your certificates. Your investment could be materially and adversely affected by the actual and potential circumstances that we describe in those sections.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED TO
PAYMENTS UNDER THE MORTGAGE LOANS                   Payments under the mortgage loans are not insured or
                                                    guaranteed by any governmental entity or mortgage insurer.
                                                    Accordingly, the sources for repayment of your certificates are limited to amounts due with respect to the mortgage
                                                    loans.

                                                    You should consider all of the mortgage loans to be
                                                    nonrecourse loans. Even in those cases where recourse to a borrower or guarantor is permitted under the related loan
                                                    documents, we have not necessarily undertaken an evaluation of the financial condition of any of these persons. If a
                                                    default occurs, the lender's remedies generally are limited to foreclosing against the specific properties and other
                                                    assets that have been pledged to secure the loan. Such
                                                    remedies may be insufficient to provide a full return on
                                                    your investment. Payment of amounts due under a mortgage
                                                    loan prior to its maturity or anticipated repayment date is dependent primarily on the sufficiency of the net operating income of the related mortgaged property. Payment of those mortgage loans that are balloon loans at maturity or on its anticipated repayment date is primarily dependent upon the borrower's ability to sell or refinance the property for an amount sufficient to repay the loan.

                                                    In limited circumstances, the related mortgage loan seller may be obligated to repurchase or replace a mortgage loan
                                                    that it sold to us if the applicable mortgage loan seller's representations and warranties concerning that mortgage loan are materially breached or if there are material defects in the documentation for that mortgage loan. However, there
                                                    can be no assurance that any of these entities will be in a financial position to effect a repurchase or substitution.
                                                    The representations and warranties address the
                                                    characteristics of the mortgage loans and mortgaged
                                                    properties as of the date of issuance of the certificates.
                                                    They do not relieve you or the trust of the risk of defaults and losses on the mortgage loans.

THE REPAYMENT OF A COMMERCIAL
MORTGAGE LOAN IS DEPENDENT ON
THE CASH FLOW PRODUCED
BY THE PROPERTY WHICH
CAN BE VOLATILE AND
INSUFFICIENT TO ALLOW TIMELY
PAYMENT ON YOUR CERTIFICATES                        The mortgage loans are secured by various types of
                                                    income-producing commercial, multifamily and manufactured
                                                    housing community properties. Commercial lending is
                                                    generally thought to expose a lender

                                      S-35

                                                    to greater risk than one-to-four family residential lending because, among other things, it typically involves larger
                                                    loans.

                                                    Two hundred sixty-six (266) mortgage loans, representing
                                                    99.2% of the initial outstanding pool balance (which include two hundred seven (207) mortgage loan in loan group 1,
                                                    representing 99.5% of the initial outstanding loan group 1 balance, and fifty-nine (59) mortgage loan in loan group 2, representing 97.9% of the initial outstanding loan group 2 balance), were originated within twelve (12) months prior to the cut-off date. Consequently, these mortgage loans do not have a long-standing payment history.

                                                    The repayment of a commercial mortgage loan is typically
                                                    dependent upon the ability of the applicable property to
                                                    produce cash flow. Even the liquidation value of a
                                                    commercial property is determined, in substantial part, by the amount of the property's cash flow (or its potential to generate cash flow). However, net operating income and cash flow can be volatile and may be insufficient to cover debt service on the loan at any given time.

                                                    The net operating income, cash flow and property value of
                                                    the mortgaged properties may be adversely affected, among
                                                    other things, by any one or more of the following factors:

                                                    o   the age, design and construction quality of the
                                                        property;

                                                    o   the lack of any operating history in the case of a newly
                                                        built or renovated mortgaged property;

                                                    o   perceptions regarding the safety, convenience and
                                                        attractiveness of the property;

                                                    o   the proximity and attractiveness of competing
                                                        properties;

                                                    o   the adequacy of the property's management and
                                                        maintenance;

                                                    o   increases in operating expenses (including common area
                                                        maintenance charges) at the property and in relation to
                                                        competing properties;

                                                    o   an increase in the capital expenditures needed to
                                                        maintain the property or make improvements;

                                                    o   the dependence upon a single tenant, or a concentration
                                                        of tenants in a particular business or industry;

                                                    o   a decline in the financial condition of a major tenant;

                                                    o   an increase in vacancy rates; and

                                                    o   a decline in rental rates as leases are renewed or
                                                        entered into with new tenants.

                                                    Other factors are more general in nature, such as:

                                                    o   national, regional or local economic conditions
                                                        (including plant closings, military base closings,
                                                        industry slowdowns and unemployment rates);

                                      S-36

                                                    o   local real estate conditions (such as an oversupply of
                                                        competing properties, rental space or multifamily
                                                        housing);

                                                    o   demographic factors;

                                                    o   decreases in consumer confidence (caused by events such
                                                        as threatened or continuing military action, recent
                                                        disclosures of wrongdoing or financial misstatements by
                                                        major corporations and financial institutions and other
                                                        factors);

                                                    o   changes in consumer tastes and preferences; and

                                                    o   retroactive changes in building codes.

                                                    The volatility of net operating income will be influenced by many of the foregoing factors, as well as by:

                                                    o   the length of tenant leases;

                                                    o   the creditworthiness of tenants;

                                                    o   the level of tenant defaults;

                                                    o   the ability to convert an unsuccessful property to an
                                                        alternative use;

                                                    o   new construction in the same market as the mortgaged
                                                        property;

                                                    o   rent control and stabilization laws or other laws
                                                        impacting operating costs;

                                                    o   the number and diversity of tenants;

                                                    o   the rate at which new rentals occur;

                                                    o   the property's operating leverage (which is the
                                                        percentage of total property expenses in relation to
                                                        revenue), the ratio of fixed operating expenses to those
                                                        that vary with revenues, and the level of capital
                                                        expenditures required to maintain the property and to
                                                        retain or replace tenants; and

                                                    o   in the case of residential cooperative properties, the
                                                        payments received by the cooperative corporation from
                                                        its tenants/shareholders, including any special
                                                        assessments against the property.

                                                    A decline in the real estate market or in the financial
                                                    condition of a major tenant will tend to have a more
                                                    immediate effect on the net operating income of properties with short-term revenue sources (such as short-term or
                                                    month-to-month leases) and may lead to higher rates of
                                                    delinquency or defaults under mortgage loans secured by
                                                    those types of properties.

                                      S-37

THE PROSPECTIVE PERFORMANCE OF
THE COMMERCIAL AND MULTIFAMILY
MORTGAGE LOANS INCLUDED IN THE
TRUST FUND SHOULD BE EVALUATED
SEPARATELY FROM THE PERFORMANCE
OF THE MORTGAGE LOANS IN ANY OF
OUR OTHER TRUSTS                                    While there may be certain common factors affecting the
                                                    performance and value of income-producing real properties in general, those factors do not apply equally to all
                                                    income-producing real properties and, in many cases, there are unique factors that will affect the performance and/or value of a particular income-producing real property.
                                                    Moreover, the effect of a given factor on a particular real property will depend on a number of variables, including but not limited to property type, geographic location,
                                                    competition, sponsorship and other characteristics of the
                                                    property and the related mortgage loan. Each
                                                    income-producing real property represents a separate and
                                                    distinct business venture; and, as a result, each of the
                                                    multifamily and commercial mortgage loans included in one of the depositor's trusts requires a unique underwriting
                                                    analysis. Furthermore, economic and other conditions
                                                    affecting real properties, whether worldwide, national,
                                                    regional or local, vary over time. The performance of a
                                                    pool of mortgage loans originated and outstanding under a
                                                    given set of economic conditions may vary significantly from the performance of an otherwise comparable mortgage pool
                                                    originated and outstanding under a different set of economic conditions. Accordingly, investors should evaluate the
                                                    mortgage loans underlying the offered certificates
                                                    independently from the performance of mortgage loans
                                                    underlying any other series of certificates.

                                                    As a result of the distinct nature of each pool of
                                                    commercial mortgage loans, and the separate mortgage loans within the pool, this prospectus supplement does not include disclosure concerning the delinquency and loss experience of static pools of periodic originations by the sponsors of
                                                    commercial mortgage loans (known as "static pool
                                                    information"). Because of the highly heterogeneous nature
                                                    of the assets in commercial mortgage backed securities
                                                    transactions, static pool information for prior securitized pools, even those involving the same property types (e.g., hotels or office buildings), may be misleading, since the
                                                    economics of the properties and terms of the loans may be
                                                    materially different. In particular, static pool
                                                    information showing a low level of delinquencies and
                                                    defaults would not be indicative of the performance of this pool or any other pools of mortgage loans originated by the same sponsor or sponsors. Therefore, investors should
                                                    evaluate this offering on the basis of the information set forth in this prospectus supplement with respect to the
                                                    mortgage loans, and not on the basis of any successful
                                                    performance of other pools of securitized commercial
                                                    mortgage loans.

CERTAIN MORTGAGE LOANS MAY
HAVE A LIMITED OPERATING HISTORY                    The properties securing certain of the mortgage loans are
                                                    newly constructed and/or recently opened and, as such, have a limited operating history. There can be no assurance that any of the properties, whether newly constructed and/or
                                                    recently opened or otherwise, will perform as anticipated.

                                      S-38

CONVERTING COMMERCIAL
PROPERTIES TO ALTERNATIVE USES
MAY REQUIRE SIGNIFICANT
EXPENSES WHICH COULD REDUCE
PAYMENTS ON YOUR CERTIFICATES                       Some of the mortgaged properties may not be readily
                                                    convertible to alternative uses if those properties were to become unprofitable for any reason. This is because:

                                                    o   converting commercial properties to alternate uses or
                                                        converting single-tenant commercial properties to
                                                        multi-tenant properties generally requires substantial
                                                        capital expenditures; and

                                                    o   zoning or other restrictions also may prevent
                                                        alternative uses.

                                                    The liquidation value of a mortgaged property not readily
                                                    convertible to an alternative use may be substantially less than would be the case if the mortgaged property were
                                                    readily adaptable to other uses. In addition, certain
                                                    properties that are legally permitted to be used in a
                                                    non-conforming manner may be subject to restrictions that
                                                    would require compliance with current zoning laws under
                                                    certain circumstances such as non-operation for a period in excess of certain timeframes. If this type of mortgaged
                                                    property were liquidated and a lower liquidation value were obtained, less funds would be available for distributions on your certificates. See "Mortgaged Properties Securing The
                                                    Mortgage Loans That Are Not In Compliance With Zoning And
                                                    Building Code Requirements And Use Restrictions Could
                                                    Adversely Affect Payments On Your Certificates."

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT  OPERATING
INCOME                                              Various factors may adversely affect the value of the
                                                    mortgaged properties without affecting the properties'
                                                    current net operating income. These factors include, among others:

                                                    o   changes in the local, regional or national economy;

                                                    o   changes in governmental regulations, fiscal policy,
                                                        zoning or tax laws;

                                                    o   potential environmental legislation or liabilities or
                                                        other legal liabilities;

                                                    o   proximity and attractiveness of competing properties;

                                                    o   new construction of competing properties in the same
                                                        market;

                                                    o   convertibility of a property to an alternative use;

                                                    o   the availability of refinancing;

                                                    o   changes in interest rate levels;

                                                    o   the age, quality, functionality and design of the
                                                        project;

                                                    o   increases in operating costs;

                                      S-39

                                                    o   an increase in the capital expenditures needed to
                                                        maintain the properties or make improvements; and

                                                    o   increase in vacancy rates.

TENANT CONCENTRATION INCREASES
THE RISK THAT CASH FLOW WILL BE
INTERRUPTED WHICH COULD
REDUCE PAYMENTS ON
YOUR CERTIFICATES                                   A deterioration in the financial condition of a tenant can be particularly significant if a mortgaged property is
                                                    leased to a single or large tenant or a small number of
                                                    tenants, because rent payable by such tenants generally will represent all or a significant portion of the cash flow
                                                    available to the borrower to pay its obligations to the
                                                    lender. We cannot provide assurances that any major tenant will continue to perform its obligations under its lease.
                                                    Sixty-two (62) of the mortgaged properties, representing
                                                    16.2% of the initial outstanding pool balance (and
                                                    representing 19.9% of the initial outstanding loan group 1 balance), are leased to single tenants, and with respect to eighteen (18) of those mortgaged properties, representing
                                                    5.0% of the initial outstanding pool balance (and
                                                    representing 6.2% of the initial outstanding loan group 1
                                                    balance), the sole tenant is related to the borrower.
                                                    Mortgaged properties leased to a single tenant or a small
                                                    number of tenants are more susceptible to interruptions of cash flow if a tenant fails to renew its lease or defaults under its lease. This is so because:

                                                    o   the financial effect of the absence of rental income may
                                                        be severe;

                                                    o   more time may be required to re-lease the space; and

                                                    o   substantial capital costs may be incurred to make the
                                                        space appropriate for replacement tenants.

                                                    Additionally, some of the tenants at the mortgaged
                                                    properties (including sole tenants or other significant
                                                    tenants) have lease termination option dates or lease
                                                    expiration dates that are prior to or shortly after the
                                                    related maturity date or anticipated repayment date. See
                                                    Appendix II attached to this prospectus supplement for the lease expiration date for each of the top three (3) tenants at each mortgaged property. There are a number of other
                                                    mortgaged properties that similarly have a significant
                                                    amount of scheduled lease expirations or potential
                                                    terminations before the maturity of the related mortgage
                                                    loan, although those circumstances were generally addressed by escrow requirements or other mitigating provisions.

                                                    Another factor that you should consider is that retail,
                                                    industrial and office properties also may be adversely
                                                    affected if there is a concentration of tenants or of
                                                    tenants in the same or similar business or industry.

                                                    In some cases, the sole or a significant tenant is related to the subject borrower or an affiliate of that borrower.

                                                    For further information with respect to tenant
                                                    concentrations, see Appendix II attached to this prospectus supplement.

                                      S-40

LEASING MORTGAGED PROPERTIES
TO MULTIPLE TENANTS MAY RESULT
IN HIGHER RE-LEASING COSTS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                                If a mortgaged property has multiple tenants, re-leasing
                                                    costs and costs of enforcing remedies against defaulting
                                                    tenants may be more frequent than in the case of mortgaged properties with fewer tenants, thereby reducing the cash
                                                    flow available for debt service payments. These costs may
                                                    cause a borrower to default in its obligations to a lender which could reduce cash flow available for debt service
                                                    payments. Multi-tenanted mortgaged properties also may
                                                    experience higher continuing vacancy rates and greater
                                                    volatility in rental income and expenses.

RE-LEASING RISKS                                    Repayment of mortgage loans secured by retail, office and
                                                    industrial properties will be affected by the expiration of leases and the ability of the related borrowers and property managers to renew the leases or to relet the space on
                                                    comparable terms. Certain mortgaged properties may be
                                                    leased in whole or in part to government sponsored tenants who have the right to cancel their leases at any time
                                                    because of lack of appropriations or otherwise.

                                                    In addition, certain properties may have tenants that are
                                                    paying rent but are not in occupancy or may have vacant
                                                    space that is not leased. Any "dark" space may cause the
                                                    property to be less desirable to other potential tenants or the related tenant may be more likely to default in its
                                                    obligations under the lease. We cannot assure you that those tenants will continue to fulfill their lease obligations or that the space will be relet.

                                                    Certain tenants at the retail properties, including without limitation anchor tenants, may have the right to terminate their leases if certain other tenants are not operating, or if their sales at the property do not reach a specified
                                                    level. Even if vacated space is successfully relet, the
                                                    costs associated with reletting, including tenant
                                                    improvements and leasing commissions, could be substantial and could reduce cash flow from the related mortgaged
                                                    properties. One hundred thirty-one (131) of the mortgaged
                                                    properties, securing mortgage loans representing
                                                    approximately 50.5% of the initial outstanding pool balance
                                                    (excluding multifamily, manufactured housing community, self storage, hospitality and certain other property types) (and representing 50.9% of the initial outstanding loan group 1 balance), as of the cut-off date, have reserves for tenant improvements and leasing commissions which may serve to
                                                    defray those costs. We cannot assure you, however, that the funds (if any) held in those reserves for tenant
                                                    improvements and leasing commissions will be sufficient to cover the costs and expenses associated with tenant
                                                    improvements or leasing commission obligations. In
                                                    addition, if a tenant defaults in its obligations to a
                                                    borrower, the borrower may incur substantial costs and
                                                    experience significant delays associated with enforcing
                                                    rights and protecting its investment, including costs
                                                    incurred in renovating or reletting the property.

                                      S-41

THE CONCENTRATION OF LOANS
WITH THE SAME OR RELATED
BORROWERS INCREASES THE
POSSIBILITY OF LOSS ON THE LOANS
WHICH COULD REDUCE PAYMENTS
ON YOUR CERTIFICATES                                The effect of mortgage pool loan losses will be more severe:

                                                    o   if the pool is comprised of a small number of loans,
                                                        each with a relatively large principal amount; or

                                                    o   if the losses relate to loans that account for a
                                                        disproportionately large percentage of the pool's
                                                        aggregate principal balance of all mortgage loans.

                                                    Mortgage loans with the same borrower or related borrowers pose additional risks. Among other things, financial
                                                    difficulty at one mortgaged real property could cause the
                                                    owner to defer maintenance at another mortgaged real
                                                    property in order to satisfy current expenses with respect to the troubled mortgaged real property; and the owner could attempt to avert foreclosure on one mortgaged real property by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all of the related mortgage loans.

                                                    Twenty-six (26) groups of mortgage loans were made to the
                                                    same borrower or to borrowers that are affiliated with one another through partial or complete direct or indirect
                                                    common ownership (which include seventeen (17) groups of
                                                    mortgage loans exclusively in loan group 1 and six (6)
                                                    groups of mortgage loans exclusively in loan group 2). Of
                                                    these twenty-six (26) groups, the 3 largest groups represent
                                                    5.6%, 3.6% and 2.6%, respectively, of the initial
                                                    outstanding pool balance. See Appendix II attached to this prospectus supplement. The related borrower concentrations of the 3 largest groups exclusively in loan group 1
                                                    represent 6.9%, 3.2% and 1.8%, respectively, of the initial outstanding loan group 1 balance, and the three largest
                                                    groups of mortgage loans exclusively in loan group 2
                                                    represent 19.2%, 8.2% and 2.7%, respectively, of the initial outstanding loan group 2 balance. In addition, three (3)
                                                    groups of mortgage loans were made to the same borrower that are affiliated with one another through partial or complete direct or indirect common ownership that have mortgage loans included in both loan group 1 and loan group 2 and represent
                                                    3.0% of the initial outstanding pool balance.

                                                    The ten largest mortgage loans in the aggregate represent
                                                    30.7% of the initial outstanding pool balance. Each of the other mortgage loans represents no greater than 1.4% of the initial outstanding pool balance.

                                                    The largest mortgage loan in loan group 1 represents 12.0%
                                                    of the initial outstanding loan group 1 balance. The second largest mortgage loan in loan group 1 represents 4.9% of the initial outstanding loan group 1 balance. The third largest mortgage loan in loan group 1 represents 3.4% of the initial outstanding loan group 1 balance. Each of the other
                                                    mortgage loans represents less than or equal to 2.9% of the initial outstanding loan group 1 balance.

                                                    The largest mortgage loan in loan group 2 represents 5.6% of the initial outstanding loan group 2 balance. Four (4)
                                                    mortgage loans in loan

                                      S-42

                                                    group 2, which are cross collateralized with each other, in the aggregate represent 19.2% of the initial outstanding
                                                    loan group 2 balance. The next largest mortgage loan in
                                                    loan group 2 after the cross-collateralized portfolio
                                                    represents 4.3% of the initial outstanding loan group 2
                                                    balance. Each of the other mortgage loans represents less
                                                    than or equal to 3.9% of the initial outstanding loan group
                                                    2 balance.

                                                    In some cases, the sole or significant tenant is related to the subject borrower. In the case of Mortgage Loan Nos. 28,
                                                    29-30, 39-40, 45, 60, 63, 177, 192, 195-197, 199-200, 212,
                                                    227, 273, 280, 289 and 291 the tenant at all of the related mortgaged properties is the parent of the related borrower.
                                                    For further information with respect to tenant
                                                    concentrations, see Appendix II attached to this prospectus supplement.

A CONCENTRATION OF LOANS WITH
THE SAME PROPERTY TYPES
INCREASES THE POSSIBILITY OF LOSS
ON THE LOANS WHICH COULD
REDUCE PAYMENTS ON YOUR
CERTIFICATES                                        A concentration of mortgaged property types also can pose
                                                    increased risks. A concentration of mortgage loans secured by the same property type can increase the risk that a
                                                    decline in a particular industry will have a
                                                    disproportionately large impact on the pool of mortgage
                                                    loans or a particular loan group. The following property
                                                    types represent the indicated percentage of the initial
                                                    outstanding pool balance:

                                                    o   retail properties represent 33.3%;

                                                    o   office properties represent 22.8%;

                                                    o   multifamily properties represent 18.6%;

                                                    o   hospitality properties represent 11.1%;

                                                    o   industrial properties represent 8.6%;

                                                    o   manufactured housing community properties represent
                                                        2.0%;

                                                    o   mixed use properties represent 1.8%;

                                                    o   self storage properties represent 1.6%; and

                                                    o   other properties represent 0.3%.

                                                    For information regarding the types of properties securing the mortgage loans included in loan group 1 or loan group 2, see Appendix I to this prospectus supplement.

A CONCENTRATION OF MORTGAGED
PROPERTIES IN A LIMITED NUMBER
OF LOCATIONS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                        Concentrations of mortgaged properties in geographic areas may increase the risk that adverse economic or other
                                                    developments or a natural disaster or act of terrorism
                                                    affecting a particular region of the country could increase the frequency and severity of losses on mortgage loans
                                                    secured by the properties. In the past, several regions of the United States have experienced significant real estate downturns

                                      S-43

                                                    at times when other regions have not. Regional economic
                                                    declines or adverse conditions in regional real estate
                                                    markets could adversely affect the income from, and market value of, the mortgaged properties located in the region.
                                                    Other regional factors--e.g., earthquakes, floods or
                                                    hurricanes or changes in governmental rules or fiscal
                                                    policies--also may adversely affect those mortgaged
                                                    properties.

                                                    The mortgaged properties are located in thirty-eight (38)
                                                    different states and the District of Columbia (which include thirty-four (34) states and the District of Columbia for
                                                    loan group 1 and twenty-three (23) states for loan group
                                                    2). In particular, investors should note that approximately
                                                    11.0% of the mortgaged properties, based on the initial
                                                    outstanding pool balance (and 13.1% of the initial
                                                    outstanding loan group 1 balance and 2.2% of the initial
                                                    outstanding loan group 2 balance), are located in
                                                    California. Mortgaged properties located in California may be more susceptible to some types of special hazards that
                                                    may not be adequately covered by insurance (such as
                                                    earthquakes and flooding) than properties located in other parts of the country. If a borrower does not have insurance against such risks and a severe casualty occurs at a
                                                    mortgaged property, the borrower may be unable to generate income from the mortgaged property in order to make payments on the related mortgage loan. The mortgage loans generally do not require any borrowers to maintain earthquake
                                                    insurance.

                                                    In addition, 11.0%, 8.2%, 6.9%, 6.7%, 6.4% and 6.3% of the mortgaged properties, based on the initial outstanding pool balance, are located in California, New York, Texas,
                                                    Indiana, Pennsylvania and Maryland, respectively, and
                                                    concentrations of mortgaged properties, in each case,
                                                    representing less than 5.0% of the initial outstanding pool balance, also exist in several other states.

                                                    For information regarding the location of the properties
                                                    securing the mortgage loans included in loan group 1 and
                                                    loan group 2, see Appendix I to this prospectus supplement.

A LARGE CONCENTRATION OF RETAIL
PROPERTIES IN THE MORTGAGE POOL
WILL SUBJECT YOUR INVESTMENT TO
THE SPECIAL RISKS OF RETAIL
PROPERTIES                                          One hundred twenty-one (121) of the mortgaged properties,
                                                    securing mortgage loans representing 33.3% of the initial
                                                    outstanding pool balance (and representing 40.9% of the
                                                    initial outstanding loan group 1 balance), are retail
                                                    properties.

                                                    The quality and success of a retail property's tenants
                                                    significantly affect the property's value. The success of
                                                    retail properties can be adversely affected by local
                                                    competitive conditions and changes in consumer spending
                                                    patterns. A borrower's ability to make debt service
                                                    payments can be adversely affected if rents are based on a percentage of the tenant's sales and sales decline or if the closure of one store gives rise to lease provisions
                                                    permitting the closure of another store.

                                                    An "anchor tenant" is proportionately larger in size than
                                                    other tenants at a retail property and is considered to be vital in attracting customers to a retail property, whether or not the anchor tenant's premises are part of the
                                                    mortgaged property. Seventy-eight (78) of the mortgaged
                                                    properties, securing 24.3% of the initial outstanding pool balance (and securing 29.9% of the initial loan group 1
                                                    balance), are properties

                                      S-44

                                                    considered by the applicable mortgage loan seller to be
                                                    leased to or are adjacent to or are occupied by anchor
                                                    tenants.

                                                    The presence or absence of an anchor store in a shopping
                                                    center also can be important because anchor stores play a
                                                    key role in generating customer traffic and making a center desirable for other tenants. Consequently, the economic
                                                    performance of an anchored retail property will be adversely affected by:

                                                    o   an anchor store's failure to renew its lease;

                                                    o   termination of an anchor store's lease;

                                                    o   the bankruptcy or economic decline of an anchor store or
                                                        self-owned anchor or its parent company; or

                                                    o   the cessation of the business of an anchor store at the
                                                        shopping center, even if, as a tenant, it continues to
                                                        pay rent.

                                                    There may be retail properties with anchor stores that are permitted to cease operating at any time if certain other
                                                    stores are not operated at those locations. Furthermore,
                                                    there may be non-anchor tenants that are permitted to offset all or a portion of their rent, pay rent based solely on a percentage of their sales or to terminate their leases if
                                                    certain anchor stores and/or major tenants are either not
                                                    operated or fail to meet certain business objectives.

                                                    Retail properties also face competition from sources outside a given real estate market. For example, all of the
                                                    following compete with more traditional retail properties
                                                    for consumer dollars: factory outlet centers, discount
                                                    shopping centers and clubs, catalogue retailers, home
                                                    shopping networks, internet web sites and telemarketing.
                                                    Continued growth of these alternative retail outlets, which often have lower operating costs, could adversely affect the rents collectible at the retail properties included in the mortgage pool, as well as the income from, and market value of, the mortgaged properties. Moreover, additional
                                                    competing retail properties may be built in the areas where the retail properties are located, which could adversely
                                                    affect the rents collectible at the retail properties
                                                    included in the mortgage pool, as well as the income from, and market value of, the mortgaged properties.

A LARGE CONCENTRATION OF OFFICE
PROPERTIES IN THE MORTGAGE POOL
WILL SUBJECT YOUR INVESTMENT TO
THE SPECIAL RISKS OF OFFICE
PROPERTIES                                          Fifty-five (55) of the mortgaged properties, securing
                                                    mortgage loans representing 22.8% of the initial outstanding pool balance (and representing 28.0% of the initial
                                                    outstanding loan group 1 balance), are office properties.

                                                    A large number of factors may affect the value of these
                                                    office properties, including:

                                                    o   the quality of an office building's tenants;

                                                    o   the diversity of an office building's tenants, reliance
                                                        on a single or dominant tenant or tenants in a volatile
                                                        industry (e.g., technology

                                      S-45

                                                        and internet companies that have experienced or may in
                                                        the future experience circumstances that make their
                                                        businesses volatile);

                                                    o   the physical attributes of the building in relation to
                                                        competing buildings, e.g., age, condition, design,
                                                        location, access to transportation and ability to offer
                                                        certain amenities, such as sophisticated building
                                                        systems;

                                                    o   the desirability of the area as a business location;

                                                    o   the strength and nature of the local economy (including
                                                        labor costs and quality, tax environment and quality of
                                                        life for employees); and

                                                    o   the suitability of a space for re-leasing without
                                                        significant build-out costs.

                                                    Moreover, the cost of refitting office space for a new
                                                    tenant is often higher than the cost of refitting other
                                                    types of property.

                                                    Included in the office properties referenced above are
                                                    eleven (11) medical office properties, which secure
                                                    approximately 2.9% of the initial outstanding pool balance
                                                    (and representing 3.6% of the initial outstanding loan group
                                                    1 balance). The performance of a medical office property
                                                    may depend on the proximity of the property to a hospital or other health care establishment and on reimbursements for
                                                    patient fees from private or government-sponsored insurance companies. The sudden closure of a nearby hospital may
                                                    adversely affect the value of a medical office property. In addition, the performance of a medical office property may depend on reimbursements for patient fees from private or
                                                    government-sponsored insurers and issues related to
                                                    reimbursement (ranging from non-payment to delays in
                                                    payment) from such insurers could adversely impact cash flow at such mortgaged properties. Moreover, medical office
                                                    properties appeal to a narrow market of tenants and the
                                                    value of a medical office property may be adversely affected by the availability of competing medical office properties.

A LARGE CONCENTRATION OF
MULTIFAMILY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF MULTIFAMILY PROPERTIES                     Sixty-one (61) of the mortgaged properties, securing
                                                    mortgage loans representing 18.6% of the initial outstanding pool balance (which include four (4) mortgaged properties in loan group 1, representing 1.0% of the initial outstanding loan group 1 balance, and fifty-seven (57) mortgaged
                                                    properties in loan group 2, representing 95.4% of the
                                                    initial outstanding loan group 2 balance), are multifamily properties.

                                                    A large number of factors may affect the value and
                                                    successful operation of these multifamily properties,
                                                    including:

                                                    o   the physical attributes of the apartment building, such
                                                        as its age, appearance and construction quality;

                                                    o   the location of the property;

                                      S-46

                                                    o   the ability of management to provide adequate
                                                        maintenance and insurance;

                                                    o   the types of services and amenities provided at the
                                                        property;

                                                    o   the property's reputation;

                                                    o   the level of mortgage interest rates and favorable
                                                        income and economic conditions (which may encourage
                                                        tenants to purchase rather than rent housing);

                                                    o   the presence of competing properties;

                                                    o   adverse local or national economic conditions which may
                                                        limit the rent that may be charged and which may result
                                                        in increased vacancies;

                                                    o   the tenant mix (such as tenants being predominantly
                                                        students or military personnel or employees of a
                                                        particular business or industry) and requirements that
                                                        tenants meet certain criteria (such as age restrictions
                                                        for senior housing);

                                                    o   in the case of any student housing facilities, which may
                                                        be more susceptible to damage or wear and tear than
                                                        other types of multifamily housing, the reliance on the
                                                        financial well-being of the college or university to
                                                        which it relates, competition from on-campus housing
                                                        units (which may adversely affect occupancy), the
                                                        physical layout of the housing (which may not be readily
                                                        convertible to traditional multifamily use), and student
                                                        tenants having a higher turnover rate than other types
                                                        of multifamily tenants, which in certain cases is
                                                        compounded by the fact that student leases are available
                                                        for periods of less than 12 months;

                                                    o   state and local regulations (which may limit the ability
                                                        to increase rents); and

                                                    o   government assistance/rent subsidy programs (which may
                                                        influence tenant mobility).

                                                    In addition to state regulation of the landlord tenant
                                                    relationship, certain counties and municipalities impose
                                                    rent control on apartment buildings. These ordinances may
                                                    limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases
                                                    determined through mediation or binding arbitration. Any
                                                    limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its multifamily loan from its net operating income or the proceeds of a sale or refinancing of the related multifamily property.

                                                    Certain of the mortgage loans are secured or may be secured in the future by mortgaged properties that are subject to
                                                    certain affordable housing covenants and other covenants and restrictions with respect to various tax credit, city, state and federal housing subsidies, rent stabilization or similar programs, in respect of various units within the mortgaged properties. Generally, the related mortgaged property must satisfy certain requirements, the borrower must observe
                                                    certain leasing

                                      S-47

                                                    practices and/or the tenant(s) must regularly meet certain income requirements or the borrower or mortgaged property
                                                    must have certain other characteristics consistent with the government policy related to the applicable program. The
                                                    limitations and restrictions imposed by these programs could result in losses on the mortgage loans. In addition, in the event that the program is cancelled, it could result in less income for the project. In certain cases, housing
                                                    assistance program contracts may not be assigned to the
                                                    related borrower or purchaser of the property until after
                                                    the origination date of the mortgage loan. We cannot assure you these contracts will ultimately be assigned. These
                                                    programs may include, among others:

                                                    o   rent limitations that would adversely affect the ability
                                                        of borrower to increase rents to maintain the condition
                                                        of their mortgaged properties and satisfy operating
                                                        expense; and

                                                    o   tenant income restrictions that may reduce the number of
                                                        eligible tenants in those mortgaged properties and
                                                        result in a reduction in occupancy rates.

                                                    The difference in rents between subsidized or supported
                                                    properties and other multifamily rental properties in the
                                                    same area may not be a sufficient economic incentive for
                                                    some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a
                                                    subsidized or supported property may decline, which may
                                                    adversely affect the value and successful operation of such property.

                                                    The related mortgage loan seller may have underwritten the related mortgage loan on the assumption that such assistance will continue. Loss of any applicable assistance could have an adverse effect on the ability of the related borrower to make timely payments of debt service. In addition, the
                                                    restrictions described above relating to the use of the
                                                    related mortgaged property could reduce the market value of the related mortgaged property.

A LARGE CONCENTRATION OF
HOSPITALITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF HOSPITALITY PROPERTIES                     Eleven (11) of the mortgaged properties, securing mortgage loans representing 11.1% of the initial outstanding pool
                                                    balance (and representing 13.6% of the initial outstanding loan group 1 balance), are hospitality properties. Various factors may adversely affect the economic performance of a hospitality property, including:

                                                    o   adverse economic and social conditions, either local,
                                                        regional, national or international which may limit the
                                                        amount that can be charged for a room and reduce
                                                        occupancy levels;

                                                    o   the construction of competing hotels or resorts;

                                                    o   continuing expenditures for modernizing, refurbishing,
                                                        and maintaining existing facilities prior to the
                                                        expiration of their anticipated useful lives;

                                                    o   franchise affiliation (or lack thereof);

                                      S-48

                                                    o   a deterioration in the financial strength or managerial
                                                        capabilities of the owner and/or operator of a hotel;
                                                        and

                                                    o   changes in travel patterns, terrorist attacks, increases
                                                        in energy prices, strikes, relocation of highways or the
                                                        construction of additional highways.

                                                    Because hotel rooms generally are rented for short periods of time, the financial performance of hotels tends to be
                                                    affected by adverse economic conditions and competition more quickly than are other types of commercial properties.

                                                    Moreover, the hotel and lodging industry is generally
                                                    seasonal in nature. This seasonality can be expected to
                                                    cause periodic fluctuations in a hotel property's revenues, occupancy levels, room rates and operating expenses.

                                                    The laws and regulations relating to liquor licenses
                                                    generally prohibit the transfer of those liquor licenses to any other person. In the event of a foreclosure of a hotel property with a liquor license, the special servicer on
                                                    behalf of the trustee or a purchaser in a foreclosure sale would likely have to apply for a new license. There can be no assurance that a new liquor license could be obtained
                                                    promptly or at all. The lack of a liquor license in a full service hotel could have an adverse impact on the revenue
                                                    generated by the hotel.

                                                    A mortgage loan secured by hotel property may be affiliated with a franchise company through a franchise agreement or a hotel management company through a management agreement.
                                                    The performance of a hotel property affiliated with a
                                                    franchise or hotel management company depends in part on the continued existence, reputation and financial strength of
                                                    the franchisor or hotel management company and, with respect to a franchise company only,

                                                    o   the public perception of the franchise or management
                                                        company or hotel chain service mark; and

                                                    o   the duration of the franchise licensing agreement or
                                                        management agreement.

                                                    Any provision in a franchise agreement providing for
                                                    termination because of the bankruptcy of a franchisor
                                                    generally will not be enforceable. Replacement franchises
                                                    may require significantly higher fees. The transferability of franchise license agreements is restricted. In the event of a foreclosure, the lender or its agent would not have the right to use the franchise license without the franchisor's consent.

A LARGE CONCENTRATION OF SELF
STORAGE FACILITIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL RISKS
OF SELF STORAGE FACILITIES                          Sixteen (16) of the mortgaged properties, securing mortgage loans representing 1.6% of the initial outstanding pool
                                                    balance (and representing 1.9% of the initial outstanding
                                                    loan group 1 balance), are self storage facilities. Various factors may adversely affect the value and successful
                                                    operation of a self storage facility including:

                                      S-49

                                                    o   competition, because both acquisition and development
                                                        costs and break-even occupancy are relatively low;

                                                    o   conversion of a self storage facility to an alternative
                                                        use generally requires substantial capital expenditures;

                                                    o   security concerns; and

                                                    o   user privacy and ease of access to individual storage
                                                        space may increase environmental risks (although lease
                                                        agreements generally prohibit users from storing
                                                        hazardous substances in the units).

                                                    The environmental assessments discussed in this prospectus supplement did not include an inspection of the contents of the self storage units of the self storage properties.
                                                    Accordingly, there is no assurance that all of the units
                                                    included in the self storage properties are free from
                                                    hazardous substances or will remain so in the future.

A LARGE CONCENTRATION OF
INDUSTRIAL PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL
RISKS OF INDUSTRIAL PROPERTIES                      Twenty-nine (29) of the mortgaged properties, securing
                                                    mortgage loans representing 8.6% of the initial outstanding pool balance (and representing 10.5% of the initial
                                                    outstanding loan group 1 balance), are industrial
                                                    properties. Various factors may adversely affect the
                                                    economic performance of these industrial properties, which could adversely affect payments on your certificates,
                                                    including:

                                                    o   reduced demand for industrial space because of a decline
                                                        in a particular industry segment;

                                                    o   increased supply of competing industrial space because
                                                        of relative ease in constructing buildings of this type;

                                                    o   a property becoming functionally obsolete;

                                                    o   insufficient supply of labor to meet demand;

                                                    o   changes in access to the property, energy prices,
                                                        strikes, relocation of highways or the construction of
                                                        additional highways;

                                                    o   location of the property in relation to access to
                                                        transportation;

                                                    o   suitability for a particular tenant;

                                                    o   building design and adaptability;

                                                    o   a change in the proximity of supply sources; and

                                                    o   environmental hazards.

                                      S-50

A LARGE CONCENTRATION OF
MANUFACTURED HOUSING
COMMUNITY PROPERTIES IN THE
MORTGAGE POOL WILL SUBJECT YOUR
INVESTMENT TO THE SPECIAL RISKS
OF MANUFACTURED HOUSING
COMMUNITY PROPERTIES                                Six (6) mortgaged properties, securing mortgage loans
                                                    representing 2.0% of the initial outstanding pool balance
                                                    (which include four (4) mortgaged properties in loan group
                                                    1, representing 2.1% of the initial outstanding loan group 1 balance, and two (2) mortgaged properties in loan group 2, representing 1.9% of the initial outstanding loan group 2
                                                    balance), are manufactured housing community properties.
                                                    Various factors may adversely affect the economic
                                                    performance of manufactured housing community properties,
                                                    which could adversely affect payments on your certificates, including:

                                                    o   the physical attributes of the community (e.g., age,
                                                        condition and design);

                                                    o   the location of the community;

                                                    o   the services and amenities provided by the community and
                                                        its management (including maintenance and insurance);

                                                    o   the strength and nature of the local economy (which may
                                                        limit the amount that may be charged, the timely
                                                        payments of those amounts, and may reduce occupancy
                                                        levels);

                                                    o   state and local regulations (which may affect the
                                                        property owner's ability to increase amounts charged or
                                                        limit the owner's ability to convert the property to an
                                                        alternate use);

                                                    o   competing residential developments in the local market,
                                                        such as other manufactured housing communities,
                                                        apartment buildings and single family homes;

                                                    o   the property's reputation;

                                                    o   the availability of public water and sewer facilities,
                                                        or the adequacy of any such privately-owned facilities;
                                                        and

                                                    o   the property may not be readily convertible to an
                                                        alternate use.

MORTGAGED PROPERTIES WITH
CONDOMINIUM OWNERSHIP COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   One or more of the mortgaged properties securing the
                                                    mortgage loans in the pool may be primarily secured by the related borrower's fee simple ownership in one or more
                                                    condominium units.

                                                    The management and operation of a condominium is generally controlled by a condominium board representing the owners of the individual condominium units, subject to the terms of
                                                    the related condominium rules or by-laws. Generally, the
                                                    consent of a majority of the board members is required for any actions of the condominium board. The condominium board is generally responsible for administration of the affairs of the condominium, including providing

                                      S-51

                                                    for maintenance and repair of common areas, adopting rules and regulations regarding common areas, and obtaining
                                                    insurance and repairing and restoring the common areas of
                                                    the property after a casualty. Notwithstanding the insurance and casualty provisions of the related mortgage loan
                                                    documents, the condominium board may have the right to
                                                    control the use of casualty proceeds. In addition, the
                                                    condominium board generally has the right to assess
                                                    individual unit owners for their share of expenses related to the operation and maintenance of the common elements. In the event that an owner of another unit fails to pay its
                                                    allocated assessments, the related borrower may be required to pay those assessments in order to properly maintain and operate the common elements of the property. Although the
                                                    condominium board generally may obtain a lien against any
                                                    unit owner for common expenses that are not paid, the lien generally is extinguished if a mortgagee takes possession
                                                    pursuant to a foreclosure. Each unit owner is responsible
                                                    for maintenance of its respective unit and retains essential operational control over its unit.

                                                    Due to the nature of condominiums and a borrower's ownership interest therein, a default on a loan secured by the
                                                    borrower's interest in one or more condominium units may not allow the holder of the mortgage loan the same flexibility in realizing upon the underlying real property as is
                                                    generally available with respect to properties that are not condominiums. The rights of any other unit owners, the
                                                    governing documents of the owners' association and state and local laws applicable to condominiums must be considered and respected. Consequently, servicing and realizing upon that collateral could subject the trust to greater delay, expense and risk than servicing and realizing upon collateral for
                                                    other loans that are not condominiums.

A TENANT BANKRUPTCY MAY
ADVERSELY AFFECT THE INCOME
PRODUCED BY THE PROPERTY AND
MAY ADVERSELY AFFECT THE
PAYMENTS ON YOUR CERTIFICATES                       Certain of the tenants at some of the mortgaged properties may have been, may currently be, or may in the future become a party in a bankruptcy proceeding. The bankruptcy or
                                                    insolvency of a major tenant, or a number of smaller
                                                    tenants, in retail, industrial and office properties may
                                                    adversely affect the income produced by the property. Under the federal bankruptcy code, a tenant/debtor has the option of affirming or rejecting any unexpired lease. If the
                                                    tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the
                                                    tenant, absent collateral securing the claim. The claim
                                                    would be limited to the unpaid rent under the lease for the periods prior to the bankruptcy petition, or earlier
                                                    surrender of the leased premises, plus the rent under the
                                                    lease for the greater of one year, or 15%, not to exceed
                                                    three years, of the remaining term of the lease and the
                                                    actual amount of the recovery could be less than the amount of the claim.

ENVIRONMENTAL LAWS
ENTAIL RISKS THAT MAY ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                        Various environmental laws may make a current or previous
                                                    owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator

                                      S-52

                                                    knew of, or was responsible for, the presence of the
                                                    hazardous or toxic substances. For example, certain laws
                                                    impose liability for release of asbestos-containing
                                                    materials into the air or require the removal or containment of asbestos-containing materials. In some states,
                                                    contamination of a property may give rise to a lien on the property to assure payment of the costs of cleanup. In some states, this lien has priority over the lien of a
                                                    pre-existing mortgage. Additionally, third parties may seek recovery from owners or operators of real properties for
                                                    cleanup costs, property damage or personal injury associated with releases of, or other exposure to hazardous substances related to the properties.

                                                    The owner's liability for any required remediation generally is not limited by law and could, accordingly, exceed the
                                                    value of the property and/or the aggregate assets of the
                                                    owner. The presence of hazardous or toxic substances also
                                                    may adversely affect the owner's ability to refinance the
                                                    property or to sell the property to a third party. The
                                                    presence of, or strong potential for contamination by,
                                                    hazardous substances consequently can have a materially
                                                    adverse effect on the value of the property and a borrower's ability to repay its mortgage loan.

                                                    In addition, under certain circumstances, a lender (such as the trust) could be liable for the costs of responding to an environmental hazard. Any potential environmental liability could reduce or delay payments on the offered certificates.

ENVIRONMENTAL RISKS RELATING TO
SPECIFIC MORTGAGED PROPERTIES
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                                Except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property
                                                    policy, all of the mortgaged properties securing the
                                                    mortgage loans have been subject to environmental site
                                                    assessments, or in some cases an update of a previous
                                                    assessment, in connection with the origination or
                                                    securitization of the loans. In all cases, the
                                                    environmental site assessment was a Phase I environmental
                                                    assessment, although in some cases a Phase II site
                                                    assessment was also performed. With respect to the
                                                    mortgaged properties securing the mortgage loans that were not the subject of an environmental site assessment within eighteen months prior to the cut-off date, the applicable
                                                    mortgage loan seller either (a) represented that with
                                                    respect to each such mortgaged property (i) no hazardous
                                                    material is present on the mortgaged property and (ii) the mortgaged property is in material compliance with all
                                                    applicable federal, state and local laws pertaining to
                                                    hazardous materials or environmental hazards, in each case subject to limitations of materiality and the other
                                                    qualifications set forth in the representation, or
                                                    (b) provided secured creditor impaired property policies
                                                    providing coverage for certain losses that may arise from
                                                    adverse environmental conditions that may exist at the
                                                    related mortgaged property. These reports generally did not disclose the presence or risk of environmental contamination that is considered material and adverse to the interests of the holders of the certificates; however, in certain cases, these assessments did reveal conditions that resulted in
                                                    requirements that the related borrowers establish operations and maintenance plans, monitor the mortgaged property or
                                                    nearby properties, abate or remediate the

                                      S-53

                                                    condition, and/or provide additional security such as
                                                    letters of credit, reserves or stand-alone secured creditor impaired property policies.

                                                    One (1) mortgaged property, securing a mortgage loan
                                                    representing 0.8% of the initial outstanding pool balance
                                                    (and representing 1.0% of the initial outstanding loan group
                                                    1 balance), has the benefit of a stand-alone environmental insurance policy that provides coverage for selected
                                                    environmental matters with respect to the related mortgaged property. We describe this policy under "Description of the
                                                    Mortgage Pool--Environmental Insurance" in this prospectus supplement.

                                                    We cannot assure you, however, that the environmental
                                                    assessments revealed all existing or potential environmental risks or that all adverse environmental conditions have been completely abated or remediated or that any reserves,
                                                    insurance or operations and maintenance plans will be
                                                    sufficient to remediate the environmental conditions.
                                                    Moreover, we cannot assure you that:

                                                    o   future laws, ordinances or regulations will not impose
                                                        any material environmental liability; or

                                                    o   the current environmental condition of the mortgaged
                                                        properties will not be adversely affected by tenants or
                                                        by the condition of land or operations in the vicinity
                                                        of the mortgaged properties (such as underground storage
                                                        tanks).

                                                    In addition, some borrowers under the mortgage loans may not have satisfied or may not satisfy all post-closing
                                                    obligations required by the related mortgage loan documents with respect to environmental matters. There can be no
                                                    assurance that recommended operations and maintenance plans have been implemented or will continue to be complied with.

                                                    Portions of some of the mortgaged properties securing the
                                                    mortgage loans may include tenants which operate as, were
                                                    previously operated as or are located near other properties currently or previously operated as on-site dry-cleaners or gasoline stations. Both types of operations involve the use and storage of hazardous materials, leading to an increased risk of liability to the tenant, the landowner and, under
                                                    certain circumstances, a lender (such as the trust) under
                                                    environmental laws. Dry-cleaners and gasoline station
                                                    operators may be required to obtain various environmental
                                                    permits or licenses in connection with their operations and activities and to comply with various environmental laws,
                                                    including those governing the use and storage of hazardous materials. These operations incur ongoing costs to comply
                                                    with environmental laws governing, among other things,
                                                    containment systems and underground storage tank systems.
                                                    In addition, any liability to borrowers under environmental laws, especially in connection with releases into the
                                                    environment of gasoline, dry-cleaning solvents or other
                                                    hazardous substances from underground storage tank systems or otherwise, could adversely impact the related borrower's ability to repay the related mortgage loan. Certain of the mortgaged properties may have environmental contamination
                                                    that has been remediated and for which no-further action
                                                    letters have been issued or may be the subject of ongoing
                                                    remediation.

                                                    In addition, problems associated with mold may pose risks to real property and may also be the basis for personal injury claims against a

                                      S-54

                                                    borrower. Although the mortgaged properties are required to be inspected periodically, there are no generally accepted standards for the assessment of any existing mold. If left unchecked, problems associated with mold could result in the interruption of cash flow, remediation expenses and
                                                    litigation which could adversely impact collections from a mortgaged property. In addition, many of the insurance
                                                    policies presently covering the mortgaged properties may
                                                    specifically exclude losses due to mold.

                                                    Before the special servicer acquires title to a mortgaged
                                                    property on behalf of the trust or assumes operation of the property, it must obtain an environmental assessment of the property, or rely on a recent environmental assessment.
                                                    This requirement will decrease the likelihood that the trust will become liable under any environmental law. However,
                                                    this requirement may effectively preclude foreclosure until a satisfactory environmental assessment is obtained, or
                                                    until any required remedial action is thereafter taken.
                                                    There is accordingly some risk that the mortgaged property will decline in value while this assessment is being
                                                    obtained. Moreover, we cannot assure you that this
                                                    requirement will effectively insulate the trust from
                                                    potential liability under environmental laws. Any such
                                                    potential liability could reduce or delay payments to
                                                    certificateholders.

IF A BORROWER IS UNABLE TO REPAY
ITS LOAN ON ITS MATURITY DATE,
YOU MAY EXPERIENCE A LOSS                           All of the mortgage loans are balloon loans. For purposes
                                                    of this prospectus supplement, we consider a mortgage loan to be a "balloon loan" if its principal balance is not
                                                    scheduled to be fully or substantially amortized by the
                                                    loan's stated maturity date or anticipated repayment date, as applicable. Included in these balloon loans is one (1)
                                                    mortgage loan representing 9.8% of the initial outstanding pool balance (representing 12.0% of the initial outstanding loan group 1 balance), amortizes principal in accordance
                                                    with the schedule attached to this prospectus supplement as
                                                    Schedule B. Ten (10) of these balloon mortgage loans,
                                                    representing 6.4% of the initial outstanding pool balance
                                                    (and representing 7.9% of the initial outstanding loan group
                                                    1 balance), are mortgage loans, which are also referred to in this prospectus supplement as "ARD Loans", that have an anticipated repayment date that provide for an increase in the mortgage rate and/or principal amortization at a
                                                    specified date prior to stated maturity. These ARD Loans
                                                    are structured to encourage the borrower to repay the
                                                    mortgage loan in full by the specified date (which is prior to the mortgage loan's stated maturity date) upon which
                                                    these increases occur. To the extent the borrower on an ARD
                                                    Loan makes payments of interest accrued at a rate of
                                                    interest higher than the normal mortgage interest rate, the excess interest will be distributed to the holders of the
                                                    Class T certificates. Included in these balloon loans are
                                                    one hundred seven (107) mortgage loans, representing 43.7%
                                                    of the initial outstanding pool balance (which include
                                                    seventy-six (76) mortgage loans in loan group 1,
                                                    representing 37.6% of the initial outstanding loan group 1 balance, and thirty-one (31) mortgage loans in loan group 2, representing 70.5% of the initial outstanding loan group 2 balance), that provide for monthly payments of interest only for a portion of their respective terms ranging from 12
                                                    months to 60 months and then provide for the monthly payment of principal and interest over their respective remaining
                                                    terms, and twenty-one (21) mortgage loans,

                                      S-55

                                                    representing 15.0% of the initial outstanding pool balance
                                                    (which include nineteen (19) mortgage loans in loan group 1, representing 17.7% of the initial outstanding loan group 1 balance, and two (2) mortgage loans in loan group 2,
                                                    representing 3.1% of the initial outstanding loan group 2
                                                    balance), that provide for monthly payments of interest only for their entire respective terms. For purposes of this
                                                    prospectus supplement, we consider a mortgage loan to be a
                                                    "balloon loan" if its principal balance is not scheduled to be fully or substantially amortized by the loan's respective anticipated repayment date (in the case of a loan having an anticipated repayment date) or maturity date. We cannot
                                                    assure you that each borrower will have the ability to repay the principal balance outstanding on the pertinent date,
                                                    especially under a scenario where interest rates have
                                                    increased from the historically low interest rates in effect at the time that most of the mortgage loans were
                                                    originated. Balloon loans involve greater risk than fully
                                                    amortizing loans because a borrower's ability to repay the loan on its anticipated repayment date or stated maturity
                                                    date typically will depend upon its ability either to
                                                    refinance the loan or to sell the mortgaged property at a
                                                    price sufficient to permit repayment. A borrower's ability to achieve either of these goals will be affected by a
                                                    number of factors, including:

                                                    o   the availability of, and competition for, credit for
                                                        commercial real estate projects;

                                                    o   prevailing interest rates;

                                                    o   the fair market value of the related mortgaged property;

                                                    o   the borrower's equity in the related mortgaged property;

                                                    o   the borrower's financial condition;

                                                    o   the operating history and occupancy level of the
                                                        mortgaged property;

                                                    o   tax laws; and

                                                    o   prevailing general and regional economic conditions.

                                                    The availability of funds in the credit markets fluctuates over time.

                                                    No mortgage loan seller or any of its respective affiliates is under any obligation to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY
REDUCE THE CASH FLOW AVAILABLE
TO THE MORTGAGED PROPERTY
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES                       Six (6) of the mortgage loans, representing 13.4% of the
                                                    initial outstanding pool balance (which include four (4)
                                                    mortgage loans in loan group 1, representing 15.4% of the
                                                    initial outstanding loan group 1 balance, and two (2)
                                                    mortgage loans in loan group 2, representing 4.7% of the
                                                    initial outstanding loan group 2 balance), currently have
                                                    additional financing in place that is secured by the
                                                    mortgaged property or properties related to such mortgage
                                                    loan. Mortgage Loan Nos. 1-5 (the "Ritz-Carlton Pari Passu
                                                    Loan"), which had an aggregate outstanding principal balance as of the Cut-off Date of $266,778,306,

                                      S-56

                                                    representing 9.8% of the initial pool balance, is secured by the same mortgaged properties on a pari passu basis with a companion note (the "Ritz-Carlton Companion Loan") that had an original principal balance as of the cut-off date of
                                                    $39,522,712, and a subordinated B note (the "Ritz-Carlton B
                                                    Note") that had an original principal balance of
                                                    $50,000,000. Mortgage Loan Nos. 29-30 (the
                                                    "Allstate-Charlotte & Roanoke Mortgage Loan"), which had an outstanding principal balance as of the cut-off date of
                                                    $41,725,000, is secured by the related mortgaged property, which also secures a subordinated B note (the
                                                    Allstate-Charlotte & Roanoke B Note") that had an original principal balance of $9,399,948. Mortgage Loan No. 45 (the
                                                    "Farmer's New World Headquarters Mortgage Loan"), which had an outstanding principal balance as of the cut-off date of
                                                    $30,200,000, is secured by the related mortgaged property, which also secures a subordinated B note (the "Farmer's New
                                                    World Headquarters B Note") that had an original principal balance of $2,902,232. Mortgage Loan No. 132 (the "Fairmont
                                                    Terrace Apartments Mortgage Loan"), which had an outstanding principal balance as of the cut-off date of $7,522,542, is secured by the related mortgaged property, which also
                                                    secures a subordinated B note (the "Fairmont Terrace
                                                    Apartments B Note") that had an original principal balance of $467,000. Mortgage Loan No. 192 (the "FAMSA Retail
                                                    Building Mortgage Loan"), which had an outstanding principal balance as of the cut-off date of $4,435,860, is secured by the related mortgaged property, which also secures a
                                                    subordinated B note (the "FAMSA Retail Building B Note")
                                                    that had an original principal balance of $290,000. See
                                                    "Servicing of the Mortgage Loans--Servicing of the
                                                    Ritz-Carlton Loan Group and the A/B Mortgage Loans."
                                                    Mortgage Loan No. 71 (the "Center Court Apartments Mortgage
                                                    Loan"), which had an outstanding principal balance as of the cut-off date of $16,400,000, is secured by the related
                                                    mortgaged property, which also secures a subordinated second lien loan that had an original principal balance of
                                                    approximately $1,000,000. Interest is payable on that
                                                    subordinate loan at a rate of 1.5% and is payable annually on June 30 of each year. The subordinate loan matures on
                                                    December 31, 2028. In addition to the foregoing, the
                                                    mortgaged properties that secure the Ritz-Carlton Pari Passu
                                                    Loan also currently have additional financing in place that is secured by a subordinated second lien loan on the
                                                    mortgaged properties and mezzanine interests in the related borrower.

                                                    Three (3) of the mortgage loans, representing 3.4% of the
                                                    initial outstanding pool balance (which include two (2)
                                                    mortgage loans in loan group 1, representing 3.6% of the
                                                    initial outstanding loan group 1 balance and one (1)
                                                    mortgage loan in loan group 2, representing 2.5% of the
                                                    initial outstanding loan group 2 balance), are secured by
                                                    mortgaged properties that currently have additional
                                                    financing in place that is not secured by that mortgaged
                                                    property. With respect to Mortgage Loan Nos. 26-28, 42-43
                                                    and 94 there is related mezzanine financing in the aggregate original principal amount of $4,000,000, $2,570,000 and
                                                    $725,000 respectively. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional
                                                    financing that is not secured by the mortgaged property.

                                                    One (1) of the mortgage loans, representing 0.2% of the
                                                    initial outstanding pool balance (and representing 0.2% of the initial

                                      S-57

                                                    outstanding loan group 1 balance), permit the borrower to
                                                    enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt
                                                    service coverage ratio and loan-to-value tests are satisfied as further discussed in the footnotes of Appendix II to this prospectus supplement.

                                                    One (1) mortgage loan, representing 9.8% of the Initial Pool
                                                    Balance (and representing 12.0% of the Initial Loan Group 1
                                                    Balance), is secured by mortgaged properties that permit the related borrower to enter into additional subordinate
                                                    financing that may be secured by a subordinated second lien loan on the mortgaged properties and mezzanine interests in the related borrower.

                                                    Twenty-seven (27) of the mortgage loans, representing 11.3%
                                                    of the initial outstanding pool balance (which include
                                                    twenty-three (23) mortgage loans in loan group 1,
                                                    representing 11.9% of the initial outstanding loan group 1 balance, and four (4) mortgage loans in loan group 2,
                                                    representing 9.0% of the initial outstanding loan group 2
                                                    balance), permit the borrower to enter into additional
                                                    financing that is not secured by the related mortgaged
                                                    property (or to retain unsecured debt existing at the time of the origination of that loan) and/or permit the owners of the borrower to enter into financing that is secured by a
                                                    pledge of equity interests in the borrower. In general,
                                                    borrowers that have not agreed to certain special purpose
                                                    covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

                                                    We make no representation as to whether any other secured
                                                    subordinate financing currently encumbers any mortgaged
                                                    property or whether a third-party holds debt secured by a
                                                    pledge of equity ownership interests in a related borrower.
                                                    Debt that is incurred by the owner of equity in one or more borrowers and is secured by a guaranty of the borrower or by a pledge of the equity ownership interests in those
                                                    borrowers effectively reduces the equity owners' economic
                                                    stake in the related mortgaged property. The existence of
                                                    such debt may reduce cash flow on the related borrower's
                                                    mortgaged property after the payment of debt service and may increase the likelihood that the owner of a borrower will
                                                    permit the value or income producing potential of a
                                                    mortgaged property to suffer by not making capital infusions to support the mortgaged property.

                                                    Generally, all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including
                                                    but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

                                                    When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the
                                                    loans are subordinated or are mezzanine loans not directly secured by the mortgaged property, the trust is subjected to certain risks. For example, the borrower may have
                                                    difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more
                                                    difficult for the borrower to obtain refinancing of the
                                                    mortgage loan and may thus jeopardize the borrower's ability to repay any balloon payment due under the mortgage loan at maturity or to repay the mortgage loan on its anticipated
                                                    repayment date. Moreover, the need to service

                                      S-58

                                                    additional debt may reduce the cash flow available to the
                                                    borrower to operate and maintain the mortgaged property.

                                                    Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other
                                                    lenders could impair the security available to the trust.
                                                    If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary
                                                    bankruptcy petition to stay enforcement by a junior lender, the trust's ability to foreclose on the property will be
                                                    automatically stayed, and principal and interest payments
                                                    might not be made during the course of the bankruptcy case.
                                                    The bankruptcy of a junior lender also may operate to stay foreclosure by the trust.

                                                    Further, if another loan secured by the mortgaged property is in default, the other lender may foreclose on the
                                                    mortgaged property, absent an agreement to the contrary,
                                                    thereby causing a delay in payments and/or an involuntary
                                                    repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related
                                                    litigation.

                                                    Even if a subordinate lender has agreed not to take any
                                                    direct actions with respect to the related subordinate debt, including any actions relating to the bankruptcy of the
                                                    borrower, and that the holder of the mortgage loan will have all rights to direct all such actions, there can be no
                                                    assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinate lender. In its decision in In re 203 North LaSalle Street
                                                    Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10, 2000),
                                                    the United States Bankruptcy Court for the Northern District
                                                    of Illinois refused to enforce a provision of a
                                                    subordination agreement that allowed a first mortgagee to
                                                    vote a second mortgagee's claim with respect to a Chapter 11 reorganization plans on the grounds prebankruptcy contracts cannot override rights expressly provided by the Bankruptcy
                                                    Code. This holding, which at least one court has already
                                                    followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a
                                                    subordinated lender's objections.

                                                    For further information with respect to subordinate debt,
                                                    mezzanine debt and other financing, see Appendix II attached to this prospectus supplement.

BANKRUPTCY PROCEEDINGS RELATING
TO A BORROWER CAN RESULT IN
DISSOLUTION OF THE BORROWER
AND THE ACCELERATION OF THE
RELATED MORTGAGE LOAN AND CAN
OTHERWISE ADVERSELY IMPACT
REPAYMENT OF THE
RELATED MORTGAGE LOAN                               Under the federal bankruptcy code, the filing of a
                                                    bankruptcy petition by or against a borrower will stay the commencement or continuation of a foreclosure action. In
                                                    addition, if a court determines that the value of the
                                                    mortgaged property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then current value of the
                                                    mortgaged property. Such an action would make the lender a general unsecured creditor for the

                                      S-59

                                                    difference between the then current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court
                                                    also may:

                                                    o   grant a debtor a reasonable time to cure a payment
                                                        default on a mortgage loan;

                                                    o   reduce monthly payments due under a mortgage loan;

                                                    o   change the rate of interest due on a mortgage loan; or

                                                    o   otherwise alter the terms of the mortgage loan,
                                                        including the repayment schedule.

                                                    Additionally, the trustee of the borrower's bankruptcy or
                                                    the borrower, as debtor-in-possession, has special powers to avoid, subordinate or disallow debts. In some
                                                    circumstances, the claims of the mortgage lender may be
                                                    subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

                                                    The filing of a bankruptcy petition will also stay the
                                                    lender from enforcing a borrower's assignment of rents and leases. The federal bankruptcy code also may interfere with the trustee's ability to enforce any lockbox requirements.
                                                    The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or reduce the lender's receipt of rents. A bankruptcy court
                                                    may also permit rents otherwise subject to an assignment
                                                    and/or lockbox arrangement to be used by the borrower to
                                                    maintain the mortgaged property or for other court
                                                    authorized expenses.

                                                    As a result of the foregoing, the recovery with respect to borrowers in bankruptcy proceedings may be significantly
                                                    delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

                                                    A number of the borrowers under the mortgage loans are
                                                    limited or general partnerships. Under some circumstances, the bankruptcy of a general partner of the partnership may result in the dissolution of that partnership. The
                                                    dissolution of a borrower partnership, the winding up of its affairs and the distribution of its assets could result in an early repayment of the related mortgage loan.

BANKRUPTCY OR OTHER
PROCEEDINGS RELATED TO THE
SPONSOR OF A BORROWER MAY
ADVERSELY AFFECT THE
PERFORMANCE OF THE RELATED
MORTGAGE LOAN                                       Certain of the mortgage loans may have sponsors that have
                                                    previously filed bankruptcy or been subject to foreclosure actions, which in some cases may have involved the same
                                                    property that currently secures the mortgage loan. In each case, the related entity or person has emerged from
                                                    bankruptcy or is not permitted to directly or indirectly
                                                    manage the related borrower. However, we cannot assure you that such sponsors will not be more likely than other
                                                    sponsors to utilize their rights in bankruptcy in the event of any threatened action by the mortgagee to enforce its
                                                    rights under the related loan documents.

                                      S-60

CERTAIN OF THE MORTGAGE LOANS
LACK CUSTOMARY PROVISIONS                           Certain of the mortgage loans lack many provisions that are customary in mortgage loans intended for securitization.
                                                    Generally, the borrowers with respect to these mortgage
                                                    loans are not required to make payments to lockboxes or to maintain reserves for certain expenses, such as taxes,
                                                    insurance premiums, capital expenditures, tenant
                                                    improvements and leasing commissions, and the lenders under these mortgage loans do not have the right to terminate the related property manager upon the occurrence of certain
                                                    events or require lender approval of a replacement property manager.

BORROWERS THAT ARE NOT
SPECIAL PURPOSE ENTITIES
MAY BE MORE LIKELY TO FILE
BANKRUPTCY PETITIONS AND THIS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                                While many of the borrowers have agreed to certain special purpose covenants to limit the bankruptcy risk arising from activities unrelated to the operation of the property, some borrowers are not special purpose entities. The loan
                                                    documents and organizational documents of these borrowers
                                                    that are not special purpose entities generally do not limit the purpose of the borrowers to owning the mortgaged
                                                    properties and do not contain the representations,
                                                    warranties and covenants customarily employed to ensure that a borrower is a special purpose entity (such as limitations on indebtedness, affiliate transactions and the conduct of other businesses, restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge or sell all of its assets and restrictions upon amending its organizational
                                                    documents). Consequently, these borrowers may have other
                                                    monetary obligations, and certain of the loan documents
                                                    provide that a default under any such other obligations
                                                    constitutes a default under the related mortgage loan. In
                                                    addition, many of the borrowers and their owners do not have an independent director whose consent would be required to file a bankruptcy petition on behalf of the borrower. One
                                                    of the purposes of an independent director is to avoid a
                                                    bankruptcy petition filing that is intended solely to
                                                    benefit a borrower's affiliate and is not justified by the borrower's own economic circumstances. Therefore, the
                                                    borrowers described above may be more likely to file or be subject to voluntary or involuntary bankruptcy petitions
                                                    which may adversely affect payments on your certificates.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT                               The successful operation of a real estate project depends
                                                    upon the property manager's performance and viability. The property manager is generally responsible for:

                                                    o   responding to changes in the local market;

                                                    o   planning and implementing the rental structure;

                                                    o   operating the property and providing building services;

                                                    o   managing operating expenses; and

                                                    o   assuring that maintenance and capital improvements are
                                                        carried out in a timely fashion.

                                      S-61

                                                    Properties deriving revenues primarily from short-term
                                                    sources are generally more management-intensive than
                                                    properties leased to creditworthy tenants under long-term
                                                    leases.

                                                    A property manager, by controlling costs, providing
                                                    appropriate service to tenants and seeing to property
                                                    maintenance and general upkeep, can improve cash flow,
                                                    reduce vacancy, leasing and repair costs and preserve
                                                    building value. On the other hand, management errors can,
                                                    in some cases, impair short-term cash flow and the long-term viability of an income producing property.

                                                    We make no representation or warranty as to the skills of
                                                    any present or future managers of the mortgaged properties.
                                                    Additionally, we cannot assure you that the property
                                                    managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their
                                                    respective management agreements.

PROVISIONS REQUIRING YIELD
MAINTENANCE CHARGES OR
DEFEASANCE PROVISIONS MAY NOT
BE ENFORCEABLE                                      Provisions prohibiting prepayment during a lock-out period or requiring the payment of prepayment premiums or yield
                                                    maintenance charges or lock-out periods may not be
                                                    enforceable in some states and under federal bankruptcy
                                                    law. Provisions requiring the payment of prepayment
                                                    premiums or yield maintenance charges also may be
                                                    interpreted as constituting the collection of interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any prepayment premium or yield
                                                    maintenance charge will be enforceable either in whole or in part. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable prepayment premium or yield maintenance charge.

                                                    Additionally, although the collateral substitution
                                                    provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure
                                                    you that a court would not interpret those provisions as
                                                    requiring a yield maintenance charge. In certain
                                                    jurisdictions, collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

THE ABSENCE OF LOCKBOXES
ENTAILS RISKS THAT COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   The mortgage loans generally do not require the related
                                                    borrower to cause rent and other payments to be made into a lockbox account maintained on behalf of the lender. If
                                                    rental payments are not required to be made directly into a lockbox account, there is a risk that the borrower will
                                                    divert such funds for other purposes other than the payment of the mortgage loan and maintaining the mortgaged property.

ENFORCEABILITY OF CROSS-
COLLATERALIZATION PROVISIONS MAY
BE CHALLENGED AND THE BENEFITS
OF THESE PROVISIONS MAY
OTHERWISE BE LIMITED AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                                The mortgage pool includes five (5) groups of mortgage loans representing 6.8% of the initial outstanding pool balance
                                                    (which include four (4) groups of mortgage loans in loan
                                                    group 1, representing

                                      S-62

                                                    4.0% of the initial outstanding loan group 1 balance, and
                                                    one (1) group of mortgage loans in loan group 2,
                                                    representing 19.2% of the initial outstanding loan group 2 balance) under which an aggregate amount of indebtedness is evidenced by multiple obligations that are cross-defaulted and cross-collateralized among multiple mortgaged properties.

                                                    Cross-collateralization arrangements involving more than one borrower could be challenged as fraudulent conveyances if:

                                                    o   one of the borrowers were to become a debtor in a
                                                        bankruptcy case, or were to become subject to an action
                                                        brought by one or more of its creditors outside a
                                                        bankruptcy case;

                                                    o   the related borrower did not receive fair consideration
                                                        or reasonably equivalent value when it allowed its
                                                        mortgaged real property or properties to be encumbered
                                                        by a lien benefiting the other borrowers; and

                                                    o   the borrower was insolvent when it granted the lien, was
                                                        rendered insolvent by the granting of the lien or was
                                                        left with inadequate capital, or was unable to pay its
                                                        debts as they matured.

                                                    Among other things, a legal challenge to the granting of the liens may focus on:

                                                    o   the benefits realized by such borrower entity from the
                                                        respective mortgage loan proceeds as compared to the
                                                        value of its respective property; and

                                                    o   the overall cross-collateralization.

                                                    If a court were to conclude that the granting of the liens was an avoidable fraudulent conveyance, that court could
                                                    subordinate all or part of the borrower's respective
                                                    mortgage loan to existing or future indebtedness of that
                                                    borrower. The court also could recover payments made under that mortgage loan or take other actions detrimental to the holders of the certificates, including, under certain
                                                    circumstances, invalidating the loan or the related
                                                    mortgages that are subject to cross-collateralization.

                                                    Furthermore, when multiple real properties secure a mortgage loan or group of cross-collateralized mortgage loans, the
                                                    amount of the mortgage encumbering any particular one of
                                                    those properties may be less than the full amount of the
                                                    related mortgage loan or group of cross-collateralized
                                                    mortgage loans, generally, to minimize recording tax. This mortgage amount may equal the appraised value or allocated loan amount for the mortgaged real property and will limit the extent to which proceeds from the property will be
                                                    available to offset declines in value of the other
                                                    properties securing the same mortgage loan or group of
                                                    cross-collateralized mortgage loans.

                                                    Moreover, seven (7) groups of multi-property mortgage loans or crossed loan groups, representing 18.8% of the initial
                                                    outstanding pool balance (which include six (6) groups of
                                                    mortgage loans in loan group 1, representing 18.7% of the
                                                    initial outstanding loan group 1 balance, and one (1) group of mortgage loans in loan group 2, representing 19.2% of the initial outstanding loan group 2 balance), are secured by

                                      S-63

                                                    mortgaged properties located in various states. Foreclosure actions are brought in state court and the courts of one
                                                    state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged
                                                    real properties simultaneously.

RESERVES TO FUND CAPITAL
EXPENDITURES MAY BE
INSUFFICIENT AND THIS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   Many of the mortgage loans do not require the borrowers to set aside funds for specific reserves controlled by the
                                                    lender. Even to the extent that the mortgage loans require any reserves, we cannot assure you that any reserve amounts will be sufficient to cover the actual costs of items such as taxes, insurance premiums, capital expenditures, tenant improvements and leasing commissions (or other items for
                                                    which the reserves were established) or that borrowers under the related mortgage loans will put aside sufficient funds to pay for those items. We also cannot assure you that cash flow from the properties will be sufficient to fully fund
                                                    the ongoing monthly reserve requirements or to enable the
                                                    borrowers under the related mortgage loans to fully pay for those items.

INADEQUACY OF TITLE INSURERS
MAY ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                                Title insurance for a mortgaged property generally insures a lender against risks relating to a lender not having a first lien with respect to a mortgaged property, and in some cases can insure a lender against specific other risks. The
                                                    protection afforded by title insurance depends on the
                                                    ability of the title insurer to pay claims made upon it. We cannot assure you that:

                                                    o   a title insurer will have the ability to pay title
                                                        insurance claims made upon it;

                                                    o   the title insurer will maintain its present financial
                                                        strength; or

                                                    o   a title insurer will not contest claims made upon it.

MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS THAT ARE
NOT IN COMPLIANCE WITH
ZONING AND BUILDING CODE
REQUIREMENTS AND USE
RESTRICTIONS COULD ADVERSELY
AFFECT PAYMENTS ON YOUR
CERTIFICATES                                        Noncompliance with zoning and building codes may cause the borrower to experience cash flow delays and shortfalls that would reduce or delay the amount of proceeds available for distributions on your certificates. At origination of the
                                                    mortgage loans, the mortgage loan sellers took steps to
                                                    establish that the use and operation of the mortgaged
                                                    properties securing the mortgage loans were in compliance in all material respects with all applicable zoning, land-use and building ordinances, rules, regulations, and orders.
                                                    Evidence of this compliance may be in the form of legal
                                                    opinions, confirmations from government officials, title
                                                    policy endorsements, appraisals, zoning consultants' reports and/or representations by the related borrower in the
                                                    related mortgage loan documents. These steps may not have
                                                    revealed all

                                      S-64

                                                    possible violations and certain mortgaged properties that
                                                    were in compliance may not remain in compliance.

                                                    Some violations of zoning, land use and building regulations may be known to exist at any particular mortgaged property, but the mortgage loan sellers generally do not consider
                                                    those defects known to them to be material or have obtained policy endorsements and/or law and ordinance insurance to
                                                    mitigate the risk of loss associated with any material
                                                    violation or noncompliance. In some cases, the use,
                                                    operation and/or structure of a mortgaged property
                                                    constitutes a permitted nonconforming use and/or structure as a result of changes in zoning laws after those mortgaged properties were constructed and the structure may not be
                                                    rebuilt to its current state or be used for its current
                                                    purpose if a material casualty event occurs. Insurance
                                                    proceeds may not be sufficient to pay the mortgage loan in full if a material casualty event were to occur, or the
                                                    mortgaged property, as rebuilt for a conforming use, may not generate sufficient income to service the mortgage loan and the value of the mortgaged property or its revenue producing potential may not be the same as it was before the
                                                    casualty. If a mortgaged property could not be rebuilt to
                                                    its current state or its current use were no longer
                                                    permitted due to building violations or changes in zoning or other regulations, then the borrower might experience cash flow delays and shortfalls or be subject to penalties that would reduce or delay the amount of proceeds available for distributions on your certificates.

                                                    Certain mortgaged properties may be subject to use
                                                    restrictions pursuant to reciprocal easement or operating
                                                    agreements which could limit the borrower's right to operate certain types of facilities within a prescribed radius.
                                                    These limitations could adversely affect the ability of the borrower to lease the mortgaged property on favorable terms.

CONDEMNATIONS WITH RESPECT TO
MORTGAGED PROPERTIES SECURING
THE MORTGAGE LOANS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   From time to time, there may be condemnations pending or
                                                    threatened against one or more of the mortgaged properties.
                                                    There can be no assurance that the proceeds payable in
                                                    connection with a total condemnation will be sufficient to restore the related mortgaged property or to satisfy the
                                                    remaining indebtedness of the related mortgage loan. The
                                                    occurrence of a partial condemnation may have a material
                                                    adverse effect on the continued use of the affected
                                                    mortgaged property, or on an affected borrower's ability to meet its obligations under the related mortgage loan.
                                                    Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon the
                                                    distributions on your certificates.

IMPACT OF TERRORIST ATTACKS AND
MILITARY OPERATIONS ON THE
FINANCIAL MARKETS AND
YOUR INVESTMENT                                     On September 11, 2001, the United States was subjected to
                                                    multiple terrorist attacks, resulting in the loss of many
                                                    lives and massive property damage and destruction in New
                                                    York City, the Washington, D.C. area and Pennsylvania. In
                                                    its aftermath, there was considerable uncertainty in the
                                                    world financial markets. It is impossible to predict
                                                    whether, or the extent to which, future terrorist activities may occur in

                                      S-65

                                                    the United States. According to publicly available reports, the financial markets have in the past responded to the
                                                    uncertainty with regard to the scope, nature and timing of current and possible future military responses led by the
                                                    United States, as well as to the disruptions in air travel, substantial losses reported by various companies including airlines, insurance providers and aircraft makers, the need for heightened security across the country and decreases in consumer confidence that can cause a general slowdown in
                                                    economic growth.

                                                    It is impossible to predict the duration of the current
                                                    military involvement of the United States in Iraq or
                                                    Afghanistan and whether the United States will be involved in any other future military actions. The continued
                                                    presence of United States military personnel in Iraq and
                                                    Afghanistan may prompt further terrorist attacks against the
                                                    United States.

                                                    It is uncertain what effects the aftermath of the military operations of the United States in Iraq, any future
                                                    terrorist activities in the United States or abroad and/or any consequent actions on the part of the United States
                                                    Government and others, including military action, will have on: (a) United States and world financial markets, (b)
                                                    local, regional and national economies, (c) real estate
                                                    markets across the United States, (d) particular business
                                                    segments, including those that are important to the
                                                    performance of the mortgaged properties that secure the
                                                    mortgage loans and/or (e) insurance costs and the
                                                    availability of insurance coverage for terrorist acts,
                                                    particularly for large mortgaged properties, which could
                                                    adversely affect the cash flow at those mortgaged
                                                    properties. In particular, the decrease in air travel may
                                                    have a negative effect on certain of the mortgaged
                                                    properties, including hospitality mortgaged properties and those mortgaged properties in tourist areas which could
                                                    reduce the ability of those mortgaged properties to generate cash flow. As a result, the ability of the mortgaged
                                                    properties to generate cash flow may be adversely affected.
                                                    These disruptions and uncertainties could materially and
                                                    adversely affect the value of, and your ability to resell, your certificates.

IMPACT OF HURRICANE KATRINA,
HURRICANE RITA AND HURRICANE
WILMA ON THE MORTGAGE LOANS
AND YOUR INVESTMENT                                 The damage caused by Hurricane Katrina, Hurricane Rita and
                                                    Hurricane Wilma and related windstorms, floods and tornadoes in areas of Alabama, Louisiana, Mississippi, Texas and
                                                    Florida in August, September and October 2005 may adversely affect certain of the mortgaged properties. As of the
                                                    cut-off date, forty-three (43) of the mortgaged properties, securing mortgage loans representing 11.7% of the initial
                                                    outstanding pool balance (which thirty-five (35) mortgaged properties in loan group 1, representing 9.5% of the
                                                    outstanding loan group 1 balance, and eight (8) mortgaged
                                                    properties in loan group 2, representing 21.2% of the
                                                    outstanding loan group 2 balance), are located in Alabama,
                                                    Florida, Louisiana, Mississippi or Texas. Although it is
                                                    too soon to assess the full impact of Hurricane Katrina,
                                                    Hurricane Rita and Hurricane Wilma on the United States and
                                                    local economies, in the short term the effects of the storms are expected to have a material adverse effect on the local economies and income producing real estate in the affected areas. Areas affected by Hurricane Katrina, Hurricane Rita and Hurricane Wilma have suffered severe flooding, wind and water damage, forced evacuations, lawlessness,

                                      S-66

                                                    contamination, gas leaks and fire and environmental damage.
                                                    The devastation caused by Hurricane Katrina, Hurricane Rita and Hurricane Wilma could lead to a general economic
                                                    downturn, including increased oil prices, loss of jobs,
                                                    regional disruptions in travel, transportation and tourism and a decline in real-estate related investments, in
                                                    particular, in the areas most directly damaged by the
                                                    storms. Specifically, there can be no assurance that
                                                    displaced residents of the affected areas will return, that the economies in the affected areas will recover
                                                    sufficiently to support income producing real estate at
                                                    pre-storm levels or that the costs of clean-up will not have a material adverse effect on the national economy.
                                                    Additionally, the standard all-risk insurance policies that borrowers under the mortgage loans are required to maintain typically do not cover flood damage. Although certain
                                                    mortgage loans may require borrowers to maintain additional flood insurance, there can be no assurance that the
                                                    additional insurance will be sufficient to cover damage to a mortgaged property in a heavily flooded area. Because of the difficulty in obtaining information about the affected areas and mortgaged properties, it is not possible at this time to make a complete assessment of the severity of loss, the
                                                    availability of insurance coverage to cover these losses and the extent and expected duration of the effects of Hurricane
                                                    Katrina, Hurricane Rita and Hurricane Wilma on the mortgaged properties, the southeast states and the United States as a whole.

THE ABSENCE OF OR INADEQUACY
OF INSURANCE COVERAGE ON THE
PROPERTY MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES                       The mortgaged properties may suffer casualty losses due to risks that are not covered by insurance (including acts of terrorism) or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of the mortgaged properties are located in California and in other coastal areas of certain states, which are
                                                    areas that have historically been at greater risk of acts of nature, including earthquakes, fires, hurricanes and
                                                    floods. The mortgage loans generally do not require
                                                    borrowers to maintain earthquake, hurricane or flood
                                                    insurance and we cannot assure you that borrowers will
                                                    attempt or be able to obtain adequate insurance against
                                                    those risks. If a borrower does not have insurance against those risks and a casualty occurs at a mortgaged property, the borrower may be unable to generate income from the
                                                    mortgaged property in order to make payments on the related mortgage loan.

                                                    Moreover, if reconstruction or major repairs are required
                                                    following a casualty, changes in laws that have occurred
                                                    since the time of original construction may materially
                                                    impair the borrower's ability to effect the reconstruction or major repairs or may materially increase their cost.

                                                    As a result of these factors, the amount available to make distributions on your certificates could be reduced.

                                                    In light of the September 11, 2001 terrorist attacks in New
                                                    York City and the Washington, D.C. area, the comprehensive general liability and business interruption or rent loss
                                                    insurance policies required by typical mortgage loans (which are generally subject to periodic renewals during the term of the related mortgage loans) have been affected. To give time for private markets to develop a pricing mechanism and to build capacity to absorb future losses that may occur due to terrorism,

                                      S-67

                                                    on November 26, 2002 the Terrorism Risk Insurance Act of
                                                    2002 was enacted, which established the Terrorism Insurance
                                                    Program. Under the Terrorism Insurance Program, the federal government shares the risk of loss associated with certain future terrorist acts.

                                                    The Terrorism Insurance Program was originally scheduled to expire on December 31, 2005. However, on December 22, 2005, the Terrorism Risk Insurance Extension Act of 2005 was
                                                    enacted, which extended the duration of the Terrorism
                                                    Insurance Program until December 31, 2007.

                                                    The Terrorism Insurance Program is administered by the
                                                    Secretary of the Treasury and through December 31, 2007 will provide some financial assistance from the United States
                                                    Government to insurers in the event of another terrorist
                                                    attack that results in an insurance claim. The program
                                                    applies to United States risks only and to acts that are
                                                    committed by an individual or individuals acting on behalf of a foreign person or foreign interest as an effort to
                                                    influence or coerce United States civilians or the United
                                                    States Government.

                                                    In addition, with respect to any act of terrorism occurring after March 31, 2006, no compensation will be paid under the
                                                    Terrorism Insurance Program unless the aggregate industry
                                                    losses relating to such act of terror exceed $50 million
                                                    (or, if such insured losses occur in 2007, $100 million).
                                                    As a result, unless the borrowers obtain separate coverage for events that do not meet these thresholds (which coverage may not be required by the respective loan documents and may not otherwise be obtainable), such events would not be
                                                    covered.

                                                    The Treasury Department has established procedures for the program under which the federal share of compensation will be equal to 90% (or, in 2007, 85%) of that portion of
                                                    insured losses that exceeds an applicable insurer deductible required to be paid during each program year. The federal
                                                    share in the aggregate in any program year may not exceed
                                                    $100 billion (and the insurers will not be liable for any
                                                    amount that exceeds this cap).

                                                    Through December 2007, insurance carriers are required under the program to provide terrorism coverage in their basic
                                                    "all-risk" policies. Any commercial property and casualty
                                                    terrorism insurance exclusion that was in force on November
                                                    26, 2002 is automatically voided to the extent that it
                                                    excludes losses that would otherwise be insured losses. Any state approval of those types of exclusions in force on
                                                    November 26, 2002 are also voided.

                                                    To the extent that uninsured or underinsured casualty losses occur with respect to the related mortgaged properties,
                                                    losses on mortgage loans may result. In addition, the
                                                    failure to maintain that type of insurance may constitute a default under a mortgage loan, which could result in the
                                                    acceleration and foreclosure of that mortgage loan.
                                                    Alternatively, the increased costs of maintaining that type of insurance could have an adverse effect on the financial condition of the mortgage loan borrowers.

                                                    Certain of the mortgage loans are secured by mortgaged
                                                    properties that are not insured for acts of terrorism. If
                                                    those casualty losses are not covered by standard casualty insurance policies, then in the event of a

                                      S-68

                                                    casualty from an act of terrorism, the amount available to make distributions on your certificates could be reduced.

CERTAIN OTHER RISKS RELATED TO
CASUALTY AND CASUALTY INSURANCE                     The loan documents for each mortgage loan generally require that (A) "all risk" insurance policies be maintained in an amount equal to either (i) not less than the full
                                                    replacement cost of the related mortgaged property or (ii)
                                                    the lesser of the full replacement cost of each related
                                                    mortgaged property and the outstanding principal balance of the mortgage loan or (B) the related borrower will maintain such insurance coverages in such amounts as the lender may reasonably require. Notwithstanding such requirement,
                                                    however, under insurance law, if an insured property is not rebuilt, insurance companies are generally required to pay only the "actual cash value" of the property, which is
                                                    defined under state law but is generally equal to the
                                                    replacement cost of the property less depreciation. The
                                                    determination of "actual cash value" is both inexact and
                                                    heavily dependent on facts and circumstances.
                                                    Notwithstanding the requirements of the loan documents, an insurer may refuse to insure a mortgaged property for the
                                                    loan amount if it determines that the "actual cash value" of the mortgaged property would be a lower amount, and even if it does insure a mortgaged property for the full loan
                                                    amount, if at the time of casualty the "actual cash value"
                                                    is lower, and the mortgaged property is not restored, only the "actual cash value" will be paid. Accordingly, if a
                                                    borrower does not meet the conditions to restore a mortgaged property and the mortgagee elects to require the borrower to apply the insurance proceeds to repay the mortgage loan,
                                                    rather than toward restoration, there can be no assurance
                                                    that such proceeds will be sufficient to repay the mortgage loan.

                                                    Certain leases may provide that such leases are terminable in connection with a casualty or condemnation including in the event the leased premises are not repaired or restored within a specified time period.

CLAIMS UNDER BLANKET
INSURANCE POLICIES MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   Some of the mortgaged properties are covered by blanket
                                                    insurance policies which also cover other properties of the related borrower or its affiliates. In the event that those policies are drawn on to cover losses on such other
                                                    properties, the amount of insurance coverage available under those policies may thereby be reduced and could be
                                                    insufficient to cover each mortgaged property's insurable
                                                    risks.

PROPERTY INSPECTIONS AND
ENGINEERING REPORTS MAY NOT
REFLECT ALL CONDITIONS THAT
REQUIRE REPAIR ON THE
PROPERTY                                            Licensed engineers or consultants generally inspected the
                                                    mortgaged properties and prepared engineering reports in
                                                    connection with the origination or securitization of the
                                                    mortgage loans to assess items such as structure, exterior walls, roofing, interior construction, mechanical and
                                                    electrical systems and general condition of the site,
                                                    buildings and other improvements. However, we cannot assure you that all conditions requiring repair or replacement were identified. In those cases where a material condition was
                                                    disclosed, that condition has been

                                      S-69

                                                    or is required to be remedied to the mortgage loan seller's satisfaction, or funds as deemed necessary by the mortgage loan seller, or the related engineer or consultant have been reserved to remedy the material condition. No additional
                                                    property inspections were conducted by us in connection with the issuance of the certificates.

VALUATION ESTIMATES MAY
INACCURATELY REFLECT THE VALUE
OF THE MORTGAGED PROPERTIES                         An appraisal certified by the applicable appraiser to be in compliance with FIRREA was conducted in respect of each
                                                    mortgaged property in connection with the origination or
                                                    securitization of the related mortgage loan. The resulting estimated property values represent the analysis and opinion of the person performing the appraisal and are not
                                                    guarantees of present or future values. The person
                                                    performing the appraisal may have reached a different
                                                    conclusion of value than the conclusion that would be
                                                    reached by a different appraiser appraising the same
                                                    property. Moreover, the values of the mortgaged properties may have changed significantly since the appraisal was
                                                    performed. In addition, appraisals seek to establish the
                                                    amount a typically motivated buyer would pay a typically
                                                    motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged
                                                    property under a distress or liquidation sale. The
                                                    estimates of value reflected in the appraisals and the
                                                    related loan-to-value ratios are presented for illustrative purposes only in Appendix I and Appendix II to this
                                                    prospectus supplement. In each case the estimate presented is the one set forth in the most recent appraisal available to us as of the cut-off date, although we generally have not obtained updates to the appraisals. In certain cases, the
                                                    appraised value may be an "as-stabilized" value rather than an "as-is" value and as such, may be subject to assumptions of certain future conditions, such as an increased leased
                                                    percentage. There is no assurance that the appraisal values indicated accurately reflect past, present or future market values of the mortgaged properties.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY CAUSE
INCREASED POOL CONCENTRATION,
WHICH MAY ADVERSELY AFFECT
PAYMENTS ON YOUR
CERTIFICATES                                        As principal payments or prepayments are made on mortgage
                                                    loans, the remaining mortgage pool may be subject to
                                                    increased concentrations of property types, geographic
                                                    locations and other pool characteristics of the mortgage
                                                    loans and the mortgaged properties, some of which may be
                                                    unfavorable. Classes of certificates that have a lower
                                                    payment priority are more likely to be exposed to this
                                                    concentration risk than are certificate classes with a
                                                    higher payment priority. This occurs because realized
                                                    losses are allocated to the class outstanding at any time
                                                    with the lowest payment priority and principal on the
                                                    certificates entitled to principal is generally payable in sequential order or alphabetical order (provided that the
                                                    Class A-M Certificates will be senior in right to the Class
                                                    A-J Certificates), with those classes generally not being
                                                    entitled to receive principal until the preceding class or classes entitled to receive principal have been retired.

                                      S-70

SUBORDINATION OF SOME
CERTIFICATES MAY AFFECT THE
TIMING OF PAYMENTS AND THE
APPLICATION OF LOSSES ON YOUR
CERTIFICATES                                        As described in this prospectus supplement, the rights of
                                                    the holders of each class of subordinate certificates to
                                                    receive payments of principal and interest otherwise payable on their certificates will be subordinated to those rights of the holders of the more senior certificates having an
                                                    earlier alphabetical class designation (provided that the
                                                    Class A-M Certificates will be senior in right to the Class
                                                    A-J Certificates). Losses on the mortgage loans will be
                                                    allocated to the Class S, Class Q, Class P, Class O,
                                                    Class N, Class M, Class L, Class K, Class J, Class H,
                                                    Class G, Class F, Class E, Class D, Class C, Class B, Class
                                                    A-J and Class A-M Certificates, in that order, reducing
                                                    amounts otherwise payable to each class. Any remaining
                                                    losses would then be allocated or cause shortfalls to the
                                                    Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
                                                    Class A-4 Certificates, pro rata, and, (i) solely with
                                                    respect to losses of interest, to the Class X Certificates, in proportion to the amounts of interest distributable on
                                                    those certificates and (ii) solely with respect to losses of interest on the Ritz-Carlton IO Component, to the Class X-RC
                                                    Certificates in proportion to the amount of interest
                                                    distributed on those certificates.

THE OPERATION OF THE
MORTGAGED PROPERTY FOLLOWING
FORECLOSURE OF THE MORTGAGE
LOAN MAY AFFECT THE TAX STATUS
OF THE TRUST AND MAY
ADVERSELY AFFECT PAYMENTS
ON YOUR CERTIFICATES                                If the trust acquires a mortgaged property as a result of a foreclosure or deed in lieu of foreclosure, the special
                                                    servicer will generally retain an independent contractor to operate the property. Any net income from operations other than qualifying "rents from real property", or any rental
                                                    income based on the net profits derived by any person from such property or allocable to a non-customary service, will subject the trust to a federal tax on such income at the
                                                    highest marginal corporate tax rate, which is currently 35%, and, in addition, possible state or local tax. In this
                                                    event, the net proceeds available for distribution on your certificates will be reduced. The special servicer may
                                                    permit the trust to earn such above described "net income
                                                    from foreclosure property" but only if it determines that
                                                    the net after-tax benefit to certificateholders is greater than under another method of operating or leasing the
                                                    mortgaged property. In addition, if the trust were to
                                                    acquire one or more mortgaged properties pursuant to a
                                                    foreclosure or deed in lieu of foreclosure, upon acquisition of those mortgaged properties, the trust may in certain
                                                    jurisdictions, particularly in New York, be required to pay state or local transfer or excise taxes upon liquidation of such mortgaged properties. Such state or local taxes may
                                                    reduce net proceeds available for distribution to the
                                                    certificateholders.

STATE LAWS APPLICABLE TO
FORECLOSURE ACTIONS MAY AFFECT
THE TIMING OF PAYMENTS ON
YOUR CERTIFICATES                                   Some states, including California, have laws prohibiting
                                                    more than one "judicial action" to enforce a mortgage
                                                    obligation. Some courts have construed the term "judicial
                                                    action" broadly. In the case of any

                                      S-71

                                                    mortgage loan secured by mortgaged properties located in
                                                    multiple states, the master servicer or special servicer may be required to foreclose first on mortgaged properties
                                                    located in states where these "one action" rules apply (and where non-judicial foreclosure is permitted) before
                                                    foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. As a result, the ability to realize upon the mortgage loans may be significantly delayed and otherwise limited by the
                                                    application of state laws.

THE BANKRUPTCY OR INSOLVENCY OF
ANY AFFILIATED BORROWERS MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   Twenty-six (26) groups of mortgage loans were made to the
                                                    same borrower or to borrowers that are affiliated with one another through partial or complete direct or indirect
                                                    common ownership (which include seventeen (17) groups of
                                                    mortgage loans exclusively in loan group 1 and six (6)
                                                    groups of mortgage loans exclusively in loan group 2). Of
                                                    these twenty-six (26) groups, the 3 largest groups represent
                                                    5.6%, 3.6% and 2.6%, respectively, of the initial
                                                    outstanding pool balance. The related borrower
                                                    concentrations of the 3 largest groups exclusively in loan group 1 represent 6.9%, 3.2% and 1.8%, respectively, of the initial outstanding loan group 1 balance, and the three
                                                    largest groups of mortgage loans exclusively in loan group 2 represent 19.2%, 8.2% and 2.7%, respectively, of the initial outstanding loan group 2 balance. In addition, three (3)
                                                    groups of mortgage loans were made to the same borrower that are affiliated with one another through partial or complete direct or indirect common ownership that have mortgage loans included in both loan group 1 and loan group 2 and represent
                                                    3.0% of the initial outstanding pool balance. For
                                                    additional information with respect to the loan groups
                                                    described above, see Appendix II attached to this prospectus supplement.

                                                    The bankruptcy or insolvency of any such borrower or
                                                    respective affiliate could have an adverse effect on the
                                                    operation of all of the related mortgaged properties and on the ability of the related mortgaged properties to produce sufficient cash flow to make required payments on the
                                                    related mortgage loans. For example, if a person that owns or controls several mortgaged properties experiences
                                                    financial difficulty at one such property, it could defer
                                                    maintenance at one or more other mortgaged properties in
                                                    order to satisfy current expenses with respect to the
                                                    mortgaged property experiencing financial difficulty, or it could attempt to avert foreclosure by filing a bankruptcy
                                                    petition that might have the effect of interrupting monthly payments for an indefinite period on all the related
                                                    mortgage loans.

TENANT LEASES MAY HAVE
PROVISIONS THAT COULD ADVERSELY
AFFECT PAYMENTS
ON YOUR CERTIFICATES                                In certain jurisdictions, if tenant leases are subordinate to the liens created by the mortgage and do not contain
                                                    attornment provisions which require the tenant to recognize a successor owner, following foreclosure, as landlord under the lease, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at
                                                    foreclosure. Not all leases were reviewed to ascertain the existence of these provisions. Accordingly, if a mortgaged property is located in such a jurisdiction and is leased to one or more desirable tenants under

                                      S-72

                                                    leases that are subordinate to the mortgage and do not
                                                    contain attornment provisions, that mortgaged property could experience a further decline in value if those tenants'
                                                    leases were terminated. This is particularly likely if
                                                    those tenants were paying above-market rents or could not be replaced.

                                                    Some of the leases at the mortgaged properties securing the mortgage loans included in the trust may not be subordinate to the related mortgage. If a lease is not subordinate to a mortgage, the trust will not possess the right to dispossess the tenant upon foreclosure of the mortgaged property unless it has otherwise agreed with the tenant. If the lease
                                                    contains provisions inconsistent with the mortgage, for
                                                    example, provisions relating to application of insurance
                                                    proceeds or condemnation awards, or which could affect the enforcement of the lender's rights, for example, an option to purchase the mortgaged property or a right of first
                                                    refusal to purchase the mortgaged property, the provisions of the lease will take precedence over the provisions of the mortgage.

                                                    Additionally, with respect to certain of the mortgage loans, the related borrower may have granted certain tenants a
                                                    right of first refusal in the event a sale is contemplated or a purchase option to purchase all or a portion of the
                                                    mortgaged property. Those provisions, if not waived or
                                                    subordinated, may impede the lender's ability to sell the
                                                    related mortgaged property at foreclosure or adversely
                                                    affect the foreclosure bid price.

TENANCIES IN COMMON MAY
HINDER RECOVERY                                     Borrowers under nineteen (19) mortgage loans, representing
                                                    8.9% of the initial outstanding pool balance (which include
                                                    Mortgage Loan Nos. 25, 44, 46, 53, 56, 69, 132, 141, 142,
                                                    145, 151, 157, 181, 190, 207, 218, 222, 225 and 259) own the
                                                    related mortgaged property as tenants-in-common. The
                                                    borrower under one (1) mortgage loan, representing 0.4% of the initial outstanding pool balance (and representing 0.5%
                                                    of the initial outstanding loan group 1 balance) is a
                                                    Delaware Statutory Trust. In general, with respect to a
                                                    tenant-in-common ownership structure, each tenant-in-common owns an undivided interest in the property and if such
                                                    tenant-in-common desires to sell its interest in the
                                                    property (and is unable to find a buyer or otherwise needs to force a partition) the tenant-in-common has the ability to request that a court order a sale of the property and
                                                    distribute the proceeds to each tenant-in-common
                                                    proportionally.

                                                    The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early
                                                    repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common mortgagors, a
                                                    material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. In some cases, the related mortgage loan documents
                                                    provide for full recourse to the related tenant-in-common
                                                    borrower or the guarantor if a tenant-in-common files for
                                                    partition or bankruptcy. In some cases, the related
                                                    tenant-in-common borrower waived its right to partition,
                                                    reducing the risk of partition. However, there can be no
                                                    assurance that, if challenged, this waiver would be
                                                    enforceable. In most cases, the related tenant-in-common
                                                    borrower is a special purpose entity (in some cases
                                                    bankruptcy-remote), reducing the risk of bankruptcy. The
                                                    tenant-in-common structure may cause delays in the

                                      S-73

                                                    enforcement of remedies because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay
                                                    will be reinstated. There can be no assurance that a
                                                    bankruptcy proceeding by a single tenant-in-common borrower will not delay enforcement of this mortgage loan.

INCREASES IN REAL ESTATE TAXES
DUE TO TERMINATION OF A PILOT
PROGRAM OR OTHER TAX
ABATEMENT ARRANGEMENTS MAY
REDUCE PAYMENTS TO
CERTIFICATEHOLDERS                                  Certain of the mortgaged properties securing the mortgage
                                                    loans have or may in the future have the benefit of reduced real estate taxes under a local government program of
                                                    payment in lieu of taxes (often known as a PILOT program) or other tax abatement arrangements. Some of these programs or arrangements may be scheduled to terminate or have
                                                    significant tax increases prior to the maturity of the
                                                    related mortgage loan, resulting in higher, and in some
                                                    cases substantially higher, real estate tax obligations for the related borrower. An increase in real estate taxes may impact the ability of the borrower to pay debt service on
                                                    the mortgage loans. There are no assurances that any such
                                                    program will continue for the duration of the related
                                                    mortgage loan.

LEGAL ACTION ARISING OUT OF
ORDINARY BUSINESS COULD
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   There may be pending or threatened legal actions, suits or proceedings against the borrowers and managers of the
                                                    mortgaged properties and their respective affiliates arising out of their ordinary business. We cannot assure you that
                                                    any such actions, suits or proceedings would not have a
                                                    material adverse effect on your certificates.

                                                    The sponsor for one (1) mortgage loan, representing
                                                    approximately 2.1% of the initial outstanding pool balance
                                                    (and representing 2.6% of the initial outstanding loan
                                                    group 1 balance) is Triple Net Properties, LLC ("Triple
                                                    Net") and its affiliate Triple Net Properties Realty, Inc., is the property manager for the related mortgaged property.
                                                    Triple Net has advised each related mortgage loan seller
                                                    that the SEC has opened an investigation regarding certain of its activities (and the activities of certain of its
                                                    affiliates). In its filing with the SEC, T REIT, Inc. an
                                                    affiliate of Triple Net, indicated that the SEC has
                                                    requested information relating to disclosure in securities offerings and exemptions from the registration requirements of the Securities Act of 1933, as amended, for the private offerings in which Triple Net and its affiliated entities
                                                    were involved and exemptions from the registration
                                                    requirements of the Securities Exchange Act of 1934, as
                                                    amended for several entities. In addition, the SEC has
                                                    requested financial information regarding real estate
                                                    investment trusts and other companies advised by Triple Net.

                                                    In recent filings with the SEC, T REIT, Inc. indicated that the information disclosed in connection with these
                                                    securities offerings relating to the prior performance of
                                                    all public and non-public investment programs sponsored by
                                                    Triple Net contained certain errors. T REIT, Inc. reported that these errors included the following: (i) the prior
                                                    performance tables included in the offering documents were stated to be presented on a GAAP basis but generally were
                                                    not, (ii) a number of prior performance data figures were
                                                    themselves erroneous,

                                      S-74

                                                    even as presented on a tax or cash basis, and (iii) with
                                                    respect to certain programs sponsored by Triple Net, where
                                                    Triple Net invested either alongside or in other programs
                                                    sponsored by Triple Net, the nature and results of these
                                                    investments were not fully and accurately disclosed in the tables resulting in an overstatement of Triple Net's program and aggregate portfolio operating results. We cannot assure you that T REIT, Inc. or Triple Net will be able to
                                                    adequately address these disclosure issues or that these
                                                    investigations will not result in fines, penalties or
                                                    administrative remedies or otherwise have an adverse effect on the performance, operations or financial condition of T
                                                    REIT, Inc. or Triple Net. In addition, we cannot assure you that if litigation were to commence or securityholders were to assert claims related to the foregoing, it would not have a material adverse effect on your investment.

RISKS RELATING TO COMPLIANCE
WITH THE AMERICANS WITH
DISABILITIES ACT COULD ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES                Under the Americans with Disabilities Act of 1990, public
                                                    accommodations are required to meet certain federal
                                                    requirements related to access and use by disabled persons.
                                                    Borrowers may incur costs complying with the Americans with
                                                    Disabilities Act. In addition, noncompliance could result
                                                    in the imposition of fines by the federal government or an award of damages to private litigants. If a borrower incurs these costs or fines, the amount available to pay debt
                                                    service would be reduced.

CONFLICTS OF INTEREST MAY HAVE
AN ADVERSE EFFECT ON YOUR
CERTIFICATES                                        Conflicts between various certificateholders. The special
                                                    servicer is given considerable latitude in determining
                                                    whether and in what manner to liquidate or modify defaulted mortgage loans. The operating adviser will have the right
                                                    to replace the special servicer upon satisfaction of certain conditions set forth in the pooling and servicing
                                                    agreement. At any given time, the operating adviser will be controlled generally by the holders of the most subordinate, or, if its certificate principal balance is less than 25% of its original certificate balance, the next most subordinate, class of certificates, that is, the controlling class,
                                                    outstanding from time to time (or with respect to an A/B
                                                    Mortgage Loan or the holder of the related B Note to the
                                                    extent set forth in the related intercreditor agreement),
                                                    and such holders may have interests in conflict with those of the holders of the other certificates. In addition, the operating adviser will have the right to approve the
                                                    determination of customarily acceptable costs with respect to insurance coverage and the right to advise the special
                                                    servicer with respect to certain actions of the special
                                                    servicer and, in connection with such rights, may act solely in the interest of the holders of certificates of the
                                                    controlling class, without any liability to any
                                                    certificateholder. For instance, the holders of
                                                    certificates of the controlling class might desire to
                                                    mitigate the potential for loss to that class from a
                                                    troubled mortgage loan by deferring enforcement in the hope of maximizing future proceeds. However, the interests of
                                                    the trust may be better served by prompt action, since delay followed by a market downturn could result in less proceeds to the trust than would have been realized if earlier action had been taken. In general, no servicer is required to act in a manner more

                                      S-75

                                                    favorable to the offered certificates than to the privately offered certificates.

                                                    The master servicer, the special servicer or an affiliate of any of them may hold subordinate mortgage notes or acquire certain of the most subordinated certificates, including
                                                    those of the initial controlling class. Under such
                                                    circumstances, the master servicer and the special servicer may have interests that conflict with the interests of the other holders of the certificates. However, the pooling and servicing agreement will provide that the mortgage loans are to be serviced in accordance with the servicing standard and without regard to ownership of any certificates by the
                                                    master servicer or the special servicer, as applicable. The initial special servicer under the pooling and servicing
                                                    agreement will be J.E. Robert Company, Inc. The initial
                                                    operating adviser under the pooling and servicing agreement will be JER Investors Trust Inc.

                                                    Conflicts between certificateholders and the holders of
                                                    subordinate notes. Pursuant to the terms of the related
                                                    intercreditor agreements, neither the master servicer nor
                                                    special servicer may enter into material amendments,
                                                    modifications or extensions of a mortgage loan in a material manner without the consent of the holder of the related
                                                    subordinate note, subject to the expiration of the
                                                    subordinate note holder's consent rights. The holders of the subordinate notes (or their respective designees) may have interests in conflict with those of the certificateholders of the classes of offered certificates. As a result,
                                                    approvals to proposed actions of the master servicer or
                                                    special servicer, as applicable, under the pooling and
                                                    servicing agreement may not be granted in all instances,
                                                    thereby potentially adversely affecting some or all of the classes of offered certificates.

                                                    Conflicts between borrowers and property managers. It is
                                                    likely that many of the property managers of the mortgaged properties, or their affiliates, manage additional
                                                    properties, including properties that may compete with the mortgaged properties. Affiliates of the managers, and
                                                    managers themselves, also may own other properties,
                                                    including competing properties. The managers of the
                                                    mortgaged properties may accordingly experience conflicts of interest in the management of those mortgaged properties.

                                                    Conflicts between the trust and the mortgage loan sellers.
                                                    The activities of the mortgage loan sellers, and their
                                                    affiliates or subsidiaries, may involve properties that are in the same markets as the mortgaged properties underlying the certificates. In such case, the interests of each of
                                                    the mortgage loan sellers, or their affiliates or
                                                    subsidiaries, may differ from, and compete with, the
                                                    interests of the trust, and decisions made with respect to those assets may adversely affect the amount and timing of distributions with respect to the certificates. Conflicts
                                                    of interest may arise between the trust and each of the
                                                    mortgage loan sellers, or their affiliates or subsidiaries, that engage in the acquisition, development, operation,
                                                    leasing, financing and disposition of real estate if those mortgage loan sellers acquire any certificates. In
                                                    particular, if certificates held by a mortgage loan seller are part of a class that is or becomes the controlling class the mortgage loan seller as part of the holders of the
                                                    controlling class would have the ability to influence
                                                    certain actions of the special servicer under circumstances where the interests of the trust conflict with the interests of the mortgage loan seller, or its affiliates or
                                                    subsidiaries, as acquirors,

                                      S-76

                                                    developers, operators, tenants, financers or sellers of real estate related assets.

                                                    The mortgage loan sellers, or their affiliates or
                                                    subsidiaries, may acquire a portion of the certificates.
                                                    Under those circumstances, they may become the controlling class, and as the controlling class, have interests that may conflict with their interests as a seller of the mortgage
                                                    loans.

                                                    In addition, any subordinate indebtedness secured by the
                                                    related mortgaged property, any mezzanine loans and/or any future mezzanine loans related to certain of the mortgage
                                                    loans may be held by the respective sellers of such mortgage loan or affiliates or subsidiaries thereof. The holders of such subordinate indebtedness or such mezzanine loans may
                                                    have interests that conflict with the interests of the
                                                    holders of the certificates.

                                                    Additionally, certain of the mortgage loans included in the trust may have been refinancings of debt previously held by a mortgage loan seller, or an affiliate or subsidiary of a mortgage loan seller, and the mortgage loan sellers, or
                                                    their affiliates or subsidiaries, may have or have had
                                                    equity investments in the borrowers (or in the owners of the borrowers) or properties under certain of the mortgage loans included in the trust. Each of the mortgage loan sellers,
                                                    and their affiliates or subsidiaries, have made and/or may make or have preferential rights to make loans to, or equity investments in, affiliates of the borrowers under the
                                                    mortgage loans.

                                                    Other Conflicts. The depositor is an affiliate of Morgan
                                                    Stanley Mortgage Capital Inc., one of the mortgage loan
                                                    sellers and a sponsor, and Morgan Stanley & Co.
                                                    Incorporated, one of the underwriters. LaSalle Bank
                                                    National Association, one of the mortgage loan sellers and, a sponsor, the paying agent, the certificate registrar and the authenticating agent is the parent of LaSalle Financial
                                                    Services, Inc., one of the underwriters. LaSalle Bank
                                                    National Association and Morgan Stanley Mortgage Capital
                                                    Inc. are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to Morgan
                                                    Stanley Mortgage Capital Inc. for certain commercial
                                                    mortgage loans originated or purchased by it. Pursuant to
                                                    this custodial agreement, LaSalle Bank National Association is currently providing custodial services for most of the
                                                    mortgage loans to be sold by Morgan Stanley Mortgage Capital
                                                    Inc. to the depositor in connection with this
                                                    securitization. The terms of the custodial agreement are
                                                    customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and
                                                    safekeeping of mortgage loan files.

                                                    With respect to each A/B mortgage loan, the holder of the
                                                    related B note may be entitled to certain consent or cure
                                                    rights which may conflict with interests of the holder of
                                                    the related senior mortgage loan included in the trust.
                                                    With respect to Mortgage Loan Nos. 29-30, the
                                                    Allstate-Charlotte & Roanoke mortgage loan, representing
                                                    approximately 1.5% of the initial outstanding pool balance, respectively (and representing 1.9% of the initial
                                                    outstanding loan group 1 balance, respectively), and
                                                    Mortgage Loan No. 45, the Farmer's New World Headquarters
                                                    mortgage loan, the current holder of the related B note is also the sole owner of the related borrower.

                                      S-77

                                                    After an event of default under the Allstate-Charlotte &
                                                    Roanoke A/B Mortgage Loan or the Farmer's New World
                                                    Headquarters A/B Mortgage Loan, the holder of the related B note is entitled to consult with or direct the holder of the
                                                    Allstate-Charlotte & Roanoke mortgage loan or the Farmer's
                                                    New World Headquarters mortgage loan, as the case may be,
                                                    with respect to a foreclosure or liquidation of the
                                                    mortgaged property to the extent provided in the related
                                                    intercreditor agreement.

PREPAYMENTS MAY REDUCE
THE YIELD ON YOUR CERTIFICATES                      The yield to maturity on your certificates will depend, in significant part, upon the rate and timing of principal
                                                    payments on the mortgage loans. For this purpose, principal payments include both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation of mortgaged properties,
                                                    defaults and liquidations by borrowers, or repurchases as a result of a mortgage loan seller's material breach of
                                                    representations and warranties or material defects in a
                                                    mortgage loan's documentation. In addition, certain of the mortgage loans may require that, upon the occurrence of
                                                    certain events, funds held in escrow or proceeds from
                                                    letters of credit may be applied to the outstanding
                                                    principal balance of such mortgage loans.

                                                    The investment performance of your certificates may vary
                                                    materially and adversely from your expectations if the
                                                    actual rate of prepayment is higher or lower than you
                                                    anticipate.

                                                    Voluntary prepayments under some of the mortgage loans are prohibited for specified lock-out periods or require payment of a prepayment premium or a yield maintenance charge or
                                                    both, unless the prepayment occurs within a specified period prior to and including the anticipated repayment date or
                                                    maturity date, as the case may be. Nevertheless, we cannot assure you that the related borrowers will refrain from
                                                    prepaying their mortgage loans due to the existence of a
                                                    prepayment premium or a yield maintenance charge or the
                                                    amount of such premium or charge will be sufficient to
                                                    compensate you for shortfalls in payments on your
                                                    certificates on account of such prepayments. We also cannot assure you that involuntary prepayments will not occur or
                                                    that borrowers will not default in order to avoid the
                                                    application of lock-out periods. The rate at which
                                                    voluntary prepayments occur on the mortgage loans will be
                                                    affected by a variety of factors, including:

                                                    o   the terms of the mortgage loans;

                                                    o   the length of any prepayment lock-out period;

                                                    o   the level of prevailing interest rates;

                                                    o   the availability of mortgage credit;

                                                    o   the applicable yield maintenance charges or prepayment
                                                        premiums and the ability of the master servicer or the
                                                        special servicer to enforce the related provisions;

                                                    o   the failure to meet requirements for release of
                                                        escrows/reserves that result in a prepayment;

                                      S-78

                                                    o   the occurrence of casualties or natural disasters; and

                                                    o   economic, demographic, tax or legal factors.

                                                    Generally, no yield maintenance charge or prepayment premium will be required for prepayments (i) in connection with a
                                                    casualty or condemnation unless an event of default has
                                                    occurred or (ii) in connection with the resolution of a
                                                    specially serviced mortgage loan. In addition, if a seller repurchases any mortgage loan from the trust due to the
                                                    material breach of a representation or warranty or a
                                                    material document defect or the mortgage loan is otherwise purchased from the trust (including certain purchases by the holder of a B Note or mezzanine loan), the repurchase price paid will be passed through to the holders of the
                                                    certificates with the same effect as if the mortgage loan
                                                    had been prepaid in part or in full, except that no yield
                                                    maintenance charge or prepayment premium will be payable.
                                                    Any such repurchase or purchase may, therefore, adversely
                                                    affect the yield to maturity on your certificates.

                                                    Although all of the mortgage loans have protection against voluntary prepayments in the form of lock-out periods,
                                                    defeasance provisions, yield maintenance provisions and/or prepayment premium provisions, there can be no assurance
                                                    that (i) borrowers will refrain from prepaying mortgage
                                                    loans due to the existence of a yield maintenance charge or prepayment premium or (ii) involuntary prepayments or
                                                    repurchases will not occur.

                                                    With respect to one (1) mortgage loan, representing
                                                    approximately 0.5% of the initial mortgage pool balance (and representing 0.6% of the initial loan group 1 balance), the related borrower is required to pay to the seller of the
                                                    property an amount in respect of amounts held back from the original purchase price equal to the base minimum rent
                                                    (under the signed leases for which the related tenants had not taken occupancy) divided by 7.67% as may be reduced by certain tenant commissions and which, in any event, cannot exceed, together with the amount paid at the closing of the sale of the property, $24,450,000 (the "Leaseout
                                                    Adjustment"). The conditions of the payment of this amount to the seller of the property include, among others, the
                                                    tenant taking occupancy of previously vacant space for which leases have been executed and opening for business and
                                                    paying full rent on or prior to October 21, 2007. If the
                                                    seller has not satisfied those conditions and the borrower has not made that payment on or before October 21, 2007, the borrower is required to prepay the mortgage loan in an
                                                    amount equal to 59% of the unpaid amount of the unpaid
                                                    portion of the Leaseout Adjustment (initially equal to
                                                    $5,971,939), together with any applicable prepayment
                                                    consideration.

                                                    In addition, the yield maintenance formulas are not the same for all of the mortgage loans that have yield maintenance
                                                    charges. This can lead to substantial variance from loan to loan with respect to the amount of yield maintenance charge that is due on the related prepayment. Also, the
                                                    description in the mortgage notes of the method of
                                                    calculation of prepayment premiums and yield maintenance
                                                    charges is complex and subject to legal interpretation and it is possible that another person would interpret the
                                                    methodology differently from the way we did in estimating an assumed yield to maturity on your certificates as described in this prospectus supplement. See Appendix II attached to

                                      S-79

                                                    this prospectus supplement for a description of the various prepayment provisions.

RELEASE OF COLLATERAL                               Notwithstanding the prepayment restrictions described in
                                                    this prospectus supplement, certain of the mortgage loans
                                                    permit the release of a mortgaged property (or a portion of the mortgaged property) subject to the satisfaction of
                                                    certain conditions described in Appendix II attached to this prospectus supplement. In order to obtain such release
                                                    (other than with respect to the release of certain
                                                    non-material portions of the mortgaged properties which may not require payment of a release price), the borrower is
                                                    required (among other things) to pay a release price, which may include a prepayment premium or yield maintenance charge on all or a portion of such payment. See Appendix II
                                                    attached to this prospectus supplement for further details regarding the various release provisions.

THE YIELD ON YOUR CERTIFICATES
WILL BE AFFECTED BY THE PRICE AT
WHICH THE CERTIFICATES WERE
PURCHASED AND THE RATE, TIMING
AND AMOUNT OF DISTRIBUTIONS ON
YOUR CERTIFICATES                                   The yield on any certificate will depend on (1) the price at which that certificate is purchased by you and (2) the rate, timing and amount of distributions on your certificate. The rate, timing and amount of distributions on any certificate will, in turn, depend on, among other things:

                                                    o   the interest rate for that certificate;

                                                    o   the rate and timing of principal payments (including
                                                        principal prepayments) and other principal collections
                                                        (including loan purchases in connection with breaches of
                                                        representations and warranties) on or in respect of the
                                                        mortgage loans and the extent to which those amounts are
                                                        to be applied or otherwise result in a reduction of the
                                                        certificate balance of such certificate;

                                                    o   the rate, timing and severity of losses on or in respect
                                                        of the mortgage loans or unanticipated expenses of the
                                                        trust;

                                                    o   the rate and timing of any reimbursement of the master
                                                        servicer, the special servicer or the trustee, as
                                                        applicable, out of the Certificate Account of
                                                        nonrecoverable advances or advances remaining
                                                        unreimbursed on a modified mortgage loan on the date of
                                                        that modification;

                                                    o   the timing and severity of any interest shortfalls
                                                        resulting from prepayments to the extent not offset by a
                                                        reduction in master servicer compensation as described
                                                        in this prospectus supplement;

                                                    o   the timing and severity of any reductions in the
                                                        appraised value of any mortgaged property in a manner
                                                        that has an effect on the amount of advancing required
                                                        on the related mortgage loan; and

                                                    o   the method of calculation of prepayment premiums and
                                                        yield maintenance charges and the extent to which
                                                        prepayment premiums and yield maintenance charges are
                                                        collected and, in turn, distributed on that certificate.

                                      S-80

                                                    In addition, any change in the weighted average life of a
                                                    certificate may adversely affect yield. Prepayments
                                                    resulting in a shortening of weighted average lives of
                                                    certificates may be made at a time of lower interest rates when you may be unable to reinvest the resulting payment of principal at a rate comparable to the effective yield
                                                    anticipated when making the initial investment in
                                                    certificates. Delays and extensions resulting in a
                                                    lengthening of the weighted average lives of the
                                                    certificates may occur at a time of higher interest rates
                                                    when you may have been able to reinvest principal payments that would otherwise have been received by you at higher
                                                    rates.

YOU BEAR THE RISK OF
BORROWER DEFAULTS                                   The rate and timing of delinquencies or defaults on the
                                                    mortgage loans could affect the following aspects of the
                                                    offered certificates:

                                                    o   the aggregate amount of distributions on them;

                                                    o   their yields to maturity;

                                                    o   their rates of principal payments; and

                                                    o   their weighted average lives.

                                                    The rights of holders of each class of subordinate
                                                    certificates to receive payments of principal and interest otherwise payable on their certificates will be subordinated to those rights of the holders of the more senior
                                                    certificates having an earlier alphabetical class
                                                    designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates). Losses
                                                    on the mortgage loans will be allocated to the Class S,
                                                    Class Q, Class P, Class O, Class N, Class M, Class L,
                                                    Class K, Class J, Class H, Class G, Class F, Class E,
                                                    Class D, Class C, Class B, Class A-J and Class A-M
                                                    Certificates, in that order, reducing amounts otherwise
                                                    payable to each class. Any remaining losses would then be
                                                    allocated to the Class A-1 Certificates, Class A-1A
                                                    Certificates, Class A-2 Certificates, Class A-3
                                                    Certificates, Class A-AB Certificates and Class A-4
                                                    Certificates, pro rata, and (i) with respect to losses of
                                                    interest only, the Class X Certificates based on their
                                                    respective entitlements and (ii) with respect to losses of interest on the Ritz-Carlton IO Component, the Class X-RC
                                                    Certificates, based on their respective entitlements.

                                                    If losses on the mortgage loans and/or trust fund expenses exceed the aggregate certificate balance of the classes of certificates subordinated to a particular class, that
                                                    particular class will suffer a loss equal to the full amount of that excess up to the outstanding certificate balance of that class.

                                                    If you calculate your anticipated yield based on assumed
                                                    rates of default and losses that are lower than the default rate and losses actually experienced and those losses are
                                                    allocable to your certificates, your actual yield to
                                                    maturity will be lower than the assumed yield. Under
                                                    extreme scenarios, that yield could be negative. In
                                                    general, the earlier a loss is borne by your certificates, the greater the effect on your yield to maturity.

                                                    Additionally, delinquencies and defaults on the mortgage
                                                    loans may significantly delay the receipt of distributions by you on your

                                      S-81

                                                    certificates, unless advances are made to cover delinquent payments or the subordination of another class of
                                                    certificates fully offsets the effects of any such
                                                    delinquency or default.

                                                    Also, if the related borrower does not repay a mortgage loan with an anticipated repayment date by its anticipated
                                                    repayment date, the effect will be to increase the weighted average life of your certificates and may reduce your yield to maturity.

                                                    Furthermore, if P&I Advances and/or Servicing Advances are
                                                    made with respect to a mortgage loan after default and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those advances in full at the time of the workout, then any reimbursements of those
                                                    advances prior to the actual collection of the amount for
                                                    which the advance was made may also result in reductions in distributions of principal to the holders of the offered
                                                    certificates for the current month.

INTEREST ON ADVANCES AND
COMPENSATION TO THE MASTER
SERVICER, THE SPECIAL SERVICER,
THE TRUSTEE MAY HAVE AN
ADVERSE EFFECT ON THE PAYMENTS
ON YOUR CERTIFICATES                                To the extent described in this prospectus supplement, the master servicer, the special servicer or the trustee, if
                                                    applicable, will be entitled to receive interest at the
                                                    "prime rate" on unreimbursed advances they have made with
                                                    respect to delinquent monthly payments or that are made with respect to the preservation and protection of the related
                                                    mortgaged property or enforcement of the mortgage loan.
                                                    This interest will generally accrue from the date on which the related advance is made or the related expense is
                                                    incurred to the date of reimbursement. No advance interest will accrue during the grace period, if any, for the related mortgage loan. This interest may be offset in part by
                                                    default interest and late payment charges paid by the
                                                    borrower in connection with the mortgage loan or by certain other amounts. In addition, under certain circumstances,
                                                    including delinquencies in the payment of principal and
                                                    interest, a mortgage loan will be serviced by the special
                                                    servicer, and the special servicer is entitled to
                                                    compensation for special servicing activities. The right to receive interest on advances and special servicing
                                                    compensation is senior to the rights of certificateholders to receive distributions. The payment of interest on
                                                    advances and the payment of compensation to the special
                                                    servicer may result in shortfalls in amounts otherwise
                                                    distributable on the certificates.

LEASEHOLD INTERESTS ENTAIL
CERTAIN RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   Eight (8) of the mortgaged properties, securing mortgage
                                                    loans representing 4.8% of the initial outstanding pool
                                                    balance (and representing 5.9% of the initial outstanding
                                                    loan group 1 balance), are subject to a first mortgage lien on a leasehold interest under a ground lease. In addition, four (4) of the mortgaged properties, securing a mortgage
                                                    loan representing 4.8% of the initial outstanding pool
                                                    balance (and representing 5.9% of the initial outstanding
                                                    loan group 1 balance), are subject to a first mortgage lien on a fee interest in a portion of the mortgaged property and a leasehold interest in the remainder of the

                                      S-82

                                                    mortgaged property. In circumstances where both the fee and leasehold interest in the entire mortgaged property are
                                                    encumbered, we have treated that as an encumbered fee
                                                    interest.

                                                    In addition, certain of the mortgaged properties are subject to various use restrictions imposed by the related ground
                                                    lease, and these limitations could adversely affect the
                                                    ability of the related borrower to lease or sell the
                                                    mortgaged property on favorable terms, thus adversely
                                                    affecting the borrower's ability to fulfill its obligations under the related mortgage loan.

                                                    Upon the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to assume or reject the lease. If a debtor lessor rejects the lease, the lessee has the right to remain in possession of its leased premises for the rent otherwise payable under the lease for the term of the lease (including renewals). If a debtor
                                                    lessee/borrower rejects any or all of the lease, the
                                                    leasehold lender could succeed to the lessee/borrower's
                                                    position under the lease only if the lessor specifically
                                                    grants the lender that right. If both the lessor and the
                                                    lessee/borrowers are involved in bankruptcy proceedings, the trustee may be unable to enforce the bankrupt
                                                    lessee/borrower's right to refuse to treat a ground lease
                                                    rejected by a bankrupt lessor as terminated. In those
                                                    circumstances, a lease could be terminated notwithstanding lender protection provisions contained therein or in the
                                                    mortgage.

                                                    In a decision by the United States Court of Appeals for the
                                                    Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ,
                                                    LLC, 327 F.3d 537 (7th Cir. 2003)) the court ruled with
                                                    respect to an unrecorded lease of real property that where a statutory sale of the fee interest in leased property occurs under Section 363(f) of the Bankruptcy Code (11 U.S.C.
                                                    Section 363(f)) upon the bankruptcy of a landlord, such sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any
                                                    interest, including any leasehold estates. Pursuant to
                                                    Section 363(e) of the Bankruptcy Code (11 U.S.C. Section
                                                    363(a)), a lessee may request the bankruptcy court to
                                                    prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold
                                                    interests; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its
                                                    leasehold interest, typically from the sale proceeds. While there are certain circumstances under which a "free and
                                                    clear" sale under Section 363(f) of the Bankruptcy Code
                                                    would not be authorized (including that the lessee could not be compelled in a legal or equitable proceeding to accept a monetary satisfaction of his possessory interest, and that none of the other conditions of Section 363(f)(1)-(4) of the
                                                    Bankruptcy Code otherwise permits the sale), we cannot
                                                    provide assurances that those circumstances would be present in any proposed sale of a leased premises. As a result, we cannot provide assurances that, in the event of a statutory sale of leased property pursuant to Section 363(f) of the
                                                    Bankruptcy Code, the lessee may be able to maintain
                                                    possession of the property under the ground lease. In
                                                    addition, we cannot provide assurances that the lessee
                                                    and/or the lender will be able to recoup the full value of the leasehold interest in bankruptcy court.

                                      S-83

                                                    Some of the ground leases securing the mortgaged properties provide that the ground rent payable under the ground lease increases during the term of the lease. These increases may adversely affect the cash flow and net income of the
                                                    borrower from the mortgaged property.

THE MORTGAGE LOAN SELLERS ARE
SUBJECT TO BANKRUPTCY OR
INSOLVENCY LAWS THAT MAY
AFFECT THE TRUST'S OWNERSHIP OF
THE MORTGAGE LOANS                                  In the event of the insolvency of any mortgage loan seller, it is possible the trust's right to payment from or
                                                    ownership of the mortgage loans could be challenged, and if that challenge were successful, delays or reductions in
                                                    payments on your certificates could occur.

                                                    Based upon opinions of counsel that the conveyance of the
                                                    mortgage loans would generally be respected in the event of insolvency of the mortgage loan sellers, which opinions are subject to various assumptions and qualifications, the
                                                    depositor believes that such a challenge will be
                                                    unsuccessful, but there can be no assurance that a
                                                    bankruptcy trustee, if applicable, or other interested party will not attempt to assert such a position. Even if actions seeking those results were not successful, it is possible
                                                    that payments on the certificates would be delayed while a court resolves the claim.

LIMITED LIQUIDITY AND MARKET
VALUE MAY ADVERSELY AFFECT
PAYMENTS ON YOUR CERTIFICATES                       Your certificates will not be listed on any securities
                                                    exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for the certificates. While the
                                                    Underwriters currently intend to make a secondary market in the certificates, none of them is obligated to do so.
                                                    Accordingly, you may not have an active or liquid secondary market for your certificates, which could result in a
                                                    substantial decrease in the market value of your
                                                    certificates. The market value of your certificates also
                                                    may be affected by many other factors, including
                                                    then-prevailing interest rates. Furthermore, you should be aware that the market for securities of the same type as the certificates has in the past been volatile and offered very limited liquidity.

WEIGHTED AVERAGE COUPON RATE
ENTAIL RISKS WHICH MAY
ADVERSELY AFFECT PAYMENTS ON
YOUR CERTIFICATES                                   The interest rates on one or more classes of certificates
                                                    may be based on a weighted average of the mortgage loan
                                                    interest rates net of the administrative cost rate, which is calculated based upon the respective principal balances of the mortgage loans. Alternatively, the interest rate on one or more classes of the certificates may be capped at the
                                                    weighted average rate. This weighted average rate is
                                                    further described in this prospectus supplement under the
                                                    definition of "Weighted Average Net Mortgage Rate" in the
                                                    "Glossary of Terms."  Any class of certificates that is
                                                    either fully or partially based upon the weighted average
                                                    net mortgage rate may be adversely affected by
                                                    disproportionate principal payments, prepayments, defaults and other unscheduled payments on the mortgage loans.
                                                    Because some mortgage loans will amortize their principal
                                                    more quickly than others, the rate may fluctuate over the
                                                    life of those classes of your certificates.

                                      S-84

                                                    In general, mortgage loans with relatively high mortgage
                                                    interest rates are more likely to prepay than mortgage loans with relatively low mortgage interest rates. For instance, varying rates of unscheduled principal payments on mortgage loans which have interest rates above the weighted average net mortgage rate may have the effect of reducing the
                                                    interest rate of your certificates.

      This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above in this "Risk Factors" section and elsewhere in this prospectus supplement.

                                      S-85

                               TRANSACTION PARTIES

THE SPONSORS, MORTGAGE LOAN SELLERS AND ORIGINATORS

Morgan Stanley Mortgage Capital Inc.

      Morgan Stanley Mortgage Capital Inc., a New York corporation formed in
1984 ("MSMC") is a sponsor of this transaction and is one of the mortgage loan sellers. MSMC is an affiliate of the depositor and one of the underwriters and is a direct wholly owned subsidiary of Morgan Stanley (NYSE: MS). The executive offices of MSMC are located at 1585 Broadway, New York, New York 10036, telephone number (212) 761-4000. MSMC also has offices in Chicago, Illinois, Los
Angeles, California and Irvine, California. MSMC originates and purchases commercial and multifamily mortgage loans primarily for securitization or resale. MSMC also provides warehouse and repurchase financing to residential mortgage lenders, purchases residential mortgage loans for securitization or resale, or for its own investment, and acts as sponsor of residential mortgage loan securitizations. Neither MSMC nor any of its affiliates currently acts as servicer of the mortgage loans in its securitizations. MSMC originated all of the mortgage loans it is selling to us.

MSMC's Commercial Mortgage Securitization Program

      MSMC has been active as a sponsor of securitizations of commercial mortgage loans since its formation. As a sponsor, MSMC originates or acquires mortgage loans and either by itself or together with other sponsors or mortgage loan sellers, initiates the securitization of the mortgage loans by transferring the mortgage loans to a securitization depositor, including Morgan Stanley
Capital I Inc., or another entity that acts in a similar capacity. In coordination with its affiliate, Morgan Stanley & Co. Incorporated, and other underwriters, MSMC works with rating agencies, investors, mortgage loan sellers and servicers in structuring the securitization transaction. MSMC acts as sponsor and mortgage loan seller both in transactions in which it is the sole sponsor or mortgage loan seller and transactions in which other entities act as sponsor or mortgage loan seller. MSMC's "IQ," "HQ" and "TOP" securitization programs typically involve multiple mortgage loan sellers.

      Substantially all mortgage loans originated by MSMC are sold to securitizations as to which MSMC acts as either sponsor or mortgage loan seller.
Mortgage loans originated and securitized by MSMC include both fixed rate and floating rate mortgage loans and both large mortgage loans and conduit mortgage loans (including those shown in the table below), and mortgage loans included in both public and private securitizations. MSMC also originates subordinate and mezzanine debt which is generally not securitized. The following table sets forth information with respect to originations and securitizations of commercial and multifamily mortgage loans by MSMC for the four years ending on December 31,
2005.

                           TOTAL MSMC MORTGAGE                              TOTAL MSMC
                            LOANS SECURITIZED      TOTAL MSMC MORTGAGE       MORTGAGE
           TOTAL MSMC        WITH AFFILIATED      LOANS SECURITIZED WITH       LOANS
YEAR     MORTGAGE LOANS*        DEPOSITOR        NON-AFFILIATED DEPOSITOR   SECURITIZED
----     ---------------   -------------------   ------------------------   -----------

                        (APPROXIMATE AMOUNTS IN BILLIONS OF $S)
                        ---------------------------------------

2005          12.1                 8.2                     1.8                 10.0
2004           7.7                 5.3                     1.2                  6.5
2003           6.4                 3.3                     1.3                  4.6
2002           4.6                 2.2                     0.6                  2.8

      *Includes all mortgage loans originated or purchased by MSMC in the relevant year. Mortgage loans originated in a given year that were not securitized in that year generally were held for securitization in the following year.

      MSMC's large mortgage loan program typically originates mortgage loans larger than $75 million, although MSMC's conduit mortgage loan program also sometimes originates such large mortgage loans. MSMC originates commercial mortgage loans secured by multifamily, office, retail, industrial, hotel, manufactured housing and self-storage properties. The largest property concentrations of MSMC securitized loans have been in retail and office properties, and the largest geographic concentrations have been in California and New York.

                                      S-86

Underwriting Standards

      Conduit mortgage loans originated by MSMC will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific mortgage loan. The underwriting criteria are general, and in many cases exceptions to one or more of these guidelines may be approved. Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

      The MSMC credit underwriting team for each mortgage loan is required to conduct a review of the related mortgaged property, generally including an analysis of the historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the mortgage loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the MSMC underwriting team visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and visibility and demand generators. As part of its underwriting procedures, MSMC also generally performs the procedures and obtains the third party reports or other documents described in this prospectus supplement under "Description of the Mortgage
Pool--Assessments of Property Value and Condition," "--Appraisals,"
"--Environmental Assessments," "--Property Condition Assessments," "--Seismic
Review Process," and "--Zoning and Building Code Compliance." MSMC typically retains outside consultants to conduct its credit underwriting.

      Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from MSMC and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

      Debt Service Coverage Ratio and LTV Ratio. MSMC's underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum LTV
Ratio of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, MSMC may originate a mortgage loan with a lower debt service coverage ratio or higher LTV Ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees,
MSMC's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by MSMC there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt is taken into account.

      The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each Mortgage Loan as reported in this prospectus supplement and Appendix II may differ from the amount calculated at the time of origination. In addition, MSMC's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage
Pool" in this prospectus supplement.

      Escrow Requirements. MSMC often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio tests are not satisfied.
In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. MSMC conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MSMC.

                                      S-87

Servicing

      MSMC currently contracts with third party servicers for servicing the mortgage loans that it originates or acquires. Third party servicers are assessed based upon the credit quality of the servicing institution. The servicers may be reviewed for their systems and reporting capabilities, review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, MSMC may conduct background checks, meet with senior management to determine whether the servicer complies with industry standards or otherwise monitor the servicer on an ongoing basis.

LaSalle Bank National Association

      LaSalle Bank National Association ("LaSalle"), is a sponsor of this transaction and is one of the mortgage loan sellers. LaSalle originated and underwrote all of the mortgage loans it is selling to the Depositor, which represent 41.4% of the Initial Pool Balance.

      LaSalle is a national banking association. The principal offices of its commercial mortgage loan division are located at 135 South LaSalle Street, Suite
3400, Chicago, Illinois 60603, and its telephone number is (312) 904-2000.
LaSalle offers a variety of banking services to customers including commercial and retail banking, trust services and asset management. LaSalle's business is subject to examination and regulation by federal banking authorities and its primary federal bank regulatory authority is the office of the Comptroller of the Currency. LaSalle is a subsidiary of LaSalle Bank Corporation, which is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of
ABN AMRO Bank N. V., a bank organized under the laws of the Netherlands. As of
September 30, 2005, LaSalle had total assets of approximately $73 billion.
LaSalle is also acting as paying agent, certificate registrar and authenticating agent for this transaction and will have, or be responsible for appointing an agent to perform, additional duties with respect to tax administration of the issuing entity. LaSalle Financial Services, Inc., an underwriter for this transaction, is a subsidiary of LaSalle.

LaSalle's Commercial Mortgage Securitization Program

      LaSalle has been active as a participant in securitizations of commercial mortgage loans since 2000. LaSalle originates commercial mortgage loans and, together with other mortgage loan sellers and sponsors, acts as a mortgage loan seller and sponsor in the securitization of such commercial mortgage loans by transferring them to an unaffiliated securitization depositor and participating in decisions concerning various terms of the related offering. Multiple mortgage loan seller transactions in which LaSalle has participated include the "LDP"
program in which J.P. Morgan Commercial Mortgage Securities Corp. acted as depositor, the "COMM" program in which Deutsche Mortgage & Asset Receiving
Corporation acted as depositor and the "HQ" program in which Morgan Stanley
Capital I Inc. acted as depositor.

      Between the inception of its commercial mortgage securitization program in
1998 and December 31, 2005, LaSalle originated approximately 1,982 fixed rate commercial mortgage loans with an aggregate original principal balance of approximately $9.1 billion that were included in approximately 29 securitization transactions. The properties securing these loans include multifamily, office, retail, industrial, hospitality, manufactured housing community and self-storage properties. LaSalle also originates other commercial mortgage loans that are not securitized and participates in sales of pools of whole loans in private transactions. In the year ended December 31, 2005, LaSalle originated commercial mortgage loans for securitization with an aggregate original principal balance of approximately $4.0 billion, all of which were included in securitization transactions in which an unaffiliated entity acted as depositor. LaSalle selected from its existing portfolio the mortgage loans it is selling to the
Depositor.

Servicing

      LaSalle services the mortgage loans that it originates directly or through sub-servicers until they are sold in securitizations or through other means.

                                      S-88

Underwriting Standards

      LaSalle generally underwrites commercial mortgage loans originated for securitization in accordance with the underwriting criteria described below.
Each lending situation is unique, however, and the facts and circumstances surrounding a particular mortgage loan, such as the quality, location and tenancy of the mortgaged property and the sponsorship of the borrower, will impact the extent to which the underwriting criteria are applied to that mortgage loan. The underwriting criteria are general guidelines, and in many cases exceptions to one or more of the criteria may be approved. Accordingly, no representation is made that each mortgage loan originated by LaSalle will comply in all respects with the underwriting criteria.

      Underwriting Procedures. An underwriting team comprised of real estate professionals conducts a review of the mortgaged property related to each loan, generally including an analysis of historical property operating statements, if available, rent rolls, current and historical real estate taxes, and tenant leases. The borrower and certain key principals of the borrower are reviewed for financial strength and other credit factors, generally including financial statements (which are generally unaudited), third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches. Depending on the type of the mortgaged property and other factors, the credit of key tenants may also be reviewed. Each mortgaged property is generally inspected to ascertain its overall quality, competitiveness, physical attributes, neighborhood, market, accessibility, visibility and demand generators. As part of its underwriting procedures, LaSalle also generally performs the procedures and obtains the third party reports or other documents described in this prospectus supplement under
"Description of the Mortgage Pool--Assessments of Property Value and Condition,"
"--Appraisals," "--Environmental Assessments," "--Property Condition
Assessments," "--Seismic Review Process," and "--Zoning and Building Code
Compliance."

      A loan committee of senior real estate professionals reviews each proposed mortgage loan before a commitment is made. The loan committee may approve or reject a proposed loan, or may approve it subject to modifications or satisfaction of additional due diligence.

      Debt Service Coverage Ratio and LTV Ratio. LaSalle's underwriting criteria generally require a minimum debt service coverage ratio of 1.20x and a maximum loan-to-value ratio of 80%. However, as noted above, these criteria are general guidelines, and exceptions to them may be approved based on the characteristics of a particular mortgage loan. For example, LaSalle may originate a mortgage loan with a lower debt service coverage ratio or a higher loan-to-value ratio based on relevant factors such as sponsorship, the types of tenants and leases, opinion of improved property performance in the future or additional credit support such as reserves, letters of credit or guarantees. In addition, with respect to certain mortgage loans originated by or on behalf of LaSalle there may exist subordinate debt secured by the related mortgaged property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher loan-to-value ratio, if such subordinate or mezzanine debt is taken into account.

      For purposes of the underwriting criteria, LaSalle calculates the debt service coverage ratio for each mortgage loan on the basis of underwritten net cash flow at loan origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this prospectus supplement and Appendix II hereto may differ from the ratio for such loan calculated at the time of origination. In addition, LaSalle's underwriting criteria generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage Pool" in this prospectus supplement.

      Escrow Requirements. LaSalle reviews the need for a particular escrow or reserve on a loan-by-loan basis and does not require escrows or reserves for every mortgage loan. LaSalle may require a borrower to fund escrows or reserves for taxes, insurance, deferred maintenance, replacement reserves, tenant improvements and leasing commissions. In some cases, escrows or reserves may be required only after the occurrence of a triggering event such as an Event of
Default or when certain debt service coverage ratio tests are not satisfied under the related mortgage loan. In some cases, in lieu of funding an escrow or reserve, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

                                      S-89

THE DEPOSITOR

      Morgan Stanley Capital I Inc., the Depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000. Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets and is not engaged in any activities except those related to the securitization of assets.

      The Depositor was formed for the purpose of acting as a depositor in asset backed securities transactions. During the period commencing January 1, 2002 and terminating December 31, 2005, the Depositor acted as depositor with respect to commercial and multifamily mortgage loan securitization transactions, in an aggregate amount of $33,767,957,511. MSMC has acted as a sponsor or co-sponsor of all of such transactions and contributed a substantial portion of the mortgage loans in such transactions, with the remainder having been contributed by numerous other loan sellers. The Depositor has also acted as depositor with respect to numerous securitizations of residential mortgage loans.

      Morgan Stanley Capital I Inc. will have minimal ongoing duties with respect to the offered certificates and the mortgage loans. The Depositor's duties will include, without limitation, (i) to appoint a successor trustee in the event of the resignation or removal of the trustee, (ii) to provide information in its possession with respect to the certificates to the paying agent to the extent necessary to perform REMIC tax administration, (iii) to indemnify the trustee, the paying agent and trust for any liability, assessment or costs arising from the Depositor's bad faith, negligence or malfeasance in providing such information, (iv) to indemnify the trustee and the paying agent against certain securities laws liabilities, and (v) to sign or to contract with the master servicer to sign any annual report on Form 10-K, including the certification therein required under the Sarbanes-Oxley Act, and any distribution reports on Form 10-D and Current Reports on Form 8-K required to be filed by the trust. The Depositor is required under the Underwriting Agreement to indemnify the Underwriters for, or to contribute to losses in respect of, certain securities law liabilities.

THE ISSUING ENTITY

      The issuing entity with respect to the offered certificates will be the
Morgan Stanley Capital I Trust 2006-HQ8 (the "Trust"). The Trust is a New York
common law trust that will be formed on the Closing Date pursuant to the Pooling and Servicing Agreement. The only activities that the Trust may perform are those set forth in the Pooling and Servicing Agreement, which are generally limited to owning and administering the mortgage loans and any REO Property, disposing of defaulted mortgage loans and REO Property, issuing the certificates, making distributions, providing reports to Certificateholders and other activities described in this prospectus supplement. Accordingly, the Trust may not issue securities other than the certificates, or invest in securities, other than investing of funds in the Certificate Account and other accounts maintained under the Pooling and Servicing Agreement in certain short-term high-quality investments. The Trust may not lend or borrow money, except that the master servicer and the trustee may make Advances of delinquent monthly debt service payments and servicing Advances to the Trust, but only to the extent it deems such Advances to be recoverable from the related mortgage loan; such
Advances are intended to provide liquidity, rather than credit support. The
Pooling and Servicing Agreement may be amended as set in this prospectus supplement under "Description of the Offered Certificates--Amendments to the
Pooling and Servicing Agreement." The Trust administers the mortgage loans through the trustee, the paying agent, the master servicer and the special servicer. A discussion of the duties of the trustee, the paying agent, the master servicer and the special servicer, including any discretionary activities performed by each of them, is set forth in this prospectus supplement under
"--The Trustee," "--The Paying Agent, Certificate Registrar and Authenticating
Agent," "--The Master Servicer," and "--The Special Servicer" and "Servicing of
the Mortgage Loans."

      The only assets of the Trust other than the mortgage loans and any REO
Properties are the Certificate Account and other accounts maintained pursuant to the Pooling and Servicing Agreement and the short-term investments in which funds in the Certificate Account and other accounts are invested. The Trust has no present liabilities, but has potential liability relating to ownership of the mortgage loans and any REO Properties, and the other activities described in this prospectus supplement, and indemnity obligations to the trustee, the paying agent, the master servicer and the special servicer. The fiscal year of the
Trust is the calendar year. The Trust has no

                                      S-90

executive officers or board of directors and acts through the trustee, the paying agent, the master servicer and the special servicer.

      The Depositor is contributing the mortgage loans to the Trust. The
Depositor is purchasing the mortgage loans from the mortgage loan sellers, as described in this prospectus supplement under "Description of the Mortgage
Pool--Sale of the Mortgage Loans" and "--Representations and Warranties."

      Since the Trust is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a
"business trust." The Depositor has been formed as a bankruptcy remote special purpose entity. In connection with the sale of the mortgage loans from each mortgage loan seller to the Depositor and from the Depositor to the trust, certain legal opinions are required. Those opinions to the extent relating to an entity subject to the Bankruptcy Code are generally analogous to the following:

      (1)   If such mortgage loan seller were to become a debtor in a properly presented case under Title 11 of the United States Code (the "Bankruptcy Code"),
a federal bankruptcy court, would determine that (i) (a) a transfer of the mortgage loans by the related mortgage loan seller to the Depositor (including collection thereon) in the form and manner set forth in the related Mortgage
Loan Purchase Agreement would constitute a true sale or absolute transfer of such mortgage loans (including the collections thereon), rather than a borrowing by the related mortgage loan seller from the Depositor secured by those mortgage loans, so that those mortgage loans (including the collections thereon) would not be property of the estate of the related mortgage loan seller under Section
541(a) of the Bankruptcy Code, and thus (b) the Depositor's rights to the related mortgage loans (including the collections thereon) would not be impaired by the operation of the Bankruptcy Code; and

      (2)   If the Depositor were to become a debtor in a properly presented case under the Bankruptcy Code, a federal bankruptcy court would determine (i)
(a) a transfer of the related mortgage loans by the Depositor to the Trust Fund
(including the collections thereon) in the form and manner set forth in the
Pooling and Servicing Agreement would constitute a true sale or absolute transfer of those mortgage loans (including the collections thereon), rather than a borrowing by the Depositor from the Trust Fund secured by those mortgage loans, so that those mortgage loans (including the collections thereon) would not be property of the estate of the Depositor under Section 541(a) of the
Bankruptcy Code, and thus (b) the Trust Fund's rights to the related mortgage loans (including the collections thereon) would not be impaired by the operation of the Bankruptcy Code.

      Such legal opinions are based on numerous assumptions, and there can be no assurance that all of such assumed facts are true, or will continue to be true.
Moreover, there can be no assurance that a court would rule as anticipated in the foregoing legal opinions. Accordingly, although the transfer of the underlying mortgage loans from each mortgage loan seller to the Depositor and from the Depositor to the Trust has been structured as a sale, there can be no assurance that the sale of the underlying mortgage loans will not be recharacterized as a pledge, with the result that the Depositor or Trust would be deemed to be a creditor of the related mortgage loan seller rather than an owner of the mortgage loans. See "Risk Factors--The Mortgage Loan Sellers Are
Subject To Bankruptcy Or Insolvency Laws That May Affect The Trust's Ownership
Of The Mortgage Loans."

THE TRUSTEE AND THE CUSTODIAN

The Trustee

      U.S. Bank National Association ("U.S. Bank") will act as trustee and as custodian under the Pooling and Servicing Agreement. U.S. Bank is a national banking association and a wholly-owned subsidiary of U.S. Bancorp, which is currently ranked as the sixth largest bank holding company in the United States with total assets exceeding $207 billion as of September 30, 2005. As of
September 30, 2005, U.S. Bancorp serves approximately 13.3 million customers, operates 2,396 branch offices in 24 states and has over 51,000 employees. A network of specialized U.S. Bancorp offices across the nation, inside and outside its 24-state footprint, provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, governments and institutions.

                                      S-91

      U.S. Bank has one of the largest corporate trust businesses in the country with offices in 31 U.S. cities. The Pooling and Servicing Agreement will be administered from U.S. Bank's corporate trust office located at One Federal
Street, Corporate Trust Services - 3rd Floor, Boston, MA 02110, Attention:
Morgan Stanley 2006-HQ8.

      U.S. Bank has provided corporate trust services since 1924. As of
September 30, 2005, U.S. Bank was acting as trustee with respect to approximately 49,500 issuances of securities with an aggregate outstanding principal balance of over $1.58 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

      On December 30, 2005, U.S. Bank purchased the corporate trust and structured finance trust services businesses of Wachovia Corporation. Following the closing of the acquisition, the Wachovia affiliate named as fiduciary or agent, as applicable, under each client agreement will continue in that role until U.S. Bank succeeds to that role in accordance with the terms of the governing instrument or agreement and applicable law.

      As of December 31, 2005, U.S. Bank (and its affiliate U.S. Bank Trust
National Association) was acting as trustee on 81 issuances of commercial mortgage-backed securities with an outstanding aggregate principal balance of approximately $26.4 billion.

      The trustee, is at all times required to be, and will be required to resign if it fails to be, (i) an institution insured by the FDIC, (ii) a corporation, national bank or national banking association, organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) an institution whose short-term debt obligations are at all times rated not less than "A-1" by S&P and "Prime 1" by Moody's and whose long-term senior unsecured debt, is at all times rated not less than "A+" by S&P and "Aa3" by Moody's, or a rating otherwise acceptable to the Rating Agencies as evidenced by a confirmation from each Rating Agency that such trustee will not cause a downgrade, withdrawal or qualification of the then current ratings of any class of certificates. See
"Description of the Pooling and Servicing Agreements--Duties of the Trustee",
"Description of the Pooling and Servicing Agreements--Regarding the Fees,
Indemnities and Powers of the Trustee" and "Description of the Pooling and
Servicing Agreements--Resignation and Removal of the Trustee" in the prospectus.

Duties of the Trustee

      The trustee will make no representations as to the validity or sufficiency of the Pooling and Servicing Agreement, the certificates or any asset or related document and is not accountable for the use or application by the Depositor or the master servicer or the special servicer of any of the certificates or any of the proceeds of the certificates, or for the use or application by the Depositor or the master servicer or the special servicer of funds paid in consideration of the assignment of the mortgage loans to the trust or deposited into any fund or account maintained with respect to the certificates or any account maintained pursuant to the Pooling and Servicing Agreement or for investment of any such amounts. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Pooling and Servicing Agreement. The trustee is required to notify Certificateholders of any termination of a master servicer or special servicer or appointment of a successor to the master servicer or the special servicer. The trustee will be obligated to make any Advance required to be made, and not made, by the master servicer under the Pooling and Servicing Agreement, provided that the trustee will not be obligated to make any Advance that it deems in its business judgment to be a nonrecoverable advance. The trustee will be entitled, but not obligated, to rely conclusively on any determination by the master servicer or the special servicer, solely in the case of Servicing
Advances, that an Advance if made, would be a nonrecoverable advance. The trustee will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as, but prior to, the master servicer. See
"Description of the Offered Certificates--Advances" in this prospectus supplement.

      In addition to having express duties under the Pooling and Servicing
Agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the Pooling and Servicing Agreement is governed by New York law, certain New York

                                      S-92

state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the Pooling and Servicing Agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the
"prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The
Pooling and Servicing Agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

Matters Regarding the Trustee

      The trustee and its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons shall have not any liability to the trust or the Certificateholders arising out of or in connection with the Pooling and Servicing Agreement, except for their respective negligence or willful misconduct.

      The trustee and each of its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons is entitled to indemnification from the trust for any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses incurred in connection with any legal action or performance of obligations or exercise of rights incurred without negligence or willful misconduct on their respective part, arising out of, or in connection with the Pooling and Servicing Agreement, the mortgage loans, the certificates and the acceptance or administration of the trusts or duties created under the Pooling and Servicing Agreement (including, without limitation, any unanticipated loss, liability or expense incurred in connection with any action or inaction of any master servicer, any special servicer or the
Depositor but only to the extent the trustee is unable to recover within a reasonable period of time such amount from such third party pursuant to the
Pooling and Servicing Agreement), including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder and the trustee and each of its partners, representatives, affiliates, members, managers, directors, officers, employees, agents and controlling persons shall be entitled to indemnification from the trust for any unanticipated loss, liability or expense incurred in connection with the provision by it of the reports required to be provided by it pursuant to the Pooling and Servicing Agreement.

Resignation and Removal of the Trustee

      The trustee may at any time resign from its obligations and duties under the Pooling and Servicing Agreement by giving written notice to the Depositor, the master servicer, if any, the Rating Agencies and all Certificateholders.
Upon receiving the notice of resignation, the Depositor is required promptly to appoint a successor trustee meeting the requirements set forth above. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the trustee (i) shall cease to be eligible to continue as trustee under the Pooling and Servicing Agreement, or (ii) shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or (iii) a tax is imposed or threatened with respect to the trust or any REMIC by any state in which the trustee or the trust held by the trustee is located solely because of the location of the trustee in such state; provided, that, if the trustee agrees to indemnify the trust for such taxes, it shall not be removed pursuant to this clause (iii), or (iv) the continuation of the trustee as such would result in a downgrade, qualification or withdrawal of the rating by the Rating Agencies of any class of certificates with a rating as evidenced in writing by the Rating
Agencies, then Morgan Stanley Capital I Inc. may remove the trustee and appoint a successor trustee meeting the eligibility requirements set forth above. In the case of removal under clauses (i), (ii), (iii) and (iv) above, the trustee shall bear all such costs of transfer. Holders of the certificates entitled to more than 50% of the voting rights may at any time remove the trustee for cause and appoint a successor trustee.

                                      S-93

      Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee meeting the eligibility requirements set forth above. Upon any succession of the trustee, the predecessor trustee will be entitled to the payment of compensation and reimbursement agreed to under the Pooling and
Servicing Agreement for services rendered and expenses incurred. The Pooling and
Servicing Agreement provides that expenses relating to resignation of the trustee or any removal of the trustee for cause will be required to be paid by the trustee, and expenses relating to the removal of the trustee without cause will be paid by the parties effecting such removal.

Trustee Compensation

      As compensation for the performance of its duties as trustee, U.S. Bank will be paid the monthly Trustee Fee. The Trustee Fee is an amount equal to, in any month, the product of the portion of a rate equal to 0.00084% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each mortgage loan for such month, and the
Scheduled Principal Balance of each mortgage loan. A portion of the Trustee Fee is payable to the paying agent. In addition, the trustee will be entitled to recover from the trust fund all reasonable unanticipated expenses and disbursements incurred or made by the trustee in accordance with any of the provisions of the Pooling and Servicing Agreement, but not including routine expenses incurred in the ordinary course of performing its duties as trustee under the Pooling and Servicing Agreement, and not including any expense, disbursement or advance as may arise from its negligence or bad faith.

The Custodian

      U.S. Bank will also act as custodian under the Pooling and Servicing
Agreement. As custodian, U.S. Bank will hold the mortgage loan files exclusively for the use and benefit of the Trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the mortgage loans delivered to it to determine their validity. The custodian's duties regarding the mortgage loan files will be governed by the Pooling and Servicing Agreement. U.S. Bank, as
custodian will hold the Mortgage Files in one of its custodial vaults, which is located in Tempe, Arizona. The Mortgage Files will be segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The Mortgage Files will be tracked electronically to identify that they are held by the trustee pursuant to the Pooling and Servicing Agreement.
U.S. Bank uses a barcode tracking system to track the location of, and owner or secured party with respect to, each file that it holds as custodian, including the Mortgage Files held as trustee. As of December 31, 2005, U.S. Bank holds approximately 4,092,000 document files for approximately 450 entities and has been acting as a custodian for approximately 20 years. All custody file are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie
Mae/Ginnie Mae guidelines applicable to document custodians. U.S. Bank maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. U.S. Bank uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process. U.S. Bank uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

      Certain information set forth in this prospectus supplement concerning the trustee and the custodian has been provided by them.

THE PAYING AGENT, CERTIFICATE REGISTRAR AND AUTHENTICATING AGENT

      LaSalle Bank National Association will be the paying agent, certificate registrar and authenticating agent under the Pooling and Servicing Agreement.
LaSalle Bank National Association is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle
Bank Corporation, is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation.
LaSalle has extensive experience serving as paying agent on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as paying agent on over 590 commercial mortgage-backed security transactions involving assets similar to the mortgage loans. As of February 28, 2006, LaSalle's portfolio of commercial mortgage-backed security transactions for which it currently serves as paying agent

                                      S-94

numbers 408 with an outstanding Certificate Balance of approximately $266.2 billion. The long-term unsecured debt of LaSalle is rated "A+" by S&P, "Aa3" by
Moody's and "AA-" by Fitch Ratings. The Depositor, the mortgage loan sellers and master servicer may maintain other banking relationships in the ordinary course of business with the paying agent. The paying agent's corporate trust office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois, 60603,
Attention: Global Securities and Trust Services - Morgan Stanley Capital I Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8 or at such other address as the paying agent may designate from time to time.

      Using information set forth in this prospectus supplement, the paying agent will develop the cashflow model for the trust. Based on the monthly loan information provided by the master servicer, the paying agent will calculate the amount of principal and interest to be paid to each class of certificates on each Distribution Date. In accordance with the cashflow model and based on the monthly loan information provided by the master servicer, the paying agent will perform distribution calculations, remit distributions on the Distribution Date to Certificateholders and prepare a monthly statement to Certificateholders detailing the payments received and the activity on the mortgage loans during the Collection Period. In performing these obligations, the paying agent will be able to conclusively rely on the information provided to it by the master servicer, and the paying agent will not be required to recompute, recalculate or verify the information provided to it by the master servicer. Under the terms of the Pooling and Servicing Agreement, the paying agent is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.
In addition, the paying agent is responsible for the preparation of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly distribution reports on Form 10-D, annual reports on Form 10-K and current reports on Form 8-K that are required to be filed with the Securities and
Exchange Commission on behalf of the Trust.

      LaSalle and MSMC are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MSMC for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MSMC to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

      As compensation for the performance of its duties as paying agent, certificate registrar and authenticating agent, LaSalle will be paid a portion of the monthly Trustee Fee as set forth in the Pooling and Servicing Agreement.
LaSalle is also a mortgage loan seller and the parent of LaSalle Financial
Services, Inc., an underwriter.

      The trustee, the certificate registrar and the paying agent and each of their respective directors, officers, employees, agents and controlling persons will be entitled to indemnification from the trust against any loss, liability or expense incurred without negligence or willful misconduct on their respective parts, and arising out of, or in connection with the performance of each of their duties or the exercise of their rights under the Pooling and Servicing
Agreement and the certificates.

      Certain information set forth in this prospectus supplement concerning the paying agent, certificate registrar and authenticating agent has been provided by them.

MASTER SERVICER

      Wells Fargo Bank will be the master servicer under the Pooling and
Servicing Agreement for all of the mortgage loans. The principal commercial mortgage servicing offices of Wells Fargo Bank are located at 45 Fremont Street,
2nd Floor, San Francisco, California 94105.

      Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch. Moody's does not assign specific ratings to servicers. S&P has assigned to Wells Fargo Bank the ratings of STRONG as a primary servicer and
ABOVE AVERAGE as a master servicer and special servicer. Fitch has assigned to
Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a

                                      S-95

special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      As of December 31, 2005, the commercial mortgage servicing group of Wells
Fargo Bank was responsible for servicing approximately 9,026 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $72.3 billion, including approximately 7,605 loans securitized in approximately 73 commercial mortgage-backed securitization transactions master serviced by Well Fargo Bank and having an aggregate outstanding principal balance of approximately $65.4 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie Mac.
The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage Bankers Association of
America, as of December 31, 2005, Wells Fargo Bank was the fourth largest commercial mortgage servicer in terms of the aggregate outstanding principal balance of loans being serviced.

      Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a Servicing Transfer Event.

      A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer and also provides borrowers with access to current and historical loan and property information for these transactions.

      Certain of the duties of the master servicer and the provisions of the
Pooling and Servicing Agreement are set forth in this prospectus supplement under "Servicing of the Mortgage Loans." The manner in which collections on the mortgage loans are to be maintained is described under "Description of the
Agreements--Collection and Other Servicing Procedures" and "--Certificate
Account and Other Collection Accounts" in the accompanying prospectus. The advance obligations of the master servicer are described in this prospectus supplement under "Description of the Offered Certificates--Advances." Certain
terms of the Pooling and Servicing Agreement regarding the master servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under "--Events of Default" and in the prospectus under "Description of the Agreements--Matters Regarding a Master Servicer and the Depositor."
Certain limitations on the master servicer's liability under the Pooling and
Servicing Agreement are described under "Description of the Agreements--Matters
Regarding a Master Servicer and the Depositor" in the prospectus and under
"Servicing of the Mortgage Loans--General" in this prospectus supplement.

      Wells Fargo Bank may appoint one or more sub-servicers to perform all or any portion of its duties under the Pooling and Servicing Agreement, as described under "Servicing of the Mortgage Loans--General" in this prospectus supplement and under "Description of the Agreements--Subservicers" in the accompanying prospectus; provided that following the Closing Date the master servicer may not appoint a sub-servicer without the Depositor's prior consent to the extent set forth in the Pooling and Servicing Agreement, which consent may not be unreasonably withheld. Wells Fargo Bank monitors and reviews the performance of sub-servicers appointed by it.

      Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's.
Wells Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and "AA+" by Fitch.

      Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at www.sec.gov.

      The information set forth in this prospectus supplement concerning the master servicer has been provided by it.

                                      S-96

THE SPECIAL SERVICER

            J.E. Robert Company, Inc. ("JER"), a Virginia corporation, will be appointed as the special servicer of all of the mortgage loans, and as such, will be responsible for servicing the Specially Serviced Mortgage Loans and REO
Properties. JER Investors Trust Inc., an affiliate of JER, is anticipated to be the operating advisor and the purchaser of certain of the non-offered certificates with respect to the transaction described in this prospectus supplement. The principal offices of JER are located at 1650 Tysons Boulevard,
Suite 1600, McLean, Virginia, and its telephone number is 703-714-8000.

      JER, through its subsidiaries, affiliates and joint ventures is involved in the real estate investment, finance and management business and engages principally in:

        o   Acquiring, developing, repositioning, managing and selling commercial and multifamily real estate properties;

        o   Equity and debt investments in, and recapitalizations of, operating companies with significant real estate assets;

        o   Investing in high-yielding real estate loans; and

        o   Investing in, and managing as special servicer, unrated,
            non-investment grade and investment grade securities issued pursuant to commercial mortgage loan securitization transactions.

      In the ordinary course of business for JER and its affiliates, the assets of JER and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for, among other things, tenants, purchasers and financing.

      JER has substantial experience in working out mortgage loans and have been engaged in investing and managing commercial real estate assets since 1981 and servicing commercial mortgage loan securitization assets since 1992. JER has a special servicer rating of "CSS1" from Fitch. JER is also on S&P's Select
Servicer list as a U.S. Commercial Mortgage Special Servicer and is ranked
"STRONG" by S&P. The ratings of JER as a special servicer are based on an examination of many factors, including its financial condition, management team, organizational structure and operating history.

      The number of commercial mortgage loan securitizations serviced by JER has increased from 10 as of December 31, 2003 to 17 as of December 31, 2005. JER
acted as special servicer with respect to: (a) 10 commercial mortgage loan securitizations containing over 250 mortgage loans as of December 31, 2003, with an aggregate outstanding principal balance in excess of $1.6 billion; (b) 13 commercial mortgage loan securitizations containing over 550 mortgage loans as of December 31, 2004, with an aggregate outstanding principal balance in excess of $5.0 billion; and (c) 17 commercial mortgage loan securitizations containing over 1,800 mortgage loans as of December 31, 2005, with an aggregate outstanding principal balance in excess of $21.7 billion.

      Since its inception in 1981 and through December 31, 2005, JER as special servicer has resolved over 1,780 mortgage loans, with an aggregate principal balance of over $2.0 billion. Over the past three years, from 2003 through 2005,
JER in its capacity as special servicer has resolved over $475 million of U.S.
commercial and multifamily mortgage loans. As of December 31, 2005, JER was administering approximately 15 assets as special servicer with an outstanding principal balance of approximately $125 million. Those commercial real estate assets include mortgage loans secured by the same type of income producing properties as those securing the Mortgage Loans backing the certificates.

      All of the specially serviced commercial mortgage loans are serviced in accordance with the applicable procedures set forth in the related pooling and servicing agreement that governs those assets. Certain of the duties of the special servicer and the provisions of the Pooling and Servicing Agreement regarding the special servicer, including without limitation information regarding the rights and obligations of the special servicer with respect to delinquencies, losses, bankruptcies and recoveries and the ability of the special servicer to waive or modify the terms of the mortgage loans are set forth in this prospectus supplement under "Servicing of the Mortgage
Loans--Mortgage Loan Modifications," "--Sale of Defaulted Mortgage Loans" and
"--Foreclosures." Certain terms of the Pooling and Servicing Agreement regarding the special servicer's removal, replacement, resignation or transfer are

                                      S-97

described in this prospectus supplement under "--Termination of Special
Servicer." Certain limitations on the special servicer's liability under the
Pooling and Servicing Agreement are described in this prospectus supplement under "Servicing of the Mortgage Loans--General". JER will service the Specially
Serviced Mortgage Loans in this transaction in accordance with the procedures set forth in the Pooling and Servicing Agreement, in accordance with the mortgage loan documents and applicable laws, and in each case, subject to the
Servicing Standard. JER is not aware of any unique factors involved in servicing the Mortgage Loans in this transaction.

      JER has developed policies, procedures and processes regarding its special servicing obligations in respect of commercial mortgage loans and the underlying real properties, including managing delinquent loans and loans subject to the bankruptcy of the borrower. These policies, procedures and processes require that all actions taken by JER as special servicer comply with the requirements of the applicable pooling and servicing agreements. During the past three years, there have been no material changes to JER's special servicing policies, procedures and processes. Included in these policies, procedures and processes is the requirement that the special servicer shall segregate and hold all funds collected and received in connection with the operation of each REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property one or more accounts held in trust for the benefit of the Certificateholders (and the holder of the related B Note if in connection with an A/B Mortgage Loan). In accordance with the terms of the
Pooling and Servicing Agreement this account or accounts shall be an Eligible
Account. The funds in this account or accounts will not be commingled with the funds of the special servicer, or the funds of any of the special servicer's other serviced assets that are not serviced pursuant to the Pooling and
Servicing Agreement.

      JER occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction.

      JER does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing
Agreement and, accordingly, will not have any material impact on the Mortgage
Pool performance or the performance of the certificates. JER does not have any advancing obligations for principal and interest with respect to the commercial mortgage loan securitizations as to which it acts as special servicer. JER is permitted to make servicing advances with respect to the mortgage loans as to which it acts as special servicer, at its option and in accordance with the terms of the applicable pooling and servicing agreements. JER has made all advances required to be made on commercial mortgage loans serviced by it during the past three years and during the same period has not defaulted in respect of any such advance obligations.

      JER will not have any primary custodial responsibility for original documents evidencing the underlying Mortgage Loans. Under very limited circumstances set forth in the Pooling and Servicing Agreement, JER may have physical custody of certain documents such as promissory notes as necessary for enforcement actions or sale transactions involving particular Mortgage Loans or
REO Property. To the extent that JER has custody of any such documents, such documents will be maintained in a manner consistent with the Servicing Standard and JER's policies, procedures and processes.

      From time-to-time, JER may become a party to lawsuits and other legal proceedings arising in the ordinary course of business. JER does not believe that any such lawsuits or legal proceedings would, individually or in aggregate, have a material adverse effect on its business or its ability to serve as special servicer in this or any other transactions. There are currently no legal proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against JER, or of which any of its property is the subject, that is material to the Certificateholders.

      JER is not an affiliate of the Depositor, the Sponsors, the Trust Fund, the Master Servicer, the Trustee or any Originator or Loan Seller of any
underlying Mortgage Loans identified in this prospectus supplement. There are no specific relationships involving or relating to this transaction or the securitized Mortgage Loans between JER, on the one hand, and the Depositor, the
Sponsors or the Trust Fund, on the other hand. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that would have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from this transaction, between JER, on the one hand, and the Depositor, the sponsors or the trust, on the other hand, that currently exist or that existed during the past two years.

                                      S-98

      No securitization transaction involving commercial or multifamily mortgage loans in which JER was acting as special servicer has experienced an event of default as a result of any action on inaction performed by JER as special servicer. In addition, there has been no previous disclosure of material non-compliance with servicing criteria by JER with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which JER was acting as special servicer.

      The information set forth in this prospectus supplement concerning the special servicer has been provided by it.

                                      S-99

                     DESCRIPTION OF THE OFFERED CERTIFICATES

      Capitalized terms are defined in the "Glossary of Terms" in this prospectus supplement.

GENERAL

      The Series 2006-HQ8 Commercial Mortgage Pass-Through Certificates will be issued on or about March 28, 2006 pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date, between the Depositor, the master servicer, the special servicer, the paying agent and the trustee.

      The certificates will represent in the aggregate the entire beneficial ownership interest in a trust consisting primarily of:

      o   the mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date, exclusive of principal prepayments received prior to the Cut-off Date and Scheduled Payments of principal and interest due on or before the Cut-off Date;

      o   any mortgaged property acquired on behalf of the Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise;

      o   a security interest in any United States government obligations pledged in respect of the defeasance of a mortgage loan; and

      o   certain rights of the Depositor under, or assigned to the Depositor pursuant to, each of the Mortgage Loan Purchase Agreements relating to, among other things, mortgage loan document delivery requirements and the representations and warranties of the related mortgage loan seller regarding its mortgage loans.

      The certificates will be issued on the Closing Date and will only be entitled to Scheduled Payments on the mortgage loans that are due (and unscheduled payments that are received) after the Cut-off Date.

      The certificates will consist of various classes, to be designated as:

      o   the Class A-1 Certificates, the Class A-1A Certificates, the Class A-2
          Certificates, the Class A-3 Certificates, the Class A-AB Certificates
          and the Class A-4 Certificates;

      o   the Class X Certificates and the Class X-RC Certificates;

      o   the Class A-M Certificates, the Class A-J Certificates, the Class B
          Certificates, the Class C Certificates, the Class D Certificates, the
          Class E Certificates, the Class F Certificates, the Class G
          Certificates, the Class H Certificates, the Class J Certificates, the
          Class K Certificates, the Class L Certificates, the Class M
          Certificates, the Class N Certificates, the Class O Certificates, the
          Class P Certificates, the Class Q Certificates and the Class S
          Certificates;

      o   the Class T Certificates; and

      o   the Class R-I Certificates, the Class R-II Certificates and the Class
          R-III Certificates.

      The Class A Senior, Class A-M and Class A-J Certificates will be issued in denominations of $25,000 initial Certificate Balance and in any whole dollar denomination in excess of that amount. The Class B, Class C, Class D, Class E and Class F Certificates will be issued in denominations of $100,000 initial
Certificate Balance and in any whole dollar denomination in excess of that amount.

                                      S-100

      Each class of offered certificates will initially be represented by one or more global certificates registered in the name of the nominee of The Depository
Trust Company ("DTC"). We have been informed by DTC that DTC's nominee initially will be Cede & Co. No person acquiring an interest in an offered certificate will be entitled to receive a fully registered physical certificate representing such interest, except as presented in the prospectus under "Description Of The
Certificates--Book-Entry Registration and Definitive Certificates." Unless and
until definitive certificates are issued in respect of any class of offered certificates, all references to actions by holders of the offered certificates will refer to actions taken by DTC upon instructions received from the related
Certificate Owners through DTC's participating organizations.

      All references in this prospectus supplement to payments, notices, reports and statements to holders of the offered certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of the offered certificates, for distribution to the related Certificate Owners through DTC's Participants in accordance with DTC procedures. Until definitive certificates are issued in respect of any class of offered certificates, interests in such certificates will be transferred on the book-entry records of
DTC and its Participants. See "Description of the Certificates--Book-Entry
Registration and Definitive Certificates" in the prospectus.

      Certificateholders must hold their offered certificates in book-entry form, and delivery of the offered certificates will be made through the facilities of DTC, in the United States, and may be made through the facilities of Clearstream Banking or Euroclear, in Europe. Transfers within DTC,
Clearstream Banking or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream
Banking or Euroclear, on the other, will be effected in DTC through Citibank,
N.A. or JPMorgan Chase, the relevant depositaries of Clearstream Banking and
Euroclear, respectively.

      Because of time-zone differences, credits of securities received in
Clearstream Banking or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear participant or Clearstream Banking customer on such business day. Cash received in Clearstream Banking or Euroclear as a result of sales of securities by or through a Clearstream Banking customer or a Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Banking or
Euroclear cash account only as of the business day following settlement in DTC.

                                      S-101

CERTIFICATE BALANCES

      Upon initial issuance, the Class A-1, Class A-1A, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E
and Class F Certificates will have the following aggregate Certificate Balances.
In each case, the Certificate Balance on the Closing Date may vary by up to 5%.
Mortgage loans may be removed from or added to the Mortgage Pool prior to the
Closing Date within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial Certificate Balance of each Class of
Offered Certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

                        APPROXIMATE           APPROXIMATE
                     INITIAL AGGREGATE     PERCENT OF INITIAL       RATINGS        APPROXIMATE
        CLASS       CERTIFICATE BALANCE       POOL BALANCE       (MOODY'S/S&P)    CREDIT SUPPORT
        -----       -------------------    ------------------    -------------    --------------

      Class A-1           $144,800,000            5.30%             Aaa/AAA          30.000%
      Class A-1A          $509,109,000           18.64%             Aaa/AAA          30.000%
      Class A-2           $130,400,000            4.77%             Aaa/AAA          30.000%
      Class A-3           $ 73,100,000            2.68%             Aaa/AAA          30.000%
      Class A-AB          $149,000,000            5.46%             Aaa/AAA          30.000%
      Class A-4           $905,453,000           33.15%             Aaa/AAA          30.000%
      Class A-M           $273,123,000           10.00%             Aaa/AAA          20.000%
      Class A-J           $198,014,000            7.25%             Aaa/AAA          12.750%
      Class B             $ 17,070,000            0.62%             Aa1/AA+          12.125%
      Class C             $ 40,969,000            1.50%             Aa2/AA           10.625%
      Class D             $ 34,140,000            1.25%             Aa3/AA-           9.375%
      Class E             $ 13,656,000            0.50%              A1/A+            8.875%
      Class F             $ 23,898,000            0.87%              A2/A             8.000%

      The percentages indicated under the columns "Approximate Credit Support"
with respect to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
Class A-4 Certificates represent the approximate credit support for the Class
A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates in
the aggregate.

      The initial Certificate Balance of each Principal Balance Certificate will be presented on the face of the certificate. The Certificate Balance outstanding at any time will equal the then maximum amount of principal that the holder will be entitled to receive. On each Distribution Date, the Certificate Balance of each Principal Balance Certificate will be reduced by any distributions of principal actually made on that certificate on the applicable Distribution Date, and will be further reduced by any Realized Losses and Expense Losses allocated to the Certificate Balance of such certificate on that Distribution Date. See
"--Distributions" and "--Distributions--Subordination; Allocation of Losses and
Certain Expenses" below.

      The Interest Only Certificates will not have a Certificate Balance. Each such class of certificates will represent the right to receive distributions of interest accrued as described in this prospectus supplement on a Notional
Amount. The Notional Amount of the Class X Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance
Certificates outstanding from time to time. The Notional Amount of the Class
X-RC Certificates will be equal to the principal balance of the Ritz-Carlton IO
Component outstanding from time to time.

      Accordingly, the Notional Amount of the Class X Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Certificate Balance of any class of Principal Balance Certificates. Upon initial issuance, the aggregate Notional Amount of the Class X Certificates will be
$2,731,231,518, subject to a permitted variance of plus or minus 5%.

                                      S-102

The Notional Amount of the Class X Certificates is used solely for the purpose of determining the amount of interest to be distributed on such Certificates and does not represent the right to receive any distributions of principal.

      Accordingly, the Notional Amount of the Class X-RC Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses actually allocated to the
Ritz-Carlton IO Component. Upon initial issuance, the aggregate Notional Amount of the Class X-RC Certificates will be $64,000,000. The Notional Amount of the
Class X-RC Certificates is used solely for the purpose of determining the amount of interest to be distributed on such Certificates and does not represent the right to receive any distributions of principal.

      The Class T Certificates and the Residual Certificates will not have
Certificate Balances or Notional Amounts.

PASS-THROUGH RATES

      The Class A-1 Certificates will, at all times, accrue interest at a per annum rate equal to 5.124%. The Class A-2 Certificates will, at all times, accrue interest at a per annum rate equal to 5.374%. The pass-through rate for the Class A-1A Certificates will, at all times, be a per annum rate equal to the
Weighted Average Net Mortgage Rate less 0.092%. The pass-through rate for the
Class A-3 Certificates will, at all times, be a per annum rate equal to the
Weighted Average Net Mortgage Rate less 0.027%. The pass-through rate for the
Class A-AB Certificates will, at all times, be a per annum rate equal to the
Weighted Average Net Mortgage Rate less 0.076%. The pass-through rate for the
Class A-4 Certificates will, at all times, be a per annum rate equal to the
Weighted Average Net Mortgage Rate less 0.080%. The pass-through rate for the
Class A-M Certificates will, at all times, be a per annum rate equal to the
Weighted Average Net Mortgage Rate less 0.031%. The pass-through rate for the
Class A-J, Class B, Class C, Class D, Class E and Class F Certificates will, at all times, be a per annum rate equal to the Weighted Average Net Mortgage Rate.

      The Pass-Through Rate applicable to the Class X Certificates for the initial Distribution Date will equal approximately 0.109% per annum. The
Pass-Through Rate applicable to the Class X Certificates for each Distribution
Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X Strip Rates") at which interest accrues from time to time on the respective components of the total Notional
Amount of the Class X Certificates outstanding immediately prior to the related
Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will equal the Certificate Balance of one of the classes of the
Principal Balance Certificates. The applicable Class X Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for that Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for that class of
Principal Balance Certificates. Under no circumstances will any Class X Strip
Rate be less than zero.

      The Pass-Through Rate for the Class X-RC Certificates for each
Distribution Date will be the Class X-RC Strip Rate.

      The Class G, Class H, Class J and Class K Certificates will, at all times, accrue interest at a per annum rate equal to the Weighted Average Net Mortgage
Rate. The Class L, Class M, Class N, Class O, Class P, Class Q and Class S
Certificates will, at all times, accrue interest at a per annum rate equal to the lesser of 5.162% and the Weighted Average Net Mortgage Rate. The Class T
Certificates do not have a Pass-Through Rate and are entitled to receive only
Excess Interest on ARD Loans held by the trust only following the Anticipated
Repayment Date of such ARD Loans.

      The Administrative Cost Rate for each mortgage loan is presented in
Appendix II attached to this prospectus supplement. The Administrative Cost Rate will be payable on the Scheduled Principal Balance of each mortgage loan outstanding from time to time. The Administrative Cost Rate applicable to a mortgage loan in any month will be determined using the same interest accrual basis on which interest accrues under the terms of that mortgage loan.

                                      S-103

DISTRIBUTIONS

General

      Distributions on or with respect to the certificates will be made by the paying agent, to the extent of available funds, and in accordance with the manner and priority presented in this prospectus supplement, on each
Distribution Date, commencing in April 2006. Except as otherwise described below, all such distributions will be made to the persons in whose names the certificates are registered at the close of business on the related Record Date.
Every distribution will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if the Certificateholder will have provided the paying agent with wiring instructions on or before the related
Record Date, or otherwise by check mailed to the Certificateholder.

      The final distribution on any certificate will be determined without regard to any possible future reimbursement of any Realized Losses or Expense
Losses previously allocated to such certificate. The final distribution will be made in the same manner as earlier distributions, but only upon presentation and surrender of a certificate at the location that will be specified in a notice of the pendency of such final distribution. Any distribution that is to be made with respect to a certificate in reimbursement of a Realized Loss or Expense
Loss previously allocated to that certificate, which reimbursement is to occur after the date on which that certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the Certificateholder that surrendered the certificate. The likelihood of any such distribution is remote.
All distributions made on or with respect to a class of certificates will be allocated pro rata among those certificates based on their respective Percentage
Interests in such Class.

      Funds in the Distribution Account may be invested in investments permitted under the Pooling and Servicing Agreement selected by, and at the risk of, the paying agent. The investments are required to mature, unless payable by demand, not later than such time on the Distribution Date, which will allow the paying agent to make withdrawals from the Distribution Account to make distributions on or with respect to the certificates.

      Funds in the Certificate Account and Interest Reserve Account may be
invested in investments permitted under the Pooling and Servicing Agreement selected by, and at the risk of, the master servicer. The investments are required to mature, unless payable on demand, not later than the business day immediately preceding the next Master Servicer Remittance Date, and any such investment cannot be sold or disposed of prior to its maturity unless payable on demand.

The Available Distribution Amount

      With respect to any Distribution Date, distributions of interest on and principal of the certificates will be made from the Available Distribution
Amount for that Distribution Date.

      With respect to the Distribution Date occurring in each January, other than a leap year, and each February, the Interest Reserve Amount will be deposited into the Interest Reserve Account in respect of each Interest Reserve
Loan in an amount equal to one day's interest at the related Net Mortgage Rate on its principal balance as of the Due Date in the month in which the related
Distribution Date occurs, to the extent a Scheduled Payment or P&I Advance is timely made for the related Due Date. For purposes of this calculation, the Net
Mortgage Rate for those months will be calculated without regard to any adjustment for Interest Reserve Amounts or the interest accrual basis as described in the definition of "Net Mortgage Rate" in the "Glossary of Terms."
With respect to the Distribution Date occurring in March of each year, the master servicer will withdraw an amount from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve
Amount from the preceding January (commencing in 2007), if applicable, and
February (commencing in 2007), and remit the withdrawn amount to the paying agent to be included as part of the Available Distribution Amount for such
Distribution Date. Notwithstanding the foregoing, with respect to the
Ritz-Carlton Pari Passu Loan, the Interest Reserve Amount to be deposited into the Interest Reserve Account shall only relate to the interest thereon that is not payable in respect of the Class X-RC Certificates.

                                      S-104

      Fees and Expenses. The amounts available for distribution on the certificates on any Distribution Date will generally be net of the following amounts:

     TYPE/RECIPIENT                                AMOUNT                            FREQUENCY        SOURCE OF PAYMENT
     --------------                                ------                            ---------        -----------------

Fees

Servicing Fee / Master      The product of the portion of the per annum            Monthly.         Interest payment on
Servicer                    Master Servicing Fee Rate for the master                                the related mortgage
                            servicer applicable to such month, determined                           loan.
                            in the same manner as the applicable mortgage
                            rate is determined for each mortgage loan for
                            such month, and the Scheduled Principal Balance
                            of each mortgage loan, reduced by any
                            Compensating Interest Payment.  The Master
                            Servicing Fee Rate (including any subservicing
                            or primary servicing fees) will range, on a
                            loan-by-loan basis, from 0.02% per annum to
                            0.13% per annum.

Additional Servicing         o   50% of assumption fees on non-Specially           Time to time.    The related fees or
Compensation / Master            Serviced Mortgage Loans that require special                       investment income.
Servicer                         servicer consent and 100% of such fees on
                                 non-Specially Serviced Mortgage Loans that do
                                 not require special servicer consent;

                             o   all late payment fees and net default interest
                                 (other than on Specially Serviced Mortgage
                                 Loans) not used to pay interest on Advances
                                 and additional trust fund expenses;

                             o   100% of application, loan modification,
                                 forbearance and extension fees on
                                 non-Specially Serviced Mortgage Loans;

                             o   all net investment income earned on amounts on
                                 deposit in the Collection Account and (if not
                                 required to be paid to borrower) escrow
                                 accounts; and

                             o   any Prepayment Interest Excess not used to
                                 offset Prepayment Interest Shortfalls (other
                                 than on Specially Serviced Mortgage Loans).

Special Servicing Fee /     The product of the portion of a rate equal to          Monthly.         Collections on the
Special Servicer            0.25% per annum applicable to such month,                               mortgage loans in the
                            determined in the same manner as the applicable                         mortgage pool.
                            mortgage rate is determined for each Specially
                            Serviced Mortgage Loan for such month, and the
                            Scheduled Principal Balance of each Specially
                            Serviced Mortgage Loan.

Workout Fee / Special       1% of each collection of principal and interest        Monthly.         The related
Servicer                    on each Rehabilitated Mortgage Loan.                                    collection of
                                                                                                    principal and/or
                                                                                                    interest.

Liquidation Fee /           1% of the Liquidation Proceeds received in             Upon receipt     The related
Special Servicer            connection with a full or partial liquidation          of Liquidation   Liquidation Proceeds,
                            of a Specially Serviced Mortgage Loan or               Proceeds,        Condemnation Proceeds
                            related REO Property and/or any Condemnation           Condemnation     or Insurance Proceeds
                            Proceeds or Insurance Proceeds received by the         Proceeds and
                            trust (other than Liquidation Proceeds received        Insurance
                            in connection with a repurchase by

                                      S-105

     TYPE/RECIPIENT                                AMOUNT                            FREQUENCY        SOURCE OF PAYMENT
     --------------                                ------                            ---------        -----------------

                            a mortgage loan seller or purchase by a mezzanine or   Proceeds.
                            subordinate lender within the time periods
                            specified in the definition of Liquidation Fee in
                            this prospectus supplement).

Additional Special           o   all late payment fees and net default interest    Time to time.    The related fee or
Servicing Compensation /         (on Specially Serviced Mortgage Loans) not                         investment income.
Special Servicer                 used to pay interest on Advances and
                                 additional trust fund expenses;

                             o   50% of assumption fees on non-Specially
                                 Serviced Mortgage Loans that require special
                                 servicer consent and 100% of such fees on
                                 Specially Serviced Mortgage Loans;

                             o   100% of application, loan modification,
                                 forbearance and extension fees on Specially
                                 Serviced Mortgage Loans; and

                             o   all net investment income received on funds in
                                 any REO Account.

Trustee Fee / Trustee &     The product of the portion of a rate equal to          Monthly.         Interest on each
Paying Agent                0.00084% per annum applicable to such month,                            mortgage loan.
                            determined in the same manner as the applicable
                            mortgage rate is determined for each mortgage loan
                            for such month, and the Scheduled Principal Balance
                            of each mortgage loan. A portion of the Trustee Fee
                            is payable to the paying agent.

Expenses

Servicing Advances /        To the extent of funds available, the amount of        Time to time.    Recoveries on the
Master Servicer and         any Servicing Advances.                                                 related mortgage
Trustee                                                                                             loan, or to the
                                                                                                    extent that the party
                                                                                                    making the advance
                                                                                                    determines it is
                                                                                                    nonrecoverable, from
                                                                                                    collections in the
                                                                                                    Certificate Account.

Interest on Servicing       At Prime Rate.                                         When Advance     First from late
Advances / Master                                                                  is reimbursed.   payment charges and
Servicer and Trustee                                                                                default interest in
                                                                                                    excess of the regular
                                                                                                    interest rate, and
                                                                                                    then from collections
                                                                                                    in the Certificate
                                                                                                    Account.

P&I Advances / Master       To the extent of funds available, the amount of        Time to time.    Recoveries on the
Servicer and Trustee        any P&I Advances.                                                       related mortgage
                                                                                                    loan, or to the
                                                                                                    extent that the party
                                                                                                    making the advance
                                                                                                    determines it is
                                                                                                    nonrecoverable, from
                                                                                                    collections in the
                                                                                                    Certificate Account.

                                      S-106

     TYPE/RECIPIENT                                AMOUNT                            FREQUENCY        SOURCE OF PAYMENT
     --------------                                ------                            ---------        -----------------

Interest on P&I Advances    At Prime Rate.                                         When Advance     First from late
/ Master Servicer and                                                              is reimbursed.   payment charges and
Trustee                                                                                             default interest in
                                                                                                    excess of the regular
                                                                                                    interest rate, and
                                                                                                    then from all
                                                                                                    collections in the
                                                                                                    Certificate Account.

Indemnification Expenses    Amounts for which the trustee, the paying              From time to     All collections in
/ Trustee, Paying Agent,    agent, the master servicer and the special             time.            the Certificate
Master Servicer and         servicer are entitled to indemnification.                               Account.
Special Servicer

Trust Fund Expenses not     Based on third party charges.                          From time to     All collections in
Advanced (may include                                                              time.            the Certificate
environmental remediation                                                                           Account.
costs, appraisals,
independent contractor to
operate REO)

Application of the Available Distribution Amount

      On each Distribution Date, except as described under "--Optional
Termination" below, for so long as any class of offered certificates remains outstanding, the paying agent will apply the Available Distribution Amount other than Excess Interest, Excess Liquidation Proceeds and the Class X-RC Strip
Amount if any for such date for the following purposes and in the following order of priority:

            (i)       to the holders of the Class A-1, Class A-1A, Class A-2,
                      Class A-3, Class A-AB, Class A-4 and Class X Certificates,
                      concurrently,

o  to the holders of the Class A-1, Class A-2, Class A-3, Class A-AB and Class
   A-4, the Distributable Certificate Interest Amount in respect of each such class for such Distribution Date (which shall be payable from amounts in the
   Available Distribution Amount attributable to Loan Group 1), pro rata in proportion to the Distributable Certificate Interest Amount payable in respect of each such class;

o  to the holders of the Class A-1A Certificates, the Distributable Certificate
   Interest Amount in respect of such class for such Distribution Date (which shall be payable from amounts in the Available Distribution Amount attributable to Loan Group 2);

o  to the holders of the Class X Certificates, the Distributable Certificate
   Interest Amount in respect of that class for such Distribution Date;

      provided, however, that if the portion of Available Distribution Amount attributable to either Loan Group is insufficient to pay in full the total amount of interest to be distributed with respect to any of the Class A Senior or Class X Certificates on such Distribution Date as described above, the
Available Distribution Amount will be allocated among all those classes pro rata in proportion to the respective amounts of interest payable thereon for such
Distribution Date, without regard to loan group;

            (ii)      concurrently:

            (A) to the holders of the Class A-1, Class A-2, Class A-AB, Class
A-3 and Class A-4 Certificates,

                                      S-107

o  first, to the holders of the Class A-AB Certificates, the Loan Group 1
   Principal Distribution Amount for such Distribution Date and, after the
   Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the Class A-AB Certificates has
   been reduced to the Planned Principal Balance for such Distribution Date; the portion of the Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-1A Certificates;

o  second, upon payment to the Class A-AB Certificates of the above distribution, to the holders of the Class A-1 Certificates, the Loan Group 1
   Principal Distribution Amount for such Distribution Date and, after the
   Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the Class A-1 Certificates has
   been reduced to zero; the portion of the Loan Group 1 Principal Distribution
   Amount and Loan Group 2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the
   Class A-AB Certificates (in respect of the Planned Principal Balance) and
   (solely with respect to the Loan Group 2 Principal Distribution Amount) Class
   A-1A Certificates;

o  third, upon payment in full of the aggregate Certificate Balance of the Class
   A-1 Certificates, to the holders of the Class A-2 Certificates, the Loan
   Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate
   Certificate Balance of the Class A-2 Certificates has been reduced to zero;
   the portion of the Loan Group 1 Principal Distribution Amount and Loan Group
   2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates and (solely with respect to the Loan Group 2 Principal Distribution Amount) Class A-1A
   Certificates;

o  fourth, upon payment in full of the aggregate Certificate Balance of the
   Class A-2 Certificates, to the holders of the Class A-3 Certificates, the
   Loan Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate
   Certificate Balance of the Class A-3 Certificates has been reduced to zero;
   the portion of the Loan Group 1 Principal Distribution Amount and Loan Group
   2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates, Class A-2
   Certificates and (solely with respect to the Loan Group 2 Principal
   Distribution Amount) Class A-1A Certificates;

o  fifth, upon payment in full of the aggregate Certificate Balance of the Class
   A-3 Certificates, to the holders of the Class A-AB Certificates, the Loan
   Group 1 Principal Distribution Amount for such Distribution Date and, after the Certificate Balance of the Class A-1A Certificates has been reduced to zero, the Loan Group 2 Principal Distribution Amount, until the aggregate
   Certificate Balance of the Class A-AB Certificates has been reduced to zero;
   the portion of the Loan Group 1 Principal Distribution Amount and Loan Group
   2 Principal Distribution Amount distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates (in respect of the Planned Principal Balance), Class A-1 Certificates, Class A-2
   Certificates, Class A-3 Certificates and (solely with respect to the Loan
   Group 2 Principal Distribution Amount) Class A-1A Certificates;

o  sixth, upon payment in full of the aggregate Certificate Balance of the Class
   A-AB and Class A-3 Certificates, to the holders of the Class A-4
   Certificates, the Loan Group 1 Principal Distribution Amount for such
   Distribution Date and, after the Certificate Balance of the Class A-1A
   Certificates has been reduced to zero, the Loan Group 2 Principal
   Distribution Amount, until the aggregate Certificate Balance of the Class A-4
   Certificates has been reduced to zero; the portion of the Loan Group 1
   Principal Distribution Amount and Loan Group 2 Principal Distribution Amount
   distributed hereunder will be reduced by any portion thereof distributed to the holders of the Class A-AB Certificates, Class A-1 Certificates, Class A-2
   Certificates, Class A-3 Certificates and (solely with respect to the Loan
   Group 2 Principal Distribution Amount) Class A-1A Certificates; and

                                      S-108

            (B) to the holders of the Class A-1A Certificates, the Loan Group 2
Principal Distribution Amount for such Distribution Date and, after the
Certificate Balance of the Class A-4 Certificates has been reduced to zero, the
Loan Group 1 Principal Distribution Amount for such Distribution Date, until the aggregate Certificate Balance of the Class A-1A Certificates has been reduced to zero, the portion of the Loan Group 1 Principal Distribution Amount will be reduced by any portion thereof distributed to the holders of the Class A-AB,
Class A-1, Class A-2, Class A-3 and Class A-4 Certificates;

            (iii)     to the holders of the Class A Senior Certificates and the
                      Class X Certificates, pro rata in proportion to their
                      respective entitlements to reimbursement described in this clause, to reimburse them for any Realized Losses or
                      Expense Losses previously allocated to such certificates
                      and for which reimbursement has not previously been fully
                      paid (in the case of the Class X Certificates, insofar as
                      Realized Losses or Expense Losses have resulted in
                      shortfalls in the amount of interest distributed, other
                      than by reason of a reduction of the Notional Amount),
                      plus interest on such Realized Losses or Expense Losses,
                      at one-twelfth the applicable Pass-Through Rate;

            (iv)      to the holders of the Class A-M Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

            (v)       upon payment in full of the aggregate Certificate Balance
                      of the Class A-4 and Class A-1A Certificates, to the
                      holders of the Class A-M Certificates, the Principal
                      Distribution Amount for such Distribution Date until the
                      aggregate Certificate Balance of the Class A-M
                      Certificates has been reduced to zero; the portion of the
                      Principal Distribution Amount distributed under this
                      payment priority will be reduced by any portion of the
                      Principal Distribution Amount distributed to the holders
                      of the Class A Senior Certificates;

            (vi)      to the holders of the Class A-M Certificates, to reimburse them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate;

            (vii)     to the holders of the Class A-J Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

            (viii)    upon payment in full of the aggregate Certificate Balance
                      of the Class A-M Certificates, to the holders of the Class
                      A-J Certificates, the Principal Distribution Amount for
                      such Distribution Date until the aggregate Certificate
                      Balance of the Class A-J Certificates has been reduced to
                      zero; the portion of the Principal Distribution Amount
                      distributed under this payment priority will be reduced by any portion of the Principal Distribution Amount
                      distributed to the holders of the Class A Senior and Class
                      A-M Certificates;

            (ix)      to the holders of the Class A-J Certificates, to reimburse them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate;

            (x)       to the holders of the Class B Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

            (xi)      upon payment in full of the aggregate Certificate Balance
                      of the Class A-J Certificates, to the holders of the Class
                      B Certificates, the Principal Distribution Amount for such
                      Distribution Date until the aggregate Certificate Balance
                      of the Class B Certificates has been reduced to zero; the
                      portion of the Principal Distribution Amount distributed
                      under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the
                      holders of the Class A Senior, Class A-M and Class A-J
                      Certificates;

                                      S-109

            (xii)     to the holders of the Class B Certificates, to reimburse
                      them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate;

            (xiii)    to the holders of the Class C Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

            (xiv)     upon payment in full of the aggregate Certificate Balance
                      of the Class B Certificates, to the holders of the Class C
                      Certificates, the Principal Distribution Amount for such
                      Distribution Date until the aggregate Certificate Balance
                      of the Class C Certificates has been reduced to zero; the
                      portion of the Principal Distribution Amount distributed
                      under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the
                      holders of the Class A Senior, Class A-M, Class A-J and
                      Class B Certificates;

            (xv)      to the holders of the Class C Certificates, to reimburse
                      them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate;

            (xvi)     to the holders of the Class D Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

            (xvii)    upon payment in full of the aggregate Certificate Balance
                      of the Class C Certificates, to the holders of the Class D
                      Certificates, the Principal Distribution Amount for such
                      Distribution Date until the aggregate Certificate Balance
                      of the Class D Certificates has been reduced to zero; the
                      portion of the Principal Distribution Amount distributed
                      under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the
                      holders of the Class A Senior, Class A-M, the Class A-J,
                      Class B and Class C Certificates;

            (xviii)   to the holders of the Class D Certificates, to reimburse
                      them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate;

            (xix)     to the holders of the Class E Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

            (xx)      upon payment in full of the aggregate Certificate Balance
                      of the Class D Certificates, to the holders of the Class E
                      Certificates, the Principal Distribution Amount for such
                      Distribution Date until the aggregate Certificate Balance
                      of the Class E Certificates has been reduced to zero; the
                      portion of the Principal Distribution Amount distributed
                      under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the
                      holders of the Class A Senior, Class A-M, the Class A-J,
                      Class B, Class C and Class D Certificates;

            (xxi)     to the holders of the Class E Certificates, to reimburse
                      them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate; and

            (xxii)    to the holders of the Class F Certificates, the
                      Distributable Certificate Interest Amount in respect of
                      such class of certificates for such Distribution Date;

                                      S-110

            (xxiii)   upon payment in full of the aggregate Certificate Balance
                      of the Class E Certificates, to the holders of the Class F
                      Certificates, the Principal Distribution Amount for such
                      Distribution Date until the aggregate Certificate Balance
                      of the Class F Certificates has been reduced to zero; the
                      portion of the Principal Distribution Amount distributed
                      under this payment priority will be reduced by any portion of the Principal Distribution Amount distributed to the
                      holders of the Class A Senior, Class A-M, the Class A-J,
                      Class B, Class C, Class D and Class E Certificates;

            (xxiv)    to the holders of the Class F Certificates, to reimburse
                      them for any Realized Losses or Expense Losses previously
                      allocated to such class of certificates and for which
                      reimbursement has not previously been fully paid, plus
                      interest on such Realized Losses or Expense Losses, at
                      one-twelfth the applicable Pass-Through Rate; and

            (xxv)     to make payments to the holders of the private
                      certificates (other than the Class X Certificates and the
                      Class X-RC Certificates) as contemplated below.

      Notwithstanding the foregoing, on each Distribution Date occurring on or after the date, if any, upon which the aggregate Certificate Balance of all
Classes of Subordinate Certificates has been reduced to zero, or the aggregate
Appraisal Reduction in effect is greater than or equal to the aggregate
Certificate Balance of all Classes of Subordinate Certificates, the Principal
Distribution Amount will be distributed:

o  first, to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
   Class A-4 Certificates, in proportion to their respective Certificate
   Balances, in reduction of their respective Certificate Balances, until the aggregate Certificate Balance of each such Class is reduced to zero; and

o  second, to the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and
   Class A-4 Certificates, based on their respective entitlements to reimbursement, for the unreimbursed amount of Realized Losses and Expense
   Losses previously allocated to such Classes, plus interest on such Realized
   Losses or Expense Losses, at one-twelfth the applicable Pass-Through Rate.

      On each Distribution Date, the Class X-RC Strip Amount will be paid to holders of the Class X-RC Certificates for so long as the notional amount of the
Class X-RC Certificates is greater than zero.

      On each Distribution Date, following the above-described distributions on the offered certificates and the Class X and Class X-RC Certificates, the paying agent will apply the remaining portion, if any, of the Available Distribution
Amount for such date to make payments to the holders of each of the respective classes of private certificates, other than the Class X and Class X-RC
Certificates and the Residual Certificates, in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case for the following purposes and in the following order of priority, that is, payments under clauses (1), (2) and (3)
below, in that order, to the holders of the Class G Certificates, then payments under clauses (1), (2), and (3) below, in that order, to the holders of the
Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q
and Class S Certificates:

      (1)   to pay interest to the holders of the particular class of
            certificates, up to an amount equal to the Distributable Certificate
            Interest Amount in respect of such class of certificates for such
            Distribution Date;

      (2)   if the aggregate Certificate Balance of each other class of
            Subordinate Certificates, if any, with an earlier alphabetical Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates) has been reduced to zero, to pay principal to the holders of the particular class of
            certificates, up to an amount equal to the lesser of (a) the then outstanding aggregate Certificate Balance of such class of certificates and (b) the remaining Principal Distribution Amount for such Distribution Date; and

                                      S-111

      (3)   to reimburse the holders of the particular class of certificates, up to an amount equal to (a) all Realized Losses and Expense Losses, if any, previously allocated to such class of certificates and for which no reimbursement has previously been paid, plus (b) all Unpaid
            Interest on such amounts, at one-twelfth the Pass-Through Rate of such Classes.

      Any portion of the Available Distribution Amount for any Distribution Date
that is not otherwise payable to the holders of REMIC Regular Certificates as contemplated above, will be paid to the holders of the Class R-I Certificates, and any amount of Excess Interest on deposit in the Excess Interest Sub-account for the related Collection Period will be paid to holders of the Class T
Certificates.

      Excess Liquidation Proceeds will be deposited into the Reserve Account. On each Distribution Date, amounts on deposit in the Reserve Account will be used, first, to reimburse the holders of the Principal Balance Certificates -- in order of alphabetical Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates) -- for any, and to the extent of, Unpaid Interest; second, Realized Losses and Expense
Losses, including interest on Advances, previously allocated to them; and third, upon the reduction of the aggregate Certificate Balance of the Principal Balance
Certificates to zero, to pay any amounts remaining on deposit in such account to the special servicer as additional Special Servicer Compensation.

Class A-AB Planned Principal Balance

      On each Distribution Date, the Class A-AB Certificates have priority with respect to receiving distributions of principal from the portion of such amounts attributable to Loan Group 1 and, after the principal balance of the Class A-1A
Certificates has been reduced to zero, the portions of such amounts attributable to Loan Group 2, to reduce its Certificate Balance to the Planned Principal
Balance for such Distribution Date as described in "--Distributions--Application of the Available Distribution Amount" above. The "Planned Principal Balance" for any Distribution Date is the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement. These balances were calculated using, among other things, the Structuring Assumptions. Based on these assumptions, the Certificate Balance of the Class A-AB Certificates on
each Distribution Date would be reduced to the balance indicated for the related
Distribution Date on Schedule A. There is no assurance, however, that the mortgage loans will perform in conformity with the Structuring Assumptions.
Therefore, there can be no assurance that the Certificate Balance of the Class
A-AB Certificates on any Distribution Date will be equal to the balance that is specified for such Distribution Date on Schedule A. In general, once the
Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any Distribution Date of the
Principal Distribution Amount attributable to Loan Group 1 will be distributed to the Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero. In general, once the Certificate Balances of the Class A-1A, Class A-1, Class A-2 and Class A-3 Certificates have been reduced to zero, any remaining portion on any Distribution Date of the Principal
Distribution Amount attributable to Loan Group 2 will be distributed to the
Class A-AB Certificates until the Certificate Balance of the Class A-AB
Certificates is reduced to zero.

Distributions of Prepayment Premiums and Yield Maintenance Charges

      On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges
collected in respect of each mortgage loan included in Loan Group 1 during the related Collection Period will be distributed by the paying agent on the classes of certificates as follows: to the holders of each of the Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C, Class
D, Class E, Class F, Class G, Class H, Class J and Class K Certificates then entitled to distributions of principal on that Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates, except the class A-1A certificates, on that Distribution Date, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield
Maintenance Charge collected in respect of such principal prepayment during the related Collection Period. Any Prepayment Premiums or Yield Maintenance Charges
relating to a mortgage loan in the trust and collected during the related
Collection Period remaining after those distributions described in this paragraph will be distributed to the holders of the Class X Certificates.

                                      S-112

      On any Distribution Date, Prepayment Premiums or Yield Maintenance Charges
collected in respect of each mortgage loan included in Loan Group 2 during the related Collection Period will be distributed by the paying agent as follows: to the holders of the Class A-1A Certificates then entitled to distributions of principal on such Distribution Date, an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of the Class A-1A
Certificates, (b) the Base Interest Fraction for the related principal prepayment and that class and (c) the amount of the Prepayment Premium or Yield
Maintenance Charge collected in respect of such principal prepayment during the related Collection Period. Any Prepayment Premiums or Yield Maintenance Charges
relating to a mortgage loan in the trust and collected during the related
Collection Period remaining after those distributions described in this paragraph will be distributed to the holders of the Class X Certificates.

      Notwithstanding the foregoing, Yield Maintenance Charges collected during any Collection Period with respect to the Ritz-Carlton Pari Passu Loan will be distributed as follows: (i) for so long as the Notional Amount of the Class X-RC
Certificates is greater than zero, (a) 15% to the holders of the Class A-1,
Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class B,
Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class
X Certificates, allocable among such Classes as set forth in the two preceding paragraphs, and (b) 85% to the holders of the Class X-RC Certificates and (ii)
after the Notional Amount of the Class X-RC Certificates is reduced to zero,
100% to the holders of the Class A-1, Class A-2, Class A-3, Class A-AB, Class
A-4, Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G,
Class H, Class J, Class K and Class X Certificates, allocable among such Classes as set forth in the two preceding paragraphs.

      No Prepayment Premiums or Yield Maintenance Charges will be distributed to holders of the Class L, Class M, Class N, Class O, Class P, Class Q, Class S or
Class T Certificates or the Residual Certificates. Any Prepayment Premiums or
Yield Maintenance Charges distributed to holders of a class of certificates may not be sufficient to compensate those holders for any loss in yield attributable to the related Principal Prepayments.

Treatment of REO Properties

      Notwithstanding that any mortgaged property may be acquired as part of the trust through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will, for purposes of, among other things, determining
Pass-Through Rates of, distributions on and allocations of Realized Losses and
Expense Losses to the certificates, as well as the amount of Master Servicing
Fees, Excess Servicing Fees, Trustee Fees and Special Servicing Fees payable under the Pooling and Servicing Agreement, be treated as having remained outstanding until the REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from the REO Property, exclusive of related operating costs, will be "applied" by the master servicer as principal, interest and other amounts "due" on such mortgage loan; and, subject to the recoverability determination described under "--Advances" below and the effect of any Appraisal Reductions described under "--Appraisal Reductions"
below, the master servicer will be required to make P&I Advances in respect of such mortgage loan, in all cases as if such mortgage loan had remained outstanding. References to mortgage loan and mortgage loans in the definitions of Weighted Average Net Mortgage Rate and Principal Distribution Amount are
intended to include any mortgage loan or mortgage loans as to which the related mortgaged property has become an REO Property.

Appraisal Reductions

      Not later than the earliest Appraisal Event with respect to any mortgage loan or A/B Mortgage Loan serviced under the Pooling and Servicing Agreement, the special servicer is required to obtain an MAI appraisal, if the Scheduled
Principal Balance of the mortgage loan or A/B Mortgage Loan is greater than
$2,000,000, or at its option, if the Scheduled Principal Balance of the mortgage loan or A/B Mortgage Loan is equal to or less than $2,000,000, either obtain an
MAI appraisal or perform an internal valuation of the related mortgaged property or REO Property, as the case may be. However, the special servicer, in accordance with the Servicing Standard, need not obtain either the MAI appraisal or the internal valuation if such an appraisal or valuation had been obtained within the prior twelve months. Notwithstanding the foregoing, an updated appraisal will not be required so long as a debt service reserve, letter of credit, guaranty or surety bond is available and has the ability to pay off the then unpaid principal balance of the mortgage loan in full except to the extent that the Special Servicer, in accordance with the Servicing Standard, determines that obtaining an appraisal is in the best interests of the Certificateholders.

                                      S-113

      As a result of an appraisal or internal valuation, an Appraisal Reduction may be created. An Appraisal Reduction will be reduced to zero as of the date the related mortgage loan or A/B Mortgage Loan is brought current under the then current terms of the mortgage loan or A/B Mortgage Loan for at least three consecutive months. No Appraisal Reduction will exist as to any mortgage loan or
A/B Mortgage Loan after it has been paid in full, liquidated, repurchased or otherwise disposed of. An appraisal for any mortgage loan or A/B Mortgage Loan that has not been brought current for at least three consecutive months (or paid in full, liquidated, repurchased or otherwise disposed of) will be updated annually for so long as an Appraisal Reduction exists, with a corresponding adjustment to the amount of the related Appraisal Reduction. In addition, the
Operating Adviser may at any time request the special servicer to obtain, at the
Operating Adviser's expense, an updated appraisal, with a corresponding adjustment to the amount of the Appraisal Reduction (including, without limitation, any request of a B Note holder, at its expense as and to the extent provided for in the related intercreditor agreement, with respect to the related
A/B Mortgage Loan (or Operating Adviser on their behalf) if there shall have been a determination that such holder will no longer be the directing holder).

      The existence of an Appraisal Reduction will proportionately reduce the master servicer's or the trustee's, as the case may be, obligation to make the interest portion of P&I Advances in respect of the related mortgage loan, which will generally result in a reduction in current distributions in respect of the then most subordinate Class or Classes of Principal Balance Certificates. See
"--Advances--P&I Advances" below.

Subordination; Allocation of Losses and Certain Expenses

      As and to the extent described in this prospectus supplement, the rights of holders of the Subordinate Certificates to receive distributions of amounts collected or advanced on the mortgage loans will be subordinated, to the extent described in this prospectus supplement, to the rights of holders of the Senior
Certificates, and to the rights of the holders of each other class of
Subordinate Certificates with an earlier alphabetical Class designation
(provided that the Class A-M Certificates will be senior in right to the Class
A-J Certificates). This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of all interest payable in respect of the Senior Certificates on each Distribution
Date, and the ultimate receipt by the holders of each class of Class A Senior
Certificates of principal in an amount equal to the entire Certificate Balance of the Class A Senior Certificates.

      Similarly, but to decreasing degrees and in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Subordinate Certificates, other than the Class S Certificates, which do not have the benefit of any effective subordination, of the full amount of interest payable in respect of such Classes of certificates on each Distribution Date, and the ultimate receipt by such holders of principal equal to, in each case, the entire Certificate
Balance of such class of certificates. This subordination will be accomplished by the application of the Available Distribution Amount on each Distribution
Date in accordance with the order of priority described above under
"--Application of the Available Distribution Amount" and by the allocation of
Realized Losses and Expense Losses as described below. No other form of credit support will be available for the benefit of the holders of the certificates.

      Allocation to the Class A Senior Certificates, for so long as they are outstanding, of the entire Principal Distribution Amount for each Distribution
Date will generally have the effect of reducing the Certificate Balance of those
Classes at a faster rate than would be the case if principal payments were allocated pro rata to all Classes of certificates with Certificate Balances.
Thus, as principal is distributed to the holders of the Class A Senior
Certificates, the Percentage Interest in the trust evidenced by the Class A
Senior Certificates will be decreased, with a corresponding increase in the
Percentage Interest in the trust evidenced by the Subordinate Certificates, thereby increasing, relative to their respective Certificate Balances, the subordination afforded the Class A Senior Certificates by the Subordinate
Certificates.

      Following retirement of the Class A Senior Certificates, the successive allocation to the Subordinate Certificates, in alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J Certificates), in each case until such Class is paid in full, of the entire Principal Distribution Amount for each Distribution Date will provide a similar benefit to each such class of certificates as regards the

                                      S-114

relative amount of subordination afforded by the other Classes of Subordinate
Certificates with later alphabetical Class designations (provided that the Class
A-M Certificates will be senior in right to the Class A-J Certificates).

      Realized Losses of principal and interest on the mortgage loans and
Expense Losses for any Distribution Date, to the extent not previously allocated and net of amounts, if any, on deposit in the Reserve Account, will be allocated to the Class S, Class Q, Class P, Class O, Class N, Class M, Class L,
Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, Class B,
Class A-J and Class A-M Certificates, in that order, and then to the Class A-1,
Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates, pro
rata, and, solely with respect to losses of interest (other than as a reduction of the Notional Amount), to the Class X Certificates, pro rata with the Class A
Senior Certificates, in each case reducing principal and/or interest otherwise payable thereon. The Class X-RC Certificates will have a senior priority with respect to, and will receive interest payments solely from, the Ritz-Carlton
Pari Passu Loan.

      Any reimbursements of Advances determined to be nonrecoverable (and interest on such Advances) that are made in any Collection Period from collections or advances of principal that (in the absence of the reductions that we describe under the definition of "Principal Distribution Amount" in the
"Glossary of Terms" in this prospectus supplement) would otherwise be included in the total amount of principal distributable to Certificateholders for the related Distribution Date, will create a deficit (or increase an otherwise-existing deficit) between the total principal balance of the Mortgage
Pool (net of advances of principal) and the total principal balance of the certificates. The related reimbursements and payments made during any Collection
Period will therefore result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described in the preceding paragraph) to reduce the principal balances of the Principal Balance
Certificates (without accompanying principal distributions) on the Distribution
Date for that Collection Period.

      Any shortfall in the amount of the Distributable Certificate Interest
Amount paid to the Certificateholders of any class of certificates on any
Distribution Date will result in Unpaid Interest for such Class, which will be distributable in subsequent periods to the extent of funds available therefor.

      Realized Losses with respect to any Serviced Pari Passu Mortgage Loan will equal a pro rata share (based on principal balance) of the amount of any loss calculated with respect to such Serviced Pari Passu Mortgage Loan and the one or more related Serviced Companion Mortgage Loans. Any additional trust expenses under the Pooling and Servicing Agreement that are Expense Losses are to be paid, pro rata, out of collections on, and other proceeds of, any Serviced Pari
Passu Mortgage Loan and the one or more related Serviced Companion Mortgage
Loans.

      Realized Losses with respect to any A/B Mortgage Loan are to be allocated, and expenses are to be paid, first out of collections on, and other proceeds of, the related B Note and then out of collections on, and other proceeds of, the A
Note.

Prepayment Interest Shortfalls and Prepayment Interest Excesses

      If the aggregate Prepayment Interest Shortfalls on all mortgage loans other than Specially Serviced Mortgage Loans exceed the aggregate Prepayment
Interest Excesses for such mortgage loans for the Collection Period related to a
Distribution Date, the Master Servicing Fee and certain other compensation payable to the master servicer will be reduced by the amount of any Compensating
Interest. See "Servicing of the Mortgage Loans--The Master Servicer--Master
Servicer Compensation" in this prospectus supplement.

      Any Net Aggregate Prepayment Interest Shortfall for a Distribution Date
will be allocated to each Class of certificates, pro rata, in proportion to the amount of Accrued Certificate Interest payable to such Class on such
Distribution Date, in each case reducing interest otherwise payable thereon. The
Distributable Certificate Interest Amount in respect of any Class of certificates will be reduced to the extent any Net Aggregate Prepayment Interest
Shortfalls are allocated to such Class of certificates. See "Servicing of the
Mortgage Loans--The Master Servicer--Master Servicer Compensation" in this prospectus supplement.

      On any Distribution Date, to the extent that the aggregate Prepayment
Interest Excesses on all mortgage loans other than Specially Serviced Mortgage
Loans exceed the aggregate Prepayment Interest Shortfalls for such

                                      S-115

mortgage loans for such Distribution Date, the excess amount will be payable to the master servicer as additional servicing compensation. Likewise, to the extent that the aggregate Prepayment Interest Excesses on all Specially Serviced
Mortgage Loans exceed the aggregate Prepayment Interest Shortfalls for such mortgage loans for such Distribution Date, the excess amount will be payable to the special servicer as additional servicing compensation.

      In the case of any mortgage loan that provides for a Due Date (including applicable grace periods) that occurs after the Determination Date occurring in the month of such Due Date, the master servicer will be required to remit to the paying agent (for inclusion in the Available Distribution Amount for the distributions occurring in such month) any Principal Prepayments and Balloon
Payments that are received by the master servicer (from the borrower) after the
Determination Date but on or before the third business day prior to the related
Distribution Date.

OPTIONAL TERMINATION

      The holders of a majority of the Controlling Class, the special servicer, the master servicer and the holder of the majority interest in the Class R-I
Certificates, in that order, will have the option to purchase, in whole but not in part, the mortgage loans and any other property remaining in the trust on any
Distribution Date on or after the Distribution Date on which the aggregate principal balance of the mortgage loans is less than or equal to 1% of the balance as of the Cut-off Date of the mortgage loans.

      The Purchase Price for any such purchase will be 100% of the aggregate unpaid principal balances of the mortgage loans, other than any mortgage loans as to which the master servicer has determined that all payments or recoveries with respect to such mortgage loans have been made, plus accrued and Unpaid
Interest at the mortgage rate--or the mortgage rate less the Master Servicing
Fee Rate if the master servicer is the purchaser--to the Due Date for each mortgage loan ending in the Collection Period with respect to which such purchase occurs, plus unreimbursed Advances, with interest thereon at the
Advance Rate, and the fair market value of any other property remaining in the trust. Provided that the aggregate principal balances of the Class A-1, Class
A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class A-J, Class
B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K
Certificates have been reduced to zero, the trust could also be terminated in connection with an exchange of all the then-outstanding certificates, including the Class X, Class X-RC and the Class T Certificates, but excluding the Residual
Certificates, for mortgage loans remaining in the trust, but all of the holders of outstanding certificates of such classes would have the option to voluntarily participate in such exchange. Any optional termination of the trust must be conducted so as to constitute a "qualified liquidation" of each REMIC under
Section 860F of the Code.

      Upon any such termination, the Purchase Price for the mortgage loans and the other property in the trust will be applied to pay accrued and Unpaid
Interest on and reduce the Certificate Balance of all outstanding Classes to zero in the manner provided under "Description of the Offered
Certificates--Distributions--Application of the Available Distribution Amount"
in this prospectus supplement. Notice of any optional termination must be mailed by the paying agent on behalf of trustee to the Certificateholders and the
Rating Agencies upon the receipt of written notice of such optional termination by the trustee and the paying agent.

      ANY SUCH TERMINATION WILL HAVE AN ADVERSE EFFECT ON THE YIELD OF ANY
OUTSTANDING OFFERED CERTIFICATES PURCHASED AT A PREMIUM. SEE "YIELD, PREPAYMENT
AND MATURITY CONSIDERATIONS" IN THIS PROSPECTUS SUPPLEMENT.

ADVANCES

P&I Advances

      On the business day prior to each Distribution Date, the master servicer will be obligated to make a P&I Advance in respect of each mortgage loan, subject to the following paragraph, but only to the extent that the master servicer or the special servicer has not determined, in its sole discretion, exercised in good faith, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds and Liquidation Proceeds, in respect of the related mortgage loan, and only until such mortgage loan has been liquidated; provided, however, that the amount of any P&I Advance required

                                      S-116

to be advanced by the master servicer with respect to interest on such a mortgage loan as to which there has been an Appraisal Reduction will be an amount equal to the product of:

o  the amount of interest required to be advanced by the master servicer without giving effect to this sentence; and

o  a fraction, the numerator of which is the Scheduled Principal Balance of such mortgage loan as of the immediately preceding Determination Date less any
   Appraisal Reduction in effect with respect to such mortgage loan (or, in the case of a Serviced Pari Passu Mortgage Loan, the portion of the Appraisal
   Reduction that is allocable to such Serviced Pari Passu Mortgage Loan, as applicable) and the denominator of which is the Scheduled Principal Balance of the mortgage loan as of such Determination Date.

      In addition, the master servicer will not in any event be required to (i)
advance prepayment or yield maintenance premiums, Excess Interest or default interest, if any, or (ii) make any P&I Advances on any B Note or any Serviced
Companion Mortgage Loan.

      With respect to any mortgage loan that is delinquent in respect of its
Balloon Payment, including any REO Property as to which the related mortgage loan provided for a Balloon Payment, P&I Advances will be required in an amount equal to the Assumed Scheduled Payment, less the related Master Servicing Fee, the Excess Servicing Fee and any other servicing fees payable from such Assumed
Scheduled Payment, subject to the same conditions and limitations, as described above, that apply to P&I Advances of other Scheduled Payments.

      The master servicer will be entitled to interest on P&I Advances, which interest will accrue at the Advance Rate. This interest and any interest on other Advances, will result in a reduction in amounts payable on the certificates, to the extent that interest is not otherwise offset in accordance with the Pooling and Servicing Agreement.

      P&I Advances and interest accrued thereon at the Advance Rate will be reimbursable or payable from recoveries on the related mortgage loans and, to the extent the master servicer or the special servicer determines in its sole discretion, exercised in good faith, that a P&I Advance will not be ultimately recoverable from related recoveries, from funds on deposit in the Certificate
Account and Distribution Account as described under "--Reimbursement of
Advances" below. P&I Advances made in respect of mortgage loans that have a grace period that expires on or after the Master Servicer Remittance Date will not begin to accrue interest until the day succeeding the expiration date of any applicable grace period. In no event will the master servicer be required to make aggregate P&I Advances with respect to any mortgage loan which, when including the amount of interest accrued on such Advances at the Advance Rate, equals an amount greater than the Scheduled Principal Balance plus all overdue amounts on such mortgage loan.

      Subject to certain exceptions, the right of the master servicer to reimbursement or payment out of recoveries will be prior to the right of the
Certificateholders to receive any amounts recovered with respect to any mortgage loan. If the master servicer fails to make a required P&I Advance, the trustee is required to make such P&I Advance, subject to the same limitations, and with the same rights, including the right to receive interest on such P&I Advance, as described above for the master servicer.

Servicing Advances

      Servicing Advances, in all cases, will be reimbursable as described below.
The master servicer will be permitted to pay, or to direct the payment of, certain servicing expenses directly out of the Certificate Account or
Distribution Account and under certain circumstances without regard to the relationship between the expense and the funds from which it is being paid.

      With respect to the mortgaged properties securing the mortgage loans, the master servicer will be obligated to make, and the special servicer may make,
Servicing Advances for, among other things, real estate taxes and insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates and not paid by the related borrower, on a timely basis and for collection or foreclosure costs, including reasonable attorneys fees. With respect to REO Properties, the master servicer will be obligated to make, and the special servicer may

                                      S-117

make, Servicing Advances, if necessary and to the extent that funds from the operation of the related REO Property are unavailable to pay any amounts due and payable, for:

o  insurance premiums, to the extent that insurance coverage is available at commercially reasonable rates;

o  items such as real estate taxes and assessments in respect of such REO
   Property that may result in the imposition of a lien;

o  any ground rents in respect of such REO Property; and

o  other costs and expenses necessary to maintain, manage or operate such REO
   Property.

      Notwithstanding the foregoing, the master servicer will be obligated to make such Servicing Advances only to the extent that the master servicer or the special servicer has not determined, as described below, that the amount so advanced, plus interest expected to accrue thereon, would be nonrecoverable from subsequent payments or collections, including Insurance Proceeds, Condemnation
Proceeds, Liquidation Proceeds or proceeds of mortgage loan repurchases (or from any other collections), in respect of such mortgage loan or REO Property.

      The master servicer and the special servicer may incur certain costs and expenses in connection with the servicing of a mortgage loan, any Serviced
Companion Mortgage Loan, any B Note or the administration of REO Property.
Servicing Advances, including interest accrued thereon at the Advance Rate, will be reimbursable from recoveries or collections on the related mortgage loan
(and, if applicable, the related B Note) or REO Property. However, if the master servicer or the special servicer, as applicable, determines, as described below, that any Servicing Advance previously made, and accrued interest thereon at the
Advance Rate, will not be ultimately recoverable from such related recoveries, such Advances will generally be reimbursable from amounts on deposit in the
Certificate Account or Distribution Account as described under "--Reimbursement of Advances" below. If the master servicer fails to make a required Servicing
Advance, the trustee is required to make such Servicing Advance, each subject to the same limitations, and with the same rights, as described above for the master servicer.

Reimbursement of Advances

      Any monthly P&I Advance or Servicing Advance (in either case, with interest) that has been determined to be nonrecoverable from the particular mortgage loan to which it relates will be reimbursable from the Certificate
Account in the Collection Period in which the nonrecoverability determination is made. Any reimbursement of nonrecoverable Advances will be made first from amounts in the Certificate Account that are allocable to principal received with respect to the Mortgage Pool during the Collection Period in which the reimbursement is made, prior to reimbursement from other collections (including interest) received during that Collection Period (and similarly, in subsequent periods, from principal first and then from other collections). If interest on the mortgage loans is used to reimburse such nonrecoverable Advances, then the party entitled to such reimbursement has agreed to notify the Rating Agencies at least fifteen (15) days prior to such use, unless circumstances exist which are extraordinary in the sole discretion of such party. If the amount in the
Certificate Account allocable to principal received with respect to the mortgage loans is insufficient to fully reimburse the party entitled to reimbursement, then such party may elect at its sole option to defer reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the Advance). If a monthly P&I Advance or Servicing Advance is made with respect to a mortgage loan after a default thereon and the mortgage loan is thereafter worked out under terms that do not provide for the repayment of those Advances (together with interest thereon) in full at the time of the workout (but such amounts become an obligation of the borrower to be paid in the future), then such Advance
(together with interest thereon), unless determined to be nonrecoverable, will be reimbursable only from amounts in the Certificate Account that represent principal on the mortgage loans (net of any principal used to reimburse any nonrecoverable Advance (together with interest thereon)). To the extent that the reimbursement is made from principal, the Principal Distribution Amount otherwise payable on the certificates on the related Distribution Date will be reduced and, in the case of reimbursement of nonrecoverable Advances (or interest thereon), a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under
"--Distributions--Subordination; Allocation of Losses and Certain Expenses") to
reduce the total principal balance of the certificates on that Distribution
Date. Any provision in the Pooling and

                                      S-118

Servicing Agreement for any Servicing Advance or P&I Advance by the master servicer, the special servicer or the trustee is intended solely to provide liquidity for the benefit of the Certificateholders and not as credit support or otherwise to impose on any such person or entity the risk of loss with respect to one or more of the mortgage loans.

Nonrecoverable Advances

      The determination that any P&I Advance or Servicing Advance, previously made or proposed to be made, would not be recoverable will be made in the sole discretion of the master servicer or special servicer, as applicable, exercising good faith, and is required to be accompanied by an officer's certificate delivered to the trustee, the special servicer or the master servicer (as applicable), the Operating Adviser, the Rating Agencies, the paying agent and us
(and the holders of the B Note or the Serviced Companion Mortgage Loan if the
Servicing Advance relates to an A/B Mortgage Loan or a Loan Pair) and setting forth the reasons for such determination, with copies of appraisals or internal valuations, if any, or other information that supports such determination. The master servicer's or special servicer's determination of nonrecoverability will be conclusive and binding upon the Certificateholders, and the trustee. The trustee will be entitled to rely conclusively on any determination by the master servicer or special servicer of nonrecoverability with respect to such Advance and will have no obligation, but will be entitled, to make a separate determination of recoverability.

      In addition, the master servicer or special servicer, in considering whether a P&I Advance or Servicing Advance is a nonrecoverable Advance, will be entitled to give due regard to the existence of any outstanding nonrecoverable
Advances with respect to other mortgage loans where reimbursement is, at the time of such consideration, being deferred or delayed by a master servicer, special servicer or the trustee because there is insufficient principal available for such reimbursement, in light of the fact that proceeds on the related mortgage loan are not only a source of reimbursement for the P&I Advance or Servicing Advance under consideration, but also a potential source of reimbursement for such deferred or delayed nonrecoverable Advance. In addition, the master servicer or special servicer may update or change its recoverability determinations at any time.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

Paying Agent Reports

      Based on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee and the paying agent, the paying agent will be required to provide or make available to each
Certificateholder on each Distribution Date:

      (a)   A statement (in the form of Appendix V) setting forth, to the extent applicable:

            (i)       the date of such Distribution Date, and of the Record
                      Date, Interest Accrual Period, and Determination Date for
                      such Distribution Date;

            (ii)      the Available Distribution Amount for the Distribution
                      Date, and any other cash flows received on the mortgage
                      loans and applied to pay fees and expenses (including the
                      components of the Available Distribution Amount or such
                      other cash flows);

            (iii)     the aggregate amount of servicing fees, Special Servicing
                      Fees, other special servicing compensation and Trustee
                      Fees paid to the master servicer, the special servicer,
                      the holders of the rights to Excess Servicing Fees, the
                      trustee and the paying agent with respect to the Mortgage
                      Pool;

            (iv)      the amount of other fees and expenses accrued and paid
                      from the Trust Fund, including without limitation Advance
                      reimbursement and interest on Advances, and specifying the purpose of such fees or expenses and the party receiving
                      payment of those amounts, if applicable;

                                      S-119

            (v)       the amount, if any, of such distributions to the holders
                      of each Class of Principal Balance Certificates applied to reduce the aggregate Certificate Balance of that Class;

            (vi)      the amount of such distribution to holders of each Class
                      of certificates allocable to (A) interest and (B)
                      Prepayment Premiums or Yield Maintenance Charges;

            (vii)     the amount of any shortfall in principal distributions and any shortfall in interest distributions to each applicable
                      Class of certificates;

            (viii)    the amount of excess cash flow, if any distributed to the
                      holder of the Residual Certificates;

            (ix)      the aggregate Certificate Balance or Notional Amount of
                      each Class of certificates before and after giving effect
                      to the distribution made on such Distribution Date;

            (x)       the Pass-Through Rate applicable to each Class of
                      certificates for such Distribution Date;

            (xi)      the weighted average mortgage rate (and interest rates by
                      distributional groups or ranges) of the mortgage loans as
                      of the related Determination Date;

            (xii)     the number of outstanding mortgage loans and the aggregate principal balance and Scheduled Principal Balance of the
                      mortgage loans and weighted average remaining term at the
                      close of business on the related Determination Date, with
                      respect to the Mortgage Pool and with respect to each Loan
                      Group;

            (xiii)    the number and aggregate Scheduled Principal Balance of
                      mortgage loans, with respect to the Mortgage Pool:

                      (A)   delinquent 30 to 59 days,

                      (B)   delinquent 60 to 89 days,

                      (C)   delinquent 90 days or more,

                      (D)   as to which foreclosure proceedings have been
                            commenced, or

                      (E)   as to which bankruptcy proceedings have been
                            commenced;

            (xiv)     the aggregate amount and general purpose of Servicing
                      Advances and P&I Advances outstanding, separately stated,
                      that have been made by the master servicer, the special
                      servicer and the trustee with respect to the Mortgage
                      Pool;

            (xv)      the number and related principal balances of any mortgage
                      loans modified, extended or waived on a loan-by-loan basis since the previous Determination Date (including a
                      description of any modifications, extensions or waivers to mortgage loan terms, fees, penalties or payments during
                      the distribution period);

            (xvi)     with respect to any REO Property included in the trust,
                      the principal balance of the related mortgage loan as of
                      the date of acquisition of the REO Property and the
                      Scheduled Principal Balance of the mortgage loan;

            (xvii)    as of the related Determination Date:

                      (A)   as to any REO Property sold during the related
                      Collection Period, the date of the related determination
                      by the special servicer that it has recovered all payments which it

                                      S-120

                      expects to be finally recoverable and the amount of the
                      proceeds of such sale deposited into the applicable
                      Certificate Account, and

                      (B)   the aggregate amount of other revenues collected by
                      the special servicer with respect to each REO Property
                      during the related Collection Period and credited to the
                      applicable Certificate Account, in each case identifying
                      such REO Property by the loan number of the related
                      mortgage loan;

            (xviii)   the aggregate amount of Principal Prepayments made during
                      the related Collection Period, with respect to the
                      Mortgage Pool and with respect to each Loan Group;

            (xix)     the amount of Unpaid Interest, Realized Losses or Expense
                      Losses, if any, incurred with respect to the mortgage
                      loans, including a break out by type of such Realized
                      Losses or Expense Losses, with respect to the Mortgage
                      Pool and with respect to each Loan Group;

            (xx)      Material Breaches of mortgage loan representations and
                      warranties of which the trustee, the master servicer or
                      the special servicer has received written notice;

            (xxi)     the amount of any Appraisal Reductions effected during the related Collection Period on a loan-by-loan basis and the
                      total Appraisal Reductions in effect as of such
                      Distribution Date, with respect to the Mortgage Pool and
                      with respect to each Loan Group; and

      (b)   A report containing information regarding the mortgage loans as of the end of the related Collection Period, which report will contain substantially the categories of information regarding the mortgage loans presented in Appendix I and will be presented in a tabular format substantially similar to the format utilized in Appendix I.

      The reports described in clauses (a) and (b) above may be combined into one report for purposes of dissemination.

      In the case of information furnished pursuant to subclauses (a)(v),
(a)(vi) and (a)(xix) above, the amounts shall be expressed as a dollar amount per $1,000 of original actual principal amount of the certificates for all certificates of each applicable Class.

      The paying agent will make the foregoing reports and certain other information available each month to the general public via the paying agent's website, which shall initially be located at www.etrustee.net. In addition, the paying agent will also make certain other additional reports available via the paying agent's website on a restricted basis to the Depositor and its designees, including the Financial Market Publishers, the Rating Agencies, the parties to the Pooling and Servicing Agreement, the Underwriters, Certificateholders and
any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification in the form attached to the Pooling and Servicing Agreement (which form may be submitted electronically via the paying agent's website). In addition, the paying agent will make available on its website any reports on Forms 10-D, 10-K and 8-K that have been filed with respect to the trust through the EDGAR system. For assistance with the paying agent's website, investors may call (312)904-0708. The trustee and the paying agent will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the trustee and the paying agent may disclaim responsibility for any information of which it is not the original source.

      In connection with providing access to the paying agent's website, the paying agent may require registration and the acceptance of a disclaimer. The trustee and the paying agent will not be liable for the dissemination of information in accordance with the Pooling and Servicing Agreement.

      On an annual basis, the master servicer is required to deliver or make available electronically the Annual Report to the trustee and the paying agent, and the paying agent will make such report available as described above to the
Underwriters, the Certificateholders, the Depositor and its designees, the parties to the Pooling and Servicing

                                      S-121

Agreement, the Rating Agencies and any prospective investors or beneficial owners of certificates who provide the paying agent with an investor certification satisfactory to the paying agent.

      The paying agent shall make available at its corporate trust offices
(either in physical or electronic form), during normal business hours, upon reasonable advance written notice for review by any Certificateholder, any
Certificate Owner, any prospective investor, the Underwriters, each Rating
Agency, the special servicer, the Depositor, the holder of any B Note and the holder of any Serviced Companion Mortgage Loan, originals or copies of, among other things, the following items: (i) the most recent property inspection reports in the possession of the paying agent in respect of each mortgaged property and REO Property, (ii) the most recent mortgaged property/REO Property annual operating statement and rent roll, if any, collected or otherwise obtained by or on behalf of the master servicer or the special servicer and delivered to the paying agent, (iii) any Phase I environmental report or engineering report prepared or appraisals performed in respect of each mortgaged property; provided, however, that the paying agent shall be permitted to require payment by the requesting party (other than either Rating Agency or the
Operating Adviser) of a sum sufficient to cover the reasonable expenses actually incurred by the paying agent of providing access or copies (including electronic or digital copies) of any such information reasonably requested in accordance with the preceding sentence.

Other Information

      The Pooling and Servicing Agreement generally requires that the paying agent or, with respect to the mortgage loan files, the trustee make available, at their respective corporate trust offices or at such other office as they may reasonably designate, during normal business hours, upon reasonable advance notice for review by any Certificateholder, the holder of a B Note, the holder of any Serviced Companion Mortgage Loan, each Rating Agency or the Depositor, originals or copies of, among other things, the following items, except to the extent not permitted by applicable law or under any of the mortgage loan documents:

o  the Pooling and Servicing Agreement and any amendments to it;

o  all reports or statements delivered to holders of the relevant class of certificates since the Closing Date;

o  all officer's certificates delivered to the paying agent since the Closing
   Date;

o  all accountants' reports delivered to the paying agent since the Closing
   Date;

o  the mortgage loan files;

o  any and all modifications, waivers and amendments of the terms of a mortgage loan entered into by the master servicer and/or the special servicer; and

o  any and all officer's certificates and other evidence delivered to the paying agent to support the master servicer's determination that any Advance was not or, if made, would not be, recoverable.

      Copies of any and all of the foregoing items and any servicer reports will be available from the paying agent (or, with respect to the mortgage loan files, the trustee) upon request; however, the paying agent or trustee will be permitted to require the requesting party to pay a sum sufficient to cover the reasonable costs and expenses of providing such copies (except that such items will be furnished to the Operating Adviser without charge if such request is not excessive in the judgment of the paying agent or the trustee, as applicable).
Recipients of such information will generally be required to acknowledge that such information may be used only in connection with an evaluation of the certificates by such recipient and in accordance with applicable law.

      The trust will file distribution reports on Form 10-D, annual reports on
Form 10-K and (if applicable) current reports on Form 8-K with the Securities and Exchange Commission (the "Commission") regarding the certificates, to the extent, and for such time, as it shall be required to do so under the Securities
Exchange Act of 1934, as amended. Such reports will be filed under the name
"Morgan Stanley Capital I Trust 2006-HQ8." Members of the public may read and copy any materials filed with the Commission at the Commission's Public

                                      S-122

Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Additional
information regarding the Public Reference Room can be obtained by calling the
Commission at 1-800-SEC-0330. The Commission also maintains a site on the World
Wide Web at "http://www.sec.gov" at which you can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval
("EDGAR") system. The Depositor has filed the prospectus and the related registration statement, including all exhibits thereto, through the EDGAR system, so the materials should be available by logging onto the Commission's
Web site. The Commission maintains computer terminals providing access to the
EDGAR system at each of the offices referred to above.

Book-Entry Certificates

      Until such time, if any, as definitive certificates are issued in respect of the offered certificates, the foregoing information and access will be available to the related Certificate Owners only to the extent it is forwarded by, or otherwise available through, DTC and its Participants or otherwise made available publicly by the paying agent. The manner in which notices and other communications are conveyed by DTC to its Participants, and by such Participants to the Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

      The master servicer, the special servicer, the paying agent and the
Depositor are required to recognize as Certificateholders only those persons in whose names the certificates are registered with the certificate registrar as of the related Record Date; however, any Certificate Owner that has delivered to the certificate registrar a written certification, in the form prescribed by the
Pooling and Servicing Agreement, regarding such Certificate Owner's beneficial ownership of offered certificates will be recognized as a Certificateholder for purposes of obtaining the foregoing information and access.

EXAMPLE OF DISTRIBUTIONS

The following chart sets forth an example of distributions on the certificates as if the certificates had been issued in March 2006:

            The close of business on

            March 1 (except as described in   (A)   Cut-off Date.
            this prospectus supplement)

            March 31                          (B)   Record Date for all
                                                    Classes of Certificates.
            March 2 - April 10                (C)   The Collection Period. The
                                                    master servicer receives
                                                    Scheduled Payments due
                                                    after the Cut-off Date and
                                                    any Principal Prepayments
                                                    made after the Cut-off
                                                    Date and on or prior to
                                                    April 10.

            April 10                          (D)   Determination Date.

            April 13                          (E)   Master Servicer Remittance
                                                    Date.

            April 14                          (F)   Distribution Date.

      Succeeding monthly periods follow the pattern of (B) through (F) above
(except as described below).

      (A)   The outstanding principal balance of the mortgage loans will be the aggregate outstanding principal balance of the mortgage loans at the close of business on the Cut-off Date, after deducting principal payments due on or before such date, whether or not received. Principal payments due on or before such date, and the accompanying interest payments, are not part of the trust.

                                      S-123

      (B)   Distributions on the next Distribution Date will be made to those persons that are Certificateholders of record on this date. Each subsequent
Record Date will be the last business day of the month preceding the month in which the related Distribution Date occurs.

      (C)   Any Scheduled Payments due and collected and Principal Prepayments collected, after the Cut-off Date and on or prior to April 10, 2006 will be deposited in the Certificate Account. Each subsequent Collection Period will begin on the day after the Determination Date in the month preceding the month of each Distribution Date and will end on the Determination Date in the month in which the Distribution Date occurs. In the case of certain mortgage loans identified in a schedule to the Pooling and Servicing Agreement as to which the
Scheduled Payment is due on a Due Date that may occur after, but in the same calendar month as, the last day of a given Collection Period, certain payments that are either received before the Distribution Date or advanced in respect of such Scheduled Payment (or, if applicable, Assumed Scheduled Payment) will, to the extent provided in the Pooling and Servicing Agreement, be deemed to be included in that Collection Period.

      (D)   As of the close of business on the Determination Date, the master servicer will have determined the amounts of principal and interest that will be remitted with respect to the related Collection Period.

      (E)   The master servicer will remit to the paying agent no later than the business day prior to the related Distribution Date all amounts held by the master servicer, and any P&I Advances required to be made by the master servicer, that together constitute the Available Distribution Amount for such
Distribution Date.

      (F)   The paying agent will make distributions to Certificateholders on the 4th business day after the related Determination Date of each month.

EXPECTED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

      The Expected Final Distribution Date for each class of certificates presented under "Summary of Prospectus Supplement--Expected Final Distribution
Dates" in this prospectus supplement is the date on which such Class is expected to be paid in full, assuming timely payments and no Principal Prepayments (other than payments with respect to ARD Loans on their Anticipated Repayment Dates)
will be made on the mortgage loans in accordance with their terms and otherwise based on the Structuring Assumptions. The actual final Distribution Date for any
Class may be earlier or later (and could be substantially later) than the expected final Distribution Date.

      The Rated Final Distribution Date of each class of certificates is the
Distribution Date in March 2044.

      The ratings assigned by the Rating Agencies to each Class of Principal
Balance Certificates reflects an assessment of the likelihood that the
Certificateholders of such Class will receive, on or before the Rated Final
Distribution Date, all principal distributions to which they are entitled.

AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT

      The Pooling and Servicing Agreement may be amended from time to time by the parties to the Pooling and Servicing Agreement, without notice to or the consent of any of the Holders, to do the following:

o  to cure any ambiguity;

o  to cause the provisions in the Pooling and Servicing Agreement to conform to, or be consistent with, or in furtherance of, the statements made with respect to the certificates, the trust or the Pooling and Servicing Agreement in this prospectus supplement, the accompanying prospectus or the memorandum under which certain of the Subordinate Certificates are being offered, or to correct or supplement any provision which may be inconsistent with any other provisions;

o  to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to maintain the status of each REMIC (or the grantor trust portion of the trust) for the purposes of federal income tax law (or comparable provisions of state income tax law);

                                      S-124

o  to make any other provisions with respect to matters or questions arising under or with respect to the Pooling and Servicing Agreement not inconsistent with the provisions therein;

o  to modify, add to or eliminate the provisions in the Pooling and Servicing
   Agreement relating to transfers of Residual Certificates;

o  to amend any provision of the Pooling and Servicing Agreement to the extent necessary or desirable to list the certificates on a stock exchange, including, without limitation, the appointment of one or more sub-paying agents and the requirement that certain information be delivered to such sub-paying agents;

o  to modify the provisions relating to the timing of reimbursements of
   Servicing Advances or P&I Advances in order to conform them to the commercial mortgage-backed securities industry standard for such provisions if (i) the
   Depositor and the master servicer determine that that industry standard has changed, (ii) such modification will not result in an adverse REMIC event, as evidenced by an opinion of counsel, (iii) each Rating Agency has provided confirmation that such modification will not result in a downgrade, withdrawal or qualification in any rating then assigned to any Class of
   Certificates, and (iv) the Operating Adviser consents to such modification;
   or

o  any other amendment which does not adversely affect in any material respect the interests of any Certificateholder (unless such Certificateholder consents).

      No such amendment effected pursuant to the first, second or fourth bullet above may (A) adversely affect in any material respect the interests of any
Certificateholder not consenting to such amendment without the consent of 100%
of the Certificateholders (if adversely affected) or (B) adversely affect the status of any REMIC (or the grantor trust portion of the trust). In addition, no amendment to the Pooling and Servicing Agreement that is materially adverse to the interests of the holder of a B Note may be effected unless the holder of the that B Note provides written consent to such amendment. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the trustee may require an opinion of counsel.

      The Pooling and Servicing Agreement may also be amended from time to time by the agreement of the parties to the Pooling and Servicing Agreement (without the consent of the Certificateholders) and with the written confirmation of the
Rating Agencies that such amendment would not cause the ratings on any class of certificates to be qualified, withdrawn or downgraded; provided, however, that such amendment may not effect any of the items set forth in the bullet points contained in the next succeeding paragraph. The trustee may request, at its option, to receive an opinion of counsel, addressed to the parties to the
Pooling and Servicing Agreement that any amendment pursuant to this paragraph is permitted under the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement may also be amended from time to time by the parties with the consent of the Holders of not less than 51% of the aggregate Certificate Balance of the certificates then outstanding (as calculated under the Pooling and Servicing Agreement), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders or such holders; provided that no such amendment may:

o  reduce in any manner the amount of, or delay the timing of the distributions required to be made on any certificate without the consent of the Holder of such certificate;

o  adversely affect in any material respect the interests of the Holders of the
   Certificates in a manner other than as described in the immediately preceding bullet, without the consent of the Holders of all Certificates affected thereby;

o  change the activities of the Trust, without the consent of the Holders of all
   Certificates affected thereby;

o  reduce the aforesaid percentages of aggregate certificate percentage or
   Certificate Balance, the Holders of which are required to consent to any such amendment without the consent of all the Holders of each class of certificates affected thereby;

                                      S-125

o  eliminate the master servicer's or the trustee's obligation to advance or alter the Servicing Standard except as may be necessary or desirable to comply with Sections 860A through 860G of the Code and related Treasury
   Regulations and rulings promulgated under the Code;

o  adversely affect the status of the grantor trust created out of the related portion of the trust, for federal income tax purposes, without the consent of
   100% of the Class T Certificateholders; or

o  adversely affect the status of any REMIC created under the Pooling and
   Servicing Agreement for federal income tax purposes without the consent of
   100% of the Certificateholders (including the Class R-I, Class R- II and
   Class R-III Certificateholders but excluding the Class T Certificateholders).
   The trustee may request, at its option, to receive an opinion of counsel that any amendment pursuant to this paragraph is permitted under the Pooling and
   Servicing Agreement.

EVIDENCE AS TO COMPLIANCE

      Each of the master servicer, the special servicer and the paying agent will be required under the Pooling and Servicing Agreement, and we expect that each Additional Servicer and each sub-servicer will be required under the applicable primary servicing or sub-servicing agreement, to deliver annually, to the trustee, the paying agent and the Depositor on or before the date specified in the Pooling and Servicing Agreement or the applicable primary servicing or sub-servicing agreement, an officer's certificate stating that (i) a review of that party's servicing activities during the preceding calendar year or portion of that year and of performance under the Pooling and Servicing Agreement or the applicable primary servicing or sub-servicing agreement in the case of an
Additional Servicer or other sub-servicer, has been made under the officer's supervision, and (ii) to the best of the officer's knowledge, based on the review, such party has fulfilled all its obligations under the Pooling and
Servicing Agreement or the applicable primary servicing or sub-servicing agreement in the case of an Additional Servicer or other sub-servicer, in all material respects throughout the year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying the failure known to the officer and the nature and status of the failure.

      In addition, the master servicer, the special servicer, the paying agent and the trustee, each at its own expense, will be required under the Pooling and
Servicing Agreement, and we expect that each Servicing Function Participant will be required under the applicable primary servicing or sub-servicing agreement, to deliver annually, to the trustee, the paying agent, the Rating Agencies and the Depositor, a report (an "Assessment of Compliance") assessing compliance by that party with the servicing criteria set forth in Item 1122(d) of Regulation
AB that contains the following:

      o   a statement of the party's responsibility for assessing compliance with the servicing criteria set forth in Item 1122 of Regulation AB applicable to it;

      o   a statement that the party used the criteria in Item 1122(d) of
          Regulation AB to assess compliance with the applicable servicing criteria;

      o   the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior fiscal year, setting forth any material instance of noncompliance identified by the party, a discussion of each such failure and the nature and status thereof;
          and

      o   a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior fiscal year.

      Each party that is required to deliver an Assessment of Compliance will also be required to simultaneously deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting
Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria.

                                      S-126

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

      The yield to maturity on the offered certificates will be affected by the price paid by the Certificateholder, the related Pass-Through Rates and the rate, timing and amount of distributions on such offered certificates. The rate, timing and amount of distributions on any such certificate will in turn depend on, among other things:

o  the Pass-Through Rate for such certificate;

o  the rate and timing of principal payments, including Principal Prepayments, and other principal collections on the mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with
   Material Breaches of representations and warranties and Material Document
   Defects or the exercise of a purchase Option by a holder of a subordinate note or a mezzanine loan) and the extent to which such amounts are to be applied in reduction of the Certificate Balance or Notional Amount of such certificate;

o  the rate, timing and severity of Realized Losses and Expense Losses and the extent to which such losses and expenses are allocable in reduction of the
   Certificate Balance or Notional Amount of such certificate or in reduction of amounts distributable thereon;

o  the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate Account of nonrecoverable Advances or Advances remaining unreimbursed on a modified mortgage loan on the date of such modification; and

o  the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the
   Distributable Certificate Interest Amount payable on such certificate.

      In addition, the effective yield to holders of the offered certificates will differ from the yield otherwise produced by the applicable Pass-Through
Rate and purchase prices of such certificates because interest distributions will not be payable to such holders until at least the 4th business day after the related Determination Date of the month following the month of accrual without any additional distribution of interest or earnings thereon in respect of such delay.

PASS-THROUGH RATES

      The Pass-Through Rates on one or more classes of certificates may be based on, limited by, or equal to, a weighted average of the mortgage loan interest rates net of the Administrative Cost Rate, which is calculated based upon the respective principal balances of the mortgage loans as described in this prospectus supplement. In addition, the Pass-Through Rate on one or more classes of certificates may be capped at such weighted average rate. Accordingly, the yield on those classes of certificates may (and in the case of a class with a
Pass-Through Rate equal to or based on the Weighted Average Net Mortgage Rate, will) be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary and involuntary prepayments and any unscheduled collections of principal and/or any experience of Realized
Losses as a result of liquidations of mortgage loans. In general, the effect of any such changes on the yields and Pass-Through Rates for those certificates will be particularly adverse to the extent that mortgage loans with relatively higher mortgage rates experience faster rates of such scheduled amortization, voluntary prepayments and unscheduled collections or Realized Losses than mortgage loans with relatively lower mortgage rates.

RATE AND TIMING OF PRINCIPAL PAYMENTS

      The yield to maturity on any class of offered certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the aggregate Certificate Balance or Notional
Amount of such class of certificates. As described in this prospectus supplement, the Principal Distribution Amount for each Distribution Date will be distributable entirely in respect of the Class A Senior Certificates until their
Certificate Balance is reduced to zero, and will thereafter be distributable entirely in respect

                                      S-127

of each other class of Principal Balance Certificates, in descending alphabetical order of Class designation (provided that the Class A-M
Certificates will be senior in right to the Class A-J Certificates), in each case until the aggregate Certificate Balance of such class of certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the aggregate
Certificate Balance of each class of offered certificates will be directly related to the rate and timing of principal payments on or in respect of the mortgage loans, which will in turn be affected by the amortization schedules of such mortgage loans, the dates on which Balloon Payments are due, any extension of maturity dates by the master servicer or the special servicer, the rate and timing of any reimbursement of the master servicer, the special servicer or the trustee, as applicable, out of the Certificate Account of nonrecoverable
Advances or Advances remaining unreimbursed on a modified mortgage loan on the date of such modification (together with interest on such Advances), and the rate and timing of Principal Prepayments and other unscheduled collections thereon, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, repurchases as a result of a mortgage loan seller's breach of representations and warranties or material defects in a mortgage loan's documentation and other purchases of mortgage loans out of the trust.

      A concentration of mortgage loans secured by the same mortgaged property types can increase the risk that a decline in a particular industry or business would have a disproportionately large impact on the Mortgage Pool. In particular, the mortgage loans in Loan Group 1 are secured primarily by mortgaged properties other than multifamily properties and the mortgage loans in
Loan Group 2 are secured primarily by multifamily properties. Because principal distributions on the Class A-1A Certificates are generally received from collections on the Mortgage Loans in Loan Group 2, an adverse event with respect to multifamily mortgaged properties would have a substantially greater impact on the Class A-1A Certificates than if such Class received principal distributions from other property types as well. However, on and after any Distribution Date on which the Certificate Balances of the Class A-M through Class S certificates have been reduced to zero, the Class A-1A certificates will receive principal distributions from the collections on the Mortgage Pool, pro rata, with the
Class A-1, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates.
Furthermore, because the amount of principal that will be distributed to the
Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the yield on the Class A-1, Class A-2,
Class A-3, Class A-AB and Class A-4 Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the yield on the Class A-1A
Certificates will be particularly sensitive to prepayments on mortgage loans in
Loan Group 2.

      Although the borrower under an ARD Loan may have incentives to prepay the
ARD Loan on its Anticipated Repayment Date, there is no assurance that the borrower will choose to or will be able to prepay an ARD Loan on its Anticipated
Repayment Date. The failure of the borrower to prepay an ARD Loan on its
Anticipated Repayment Date will not be an Event of Default under the terms of that mortgage loan. However, the Pooling and Servicing Agreement will require action to be taken to enforce the trust's right to apply excess cash flow generated by the mortgaged property to the payment of principal in accordance with the terms of the ARD Loan documents.

      Prepayments and, assuming the respective maturity dates therefor have not occurred, liquidations of the mortgage loans will result in distributions on the certificates of amounts that would otherwise be distributed over the remaining terms of the mortgage loans and will tend to shorten the weighted average lives of the Principal Balance Certificates. Any early termination of the trust as described in this prospectus supplement under "Description of the Offered
Certificates--Optional Termination" will also shorten the weighted average lives of those certificates then outstanding. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans, and, accordingly, on the
Principal Balance Certificates, while work-outs are negotiated or foreclosures are completed, and such delays will tend to lengthen the weighted average lives of those certificates. See "Servicing of the Mortgage Loans--Mortgage Loan
Modifications" in this prospectus supplement.

      The extent to which the yield to maturity of any offered certificate may vary from the anticipated yield will depend upon the degree to which such certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in turn are distributed or otherwise result in a reduction of the aggregate Certificate Balance or Notional Amounts of its Class. An investor should consider, in the case of any such certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the

                                      S-128

mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

      In general, if an offered certificate is purchased at a discount or premium, the earlier a payment of principal on the mortgage loans is distributed or otherwise results in reduction of the Certificate Balance or Notional Amounts of the related Class, the greater will be the effect on the yield to maturity of such certificate. As a result, the effect on an investor's yield of principal payments on the mortgage loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period may not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. With respect to the Class A Senior, Class A-M, Class A-J,
Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K,
Class X and Class X-RC Certificates, the allocation of a portion of collected
Prepayment Premiums or Yield Maintenance Charges to the certificates as described in this prospectus supplement is intended to mitigate those risks;
however, such allocation, if any, may be insufficient to offset fully the adverse effects on yield that such prepayments may have. The Prepayment Premium or Yield Maintenance Charge payable, if any, with respect to any mortgage loan, is required to be calculated as presented in "Appendix II - Certain
Characteristics of the Mortgage Loans."

      Because the rate of principal payments on the mortgage loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the mortgage loans.

UNPAID DISTRIBUTABLE CERTIFICATE INTEREST

      If the portion of the Available Distribution Amount distributable in respect of interest on any class of certificates on any Distribution Date is less than the Distributable Certificate Interest Amount then payable for that
Class, the shortfall will be distributable to holders of the class of certificates on subsequent Distribution Dates, to the extent of the Available
Distribution Amount. Any such shortfall (which would not include interest shortfalls in connection with a principal prepayment accompanied by less than a full month's interest) may adversely affect the yield to maturity of the class of certificates for as long as it is outstanding.

LOSSES AND SHORTFALLS

      The yield to holders of the offered certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the mortgage loans. Realized Losses and Expense Losses will generally be applied in reverse sequential order, that is, first to the Class S
Certificates, and then to the other respective Classes of Principal Balance
Certificates, in ascending alphabetical order of Class designation (provided that the Class A-M Certificates will be senior in right to the Class A-J
Certificates) -- from the Class Q Certificates to the Class B Certificates, then the Class A-J Certificates, then the Class A-M Certificates, then pro rata among the Class A-1, Class A-1A, Class A-2, Class A-3, Class A-AB and Class A-4
Certificates. As to each of such classes, Realized Losses and Expense Losses will reduce (i) first, the Certificate Balance of each such class until each such Certificate Balance is reduced to zero (in the case of the Principal
Balance Certificates); (ii) second, Unpaid Interest owing to each such class and
(iii) third, Distributable Certificate Interest Amounts owing to each such class, provided, that such reductions shall be allocated among the Class A-1
Certificates, Class A-1A Certificates, Class A-2 Certificates, Class A-3
Certificates, Class A-AB Certificates and Class A-4 Certificates, and, as to
their interest entitlements only, the Class X Certificates, pro rata, based upon their outstanding Certificate Balances or accrued interest, as the case may be.
The Class X-RC Certificates will have a senior priority with respect to, and will receive interest payments solely from, the Ritz-Carlton Pari Passu Loan.
Net Aggregate Prepayment Interest Shortfalls will be borne by the holders of each class of certificates, pro rata as described in this prospectus supplement, in each case reducing interest otherwise payable thereon. Notwithstanding the foregoing, distributions of interest on the Class X-RC Certificates will not be reduced by any portion of a Net Aggregate Prepayment Interest Shortfall that is attributable to a Prepayment Interest Shortfall incurred with respect to any mortgage loan in the trust fund other than the Ritz-Carlton Pari Passu Loan.
Shortfalls arising from delinquencies and defaults, to the extent the master servicer determines that P&I Advances would be nonrecoverable, Appraisal
Reductions, Expense Losses and

                                      S-129

Realized Losses generally will result in, among other things, a shortfall in current or ultimate distributions to the most subordinate class of certificates outstanding.

RELEVANT FACTORS

      The rate and timing of principal payments and defaults and the severity of losses on the mortgage loans may be affected by a number of factors including, without limitation, payments of principal arising from repurchases of mortgage loans (including payments of principal arising from purchases of mortgage loans in connection with breaches of representations and warranties and otherwise), prevailing interest rates, the terms of the mortgage loans--for example, provisions prohibiting Principal Prepayments for certain periods and/or requiring the payment of Prepayment Premiums or Yield Maintenance Charges, due-on-sale and due-on-encumbrance provisions, and amortization terms that require Balloon Payments--the demographics and relative economic vitality of the areas in which the mortgaged properties are located and the general supply and demand for rental units or comparable commercial space, as applicable, in such areas, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors" in this prospectus supplement and "Risk Factors"
in the prospectus.

      The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. A requirement that a prepayment be accompanied by a Prepayment Premium or
Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

      Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell mortgaged properties prior to the exhaustion of tax depreciation benefits.

      We make no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans, as to the relative importance of such factors, as to the percentage of the principal balance of the mortgage loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the mortgage loans.

WEIGHTED AVERAGE LIFE

      Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of any Principal Balance
Certificate will be influenced by, among other things, the rate at which principal on the mortgage loans is paid or otherwise collected or advanced and applied to reduce the Certificate Balance of such certificate. Furthermore, because the amount of principal that will be distributed to the Class A-1, Class
A-1A, Class A-2, Class A-3, Class A-AB and Class A-4 Certificates will generally be based upon the particular Loan Group that the related mortgage loan is deemed to be in, the weighted average life on the Class A-1, Class A-2, Class A-3,
Class A-AB and Class A-4 Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 1 and the weighted average life on the Class A-1A Certificates will be particularly sensitive to prepayments on mortgage loans in Loan Group 2.

      Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the Constant Prepayment Rate or CPR model. The CPR model represents an assumed constant rate of prepayment each month expressed as a percentage of the then outstanding principal balance of all of the mortgage loans, which are past their lock-out, defeasance and yield maintenance periods.
We make no representation as to the appropriateness of using the CPR model for purposes of analyzing an investment in the offered certificates.

                                      S-130

      The following tables indicate the percent of the initial Certificate
Balance of each class of offered certificates after each of the dates shown and the corresponding weighted average life of each such class of the certificates, if the Mortgage Pool were to prepay at the indicated levels of CPR, and sets forth the percentage of the initial Certificate Balance of such certificates that would be outstanding after each of the dates shown. The tables below have also been prepared generally on the basis of the Structuring Assumptions.

      The mortgage loans do not have all of the characteristics of the
Structuring Assumptions. To the extent that the mortgage loans have characteristics that differ from those assumed in preparing the tables, the
Classes of Certificates analyzed in the tables may mature earlier or later than indicated by the tables and therefore will have a corresponding decrease or increase in weighted average life. Additionally, mortgage loans generally do not prepay at any constant rate. Accordingly, it is highly unlikely that the mortgage loans will prepay in a manner consistent with the Structuring
Assumptions. Furthermore, it is unlikely that the mortgage loans will experience no defaults or losses. In addition, variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentages of initial Certificate Balances, and shorten or extend the weighted average lives, shown in the following tables. These variations may occur even if the average prepayment experience of the mortgage loans were to equal any of the specified CPR percentages. Investors are urged to conduct their own analyses of the rates at which the mortgage loans may be expected to prepay.

      For the purposes of each table, the weighted average life of a certificate is determined by:

o  multiplying the amount of each reduction in the Certificate Balance thereon by the number of years from the date of issuance of the certificate to the related Distribution Date;

o  summing the results; and

o  dividing the sum by the aggregate amount of the reductions in the Certificate
   Balance of such certificate.

      The characteristics of the mortgage loans differ in substantial respects from those assumed in preparing the tables below, and the tables are presented for illustrative purposes only. In particular, it is unlikely that the Mortgage
Pool will not experience any defaults or losses, or that the Mortgage Pool or any mortgage loan will prepay at any constant rate. Therefore, there can be no assurance that the mortgage loans will prepay at any particular rate.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                          87%       87%       87%       87%       87%
March 2008                          73%       73%       73%       73%       73%
March 2009                          55%       55%       55%       55%       55%
March 2010                          34%       34%       34%       34%       34%
March 2011                          0%        0%        0%        0%        0%
Weighted average life (years)      2.99      2.99      2.98      2.97      2.94

                                      S-131

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-1A CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                          99%       99%       99%       99%       99%
March 2009                          98%       98%       98%       98%       98%
March 2010                          97%       97%       97%       97%       97%
March 2011                          95%       95%       95%       95%       95%
March 2012                          91%       91%       91%       91%       91%
March 2013                          90%       89%       89%       89%       87%
March 2014                          88%       87%       86%       86%       85%
March 2015                          86%       85%       84%       83%       78%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.11      9.06      9.02      8.98      8.81

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                          0%        0%        0%        0%        0%
Weighted average life (years)      4.82      4.81      4.80      4.78      4.58

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                          95%       94%       93%       91%       54%
March 2013                          12%       12%       12%       12%       12%
March 2014                          12%       12%       12%       12%       12%
March 2015                          0%        0%        0%        0%        0%
Weighted average life (years)      6.75      6.74      6.73      6.71      6.59

                                      S-132

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
          CLASS A-AB CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                          98%       98%       98%       98%       98%
March 2012                          73%       73%       73%       73%       73%
March 2013                          50%       50%       50%       50%       50%
March 2014                          29%       29%       29%       29%       29%
March 2015                          7%        6%        4%        1%        0%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      7.06      7.05      7.04      7.04      7.00

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-4 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%       98%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.58      9.57      9.54      9.51      9.31

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-M CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.78      9.56

                                      S-133

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
           CLASS A-J CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.79      9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.79      9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.79      9.62

                                      S-134

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.79      9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.79      9.62

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS F CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

      DISTRIBUTION DATE             0%        25%       50%       75%      100%
-----------------------------     ------    ------    ------    ------    ------
Closing Date                       100%      100%      100%      100%      100%
March 2007                         100%      100%      100%      100%      100%
March 2008                         100%      100%      100%      100%      100%
March 2009                         100%      100%      100%      100%      100%
March 2010                         100%      100%      100%      100%      100%
March 2011                         100%      100%      100%      100%      100%
March 2012                         100%      100%      100%      100%      100%
March 2013                         100%      100%      100%      100%      100%
March 2014                         100%      100%      100%      100%      100%
March 2015                         100%      100%      100%      100%      100%
March 2016                          0%        0%        0%        0%        0%
Weighted average life (years)      9.79      9.79      9.79      9.79      9.70

                                      S-135

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

      The Mortgage Pool will consist of two hundred sixty-eight (268)
fixed-rate, first mortgage loans with an aggregate Cut-off Date Balance of
$2,731,231,519, subject to a permitted variance of plus or minus 5%. The Cut-off
Date Balances of the mortgage loans range from $998,660 to $266,778,306, and the mortgage loans have an average Cut-off Date Balance of $10,191,162.

      For purposes of calculating distributions on certain classes of certificates, the mortgage loans in the pool of mortgage loans backing the offered certificates will be divided into Loan Group 1 and Loan Group 2.

      Loan Group 1 will consist of all of the mortgage loans that are secured by property types other than fifty-seven (57) mortgage loans that are secured by multifamily properties, one (1) mortgage loan that is secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community properties. Loan Group 1 will consist of two hundred eight (208)
mortgage loans, with an Initial Loan Group 1 Balance of $2,222,122,108, subject to a permitted variance of plus or minus 5%. Loan Group 1 represents approximately 81.4% of the Initial Pool Balance.

      Loan Group 2 will consist of fifty-seven (57) of the mortgage loans that are secured by multifamily properties, one (1) of the mortgage loans that are secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community properties and have an Initial Loan Group 2
Balance of $509,109,411, subject to a permitted variance of plus or minus 5%.
Loan Group 2 represents approximately 18.6% of the Initial Pool Balance and approximately 83.2% of the principal balance of all the mortgage loans secured by multifamily, mixed use properties and manufactured housing community properties.

      The Cut-off Date Balances of the mortgage loans in Loan Group 1 range from
$998,660 to $266,778,306 and the mortgage loans in Loan Group 1 had an average
Cut-off Date Balance of $10,683,279. The Cut-off Date Balances of the mortgage loans in Loan Group 2 range from $1,061,657 to $28,600,000 and the mortgage loans in Loan Group 2 had an average Cut-off Date Balance of $8,485,157.

      Generally, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, multiple mortgaged properties securing a single mortgage loan have been treated as multiple cross-collateralized and cross-defaulted mortgage loans, each secured by one of the related mortgaged properties and each having a principal balance in an amount equal to an allocated portion of the aggregate indebtedness represented by such obligation.
In addition, for purposes of the presentation of Mortgage Pool information in this prospectus supplement, certain multiple mortgaged properties securing a single mortgage loan were treated as a single mortgaged property if, generally, such mortgaged properties were in close proximity to each other and economically dependent upon each other in order to provide sufficient income to pay debt service on the related mortgage loan. All numerical information concerning the mortgage loans contained in this prospectus supplement is approximate.

      A description of the underwriting standards for each of Morgan Stanley
Mortgage Capital Inc. and LaSalle Bank National Association are set forth in this prospectus supplement under "The Sponsors, Mortgage Loan Sellers and
Originators--Morgan Stanley Mortgage Capital Inc.--Underwriting Standards" and
"LaSalle Bank National Association--Underwriting Standards" respectively.

      The mortgage loans included in this transaction were selected for this transaction from mortgage loans specifically originated for securitizations of this type by the Sponsors taking into account Rating Agency criteria and anticipated feedback, anticipated subordinate investor feedback, property type and geographic location.

      The mortgage loans were originated between October 29, 2004 and February
28, 2006. As of the Cut-off Date, none of the mortgage loans were 30 days or more delinquent, or had been 30 days or more delinquent during the 12 calendar months preceding the Cut-off Date. Brief summaries of the material terms of the mortgage loans associated with the ten (10) largest mortgage loans (including crossed mortgage loans) in the Mortgage Pool are contained in Appendix IV attached to this prospectus supplement.

                                      S-136

      Two hundred ninety-six (296) mortgaged properties, securing mortgage loans representing 90.4 % of the Initial Pool Balance (which include two hundred thirty-six (236) mortgaged properties in Loan Group 1, representing 88.2% of the
Initial Loan Group 1 Balance, and sixty (60) mortgaged properties in Loan Group
2, representing 100% of the Initial Loan Group 2 Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee simple estate in such mortgaged property. Eight (8)
mortgaged properties, securing a mortgage loan representing 4.8% of the Initial
Pool Balance (and representing 5.9% of the Initial Loan Group 1 Balance), are subject to a leasehold mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a leasehold interest in the mortgaged properties.

      Four (4) mortgaged properties, securing a mortgage loan representing 4.8%
of the Initial Pool Balance (and representing 5.9% of the Initial Loan Group 1
Balance), are subject to a mortgage, deed of trust or similar security instrument that creates a first mortgage lien on a fee interest in a portion of such mortgaged property and a leasehold interest in the remainder of the mortgaged property. In circumstances where both the fee and leasehold interest in the entire mortgaged property are encumbered, we have treated that as simply an encumbered fee interest.

      On the Closing Date, we will acquire the mortgage loans from the mortgage loan sellers, in each case pursuant to a Mortgage Loan Purchase Agreement to be entered into between us and the particular mortgage loan seller. We will then transfer the mortgage loans, without recourse, to the trustee for the benefit of the Certificateholders. See "--The Sponsors, Mortgage Loan Sellers and
Originators" and "--Sale of the Mortgage Loans" below.

MATERIAL TERMS AND CHARACTERISTICS OF THE MORTGAGE LOANS

Mortgage Rates; Calculations of Interest

      The mortgage loans bear interest at mortgage rates that will remain fixed for their entire terms. Other than ARD Loans, no mortgage loan permits negative amortization or the deferral of accrued interest. Two hundred fifty-six (256)
mortgage loans, representing 94.2% of the Initial Pool Balance (which include one hundred ninety-six (196) mortgage loans in Loan Group 1, representing 92.9%
of the Initial Loan Group 1 Balance, and sixty (60) mortgage loans in Loan Group
2, representing 100% of the Initial Loan Group 2 Balance), accrue interest on the basis of the actual number of days elapsed each month in a 360-day year.
Twelve (12) mortgage loans, representing 5.8% of the Initial Pool Balance (and representing 7.1% of the Initial Loan Group 1 Balance), accrues interest on the basis of a 360-day year consisting of twelve 30-day months.

Property Types

      The mortgage loans consist of the following property types:

      o   Retail - One hundred twenty-one (121) of the mortgaged properties, which secure 33.3% of the Initial Pool Balance, are retail properties;

      o   Office - Fifty-five (55) of the mortgaged properties, which secure
          22.8% of the Initial Pool Balance, are office properties;

      o   Multifamily - Sixty-one (61) of the mortgaged properties, which secure
          18.6% of the Initial Pool Balance, are multifamily properties;

      o   Hospitality - Eleven (11) of the mortgaged properties, which secure
          11.1% of the Initial Pool Balance, are hospitality properties;

      o   Industrial - Twenty-nine (29) of the mortgaged properties, which secure 8.6% of the Initial Pool Balance, are industrial properties;

      o   Manufactured Housing Community - Six (6) of the mortgaged properties, which secure 2.0% of the Initial Pool Balance, are manufactured housing community properties;

                                      S-137

      o   Mixed Use - Eight (8) of the mortgaged properties, which secure 1.8%
          of the Initial Pool Balance, are mixed use properties;

      o   Self Storage - Sixteen (16) of the mortgaged properties, which secure
          1.6% of the Initial Pool Balance, are self storage properties; and

      o   Other - One (1) of the mortgaged properties, which secures 0.3% of the
          Initial Pool Balance, is a type of property other than those set forth in this paragraph.

      For information regarding the property types in Loan Group 1 or Loan Group
2, see Appendix I to this prospectus supplement.

Property Location

      The following geographic areas contain the largest concentrations of mortgaged properties securing the mortgage loans: California, New York, Texas,
Indiana, Pennsylvania and Maryland.

      o   Thirty-eight (38) mortgaged properties, representing security for
          11.0% of the Initial Pool Balance, are located in California. Of the mortgaged properties located in California, twenty-nine (29) of such mortgaged properties, representing security for 8.6% of the Initial
          Pool Balance, are located in Southern California, and nine (9)
          mortgaged properties, representing security for 2.4% of the Initial
          Pool Balance, are located in Northern California. Northern California includes areas with zip codes above 93600 and Southern California includes areas with zip codes of 93600 and below.

      o   Thirteen (13) mortgaged properties, representing security for 8.2% of the Initial Pool Balance, are located in New York;

      o   Twenty-four (24) mortgaged properties, representing security for 6.9%
          of the Initial Pool Balance, are located in Texas;

      o   Seventeen (17) mortgaged properties, representing security for 6.7% of the Initial Pool Balance, are located in Indiana;

      o   Twenty-seven (27) mortgaged properties, representing security for 6.4%
          of the Initial Pool Balance, are located in Pennsylvania; and

      o   Fifteen (15) mortgaged properties, representing security for 6.3% of the Initial Pool Balance, are located in Maryland.

      For information regarding the location of the properties securing the mortgage loans included in Loan Group 1 and Loan Group 2, see Appendix I to this prospectus supplement.

Due Dates

      Two hundred forty-nine (249) of the mortgage loans, representing 82.1% of the Initial Pool Balance (which include one hundred ninety-three (193) mortgage loans in Loan Group 1, representing 79.5% of the Initial Loan Group 1 Balance, and fifty-six (56) mortgage loans in Loan Group 2, representing 93.7% of the
Initial Loan Group 2 Balance), have Due Dates on the first day of each calendar month. One (1) mortgage loan, representing 9.8% of the Initial Pool Balance (and representing 12.0% of the Initial Loan Group 1 Balance), has a Due Date on the
last business day of each calendar month with respect to interest accrued during that month. Sixteen (16) of the mortgage loans, representing 4.5% of the Initial
Pool Balance (which include twelve (12) mortgage loans in Loan Group 1, representing 4.1% of the Initial Loan Group 1 Balance, and four (4) mortgage loans in Loan Group 2, representing 6.3% of the Initial Loan Group 2 Balance), have Due Dates on the 8th day of each calendar month. One (1) mortgage loan, representing 2.8% of the Initial Pool Balance (and representing 3.4% of the
Initial Loan Group 1 Balance), has a Due Date on the 7th day of each calendar month. One (1) mortgage loan, representing

                                      S-138

0.8% of the Initial Pool Balance (and representing 1.0% of the Initial Loan
Group 1 Balance), has a Due Date on the 9th day of each calendar month. The mortgage loans have various grace periods prior to the imposition of late payment charges, including (i) two hundred forty-six (246) mortgage loans, representing 93.7% of the Initial Pool Balance (which include one hundred ninety-three (193) mortgage loans in Loan Group 1, representing 93.5% of the
Initial Loan Group 1 Balance, and fifty-three (53) mortgage loans in Loan Group
2, representing 94.7% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 0 to 5 calendar days or 5 business days, (ii) two (2) mortgage loans, representing 3.4% of the Initial
Pool Balance (and representing 4.2% of the Initial Loan Group 1 Balance), with grace periods prior to the imposition of late payment charges of 7 business days, (iii) eleven (11) mortgage loans, representing 1.6% of the Initial Pool
Balance (which include six (6) mortgage loans in Loan Group 1, representing 1.0%
of the Initial Loan Group 1 Balance, and five (5) mortgage loans in Loan Group
2, representing 4.2% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 15 business days, and (iv)
nine (9) mortgage loans, representing 1.3% of the Initial Pool Balance (which includes seven (7) mortgage loans in Loan Group 1 and representing 1.3% of the
Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 1.1% of the Initial Loan Group 2 Balance), with grace periods prior to the imposition of late payment charges of 10 business days.

Amortization

      The mortgage loans have the following amortization features:

      Two hundred sixty-eight (268) of the mortgage loans, representing 100% of the Initial Pool Balance (which include two hundred eight (208) mortgage loans in Loan Group 1, representing 100% of the Initial Loan Group 1 Balance, and sixty (60) mortgage loans in Loan Group 2, representing 100% of the Initial Loan
Group 2 Balance), are Balloon Loans. Ten (10) of these mortgage loans, representing 6.4% of the Initial Pool Balance (and representing 7.9% of the
Initial Loan Group 1 Balance), are ARD Loans. Included in these Balloon Loans are one hundred seven (107) mortgage loans, representing 43.7% of the Initial
Pool Balance (which include seventy-six (76) mortgage loans in Loan Group 1, representing 37.6% of the Initial Loan Group 1 Balance, and thirty-one (31)
mortgage loans in Loan Group 2, representing 70.5% of the Initial Loan Group 2
Balance), that provide for monthly payments of interest only for a portion of their respective terms, ranging from 12 months to 60 months, and then provide for the monthly payment of principal and interest over their respective remaining terms.

      Twenty-one (21) mortgage loans, representing 15.0% of the Initial Pool
Balance (which include nineteen (19) mortgage loans in Loan Group 1, representing 17.7% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan Group 2, representing 3.1% of the Initial Loan Group 2 Balance), currently provide for monthly payments of interest only for their entire respective terms. The amount of the Balloon Payments on those mortgage loans that accrue interest on a basis other than a 360-day year consisting of twelve
30-day months will be greater, and the actual amortization terms will be longer, than would be the case if such mortgage loans accrued interest on the basis of a
360-day year consisting of twelve 30-day months as a result of the application of interest and principal on such mortgage loans over time. See "Risk Factors"
in this prospectus supplement. One (1) of the balloon loans, representing 9.8%
of the initial outstanding pool balance (representing 12.0% of the initial outstanding loan group 1 balance), referred to in this paragraph amortizes principal in accordance with the schedule attached to this prospectus supplement as Schedule B.

Prepayment Restrictions

      As of the Cut-off Date, each of the mortgage loans restricted voluntary
Principal Prepayments in one of the following ways:

      o   Two hundred thirty (230) of the mortgage loans, representing 88.2% of the Initial Pool Balance (which include one hundred seventy-seven
          (177) mortgage loans in Loan Group 1, representing 86.7% of the
          Initial Loan Group 1 Balance, and fifty-three (53) mortgage loans in
          Loan Group 2, representing 94.5% of the Initial Loan Group 2 Balance), prohibit voluntary principal prepayments during the lock-out period but permit the related borrower (after an initial period of at least two years following the date of issuance of the certificates) to defease the mortgage loan by pledging "government securities" as defined in the Investment Company Act of 1940 that provide for payment on or prior to each due

                                      S-139

          date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

      o   Thirty-one (31) mortgage loans, representing 10.2% of the Initial Pool
          Balance (which include twenty-six (26) mortgage loans in Loan Group 1, representing 11.7% of the Initial Loan Group 1 Balance, and five (5)
          mortgage loans in Loan Group 2, representing 3.8% of the initial outstanding Loan Group 2 balance), prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a Prepayment Premium or yield maintenance charge calculated on the basis of a yield maintenance formula and 1% of the amount prepaid.

      o   One (1) mortgage loan, representing 0.8% of the initial outstanding pool balance (representing 1.0% of the initial outstanding loan group
          1 balance), prohibits voluntary principal prepayments during a lock-out period, and following the lock-out period provides for a yield maintenance charge calculated on the basis of a yield maintenance formula.

      o   Four (4) mortgage loans, representing 0.5% of the initial outstanding pool balance (which include three (3) mortgage loans in loan group 1, representing 0.5% of the initial outstanding loan group 1 balance, and one (1) mortgage loan in loan group 2, representing 0.7% of the initial outstanding loan group 2 balance), prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a Prepayment Premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid, and also permit the related borrower, after an initial period of at least two years following the date of the issuance of the certificates, to defease the mortgage loan by pledging "government securities" as defined in the Investment
          Company Act of 1940 that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan first becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

      o   Two (2) mortgage loans, representing 0.3% of the Initial Pool Balance
          (which include one (1) mortgage loan in Loan Group 1, representing
          0.1% of the Initial Loan Group 1 Balance, and one (1) mortgage loan in
          Loan Group 2, representing 1.0% of the Initial Loan Group 2 Balance), have no lock-out period, and permit voluntary principal prepayments at any time if accompanied by a Prepayment Premium or yield maintenance charge calculated on the basis of the greater of a yield maintenance formula or 1% of the amount prepaid.

      Notwithstanding the above, the mortgage loans generally (i) permit prepayment in connection with casualty or condemnation and certain other matters without payment of a Prepayment Premium or yield maintenance charge and (ii)
provide for a specified period commencing prior to and including the maturity date or Anticipated Repayment Date during which the related borrower may prepay the mortgage loan without payment of a Prepayment Premium or yield maintenance charge. In addition, the yield maintenance formulas are not the same for all of the mortgage loans that have yield maintenance charges. See the footnotes to
Appendix II of this prospectus supplement for more details about the various yield maintenance formulas.

      With respect to the prepayment and defeasance provisions set forth above, certain of the mortgage loans also include provisions described below:

      o   One (1) mortgage loan, representing 9.8% of the Initial Pool Balance
          (and representing 12.0% of the Initial Loan Group 1 Balance), which is secured by multiple mortgaged properties, permits the release of certain portions of the related mortgaged properties from the lien of the related mortgage following a lock-out period (i) in the case of one mortgaged property, within two years following the issuance of the
          Certificates, upon the prepayment of an amount equal to amount of the allocated loan amount of the mortgaged property being released and
          (ii) in the case of certain portions of certain of the

                                      S-140

          mortgaged properties, upon either the defeasance or prepayment of the amounts as set forth in the footnotes to Appendix II to this prospectus supplement;

      o   One (1) mortgage loan, representing 4.0% of the Initial Pool Balance
          (and representing 4.9% of the Initial Loan Group 1 Balance), is secured by multiple mortgaged properties and permits the release of any of the mortgaged properties from the lien of the mortgage loan after a lock-out period upon the defeasance of an amount equal to 110%
          of the allocated mortgage loan amount of the mortgaged property being released if the remaining properties debt service coverage ratio immediately following the release is at least equal to the greater of
          1.20x and the debt service coverage ratio immediately preceding the release.

      o   One (1) mortgage loan, representing 2.8% of the Initial Pool Balance
          (representing 3.4% of the Initial Loan Group 1 Balance), is secured by multiple mortgaged properties and permits the borrower to partially defease the mortgage loan and obtain the release of the relevant mortgaged property at any time that the related borrower is permitted to defease the mortgage loan (which in no event may be prior to the date that is at least two years following the date of issuance of the certificates) upon defeasance of an amount equal to 115% of the allocated amount of the mortgaged property being released if, among other things, the debt service coverage ratio with respect to the remaining mortgaged properties is at least 1.18x.

      o   One (1) mortgage loan, representing 2.4% of the Initial Pool Balance
          (and representing 2.9% of the Initial Loan Group 1 Balance), is secured by multiple parcels and permits the release of one or more of the parcels from the lien of the mortgage upon defeasance of an amount equal to 125% of the allocated mortgage loan amount of the released parcel if the loan-to-value-ratio of the remaining property is not greater than 65% and the debt service coverage ratio is not less than
          1.25x.

      o   Two (2) mortgage loans, representing 3.0% of the Initial Pool Balance
          (and representing 3.7% of the Initial Loan Group 1 Balance), are secured by multiple mortgaged properties and permit the release of any of the mortgaged properties from the lien of the mortgage after a lock-out period upon the defeasance of an amount equal to 125% of the allocated mortgage loan amount of the mortgaged property being released if, among other things, (i) the debt service coverage ratio with respect to the remaining mortgaged properties is at least the greater of 1.20x and the debt service coverage ratio immediately preceding the release, and (ii) the aggregate loan-to-value ratio of the remaining properties is not more than 80% of the fair market value of those properties.

      o   One (1) mortgage loan, representing 0.1% of the Initial Pool Balance
          (and representing 0.5% of the Initial Loan Group 2 Balance), is secured by multiple mortgaged properties and permits the release of a portion of the related mortgaged property, known as the Cobb property, from the lien of the mortgage after a lock-out period upon the prepayment of an amount equal to 125% of the allocated loan amount of the mortgaged property being released if the loan-to-value ratio immediately following the release is not greater than 80% and the debt service coverage ratio immediately following the release is at least equal to or greater than 1.25x.

      In addition to the prepayment and defeasance provisions described above, two (2) mortgage loans, representing 6.7% of the Initial Pool Balance
(representing 8.3% of the Initial Loan Group 1 Balance), that are secured by multiple mortgaged properties, and one (1) mortgage loan, representing 0.1% of the Initial Pool Balance (representing 0.2% of the Initial Loan Group 1
Balance), that is secured by one mortgaged property, permit the borrower to obtain the release of any of the related properties or property, as the case may be, from the lien of the related mortgage by substituting a new property that meets certain requirements set forth in the mortgage loan documents, including, among other things, that (i) the aggregate loan-to-value ratio of all properties after substitution is not greater than a specified percentage and (ii) the debt service coverage ratio of all properties after substitution is not less than a specified ratio. With respect to one (1) of these mortgage loans, subject to certain exceptions, the borrower is not permitted to substitute for more than two (2) properties at an one time, except in certain cases, and in any one transaction may only substitute properties whose allocated loan amount are less than 30% of the allocated loan amount of all properties remaining, except in certain cases.

                                      S-141

      In addition, certain mortgage loans that are cross-collateralized and cross-defaulted with other mortgage loans permit the related borrower to prepay one or more of the related mortgage loans and/or release the cross-collateralization with respect to the related mortgaged property or properties, subject to the satisfaction of certain conditions.

      In addition, certain mortgage loans provide for the free release of outparcels or other portions of the related mortgaged property which were given no value or minimal value in the underwriting process. In addition, certain of the mortgage loans may permit the related borrower to substitute collateral under certain circumstances.

      Notwithstanding the above, the mortgage loans generally provide that the related borrower may prepay the mortgage loan without prepayment premium or defeasance requirements commencing one (1) to thirty-seven (37) payment dates prior to and including the maturity date or the anticipated repayment date.

      See the footnotes to Appendix II of this prospectus supplement for more details concerning certain of the foregoing provisions including the method of calculation of any Prepayment Premium or Yield Maintenance Charge which will vary for any mortgage loan.

Non-Recourse Obligations

      The mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related mortgage loan, the holder of a non-recourse mortgage loan may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor for some or all of the amounts due under the mortgage loan, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the mortgage loans to be non-recourse. None of the mortgage loans is insured or guaranteed by any seller or any of their affiliates, the United States, any government entity or instrumentality, mortgage insurer or any other person.

"Due-on-Sale" and "Due-on-Encumbrance" Provisions

      The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related mortgage loan, any B Note or any Serviced Companion Mortgage Loan if the
borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, the mortgage loans, any B Note and any Serviced
Companion Mortgage Loan generally permit transfers of the related mortgaged property, subject to reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the master servicer or the special servicer, as the case may be, or, if collected, will be paid to the master servicer or the special servicer as additional servicing compensation, and certain other conditions.

      In addition, some of the mortgage loans, any B Notes and any Serviced
Companion Mortgage Loans permit the borrower to transfer the related mortgaged property or interests in the borrower to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, or other unrelated parties, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan, B Note or Serviced
Companion Mortgage Loan documents and/or as determined by the master servicer.
The master servicer or the special servicer, as the case may be, will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any such clause to accelerate payment of the related mortgage loan, B Note or Serviced Companion Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the Pooling and Servicing Agreement.

Subordinate and Other Financing

      Six (6) of the mortgage loans, representing 13.4% of the Initial Pool
Balance (which include four (4) mortgage loans in Loan Group 1, representing
15.4% of the Initial Loan Group 1 Balance, and two (2) mortgage loans in Loan
Group 2, representing 4.7% of the initial outstanding Loan Group 2 Balance), currently have additional financing in place that is secured by the mortgaged property or properties related to such mortgage loan.

                                      S-142

Mortgage Loan Nos. 1-5 (the "Ritz-Carlton Pari Passu Loan"), which had an aggregate outstanding principal balance as of the Cut-off Date of $266,778,306, representing 9.8% of the initial pool balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "Ritz-Carlton Companion
Loan"), and on a subordinated basis with another note (the "Ritz-Carlton B
Note"). The Ritz-Carlton Companion Loan had an original principal balance as of the Cut-off Date of $39,522,712. The Ritz-Carlton B Note had an original principal balance of $50,000,000. Mortgage Loan Nos. 29-30 (the
"Allstate-Charlotte & Roanoke Mortgage Loan"), which had an outstanding principal balance as of the Cut-off Date of $41,725,000, is secured by the related mortgaged property, which also secures a subordinated B Note (the
"Allstate-Charlotte & Roanoke B Note") that had an original principal balance of
$9,399,948. Mortgage Loan No. 45 (the "Farmer's New World Headquarters Mortgage
Loan"), which had an outstanding principal balance as of the Cut-off Date of
$30,200,000, is secured by the related mortgaged property, which also secures a subordinated B Note (the "Farmer's New World Headquarters B Note") that had an original principal balance of $2,902,232. Mortgage Loan No. 132 (the "Fairmont
Terrace Apartments Mortgage Loan"), which had an outstanding principal balance as of the Cut-off Date of $7,522,542, is secured by the related mortgaged property, which also secures a subordinated B Note (the "Fairmont Terrace
Apartments B Note") that had an original principal balance of $467,000. Mortgage
Loan No. 192 (the "FAMSA Retail Building Mortgage Loan"), which had an outstanding principal balance as of the Cut-off Date of $4,435,860, is secured by the related mortgaged property, which also secures a subordinated B Note (the
"FAMSA Retail Building B Note") that had an original principal balance of
$290,000. See "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton
Loan Group and the A/B Mortgage Loans." Mortgage Loan No. 71 (the "Center Court
Apartments Mortgage Loan"), which had an outstanding principal balance as of the cut-off date of $16,400,000, is secured by the related mortgaged property, which also secures a subordinated second lien loan that had an original principal balance of approximately $1,000,000. Interest is payable on that subordinate loan at a rate of 1.5% and is payable annually on June 30 of each year. The subordinate loan matures on December 31, 2028. In addition to the foregoing, the mortgaged properties that secure the Ritz-Carlton Pari Passu Loan also currently have additional financing in place that is secured by a subordinated lien loan on the mortgaged properties and mezzanine interests in the related borrower.

      Three (3) of the mortgage loans, representing 3.4% of the Initial Pool
Balance (which include two (2) mortgage loans in Loan Group 1, representing 3.6%
of the Loan Group 1 Balance, and one (1) mortgage loan in Loan Group 2, representing 2.5% of the Loan Group 2 Balance), are secured by mortgaged properties that currently have additional financing in place that is not secured by that mortgaged property. With respect to Mortgage Loan Nos. 26-28, 42-43 and
94, there is related mezzanine financing in the aggregate amount of $4,000,000,
$2,570,000 and $725,000 respectively. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may have also incurred additional financing that is not secured by the mortgaged property.

      One (1) mortgage loan, representing 0.2% of the Initial Pool Balance (and representing 0.2% of the Initial Loan Group 1 Balance), permit the related borrower to enter into additional subordinate financing that is secured by the mortgaged property, provided that certain debt service coverage ratio ("DSCR")
and loan-to-value ("LTV") tests are satisfied, as further discussed in the footnotes to Appendix II to this prospectus supplement.

      One (1) mortgage loan, representing 9.8% of the Initial Pool Balance (and representing 12.0% of the Initial Loan Group 1 Balance), is secured by mortgaged properties that permit the related borrower to enter into additional subordinate financing that may be secured by a subordinated second lien loan on the mortgaged properties and mezzanine interests in the related borrower.

      Twenty-seven (27) of the mortgage loans, representing 11.3% of the Initial
Pool Balance (which include twenty-three (23) mortgage loans in Loan Group 1, representing 11.9% of the Initial Loan Group 1 Balance, and four (4) mortgage loans in Loan Group 2, representing 9.0% of the Initial Loan Group 2 Balance), permit the borrower to enter into additional financing that is not secured by the related mortgaged property (or to retain unsecured debt existing at the time of the origination of such loan) and/or permit the owners of the borrower to enter into financing that is secured by a pledge of equity interests in the borrower. In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents may also be permitted to incur additional financing that is not secured by the mortgaged property.

                                      S-143

      In the case of some or all of the mortgage loans with existing subordinate or mezzanine debt, the holder of the subordinate or mezzanine loan has the right to cure certain defaults occurring on the mortgage loan and/or the right to purchase the mortgage loan from the trust if certain defaults on the mortgage loan occur. The Purchase Price required to be paid in connection with such a purchase is generally equal to the outstanding principal balance of the mortgage loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and Advances relating to, the mortgage loan. Such Purchase Price generally does not include a Yield Maintenance Charge or Prepayment Premium.
Accordingly, such purchase (if made prior to the maturity date or Anticipated
Repayment Date) will have the effect of a prepayment made without payment of a
Yield Maintenance Charge or Prepayment Premium.

      The specific rights of the related subordinate or mezzanine lender with respect to any future subordinate or mezzanine debt will be specified in the related intercreditor agreement and may include rights substantially similar to the cure and repurchase rights described in the preceding sentence.

The Roseville Portfolio Mortgage Loan

      Mortgage Loan No. 26-28, which consists of a note with an outstanding principal balance as of the Cut-off Date of $46,100,000 (the "Roseville
Portfolio Mortgage Loan"), representing 1.7% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the
"Roseville Portfolio Mezzanine Loan") is in place with an original principal amount of $4,000,000 that is secured by pledges of the equity interests in the borrower under the Roseville Portfolio Mortgage Loan.

      Rights of the Holder of Roseville Portfolio Mezzanine Loan

      Pursuant to the terms of an intercreditor agreement, the holder of the
Roseville Portfolio Mezzanine Loan has certain rights with respect to the
Roseville Portfolio Mortgage Loan, including, among others, the following:

      Option to Cure Defaults Under the Roseville Portfolio Mortgage Loan. The
holder of the Roseville Portfolio Mezzanine Loan has the right to cure monetary events of default under the Roseville Portfolio Mortgage Loan within five (5)
business days of the later of the giving of notice of the subject event of default by the holder of the Roseville Portfolio Mortgage Loan and the expiration of the borrower's cure provision, if any, provided, however, that the holder of the Roseville Portfolio Mezzanine Loan will defend and hold harmless the holder of the Roseville Portfolio Mortgage Loan for certain expenses arising from the cure period and reimburse the holder of the Roseville Portfolio
Mortgage Loan for any required advances for monthly payments of principal and/or interest on the Roseville Portfolio Mortgage Loan and/or any protective advances. The holder of the Roseville Portfolio Mezzanine Loan also has the right to cure non-monetary events of default with respect to the Roseville
Portfolio Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the Roseville Portfolio Mezzanine Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days (unless such non-monetary default is of a nature that cannot be cured within such 90 days, in which case, the holder of the Roseville Portfolio Mezzanine Loan will have additional time as is reasonably necessary), so long as the non-monetary default is not caused by a bankruptcy or like proceeding and so long as there is no material impairment to the value, use or operation of the premises during the non-monetary cure period.

      Option to Purchase the Roseville Portfolio Mortgage Loan. The holder of the Roseville Portfolio Mezzanine Loan has the right, (i) at any time that the
Roseville Portfolio Mortgage Loan is accelerated, (ii) any proceeding to foreclose or otherwise enforce the Roseville Portfolio Mortgage Loan or other security for the Roseville Portfolio Mortgage Loan has been commenced or (iii)
the Roseville Portfolio Mortgage Loan is a Specially Serviced Mortgage Loan, to
purchase the Roseville Portfolio Mortgage Loan, at a price generally equal to the unpaid principal balance of the Roseville Portfolio Mortgage Loan, plus accrued and unpaid interest on the Roseville Portfolio Mortgage Loan and other amounts due thereon, protective advances or interest charged thereon, plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances payable with respect to the
Roseville Portfolio Mortgage Loan pursuant to the Pooling and Servicing
Agreement.

      Consent Rights. The holder of the Roseville Portfolio Mortgage Loan is required to notify the holder of the

                                      S-144

Roseville Portfolio Mezzanine Loan if the borrower requests a release of the lien of the Roseville Portfolio Mortgage Loan or requests the holder of the
Roseville Portfolio Mortgage Loan's consent to a sale or transfer of all or any material portion of the related mortgaged property, the granting of a further mortgage or similar encumbrance against the related mortgaged property or a prepayment or refinancing of the Roseville Portfolio Mortgage Loan. If the borrower requests the holder of the Roseville Portfolio Mortgage Loan's consent to either sell or transfer of all or any material portion of the related mortgaged property or to obtain a further mortgage or similar encumbrance against the related mortgaged property, the holder of the Roseville Portfolio
Mortgage Loan is required to obtain the prior written consent of the holder of the Roseville Portfolio Mezzanine Loan if the holder of the Roseville Portfolio
Mortgage Loan has the right to consent.

The Powers Industrial Portfolio Mortgage Loan

      Mortgage Loan Nos. 42-43, which consists of a note with an outstanding principal balance as of the Cut-off Date of $33,430,000 (the "Powers Industrial
Portfolio Mortgage Loan"), representing 1.2% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the
"Powers Industrial Portfolio Mezzanine Loan") is in place with an original principal amount of $2,570,000 that is secured by pledges of the equity interests in the borrower under the Powers Industrial Portfolio Mortgage Loan.

      Rights of the Holder of Powers Industrial Portfolio Mezzanine Loan

      Pursuant to the terms of an intercreditor agreement, the holder of the
Powers Industrial Portfolio Mezzanine Loan has certain rights with respect to the Powers Industrial Portfolio Mortgage Loan, including, among others, the following:

      Option to Cure Defaults Under the Powers Industrial Portfolio Mortgage
Loan. The holder of the Powers Industrial Portfolio Mezzanine Loan has the right to cure monetary events of default under the Powers Industrial Portfolio
Mortgage Loan within five (5) business days of the later of the giving of notice of the subject event of default by the holder of the Powers Industrial Portfolio
Mortgage Loan and the expiration of the borrower's cure provision, if any, provided, however, that the holder of the Powers Industrial Portfolio Mezzanine
Loan will defend and hold harmless the holder of the Powers Industrial Portfolio
Mortgage Loan for certain expenses arising from the cure period and reimburse the holder of the Powers Industrial Portfolio Mortgage Loan for any required advances for monthly payments of principal and/or interest on the Powers
Industrial Portfolio Mortgage Loan and/or any protective advances. The holder of the Powers Industrial Portfolio Mezzanine Loan also has the right to cure non-monetary events of default with respect to the Powers Industrial Portfolio
Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the Powers Industrial Portfolio Mezzanine Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days (unless such non-monetary default is of a nature that cannot be cured within such 90 days, in which case, the holder of the Powers Industrial Portfolio Mezzanine Loan will have additional time as is reasonably necessary), so long as the non-monetary default is not caused by a bankruptcy or like proceeding and so long as there is no material impairment to the value, use or operation of the premises during the non-monetary cure period.

      Option to Purchase the Powers Industrial Portfolio Mortgage Loan. The
holder of the Powers Industrial Portfolio Mezzanine Loan has the right, (i) at any time that the Powers Industrial Portfolio Mortgage Loan is accelerated, (ii)
any proceeding to foreclose or otherwise enforce the Powers Industrial Portfolio
Mortgage Loan or other security for the Powers Industrial Portfolio Mortgage
Loan has been commenced or (iii) the Powers Industrial Portfolio Mortgage Loan
is a Specially Serviced Mortgage Loan, to purchase the Powers Industrial
Portfolio Mortgage Loan, at a price generally equal to the unpaid principal balance of the Powers Industrial Portfolio Mortgage Loan, plus accrued and unpaid interest on the Powers Industrial Portfolio Mortgage Loan and other amounts due thereon, protective advances or interest charged thereon, plus any expenses incurred in connection with enforcing the mortgage loan documents, servicing advances and interest on advances payable with respect to the Powers
Industrial Portfolio Mortgage Loan pursuant to the Pooling and Servicing
Agreement.

      Consent Rights. The holder of the Powers Industrial Portfolio Mortgage
Loan is required to notify the holder of the Powers Industrial Portfolio
Mezzanine Loan if the borrower requests a release of the lien of the Powers
Industrial Portfolio Mortgage Loan or requests the holder of the Powers
Industrial Portfolio Mortgage Loan's

                                      S-145

consent to a sale or transfer of all or any material portion of the related mortgaged property, the granting of a further mortgage or similar encumbrance against the related mortgaged property or a prepayment or refinancing of the
Powers Industrial Portfolio Mortgage Loan. If the borrower requests the holder of the Powers Industrial Portfolio Mortgage Loan's consent to either sell or transfer of all or any material portion of the related mortgaged property or to obtain a further mortgage or similar encumbrance against the related mortgaged property, the holder of the Powers Industrial Portfolio Mortgage Loan is required to obtain the prior written consent of the holder of the Powers
Industrial Portfolio Mezzanine Loan if the holder of the Powers Industrial
Portfolio Mortgage Loan has the right to consent.

The Dakota Ridge Apartments Mortgage Loan

      Mortgage Loan No. 94, which consists of a note with an outstanding principal balance as of the Cut-off Date of $12,475,000 (the "Dakota Ridge
Apartments Mortgage Loan"), representing 0.5% of the Initial Pool Balance, is secured by the related mortgaged property. Additional mezzanine financing (the
"Dakota Ridge Apartments Mezzanine Loan") is in place with an original principal amount of $725,000 that is secured by pledges of the equity interests in the borrower under the Dakota Ridge Apartments Mortgage Loan.

      Rights of the Holder of Dakota Ridge Apartments Mezzanine Loan

      Pursuant to the terms of an intercreditor agreement, the holder of the
Dakota Ridge Apartments Mezzanine Loan has certain rights with respect to the
Dakota Ridge Apartments Mortgage Loan, including, among others, the following:

      Option to Cure Defaults Under the Dakota Ridge Apartments Mortgage Loan.
The holder of the Dakota Ridge Apartments Mezzanine Loan has the right to cure monetary events of default under the Dakota Ridge Apartments Mortgage Loan within five (5) business days of the later of the giving of notice of the subject event of default by the holder of the Dakota Ridge Apartments Mortgage
Loan and the expiration of the borrower's cure provision, if any, provided, however, that the holder of the Dakota Ridge Apartments Mezzanine Loan will defend and hold harmless the holder of the Dakota Ridge Apartments Mortgage Loan for certain expenses arising from the cure period and reimburse the holder of the Dakota Ridge Apartments Mortgage Loan for any required advances for monthly payments of principal and/or interest on the Dakota Ridge Apartments Mortgage
Loan and/or any protective advances. The holder of the Dakota Ridge Apartments
Mezzanine Loan also has the right to cure non-monetary events of default with respect to the Dakota Ridge Apartments Mortgage Loan within any applicable grace period for the subject event of default or such additional period as is reasonably necessary for the holder of the Dakota Ridge Apartments Mezzanine
Loan to cure the non-monetary event of default if it cannot reasonably be cured within the applicable grace period so long as such additional cure period does not exceed 90 days (unless such non-monetary default is of a nature that cannot be cured within such 90 days, in which case, the holder of the Dakota Ridge
Apartments Mezzanine Loan will have additional time as is reasonably necessary), so long as the non-monetary default is not caused by a bankruptcy or like proceeding and so long as there is no material impairment to the value, use or operation of the premises during the non-monetary cure period.

      Option to Purchase the Dakota Ridge Apartments Mortgage Loan. The holder of the Dakota Ridge Apartments Mezzanine Loan has the right, (i) at any time that the Dakota Ridge Apartments Mortgage Loan is accelerated, (ii) any proceeding to foreclose or otherwise enforce the Dakota Ridge Apartments
Mortgage Loan or other security for the Dakota Ridge Apartments Mortgage Loan has been commenced or (iii) the Dakota Ridge Apartments Mortgage Loan is a
Specially Serviced Mortgage Loan, to purchase the Dakota Ridge Apartments
Mortgage Loan, at a price generally equal to the unpaid principal balance of the
Dakota Ridge Apartments Mortgage Loan, plus accrued and unpaid interest on the
Dakota Ridge Apartments Mortgage Loan and other amounts due thereon, protective advances or interest charged thereon, plus any expenses incurred in connection with enforcing the mortgage loan documents, Servicing Advances and interest on
Advances payable with respect to the Dakota Ridge Apartments Mortgage Loan pursuant to the Pooling and Servicing Agreement.

      Consent Rights. The holder of the Dakota Ridge Apartments Mortgage Loan is required to notify the holder of the Dakota Ridge Apartments Mezzanine Loan if the borrower requests a release of the lien of the Dakota Ridge Apartments
Mortgage Loan or requests the holder of the Dakota Ridge Apartments Mortgage
Loan's consent to a sale or transfer of all or any material portion of the related mortgaged property, the granting of a further

                                      S-146

mortgage or similar encumbrance against the related mortgaged property or a prepayment or refinancing of the Dakota Ridge Apartments Mortgage Loan. If the
borrower requests the holder of the Dakota Ridge Apartments Mortgage Loan's consent to either sell or transfer of all or any material portion of the related mortgaged property or to obtain a further mortgage or similar encumbrance against the related mortgaged property, the holder of the Dakota Ridge
Apartments Mortgage Loan is required to obtain the prior written consent of the holder of the Dakota Ridge Apartments Mezzanine Loan if the holder of the Dakota
Ridge Apartments Mortgage Loan has the right to consent.

      For further information with respect to subordinate debt, mezzanine debt and other financing, see Appendix II attached to this prospectus supplement.

      We make no representation as to whether any other secured subordinate financing currently encumbers any mortgaged property or whether a third-party holds debt secured by a pledge of an equity ownership interest in a related borrower. See "Legal Aspects of The Mortgage Loans--Subordinate Financing" in
the prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash
Flow Available To The Mortgaged Property Which May Adversely Affect Payment On
Your Certificates" in this prospectus supplement.

      Generally all of the mortgage loans also permit the related borrower to incur other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business and to incur indebtedness secured by equipment or other personal property located at the mortgaged property.

Loan Purpose

      One hundred nine (109) of the mortgage loans we intend to include in the
Trust, representing 36.9% of the Initial Pool Balance (which include ninety-six
(96) mortgage loans in Loan Group 1, representing 40.9% of the Initial Loan
Group 1 Balance, and thirteen (13) mortgage loan in Loan Group 2, representing
19.7% of the Initial Loan Group 2 Balance), were originated in connection with the borrower's acquisition of the mortgaged property that secures such mortgage loan, and one hundred ninety-nine (199) of the mortgage loans, representing
63.1% of the Initial Pool Balance(which include on hundred fifty-two (152)
mortgage loans in Loan Group 1, representing 59.1% of the Initial Loan Group 1
Balance, and forty-seven (47) mortgage loan in Loan Group 2, representing 80.3%
of the Initial Loan Group 2 Balance), were originated in connection with the borrower's refinancing of a previous mortgage loan.

Additional Collateral

      Six (6) of the mortgage loans, representing 1.3% of the Initial Pool
Balance (which include five (5) mortgage loans in Loan Group 1, representing
1.5% of the Initial Loan Group 1 Balance, and one (1) mortgage loan in Loan
Group 2, representing 0.7% of the Initial Loan Group 2 Balance), has additional collateral in the form of reserves under which monies disbursed by the originating lender or letters of credit are reserved for specified periods which are to be released only upon the satisfaction of certain conditions by the borrower. If the borrowers do not satisfy conditions for release of the monies or letters of credit by the outside release date, such monies or letters of credit may be applied to partially repay the related mortgage loan, or may be held by the lender as additional security for the mortgage loans. In addition, some of the other mortgage loans provide for reserves for items such as deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements. For further information with respect to additional collateral, see Appendix II attached to this prospectus supplement.

The ARD Loans

      Ten (10) mortgage loans, representing 6.4% of the Initial Pool Balance, provide that if the related borrower has not prepaid such mortgage loan in full on or before its Anticipated Repayment Date, any principal outstanding on that date will thereafter amortize more rapidly and accrue interest at the Revised
Rate for that mortgage loan rather than at the Initial Rate. In addition, funds on deposit in lock box accounts relating to the ARD Loan in excess of amounts needed to pay property operating expenses and reserves will be applied to repayment of the applicable mortgage loan resulting in a more rapid amortization.

                                      S-147

Cash Management Agreements/Lockboxes

      Sixty (60) of the mortgage loans, representing 46.8% of the Initial Pool
Balance (representing 57.5% of the Initial Loan Group 1 Balance), generally provided that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

      Appendix II to this prospectus supplement sets forth (among other things)
the type of provisions (if any) for the establishment of a lockbox under the terms of each mortgage loan. The following paragraphs describe each type of provision:

      o   Hard. The related borrower is required to instruct the tenants and other payors to pay all rents and other revenue directly to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Such revenue generally is either (a)
          swept and remitted to the related borrower unless a default or other
          "trigger" event under the related mortgage loan documents has occurred or (b) not made immediately available to the related borrower, but instead is forwarded to a cash management account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust and then applied according to the related mortgage loan documents, which typically contemplate application to sums payable under the related mortgage loan and, in certain transactions, to expenses at the related mortgaged property, with any excess remitted to the related borrower.

      o   Soft, Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and then forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust. Until the occurrence of certain specified "trigger" events, which typically include an event of default under the mortgage loan, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower. Upon the occurrence of such a trigger event, the mortgage loan documents require the related borrower to instruct tenants and other payors to pay directly into an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust; the revenue is then applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

      o   Soft. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or the property manager and forwarded to an account controlled by the lockbox bank, which in general is the applicable servicer on behalf of the trust.
          The funds are then either made available to the related borrower or are applied by the applicable servicer on behalf of the trust according to the related mortgage loan documents.

      o   Springing to Hard. Revenue from the related mortgaged property is generally paid by the tenants and other payors to the related borrower or property manager. Upon the occurrence of certain specified
          "trigger" events, which typically include an event of default under the mortgage loan, the mortgage loan documents contemplate establishment of a hard lockbox and require the related borrower to instruct tenants to pay directly into an account controlled by the applicable servicer on behalf of the trust; the revenue is then applied by the lockbox bank, which in general is the applicable servicer on behalf of the trust according to the related mortgage loan documents.

      o   None. Revenue from the related mortgaged property is paid to the related borrower and is not subject to a lockbox as of the origination date, and no lockbox is contemplated to be established during the mortgage loan term.

      In connection with any hard lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash that are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily and hospitality properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Mortgage loans whose terms call for

                                      S-148

the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

Appraisals

      In connection with the origination or securitization of each of the mortgage loans, the related mortgaged property was appraised by an independent appraiser that, generally, was a Member of the Appraisal Institute. Each such appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act
of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. There can be no assurance that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property. Moreover, such appraisals sought to establish the amount of typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the Cut-off Date is presented in this prospectus supplement for illustrative purposes only.

      The appraisals for certain of the mortgaged properties state a "stabilized value" as well as an "as-is" value for these properties based on the assumption that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the properties. The stabilized value is presented as the
Appraised Value in this prospectus supplement to the extent stated in the footnotes to Appendix II to this prospectus supplement.

Environmental Assessments

      An environmental site assessment was performed with respect to each mortgaged property except for mortgaged properties securing mortgage loans that are the subject of a secured creditor impaired property policy that we describe below under "--Environmental Insurance" generally within the twelve-month period preceding the origination or securitization of the related mortgage loan. In all cases, the environmental site assessment was a "Phase I" environmental assessment, generally performed in accordance with industry practice. In some cases, a "Phase II" environmental site assessment was also performed. In general, the environmental assessments contained no recommendations for further significant environmental remediation efforts which, if not undertaken, would have a material adverse effect on the interests of the Certificateholders.
However, in certain cases, the assessment disclosed the existence of or potential for adverse environmental conditions, generally the result of the activities of identified tenants, adjacent property owners or previous owners of the mortgaged property. In certain of such cases, the related borrowers were required to establish operations and maintenance plans, monitor the mortgaged property, abate or remediate the condition and/or provide additional security such as letters of credit, reserves or stand-alone secured creditor impaired property policies. See "Risk Factors--Environmental Risks Relating to Specific
Mortgaged Properties May Adversely Affect Payments On Your Certificates" in this prospectus supplement.

Property Condition Assessments

      In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination or securitization of the related mortgage loan, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems.
Engineering reports by licensed engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination or securitization of the related mortgage loan. See "Risk Factors--Property Inspections and Engineering Reports
May Not Reflect All Conditions That Require Repair On The Property" in this prospectus supplement. In certain cases where material deficiencies were noted
in such reports, the related borrower was required to establish reserves for replacement or repair or to remediate the deficiency.

                                      S-149

Seismic Review Process

      In general, the underwriting guidelines applicable to the origination of the mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting), be conditioned on satisfactory earthquake insurance or be declined.

Zoning and Building Code Compliance

      Each seller took steps to establish that the use and operation of the mortgaged properties that represent security for its mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but no assurance can be given that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, confirmations from government officials, title insurance endorsements, survey endorsements, appraisals, zoning consultants' reports and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related mortgage loan seller has informed us that it does not consider any such violations known to it to be material.

ENVIRONMENTAL INSURANCE

      In the case of one (1) mortgaged property, securing a mortgage loan representing 0.8% of the Initial Pool Balance (and representing 1.0% of the
Initial Loan Group 1 Balance), the related mortgage loan has the benefit of a stand-alone environmental insurance policy which will be assigned to the trust and which covers selected environmental matters with respect to the related property.

ADDITIONAL MORTGAGE LOAN INFORMATION

      Each of the tables presented in Appendix I sets forth selected characteristics of the Mortgage Pool presented, where applicable, as of the
Cut-off Date. For a detailed presentation of certain of the characteristics of the mortgage loans and the mortgaged properties, on an individual basis, see
Appendix II to this prospectus supplement, and for a brief summary of the ten
(10) largest mortgage loans (including crossed mortgage loans) in the Mortgage
Pool, see Appendix IV to this prospectus supplement. Additional information regarding the mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool"
section and (b) under "Legal Aspects Of Mortgage Loans" in the prospectus.

      For purposes of the tables in Appendix I and for the information presented in Appendix II and Appendix III:

      (1)   References to "DSCR" are references to "Debt Service Coverage
            Ratios." In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) Underwritable Cash Flow to (b) required current debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix I and the

                                      S-150

            information presented in Appendix II, Appendix III and Appendix IV, the "Debt Service Coverage Ratio" or "DSCR" for any mortgage loan is calculated pursuant to the definition of those terms under the
            "Glossary of Terms" in this prospectus supplement. For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II, Appendix III and
            Appendix IV, the "Debt Service Coverage Ratio" or "DSCR" for any
            mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement.
            For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio (unless otherwise indicated) reflects with respect to any Serviced Pari Passu Mortgage
            Loan, the aggregate indebtedness evidenced by the Serviced Pari
            Passu Mortgage Loan and the related Serviced Companion Mortgage
            Loan. The Debt Service Coverage Ratio information in this prospectus supplement with respect to any A/B Mortgage Loan, reflects the indebtedness under the related mortgage loan, but not the
            indebtedness on the related B Note. The Debt Service Coverage Ratio information in this prospectus supplement with respect to any mortgage loan that has subordinated, second lien indebtedness, reflects the indebtedness under the related mortgage loan, but not the subordinated, second lien indebtedness.

            In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritable Cash Flow for a mortgaged property, the applicable mortgage loan seller relied on rent rolls and other generally unaudited financial information provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the mortgage loan seller was aware (e.g., new signed leases or end of
            "free rent" periods and market data), and estimated capital expenditures, leasing commission and tenant improvement reserves.
            The applicable mortgage loan seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of Underwritable Cash Flow derived therefrom, based upon the mortgage loan seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information.
            In most cases, borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritable Cash Flow for mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was
            significantly higher than the market rent for similar properties.

            The Underwritable Cash Flow for residential cooperative mortgaged properties is based on projected net operating income at the mortgaged property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan, assuming that the related mortgaged property was operated as a rental property with rents set at prevailing market rates taking into account the presence, if any, of existing rent-controlled or rent-stabilized occupants, if any, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

            Historical operating results may not be available or were deemed not relevant for some of the mortgage loans which are secured by mortgaged properties with newly constructed improvements, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritable Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information such as estimates or budgets. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable mortgage loan seller in determining the presented operating information.

            The Debt Service Coverage Ratios are presented in this prospectus supplement for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan.
            Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

                                      S-151

      (2)   References to "DSCR Post IO Period" are references to "Debt Service
            Coverage Ratio Post IO Period." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II, Appendix III and Appendix IV, the "Debt Service Coverage Ratio Post IO Period" or "DSCR Post IO
            Period" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of Terms" in this prospectus supplement. For purposes of the information presented in this prospectus supplement, the Debt Service Coverage Ratio Post IO
            Period (unless otherwise indicated) reflects, for mortgage loans that require monthly payments of interest-only for a certain amount of time after origination followed by monthly payments of principal and interest for the remaining term of the mortgage loan, the annualized amount of debt service that will be payable under the mortgage loan after the beginning of the amortization term of the mortgage loan.

      (3)   References in the tables to "Cut-off Date LTV" are references to
            "Cut-off Date Loan-to-Value" and references to "Balloon LTV" are references to "Balloon Loan-to-Value." For purposes of this prospectus supplement, including for the tables in Appendix I and the information presented in Appendix II, Appendix III and Appendix
            IV, the "Cut-off Date LTV," "Cut-off Date Loan-to-Value," "Balloon
            LTV" or "Balloon Loan-to-Value" for any mortgage loan is calculated pursuant to the definition of those terms under the "Glossary of
            Terms" in this prospectus supplement. For purposes of the
            information presented in this prospectus supplement, the
            loan-to-value ratio reflects with respect to any Serviced Pari Passu
            Mortgage Loan, the aggregate indebtedness evidenced by the Serviced
            Pari Passu Mortgage Loan and the related Serviced Companion Mortgage
            Loan. The loan-to-value information in this prospectus supplement with respect to any A/B Mortgage Loan reflects the indebtedness under the related mortgage loan, but not the indebtedness on the related B Note. The loan-to-value information in this prospectus supplement with respect to any mortgage loan that has subordinated, second lien indebtedness, reflects the indebtedness under the related mortgage loan, but not the subordinated, second lien indebtedness.

            The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property Value and Condition--Appraisals."

            When information with respect to mortgaged properties is expressed as a percentage of the Initial Pool Balance, the percentages are based upon the Cut-off Date principal balances of the related mortgage loans or with respect to an individual property securing a multi-property mortgage loan, the portions of those loan balances allocated to such properties. The allocated loan amount for each mortgaged property securing a multi-property mortgage loan is set forth on Appendix II to this prospectus supplement.

            No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

      (4)   References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related mortgage loans.

      The sum in any column of any of the tables in Appendix I may not equal the indicated total due to rounding.

      Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender with quarterly and/or annual operating statements and rent rolls.

STANDARD HAZARD INSURANCE

      The master servicer is required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain for the related mortgaged property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein, which shall be obtained from an insurer

                                      S-152

meeting the requirements of the applicable loan documents. This includes a fire and hazard insurance policy with extended coverage that contains no exclusion for damages due to acts of terrorism (subject to the provisions set forth below). Certain mortgage loans may permit such hazard insurance policy to be maintained by a tenant at the related mortgaged property, or may permit the related borrower or its tenant to self-insure. The coverage of each such policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of the full replacement cost of the improvements that represent security for such mortgage loan, with no deduction for depreciation, and the outstanding principal balance owing on such mortgage loan, but in any event, unless otherwise specified in the applicable mortgage or mortgage note, in an amount sufficient to avoid the application of any coinsurance clause. The master servicer will be deemed to have satisfied the
Servicing Standard in respect of such insurance requirement if the borrower maintains, or the master servicer has otherwise caused to be obtained, a standard hazard insurance policy that is in compliance with the related mortgage loan documents, and, if required by such mortgage loan documents, the borrower pays, or the master servicer has otherwise caused to be paid, the premium required by the related insurance provider that is necessary to avoid an exclusion in such policy against "acts of terrorism" as defined by the Terrorism
Risk Insurance Act of 2002.

      If, on the date of origination of a mortgage loan, the portion of the improvements on a related mortgaged property was in an area identified in the
Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is required by the Federal Emergency
Management Agency and has been made available), the master servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance and Mitigation Administration in an
amount representing coverage of at least the lesser of:

      o   the outstanding principal balance of the related mortgage loan; and

      o   the maximum amount of such insurance available for the related mortgaged property, but only to the extent such mortgage loan permits the lender to require such coverage and such coverage conforms to the
          Servicing Standard.

      If a borrower fails to maintain such fire and hazard insurance, the master servicer will be required to obtain such insurance and the cost of the insurance will be a Servicing Advance made by the master servicer, subject to a determination of recoverability. The special servicer will be required to maintain fire and hazard insurance with extended coverage and, if applicable, flood insurance (and other insurance required under the related mortgage) on an
REO Property in an amount not less than the maximum amount obtainable with respect to such REO Property and the cost of the insurance will be a Servicing
Advance made by the master servicer, subject to a determination of recoverability, provided that the special servicer shall not be required in any event to maintain or obtain insurance coverage beyond what is reasonably available at a cost customarily acceptable and consistent with the Servicing
Standard; provided that the special servicer will be required to maintain insurance against property damage resulting from terrorism or similar acts if the terms of the related mortgage loan documents and the related mortgage so require unless the special servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located.

      In addition, the master servicer may require any borrower to maintain other forms of insurance as the master servicer may be permitted to require under the related mortgage, including, but not limited to, loss of rents endorsements and comprehensive public liability insurance. The master servicer will not require borrowers to maintain earthquake insurance unless the related borrower is required under the terms of its mortgage loan to maintain earthquake insurance. Any losses incurred with respect to mortgage loans due to uninsured risks, including terrorist attacks, earthquakes, mudflows and floods, or insufficient hazard insurance proceeds may adversely affect payments to
Certificateholders. The special servicer will have the right, but not the obligation, at the expense of the trust, to obtain earthquake insurance on any mortgaged property securing a Specially Serviced Mortgage Loan and/or any REO
Property so long as such insurance is available at commercially reasonable rates. The master servicer will not be required in any event to cause the borrower to maintain or itself obtain insurance coverage beyond what is available on commercially reasonable terms at a cost customarily acceptable (as determined by the master servicer) and consistent with the Servicing Standard;
provided that the master servicer will be obligated to cause the borrower to maintain or itself obtain insurance against property damage resulting from terrorism or similar

                                      S-153

acts if the terms of the related mortgage loan documents and the related mortgage so require unless the master servicer determines that (i) such insurance is not available at any rate or (ii) such insurance is not available at commercially reasonable rates and such hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which such related mortgaged property is located. Notwithstanding the limitation set forth in the preceding sentence, if the related mortgage loan documents and the related mortgage require the borrower to maintain insurance against property damage resulting from terrorism or similar acts, the master servicer will, prior to availing itself of any limitation described in that sentence with respect to any mortgage loan (or any component loan of an A/B Mortgage Loan) that has a principal balance in excess of $2,500,000, obtain the approval or disapproval of the special servicer and the Operating Adviser to the extent required by, and in accordance with the procedures set forth in, the Pooling and Servicing Agreement. The master servicer will be entitled to rely on the determination of the special servicer made in connection with such approval or disapproval. The special servicer will decide whether to withhold or grant such approval in accordance with the
Servicing Standard. If any such approval has not been expressly denied within seven (7) business days of receipt by the special servicer and Operating Adviser from the master servicer of the master servicer's determination and analysis and all information reasonably requested thereby and reasonably available to the master servicer in order to make an informed decision, such approval will be deemed to have been granted. See "Risk Factors--The Absence Of Or Inadequacy Of
Insurance Coverage On The Property May Adversely Affect Payments On Your
Certificates" in this prospectus supplement.

SALE OF THE MORTGAGE LOANS

      On the Closing Date, each mortgage loan seller will sell its mortgage loans, without recourse, to the Depositor, and the Depositor, in turn, will sell all of the mortgage loans, without recourse and will assign the representations and warranties made by each mortgage loan seller in respect of the mortgage loans and the related remedies for breach of the representations and warranties to the trustee for the benefit of the Certificateholders. In connection with such assignments, each mortgage loan seller is required in accordance with the related Mortgage Loan Purchase Agreement to deliver the Mortgage File, with respect to each mortgage loan so assigned by it to the trustee or its designee.

      The trustee will be required to review the documents delivered by each mortgage loan seller with respect to its mortgage loans within 75 days following the Closing Date, and the trustee will hold the related documents in trust.
Within 45 days following the Closing Date, pursuant to the Pooling and Servicing
Agreement, the assignments with respect to each mortgage loan and any related assignment of rents and leases, as described in the "Glossary of Terms" under the term "Mortgage File," are to be completed in the name of the trustee, if delivered in blank, and submitted for recording in the real property records of the appropriate jurisdictions at the expense of the applicable mortgage loan seller. Within 10 days following the Closing Date, each mortgage loan seller has agreed to submit or cause to be submitted for filing, at the expense of related mortgage loan seller and, in the appropriate public office for Uniform
Commercial Code filings, assignments to the trustee of financing statements relating to each mortgage loans' original mortgage note.

REPRESENTATIONS AND WARRANTIES

      In each Mortgage Loan Purchase Agreement, the related mortgage loan seller has represented and warranted with respect to each of its mortgage loans, subject to certain specified exceptions, as of the Closing Date or as of such other date specifically provided in the representation and warranty, among other things, generally to the effect that:

      (1)   the information presented in the schedule of the mortgage loans attached to the related Mortgage Loan Purchase Agreement is complete, true and correct in all material respects;

      (2)   such mortgage loan seller owns the mortgage loan free and clear of any and all pledges, liens and/or other encumbrances;

      (3)   no Scheduled Payment of principal and interest under the mortgage loan was 30 days or more past due as of the Cut-off Date, and the mortgage loan has not been 30 days or more delinquent in the twelve-month period immediately preceding the Cut-off Date;

                                      S-154

      (4)   the related mortgage constitutes a valid and, subject to certain creditors' rights exceptions, enforceable first priority mortgage lien, subject to certain permitted encumbrances, upon the related mortgaged property;

      (5)   the assignment of the related mortgage in favor of the trustee constitutes a legal, valid and binding assignment;

      (6)   the related assignment of leases establishes and creates a valid and, subject to certain creditors' rights exceptions, enforceable first priority lien in the related borrower's interest in all leases of the mortgaged property;

      (7)   the mortgage has not been satisfied, cancelled, rescinded or subordinated in whole or in material part, and the related mortgaged property has not been released from the lien of such mortgage, in whole or in material part;

      (8)   except as set forth in a property inspection report prepared in connection with the origination or securitization of the mortgage loan, the related mortgaged property is, to the mortgage loan seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan;

      (9)   the mortgage loan seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any mortgaged property;

      (10)  the related mortgaged property is covered by an American Land Title
Association, or an equivalent form of, lender's title insurance policy that insures that the related mortgage is a valid, first priority lien on such mortgaged property, subject only to certain permitted encumbrances;

      (11)  the proceeds of the mortgage loan have been fully disbursed and there is no obligation for future advances with respect to the mortgage loan;

      (12)  except in the case of the mortgage loans covered by the secured creditor impaired property policy that we describe above, an environmental site assessment or update of a previous assessment was performed with respect to the mortgaged property in connection with the origination or securitization of the related mortgage loan, a report of each such assessment (or the most recent assessment with respect to each mortgaged property) has been delivered to the
Depositor, and such seller has no knowledge of any material and adverse environmental condition or circumstance affecting such mortgaged property that was not disclosed in such report;

      (13)  each mortgage note, mortgage and other agreement that evidences or secures the mortgage loan is, subject to certain creditors' rights exceptions and other exceptions of general application, the legal, valid and binding obligation of the maker, enforceable in accordance with its terms, and there is no valid defense, counterclaim or right of offset or rescission available to the related borrower with respect to such mortgage note, mortgage or other agreement;

      (14)  the related mortgaged property is, and is required pursuant to the related mortgage to be, insured by casualty, business interruption and liability insurance policies of a type specified in the related Mortgage Loan Purchase
Agreement;

      (15)  there are no delinquent or unpaid taxes, assessments or other outstanding charges affecting the related mortgaged property that are or may become a lien of priority equal to or higher than the lien of the related
Mortgage;

      (16)  the related borrower is not a debtor in any state or federal bankruptcy or insolvency proceeding;

      (17)  no mortgage requires the holder of it to release all or any material portion of the related mortgaged property from the lien of the mortgage except upon payment in full of the mortgage loan, a defeasance of the mortgage loan or, in certain cases, upon (a) the satisfaction of certain legal and underwriting requirements and/or (b)

                                      S-155

except where the portion of the related mortgaged property permitted to be released was not considered by the mortgage loan seller to be material in underwriting the mortgage loan, the payment of a release price and prepayment consideration in connection therewith;

      (18)  there exists no material default, breach, violation or event of acceleration, and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing, under the related mortgage note or mortgage in any such case to the extent the same materially and adversely affects the value of the mortgage loan and the related mortgaged property, other than those defaults that are covered by certain other of the preceding representations and warranties;

      (19)  the related mortgaged property consists of a fee simple estate in real estate or, if the related mortgage encumbers the interest of a borrower as a lessee under a ground lease of the mortgaged property (a) such ground lease or a memorandum of the ground lease has been or will be duly recorded and (or the related estoppel letter or lender protection agreement between the seller and related lessor) permits the interest of the lessee under the ground lease to be encumbered by the related mortgage; (b) the lessee's interest in such ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related mortgage, other than certain permitted encumbrances;
(c) the borrower's interest in such ground lease is assignable to the Depositor and its successors and assigns upon notice to, but without the consent of, the lessor under the ground lease (or if it is required it will have been obtained prior to the Closing Date); (d) such ground lease is in full force and effect and the seller has received no notice that an event of default has occurred under the ground lease; (e) such ground lease, or a related estoppel letter, requires the lessor under such ground lease to give notice of any default by the lessee to the holder of the mortgage and further provides that no notice of termination given under such ground lease is effective against such holder unless a copy has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on the terms that do not materially vary from the economic terms of the ground lease; (f) the holder of the mortgage is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such ground lease) to cure any default under such ground lease, which is curable after the receipt of notice of any such default, before the lessor under the ground lease may terminate such ground lease; and (g) such ground lease has an original term
(including any extension options set forth therein) which extends not less than twenty years beyond the scheduled maturity date of the related mortgage loan;
and

      (20)  the related mortgage loan documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of lender incurred in connection with the defeasance of such mortgage loan and the release of the related mortgaged property, and the borrower is required to pay all reasonable costs and expenses of lender associated with the approval of an assumption of such mortgage loan.

REPURCHASES AND OTHER REMEDIES

      If any mortgage loan document required to be delivered to the trustee by a mortgage loan seller with respect to its mortgage loans as described under
"--Sale of the Mortgage Loans" above has a Material Document Defect, or if there is a Material Breach by a mortgage loan seller regarding the characteristics of any of its mortgage loans and/or the related mortgaged properties as described under "--Representations and Warranties" above, then such mortgage loan seller will be obligated to cure such Material Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period.
Notwithstanding the foregoing, in the event that the payments described under subparagraph 20 of the preceding paragraph above are insufficient to pay the expenses associated with such defeasance or assumption of the related mortgage loan, it shall be the sole obligation of the related mortgage loan seller to pay an amount sufficient to pay such expenses.

      If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure
Period, the related mortgage loan seller will be obligated, not later than the last day of such Permitted Cure Period, to:

      o   repurchase the affected mortgage loan from the trust at the Purchase
          Price; or,

      o   at its option, if within the two-year period commencing on the Closing
          Date, replace such mortgage loan with a Qualifying Substitute Mortgage
          Loan, and pay an amount generally equal to the excess of

                                      S-156

          the applicable Purchase Price for the mortgage loan to be replaced
          (calculated as if it were to be repurchased instead of replaced), over the unpaid principal balance of the applicable Qualifying Substitute
          Mortgage Loan as of the date of substitution, after application of all payments due on or before such date, whether or not received.

      The related mortgage loan seller must cure any Material Document Defect or
Material Breach within the Permitted Cure Period, provided, however, that if such Material Document Defect or Material Breach would cause the mortgage loan to be other than a "qualified mortgage", as defined in the Code, then the repurchase or substitution must occur within 90 days from the date the mortgage loan seller was notified of the defect or breach.

      The foregoing obligations of any mortgage loan seller to cure a Material
Document Defect or a Material Breach in respect of any of its mortgage loans or the obligation of any mortgage loan seller to repurchase or replace the defective mortgage loan, will constitute the sole remedies of the trustee and the Certificateholders with respect to such Material Document Defect or Material
Breach; and none of us, the other mortgage loan sellers or any other person or entity will be obligated to repurchase or replace the affected mortgage loan if the related mortgage loan seller defaults on its obligation to do so. Each mortgage loan seller is obligated to cure, repurchase or replace only mortgage loans that are sold by it, and will have no obligations with respect to any mortgage loan sold by any other mortgage loan seller.

      If (x) a mortgage loan is to be repurchased or replaced as contemplated above (a "Defective Mortgage Loan"), (y) such Defective Mortgage Loan is cross-collateralized and cross-defaulted with one or more other mortgage loans
("Crossed Mortgage Loans") and (z) the applicable Document Defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such Crossed Mortgage Loans (without regard to this paragraph), then the applicable Document Defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such Crossed Mortgage Loan, and the applicable mortgage loan seller shall be obligated to repurchase or replace each such Crossed Mortgage Loan in accordance with the provisions of the applicable Mortgage Loan Purchase
Agreement, unless, in the case of such breach or Document Defect, (A) the applicable mortgage loan seller provides a nondisqualification opinion to the trustee at the expense of that mortgage loan seller and (B) both of the following conditions would be satisfied if that mortgage loan seller were to repurchase or replace only those mortgage loans as to which a Material Breach or
Material Document Defect had occurred (without regard to this paragraph) (the
"Affected Loan(s)"): (i) the Debt Service Coverage Ratio for all those Crossed
Mortgage Loans (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the greater of (A) the Debt Service Coverage Ratio for all those Crossed Mortgage Loans
(including the Affected Loan(s)) set forth in Appendix II to this prospectus supplement and (B) 1.25x, and (ii) the loan-to-value ratio for all those Crossed
Mortgage Loans (excluding the Affected Loan(s)) is not greater than the lesser of (A) the current loan-to-value ratio for all those Crossed Mortgage Loans
(including the Affected Loan(s)) set forth in Appendix II to this prospectus supplement and (B) 75%. The determination of the master servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The master servicer will be entitled to cause to be delivered, or direct the applicable mortgage loan seller to (in which case that mortgage loan seller shall) cause to be delivered to the master servicer: (A) an appraisal of any or all of the related mortgaged properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of that mortgage loan seller if the scope and cost of the appraisal is approved by that mortgage loan seller (such approval not to be unreasonably withheld) and (B) an opinion of counsel that not requiring the repurchase of each such other mortgage loan will not result in an
Adverse REMIC Event, as defined in the Pooling and Servicing Agreement.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

      The description in this prospectus supplement of the Mortgage Pool and the mortgaged properties is based upon the Mortgage Pool as expected to be constituted at the time the offered certificates are issued. Prior to the issuance of the offered certificates, a mortgage loan may be removed from the
Mortgage Pool if we deem such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the
Mortgage Pool prior to the issuance of the offered certificates, unless including such mortgage loans would materially alter the characteristics of the
Mortgage Pool as described in this prospectus supplement. The information presented in this prospectus supplement is representative of the characteristics of the Mortgage Pool as it will be

                                      S-157

constituted at the time the offered certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the Mortgage Pool may vary.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS

      With respect to any Mortgage Loan for which the related assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements have been recorded in the name of Mortgage Electronic
Registration Systems, Inc. ("MERS") or its designee, no assignment of mortgage, assignment of assignment of leases, security agreements and/or UCC financing statements in favor of the trustee will be required to be prepared or delivered.
Instead, the related mortgage loan seller will be required to take all actions as are necessary to cause the trustee on behalf of the Trust to be shown as, and the trustee will be required to take all actions necessary to confirm that the trustee on behalf of the Trust is shown as, the owner of the related mortgage loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The trustee will include the foregoing confirmation in the certification required to be delivered by the trustee after the Closing Date pursuant to the Pooling and Servicing Agreement.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

      The master servicer and the special servicer, either directly or through sub-servicers, will be required to service and administer the mortgage loans in accordance with the Servicing Standard. Each of the master servicer and the special servicer is required to adhere to the Servicing Standard without regard to any conflict of interest that it may have, any fees or other compensation to which it is entitled, any relationship it may have with any borrower, and the different payment priorities among the Classes of certificates. Each of the master servicer and the special servicer may become the owner or pledgee of certificates with the same rights as each would have if it were not the master servicer or the special servicer, as the case may be.

      Any such interest of the master servicer or the special servicer in the certificates will not be taken into account when evaluating whether actions of the master servicer or the special servicer are consistent with their respective obligations in accordance with the Servicing Standard, regardless of whether such actions may have the effect of benefiting the Class or Classes of certificates owned by the master servicer or the special servicer. In addition, the master servicer or the special servicer may, under limited circumstances, lend money on a secured or unsecured basis to, accept deposits from, and otherwise generally engage in any kind of business or dealings with, any borrower as though the master servicer or the special servicer were not a party to the transactions contemplated hereby.

      Each of the master servicer and the special servicer is permitted to enter into a sub-servicing agreement and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement; provided that none of the master servicer or the special servicer may appoint a sub-servicer after the
Closing Date without the Depositor's prior consent to the extent set forth in the Pooling and Servicing Agreement, which consent may not be unreasonably withheld. However, any subservicing is subject to various conditions set forth in the Pooling and Servicing Agreement including the requirement that the master servicer or the special servicer, as the case may be, will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The master servicer or the special servicer, as the case may be, will be required to pay any servicing compensation due to any sub-servicer out of its own funds.

      The master servicer or special servicer may resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, upon 30 days notice to the trustee, provided that:

      o   a successor master servicer or special servicer is available, has a net worth of at least $15,000,000 and is willing to assume the obligations of the master servicer or special servicer, and accepts appointment as successor master servicer or special servicer, on substantially the same terms and conditions, and for not more than equivalent compensation and, in the case of the special servicer, is reasonably acceptable to the Operating Adviser, the Depositor and the trustee;

                                      S-158

      o   the master servicer or special servicer bears all costs associated with its resignation and the transfer of servicing; and

      o   the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

      Furthermore, the master servicer or special servicer may resign if it determines that its duties are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. If the master servicer ceases to serve as such and shall not have been replaced by a qualified successor, the trustee or an agent of the trustee will assume the master servicer's duties and obligations under the
Pooling and Servicing Agreement. If the special servicer shall cease to serve as such and a qualified successor shall not have been engaged, the trustee or an agent will assume the duties and obligations of the special servicer. In the event the trustee or any agent of the trustee assumes the duties and obligations of the master servicer or special servicer under such circumstances, the trustee will be permitted to resign as master servicer or special servicer notwithstanding the first sentence of this paragraph if it has been replaced by a qualified successor pursuant to the terms of the Pooling and Servicing
Agreement.

      The relationship of each of the master servicer and the special servicer to the trustee is intended to be that of an independent contractor and not that of a joint venturer, partner or agent.

      The master servicer will have no responsibility for the performance by the special servicer, to the extent they are different entities, of its duties under the Pooling and Servicing Agreement, and the special servicer will have no responsibility for the performance by the master servicer of its duties under the Pooling and Servicing Agreement.

      The master servicer initially will be responsible for servicing and administering the entire pool of mortgage loans. The special servicer will be responsible for servicing and administering any Specially Serviced Mortgage
Loans.

      Upon the occurrence of any of the events set forth under the definition of the term "Specially Serviced Mortgage Loan" in the "Glossary of Terms" in this prospectus supplement (generally regarded as "Servicing Transfer Events"), the master servicer will be required to transfer its principal servicing responsibilities with respect to a Specially Serviced Mortgage Loan to the special servicer in accordance with the procedures set forth in the Pooling and
Servicing Agreement. Notwithstanding such transfer, the master servicer will continue to receive any payments on such mortgage loan, including amounts collected by the special servicer, to make selected calculations with respect to such mortgage loan, and to make remittances to the paying agent and prepare reports for the trustee and the paying agent with respect to such mortgage loan.
If title to the related mortgaged property is acquired by the trust, whether through foreclosure, deed in lieu of foreclosure or otherwise, the special servicer will be responsible for the operation and management of the property and such loan will be considered a Specially Serviced Mortgage Loan.

      A Specially Serviced Mortgage Loan can become a Rehabilitated Mortgage
Loan to which the master servicer will re-assume all servicing responsibilities.

      The master servicer and the special servicer will, in general, each be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. See "Description of the Offered
Certificates--Advances--Servicing Advances" in this prospectus supplement.

      The master servicer and the special servicer and any partner, representative, affiliate, member, manager, director, officer, employee or agent of any of them will be entitled to indemnification from the trust out of collections on, and other proceeds of, the mortgage loans (and, if and to the extent that the matter relates to a B Note or a Serviced Companion Mortgage
Loan, out of collections on, and other proceeds of, the B Note or the Serviced
Companion Mortgage Loan) against any loss, liability, or expense incurred in connection with any legal action relating to the Pooling and Servicing
Agreement, the mortgage loans, any B Note, any Serviced Companion

                                      S-159

Mortgage Loan or the certificates other than any loss, liability or expense incurred by reason of the master servicer's, special servicer's or such person's willful misfeasance, bad faith or negligence in the performance of their duties under the Pooling and Servicing Agreement.

SERVICING OF THE RITZ-CARLTON LOAN GROUP AND THE A/B MORTGAGE LOANS

SERVICING OF THE RITZ-CARLTON LOAN GROUP

      Mortgage Loan Nos. 1-5 (the "Ritz-Carlton Pari Passu Loan"), which had an aggregate outstanding principal balance as of the Cut-off Date of $266,778,306, representing 9.8% of the Initial Pool Balance, is secured by the same mortgaged properties on a pari passu basis with another note (the "Ritz-Carlton Companion
Loan"), and on a subordinate basis with a subordinate note (the "Ritz-Carlton B
Note"). The Ritz-Carlton Pari Passu Loan, the Ritz-Carlton Companion Loan and
the Ritz-Carlton B Note have the same borrower and are all secured by the same mortgage instrument encumbering the same mortgaged property. The interest rate and maturity date of the Ritz-Carlton Companion Loan are identical to those of the Ritz-Carlton Pari Passu Loan. Payments from the borrower under the
Ritz-Carlton Loan Group will be applied on a pari passu basis to the
Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan. The
Ritz-Carlton Companion Loan had an original principal balance as of the Cut-off
Date of $39,522,712. The Ritz-Carlton B Note had an original principal balance of $50,000,000. The Ritz-Carlton Companion Loan and the Ritz-Carlton B Note or a
portion of such notes may be included in a future securitization. The
Ritz-Carlton Companion Loan and the Ritz-Carlton B Note are not assets of the trust. The Ritz-Carlton Pari Passu Loan, the Ritz-Carlton Companion Loan and the
Ritz-Carlton B Note are collectively referred to in this prospectus supplement as the "Ritz-Carlton Loan Group." The Ritz-Carlton Loan Group will be serviced pursuant to the Pooling and Servicing Agreement. The master servicer will make servicing advances in respect of the mortgaged property securing the
Ritz-Carlton Loan Group, but will make P&I advances only in respect of the
Ritz-Carlton Pari Passu Loan and will remit collections on the Ritz-Carlton Pari
Passu Loan to, or on behalf of, the trust.

      The Ritz-Carlton Companion Loan and the Ritz-Carlton B Note have the same maturity date as the Ritz-Carlton Pari Passu Loan and accrue interest at a fixed rate. On the last business day of each month ending prior to the stated maturity date, the related borrower is required to make a payment of principal and interest in arrears on the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
Companion Loan and interest only on the Ritz-Carlton B Note. Such payments will be applied in accordance with the Ritz-Carlton Intercreditor Agreement.

      Distributions. Under the terms of the Ritz-Carlton Intercreditor
Agreement, if no monetary or other material event of default has occurred and is continuing (or if a monetary or other material event of default that has occurred is no longer continuing), all amounts tendered by the related borrower or otherwise available for payment on the Ritz-Carlton Pari Passu Loan and the
Ritz-Carlton Companion Loan, however received (other than funds to repair or restore the mortgaged property or to be released to the related borrower in accordance with the Servicing Standard as applied to the mortgage loan documents, servicing fees and trustee fees, reimbursement of costs and expenses, and reimbursement of the trust (or the master servicer or trustee) for Advances and interest thereon) will be distributed by the master servicer in the following order of priority, in each case to the extent of available funds, (and payments will be made at such times as are set forth in the Ritz-Carlton
Intercreditor Agreement):

      o   first, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to the accrued and unpaid interest on the Ritz-Carlton Pari
          Passu Loan principal balance and the Ritz-Carlton Companion Loan principal balance at (x) the Ritz-Carlton Pari Passu Loan interest rate minus (y) the servicing fee rate;

      o   second, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to any principal payments required to be applied in reduction of the Ritz-Carlton Pari Passu Loan principal balance and the
          Ritz-Carlton Companion Loan principal balance in accordance with the related mortgage loan documents;

      o   third, to the holder of the Ritz-Carlton B Note, up to the aggregate amount of all payments made by the holder of the Ritz-Carlton B Note in connection with the exercise of its cure rights hereunder;

                                      S-160

      o   fourth, to the holder of the Ritz-Carlton B Note in an amount equal to the accrued and unpaid interest on the Ritz-Carlton B Note principal balance at the Ritz-Carlton B Note interest rate;

      o   fifth, to the holder of the Ritz-Carlton B Note in an amount equal to any principal payments required to be applied in reduction of the
          Ritz-Carlton B Note principal balance in accordance with the related mortgage loan documents;

      o   sixth, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, an amount equal to any Prepayment Premium due in respect of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan;

      o   seventh, any default interest in excess of the interest paid in accordance with the foregoing clauses first and fourth that is due and payable to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan to the extent actually paid by the related borrower in respect of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan, will be paid to the Ritz-Carlton
          Pari Passu Loan and the Ritz-Carlton Companion Loan to the extent not payable pursuant to the Pooling and Servicing Agreement (x) to cover interest on Advances, (y) to offset additional trust fund expenses or
          (z) to any servicer or trustee;

      o   eighth, any default interest that is due and payable to the holder of the Ritz-Carlton B Note, in excess of the interest paid in accordance with the foregoing clauses first and fourth in respect of Ritz-Carlton
          B Note, to the extent actually paid by the related borrower will be paid to the holder of the Ritz-Carlton B Note; and

      o   ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to a party other than a holder under the mortgage loan documents, and not otherwise applied in accordance with the foregoing clauses first through eighth, such amount will be paid to the holder of the Ritz-Carlton Pari Passu
          Loan, the holder of the Ritz-Carlton Companion Loan and the holder of the Ritz-Carlton B Note on a pro rata basis.

      Following the occurrence and during the continuance of a monetary or other material event of default with respect to the Ritz-Carlton Loan Group, all amounts tendered by the related borrower or otherwise available for payment on the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan, however received (other than funds to repair or restore the mortgaged property or to be released to the related borrower in accordance with the Servicing Standard as applied to the mortgage loan documents, servicing fees and trustee fees, reimbursement of costs and expenses, and reimbursement of the trust (or the master servicer or trustee) for Advances and interest thereon) will be distributed by the master servicer in the following order of priority, in each case to the extent of available funds (and payments will be made at such times as are set forth in the Ritz-Carlton Intercreditor Agreement):

      o   first, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to the accrued and unpaid interest on the Ritz-Carlton Pari
          Passu Loan principal balance and the Ritz-Carlton Companion Loan principal balance at (x) the Ritz-Carlton Pari Passu Loan interest rate minus (y) the servicing fee rate;

      o   second, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, in an amount equal to the Ritz-Carlton Pari Passu Loan principal balance and the
          Ritz-Carlton Companion Loan principal balance, until such amounts have been paid in full;

      o   third, to the holder of the Ritz-Carlton B Note, up to the aggregate amount of all payments made by the holder of the Ritz-Carlton B Note in connection with the exercise of its cure rights hereunder;

      o   fourth, to the holder of the Ritz-Carlton B Note in an amount equal to the accrued and unpaid interest on the Ritz-Carlton B Note principal balance at the Ritz-Carlton B Note interest rate;

                                      S-161

      o   fifth, to the holder of the Ritz-Carlton B Note in an amount equal to the Ritz-Carlton B Note principal balance, until such amount has been paid in full;

      o   sixth, to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan, pro rata, an amount equal any Prepayment Premium due in respect of the Ritz-Carlton Pari Passu
          Loan and the Ritz-Carlton Companion Loan;

      o   seventh, any default interest that is due and payable to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton
          Companion Loan, in excess of the interest paid in accordance with the foregoing clauses first and fourth in respect of the Ritz-Carlton Pari
          Passu Loan and the Ritz-Carlton Companion Loan, to the extent actually paid by the related borrower, to the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan to the extent not payable pursuant to the Pooling and Servicing Agreement (x) to cover interest on Advances,
          (y) to offset additional trust fund expenses or (z) to any servicer or trustee;

      o   eighth, any default interest that is due and payable to the holder of the Ritz-Carlton B Note, in excess of the interest paid in accordance with the foregoing clauses first and fourth in respect of the
          Ritz-Carlton B Note, to the extent actually paid by the related borrower will be paid to the holder of the Ritz-Carlton B Note; and

      o   ninth, if any excess amount is paid by the related borrower and is not required to be returned to the related borrower or to another person, and not otherwise applied in accordance with the foregoing clauses first through eighth, such remaining amount will be paid to the holder of the Ritz-Carlton Pari Passu Loan, the holder of the Ritz-Carlton
          Companion Loan and the holder of the Ritz-Carlton B Note, pro rata
          (based on the initial Ritz-Carlton Loan Group principal balance).

      Subject to the Ritz-Carlton B Note financing provisions of the
Ritz-Carlton Intercreditor Agreement, if the related borrower or an affiliate of the related borrower holds the Ritz-Carlton B Note, any amounts payable pursuant to the foregoing clauses eighth and/or ninth will be paid to the Ritz-Carlton
Pari Passu Loan and the Ritz-Carlton Companion Loan prior to any amounts being paid to the holder of the Ritz-Carlton B Note.

Rights of the Holder of the Ritz-Carlton B Note

      The holder of the Ritz-Carlton B Note has certain rights under the
Ritz-Carlton Intercreditor Agreement, including, among others, the following:

      Option to Cure Defaults Under the Ritz-Carlton Loan Group. The holder of the Ritz-Carlton B Note has the right to cure events of default with respect to the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan, (i) in the
case of a monetary default, within 10 days after such default and (ii) in the case of a default, other than a monetary default or a bankruptcy of the related borrower, within 30 days after such default as long as the holder of the
Ritz-Carlton B Note is diligently proceeding with such cure, but at no other times. When the cure is effected, by payment or otherwise, the holder of the
Ritz-Carlton B Note must pay or reimburse the holder of the Ritz-Carlton Pari
Passu Loan, the holder of the Ritz-Carlton Companion Loan, the master servicer, the special servicer and the trustee, as applicable, for all costs related to the default during the time from the default until the default is cured.
Defaults are not treated as events of default by the holder of the Ritz-Carlton
Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan with respect to distributions and determining whether the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan will be Specially Serviced Mortgage Loans so long as, in the case of a monetary default, a cure payment is made within the applicable time limit, or in the case of a non-monetary default (which is susceptible to being cured), the holder of the Ritz-Carlton B Note is pursuing a cure within the applicable time limit, though such limitation does not prevent the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
Ritz-Carlton Companion Loan from collecting default interest, late charges or any similar or applicable amounts from the related borrower. The holder of the
Ritz-Carlton B Note may not cure a monetary event of default or non-monetary event of default more than six times over the life of such loan without the consent of the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
Ritz-Carlton Companion Loan or if the Ritz-Carlton Pari Passu Loan and the
Ritz-Carlton Companion Loan are in a securitization, the holder of the
Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan or the master servicer, with the consent of the

                                      S-162

Controlling Class, directing Certificateholder or other similar entity, except that the master servicer cannot so consent if it was appointed by or is affiliated with the holder of the Ritz-Carlton B Note. No single cure event may exceed three consecutive months. Cure events do not excuse the related borrower's obligations or waive or prejudice the holder of the Ritz-Carlton Pari
Passu Loan and the holder of the Ritz-Carlton Companion Loan's rights under the loan documents. Subject to the terms of the Ritz-Carlton Intercreditor
Agreement, the holder of the Ritz-Carlton B Note will be subrogated to the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton
Companion Loan's rights to any payment owing to the holder of the Ritz-Carlton
Pari Passu Loan and the Ritz-Carlton Companion Loan for which the holder of the
Ritz-Carlton B Note makes a cure payment but such subrogation rights may not be exercised against the related borrower until the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan are paid in full. The foregoing rights may not be exercised by the related borrower or an affiliate of such borrower that may hold the Ritz-Carlton B Note; however, if such borrower (or affiliate) has pledged the Ritz-Carlton B Note to a bona fide lender, such lender may exercise such rights.

      Option to Purchase the Ritz-Carlton Pari Passu Loan. The holder of the
Ritz-Carlton B Note has the right at any time that (i) any principal or interest payment is 90 or more days delinquent, (ii) the loan has been accelerated, (iii)
the principal balance is not paid at maturity, (iv) the related borrower files a petition for bankruptcy or (v) the loan becomes a Specially Serviced Mortgage
Loan (and is either in default or a default thereto is reasonably foreseeable), to purchase the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion
Loan, at a price generally equal to the sum of the unpaid principal balance of the Ritz-Carlton Pari Passu Loan and the unpaid principal balance of the
Ritz-Carlton Companion Loan, accrued and unpaid interest and any unreimbursed
Advances and interest thereon on the Ritz-Carlton Pari Passu Loan and the
Ritz-Carlton Companion Loan at the reimbursement rate, plus any Master Servicing
Fees and Special Servicing Fees including compensation and all other amounts payable pursuant to the Pooling and Servicing Agreement) allocable to the
Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan and interest thereon at the reimbursement rate. If the entity exercising the right to purchase is not the related borrower or an affiliate of the related borrower, such purchaser will not be responsible for any Prepayment Premium, exit fee or, if the loan is purchased within the option period specified in the Ritz-Carlton
Intercreditor Agreement, any interest payable at the default rate. The holder of the Ritz-Carlton B Note will also pay all purchase-related out-of-pocket costs and expenses of the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton Companion Loan. The foregoing option to purchase terminates when the mortgaged property becomes an REO Property. The foregoing rights may not be exercised by the related borrower or an affiliate of such borrower that may hold the Ritz-Carlton B Note; however, if such borrower (or affiliate) has pledged the Ritz-Carlton B Note to a bona fide lender, such lender may exercise such rights.

      Consent Rights of the holder of the Ritz-Carlton B Note. Pursuant to the
Ritz-Carlton Intercreditor Agreement, the "Directing Holder" has the right to consent to the master servicer's or the special servicer's taking (as the case may be), subject to the Servicing Standard under the Pooling and Servicing
Agreement, certain actions with respect to the Ritz-Carlton Loan Group, including, without limitation:

   o  any proposed or actual foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of the related mortgaged property and other collateral securing the Ritz-Carlton
      Pari Passu Loan and the Ritz-Carlton Companion Loan if it comes into and continues in default or other enforcement action under the mortgage loan documents;

   o  any proposed modification, extension, amendment or waiver of a money term
      (including timing of payments) or other material non-monetary term of the
      Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan;

   o  any proposed or actual sale of the mortgaged property or any material portion thereof (other than in connection with a termination of the trust)
      for less than the Purchase Price (as defined in the Pooling and Servicing
      Agreement);

   o  any acceptance of a discounted payoff of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan;

                                      S-163

   o  any determination to bring the mortgaged property or REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at the mortgaged property or REO Property;

   o  any release of collateral for the Ritz-Carlton Pari Passu Loan and the
      Ritz-Carlton Companion Loan or any release of a mortgage loan borrower or any guarantor under the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
      Companion Loan (other than in accordance with the terms of the
      Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan (with no material discretion by the mortgagee), or upon satisfaction of, the
      Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan);

   o  any acceptance of a substitute or additional collateral for the
      Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan (other than in accordance with the terms of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan with no material discretion by the mortgagee);

   o  any waiver or consent to waiver of a "due-on-sale" or "due-on-encumbrance"
      clause;

   o  any acceptance of an assumption agreement releasing a mortgage loan borrower or a guarantor from liability under the Ritz-Carlton Pari Passu
      Loan and the Ritz-Carlton Companion Loan;

   o  any acceptance of a change in the property management company (provided that the unpaid principal balance of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan is greater than $5,000,000) or, if applicable, hotel franchise for the mortgaged property;

   o  any determination by the special servicer pursuant to the Pooling and
      Servicing Agreement that the Ritz-Carlton Pari Passu Loan and the
      Ritz-Carlton Companion Loan have become Specially Serviced Mortgage Loans;

   o  any determination by the master servicer or special servicer that a
      Servicing Transfer Event has occurred with respect to the Ritz-Carlton
      Pari Passu Loan and the Ritz-Carlton Companion Loan solely by reason of the failure of the related borrower to maintain or cause to be maintained insurance coverage against damages or losses arising from acts of terrorism;

   o  any extension of the maturity date of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan;

   o  subject to the Directing Holder's rights set forth in the Ritz-Carlton
      Intercreditor Agreement, any approval of a replacement special servicer for the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan
      (other than in connection with a successor special servicer upon the occurrence of an event of default with respect to the special servicer under the Pooling and Servicing Agreement);

   o  any waiver of amounts required to be deposited into escrow reserve accounts under the mortgage loan documents, or any modification or amendment to such documents that would modify the amount of funds required to be so deposited;

   o  the release of or adjustment to any escrow or reserve funds held in connection with the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton
      Companion Loan to which the related borrower is not entitled; and

   o  the approval of any annual budget for the mortgaged property (insofar as such approval is required of the lender under the mortgage loan documents).

      The foregoing consent rights belong to the holder of more than 50% of the principal balance of the Ritz-Carlton B Note, unless such holder is the related borrower or an affiliate of the related borrower, or if the initial unpaid principal balance of the Ritz-Carlton B Note minus the sum of (i) any principal payments allocated or received on the Ritz-Carlton B Note, (ii) any appraisal reductions allocated to the Ritz-Carlton B Note and (iii)

                                      S-164

realized losses allocated to the Ritz-Carlton B Note is less than 25% of the initial unpaid principal balance of the Ritz-Carlton B Note.

      In addition, no advice, direction or objection from or by the Directing
Holder may (and the master servicer and special servicer, as applicable, will ignore and act without regard to any such advice, direction or objection that such servicer has determined, in its reasonable, good faith judgment, will)
require or cause such servicer to violate any provision of the Ritz-Carlton
Intercreditor Agreement, the related mortgage loan documents, the Pooling and
Servicing Agreement (including any REMIC provisions contained in the Pooling and
Servicing Agreement, and such servicer's obligation to act in accordance with the Servicing Standard or refrain from taking any immediate action necessary to protect the interests of the holder of the Ritz-Carlton Pari Passu Loan, the holder of the Ritz-Carlton Companion Loan and the holder of the Ritz-Carlton B
Note (as a collective whole).

      Subject to the Pooling and Servicing Agreement the special servicer is not obligated to seek the Directing Holder's approval for any actions to be taken by the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
Ritz-Carlton Companion Loan or the special servicer if:

   o  the holder of the Ritz-Carlton Pari Passu Loan and the holder of the
      Ritz-Carlton Companion Loan or the special servicer has provided the
      Directing Holder with sufficient written notice of proposed actions with respect to the workout or liquidation of the Ritz-Carlton Pari Passu Loan and the Ritz-Carlton Companion Loan; and

   o  for 60 days following such notice, the Directing Holder has objected to all proposed actions and failed to suggest alternatives that the holder of the Ritz-Carlton Pari Passu Loan and the holder of the Ritz-Carlton
      Companion Loan or the special servicer considers to be consistent with the
      Servicing Standard.

SERVICING OF THE ALLSTATE-CHARLOTTE & ROANOKE A/B MORTGAGE LOAN

      Mortgage Loan Nos. 29-30 (referred to herein as the "Allstate-Charlotte &
Roanoke Mortgage Loan") is secured by the related mortgaged property. The
Allstate-Charlotte & Roanoke Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $41,725,000, representing 1.5% of the Initial Pool
Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Allstate-Charlotte & Roanoke B
Note") that had an original principal balance of $9,399,948. The
Allstate-Charlotte & Roanoke B Note is not an asset of the trust.

      In the event that certain defaults exist under the Allstate-Charlotte &
Roanoke Mortgage Loan or the Allstate-Charlotte & Roanoke B Note, the holder of the Allstate-Charlotte & Roanoke B Note will have the right, in certain circumstances, to make cure payments and cure other defaults with respect to the
Allstate-Charlotte & Roanoke A/B Mortgage Loan and to purchase the
Allstate-Charlotte & Roanoke Mortgage Loan for a price generally equal to the outstanding principal balance of the Allstate-Charlotte & Roanoke Mortgage Loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and Advances relating to, the Allstate-Charlotte & Roanoke Mortgage Loan and
other amounts payable to the holder of the Allstate-Charlotte & Roanoke Mortgage
Loan under the mortgage loan documents (other than any applicable Prepayment
Premium or comparable yield maintenance amount payable on default) and interest on those amounts at the prime rate as set forth in The Wall Street Journal. In addition, in certain circumstances as set forth in the Allstate-Charlotte &
Roanoke Intercreditor Agreement, the master servicer or special servicer, as applicable, is required to take actions to prevent and cure any default by the borrower/landlord under the lease and prevent a termination of such leases by using commercially reasonable efforts to cause the related borrower to perform the landlord's obligations under such lease. In addition, the holder of the
Allstate-Charlotte & Roanoke B Note is given certain rights pursuant to the
Allstate-Charlotte & Roanoke Intercreditor Agreement, which include, among other items: (i) directing defaulted lease claims of the borrower against a defaulting or bankrupt tenant prior to foreclosure to the extent the holder of either the
Allstate-Charlotte & Roanoke Mortgage Loan or the Allstate-Charlotte & Roanoke B
Note is entitled to do so under the mortgage loan documents, (ii) in the event that the master servicer or the special servicer fails to cure a lease termination condition within the time period provided, taking action to prevent and cure any lessor lease default and any lease termination condition, including making Servicing Advances, (iii) directing the master servicer or the special servicer to enforce the rights of the holder of the Allstate-Charlotte & Roanoke
B Note under the loan documents to receive the proceeds of defaulted lease claims, (iv) requiring foreclosure of the mortgage upon certain

                                      S-165

defaults under the loan documents, subject to the right of the master servicer or the special servicer to cure any such default and prevent such foreclosure,
(v) approving (together with the master servicer or the special servicer) any modifications to the Allstate-Charlotte & Roanoke A/B Mortgage Loan that affect the rights of the related borrower or the holder of the Allstate-Charlotte &
Roanoke B Note under the credit lease or the assignment of the credit lease as collateral for the Allstate-Charlotte & Roanoke Mortgage Loan, (vi) consenting to certain foreclosure actions, and (vii) restrictions on the modification of the loan documents and the prohibition of the master servicer and the special servicer from waiving rights under the related loan documents in a manner that would have a material adverse effect on the holder of the Allstate-Charlotte &
Roanoke B Note. LaSalle Bank National Association originated the
Allstate-Charlotte & Roanoke A/B Mortgage Loan and sold the Allstate-Charlotte &
Roanoke B Note to Caplease, LP, which is the holder of the Allstate-Charlotte &
Roanoke B Note. Caplease, LP may sell the Allstate-Charlotte & Roanoke B Note subject to the terms of the Allstate-Charlotte & Roanoke Intercreditor
Agreement.

      Distributions. Under the terms of the Farmer's Allstate-Charlotte &
Roanoke Intercreditor Agreement, on each payment date, all amounts received from or on behalf of the borrower (other than early payments of rent and proceeds of a defaulted lease claim) will, after payment of the servicing and other fees and expenses under the related servicing agreement, be applied in the following order of priority:

   o  first, to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan in an amount equal to the accrued and unpaid interest on the
      Allstate-Charlotte & Roanoke Mortgage Loan principal balance at the non-default interest rate on such loan;

   o  second, to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan in an amount equal to the scheduled principal payments, if any, due with respect to the Allstate-Charlotte & Roanoke Mortgage Loan or, upon acceleration of all amounts due and payable on the Allstate-Charlotte &
      Roanoke Mortgage Loan, the principal balance of the Allstate-Charlotte &
      Roanoke Mortgage Loan until paid in full;

   o  third, to fund reserve accounts provided for in the related mortgage loan documents and any other amounts required to be applied following payment of interest and principal then due on the Farmer's Allstate-Charlotte &
      Roanoke Mortgage Loan in accordance with the terms of the related lockbox agreement or other related mortgage loan documents, including, as applicable, amounts required to fund any escrow accounts or to pay taxes or insurance and any insurance proceeds required to be applied to the repair of the related mortgaged property;

   o  fourth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the accrued and unpaid interest on the Allstate-Charlotte
      & Roanoke B Note at the non-default interest rate on such loan;

   o  fifth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the scheduled principal payments, if any, due with respect to the Allstate-Charlotte & Roanoke B Note or, upon acceleration of all amounts due and payable on the Allstate-Charlotte & Roanoke B Note, the principal balance of the Allstate-Charlotte & Roanoke B Note until paid in full;

   o  sixth, any unscheduled payment on the Allstate-Charlotte & Roanoke A/B
      Mortgage Loan (other than proceeds of a defaulted lease claim, but including without limitation lump sum payments under any lease enhancement policy), shall be paid sequentially to the holder of the
      Allstate-Charlotte & Roanoke Mortgage Loan until the holder of the
      Allstate-Charlotte & Roanoke Mortgage Loan has been paid in full, and then to the holder of the Allstate-Charlotte & Roanoke B Note until the holder of the Allstate-Charlotte & Roanoke B Note has been paid in full;

   o  seventh, any Prepayment Premium, to the extent actually paid, shall be paid to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan and the holder of the Allstate-Charlotte & Roanoke B Note, pro rata, in the same proportion as the respective amounts payable to each when the
      Prepayment Premium for each of the mortgage loans is separately computed on the prepaid amounts of the Allstate-Charlotte & Roanoke Mortgage Loan principal balance and the Allstate-Charlotte & Roanoke B Note principal balance at the respective interest rates;

                                      S-166

   o  eighth, to the holder of the Allstate-Charlotte & Roanoke B Note (or any party which has made a property advance on its behalf), the amount necessary to reimburse the holder of the Allstate-Charlotte & Roanoke B
      Note for any property advance or cure payment made by it in accordance with the terms of the Allstate-Charlotte & Roanoke Intercreditor
      Agreement;

   o  ninth, to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan in an amount equal to any default interest attributable to such loan;

   o  tenth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to any default interest attributable to such loan; and

   o  eleventh, any remaining amount to be paid to the borrower, to the extent required by the mortgage loan documents, and otherwise to the holder of the Allstate-Charlotte & Roanoke Mortgage Loan and the Allstate-Charlotte
      & Roanoke B Note, pro rata, based on their original principal balances.

      Proceeds of Defaulted Lease Claim. All proceeds resulting from a claim for accelerated future rent under the related credit tenant lease following a default, after taking account of any reduction resulting from a mitigation of damages after re-leasing of the related mortgaged property or any limitation arising under Section 502(b)(6) of the Bankruptcy Code, shall be distributed in the following order of priority:

   o  first, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the amount necessary to reimburse such party for any property advance or cure payment made by such party;

   o  second, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to the accrued and unpaid interest on such loan at the non-default interest rate on such loan;

   o  third, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to scheduled principal payments, or upon acceleration of the
      Allstate-Charlotte & Roanoke B Note, the principal balance of the
      Allstate-Charlotte & Roanoke B Note until paid in full;

   o  fourth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to any Prepayment Premium attributable to such loan to the extent actually paid;

   o  fifth, to the holder of the Allstate-Charlotte & Roanoke B Note in an amount equal to any default interest attributable to such loan;

   o  sixth, to the trust fund any excess amount to be applied in the order or priority of payments on the Allstate-Charlotte & Roanoke Mortgage Loan other than with respect to defaulted lease claims; and

   o  seventh, any remaining amount to the related borrower to the extent required under the related mortgage loan documents and all other amounts to the Allstate-Charlotte & Roanoke Mortgage Loan and the
      Allstate-Charlotte & Roanoke B Note, pro rata, based on the initial original principal balance.

SERVICING OF THE FARMER'S NEW WORLD HEADQUARTERS A/B MORTGAGE LOAN

      Mortgage Loan No. 45 (referred to herein as the "Farmer's New World
Headquarters Mortgage Loan") is secured by the related mortgaged property. The
Farmer's New World Headquarters Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $30,200,000, representing 1.1% of the Initial
Pool Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Farmer's New World
Headquarters B Note") that had an original principal balance of $2,902,232. The
Farmer's New World Headquarters B Note is not an asset of the trust.

      In the event that certain defaults exist under the Farmer's New World
Headquarters Mortgage Loan or the Farmer's New World Headquarters B Note, the
holder of the Farmer's New World Headquarters B Note will have the right, in certain circumstances, to make cure payments and cure other defaults with respect to the Farmer's New

                                      S-167

World Headquarters Mortgage Loan and to purchase the Farmer's New World
Headquarters Mortgage Loan for a price generally equal to the outstanding principal balance of the Farmer's New World Headquarters Mortgage Loan, together with accrued and unpaid interest on, and all unpaid servicing expenses and
Advances relating to, the Farmer's New World Headquarters Mortgage Loan and
other amounts payable to the holder of the Farmer's New World Headquarters
Mortgage Loan under the mortgage loan documents (other than any applicable
Prepayment Premium or comparable yield maintenance amount payable on default)
and interest on those amounts at the prime rate as set forth in The Wall Street
Journal. In addition, in certain circumstances as set forth in the Farmer's New
World Headquarters Intercreditor Agreement, the master servicer or special servicer, as applicable, is required to take actions to prevent and cure any default by the borrower/landlord under the lease and prevent a termination of such leases by using commercially reasonable efforts to cause the related borrower to perform the landlord's obligations under such lease. In addition, the holder of the Farmer's New World Headquarters B Note is given certain rights pursuant to the Farmer's New World Headquarters Intercreditor Agreement, which include, among other items: (i) directing defaulted lease claims of the borrower against a defaulting or bankrupt tenant prior to foreclosure to the extent the holder of either the Farmer's New World Headquarters Mortgage Loan or the
Farmer's New World Headquarters B Note is entitled to do so under the mortgage loan documents, (ii) in the event that the master servicer or the special servicer fails to cure a lease termination condition within the time period provided, taking action to prevent and cure any lessor lease default and any lease termination condition, including making Servicing Advances, (iii)
directing the master servicer or the special servicer to enforce the rights of the holder of the Farmer's New World Headquarters B Note under the loan documents to receive the proceeds of defaulted lease claims, (iv) requiring foreclosure of the mortgage upon certain defaults under the loan documents, subject to the right of the master servicer or the special servicer to cure any such default and prevent such foreclosure, (v) approving (together with the master servicer or the special servicer) any modifications to the Farmer's New
World Headquarters A/B Mortgage Loan that affect the rights of the related borrower or the holder of the Farmer's New World Headquarters B Note under the credit lease or the assignment of the credit lease as collateral for the
Farmer's New World Headquarters Mortgage Loan, (vi) consenting to certain foreclosure actions, and (vii) restrictions on the modification of the loan documents and the prohibition of the master servicer and the special servicer from waiving rights under the related loan documents in a manner that would have a material adverse effect on the holder of the Farmer's New World Headquarters B
Note. LaSalle Bank National Association originated the Farmer's New World
Headquarters A/B Mortgage Loan and sold the Farmer's New World Headquarters B
Note to Caplease, LP, which is the holder of the Farmer's New World Headquarters
B Note. Caplease, LP may sell the Farmer's New World Headquarters B Note subject to the terms of the Farmer's New World Headquarters Intercreditor Agreement.

      Distributions. Under the terms of the Farmer's New World Headquarters
Intercreditor Agreement, on each payment date, all amounts received from or on behalf of the borrower (other than early payments of rent and proceeds of a defaulted lease claim) will, after payment of the servicing and other fees and expenses under the related servicing agreement, be applied in the following order of priority:

   o  first, to the holder of the Farmer's New World Headquarters Mortgage Loan in an amount equal to the accrued and unpaid interest on the Farmer's New
      World Headquarters Mortgage Loan principal balance at the non-default interest rate on such loan;

   o  second, to the holder of the Farmer's New World Headquarters Mortgage Loan in an amount equal to the scheduled principal payments, if any, due with respect to the Farmer's New World Headquarters Mortgage Loan or, upon acceleration of all amounts due and payable on the Farmer's New World
      Headquarters Mortgage Loan, the principal balance of the Farmer's New
      World Headquarters Mortgage Loan until paid in full;

   o  third, to fund reserve accounts provided for in the related mortgage loan documents and any other amounts required to be applied following payment of interest and principal then due on the Farmer's New World Headquarters
      Mortgage Loan in accordance with the terms of the related lockbox agreement or other related mortgage loan documents, including, as applicable, amounts required to fund any escrow accounts or to pay taxes or insurance and any insurance proceeds required to be applied to the repair of the related mortgaged property;

                                      S-168

   o  fourth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the accrued and unpaid interest on the Farmer's New World
      Headquarters B Note at the non-default interest rate on such loan;

   o  fifth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the scheduled principal payments, if any, due with respect to the Farmer's New World Headquarters B Note or, upon acceleration of all amounts due and payable on the Farmer's New World Headquarters B Note, the principal balance of the Farmer's New World Headquarters B Note until paid in full;

   o  sixth, any unscheduled payment on the Farmer's New World Headquarters A/B
      Mortgage Loan (other than proceeds of a defaulted lease claim, but including without limitation lump sum payments under any lease enhancement policy), shall be paid sequentially to the holder of the Farmer's New
      World Headquarters Mortgage Loan until the holder of the Farmer's New
      World Headquarters Mortgage Loan has been paid in full, and then to the holder of the Farmer's New World Headquarters B Note until the holder of the Farmer's New World Headquarters B Note has been paid in full;

   o  seventh, any Prepayment Premium, to the extent actually paid, shall be paid to the holder of the Farmer's New World Headquarters Mortgage Loan and the holder of the Farmer's New World Headquarters B Note, pro rata, in the same proportion as the respective amounts payable to each when the
      Prepayment Premium for each of the mortgage loans is separately computed on the prepaid amounts of the Farmer's New World Headquarters Mortgage
      Loan principal balance and the Farmer's New World Headquarters B Note principal balance at the respective interest rates;

   o  eighth, to the holder of the Farmer's New World Headquarters B Note (or any party which has made a property advance on its behalf), the amount necessary to reimburse the holder of the Farmer's New World Headquarters B
      Note for any property advance or cure payment made by it in accordance with the terms of the Farmer's New World Headquarters Intercreditor
      Agreement;

   o  ninth, to the holder of the Farmer's New World Headquarters Mortgage Loan in an amount equal to any default interest attributable to such loan;

   o  tenth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to any default interest attributable to such loan; and

   o  eleventh, any remaining amount to be paid to the borrower, to the extent required by the mortgage loan documents, and otherwise to the holder of the Farmer's New World Headquarters Mortgage Loan and the Farmer's New
      World Headquarters B Note, pro rata, based on their original principal balances.

      Proceeds of Defaulted Lease Claim. All proceeds resulting from a claim for accelerated future rent under the related credit tenant lease following a default, after taking account of any reduction resulting from a mitigation of damages after re-leasing of the related mortgaged property or any limitation arising under Section 502(b)(6) of the Bankruptcy Code, shall be applied in the following order of priority:

   o  first, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the amount necessary to reimburse such party for any property advance or cure payment made by such party;

   o  second, to the holder of the Farmer's New World Headquarters B Note in an amount equal to the accrued and unpaid interest on such loan at the non-default interest rate on such loan;

   o  third, to the holder of the Farmer's New World Headquarters B Note in an amount equal to scheduled principal payments, or upon acceleration of the
      Farmer's New World Headquarters B Note, the principal balance of the
      Farmer's New World Headquarters B Note until paid in full;

   o  fourth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to any Prepayment Premium attributable to such loan to the extent actually paid;

                                      S-169

   o  fifth, to the holder of the Farmer's New World Headquarters B Note in an amount equal to any default interest attributable to such loan;

   o  sixth, to the trust fund any excess amount to be applied in the order or priority of payments on the Farmer's New World Headquarters Mortgage Loan
      other than with respect to defaulted lease claims; and

   o  seventh, any remaining amount to the related borrower to the extent required under the related mortgage loan documents and all other amounts to the Farmer's New World Headquarters Mortgage Loan and the Farmer's New
      World Headquarters B Note, pro rata, based on the initial original principal balance.

SERVICING OF THE FAIRMONT TERRACE APARTMENTS A/B MORTGAGE LOAN

      Mortgage Loan No. 132 (referred to herein as the "Fairmont Terrace
Apartments Mortgage Loan") is secured by the related mortgaged property. The
Fairmont Terrace Apartments Mortgage Loan has an outstanding principal balance as of the Cut-off Date of $7,522,542, representing 0.3% of the Initial Pool
Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "Fairmont Terrace Apartments B
Note") that had an original principal balance of $467,000. The Fairmont Terrace
Apartments B Note is not an asset of the trust.

      Servicing Provisions of the Fairmont Terrace Apartments Intercreditor
Agreement. The master servicer and the special servicer will service and administer the Fairmont Terrace Apartments A/B Mortgage Loan pursuant to the
Pooling and Servicing Agreement and the Fairmont Terrace Apartments
Intercreditor Agreement for so long as the Fairmont Terrace Apartments Mortgage
Loan is part of the trust; provided that prior to an event of default under the related mortgage loan documents with respect to the Fairmont Terrace Apartments
A/B Mortgage Loan, the servicer of the Fairmont Terrace Apartments B Note will collect its principal and interest payments directly from the borrower. The master servicer and/or the special servicer may not enter into amendments, modifications or extensions of the Fairmont Terrace Apartments A/B Mortgage Loan
if the proposed amendment, modification or extension adversely affects the holder of the Fairmont Terrace Apartments B Note in a material manner without the consent of the holder of the Fairmont Terrace Apartments B Note; provided, however, that such consent right will expire when the repurchase period described below under "--Purchase Options" expires.

      Application of Payments on the Fairmont Terrace Apartments A/B Mortgage
Loan. Pursuant to the Fairmont Terrace Apartments Intercreditor Agreement and
prior to the occurrence of (i) the acceleration of the Fairmont Terrace
Apartments A/B Mortgage Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, the borrower will make separate monthly payments of principal and interest to the master servicer and the servicer of the Fairmont Terrace Apartments B Note. Any escrow and reserve payments required in respect of the Fairmont Terrace Apartments A/B Mortgage
Loan will be paid to the master servicer.

      Following the occurrence and during the continuance of (i) the acceleration of the Fairmont Terrace Apartments A/B Mortgage Loan, (ii) a
monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, and subject to certain rights of the holder of the
Fairmont Terrace Apartments B Note to purchase the Fairmont Terrace Apartments
Mortgage Loan from the trust, all payments and proceeds (of whatever nature) on the Fairmont Terrace Apartments B Note will be subordinated to all payments due on the Fairmont Terrace Apartments Mortgage Loan, and the amounts with respect to the Fairmont Terrace Apartments Mortgage Loan and the Fairmont Terrace
Apartments B Note will be paid:

      First, to the master servicer, special servicer, trustee or paying agent, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed Advances and interest thereon;

      Second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees earned by such entity;

      Third, to the trust, in an amount equal to interest due with respect to the Fairmont Terrace Apartments Mortgage Loan;

                                      S-170

      Fourth, to the trust, in an amount equal to the principal balance of the
Fairmont Terrace Apartments Mortgage Loan until paid in full;

      Fifth, to the trust, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the Fairmont Terrace Apartments Mortgage
Loan;

      Sixth, to the holder of the Fairmont Terrace Apartments B Note, up to the amount of any unreimbursed costs and expenses paid by the holder of the Fairmont
Terrace Apartments B Note;

      Seventh, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to interest due with respect to the Fairmont Terrace Apartments B
Note;

      Eighth, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to the principal balance of the Fairmont Terrace Apartments B Note until paid in full;

      Ninth, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the Fairmont Terrace Apartments B Note;

      Tenth, to the trust and then to the holder of the Fairmont Terrace
Apartments B Note, in an amount equal to any unpaid default interest accrued on the Fairmont Terrace Apartments A/B Mortgage Loan and the Fairmont Terrace
Apartments B Note, respectively;

      Eleventh, to the trust and the holder of the Fairmont Terrace Apartments B
Note on a pro rata basis based upon their respective Percentage Interests determined as of the date of origination of the Fairmont Terrace Apartments A/B
Mortgage Loan, in an amount equal to late payment charges actually received or collected, other than Prepayment Premiums or default interest, that are not payable to any of the master servicer, the special servicer or the trustee; and

      Twelfth, any excess, to the trust as holder of the Fairmont Terrace
Apartments Mortgage Loan and the holder of the Fairmont Terrace Apartments B
Note, pro rata, based upon their respective Percentage Interests determined as of the date of origination of the Fairmont Terrace Apartments A/B Mortgage Loan.

      With respect to the foregoing waterfall, if within 90 days of the occurrence of a monetary event of default, (i) the related mortgage borrower has paid to the master servicer or special servicer an amount (or amounts are otherwise available to such servicer which are) sufficient to cure such monetary event of default (without taking into consideration certain excess interest and late charges), (ii) no other material event of default has occurred and is continuing, (iii) the master servicer or special servicer has determined, according to the applicable servicing standards, that a workout which would maintain the current scheduled monthly payments on the Fairmont Terrace
Apartments Mortgage Loan and the Fairmont Terrace Apartments B Note is the
course of action it would pursue in addressing such material event of default, and (iv) the master servicer or special servicer, consistent with such servicing standards, has determined to waive or defer collection of all or a portion of unpaid default interest and late charges, if any, such servicer may apply such amount paid by the related mortgage borrower or otherwise available (net of any amounts then due and payable to such servicer, the trustee or fiscal agent under the Pooling and Servicing Agreement) in accordance with the following priority:

      First, to the holder of the Fairmont Terrace Apartments Mortgage Loan in an amount equal to the accrued and unpaid interest on the Fairmont Terrace
Apartments Mortgage Loan principal balance at the Fairmont Terrace Apartments
Mortgage Loan interest rate;

      Second, to the holder of the Fairmont Terrace Apartments Mortgage Loan, in an amount equal to any current and delinquent scheduled principal payments on the Fairmont Terrace Apartments Mortgage Loan;

      Third, to the holder of the Fairmont Terrace Apartments B Note in an amount equal to the accrued and unpaid interest on the Fairmont Terrace
Apartments B Note principal balance at the Fairmont Terrace Apartments B Note interest rate; and

                                      S-171

      Fourth, to the holder of the Fairmont Terrace Apartments B Note, in an amount equal to any current and delinquent scheduled principal payments on the
Fairmont Terrace Apartments B Note.

      Following the purchase of the Fairmont Terrace Apartments Mortgage Loan by the holder of the Fairmont Terrace Apartments B Note, the holder of the Fairmont
Terrace Apartments Mortgage Loan will no longer have the right to payments under the Fairmont Terrace Apartments Intercreditor Agreement or in connection with the Fairmont Terrace Apartments A/B Mortgage Loan, except for the payment of the purchase price, calculated pursuant to the Fairmont Terrace Apartments
Intercreditor Agreement, and the holder of the Fairmont Terrace Apartments
Mortgage Loan's rights in respect of the related mortgage loan documents will terminate, except for any indemnities or the like granted to the lender under the related mortgage loan documents.

      Application of Amounts Paid to the Trust in Respect of the Fairmont
Terrace Apartments A/B Mortgage Loan. Amounts payable to the trust as holder of the Fairmont Terrace Apartments Mortgage Loan pursuant to the Fairmont Terrace
Apartments Intercreditor Agreements will be included in the Available
Distribution Amount for each Distribution Date to the extent described in this prospectus supplement, and amounts payable to the holders of the Fairmont
Terrace Apartments B Note will be distributed to such holder net of fees and expenses on the Fairmont Terrace Apartments B Note.

      Purchase Options. In the event that (i) any payment of principal or interest on the Fairmont Terrace Apartments Mortgage Loan or its Fairmont
Terrace Apartments B Note becomes 90 or more days delinquent, (ii) the principal balance of the Fairmont Terrace Apartments Mortgage Loan or its Fairmont Terrace
Apartments B Note has been accelerated, (iii) the principal balance of the
Fairmont Terrace Apartments Mortgage Loan or its Fairmont Terrace Apartments B
Note is not paid at maturity, (iv) the borrower under the Fairmont Terrace
Apartments A/B Mortgage Loan declares bankruptcy or is otherwise the subject of a bankruptcy proceeding or (v) any other event where the cash flow payment under the Fairmont Terrace Apartments B Note has been interrupted and payments are made pursuant to the event of default waterfall, the holder of the Fairmont
Terrace Apartments B Note will be entitled to purchase the Fairmont Terrace
Apartments Mortgage Loan from the trust for a period of 30 days after its receipt of a repurchase Option notice, subject to certain conditions set forth in the Fairmont Terrace Apartments Intercreditor Agreement. The purchase price will generally equal the unpaid principal balance of the Fairmont Terrace
Apartments Mortgage Loan, together with all Unpaid Interest on the Fairmont
Terrace Apartments Mortgage Loan (other than default interest) at the related mortgage rate and any outstanding servicing expenses, Advances and interest on
Advances for which the borrower under the Fairmont Terrace Apartments A/B
Mortgage Loan is responsible. Unless the borrower or an affiliate is purchasing the Fairmont Terrace Apartments Mortgage Loan, no prepayment consideration will be payable in connection with such purchase of the Fairmont Terrace Apartments
Mortgage Loan.

SERVICING OF THE FAMSA RETAIL BUILDING A/B MORTGAGE LOAN

      Mortgage Loan No. 192 (referred to herein as the "FAMSA Retail Building
Mortgage Loan") is secured by the related mortgaged property. The FAMSA Retail
Building Mortgage Loan has an outstanding principal balance as of the Cut-off
Date of $4,435,860, representing 0.2% of the Initial Pool Balance, and is an asset of the trust. The mortgage on the related mortgaged property also secures a subordinated B Note (the "FAMSA Retail Building B Note") that had an original principal balance of $290,000. The FAMSA Retail Building B Note is not an asset of the trust.

      Servicing Provisions of the FAMSA Retail Building Intercreditor Agreement.
The master servicer and the special servicer will service and administer the
FAMSA Retail Building A/B Mortgage Loan pursuant to the Pooling and Servicing
Agreement and the FAMSA Retail Building Intercreditor Agreement for so long as the FAMSA Retail Building Mortgage Loan is part of the trust; provided that prior to an event of default under the related mortgage loan documents with respect to the FAMSA Retail Building A/B Mortgage Loan, the servicer of the
FAMSA Retail Building B Note will collect its principal and interest payments directly from the borrower. The master servicer and/or the special servicer may not enter into amendments, modifications or extensions of the FAMSA Retail
Building A/B Mortgage Loan if the proposed amendment, modification or extension adversely affects the holder of the FAMSA Retail Building B Note in a material manner without the consent of the holder of the FAMSA Retail Building B Note;
provided, however, that such consent right will expire when the repurchase period described below under "--Purchase Options" expires.

                                      S-172

      Application of Payments on the FAMSA Retail Building A/B Mortgage Loan.
Pursuant to the FAMSA Retail Building Intercreditor Agreement and prior to the occurrence of (i) the acceleration of the FAMSA Retail Building A/B Mortgage
Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, the borrower will make separate monthly payments of principal and interest to the master servicer and the servicer of the FAMSA
Retail Building B Note. Any escrow and reserve payments required in respect of the FAMSA Retail Building Mortgage Loan or the FAMSA Retail Building B Note will be paid to the master servicer.

      Following the occurrence and during the continuance of (i) the acceleration of the FAMSA Retail Building A/B Mortgage Loan, (ii) a monetary event of default or (iii) an event of default triggered by the bankruptcy of the borrower, and subject to certain rights of the holder of the FAMSA Retail
Building B Note to purchase the FAMSA Retail Building Mortgage Loan from the trust, all payments and proceeds (of whatever nature) on the FAMSA Retail
Building B Note will be subordinated to all payments due on the FAMSA Retail
Building Mortgage Loan, and the amounts with respect to the FAMSA Retail
Building Mortgage Loan and the FAMSA Retail Building B Note will be paid:

      First, to the master servicer, special servicer, trustee or paying agent, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed Advances and interest thereon;

      Second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees earned by such entity;

      Third, to the trust, in an amount equal to interest due with respect to the FAMSA Retail Building Mortgage Loan;

      Fourth, to the trust, in an amount equal to the principal balance of the
FAMSA Retail Building Mortgage Loan until paid in full;

      Fifth, to the trust, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the FAMSA Retail Building Mortgage Loan;

      Sixth, to the holder of the FAMSA Retail Building B Note, up to the amount of any unreimbursed costs and expenses paid by the holder of the FAMSA Retail
Building B Note;

      Seventh, to the holder of the FAMSA Retail Building B Note, in an amount equal to interest due with respect to the FAMSA Retail Building B Note;

      Eighth, to the holder of the FAMSA Retail Building B Note, in an amount equal to the principal balance of the FAMSA Retail Building B Note until paid in full;

      Ninth, to the holder of the FAMSA Retail Building B Note, in an amount equal to any Prepayment Premium, to the extent actually paid, allocable to the
FAMSA Retail Building B Note;

      Tenth, to the trust and then to the holder of the FAMSA Retail Building B
Note, in an amount equal to any unpaid default interest accrued on the FAMSA
Retail Building Mortgage Loan and the FAMSA Retail Building B Note,
respectively;

      Eleventh, to the trust and the holder of the FAMSA Retail Building B Note on a pro rata basis based upon their respective Percentage Interests determined as of the date of origination of the FAMSA Retail Building A/B Mortgage Loan), in an amount equal to late payment charges actually received or collected, other than Prepayment Premiums or default interest, that are not payable to any of the master servicer, the special servicer or the trustee; and

      Twelfth, any excess, to the trust as holder of the FAMSA Retail Building
Mortgage Loan and the holder of the FAMSA Retail Building B Note, pro rata, based upon their respective Percentage Interests determined as of the date of origination of the FAMSA Retail Building A/B Mortgage Loan.

                                      S-173

      With respect to the foregoing waterfall, if within 90 days of the occurrence of a monetary event of default, (i) the related mortgage borrower has paid to the master servicer or special servicer an amount (or amounts are otherwise available to such servicer which are) sufficient to cure such monetary event of default (without taking into consideration certain excess interest and late charges), (ii) no other material event of default has occurred and is continuing, (iii) the master servicer or special servicer has determined, according to the applicable servicing standards, that a workout which would maintain the current scheduled monthly payments on the FAMSA Retail Building
Mortgage Loan and the FAMSA Retail Building B Note is the course of action it would pursue in addressing such material event of default, and (iv) the master servicer or special servicer, consistent with such servicing standards, has determined to waive or defer collection of all or a portion of unpaid default interest and late charges, if any, such servicer may apply such amount paid by the related mortgage borrower or otherwise available (net of any amounts then due and payable to such servicer, the trustee or fiscal agent under the
Servicing Agreement) in accordance with the following priority:

      First, to the holder of the FAMSA Retail Building Mortgage Loan in an amount equal to the accrued and unpaid interest on the FAMSA Retail Building
Mortgage Loan principal balance at the FAMSA Retail Building Mortgage Loan interest rate;

      Second, to the holder of the FAMSA Retail Building Mortgage Loan, in an amount equal to any current and delinquent scheduled principal payments on the
FAMSA Retail Building Mortgage Loan;

      Third, to the holder of the FAMSA Retail Building B Note in an amount equal to the accrued and unpaid interest on the FAMSA Retail Building B Note principal balance at the FAMSA Retail Building B Note interest rate; and

      Fourth, to the holder of the FAMSA Retail Building B Note, in an amount equal to any current and delinquent scheduled principal payments on the FAMSA
Retail Building B Note.

      Following the purchase of the FAMSA Retail Building Mortgage Loan by the holder of the FAMSA Retail Building B Note, the holder of the FAMSA Retail
Building Mortgage Loan will no longer have the right to payments under the FAMSA
Retail Building Intercreditor Agreement or in connection with the FAMSA Retail
Building A/B Mortgage Loan, except for the payment of the purchase price, calculated pursuant to the FAMSA Retail Building Intercreditor Agreement, and
the holder of the FAMSA Retail Building Mortgage Loan's rights in respect of the related mortgage loan documents will terminate, except for any indemnities or the like granted to the lender under the related mortgage loan documents.

      Application of Amounts Paid to the Trust in Respect of the FAMSA Retail
Building A/B Mortgage Loan. Amounts payable to the trust as holder of the FAMSA
Retail Building Mortgage Loan pursuant to the FAMSA Retail Building
Intercreditor Agreements will be included in the Available Distribution Amount for each Distribution Date to the extent described in this prospectus supplement, and amounts payable to the holders of the FAMSA Retail Building B
Note will be distributed to such holder net of fees and expenses on the FAMSA
Retail Building B Note.

      Purchase Options. In the event that (i) any payment of principal or interest on the FAMSA Retail Building Mortgage Loan or the FAMSA Retail Building
B Note becomes 90 or more days delinquent, (ii) the principal balance of the
FAMSA Retail Building Mortgage Loan or the FAMSA Retail Building B Note has been accelerated, (iii) the principal balance of the FAMSA Retail Building Mortgage
Loan or the FAMSA Retail Building B Note is not paid at maturity, (iv) the borrower under the FAMSA Retail Building A/B Mortgage Loan declares bankruptcy or is otherwise the subject of a bankruptcy proceeding or (v) any other event where the cash flow payment under the FAMSA Retail Building B Note has been interrupted and payments are made pursuant to the event of default waterfall, the holder of the FAMSA Retail Building B Note will be entitled to purchase the
FAMSA Retail Building Mortgage Loan from the trust for a period of 30 days after its receipt of a repurchase Option notice, subject to certain conditions set forth in the FAMSA Retail Building Intercreditor Agreement. The Purchase Price
will generally equal the unpaid principal balance of the FAMSA Retail Building
Mortgage Loan, together with all Unpaid Interest on the FAMSA Retail Building
Mortgage Loan (other than default interest) at the related mortgage rate and any outstanding servicing expenses, Advances and interest on Advances for which the borrower under the FAMSA Retail Building A/B Mortgage Loan is responsible.
Unless the borrower or an affiliate is purchasing the

                                      S-174

FAMSA Retail Building Mortgage Loan, no prepayment consideration will be payable in connection with such purchase of the FAMSA Retail Building Mortgage Loan.

Master Servicer Compensation

      The master servicer will be entitled to a Master Servicing Fee equal to the Master Servicing Fee Rate applied to the outstanding Scheduled Principal
Balance of each mortgage loan, including REO Properties. The master servicer will be entitled to retain as additional servicing compensation all investment income earned on amounts on deposit in the Certificate Account and interest on
Escrow Accounts if permitted by the related loan documents, and--in each case to the extent not payable to the special servicer or any sub-servicer as provided in the Pooling and Servicing Agreement or any primary or sub-servicing agreement--late payment charges, assumption fees, modification fees, extension fees, defeasance fees and default interest payable at a rate above the related mortgage rate, provided that late payment charges and default interest will only be payable to the extent that they are not required to be used to pay interest accrued on any Advances and additional trust fund expenses pursuant to the terms of the Pooling and Servicing Agreement.

      The related Master Servicing Fee and certain other compensation payable to the Master Servicer will be reduced, on each Distribution Date by the amount, if any, of any Compensating Interest Payment required to be made by the master servicer on such Distribution Date. Any Net Aggregate Prepayment Interest
Shortfall will be allocated as presented under "Description of the Offered
Certificates--Distributions--Prepayment Interest Shortfalls and Prepayment
Interest Excesses" in this prospectus supplement. If Prepayment Interest
Excesses for all mortgage loans other than Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any
Distribution Date, such excess amount will be payable to the master servicer as additional servicing compensation.

      In addition, the master servicer will be entitled to 50% of all assumption fees received in connection with any mortgage loans which are non-Specially
Serviced Mortgage Loans that require special servicer consent and 100% of such fees on non-Specially Serviced Mortgage Loans that do not require special servicer consent. The special servicer will generally be entitled to approve assumptions.

      In the event that Wells Fargo resigns or is no longer master servicer for any reason, Wells Fargo will continue to have the right to receive its portion of the Excess Servicing Fee. Any successor servicer will receive the Master
Servicing Fee as compensation.

EVENTS OF DEFAULT

      If an Event of Default described under the third, fourth, eighth or ninth bullet or the last paragraph under the definition of "Event of Default" under the "Glossary of Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate on the date which is 60 days following the date on which the trustee or the
Depositor gives written notice to the master servicer that the master servicer is terminated. If an Event of Default described under the first, second, fifth, sixth or seventh bullet under the definition of "Event of Default" under the
"Glossary of Terms" has occurred, the obligations and responsibilities of the master servicer under the Pooling and Servicing Agreement will terminate immediately upon the date which the trustee or the Depositor gives written notice to the master servicer that the master servicer is terminated. After any
Event of Default, the trustee may elect to terminate the master servicer by providing such notice, and shall provide such notice if holders of certificates representing more than 25% of the Certificate Balance of all certificates so direct the trustee. Notwithstanding the foregoing, and in accordance with the
Pooling and Servicing Agreement, if an Event of Default occurs primarily by reason of the occurrence of a default of a primary servicer or of certain sub-servicers under the related primary servicing or sub-servicing agreement, then the initial master servicer shall have the right to require that any successor master servicer enter into a primary servicing or sub-servicing agreement with the initial master servicer with respect to all the mortgage loans as to which the primary servicing of sub-servicing default occurred.

      Upon termination of the master servicer under the Pooling and Servicing
Agreement, all authority, power and rights of the master servicer under the
Pooling and Servicing Agreement, whether with respect to the mortgage loans or otherwise, shall terminate except for any rights related to indemnification, unpaid servicing compensation

                                      S-175

or unreimbursed Advances and related interest or its portion of the Excess
Servicing Fee, provided that in no event shall the termination of the master servicer be effective until a successor servicer shall have succeeded the master servicer as successor servicer, subject to approval by the Rating Agencies, notified the master servicer of such designation, and such successor servicer shall have assumed the master servicer's obligations and responsibilities with respect to the mortgage loans as set forth in the Pooling and Servicing
Agreement. The trustee may not succeed the master servicer as servicer until and unless it has satisfied the provisions specified in the Pooling and Servicing
Agreement. However, if the master servicer is terminated as a result of an Event of Default described under the fifth, sixth or seventh bullet under the definition of "Event of Default" under the "Glossary of Terms", the trustee shall act as successor servicer immediately and shall use commercially reasonable efforts to either satisfy the conditions specified in the Pooling and
Servicing Agreement or transfer the duties of the master servicer to a successor servicer who has satisfied such conditions. Pursuant to the Pooling and
Servicing Agreement, a successor master servicer must (i) be a servicer to which the Rating Agencies have confirmed in writing that the transfer of servicing will not result in a withdrawal, downgrade or qualification of the then current ratings on the Certificates and (ii) if it is a master servicer, assume the obligations under the primary servicing agreements entered into by the predecessor master servicer.

      However, if the master servicer is terminated solely due to an Event of
Default described in the eighth or ninth bullet or the last paragraph of the definition of Event of Default, and prior to being replaced as described in the previous paragraph the terminated master servicer provides the trustee with the appropriate "request for proposal" material and the names of potential bidders, the trustee will solicit good faith bids for the rights to master service the mortgage loans in accordance with the Pooling and Servicing Agreement. The trustee will have thirty days to sell the rights and obligations of the master servicer under the Pooling and Servicing Agreement to a successor servicer that meets the requirements of a master servicer under the Pooling and Servicing
Agreement, provided that the Rating Agencies have confirmed in writing that such servicing transfer will not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates. The termination of the master servicer will be effective when such servicer has succeeded the master servicer, as successor servicer and such successor servicer has assumed the master servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and
Servicing Agreement. If a successor master servicer is not appointed within thirty days, the master servicer will be replaced by the trustee as described in the previous paragraph.

      The Pooling and Servicing Agreement does not provide for any successor master servicer to receive any compensation in excess of that paid to the predecessor master servicer. The predecessor master servicer is required to cooperate with respect to the transfer of servicing and to pay for the expenses of its termination and replacement if such termination is due to an Event of
Default or voluntary resignation.

Special Servicer Compensation

      The special servicer will be entitled to receive:

      o   a Special Servicing Fee;

      o   a Workout Fee; and

      o   a Liquidation Fee.

      The Special Servicing Fee will be payable monthly from general collections on all the mortgage loans in the Mortgage Pool and, to the extent of the Trust's interest in the mortgage loan, any foreclosure properties, prior to any distribution of such collections to Certificateholders. The Workout Fee with respect to any Rehabilitated Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan or if the related mortgaged property becomes an REO Property; otherwise such fee is paid until maturity. If the special servicer is terminated for any reason, it will retain the right to receive any Workout Fees payable on mortgage loans that became Rehabilitated
Mortgage Loans while it acted as special servicer and remained Rehabilitated
Mortgage Loans at the time of such termination until such mortgage loan becomes a Specially Serviced Mortgage Loan or until the related mortgaged property becomes an REO Property. The successor special servicer will not be entitled to any portion of such Workout Fees.

                                      S-176

      The special servicer is also permitted to retain, in general, assumption fees, modification fees, default interest and extension fees collected on
Specially Serviced Mortgage Loans, certain borrower-paid fees, investment income earned on amounts on deposit in any accounts maintained for REO Property collections, and other charges specified in the Pooling and Servicing Agreement.
The Special Servicing Fee, the Liquidation Fee and the Workout Fee will be obligations of the trust and will represent Expense Losses. The Special Servicer
Compensation will be payable in addition to the Master Servicing Fee payable to the master servicer.

      In addition, the special servicer will be entitled to all assumption fees received in connection with any Specially Serviced Mortgage Loan and 50% of any other assumption fees. The special servicer will be entitled to approve assumptions with respect to all mortgage loans. If Prepayment Interest Excesses for all Specially Serviced Mortgage Loans exceed Prepayment Interest Shortfalls for such mortgage loans as of any Distribution Date, such excess amount will be payable to the special servicer as additional servicing compensation.

      As described in this prospectus supplement under "--The Operating
Adviser," the Operating Adviser (or any B Note holder to the extent described under "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton Loan Group
and the A/B Mortgage Loans" above) will have the right to receive notification of, advise the special servicer regarding, and consent to, certain actions of the special servicer, subject to the limitations described in this prospectus supplement and further set forth in the Pooling and Servicing Agreement.

Termination of Special Servicer

      The trustee may, and the Operating Adviser may direct the trustee to, terminate the special servicer upon a Special Servicer Event of Default. The termination of the special servicer will be effective when such successor special servicer has succeeded the special servicer as successor special servicer and such successor special servicer has assumed the special servicer's obligations and responsibilities with respect to the mortgage loans, as set forth in an agreement substantially in the form of the Pooling and Servicing
Agreement. If a successor special servicer is not appointed within the time periods set forth in the Pooling and Servicing Agreement, the special servicer may be replaced by the Operating Adviser as described in the Pooling and
Servicing Agreement. The Pooling and Servicing Agreement does not provide for any successor special servicer to receive any compensation in excess of that paid to the predecessor special servicer. The predecessor special servicer is required to cooperate with respect to the transfer of servicing and to pay for the expenses of its termination and replacement, if such termination is due to a
Special Servicer Event of Default or voluntary resignation.

      Notwithstanding anything to the contrary contained in this prospectus supplement, with respect to the Ritz-Carlton Loan Group, to the extent that no
Ritz-Carlton B Note Control Appraisal Event exists and to the extent that the holder of 50% or more of the Ritz-Carlton B Note is not an affiliate of the mortgage loan borrower, the holder of the Ritz-Carlton B Note or its designee has and shall have the right to appoint and replace the special servicer for the
Ritz-Carlton Loan Groups with a qualified special servicer as set forth in the
Pooling and Servicing Agreement. The holder of the Ritz-Carlton B Note must pay any expenses incurred by the holder of the Ritz-Carlton Pari Passu Loan in connection with such replacement. If a Ritz-Carlton B Note Control Appraisal
Event has occurred and is continuing or if the holder or holders of more than
50% of the principal balance of the Ritz-Carlton B Note is an affiliate of the mortgage loan borrower, the holder of the Ritz-Carlton Pari Passu Loan succeeds to the holder of the Ritz-Carlton B Note's rights described above.

      In addition to the termination of the special servicer upon a Special
Servicer Event of Default, the Operating Adviser may direct the trustee to remove the special servicer, subject to certain conditions, as described below.

THE OPERATING ADVISER

      An Operating Adviser appointed by the holders of a majority of the
Controlling Class will have the right to receive notification from the special servicer in regard to certain actions and to advise the special servicer with respect to the following actions, and the special servicer will not be permitted to take any of the following actions as to which the Operating Adviser has objected in writing (i) within five (5) business days of receiving notice in respect of actions relating to non-Specially Serviced Mortgage Loans and (ii)
within ten (10) business days of receiving

                                      S-177

notice in respect of actions relating to Specially Serviced Mortgage Loans. The special servicer will be required to notify the Operating Adviser of, among other things:

      o   any proposed modification, amendment or waiver, or consent to a modification, amendment or waiver, of a Money Term of a mortgage loan or A/B Mortgage Loan or an extension of the original maturity date;

      o   any foreclosure or comparable conversion of the ownership of a mortgaged property;

      o   any proposed sale of a defaulted mortgage loan or A/B Mortgage Loan, other than in connection with the termination of the trust as described in this prospectus supplement under "Description of the
          Offered Certificates--Optional Termination";

      o   any determination to bring an REO Property into compliance with applicable environmental laws;

      o   any release of or acceptance of substitute or additional collateral for a mortgage loan or A/B Mortgage Loan;

      o   any acceptance of a discounted payoff;

      o   any waiver or consent to a waiver of a "due-on-sale" or
          "due-on-encumbrance" clause;

      o   any acceptance or consent to acceptance of an assumption agreement releasing a borrower from liability under a mortgage loan or A/B
          Mortgage Loan;

      o   any release of collateral for a Specially Serviced Mortgage Loan or
          A/B Mortgage Loan (other than in accordance with the terms of, or upon satisfaction of, such mortgage loan);

      o   any franchise changes or management company changes to which the special servicer is required to consent;

      o   certain releases of any Escrow Accounts, Reserve Accounts or letters of credit;

      o   any determination as to whether any type of property-level insurance is required under the terms of any mortgage loan or A/B Mortgage Loan, is available at commercially reasonable rates, is available for similar properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance.

      In addition, subject to the satisfaction of certain conditions, the
Operating Adviser will have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the
Operating Adviser; provided that, prior to the effectiveness of any such appointment the trustee shall have received a letter from each rating agency to the effect that such appointment would not result in a downgrade, withdrawal or qualification in any rating then assigned to any class of certificates. The
Operating Adviser shall pay costs and expenses incurred in connection with the removal and appointment of a special servicer (unless such removal is based on certain events or circumstances specified in the Pooling and Servicing
Agreement).

      At any time, the holders of a majority of the Controlling Class may direct the paying agent in writing to hold an election for an Operating Adviser which election will be held commencing as soon as practicable thereafter.

      The Operating Adviser shall be responsible for its own expenses.

                                      S-178

      We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the Class S
Certificates (which will be the initial Controlling Class), and will be the initial Operating Adviser.

      Notwithstanding the foregoing, the master servicer or special servicer may reject any advice, direction or objection by the Operating Adviser if such advice, direction or objection would-

      o   require or cause the master servicer or special servicer to violate any law of any applicable jurisdiction;

      o   require or cause the master servicer or special servicer to violate the provisions of the Pooling and Servicing Agreement, including those requiring the master servicer or special servicer to act in accordance with the Servicing Standard under the Pooling and Servicing Agreement and not to impair the status of any REMIC created under the Pooling and Servicing Agreement as a REMIC; and

      o   require or cause the master servicer or special servicer to violate the terms of a mortgage loan or any applicable intercreditor, co-lender or similar agreement

      Neither the master servicer nor special servicer will follow any such direction or initiate any such actions. The rights of the Operating Adviser are subject to the rights of any holder of a B Note as described under "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton Loan Group and the A/B
Mortgage Loans."

MORTGAGE LOAN MODIFICATIONS

      Subject to any restrictions applicable to REMICs, and to limitations imposed by the Pooling and Servicing Agreement and any applicable intercreditor agreement, the master servicer may amend any term (other than a Money Term) of a mortgage loan, B Note or Serviced Companion Mortgage Loan that is not a
Specially Serviced Mortgage Loan and may extend the maturity date of any Balloon
Loan, other than a Specially Serviced Mortgage Loan, to a date not more than 60 days beyond the original maturity date.

      Subject to any restrictions applicable to REMICs, the special servicer will be permitted to enter into a modification, waiver or amendment of the terms of any Specially Serviced Mortgage Loan, including any modification, waiver or amendment to:

      o   reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or
          Yield Maintenance Charge;

      o   reduce the amount of the Scheduled Payment on any Specially Serviced
          Mortgage Loan, including by way of a reduction in the related mortgage rate;

      o   forbear in the enforcement of any right granted under any mortgage note or mortgage relating to a Specially Serviced Mortgage Loan;

      o   extend the maturity date of any Specially Serviced Mortgage Loan;
          and/or

      o   accept a Principal Prepayment during any Lock-out Period;

provided in each case that (1) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable judgment of the special servicer, such default is reasonably foreseeable, and (2) in the reasonable judgment of the special servicer, such modification, waiver or amendment would result in a recovery to Certificateholders equal to or exceeding the recovery to Certificateholders (or if the related mortgage loan relates to a
B Note or Serviced Companion Mortgage Loan, equal to or exceeding the recover to
Certificateholders and the holders of such B Note or Serviced Companion Mortgage
Loan, as a collective whole) on a net present value basis, from liquidation as demonstrated in writing by the special servicer to the trustee and the paying agent.

      In no event, however, will the special servicer be permitted to:

                                      S-179

      o   extend the maturity date of a Specially Serviced Mortgage Loan beyond a date that is five years prior to the Rated Final Distribution Date;
          or

      o   if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date of such Specially Serviced Mortgage Loan unless the special servicer gives due consideration to the remaining term of such ground lease.

      Modifications that forgive principal or interest of a mortgage loan will result in Realized Losses on such mortgage loan and such Realized Losses will be allocated among the various Classes of certificates in the manner described under "Description of the Offered Certificates--Distributions--Subordination;
Allocation of Losses and Expenses" in this prospectus supplement.

      The modification of a mortgage loan may tend to reduce prepayments by avoiding liquidations and therefore may extend the weighted average life of the certificates beyond that which might otherwise be the case. See "Yield,
Prepayment and Maturity Considerations" in this prospectus supplement.

SALE OF DEFAULTED MORTGAGE LOANS

      The Pooling and Servicing Agreement grants to (a) the holder of the certificates representing the greatest Percentage Interest in the Controlling
Class and (b) the special servicer, in that order, an option (the "Option") to purchase from the trust any defaulted mortgage loan that is at least 60 days delinquent as to any monthly debt service payment (or is delinquent as to its
Balloon Payment). The "Option Purchase Price" for a defaulted mortgage loan will equal the fair value of such mortgage loan, as determined by the special servicer. Prior to the Special Servicer's determination of fair value referred to in the preceding sentence, the fair value of a mortgage loan shall be deemed to be an amount equal to the Purchase Price plus (i) any prepayment penalty or
Yield Maintenance Charge then payable upon the prepayment of such mortgage loan and (ii) the reasonable fees and expenses of the special servicer, the master servicer and the Trustee incurred in connection with the sale of the mortgage loan. In determining fair value, the special servicer shall take into account, among other factors, the results of any appraisal obtained in accordance with the Pooling and Servicing Agreement within the prior twelve months; any views on fair value expressed by independent investors in comparable mortgage loans
(provided that the special servicer shall not be obligated to solicit such views); the period and amount of any delinquency; whether to the Special
Servicer's actual knowledge, the mortgage loan is in default to avoid a prepayment restriction; the physical condition of the related mortgaged property; the state of the local economy; the expected recoveries from the mortgage loan if the special servicer were to pursue a workout or foreclosure strategy instead of the Option being exercised; and the Trust's obligation to dispose of any REO Property as soon as practicable consistent with the objective of maximizing proceeds for all Certificateholders. The special servicer is required to recalculate the fair value of such defaulted mortgage loan if there has been a material change in circumstances or the special servicer has received new information that has a material effect on value (or otherwise if the time since the last valuation exceeds 60 days). If the Option is exercised by either the special servicer or the holder of certificates representing the greatest
Percentage Interest in the Controlling Class or any of their affiliates then, prior to the exercise of the Option, the trustee will be required to verify that the Option Purchase equal to fair value.

      The Option is assignable to a third party by the holder of the Option, and upon such assignment such third party shall have all of the rights granted to the original holder of such Option. The Option will automatically terminate, and will not be exercisable, if the mortgage loan to which it relates is no longer delinquent, because the defaulted mortgage loan has (i) become a Rehabilitated
Mortgage Loan, (ii) been subject to a work-out arrangement, (iii) been foreclosed upon or otherwise resolved (including by a full or discounted pay-off), (iv) been purchased by the related mortgage loan seller pursuant to the Pooling and Servicing Agreement or (v) been purchased by the holder of a related B Note or mezzanine loan pursuant to a purchase option set forth in the related intercreditor agreement.

      Additionally, each holder of a B Note may have a purchase Option with respect to defaulted mortgage loans under the related intercreditor agreement and to the extent described under "Servicing of the Mortgage Loans--Servicing of the Ritz-Carlton Loan Group and the A/B Mortgage Loans" above.

                                      S-180

FORECLOSURES

      The special servicer may at any time, with notification to and consent of the Operating Adviser (or B Note designee, if applicable) and in accordance with the Pooling and Servicing Agreement, institute foreclosure proceedings, exercise any power of sale contained in any mortgage, accept a deed in lieu of foreclosure or otherwise acquire title to a mortgaged property by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on the related mortgage loan has occurred but subject, in all cases, to limitations concerning environmental matters and, in specified situations, the receipt of an opinion of counsel relating to REMIC requirements.

      If any mortgaged property is acquired as described in the preceding paragraph, the special servicer is required to sell the REO Property as soon as practicable consistent with the requirement to maximize proceeds for all
Certificateholders (and with respect to any B Note or Serviced Companion
Mortgage Loan, for the holders of such loans) but in no event later than three years after the end of the year in which it was acquired (as such period may be extended by an application to the Internal Revenue Service or following receipt of an opinion of counsel that such extension will not result in the failure of such mortgaged property to qualify as "foreclosure property" under the REMIC provisions of the Code), or any applicable extension period, unless the special servicer has obtained an extension from the Internal Revenue Service or has previously delivered to the trustee an opinion of counsel to the effect that the holding of the REO Property by the trust subsequent to three years after the end of the year in which it was acquired, or to the expiration of such extension period, will not result in the failure of such REO Property to qualify as
"foreclosure property" under the REMIC provisions of the Code. In addition, the special servicer is required to use its best efforts to sell any REO Property prior to the Rated Final Distribution Date or earlier to the extent required to comply with REMIC provisions.

      If the trust acquires a mortgaged property by foreclosure or deed in lieu of foreclosure upon a default of a mortgage loan, the Pooling and Servicing
Agreement provides that the special servicer, on behalf of the trustee, must administer such mortgaged property so that it qualifies at all times as
"foreclosure property" within the meaning of Code Section 860G(a)(8). The
Pooling and Servicing Agreement also requires that any such mortgaged property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such mortgaged property. Generally, REMIC I will not be taxable on income received with respect to a mortgaged property to the extent that it constitutes "rents from real property," within the meaning of Code Section
856(c)(3)(A) and Treasury regulations under the Code. "Rents from real property"
do not include the portion of any rental based on the net profits derived by any person from such property. No determination has been made whether rent on any of the mortgaged properties meets this requirement. "Rents from real property"
include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to a mortgaged property owned by a trust, would not constitute "rents from real property," or that all of the rental income would not so qualify if the non-customary services are not provided by an independent contractor or a separate charge is not stated. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a mortgaged property allocated to REMIC I, including but not limited to a hotel or healthcare business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute
"net income from foreclosure property," which would be taxable to REMIC I at the highest marginal federal corporate rate -- currently 35% -- and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the amount of the proceeds available for distribution to holders of certificates. Under the Pooling and Servicing
Agreement, the special servicer is required to determine whether the earning of such income taxable to REMIC I would result in a greater recovery to
Certificateholders on a net after-tax basis than a different method of operation of such property. Prospective investors are advised to consult their own tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs.

                                      S-181

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      The following discussion, when read in conjunction with the discussion of
"Federal Income Tax Consequences" in the prospectus, describes the material federal income tax considerations for investors in the offered certificates.
However, these two discussions do not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules, and do not address state and local tax considerations.
Prospective purchasers should consult their own tax advisers in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the offered certificates.

GENERAL

      For United States federal income tax purposes, portions of the trust will be treated as "Tiered REMICs" as described in the prospectus. See "Federal
Income Tax Consequences--Tiered REMIC Structures" in the prospectus. Three separate REMIC elections will be made with respect to designated portions of the trust other than that portion of the trust consisting of the rights to Excess
Interest and the Excess Interest Sub-account (the "Excess Interest Grantor
Trust"). Upon the issuance of the offered certificates, Latham & Watkins LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming:

      o   the making of proper elections;

      o   the accuracy of all representations made with respect to the mortgage loans;

      o   ongoing compliance with all provisions of the Pooling and Servicing
          Agreement and other related documents and no amendments to them; and

      o   ongoing compliance with applicable provisions of the Code, as it may be amended from time to time, and applicable Treasury Regulations adopted under the Code;

for federal income tax purposes, (1) each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Code; (2) the Residual Certificates will represent three separate classes of REMIC residual interests evidencing the sole class of "residual interests" in each of REMIC I, REMIC II and REMIC III; (3)
the REMIC Regular Certificates will evidence the "regular interests" in, and will be treated as debt instruments of, REMIC III; (4) the Excess Interest
Grantor Trust will be treated as a grantor trust for federal income tax purposes; and (5) the Class T Certificates will represent a beneficial ownership of the assets of the Excess Interest Grantor Trust.

      The offered certificates will be REMIC Regular Certificates issued by
REMIC III. See "Federal Income Tax Consequences--Taxation of Owners of REMIC
Regular Certificates" in the prospectus for a discussion of the principal federal income tax consequences of the purchase, ownership and disposition of the offered certificates.

      The offered certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) and 856(c)(5)(B) of the Code for a real estate investment trust ("REIT") in the same proportion that the assets in the REMIC would be so treated. In addition, interest, including original issue discount, if any, on the offered certificates will be interest described in Section
856(c)(3)(B) of the Code for a REIT to the extent that such certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. However, if 95% or more of the REMIC's assets are real estate assets within the meaning of Section 856(c)(5)(B), then the entire offered certificates shall be treated as real estate assets and all interest from the offered certificates shall be treated as interest described in Section 856(c)(3)(B). The offered certificates will not qualify for the foregoing treatments to the extent the mortgage loans are defeased with U.S. obligations.

      Moreover, the offered certificates will be "qualified mortgages" under
Section 860G(a)(3) of the Code if transferred to another REMIC on its start-up day in exchange for regular or residual interests therein. Offered certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code.

                                      S-182

      The offered certificates will be treated as assets described in Section
7701(a)(19)(C)(xi) of the Code for a domestic building and loan association generally only in the proportion that the REMIC's assets consist of loans secured by an interest in real property that is residential real property
(including multifamily properties and manufactured housing community properties or other loans described in Section 7701(a)(19)(C)). However, if 95% or more of the REMIC's assets are assets described in 7701(a)(19)(C)(i) through
7701(a)(19)(C)(x), then the entire offered certificates shall be treated as qualified property under 7701(a)(19)(C). See "Description of the Mortgage Pool"
in this prospectus supplement and "Federal Income Tax Consequences--REMICs" in the prospectus.

ORIGINAL ISSUE DISCOUNT AND PREMIUM

      We anticipate that (i) the Class A-1, Class A-1A, Class A-2, Class A-3,
Class A-AB, Class A-4, Class A-M, Class A-J, Class B, Class C and Class D
Certificates will be issued at a premium for federal income tax purposes and
(ii) the Class E and Class F Certificates will be issued with a de minimis amount of original issue discount for federal income tax purposes. Whether any holder of any class of certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder.

      The IRS has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" in the prospectus. Purchasers of the offered certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address all of the issues relevant to accrual of original issue discount on prepayable securities such as the offered certificates. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that holders of offered certificates issued with original issue discount may be able to select a method for recognizing original issue discount that differs from that used by the paying agent in preparing reports to Certificateholders and the IRS.
Prospective purchasers of offered certificates are advised to consult their tax advisors concerning the treatment of such certificates.

      Moreover, the OID Regulations include an anti-abuse rule allowing the IRS to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of applicable statutory provisions. No assurance can be given that the Internal Revenue Service will not take a different position as to matters respecting accrual of original issue discount with respect to the offered certificates. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original
Issue Discount and Premium" in the prospectus. Prospective purchasers of the offered certificates are advised to consult their tax advisors concerning the tax treatment of such certificates, and the appropriate method of reporting interest and original issue discount with respect to offered certificates.

      To the extent that any offered certificate is purchased in this offering or in the secondary market at not more than a de minimis discount, as defined in the prospectus, a holder who receives a payment that is included in the stated
redemption price at maturity, generally, the principal amount of such certificate, will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the offered certificate. Such allocable portion of the holder's adjusted basis will be based upon the proportion that such payment of stated redemption price bears to the total remaining stated redemption price at maturity, immediately before such payment is made, of such certificate. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
and "--Sale, Exchange or Redemption" in the prospectus.

      Final regulations on the amortization of bond premium (a) do not apply to regular interests in a REMIC such as the offered certificates and (b) state that they are intended to create no inference concerning the amortization of premium of such instruments. Holders of each class of certificates issued with amortizable bond premium should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income
Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in
the prospectus.

      The prepayment assumption that will be used in determining the rate of accrual of original issue discount, if any, and amortizable bond premium for federal income tax purposes for all classes of certificates issued by the trust will be a 0% CPR applied to each mortgage loan until its maturity; provided, that any ARD Loan is assumed to prepay in full on such mortgage loan's
Anticipated Repayment Date. For a description of CPR, see "Yield,

                                      S-183

Prepayment and Maturity Considerations" in this prospectus supplement. However, we make no representation that the mortgage loans will not prepay during any such period or that they will prepay at any particular rate before or during any such period.

PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

      Prepayment Premiums or Yield Maintenance Charges actually collected on the mortgage loans will be distributed to the holders of each class of certificates entitled to Prepayment Premiums or Yield Maintenance Charges as described under
"Description of the Offered Certificates--Distributions--Distributions of
Prepayment Premiums and Yield Maintenance Charges" in this prospectus supplement. It is not entirely clear under the Code when the amount of a
Prepayment Premium or Yield Maintenance Charge should be taxed to the holders of a class of certificates entitled to a Prepayment Premium or Yield Maintenance
Charge. For federal income tax information reporting purposes, Prepayment
Premiums or Yield Maintenance Charges will be treated as income to the holders of a class of certificates entitled to Prepayment Premiums or Yield Maintenance
Charges only after the master servicer's actual receipt of a Prepayment Premium or a Yield Maintenance Charge to which the holders of such class of certificates is entitled under the terms of the Pooling and Servicing Agreement, rather than including projected Prepayment Premiums or Yield Maintenance Charges in the
determination of a Certificateholder's projected constant yield to maturity. It appears that Prepayment Premiums or Yield Maintenance Charges are treated as ordinary income rather than capital gain. However, the timing and characterization of such income is not entirely clear and Certificateholders should consult their tax advisors concerning the treatment of Prepayment
Premiums or Yield Maintenance Charges.

ADDITIONAL CONSIDERATIONS

      The special servicer is authorized, when doing so is consistent with maximizing the trust's net after-tax proceeds from an REO Property, to incur taxes on the trust in connection with the operation of such REO Property. Any such taxes imposed on the trust would reduce the amount distributable to the
Certificateholders. See "Servicing of the Mortgage Loans--Foreclosures" in this prospectus supplement.

      Federal income tax information reporting duties with respect to the offered certificates and REMIC I, REMIC II and REMIC III will be the obligation of the paying agent, and not of any master servicer.

      For further information regarding the United States federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" and "State and Local Tax Considerations" in the
prospectus.

                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

      The following discussion summarizes certain legal aspects of mortgage loans secured by real property in California (approximately 11.0% of the Initial
Pool Balance) which are general in nature. This summary does not purport to be complete and is qualified in its entirety by reference to the applicable federal and state laws governing the mortgage loans.

CALIFORNIA

      Under California law, a foreclosure may be accomplished either judicially or non-judicially. Generally, no deficiency judgment is permitted under
California law following a nonjudicial sale under a deed of trust. Other
California statutes, except in certain cases involving environmentally impaired real property, require the lender to attempt to satisfy the full debt through a foreclosure against the property before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt. California case law has held that acts such as an offset of an unpledged account or the application of rents from secured property prior to foreclosure, under some circumstances, constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Finally, other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower, and possibly any guarantor, following a judicial sale to the excess of the outstanding debt over the greater (i) the fair market value of the property at the time of the public sale or (ii) the

                                      S-184

amount of the winning bid in the foreclosure. Borrowers also are allowed a one-year period within which to redeem the property.

                          CERTAIN ERISA CONSIDERATIONS

      ERISA and the Code impose restrictions on Plans that are subject to ERISA and/or Section 4975 of the Code and on persons that are Parties in Interest with respect to such Plans. ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits certain transactions between a Plan and
Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the restrictions of ERISA and the Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

      Neither ERISA nor the Code defines the term "plan assets." However, the
U.S. Department of Labor ("DOL") has issued a final regulation (29 C.F.R.
Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. The DOL Regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section
4975 of the Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute Plan assets by reason of a Plan's investment in certificates, such
Plan asset would include an undivided interest in the mortgage loans and any other assets of the trust. If the mortgage loans or other trust assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to the mortgage loans and other trust assets.

      Affiliates of the Depositor, the Underwriters, the master servicer, the special servicer and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the paying agent, the master servicer, the special servicer, the Operating Adviser, any insurer, primary insurer or any other issuer of a credit support instrument relating to the primary assets in the trust or certain of their respective affiliates might be considered fiduciaries or other Parties in Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions"-- within the meaning of ERISA and Section 4975 of the Code -- could arise if certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

      In addition, an insurance company proposing to acquire or hold the offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Code under John Hancock Mutual Life Insurance Co. v.
Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of ERISA,
as added by the Small Business Job Protection Act of 1996, Public Law No.
104-188, and subsequent DOL and judicial guidance. See "--Insurance Company
General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

      With respect to the acquisition and holding of the offered certificates, the DOL has granted to the Underwriters individual prohibited transaction exemptions, which generally exempt from certain of the prohibited transaction rules of ERISA and Section 4975 of the Code transactions relating to:

      o   the initial purchase, the holding, and the subsequent resale by Plans of certificates evidencing interests in pass-through trusts; and

                                      S-185

      o   transactions in connection with the servicing, management and operation of such trusts, provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Exemptions.

The assets covered by the Exemptions include mortgage loans such as the mortgage loans and fractional undivided interests in such loans.

      The Exemptions as applicable to the offered certificates (and as modified by Prohibited Transaction Exemption 2002-41) set forth the following five general conditions which must be satisfied for exemptive relief:

      o   the acquisition of the certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      o   the certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, Moody's or S&P;

      o   the trustee cannot be an affiliate of any member of the Restricted
          Group, other than an underwriter. The "Restricted Group" consists of the Underwriters, the Depositor, the master servicer, the special servicer or any related REO Property and any borrower with respect to mortgage loans constituting more than 5% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of certificates, or any affiliate of any of these parties;

      o   the sum of all payments made to the Underwriters in connection with the distribution of the certificates must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor in consideration of the assignment of the mortgage loans to the trust must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the master servicer, the special servicer, and any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and
          Servicing Agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

      o   the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
          Securities and Exchange Commission under the 1933 Act.

      A fiduciary of a Plan contemplating purchasing any such class of certificates in the secondary market must make its own determination that at the time of such acquisition, any such class of certificates continues to satisfy the second general condition set forth above. The Depositor expects that the third general condition set forth above will be satisfied with respect to each of such classes of certificates. A fiduciary of a Plan contemplating purchasing any such class of certificates must make its own determination that at the time of purchase the general conditions set forth above will be satisfied with respect to any such class of certificate.

      Before purchasing any such class of certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "securities" for purposes of the Exemptions and (b) that the specific and general conditions of the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

      Moreover, the Exemptions provide relief from certain self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

      o   the investing Plan fiduciary or its affiliates is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust;

                                      S-186

      o   the Plan's investment in each class of certificates does not exceed
          25% of all of the certificates outstanding of that class at the time of the acquisition; and

      o   immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

      We believe that the Exemptions will apply to the acquisition and holding of the offered certificates by Plans or persons acting on behalf of or with
"plan assets" of Plans, and that all of the above conditions of the Exemptions, other than those within the control of the investing Plans or Plan investors, have been met. Upon request, the Underwriters will deliver to any fiduciary or other person considering investing "plan assets" of any Plan in the certificates a list identifying each borrower that is the obligor under each mortgage loan that constitutes more than 5% of the aggregate principal balance of the assets of the trust.

INSURANCE COMPANY GENERAL ACCOUNTS

      Based on the reasoning of the United States Supreme Court in John Hancock
Mutual Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the Small
Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and
Section 4975 of the Code. Pursuant to Section 401(c), the Department of Labor
issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and Section 4975 of the Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998 and the insurer satisfied various conditions.

      Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c)
Regulations, may be treated as "plan assets" of such Plans. Because Section
401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in the Subordinate Certificates should consult with their legal counsel with respect to the applicability of Section 401(c).

      Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to the Depositor, the trustee, the paying agent and the master servicer that (1) such acquisition and holding is permissible under applicable law, including the Exemption, will not constitute or result in a non-exempt prohibited transaction under ERISA or
Section 4975 of the Code, and will not subject the Depositor, the trustee, the paying agent or the master servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in DOL Prohibited Transaction Class Exemption 95-60, and
the applicable conditions set forth in PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

      Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA, Section 4975 of the Code or any corresponding provisions of applicable federal, state or local law, the applicability of the
Exemptions, or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the certificates.
Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                      S-187

                                LEGAL INVESTMENT

      The offered certificates will not constitute "mortgage related securities"
for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as
amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, is subject to significant interpretive uncertainties.

      No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates) may adversely affect the liquidity of the offered certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult their own legal advisors to determine whether and to what extent the offered certificates will constitute legal investments for them or are subject to investment, capital, or other restrictions. See "Legal Investment" in the prospectus.

                                 USE OF PROCEEDS

      We will apply the net proceeds of the offering of the certificates towards the simultaneous purchase of the mortgage loans from the mortgage loan sellers and to the payment of expenses in connection with the issuance of the certificates.

                                      S-188

                              PLAN OF DISTRIBUTION

      We have entered into an Underwriting Agreement with Morgan Stanley & Co.
Incorporated, LaSalle Financial Services, Banc of America Securities LLC and
Greenwich Capital Markets, Inc. Subject to the terms and conditions set forth in the Underwriting Agreement, we have agreed to sell to each Underwriter, and each
Underwriter has agreed severally to purchase from us the respective aggregate
Certificate Balance of each class of offered certificates presented below.

    UNDERWRITERS        CLASS A-1      CLASS A-1A       CLASS A-2       CLASS A-3      CLASS A-AB      CLASS A-4       CLASS A-M
--------------------   ------------    -----------     ------------    -----------    ------------    ------------    ------------

Morgan Stanley & Co.
   Incorporated        $144,800,000    $509,109,000    $130,400,000    $73,100,000    $149,000,000    $905,453,000    $273,123,000

LaSalle Financial
   Services, Inc.      $          0    $          0    $          0    $         0    $          0    $          0    $          0

Banc of America
   Securities LLC      $          0    $          0    $          0    $         0    $          0    $          0    $          0

Greenwich Capital
   Markets, Inc.       $          0    $          0    $          0    $         0    $          0    $          0    $          0

     Total...........  $144,800,000    $509,109,000    $130,400,000    $73,100,000    $149,000,000    $905,453,000    $273,123,000

    UNDERWRITERS        CLASS A-J        CLASS B         CLASS C         CLASS D        CLASS E         CLASS F
--------------------   ------------    -----------     -----------     -----------    -----------     -----------

Morgan Stanley & Co.
   Incorporated        $198,014,000    $17,070,000     $40,969,000     $34,140,000    $13,656,000     $23,898,000

LaSalle Financial
   Services, Inc.      $          0    $         0     $         0     $         0    $         0     $         0

Banc of America
   Securities LLC      $          0    $         0     $         0     $         0    $         0     $         0

Greenwich Capital
   Markets, Inc.       $          0    $         0     $         0     $         0    $         0     $         0

     Total...........  $198,014,000    $17,070,000     $40,969,000     $34,140,000    $13,656,000     $23,898,000

      Morgan Stanley & Co. Incorporated will act as co-lead manager and sole bookrunner with respect to the offered certificates. LaSalle Financial Services,
Inc. will act as co-lead manager with respect to the offered certificates.

      The Underwriting Agreement provides that the obligations of the
Underwriters are subject to conditions precedent, and that the Underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an Underwriter, the Underwriting
Agreement provides that the purchase commitment of the non-defaulting
Underwriter may be increased. Proceeds to the Depositor from the sale of the offered certificates, before deducting expenses payable by the Depositor, will be approximately $2,524,560,196, plus accrued interest on the Certificates.

      The Underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriters may effect such transactions by selling such Classes of offered certificates to or through dealers

                                      S-189

and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of such
Classes of offered certificates for whom they may act as agent.

      One or more affiliates of the underwriter have entered into and may, in the future, enter into other financing arrangements with affiliates of some or all of the borrowers. Affiliates of the underwriter, including Morgan Stanley
Mortgage Capital Inc., engage in, and intend to continue to engage in, the acquisition, development, operation, financing and disposition of real estate-related assets in the ordinary course of their business, and are not prohibited in any way from engaging in business activities similar to or competitive with those of the borrowers. See "Risk Factors--Conflicts of
Interest May Have An Adverse Effect On Your Certificates" in this prospectus supplement.

      In connection with the offering, the Underwriters may purchase and sell the offered certificates in the open market. These transactions may include purchases to cover short positions created by the underwriter in connection with the offering. Short positions created by the underwriter involve the sale by the underwriter of a greater number of certificates than they are required to purchase from Morgan Stanley Capital I Inc. in the offering. The underwriter also may impose a penalty bid, whereby selling concessions allowed to broker-dealers in respect of the securities sold in the offering may be reclaimed by the underwriter if the certificates are repurchased by the underwriter in covering transactions. These activities may maintain or otherwise affect the market price of the certificates, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time. These transactions may be effected in the over-the-counter market or otherwise.

      The offered certificates are offered by the Underwriters when, as and if issued by the Depositor, delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about March 28, 2006, which is the seventh business day following the date of pricing of the certificates.

      Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise.
Accordingly, purchasers who wish to trade offered certificates in the secondary market prior to such delivery should specify a longer settlement cycle, or should refrain from specifying a shorter settlement cycle, to the extent that failing to do so would result in a settlement date that is earlier than the date of delivery of such offered certificates.

      The Underwriters and any dealers that participate with the Underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such Classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

      We have agreed to indemnify the Underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect of such liabilities.

      One or more of the Underwriters currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

      The Depositor is an affiliate of Morgan Stanley & Co. Incorporated, an
Underwriter, and Morgan Stanley Mortgage Capital Inc., a mortgage loan seller.
LaSalle Bank National Association, a mortgage loan seller, is the parent of
LaSalle Financial Services, Inc., an Underwriter, and is the paying agent, certificate registrar and authenticating agent for the certificates.

                                  LEGAL MATTERS

      The legality of the offered certificates and the material federal income tax consequences of investing in the offered certificates will be passed upon for us by Latham & Watkins LLP, New York, New York. Certain legal

                                      S-190

matters will be passed upon for the Underwriters by Latham & Watkins LLP, New
York, New York. Certain legal matters will be passed upon for Morgan Stanley
Mortgage Capital Inc. by Latham & Watkins LLP, for LaSalle Bank National
Association by Cadwalader, Wickersham & Taft LLP, for Wells Fargo Bank, National
Association, in its capacity as master servicer, by Sidley Austin LLP, New York,
New York, for LaSalle Bank National Association, in its capacity as paying agent, certificate registrar and authenticating agent, by Kennedy Covington
Lobdell & Hickman, LLP and for J.E. Robert Company, Inc., in its capacity as special servicer, by Kaye Scholer LLP.

                                      S-191

                                     RATINGS

      It is a condition of the issuance of the offered certificates that they receive the following credit ratings from Moody's and S&P.

       CLASS                                      MOODY'S            S&P
       ----------------------------------      -------------      ---------
       Class A-1.........................           Aaa              AAA
       Class A-1A........................           Aaa              AAA
       Class A-2.........................           Aaa              AAA
       Class A-3.........................           Aaa              AAA
       Class A-AB........................           Aaa              AAA
       Class A-4.........................           Aaa              AAA
       Class A-M.........................           Aaa              AAA
       Class A-J.........................           Aaa              AAA
       Class B...........................           Aa1              AA+
       Class C...........................           Aa2              AA
       Class D...........................           Aa3              AA-
       Class E...........................           A1               A+
       Class F...........................           A2                A

      It is expected that each of the Rating Agencies identified above will perform ratings surveillance with respect to its ratings for so long as the
Offered Certificates remain outstanding except that a Rating Agency may stop performing ratings surveillance at any time, for among other reasons, if that
Rating Agency does not have sufficient information to allow it to continue to perform ratings surveillance on the certificates. The Depositor has no ability to ensure that the Rating Agencies perform ratings surveillance. Fees for such ratings surveillance have been prepaid by the Depositor. The ratings of the offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the offered certificates by the Rated Final Distribution Date. That date is the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term. The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

      The ratings of the certificates do not represent any assessment of (1) the likelihood or frequency of principal prepayments, voluntary or involuntary, on the mortgage loans, (2) the degree to which such prepayments might differ from those originally anticipated, (3) whether and to what extent Prepayment
Premiums, Yield Maintenance Charges, any Excess Interest or default interest will be received, (4) the allocation of Net Aggregate Prepayment Interest
Shortfalls or (5) the tax treatment of the certificates. A security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk.

      There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of the offered certificates and, if so, what such rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the ratings assigned to such class at the request of the Depositor.

                                      S-192

                                GLOSSARY OF TERMS

      The certificates will be issued pursuant to the Pooling and Servicing
Agreement. The following Glossary of Terms is not complete. You should also refer to the prospectus and the Pooling and Servicing Agreement for additional definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Pooling and
Servicing Agreement, without exhibits and schedules.

      Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates and will not necessarily apply to any other series of certificates the trust may issue.

      "A Note" means, with respect to any A/B Mortgage Loan, the mortgage note
(or notes) included in the trust.

      "A/B Mortgage Loan" means the Ritz-Carlton Loan Group, the Farmer's New
World Headquarters A/B Mortgage Loan, the Allstate-Charlotte & Roanoke A/B
Mortgage Loan, the FAMSA Retail Building A/B Mortgage Loan and the Fairmont
Terrace Apartments A/B Mortgage Loan or any mortgage loan serviced under the
Pooling and Servicing Agreement that is divided into a senior mortgage note(s)
and a subordinated mortgage note, one or more of which senior mortgage note(s)
is included in the trust. References in this prospectus supplement to an A/B
Mortgage Loan shall be construed to refer to the aggregate indebtedness under the related A Note and the related B Note.

      "Accrued Certificate Interest" means, in respect of each class of
Certificates for each Distribution Date, the amount of interest for the applicable Interest Accrual Period accrued at the applicable Pass-Through Rate on the aggregate Certificate Balance or Notional Amount, as the case may be, of such class of certificates outstanding immediately prior to such Distribution
Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      "Additional Servicer" means each affiliate of the master servicer, MSMC,
LaSalle Bank, the Depositor or any Underwriter that services any of the mortgage loans and each person that is not an affiliate of the master servicer, MSMC,
LaSalle Bank, the Depositor or any Underwriter other than the special servicer, and who services 10% or more of the mortgage loans based on the principal balance of the mortgage loans.

      "Administrative Cost Rate" will equal the sum of the related Master
Servicing Fee Rate, the Excess Servicing Fee Rate and the Trustee Fee Rate for
any month (in each case, expressed as a per annum rate) for any mortgage loan in such month, and is set forth in Appendix II.

      "Advance Rate" means a rate equal to the "Prime Rate" as reported in The
Wall Street Journal from time to time.

      "Advances" means Servicing Advances and P&I Advances, collectively.

      "Allstate-Charlotte & Roanoke A/B Mortgage Loan" means the
Allstate-Charlotte & Roanoke Mortgage Loan and the Allstate-Charlotte & Roanoke
B Note.

      "Allstate-Charlotte & Roanoke B Note" means, with respect to the
Allstate-Charlotte & Roanoke Mortgage Loan, the related B Note.

      "Allstate-Charlotte & Roanoke Intercreditor Agreement" means the intercreditor agreement, between the holder of the Allstate-Charlotte & Roanoke
Mortgage Loan and the holder of the Allstate-Charlotte & Roanoke B Note.

      "Allstate-Charlotte & Roanoke Mortgage Loan" means Mortgage Loan Nos.
29-30.

      "Annual Report" means a report for each mortgage loan based on the most recently available year-end financial statements and most recently available rent rolls of each applicable borrower, to the extent such information is provided to the master servicer, containing such information and analyses as required by the Pooling

                                      S-193

and Servicing Agreement including, without limitation, Debt Service Coverage
Ratios, to the extent available, and in such form as shall be specified in the
Pooling and Servicing Agreement.

      "Anticipated Repayment Date" means, in respect of any ARD Loan, the date on which a substantial principal payment on an ARD Loan is anticipated to be made (which is prior to stated maturity).

      "Appraisal Event" means not later than the earliest of the following:

o  the date 120 days after the occurrence of any delinquency in payment with respect to a mortgage loan, Loan Pair or A/B Mortgage Loan if such delinquency remains uncured;

o  the date 30 days after receipt of notice that the related borrower has filed a bankruptcy petition, an involuntary bankruptcy has occurred or a receiver is appointed in respect of the related mortgaged property, provided that such petition or appointment remains in effect;

o  the effective date of any modification to a Money Term of a mortgage loan,
   Loan Pair or A/B Mortgage Loan, other than an extension of the date that a
   Balloon Payment is due for a period of less than six months from the original due date of such Balloon Payment; and

o  the date 30 days following the date a mortgaged property becomes an REO
   Property.

      "Appraisal Reduction" will equal, for any mortgage loan, including a mortgage loan as to which the related mortgaged property has become an REO
Property, an amount that is equal to the excess, if any, of:

      the sum of:

o  the Scheduled Principal Balance of such mortgage loan, Loan Pair or A/B
   Mortgage Loan or in the case of an REO Property, the related REO mortgage loan, less the principal amount of certain guarantees and surety bonds and any undrawn letter of credit or debt service reserve, if applicable, that is then securing such mortgage loan or Loan Pair;

o  to the extent not previously advanced by the master servicer or the trustee, all accrued and unpaid interest on the mortgage loan, Loan Pair or A/B
   Mortgage Loan at a per annum rate equal to the applicable mortgage rate;

o  all related unreimbursed Advances and interest on such Advances at the
   Advance Rate, and, to the extent applicable, all Advances that were made on a mortgage loan, Loan Pair or A/B Mortgage Loan on or before the date such mortgage loan, Loan Pair or A/B Mortgage Loan became a Rehabilitated Mortgage
   Loan that have since been reimbursed to the advancing party by the trust out of principal collections but not by the related mortgagor; and

o  to the extent funds on deposit in any applicable Escrow Accounts are not sufficient therefor, and to the extent not previously advanced by the master servicer, or the trustee, all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents and other amounts which were required to be deposited in any Escrow Account (but were not deposited) in respect of the related mortgaged property or REO Property, as the case may be,

      over

o  90% of the value (net of any prior mortgage liens) of such mortgaged property or REO Property as determined by such appraisal or internal valuation, plus the full amount of any escrows held by or on behalf of the trustee as security for the mortgage loan, Loan Pair or A/B Mortgage Loan (less the estimated amount of obligations anticipated to be payable in the next twelve months to which such escrows relate).

In the case of any Serviced Pari Passu Mortgage Loan, any Appraisal Reduction
will be calculated in respect of the Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage Loan and then allocated pro rata

                                      S-194

between the Serviced Pari Passu Mortgage Loan and the Serviced Companion
Mortgage Loan according to their respective principal balances. In the case of any A/B Mortgage Loan, any Appraisal Reduction will be calculated in respect of such A/B Mortgage Loan taken as a whole and any such Appraisal Reduction will be allocated first to the related B Note and then allocated to the related A Note.

      "ARD Loan" means a mortgage loan that provides for increases in the mortgage rate and/or principal amortization at a date prior to stated maturity, which creates an incentive for the related borrower to prepay such mortgage loan.

      "Assumed Scheduled Payment" means an amount deemed due in respect of:

o  any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original stated maturity date;
   or

o  any mortgage loan as to which the related mortgaged property has become an
   REO Property.

The Assumed Scheduled Payment deemed due on any such Balloon Loan on its original stated maturity date and on each successive Due Date that the Balloon
Loan remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due on such date if the related Balloon Payment had not come due, but rather such mortgage loan had continued to amortize in accordance with its amortization schedule in effect immediately prior to maturity. With respect to any mortgage loan as to which the related mortgaged property has become an REO Property, the Assumed Scheduled Payment deemed due on each Due
Date for so long as the REO Property remains part of the trust, equals the
Scheduled Payment (or Assumed Scheduled Payment) due on the last Due Date prior to the acquisition of such REO Property.

      "Available Distribution Amount" means in general, for any Distribution
Date:

      (1)   all amounts on deposit in the Certificate Account as of the business day preceding the related Distribution Date that represent payments and other collections on or in respect of the mortgage loans and any
            REO Properties that were received by the master servicer or the special servicer through the end of the related Collection Period, exclusive of any portion that represents one or more of the following:

            o     Scheduled Payments collected but due on a Due Date subsequent to the related Collection Period;

            o     Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the certificates as described in this prospectus supplement);

            o     amounts that are payable or reimbursable to any person other than the Certificateholders (including, among other things, amounts attributable to Expense Losses and amounts payable to the master servicer, the special servicer, the trustee and the paying agent as compensation or in reimbursement of
                  outstanding Advances or as Excess Servicing Fees);

            o     amounts deposited in the Certificate Account in error;

            o     if such Distribution Date occurs during January, other than a leap year, or February of any year, the Interest Reserve
                  Amounts with respect to the Interest Reserve Loans to be
                  deposited into the Interest Reserve Account;

            o     in the case of the REO Property related to an A/B Mortgage
                  Loan, all amounts received with respect to such A/B Mortgage
                  Loan that are required to be paid to the holder of the related
                  B Note pursuant to the terms of the related B Note and the related intercreditor agreement; and

                                      S-195

            o     in the case of any B Note or Serviced Companion Mortgage Loan, the portion of such amounts payable to the holders of any B
                  Note or Serviced Companion Mortgage Loan that are required to be deposited into the related B Note or Serviced Companion
                  Mortgage Loan custodial account;

      (2)   to the extent not already included in clause (1), any P&I Advances made and any Compensating Interest Payment paid with respect to such
            Distribution Date; and

      (3)   if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts then on deposit in the
            Interest Reserve Account.

      "Balloon Loans" means mortgage loans that provide for Scheduled Payments based on amortization schedules significantly longer than their terms to maturity or Anticipated Repayment Date, and that are expected to have remaining principal balances equal to or greater than 5% of the original principal balance of those mortgage loans as of their respective stated maturity date or anticipated to be paid on their Anticipated Repayment Dates, as the case may be, unless previously prepaid.

      "Balloon LTV" - See "Balloon LTV Ratio."

      "Balloon LTV Ratio" or "Balloon LTV" means the ratio, expressed as a percentage, of (a) (i) the principal balance of a Balloon Loan anticipated to be outstanding on the date on which the related Balloon Payment is scheduled to be due or, (ii) in the case of an ARD Loan, the principal balance on its related
Anticipated Repayment Date to (b) the value of the related mortgaged property or properties as of the Cut-off Date determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information" in this prospectus supplement.

      "Balloon Payment" means, with respect to the Balloon Loans, the principal payments and scheduled interest due and payable on the relevant maturity dates.

      "Bankruptcy Code" means, the federal Bankruptcy Code, Title 11 of the
United States Code, as amended.

      "Base Interest Fraction" means, with respect to any principal prepayment of any mortgage loan that provides for payment of a Prepayment Premium or Yield
Maintenance Charge, and with respect to any class of certificates, a fraction
(A) whose numerator is the greater of (x) zero and (y) the difference between
(i) the Pass-Through Rate on that class of certificates, and (ii) the Discount
Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and (B) whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current Discount Rate if not used in such calculation), provided, however, that under no circumstances will the Base
Interest Fraction be greater than one. If the Discount Rate referred to above is greater than the mortgage rate on the related mortgage loan, then the Base
Interest Fraction will equal zero.

      "B Note" means, with respect to any A/B Mortgage Loan, the related subordinated Mortgage Note not included in the trust, which is subordinated in right of payment to the related A Note to the extent set forth in the related intercreditor agreement.

      "Certificate Account" means one or more separate accounts established and maintained by the master servicer or any sub-servicer on behalf of the master servicer, pursuant to the Pooling and Servicing Agreement.

      "Certificate Balance" will equal the then maximum amount that the holder of each Principal Balance Certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust.

      "Certificateholder" or "Holder" means an entity in whose name a certificate is registered in the certificate registrar.

                                      S-196

      "Certificate Owner" means an entity acquiring an interest in an offered certificate.

      "Class" means the designation applied to the offered certificates and the private certificates, pursuant to this prospectus supplement.

      "Class A Senior Certificates" means the Class A-1 Certificates, the Class
A-1A Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the
Class A-AB Certificates and the Class A-4 Certificates.

      "Class X-RC Strip Amount" means, for any Distribution Date, the lesser of
(A) the Class X-RC Distributable Certificate Interest Amount for such
Distribution Date and (B) the portion of the Available Distribution Amount for such Distribution Date that is attributable to payments of interest on the
Ritz-Carlton Pari Passu Loan.

      "Class X-RC Strip Rate" means 0.45% per annum, multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is 30.

      "Clearstream Bank" means Clearstream Bank, societe anonyme.

      "Closing Date" means on or about March 28, 2006.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Collection Period" means, with respect to any Distribution Date, the period beginning with the day after the Determination Date in the month preceding such Distribution Date (or, in the case of the first Distribution
Date, the Cut-off Date) and ending with the Determination Date occurring in the month in which such Distribution Date occurs.

      "Compensating Interest" means, with respect to any Distribution Date, an amount equal to the lesser of (A) Prepayment Interest Shortfalls incurred in respect of the mortgage loans resulting from Principal Prepayments on such mortgage loans (but not including any B Note or Serviced Companion Mortgage
Loan) during the related Collection Period over (B) the aggregate of the
Prepayment Interest Excesses received in respect of the mortgage loans resulting from Principal Prepayments on the mortgage loans (but not including any B Note or Serviced Companion Mortgage Loan) during the same related Collection Period.
Notwithstanding the foregoing, such Compensating Interest shall not (i) exceed the portion of the aggregate Master Servicing Fee accrued at a rate per annum equal to 2 basis points for the related Collection Period calculated in respect of the mortgage loans including REO Properties (but not including any B Note or
Serviced Companion Mortgage Loan), plus any investment income earned on the amount prepaid prior to such Distribution Date, if the master servicer applied the subject Principal Prepayment in accordance with the terms of the related mortgage loan documents and (ii) be required to be paid on any Prepayment
Interest Shortfalls to the extent incurred in respect of any Specially Serviced
Mortgage Loans.

      "Compensating Interest Payment"  means any payment of Compensating
Interest.

      "Condemnation Proceeds" means any awards resulting from the full or partial condemnation or eminent domain proceedings or any conveyance in lieu or in anticipation of such proceedings with respect to a mortgaged property by or to any governmental, quasi-governmental authority or private entity with condemnation powers other than amounts to be applied to the restoration, preservation or repair of such mortgaged property or released to the related borrower in accordance with the terms of the mortgage loan and (if applicable)
its related B Note or Serviced Companion Mortgage Loan. With respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage Loan, only an allocable portion of such Condemnation Proceeds will be distributable to the Certificateholders.

      "Constant Default Rate" or "CDR" means a rate that represents an assumed constant rate of default each month, which is expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CDR does not purport to be either an historical description of

                                      S-197

the default experience of any pool of mortgage loans or a prediction of the anticipated rate of default of any mortgage loans, including the mortgage loans underlying the certificates.

      "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the mortgage loans underlying the certificates.

      "Controlling Class" means the most subordinate class of Subordinate
Certificates outstanding at any time of determination; provided, however, that if the aggregate Certificate Balance of such class of certificates is less than
25% of the initial aggregate Certificate Balance of such Class as of the Closing
Date, the Controlling Class will be the next most subordinate class of
Subordinate Certificates.

      "CPR" - See "Constant Prepayment Rate" above.

      "Cut-off Date" means March 1, 2006, or with respect to Mortgage Loan Nos.
1-5, February 28, 2006. For purposes of the information contained in this prospectus supplement (including the appendices to this prospectus supplement), scheduled payments due in March 2006 with respect to mortgage loans not having payment dates on the first day of each month have been deemed received on March
1, 2006, not the actual day on which the scheduled payments were due.

      "Cut-off Date Balance" means, with respect to any mortgage loan, such mortgage loan's principal balance outstanding as of its Cut-off Date, after application of all payments of principal due on or before such date, whether or not received determined as described under "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement. For purposes of those mortgage loans that have a Due Date on a date other than the first of the month, we have assumed that monthly payments on such mortgage loans are due on the first of the month for purposes of determining their Cut-off Date
Balances.

      "Cut-off Date Loan-to-Value" or "Cut-off Date LTV" means a ratio, expressed as a percentage, of the Cut-off Date Balance of a mortgage loan to the value of the related mortgaged property or properties determined as described under "Description of the Mortgage Pool--Additional Mortgage Loan Information"
in this prospectus supplement.

      "Cut-off Date LTV" - See "Cut-off Date Loan-to-Value."

      "Dakota Ridge Apartments Intercreditor Agreement" means the intercreditor agreement between the initial holder of the Dakota Ridge Apartments Mortgage
Loan and the initial holder of the Dakota Ridge Apartments Mezzanine Loan.

      "Dakota Ridge Apartments Mezzanine Loan means, with respect to the Dakota
Ridge Apartments Mortgage Loan, the related mezzanine loan.

      "Dakota Ridge Apartments Mortgage Loan"  means Mortgage Loan No. 94.

      "Debt Service Coverage Ratio" or "DSCR" means the ratio of Underwritable
Cash Flow estimated to be produced by the related mortgaged property or properties to the annualized amount of current debt service payable under that mortgage loan, whether or not the mortgage loan has an interest-only period that has not expired as of the Cut-Off Date. See "Description of the Mortgage
Pool--Additional Mortgage Loan Information" in this prospectus supplement.

      "Debt Service Coverage Ratio Post IO Period" or "DSCR Post IO Period"
means, with respect to the related mortgage loan that has an interest-only period that has not expired as of the Cut-off Date but will expire prior to maturity, a debt service coverage ratio calculated in the same manner as DSCR except that the amount of the monthly debt service payment considered in the calculation is the amount of the monthly debt service payment that

                                      S-198

is due in the first month following the expiration of the applicable interest-only period. See "Description of the Mortgage Pool--Additional Mortgage
Loan Information" in this prospectus supplement.

      "Depositor" means Morgan Stanley Capital I Inc.

      "Determination Date" means the 8th day of each month, or, if such day is not a business day, the next succeeding business day.

      "Discount Rate" means, for the purposes of the distribution of Prepayment
Premiums or Yield Maintenance Charges, the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually.

      "Distributable Certificate Interest Amount" means, in respect of any Class of certificates for any Distribution Date, the sum of:

o  Accrued Certificate Interest in respect of such Class or Classes of certificates for such Distribution Date, reduced (to not less than zero) by:

            o     any Net Aggregate Prepayment Interest Shortfalls allocated to such Class or Classes for such Distribution Date; and

            o     Realized Losses and Expense Losses, in each case specifically allocated with respect to such Distribution Date to reduce the
                  Distributable Certificate Interest Amount payable in respect of such Class or Classes in accordance with the terms of the
                  Pooling and Servicing Agreement; plus

o  the portion of the Distributable Certificate Interest Amount for such Class or Classes remaining unpaid as of the close of business on the preceding
   Distribution Date; plus

o  if the aggregate Certificate Balance is reduced because of a diversion of principal as a result of the reimbursement of non-recoverable Advances out of principal in accordance with the terms of the Pooling and Servicing
   Agreement, and there is a subsequent recovery of amounts applied by the master servicer as recoveries of principal, then an amount generally equal to interest at the applicable Pass-Through Rate that would have accrued and been distributable with respect to the amount that the aggregate Certificate
   Balance was so reduced, which interest will accrue from the date that the related Realized Loss is allocated through the end of the Interest Accrual
   Period related to the Distribution Date on which such amounts are subsequently recovered.

      "Distribution Account" means the distribution account maintained by the paying agent, in accordance with the Pooling and Servicing Agreement.

      "Distribution Date" means, with respect to any Determination Date, the 4th business day after the related Determination Date.

      "Document Defect" means that a mortgage loan is not delivered as and when required, is not properly executed or is defective on its face.

      "DOL Regulation" means the final regulation, issued by the DOL, defining the term "plan assets" which provides, generally, that when a Plan makes an equity investment in another entity, the underlying assets of that entity may be considered plan assets unless exceptions apply (29 C.F.R. Section 2510.3-101).

      "DSCR" - See "Debt Service Coverage Ratio."

      "DTC" means The Depository Trust Company.

                                      S-199

      "Due Dates" means dates upon which the related Scheduled Payments are due under the terms of the related mortgage loans or any B Note or Serviced
Companion Mortgage Loan.

      "Eligible Account" " means an account (or accounts) that is any of the following: (i) maintained with a depository institution or trust company whose
(A) commercial paper, short-term unsecured debt obligations or other short-term deposits are rated at least "P-1" by Moody's and "A-1" by S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" by Moody's and at least "AA-" by S&P
(or "A-" if the short-term unsecured debt obligations are rated at least "A-1"), if the deposits are to be held in the account more than 30 days or (ii) a segregated trust account or accounts maintained in the trust department of the trustee, the paying agent or other financial institution having a combined capital and surplus of at least $50,000,000 and subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal
Regulations Section 9.10(b) and whose long-term senior unsecured debt obligations or other long-term deposits, or the trustee's or paying agent's parent's long-term senior unsecured debt obligations or other long-term deposits, are rated at least "Baa3" by Moody's, or (iii) an account or accounts of a depository institution acceptable to each rating agency, as evidenced by confirmation that the use of any such account as the Certificate Account or the
Distribution Account will not cause a downgrade, withdrawal or qualification of the then current ratings of any Class of certificates. Notwithstanding anything in the foregoing to the contrary, an account shall not fail to be an Eligible
Account solely because it is maintained with Wells Fargo Bank, National
Association, a wholly-owned subsidiary of Wells Fargo & Co., provided that such subsidiary's or its parent's (A) commercial paper, short-term unsecured debt obligations or other short-term deposits are at least "P-1" in the case of
Moody's, and "A-1" in the case of S&P, if the deposits are to be held in the account for 30 days or less, or (B) long-term unsecured debt obligations are rated at least "Aa3" in the case of Moody's and at least "AA-" in the case of
S&P, if the deposits are to be held in the account for more than 30 days.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

      "Escrow Account" means one or more custodial accounts established and maintained by the master servicer pursuant to the Pooling and Servicing
Agreement.

      "Euroclear Bank" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear system.

      "Event of Default" means, with respect to the master servicer under the
Pooling and Servicing Agreement, any one of the following events:

o  any failure by the master servicer to remit to the paying agent or otherwise make any payment required to be remitted by the master servicer under the terms of the Pooling and Servicing Agreement, including any required
   Advances;

o  any failure by the master servicer to make a required deposit to the
   Certificate Account which continues unremedied for one business day following the date on which such deposit was first required to be made;

o  any failure on the part of the master servicer duly to observe or perform in any material respect any other of the duties, covenants or agreements on the part of the master servicer contained in the Pooling and Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the master servicer by the Depositor or the trustee; provided, however, that if the master servicer certifies to the trustee and the
   Depositor that the master servicer is in good faith attempting to remedy such failure, such cure period will be extended to the extent necessary to permit the master servicer to cure such failure; provided, further that such cure period may not exceed 90 days;

o  any breach of the representations and warranties of the master servicer in the Pooling and Servicing Agreement that materially and adversely affects the interest of any holder of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied shall have been given to the master servicer by the Depositor or the trustee, provided, however, that if the master servicer certifies to the trustee and the Depositor that the master servicer is in good faith attempting

                                      S-200

   to remedy such breach, such cure period will be extended to the extent necessary to permit the master servicer to cure such breach; provided, further that such cure period may not exceed 90 days;

o  a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the master servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o  the master servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the master servicer or of or relating to all or substantially all of its property;

o  the master servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o  the master servicer receives actual knowledge that Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that the master servicer obtained such actual knowledge), and, in the case of either clauses (i) or (ii), citing servicing concerns with the master servicer as the sole or material factor in such rating; and

o  the master servicer is removed from S&P's Select Servicer List as a U.S.
   Commercial Mortgage Master Servicer and is not reinstated within 60 days.

      Under certain circumstances, the failure by a party to the Pooling and
Servicing Agreement or a primary servicing agreement or sub-servicing agreement to perform its duties described under "Description of the Offered Certificates -
Evidence as to Compliance" in this prospectus supplement, or to perform certain other reporting duties imposed on it for purposes of compliance with Regulation
AB and the Securities and Exchange Act of 1934, will constitute an event of default that entitles the Depositor or another party to terminate that party. In some circumstances, such an event of default may be waived by the Depositor in its sole discretion.

      "Excess Interest" means, in respect of each ARD Loan that does not repay on its Anticipated Repayment Date, the excess, if any, of interest accrued on such mortgage loan at the Revised Rate over interest accrued on such mortgage loan at the Initial Rate, together with interest thereon at the Revised Rate from the date accrued to the date such interest is payable (generally, after payment in full of the outstanding principal balance of such loan).

      "Excess Interest Sub-account" means an administrative account deemed to be a sub-account of the Distribution Account. The Excess Interest Sub-account will not be an asset of any REMIC Pool.

      "Excess Liquidation Proceeds" means the excess of (i) proceeds from the sale or liquidation of a mortgage loan or related REO Property, net of expenses over (ii) the amount that would have been received if a prepayment in full had been made with respect to such mortgage loan (or, in the case of an REO Property related to an A/B Mortgage Loan, a prepayment in full had been made with respect to both the related A Note and B Note) on the date such proceeds were received plus accrued and unpaid interest with respect to that mortgage loan and any and all expenses with respect to that mortgage loan.

      "Excess Servicing Fee" means an additional fee payable to Wells Fargo that accrues at the Excess Servicing Fee Rate, which is assignable and non-terminable.

                                      S-201

      "Excess Servicing Fee Rate" means an amount per annum set forth in the
Pooling and Servicing Agreement which is payable each month with respect to certain mortgage loans in connection with the Excess Servicing Fee.

      "Exemptions" means the individual prohibited transaction exemptions relating to pass-through certificates and the operation of asset pool investment trusts granted by the DOL to the Underwriters, as amended.

      "Expense Losses" means, among other things:

o  any interest paid to the master servicer, special servicer or the trustee in respect of unreimbursed Advances on the mortgage loans;

o  all Special Servicer Compensation payable to the special servicer from amounts that are part of the trust;

o  other expenses of the trust, including, but not limited to, specified reimbursements and indemnification payments to the trustee, the paying agent and certain related persons, specified reimbursements and indemnification payments to the Depositor, the master servicer, the special servicer and certain related persons, specified taxes payable from the assets of the trust, the costs and expenses of any tax audits with respect to the trust and other tax-related expenses, rating agency fees not recovered from the borrower, amounts expended on behalf of the trust to remediate an adverse environmental condition and the cost of various opinions of counsel required to be obtained in connection with the servicing of the mortgage loans and administration of the trust; and

o  any other expense of the trust not specifically included in the calculation of Realized Loss for which there is no corresponding collection from the borrower.

      "Fairmont Terrace Apartments A/B Mortgage Loan" " means the Fairmont
Terrace Apartments Mortgage Loan and the Fairmont Terrace Apartments B Note.

      "Fairmont Terrace Apartments B Note" means, with respect to the Fairmont
Terrace Apartments Mortgage Loan, the related B Note.

      "Fairmont Terrace Apartments Intercreditor Agreement" means the intercreditor agreement, between the holder of the Fairmont Terrace Apartments
Mortgage Loan and the holder of the Fairmont Terrace Apartments B Note.

      "Fairmont Terrace Apartments Mortgage Loan" means Mortgage Loan No. 132.

      "FAMSA Retail Building A/B Mortgage Loan" means the FAMSA Retail Building
Mortgage Loan and the FAMSA Retail Building B Note.

      "FAMSA Retail Building B Note" means, with respect to the FAMSA Retail
Building Mortgage Loan, the related B Note.

      "FAMSA Retail Building Intercreditor Agreement" means the intercreditor agreement, between the holder of the FAMSA Retail Building Mortgage Loan and the holder of the FAMSA Retail Building B Note.

      "FAMSA Retail Building Mortgage Loan" means Mortgage Loan No. 192.

      "Farmer's New World Headquarters A/B Mortgage Loan" means the Farmer's New
World Headquarters Mortgage Loan and the Farmer's New World Headquarters B Note.

      "Farmer's New World Headquarters B Note" means, with respect to the
Farmer's New World Headquarters Mortgage Loan, the related B Note.

                                      S-202

      "Farmer's New World Headquarters Intercreditor Agreement" " means the intercreditor agreement, between the initial holder of the Farmer's New World
Headquarters Mortgage Loan and the initial holder of the Farmer's New World
Headquarters B Note.

      "Farmer's New World Headquarters Mortgage Loan" means Mortgage Loan No.
45.

      "Financial Market Publishers" means TREPP, LLC and Intex Solutions, Inc., or any successor entities thereof.

      "Fitch" means Fitch, Inc.

      "401(c) Regulations" means the final regulations issued by the DOL under
Section 401(c) of ERISA clarifying the application of ERISA to Insurance Company
General Accounts.

      "Initial Loan Group 1 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 1, or $2,222,122,108.

      "Initial Loan Group 2 Balance" means the aggregate Cut-off Date Balance of the mortgage loans in Loan Group 2, or $509,109,411.

      "Initial Pool Balance" means the aggregate Cut-off Date Balance of
$2,731,231,519.

      "Initial Rate" means, with respect to any mortgage loan, the mortgage rate in effect as of the Cut-off Date for such mortgage loan.

      "Insurance Proceeds" means all amounts paid by an insurer under an insurance policy in connection with a mortgage loan, B Note or Serviced
Companion Mortgage Loan, other than amounts required to be paid to the related borrower. With respect to the mortgaged property or properties securing any Loan
Pair or A/B Mortgage Loan, only an allocable portion of such Insurance Proceeds will be distributable to the Certificateholders.

      "Interest Accrual Period" means, for each class of REMIC Regular
Certificates and each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs.

      "Interest Only Certificates" means the Class X Certificates and Class X-RC
Certificates.

      "Interest Reserve Account" means an account that the master servicer has established and will maintain for the benefit of the holders of the certificates.

      "Interest Reserve Amount" means all amounts deposited in the Interest
Reserve Account with respect to Scheduled Payments due in any applicable January and February.

      "Interest Reserve Loan" - See "Non-30/360 Loan" below.

      "LaSalle" means LaSalle Bank National Association.

      "LaSalle Loans" means the mortgage loans that were originated by LaSalle or its affiliates or subsidiaries.

      "Liquidation Fee" means 1.00% of the related Liquidation Proceeds and/or any Condemnation Proceeds and Insurance Proceeds received by the trust in connection with a Specially Serviced Mortgage Loan or related REO Property (net of any expenses) provided, however, that (A) in the case of a final disposition consisting of the repurchase of a mortgage loan or REO Property by a mortgage loan seller due to a breach of a representation and warranty or Document Defect, such fee will only be paid by such mortgage loan seller and due to the special servicer if repurchased after the date that is 180 days or more after the applicable mortgage loan seller receives notice of the breach or defect causing the repurchase and (B) in the case of a repurchase of a mortgage loan by a related subordinate or mezzanine lender, such fee will only be due to the special servicer if repurchased 60 days

                                      S-203

after the master servicer, the special servicer or the trustee receives notice of the default causing the repurchase. For the avoidance of doubt, a Liquidation
Fee will be payable in connection with a repurchase of (i) an A Note by the holder of the related B Note or (ii) a mortgage loan by the holder of the related mezzanine loan, only to the extent set forth in the related intercreditor agreement.

      "Liquidation Proceeds" means proceeds from the sale or liquidation
(provided that for the purposes of calculating Liquidation Fees, Liquidation
Proceeds shall not include any proceeds from a repurchase of a mortgage loan by a mortgage loan seller due to a Material Breach of a representation or warranty or Material Document Defect) of a mortgage loan, B Note or Serviced Companion
Mortgage Loan or related REO Property, net of liquidation expenses. With respect to the mortgaged property or properties securing any Loan Pair or A/B Mortgage
Loan, only an allocable portion of such Liquidation Proceeds will be distributable to the Certificateholders.

      "Loan Group" means Loan Group 1 or Loan Group 2, as applicable.

      "Loan Group Principal Distribution Amount" means the Loan Group 1
Principal Distribution Amount or Loan Group 2 Principal Distribution Amount, as
applicable.

      "Loan Group 1" means that distinct loan group consisting of two hundred eight (208) mortgage loans, representing approximately 81.4 % of the Initial
Pool Balance, that are secured by property types other than multifamily properties that secure fifty-seven (57) of the mortgage loans, mixed use properties that secure one (1) of the mortgage loans and manufactured community properties that secure two (2) of the mortgage loans.

      "Loan Group 1 Principal Distribution Amount" means, for any Distribution
Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 1.

      "Loan Group 2" means that distinct loan group consisting of sixty (60)
mortgage loans, representing approximately 18.6% of the Initial Pool Balance and comprised of fifty-seven (57) mortgage loans that are secured by multifamily properties, one (1) mortgage loan that is secured by mixed use properties and two (2) mortgage loans that are secured by manufactured housing community properties, representing approximately 83.2 % of the Initial Pool Balance of all the mortgage loans secured by multifamily and mixed use properties.

      "Loan Group 2 Principal Distribution Amount" means, for any Distribution
Date, that portion, if any, of the Principal Distribution Amount that is attributable to the mortgage loans included in Loan Group 2.

      "Loan Pair" means a Serviced Pari Passu Mortgage Loan and the related
Serviced Companion Mortgage Loan, collectively.

      "Lock-out Period" means the period during which voluntary principal prepayments are prohibited.

      "MAI" means Member of the Appraisal Institute.

      "Master Servicer Remittance Date" means, in each month, the business day preceding the Distribution Date.

      "Master Servicing Fee" means the monthly amount, based on the Master
Servicing Fee Rate, to which the master servicer is entitled in compensation for servicing the mortgage loans and any B Note and any Serviced Companion Mortgage
Loan. Notwithstanding the foregoing, no Master Servicing Fee will be payable with respect to the Ritz-Carlton B Note, or otherwise be allocable to the
Ritz-Carlton B Note, or the trust with respect to the Ritz-Carlton B Note.

      "Master Servicing Fee Rate" means the rate per annum payable each month with respect to a mortgage loan, any B Note and any Serviced Companion Mortgage
Loan in connection with the Master Servicing Fee as set forth in the Pooling and
Servicing Agreement. The Master Servicing Fee Rate (including any subservicing or primary servicing fees) for Wells Fargo Bank, National Association will range, on a loan by loan basis, from 0.02% per annum to 0.13% per annum.

                                      S-204

      "Material Breach" means a breach of any of the representations and warranties that (a) materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the breach materially and adversely affects the value of the mortgage loan and (ii)
the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated
Mortgage Loan.

      "Material Document Defect" means a Document Defect that either (a)
materially and adversely affects the interests of the holders of the certificates in the related mortgage loan, or (b) both (i) the Document Defect materially and adversely affects the value of the mortgage loan and (ii) the mortgage loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage
Loan.

      "Money Term" means, with respect to any mortgage loan or B Note, the stated maturity date, mortgage rate, principal balance, amortization term or payment frequency or any provision of the mortgage loan requiring the payment of a Prepayment Premium or Yield Maintenance Charge (but does not include late fee or default interest provisions).

      "Moody's" means Moody's Investors Service, Inc.

      "Mortgage File" means the following documents, among others

o  the original mortgage note (or lost note affidavit), endorsed (without recourse) in blank or to the order of the trustee;

o  the original or a copy of the related mortgage(s), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o  the original or a copy of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage), together with originals or copies of any intervening assignments of such document(s), in each case with evidence of recording thereon (unless such document(s) have not been returned by the applicable recorder's office);

o  unless the mortgage loan is registered on MERS, an assignment of each related mortgage in blank or in favor of the trustee, in recordable form;

o  unless the mortgage loan is registered on MERS, an assignment of any related assignment(s) of rents and leases (if any such item is a document separate from the mortgage) in blank or in favor of the trustee, in recordable form;

o  an original or copy of the related lender's title insurance policy (or, if a title insurance policy has not yet been issued, a binder, commitment for title insurance or a preliminary title report); and

o  when relevant, the related ground lease or a copy of it.

      "Mortgage Loan Purchase Agreement" means each of the agreements entered into between the Depositor and the respective mortgage loan seller, as the case may be.

      "Mortgage Pool" means the two hundred sixty-eight (268) mortgage loans with an aggregate principal balance, as of the Cut-off Date, of approximately
$2,731,231,519, which may vary on the Closing Date by up to 5%.

      "MSMC" means Morgan Stanley Mortgage Capital Inc.

      "MSMC Loans" means the mortgage loans that were originated or purchased by
MSMC.

      "Net Aggregate Prepayment Interest Shortfall" means, for the related
Distribution Date, the excess of all Prepayment Interest Shortfalls incurred in respect of the mortgage loans (including Specially Serviced Mortgage

                                      S-205

Loans) during any Collection Period over the Compensating Interest to be paid by the master servicer (or any sub-servicer, if applicable according to the related sub-servicing agreement) on such Distribution Date.

      "Net Mortgage Rate" means, in general, with respect to any mortgage loan
(or, in the case of the Ritz-Carlton Pari Passu Loan, each of the Ritz-Carlton
IO Component and the Ritz-Carlton Non-IO Component), a per annum rate equal to the related mortgage rate (excluding any default interest or any rate increase occurring after an Anticipated Repayment Date) minus the related Administrative
Cost Rate, and minus, in the case of the Ritz-Carlton IO Component, the Class
X-RC Strip Rate; provided that, for purposes of calculating the Pass-Through
Rate for each class of REMIC Regular Certificates from time to time, the Net
Mortgage Rate for any mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan subsequent to the Closing Date. In addition, because the certificates accrue interest on the basis of a 360-day year consisting of twelve 30-day months, when calculating the Pass-Through Rate for each class of certificates for each Distribution Date, the Net Mortgage Rate on a Non-30/360 Loan (or, in the case of the Ritz-Carlton
Pari Passu Loan, each of the Ritz-Carlton IO Component and the Ritz-Carlton
Non-IO Component) will be the annualized rate at which interest would have to accrue on the basis of a 360-day year consisting of twelve 30-day months in order to result in the accrual of the aggregate amount of net interest actually accrued (exclusive of default interest or Excess Interest), minus, in the case of the Ritz-Carlton IO Component, the Class X-RC Strip Rate. However, with respect to each Non-30/360 Loan:

o  the Net Mortgage Rate that would otherwise be in effect for purposes of the
   Scheduled Payment due in January of each year (other than a leap year) and
   February of each year will be adjusted to take into account the applicable
   Interest Reserve Amount; and

o  the Net Mortgage Rate that would otherwise be in effect for purposes of the
   Scheduled Payment due in March of each year will be adjusted to take into account the related withdrawal from the Interest Reserve Account for the preceding January (commencing in 2007), if applicable, and February
   (commencing in 2007).

      "Net Operating Income" or "NOI" means historical net operating income for a mortgaged property for the annual or other period specified (or ending on the
"NOI Date" specified), and generally consists of revenue derived from the use and operation of the mortgaged property, consisting primarily of rental income
(and in the case of residential cooperative mortgage loans, assuming that the property was operated as a rental property), less the sum of (a) operating expenses (such as utilities, administrative expenses, management fees and advertising) and (b) fixed expenses, such as insurance, real estate taxes
(except in the case of certain mortgage loans included in the trust, where the related borrowers are exempted from real estate taxes and assessments) and, if applicable, ground lease payments. Net operating income generally does not reflect (i.e. it does not deduct for) capital expenditures, including tenant improvement costs and leasing commissions, interest expenses and non-cash items such as depreciation and amortization.

      "Non-30/360 Loan" or "Interest Reserve Loan" means a mortgage loan that accrues interest other than on the basis of a 360-day year consisting of twelve
30-day months.

      "Notional Amount" means the notional principal amount of the Class X
Certificates or the Class X-RC Certificates, as applicable, which will be based upon (i) the outstanding principal balance of the Principal Balance Certificates outstanding from time to time in the case of the Class X Certificates and (ii)
the outstanding principal balance of the Ritz-Carlton IO Component outstanding from time to time in the case of the Class X-RC Certificates.

      "OID" means original issue discount.

      "Operating Adviser" means that entity appointed by the holders of a majority of the Controlling Class which will have the right to receive notification from, and in specified cases to direct, the special servicer in regard to specified actions; provided, that, with respect to an A/B Mortgage
Loan, a holder of the related B Note, will, to the extent set forth in the related intercreditor agreement, instead be entitled to the rights and powers granted to the Operating Adviser under the Pooling and Servicing Agreement to the extent such rights and powers relate to the related A/B Mortgage Loan (but only so long as the holder of the related B Note is the directing holder or

                                      S-206

controlling holder, as defined in the related intercreditor agreement). The initial Operating Adviser will be JER Investors Trust Inc.

      "Option" means the option to purchase from the trust any defaulted mortgage loan, as described under "Servicing of the Mortgage Loans--Sale of
Defaulted Mortgage Loans," in this prospectus supplement.

      "P&I Advance" means the amount of any Scheduled Payments or Assumed
Scheduled Payment (net of the related Master Servicing Fees, Excess Servicing
Fees and other servicing fees payable from such Scheduled Payments or Assumed
Scheduled Payments), other than any Balloon Payment, advanced on the mortgage loans that are delinquent as of the close of business on the preceding
Determination Date.

      "Participants" means DTC's participating organizations.

      "Parties in Interest" means persons who have specified relationships to
Plans ("parties in interest" under ERISA or "disqualified persons" under Section
4975 of the Code).

      "Pass-Through Rate" means the rate per annum at which any class of certificates (other than the Residual Certificates) accrues interest.

      "Percentage Interest" will equal, as evidenced by any certificate in the
Class to which it belongs, a fraction, expressed as a percentage, the numerator of which is equal to the initial Certificate Balance or Notional Amount, as the case may be, of such certificate as set forth on the face of the certificate, and the denominator of which is equal to the initial aggregate Certificate
Balance or Notional Amount, as the case may be, of such Class.

      "Percent Leased" means the percentage of square feet or units, as the case may be, of a mortgaged property that was occupied or leased or, in the case of hospitality properties, average units so occupied over a specified period, as of a specified date (identified on Appendix II to this prospectus supplement as the
"Percent Leased as of Date"), as specified by the borrower or as derived from the mortgaged property's rent rolls, operating statements or appraisals or as determined by a site inspection of such mortgaged property. Such percentage includes tenants which have executed a lease to occupy such mortgaged property even though the applicable tenant has not taken physical occupancy.

      "Permitted Cure Period" means, for the purposes of any Material Document
Defect or Material Breach in respect of any mortgage loan, the 90-day period immediately following the earlier of the discovery by the related mortgage loan seller or receipt by the related mortgage loan seller of notice of such Material
Document Defect or Material Breach, as the case may be. However, if such
Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period and such
Document Defect or Material Breach would not cause the mortgage loan to be other than a "qualified mortgage", but the related mortgage loan seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure
Period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the mortgage loan is then a Specially Serviced
Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in the second and fifth bullet points of the definition of Specially Serviced Mortgage Loan and (y) the Document Defect was
identified in a certification delivered to the related mortgage loan seller by the trustee in accordance with the Pooling and Servicing Agreement.

      "Planned Principal Balance" means, for any Distribution Date, the balance shown for such Distribution Date in the table set forth in Schedule A to this prospectus supplement.

      "Plans" means (a) employee benefit plans as defined in Section 3(3) of
ERISA that are subject to Title I of ERISA, (b) plans as defined in Section 4975 of the Code that are subject to Section 4975 of the Code, (c) any other retirement plan or employee benefit plan or arrangement subject to applicable federal, state or local law materially similar to the foregoing provisions of
ERISA and the Code, and (d) entities whose underlying assets include plan assets by reason of a plan's investment in such entities.

                                      S-207

      "Pooling and Servicing Agreement" means the Pooling and Servicing
Agreement, dated as of March 1, 2006 between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, J.E.
Robert Company, Inc., as special servicer, U.S. Bank National Association, as trustee and LaSalle Bank National Association, as paying agent and certificate registrar.

      "Powers Industrial Portfolio Intercreditor Agreement" means the intercreditor agreement between the initial holder of the Powers Industrial
Portfolio Mortgage Loan and the initial holder of the Powers Industrial
Portfolio Mezzanine Loan.

      "Powers Industrial Portfolio Mezzanine Loan" means, with respect to the
Powers Industrial Portfolio Mortgage Loan, the related mezzanine loan.

      "Powers Industrial Portfolio Mortgage Loan" means Mortgage Loan Nos.
42-43.

      "Prepayment Interest Excess" means, in the case of a mortgage loan in which a full or partial Principal Prepayment or a Balloon Payment is made during any Collection Period after the Due Date for such mortgage loan, the amount of interest which accrues on the amount of such Principal Prepayment or Balloon
Payment that exceeds the corresponding amount of interest accruing on the certificates. The amount of the Prepayment Interest Excess in any such case will generally equal the interest that accrues on the mortgage loan from such Due
Date to the date such payment was made, net of the Trustee Fee, the Master
Servicing Fee, the Excess Servicing Fee and, if the related mortgage loan is a
Specially Serviced Mortgage Loan, net of the Special Servicing Fee.

      "Prepayment Interest Shortfall" means, a shortfall in the collection of a full month's interest for any Distribution Date and with respect to any mortgage loan as to which the related borrower has made a full or partial Principal
Prepayment (or a Balloon Payment) during the related Collection Period, and the date such payment was made occurred prior to the Due Date for such mortgage loan in such Collection Period (including any shortfall resulting from such a payment during the grace period relating to such Due Date). Such a shortfall arises because the amount of interest (net of the Master Servicing Fee, the Excess
Servicing Fee and the Trustee Fee) that accrues on the amount of such Principal
Prepayment or Balloon Payment will be less than the corresponding amount of interest accruing on the Certificates. In such a case, the Prepayment Interest
Shortfall will generally equal the excess of:

o  the aggregate amount of interest that would have accrued at the Net Mortgage
   Rate (less the Special Servicing Fee, if the related mortgage loan is a
   Specially Serviced Mortgage Loan) plus, with respect to the Ritz-Carlton IO
   Component, the Class X-RC Strip Rate, on the Scheduled Principal Balance of
   such mortgage loan if the mortgage loan had paid on its Due Date and such
   Principal Prepayment or Balloon Payment had not been made, over

o  the aggregate interest that did so accrue plus, with respect to the
   Ritz-Carlton IO Component, the Class X-RC Strip Rate, through the date such payment was made (net of the Master Servicing Fee, the Excess Servicing Fee,
   the Special Servicing Fee, if the related mortgage loan is a Specially
   Serviced Mortgage Loan, and the Trustee Fee).

      "Prepayment Premium" means, with respect to any mortgage loan, B Note or
Serviced Companion Mortgage Loan for any Distribution Date, prepayment premiums and charges, if any, received during the related Collection Period in connection with Principal Prepayments on such mortgage loan, B Note or Serviced Companion
Mortgage Loan.

      "Principal Balance Certificates" means, upon initial issuance, the Class
A-1, Class A-1A, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-M, Class
A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J,
Class K, Class L, Class M, Class N, Class O, Class P, Class Q and Class S
Certificates.

      "Principal Distribution Amount" equals, in general, for any Distribution
Date, the aggregate of the following:

                                      S-208

o  the principal portions of all Scheduled Payments (other than the principal portion of Balloon Payments) and any Assumed Scheduled Payments, in each case, to the extent received or advanced, as the case may be, in respect of the mortgage loans and any REO mortgage loans (but not in respect of any B
   Note or Serviced Companion Mortgage Loan or, in either case, its respective successor REO mortgage loan) for their respective Due Dates occurring during the related Collection Period; and

o  all payments (including Principal Prepayments and the principal portion of
   Balloon Payments but not in respect of any Serviced Companion Mortgage Loan or B Note or, in either case, its respective successor REO mortgage loan))
   and other collections (including Liquidation Proceeds (other than the portion, if any, constituting Excess Liquidation Proceeds), Condemnation
   Proceeds, Insurance Proceeds and REO Income (each as defined in this prospectus supplement) and proceeds of mortgage loan repurchases) that were received on or in respect of the mortgage loans (but not in respect of any B
   Note or Serviced Companion Mortgage Loan) during the related Collection
   Period and that were identified and applied by the master servicer as recoveries of principal.

      The following amounts shall generally reduce the Principal Distribution
Amount (and, in each case, will be allocated first to the Loan Group Principal
Distribution Amount applicable to the related mortgage loan, and then to the other Loan Group Principal Distribution Amount) to the extent applicable:

o  if any Advances previously made in respect of any mortgage loan that becomes the subject of a workout are not fully repaid at the time of that workout, then those Advances (and advance interest thereon) are reimbursable from amounts allocable to principal received with respect to the Mortgage Pool during the Collection Period for the related Distribution Date, and the
   Principal Distribution Amount will be reduced (to not less than zero) by any of those Advances (and advance interest thereon) that are reimbursed from such principal collections during that Collection Period (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered on the related mortgage loan, such recoveries will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan
   Group Principal Distribution Amount applicable to the related mortgage loan)
   for the Distribution Date following the Collection Period in which the subsequent recovery occurs); and

o  if any advance previously made in respect of any mortgage loan is determined to be nonrecoverable, then that advance (unless the applicable party entitled to the reimbursement elects to defer all or a portion of the reimbursement as described in this prospectus supplement) will be reimbursable (with advance interest thereon) first from amounts allocable to principal received with respect to the Mortgage Pool during the Collection Period for the related
   Distribution Date (prior to reimbursement from other collections) and the
   Principal Distribution Amount will be reduced (to not less than zero) by any of those Advances (and advance interest thereon) that are reimbursed from such principal collections on the Mortgage Pool during that Collection Period
   (provided that if any of those amounts that were reimbursed from such principal collections are subsequently recovered (notwithstanding the nonrecoverability determination) on the related mortgage loan, such recovery will increase the Principal Distribution Amount (and will be allocated first to such other Loan Group Principal Distribution Amount, and then to the Loan
   Group Principal Distribution Amount applicable to the related mortgage loan)
   for the Distribution Date following the Collection Period in which the subsequent recovery occurs).

      So long as both the Class A-4 and Class A-1A Certificates remain outstanding, the Principal Distribution Amount for each Distribution Date will be calculated on a loan group-by-loan group basis. On each Distribution Date after the Certificate Balance of either the Class A-4 or Class A-1A Certificates has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

      "Principal Prepayments" means any voluntary or involuntary payment or collection of principal on a Mortgage Loan, Serviced Companion Mortgage Loan or
B Note which is received or recovered in advance of its scheduled Due Date and applied to reduce the Principal Balance of the Mortgage Loan, Serviced Companion
Mortgage Loan or B Note in advance of its scheduled Due Date.

      "PTCE" means a DOL Prohibited Transaction Class Exemption.

                                      S-209

      "Purchase Price" means that amount at least equal to the unpaid principal balance of such mortgage loan, together with accrued but Unpaid Interest thereon to but not including the Due Date in the Collection Period in which the purchase or liquidation occurs and the amount of any expenses related to such mortgage loan and any related B Note, Serviced Companion Mortgage Loan or REO Property
(including any unreimbursed Servicing Advances, Advance Interest related to such mortgage loan and any related B Note or Serviced Companion Mortgage Loan, and also includes the amount of any Servicing Advances (and interest thereon) that were reimbursed from principal collections on the Mortgage Pool and not subsequently recovered from the related mortgagor), and any Special Servicing
Fees and Liquidation Fees paid with respect to the mortgage loan and/or (if applicable) its related B Note or any related Serviced Companion Mortgage Loan that are reimbursable to the master servicer, the special servicer or the trustee, plus if such mortgage loan is being repurchased or substituted for by a mortgage loan seller pursuant to the related Mortgage Loan Purchase Agreement, all expenses reasonably incurred or to be incurred by the master servicer, the special servicer, the Depositor or the trustee in respect of the Material Breach or Material Document Defect giving rise to the repurchase or substitution obligation (and that are not otherwise included above) plus, in connection with a purchase by a mortgage loan seller, any Liquidation Fee payable by that mortgage loan seller in accordance with the proviso contained in the definition of "Liquidation Fee."

      "Qualifying Substitute Mortgage Loan" means a mortgage loan having the characteristics required in the Pooling and Servicing Agreement and otherwise satisfying the conditions set forth therein and for which the Rating Agencies have confirmed in writing that such mortgage loan would not result in a withdrawal, downgrade or qualification of the then current ratings on the certificates.

      "Rated Final Distribution Date" means the first Distribution Date that follows by at least 24 months the end of the amortization term of the mortgage loan that, as of the Cut-off Date, has the longest remaining amortization term.

      "Rating Agencies" means Moody's and S&P.

      "Realized Losses" means losses arising from the inability of the trustee, master servicer or the special servicer to collect all amounts due and owing under any defaulted mortgage loan, including by reason of any modifications to the terms of a mortgage loan, bankruptcy of the related borrower or a casualty of any nature at the related mortgaged property, to the extent not covered by insurance. The Realized Loss, if any, in respect of a liquidated mortgage loan or related REO Property, will generally equal the excess, if any, of:

o  the outstanding principal balance of such mortgage loan as of the date of liquidation, together with all accrued and unpaid interest thereon at the related mortgage rate, over

o  the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation, net of any portion of such Liquidation Proceeds that is payable or reimbursable in respect of related liquidation and other servicing expenses to the extent not already included in Expense Losses.

      If the mortgage rate on any mortgage loan is reduced or a portion of the debt due under any mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the resulting reduction in interest paid and the principal amount so forgiven, as the case may be, also will be treated as a Realized Loss. Any reimbursements of Advances determined to be nonrecoverable (and interest on such
Advances) that are made in any Collection Period from collections of principal that would otherwise be included in the Principal Distribution Amount for the related Distribution Date, will generally create a deficit (or increase an otherwise-existing deficit) between the aggregate principal balance of the
Mortgage Pool and the total principal balance of the certificates on the succeeding Distribution Date. The related reimbursements and payments made during any Collection Period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described in this prospectus supplement) to reduce principal balances of the Principal Balance Certificates on the Distribution
Date for that Collection Period.

      "Record Date" means, with respect to each class of offered certificates for each Distribution Date, the last business day of the calendar month immediately preceding the month in which such Distribution Date occurs.

                                      S-210

      "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
Securities Act Release No. 33-8518, 70 Red. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      "Rehabilitated Mortgage Loan" means a Specially Serviced Mortgage Loan for which (a) three consecutive Scheduled Payments have been made, in the case of any such mortgage loan, B Note or Serviced Companion Mortgage Loan that was modified, based on the modified terms, or a complete defeasance shall have occurred, (b) no other Servicing Transfer Event has occurred and is continuing with respect to such mortgage loan and (c) the trust has been reimbursed for all costs incurred as a result of the occurrence of the Servicing Transfer Event or such amounts have been forgiven. An A Note will not constitute a Rehabilitated
Mortgage Loan unless its related B Note would also constitute a Rehabilitated
Mortgage Loan. A B Note will not constitute a Rehabilitated Mortgage Loan unless its related A Note also would constitute a Rehabilitated Mortgage Loan. A
Serviced Pari Passu Mortgage Loan will not constitute a Rehabilitated Mortgage
Loan unless the related Serviced Companion Mortgage Loan would also constitute a
Rehabilitated Mortgage Loan. A Serviced Companion Mortgage Loan will not constitute a Rehabilitated Mortgage Loan unless the related Serviced Pari Passu
Mortgage Loan would also constitute a Rehabilitated Mortgage Loan.

      "REMIC" means a "real estate mortgage investment conduit," within the meaning of Section 860D(a) of the Code.

      "REMIC Regular Certificates" means the Senior Certificates and the
Subordinate Certificates.

      "REO Income" means the income received in connection with the operation of an REO Property, net of certain expenses specified in the Pooling and Servicing
Agreement. With respect to any Loan Pair or A/B Mortgage Loan, only an allocable portion of such REO Income will be distributable to the Certificateholders.

      "REO Property" means any mortgaged property acquired on behalf of the
Certificateholders in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

      "REO Tax" means a tax on "net income from foreclosure property" within the meaning of the REMIC provisions of the Code.

      "Reserve Account" means an account in the name of the paying agent for the deposit of any Excess Liquidation Proceeds.

      "Residual Certificates" means the Class R-I Certificates, the Class R-II
Certificates and the Class R-III Certificates.

      "Revised Rate" means, with respect to any mortgage loan, a fixed rate per annum equal to the Initial Rate plus a specified percentage.

      "Ritz-Carlton B Note" means, with respect to the Ritz-Carlton Pari Passu
Loan and the Ritz-Carlton Companion Loan, the related B Note.

      "Ritz-Carlton Companion Loan" means the loan that is secured by the
Ritz-Carlton Pari Passu Mortgage on a pari passu basis with the Ritz-Carlton
Pari Passu Loan.

      "Ritz-Carlton Control Appraisal Event" means, with respect to the
Ritz-Carlton Loan Group, if and for so long as (a) (i) the initial unpaid principal balance of the Ritz-Carlton B Note minus (ii) the sum of (x) any
Scheduled Payments or prepayments of principal allocated to, and received on, the Ritz-Carlton B Note, (y) any Appraisal Reductions for the Ritz-Carlton Loan
Group and (z) any Realized Principal Losses allocated to the Ritz-Carlton Loan
Group is less than (b) 25% of the initial principal balance of the Ritz-Carlton
B Note.

                                      S-211

      "Ritz-Carlton Intercreditor Agreement" means the intercreditor agreement between the holder of the Ritz-Carlton Pari Passu Loan, the holder of the
Ritz-Carlton Companion Loan and the holder of the Ritz-Carlton B Note.

      "Ritz-Carlton IO Component" means a component of the beneficial interest in the Ritz-Carlton Pari Passu Loan with an initial principal balance of
$64,000,000 as of the Cut-off Date, which principal balance will be reduced (but not below zero) by all principal payments made on the Ritz-Carlton Pari Passu
Loan until such component is reduced to zero; provided that mortgage loan losses on the Ritz-Carlton Pari Passu Loan will reduce the principal balance of the
Ritz-Carlton IO Component and the Ritz-Carlton Non-IO Component pro rata. The
Class X-RC Certificates are entitled to distributions of interest from the
Ritz-Carlton IO Component at the Class X-RC Strip Rate and are not entitled to receive any distributions of principal.

      "Ritz-Carlton Loan Group" means the Ritz-Carlton Pari Passu Loan, the
Ritz-Carlton Companion Loan and the Ritz-Carlton B Note.

      "Ritz-Carlton Non-IO Component" means a component of the beneficial interest in the Ritz-Carlton Pari Passu Loan with an initial principal balance of $202,778,306 as of the Cut-off Date. The Class X-RC Certificates are entitled to no distributions of interest or principal from the Ritz-Carlton Non-IO
Component.

      "Ritz-Carlton Pari Passu Loan" means Mortgage Loan Nos. 1-5.

      "Ritz-Carlton Pari Passu Mortgage" means the mortgage securing the
Ritz-Carlton Pari Passu Loan, the Ritz-Carlton Companion Loan and the
Ritz-Carlton B Note.

      "Roseville Portfolio Intercreditor Agreement" means the intercreditor agreement between the initial holder of the Roseville Portfolio Mortgage Loan and the initial holder of the Roseville Portfolio Mezzanine Loan.

      "Roseville Portfolio Mezzanine Loan" means, with respect to the Roseville
Portfolio Mortgage Loan, the related mezzanine loan.

      "Roseville Portfolio Mortgage Loan" means Mortgage Loan Nos. 26-28.

      "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

      "Scheduled Payment" means, in general, for any mortgage loan, B Note or
Serviced Companion Mortgage Loan on any Due Date, the amount of the Scheduled
Payment of principal and interest, or interest only, due thereon on such date, taking into account any waiver, modification or amendment of the terms of such mortgage loan, B Note or Serviced Companion Mortgage Loan subsequent to the
Closing Date, whether agreed to by the special servicer or occurring in connection with a bankruptcy proceeding involving the related borrower.

      "Scheduled Principal Balance" means, in respect of any mortgage loan, B
Note, Serviced Companion Mortgage Loan, Loan Pair or REO mortgage loan on any
Distribution Date will generally equal its Cut-off Date Balance, as defined above (less any principal amortization occurring on or prior to the Cut-off
Date), reduced, to not less than zero, by:

o  any payments or other collections of principal, or Advances in lieu of such payments or collections, on such mortgage loan that have been collected or received during any preceding Collection Period, other than any Scheduled
   Payments due in any subsequent Collection Period; and

o  the principal portion of any Realized Loss and Expense Loss incurred in respect of such mortgage loan during any preceding Collection Period.

      "Senior Certificates" means the Class A Senior Certificates and the Class
X Certificates.

                                      S-212

      "Serviced Companion Mortgage Loan" means a loan not included in the trust but serviced pursuant to the Pooling and Servicing Agreement and secured on a pari passu basis with the related Serviced Pari Passu Mortgage Loan. The
Serviced Companion Mortgage Loan related to the trust is the Ritz-Carlton
Companion Loan.

      "Serviced Pari Passu Mortgage Loan" means a mortgage loan included in the trust that is serviced under the Pooling and Servicing Agreement and secured by a mortgaged property that secures one or more other loans on a pari passu basis that are not included in the trust. The Serviced Pari Passu Mortgage Loan related to the trust is the Ritz-Carlton Pari Passu Loan.

      "Servicing Advances" means, in general, customary, reasonable and necessary "out-of-pocket" costs and expenses required to be incurred by the master servicer in connection with the servicing of a mortgage loan after a default, whether or not a payment default, delinquency or other unanticipated event, or in connection with the administration of any REO Property.

      "Servicing Function Participant" means any person, other than the master servicer and the special servicer, that, within the meaning of Item 1122 of
Regulation AB, is performing activities that address the servicing criteria set forth in Item 1122(d) of Regulation AB, unless such person's activities relate only to 5% or less of the mortgage loans based on the principal balance of the mortgage loans.

      "Servicing Standard" means with respect to the master servicer or the special servicer, as the case may be, to service and administer the mortgage loans (and any B Note and any Serviced Companion Mortgage Loan) that it is obligated to service and administer pursuant to the Pooling and Servicing
Agreement on behalf of the trustee and in the best interests of and for the benefit of the Certificateholders (and, in the case of any B Note or any
Serviced Companion Mortgage Loan, the related holder of such B Note or Serviced
Companion Mortgage Loan, as applicable) as a collective whole, taking into account the subordinate nature of such B Note (as determined by the master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), in accordance with applicable law, the terms of the
Pooling and Servicing Agreement and the terms of the respective mortgage loans, any B Note and any Serviced Companion Mortgage Loan and any related intercreditor or co-lender agreement and, to the extent consistent with the foregoing, further as follows:

o  with the same care, skill and diligence as is normal and usual in its general mortgage servicing and REO Property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO properties that are comparable to those for which it is responsible under the Pooling and Servicing Agreement;

o  with a view to the timely collection of all Scheduled Payments of principal and interest under the mortgage loans, any B Note, any Serviced Companion
   Mortgage Loans or, if a mortgage loan, B Note or any Serviced Companion
   Mortgage Loan comes into and continues in default and if, in the good faith and reasonable judgment of the special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery of principal and interest on such mortgage loan to the
   Certificateholders (as a collective whole) (or in the case of any A/B
   Mortgage Loan and its related B Note or a Loan Pair, the maximization of recovery thereon of principal and interest to the Certificateholders and the holder of the related B Note or the Serviced Companion Mortgage Loan, as applicable, all taken as a collective whole taking into account the subordinate nature of such B Note) on a net present value basis (the relevant discounting of anticipated collections that will be distributable to
   Certificateholders to be performed at the rate determined by the special servicer but in any event not less than (i) the related Net Mortgage Rate, in the case of the mortgage loans (other than any A Note or Serviced Pari Passu
   Mortgage Loan), or (ii) the weighted average of the mortgage rates on the related A Note and B Note, in the case of any A/B Mortgage Loan, and on the
   Serviced Pari Passu Mortgage Loan and the related Serviced Companion Mortgage
   Loan, in the case of a Loan Pair); and without regard to:

         i.    any other relationship that the master servicer or the special servicer, as the case may be, or any of their affiliates may have with the related borrower;

                                      S-213

         ii.   the ownership of any certificate or any interest in any B Note or any mezzanine loan related to a mortgage loan by the master servicer or the special servicer, as the case may be, or any of their affiliates;

         iii.  the master servicer's obligation to make Advances;

         iv.   the right of the master servicer (or any of their affiliates) or the special servicer, as the case may be, to receive
               reimbursement of costs, or the sufficiency of any compensation payable to it, under the Pooling and Servicing Agreement or with respect to any particular transaction; and

         v.    any obligation of the master servicer (or any of its affiliates)
               to repurchase any mortgage loan from the trust.

      "Servicing Transfer Event" means an instance where an event has occurred that has caused a mortgage loan, a B Note or a Serviced Companion Mortgage Loan to become a Specially Serviced Mortgage Loan. If a Servicing Transfer Event
occurs with respect to any A Note, it will be deemed to have occurred also with respect to the related B Note; provided, however, that if a Servicing Transfer
Event would otherwise have occurred with respect to an A Note, but has not so occurred solely because the holder of the related B Note has exercised its cure rights under the related intercreditor agreement, a Servicing Transfer Event will not occur with respect to the related A/B Mortgage Loan. If a Servicing
Transfer Event occurs with respect to any B Note, it will be deemed to have occurred also with respect to the related A Note. If a Servicing Transfer Event occurs with respect to a Serviced Pari Passu Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Companion Mortgage Loan.
If a Servicing Transfer Event occurs with the respect to a Serviced Companion
Mortgage Loan, it will be deemed to have occurred also with respect to the related Serviced Pari Passu Mortgage Loan.

      "Specially Serviced Mortgage Loan" means the following:

o  a payment default shall have occurred on a mortgage loan (x) at its maturity date (except, if (a) the mortgagor is making the related Assumed Scheduled
   Payment, (b) the mortgagor notifies the master servicer of its intent to refinance such mortgage loan and is diligently pursuing such refinancing, (c)
   the mortgagor delivers a firm commitment to refinance acceptable to the
   Operating Adviser on or prior to the maturity date, and (d) such refinancing occurs within 60 days of such default which 60 day period may be extended to
   120 days at the Operating Adviser's discretion) or (y) if any other payment is more than 60 days past due or has not been made on or before the second
   Due Date following the Due Date such payment was due;

o  any mortgage loan, Serviced Companion Mortgage Loan or B Note as to which a
   Balloon Payment is past due, and the master servicer has determined that payment is unlikely to be made on or before the 60th day succeeding the date the Balloon Payment was due, or any other payment is more than 60 days past due or has not been made on or before the second Due Date following the date such payment was due;

o  any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which, to the master servicer's knowledge, the borrower has consented to the appointment of a receiver or conservator in any insolvency or similar proceeding of or relating to such borrower or to all or substantially all of its property, or the borrower has become the subject of a decree or order issued under a bankruptcy, insolvency or similar law and such decree or order shall have remained undischarged or unstayed for a period of 30 days;

o  any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property;

o  any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which the master servicer has knowledge of a default (other than a failure by the related borrower to pay principal or interest) which, in the judgment of the master servicer, materially and adversely affects the interests of the
   Certificateholders or the holder of the related B Note or Serviced Companion
   Mortgage Loan and which has occurred and remains unremedied for the applicable grace period specified in such mortgage loan (or, if no grace period is specified, 60 days);

                                      S-214

o  any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which the borrower admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors or voluntarily suspends payment of its obligations; or

o  any mortgage loan, B Note or Serviced Companion Mortgage Loan as to which, in the judgment of the master servicer, (a) (other than with respect to any A/B
   Mortgage Loan), a payment default is imminent or is likely to occur within 60 days, or (b) any other default is imminent or is likely to occur within 60 days and such default, in the judgment of the master servicer is reasonably likely to materially and adversely affect the interests of the
   Certificateholders or the holder of the related B Note or Serviced Companion
   Mortgage Loan (as the case may be).

      "Special Servicer Compensation" means such fees payable to the special servicer, collectively, including the Special Servicing Fee, the Workout Fee, the Liquidation Fee and any other fees payable to the special servicer pursuant to the Pooling and Servicing Agreement.

      "Special Servicer Event of Default" means, with respect to the special servicer under the Pooling and Servicing Agreement, any one of the following events:

o  any failure by the special servicer to remit to the paying agent or the master servicer within one business day of the date when due any amount required to be so remitted under the terms of the Pooling and Servicing
   Agreement;

o  any failure by the special servicer to deposit into any account any amount required to be so deposited or remitted under the terms of the Pooling and
   Servicing Agreement which failure continues unremedied for one business day following the date on which such deposit or remittance was first required to be made;

o  any failure on the part of the special servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the special servicer contained in the Pooling and Servicing Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee; provided, however, that to the extent that the special servicer certifies to the trustee and the Depositor that the special servicer is in good faith attempting to remedy such failure and the Certificateholders shall not be materially and adversely affected thereby, such cure period will be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o  any breach by the special servicer of the representations and warranties contained in the Pooling and Servicing Agreement that materially and adversely affects the interests of the holders of any class of certificates and that continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the special servicer by the Depositor or the trustee, provided, however, that to the extent that the special servicer is in good faith attempting to remedy such breach and the Certificateholders shall not be materially and adversely affected thereby, such cure period may be extended to the extent necessary to permit the special servicer to cure such failure, provided that such cure period may not exceed 90 days;

o  a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the special servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

o  the special servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the special servicer or of or relating to all or substantially all of its property;

                                      S-215

o  the special servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing;

o  the special servicer is no longer listed on S&P's Select Servicer List as a
   U.S. Commercial Mortgage Special Servicer and is not reinstated within 60 days;

o  the servicing officer of the special servicer receives actual knowledge that
   Moody's has (i) qualified, downgraded or withdrawn its rating or ratings of one or more classes of certificates, or (ii) placed one or more classes of certificates on "watch status" in contemplation of a rating downgrade or withdrawal (and such "watch status" placement shall not have been withdrawn by Moody's within 60 days of the date that a servicing officer of the special servicer obtained such actual knowledge), and, in the case of either (i) or
   (ii), citing servicing concerns with the special servicer as the sole and material factor in such rating action; or

o  the special servicer, or any primary servicer or sub-servicer appointed by the special servicer after the Closing Date, shall fail to deliver the items required to be delivered by such servicer to enable the Depositor to comply with the Trust's reporting obligations under the Securities and Exchange Act of 1934, as amended, and the Trust's disclosure obligations under Regulation
   AB by the time provided for in the Pooling and Servicing Agreement.

      "Special Servicing Fee" means an amount equal to, in any month, the portion of a rate equal to 0.25% per annum applicable to such month, determined in the same manner as the applicable mortgage rate is determined for each
Specially Serviced Mortgage Loan for such month, of the outstanding Scheduled
Principal Balance of each Specially Serviced Mortgage Loan.

      "Structuring Assumptions" means the following assumptions:

o  the mortgage rate as of the Closing Date on each mortgage loan remains in effect until maturity or its Anticipated Repayment Date;

o  the initial Certificate Balances and initial Pass-Through Rates of the certificates are as presented in this prospectus supplement;

o  the Closing Date for the sale of the certificates is March 28, 2006;

o  distributions on the certificates are made on the 12th day of each month, commencing in April 2006;

o  there are no delinquencies, defaults or Realized Losses with respect to the mortgage loans;

o  Scheduled Payments on the mortgage loans are timely received on the first day of each month;

o  the trust does not experience any Expense Losses;

o  no Principal Prepayment on any mortgage loan is made during its Lock-out
   Period, if any, or during any period when Principal Prepayments on such mortgage loans are required to be accompanied by a Yield Maintenance Charge,
   Prepayment Premium or a defeasance requirement, and otherwise Principal
   Prepayments are made on the mortgage loans at the indicated levels of CPR, notwithstanding any limitations in the mortgage loans on partial prepayments;

o  no Prepayment Interest Shortfalls occur;

o  no mortgage loan exercises its partial release option;

                                      S-216

o  no amounts that would otherwise be payable to Certificateholders as principal are paid to the master servicer, the special servicer or the trustee as reimbursements of any nonrecoverable Advances, unreimbursed Advances outstanding as of the date of modification of any mortgage loan and any related interest on such Advances;

o  no mortgage loan is the subject of a repurchase or substitution by any party and no optional termination of the trust occurs;

o  each ARD Loan pays in full on its Anticipated Repayment Date; and

o  any mortgage loan with the ability to choose defeasance or yield maintenance chooses yield maintenance.

      "Subordinate Certificates" means the Class A-M, Class A-J, Class B, Class
C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class
M, Class N, Class O, Class P, Class Q and Class S Certificates.

      "Treasury Rate" unless a different term methodology or source is otherwise specified in the related mortgage loan document, is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
Release H.15-Selected Interest Rates under the heading "U.S. government securities/Treasury constant maturities" for the week ending prior to the date of the relevant principal prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (or Anticipated Repayment Date, if applicable) of the mortgage loan prepaid. If Release H.15 is no longer published, the master servicer will select a comparable publication to determine the Treasury Rate.

      "Trustee Fee" means a monthly fee as set forth in the Pooling and
Servicing Agreement to be paid from the Distribution Account to the trustee and the paying agent as compensation for the performance of their duties.

      "UCF" - See "Underwritable Cash Flow."

      "Underwritable Cash Flow" or "UCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritable Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

      "Underwriters" means Morgan Stanley & Co. Incorporated, LaSalle Financial
Services, Inc., Greenwich Capital Markets, Inc. and Banc of America Securities
LLC.

      "Underwriting Agreement" means that agreement, dated as of the date of this prospectus supplement, entered into by the Depositor and the Underwriters.

      "Unpaid Interest" means, on any Distribution Date with respect to any class of interests or certificates (other than the Residual Certificates), the portion of Distributable Certificate Interest Amount for such class remaining unpaid as of the close of business on the preceding Distribution Date.

      "WAC" - See "Weighted Average Net Mortgage Rate."

      "Weighted Average Net Mortgage Rate" or "WAC" means, for any Distribution
Date, the weighted average of the Net Mortgage Rates for the mortgage loans (or, in the case of the Ritz-Carlton Pari Passu Loan, the Ritz-Carlton IO Component
and the Ritz-Carlton Non-IO Component) (and in the case of each mortgage loan that is a Non-30/360 Loan, adjusted as described under the definition of Net
Mortgage Rate), weighted on the basis of their respective Scheduled Principal
Balances, as of the close of business on the preceding Distribution Date.

      "Wells Fargo" means Wells Fargo Bank, National Association.

                                      S-217

      "Workout Fee" means that fee, payable with respect to any Rehabilitated
Mortgage Loan, B Note or Serviced Companion Mortgage Loan, equal to 1.00% of the amount of each collection of interest (other than default interest and any
Excess Interest) and principal received (including any Condemnation Proceeds received and applied as a collection of such interest and principal) on such mortgage loan, B Note or Serviced Companion Mortgage Loan for so long as it remains a Rehabilitated Mortgage Loan.

      "Yield Maintenance Charge" means, with respect to any Distribution Date, the aggregate of all yield maintenance charges, if any, received during the related Collection Period in connection with Principal Prepayments. The method of calculation of any Prepayment Premium or Yield Maintenance Charge will vary for any mortgage loan as presented in "Appendix II - Certain Characteristics of the Mortgage Loans."

                                      S-218

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

MORTGAGE LOAN SELLERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN SELLER                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
  Capital Inc.                 153      1,599,269,551       58.6       5.507        116       1.36      1.24       71.0      60.0
LaSalle Bank National
  Association                  115      1,131,961,968       41.4       5.522        109       1.57      1.44       73.2      67.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

CUT-OFF DATE BALANCES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
CUT-OFF DATE BALANCE ($)        LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                    1            998,660        0.0       5.920        119       1.38      1.38       79.9      67.8
1,000,001 - 2,000,000           28         45,138,788        1.7       5.700        117       1.57      1.49       67.4      57.0
2,000,001 - 3,000,000           42        107,555,342        3.9       5.553        114       1.45      1.32       73.2      62.9
3,000,001 - 4,000,000           26         89,603,973        3.3       5.528        110       1.45      1.34       70.8      62.0
4,000,001 - 5,000,000           37        165,649,807        6.1       5.496        111       1.49      1.39       71.0      60.5
5,000,001 - 6,000,000           18         97,809,139        3.6       5.443        110       1.51      1.42       70.4      59.9
6,000,001 - 7,000,000           17        109,998,240        4.0       5.480        117       1.42      1.39       72.8      61.3
7,000,001 - 8,000,000           15        112,104,244        4.1       5.563        114       1.38      1.31       73.1      60.9
8,000,001 - 9,000,000            6         51,931,942        1.9       5.587        117       1.40      1.30       72.4      61.6
9,000,001 - 10,000,000           7         66,484,897        2.4       5.596        107       1.59      1.43       72.6      65.9
10,000,001 - 15,000,000         27        338,818,517       12.4       5.367        110       1.54      1.36       74.5      66.0
15,000,001 - 20,000,000         14        243,695,000        8.9       5.470        117       1.54      1.27       76.1      68.2
20,000,001 - 30,000,000         15        359,817,082       13.2       5.442        111       1.54      1.35       74.6      67.4
30,000,001 >=                   15        941,625,888       34.5       5.587        113       1.35      1.27       69.1      60.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: $998,660
Maximum: $266,778,306
Weighted Average: $10,191,162

                                                                I-1

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

STATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
STATE                      PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

California - Southern           29        235,020,483        8.6       5.417        115       1.43      1.28       70.6      61.4
California - Northern            9         66,681,011        2.4       5.324        119       1.41      1.34       71.2      60.3
New York                        13        224,470,335        8.2       5.898        114       1.17      1.14       63.1      49.6
Texas                           24        188,150,851        6.9       5.570        108       1.51      1.38       71.7      63.1
Indiana                         17        182,031,576        6.7       5.578        117       1.33      1.20       74.6      65.2
Pennsylvania                    27        176,113,891        6.4       5.408        108       1.60      1.40       72.3      65.5
Maryland                        15        171,021,433        6.3       5.491        124       1.54      1.44       78.9      74.5
Massachusetts                    9        132,194,051        4.8       5.351         97       1.53      1.44       65.5      57.9
Tennessee                        9        126,261,110        4.6       5.423        118       1.51      1.24       76.5      69.3
Florida                         16        114,707,265        4.2       5.355        112       1.53      1.43       72.2      65.8
Illinois                        11        113,502,875        4.2       5.300        105       1.54      1.54       70.6      61.1
Michigan                         8         91,607,904        3.4       5.562        116       1.53      1.33       77.3      71.5
Colorado                         5         90,789,592        3.3       5.481        120       1.48      1.21       73.7      64.5
Washington                       7         90,340,328        3.3       5.711        107       1.40      1.27       73.4      64.8
North Carolina                  18         83,754,085        3.1       5.554        116       1.55      1.35       75.3      64.7
District of Columbia             2         83,475,793        3.1       5.957        115       1.02      1.02       59.3      43.4
New Jersey                      13         79,282,262        2.9       5.458        117       1.36      1.28       74.2      62.6
Ohio                             9         68,690,454        2.5       5.390         95       1.63      1.58       68.9      64.4
Arizona                          8         43,699,936        1.6       5.409        116       1.47      1.34       73.7      63.1
South Carolina                   6         39,712,358        1.5       5.233        111       1.45      1.30       76.7      65.9
Hawaii                           1         38,000,000        1.4       5.735        118       1.41      1.41       76.8      76.8
Virginia                         2         34,504,427        1.3       5.616        117       1.51      1.35       74.5      65.4
Georgia                          8         32,032,407        1.2       5.521        118       1.42      1.35       74.5      62.4
Iowa                             4         31,762,888        1.2       5.211         89       1.59      1.46       69.5      64.5
Kansas                           3         25,862,517        0.9       5.483        110       1.51      1.29       79.1      71.0
Nevada                           3         25,205,000        0.9       5.556        117       1.46      1.20       77.1      66.9
Wisconsin                        9         21,729,300        0.8       5.591        117       1.49      1.38       71.8      61.6
Alabama                          3         16,504,506        0.6       5.620        116       1.36      1.36       72.7      55.8
Missouri                         2         15,176,989        0.6       5.282        118       1.52      1.44       74.1      58.0
New Hampshire                    1         14,000,000        0.5       5.295        114       1.50      1.21       78.7      73.0
Kentucky                         1         13,600,000        0.5       5.080        114       1.62      1.28       72.3      62.8
Nebraska                         2         13,376,933        0.5       5.633        116       1.70      1.34       73.6      59.0
New Mexico                       4         10,793,092        0.4       5.395        116       1.60      1.34       75.1      66.7
Minnesota                        2          9,132,992        0.3       5.249         97       1.82      1.82       66.8      58.9
Oklahoma                         2          8,763,950        0.3       5.526        117       1.36      1.36       77.3      64.9
Connecticut                      2          6,596,525        0.2       5.313         77       1.48      1.48       73.1      64.3
Oregon                           1          4,988,686        0.2       5.720        118       1.29      1.29       61.6      52.0
Wyoming                          1          2,873,713        0.1       5.940        118       1.37      1.37       62.5      53.1
Utah                             1          2,720,000        0.1       5.420        114       1.55      1.26       77.7      66.5
Idaho                            1          2,100,000        0.1       5.310        118       1.65      1.33       80.8      70.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         308    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

                                                                I-2

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

PROPERTY TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
PROPERTY TYPE              PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Retail
  Anchored                      39        508,697,202       18.6       5.322        109       1.58      1.39       72.1      65.7
  Unanchored                    43        245,206,761        9.0       5.452        116       1.41      1.28       74.9      63.4
  Shadow Anchored               21        109,552,199        4.0       5.389        114       1.49      1.32       74.4      65.2
  Free Standing                 18         46,315,313        1.7       5.496        109       1.32      1.29       71.5      60.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                  121    $   909,771,476       33.3%      5.374%       111       1.51X     1.35X      73.1%     64.8%
Office
  Suburban                      40        454,393,245       16.6       5.535        111       1.50      1.43       73.6      68.4
  Urban                          4         88,110,000        3.2       5.388        108       1.54      1.26       76.1      71.7
  Medical                       11         80,569,671        2.9       5.344        116       1.50      1.26       76.9      67.8
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   55    $   623,072,916       22.8%      5.489%       111       1.50X     1.39X      74.4%     68.8%
Multifamily
  Garden                        40        364,182,998       13.3       5.578        115       1.48      1.29       75.5      66.9
  Student Housing                6         77,847,697        2.9       5.501        116       1.52      1.27       72.7      64.5
  Townhouse                      4         25,561,657        0.9       5.192        116       1.65      1.33       78.6      72.6
  Mid-Rise                       5         22,636,047        0.8       5.330        116       1.33      1.28       64.1      51.2
  Senior Housing                 4         11,621,858        0.4       5.732        118       1.57      1.49       65.6      56.6
  Low-Rise                       2          5,384,000        0.2       5.348        115       1.68      1.35       77.5      69.1
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   61    $   507,234,257       18.6%      5.536%       115       1.49X     1.29X      74.5%     65.9%
                           --------------------------------------------------------------------------------------------------------
Hospitality
  Full Service                   6        274,754,267       10.1       5.962        114       1.05      1.05       59.2      43.5
  Limited Service                3         17,113,166        0.6       5.515        116       1.63      1.63       70.5      56.0
  Extended Stay                  2         10,632,968        0.4       5.798        116       1.52      1.52       71.9      55.8
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   11    $   302,500,401       11.1%      5.931%       114       1.10X     1.10X      60.3%     44.7%
                           --------------------------------------------------------------------------------------------------------
Industrial
  Warehouse                     12        133,956,461        4.9       5.633        118       1.27      1.24       69.1      55.0
  Flex Industrial                9         69,276,588        2.5       5.125         93       1.81      1.77       67.5      60.6
  Light Industrial               8         30,869,548        1.1       5.513        128       1.38      1.33       66.8      55.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   29    $   234,102,596        8.6%      5.467%       112       1.45X     1.41X      68.3%     56.7%
                           --------------------------------------------------------------------------------------------------------
Manufactured Housing
  Manufactured Housing           6         55,967,135        2.0       5.485        118       1.47      1.36       79.1      72.8
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    6    $    55,967,135        2.0%      5.485%       118       1.47X     1.36X      79.1%     72.8%
                           --------------------------------------------------------------------------------------------------------
Mixed Use
  Office/Retail                  4         23,326,983        0.9       5.542        117       1.36      1.36       69.1      58.0
  Student Housing/Retail         1         14,000,000        0.5       5.670        117       1.45      1.20       76.8      67.7
  Multifamily/Retail             1          4,480,322        0.2       5.540        116       1.56      1.56       50.9      42.8
  Office/Industrial              1          4,275,000        0.2       5.510        118       1.52      1.24       67.9      63.1
  Retail/Office/Apartment        1          2,900,000        0.1       5.310        116       1.60      1.29       74.4      65.0
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    8    $    48,982,304        1.8%      5.562%       117       1.43X     1.32X      69.9%     60.3%
                           --------------------------------------------------------------------------------------------------------
Self Storage
  Self Storage                  16         42,393,532        1.6       5.842        118       1.39      1.34       76.7      65.0
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   16    $    42,393,532        1.6%      5.842%       118       1.39X     1.34X      76.7%     65.0%
                           --------------------------------------------------------------------------------------------------------
Other
  Theater                        1          7,206,900        0.3       5.390        116       1.38      1.38       68.6      44.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    1    $     7,206,900        0.3%      5.390%       116       1.38X     1.38X      68.6%     44.6%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         308    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

                                                                I-3

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MORTGAGE RATE (%)               LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 5.000                        14        164,308,344        6.0       4.778         79       2.08      1.94       64.5      61.9
5.001 - 5.500                  108      1,015,966,948       37.2       5.292        113       1.48      1.32       73.2      64.4
5.501 - 6.000                  137      1,511,706,002       55.3       5.724        117       1.36      1.26       72.0      62.4
6.001 - 6.500                    8         37,855,754        1.4       6.161        107       1.45      1.39       67.5      58.0
6.501 - 7.000                    1          1,394,470        0.1       6.620        117       1.20      1.20       67.0      53.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 4.640%
Maximum: 6.620%
Weighted Average: 5.513%

SEASONING

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
SEASONING                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

= 0                              3         90,530,000        3.3       5.493        120       1.24      1.24       71.3      54.9
1 - 5                          232      2,362,232,007       86.5       5.550        113       1.44      1.32       71.7      62.9
6 - 11                          31        257,844,206        9.4       5.176        107       1.59      1.39       74.6      66.6
12-23                            2         20,625,305        0.8       5.635         86       1.36      1.27       70.1      63.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 0 mos.
Maximum: 16 mos.
Weighted Average: 3 mos.

                                                                I-4

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

ORIGINAL TERMS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL TERM TO STATED      MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                 LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                           17        159,378,145        5.8       4.944         58       2.05      2.02       61.2      60.3
61 - 84                          6         76,496,266        2.8       5.492         77       1.69      1.60       68.4      66.0
85 - 120                       239      2,456,297,885       89.9       5.549        117       1.40      1.27       72.7      63.2
121 - 180                        6         39,059,224        1.4       5.641        154       1.53      1.36       73.9      58.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 116 mos.

REMAINING TERMS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING TERMS TO STATED    MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                 LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                           17        159,378,145        5.8       4.944         58       2.05      2.02       61.2      60.3
61 - 84                          6         76,496,266        2.8       5.492         77       1.69      1.60       68.4      66.0
85 - 120                       239      2,456,297,885       89.9       5.549        117       1.40      1.27       72.7      63.2
121 - 180                        6         39,059,224        1.4       5.641        154       1.53      1.36       73.9      58.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 52 mos.
Maximum: 177 mos.
Weighted Average: 113 mos.

                                                                I-5

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

ORIGINAL AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL AMORTIZATION        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                 21        408,431,844       15.0       5.280         96       1.74      1.74       69.7      69.7
  181 - 240                      8        328,758,332       12.0       5.882        116       1.06      1.06       60.7      43.4
  241 - 300                     20         99,968,114        3.7       5.662        109       1.56      1.45       70.7      56.4
  301 - 360                    218      1,863,873,229       68.2       5.488        116       1.45      1.27       74.4      65.2
  361 - 400                      1         30,200,000        1.1       5.690        118       1.45      1.22       75.5      70.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 227 mos.
Maximum: 374 mos.
Weighted Average: 339 mos.

REMAINING AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING AMORTIZATION       MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON
Interest Only                   21        408,431,844       15.0       5.280         96       1.74      1.74       69.7      69.7
  181 - 240                      8        328,758,332       12.0       5.882        116       1.06      1.06       60.7      43.4
  241 - 300                     20         99,968,114        3.7       5.662        109       1.56      1.45       70.7      56.4
  301 - 360                    218      1,863,873,229       68.2       5.488        116       1.45      1.27       74.4      65.2
  361 >=                         1         30,200,000        1.1       5.690        118       1.45      1.22       75.5      70.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 222 mos.
Maximum: 374 mos.
Weighted Average: 337 mos.

                                                                I-6

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

DEBT SERVICE COVERAGE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (X)                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                      1        266,778,306        9.8       5.957        115       1.02      1.02       59.3      43.4
1.11 - 1.20                     10        139,113,620        5.1       5.630        118       1.20      1.20       68.4      53.2
1.21 - 1.30                     65        428,636,327       15.7       5.562        117       1.25      1.24       73.7      61.8
1.31 - 1.40                     38        219,518,561        8.0       5.530        116       1.36      1.32       74.6      63.1
1.41 - 1.50                     46        512,254,535       18.8       5.556        114       1.46      1.27       73.9      67.1
1.51 - 1.60                     56        697,940,057       25.6       5.464        116       1.54      1.34       76.1      69.9
1.61 - 1.70                     22        233,953,000        8.6       5.340        117       1.65      1.34       76.2      68.0
1.71 - 1.80                      8         83,569,532        3.1       5.210         91       1.76      1.63       67.6      63.6
1.81 - 1.90                      3          9,594,863        0.4       5.490        116       1.86      1.57       71.9      63.0
1.91 - 2.00                      3         14,128,979        0.5       5.863         96       1.93      1.90       60.1      49.9
2.01 - 2.50                     14        122,585,797        4.5       4.807         65       2.27      2.23       57.9      56.7
2.51 - 3.00                      1          1,661,189        0.1       5.650        118       2.68      2.68       32.9      27.7
3.01 >=                          1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.45x

DEBT SERVICE COVERAGE RATIOS (POST IO PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (POST IO PERIOD) (X)      LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                      2        276,778,306       10.1       5.963        115       1.03      1.02       59.7      44.1
1.11 - 1.20                     29        416,873,620       15.3       5.562        117       1.36      1.19       72.5      62.3
1.21 - 1.30                    122      1,040,836,327       38.1       5.482        116       1.42      1.25       75.1      65.7
1.31 - 1.40                     59        443,350,561       16.2       5.472        117       1.54      1.35       75.1      65.2
1.41 - 1.50                     17        144,398,535        5.3       5.574        113       1.45      1.44       74.4      68.7
1.51 - 1.60                     15        205,511,057        7.5       5.478        115       1.54      1.53       75.0      72.7
1.61 - 1.70                      3         12,634,000        0.5       5.568        117       1.74      1.63       69.0      67.6
1.71 - 1.80                      5         60,265,532        2.2       5.234         81       1.80      1.77       63.5      62.1
1.81 - 1.90                      1          1,594,863        0.1       5.640        117       1.89      1.89       48.3      40.8
1.91 - 2.00                      2         12,928,979        0.5       5.862         94       1.93      1.93       61.1      50.1
2.01 - 2.50                     11        112,901,797        4.1       4.753         61       2.28      2.28       56.6      56.2
2.51 - 3.00                      1          1,661,189        0.1       5.650        118       2.68      2.68       32.9      27.7
3.01 >=                          1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.32x

                                                                I-7

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN-TO-VALUE RATIO (%)         LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                      1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
30.1 - 40.0                      2          3,455,383        0.1       5.629        118       2.38      2.38       36.5      29.3
40.1 - 50.0                      3          8,065,863        0.3       5.519        116       1.63      1.58       49.3      42.2
50.1 - 60.0                     19        426,753,573       15.6       5.580         98       1.41      1.41       58.4      47.4
60.1 - 70.0                     59        475,183,543       17.4       5.562        114       1.42      1.32       67.2      58.0
70.1 - 75.0                     64        658,328,293       24.1       5.436        116       1.44      1.30       73.3      64.0
75.1 - 80.0                    118      1,119,848,111       41.0       5.507        116       1.48      1.31       78.3      70.4
80.1 >=                          2         38,100,000        1.4       5.641        118       1.37      1.13       81.9      74.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 23.4%
Maximum: 82.0%
Weighted Average: 71.9%

BALLOON LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
BALLOON LOAN-TO-VALUE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (%)                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

10.1 - 20.0                      1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
20.1 - 30.0                      1          1,661,189        0.1       5.650        118       2.68      2.68       32.9      27.7
30.1 - 40.0                      3         13,088,073        0.5       5.196        118       1.33      1.33       55.2      36.1
40.1 - 50.0                     13        345,455,345       12.6       5.893        115       1.10      1.10       60.0      43.7
50.1 - 55.0                     26        110,846,667        4.1       5.544        109       1.58      1.55       63.1      52.9
55.1 - 60.0                     38        390,685,883       14.3       5.320        102       1.57      1.52       66.2      58.1
60.1 - 65.0                     74        596,290,627       21.8       5.458        115       1.43      1.30       72.7      62.8
65.1 - 70.0                     73        596,387,417       21.8       5.487        116       1.49      1.28       76.4      67.4
70.1 - 80.0                     39        675,319,567       24.7       5.502        113       1.52      1.34       78.7      74.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

Minimum: 19.9%
Maximum: 80.0%
Weighted Average: 63.0%

AMORTIZATION TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
AMORTIZING TYPES                LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon             140      1,128,683,675       41.3       5.643        116       1.25      1.25       68.7      55.4
Interest Only                   21        408,431,844       15.0       5.280         96       1.74      1.74       69.7      69.7
Interest Only, Then
  Amortizing Balloon           107      1,194,116,000       43.7       5.470        116       1.54      1.26       75.7      67.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         268    $ 2,731,231,519      100.0%      5.513%       113       1.45X     1.32X      71.9%     63.0%
===================================================================================================================================

                                                                I-8

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                             TOTAL POOL

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-06            MAR-07             MAR-08            MAR-09            MAR-10
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                   99.70%            99.71%             89.05%            88.77%            88.57%
Yield Maintenance Total                       0.30%             0.29%             10.95%            11.23%            11.32%
Open                                          0.00%             0.00%              0.00%             0.00%             0.11%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                      100.00%           100.00%            100.00%           100.00%           100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $2,731,231,519    $2,710,605,290     $2,686,913,745    $2,656,875,917    $2,621,366,326
% Initial Pool Balance                      100.00%            99.24%             98.38%            97.28%            95.98%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-11            MAR-12             MAR-13
-----------------------------------------------------------------------------------------

Locked Out                                   92.19%            92.11%             92.57%
Yield Maintenance Total                       7.81%             6.61%              6.79%
Open                                          0.00%             1.28%              0.64%
-----------------------------------------------------------------------------------------
TOTALS                                      100.00%           100.00%            100.00%
-----------------------------------------------------------------------------------------
Pool Balance Outstanding            $2,424,698,493    $2,367,983,368     $2,264,605,732
% Initial Pool Balance                       88.78%            86.70%             82.92%
-----------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-14            MAR-15             MAR-16            MAR-17            MAR-18
-----------------------------------------------------------------------------------------------------------------------------

Locked Out                                   92.58%            88.27%            100.00%           100.00%           100.00%
Yield Maintenance Total                       6.78%             6.32%              0.00%             0.00%             0.00%
Open                                          0.64%             5.41%              0.00%             0.00%             0.00%
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                      100.00%           100.00%            100.00%           100.00%           100.00%
-----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $2,225,399,512    $2,175,098,495        $33,359,054       $18,545,396       $18,076,049
% Initial Pool Balance                       81.48%            79.64%              1.22%             0.68%             0.66%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-19            MAR-20             MAR-21
-----------------------------------------------------------------------------------------

Locked Out                                  100.00%           100.00%              0.00%
Yield Maintenance Total                       0.00%             0.00%              0.00%
Open                                          0.00%             0.00%              0.00%
-----------------------------------------------------------------------------------------
TOTALS                                      100.00%           100.00%              0.00%
-----------------------------------------------------------------------------------------
Pool Balance Outstanding               $17,579,241       $17,056,033                 $0
% Initial Pool Balance                        0.64%             0.62%              0.00%
-----------------------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

                                                                I-9

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

MORTGAGE LOAN SELLERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN SELLER                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
 Capital Inc.                  128      1,437,075,923       64.7       5.525        116       1.35      1.24       70.9      59.7
LaSalle Bank National
 Association                    80        785,046,185       35.3       5.479        105       1.61      1.51       72.1      67.2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

CUT-OFF DATE BALANCES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
CUT-OFF DATE BALANCE ($)        LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                    1            998,660        0.0       5.920        119       1.38      1.38       79.9      67.8
1,000,001 - 2,000,000           24         39,649,893        1.8       5.735        117       1.57      1.48       67.8      57.4
2,000,001 - 3,000,000           29         74,139,623        3.3       5.504        114       1.42      1.30       73.4      62.8
3,000,001 - 4,000,000           23         78,913,084        3.6       5.515        109       1.47      1.36       70.3      61.7
4,000,001 - 5,000,000           31        138,530,416        6.2       5.481        111       1.51      1.41       70.7      60.5
5,000,001 - 6,000,000           14         76,618,687        3.4       5.438        109       1.51      1.43       71.7      62.0
6,000,001 - 7,000,000           14         90,912,780        4.1       5.469        116       1.43      1.38       72.6      60.4
7,000,001 - 8,000,000           11         81,662,135        3.7       5.608        113       1.41      1.34       73.5      61.7
8,000,001 - 9,000,000            4         35,001,305        1.6       5.611        116       1.39      1.31       70.4      59.6
9,000,001 - 10,000,000           6         57,234,897        2.6       5.582        106       1.58      1.40       73.2      65.4
10,000,001 - 15,000,000         18        228,162,659       10.3       5.341        109       1.55      1.39       73.4      64.7
15,000,001 - 20,000,000          8        138,605,000        6.2       5.387        117       1.56      1.29       77.0      68.8
20,000,001 - 30,000,000         10        240,067,082       10.8       5.383        108       1.54      1.40       73.5      66.8
30,000,001 >=                   15        941,625,888       42.4       5.587        113       1.35      1.27       69.1      60.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: $998,660
Maximum: $266,778,306
Weighted Average: $10,683,279

                                                               I-10

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

STATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
STATE                      PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

California - Southern           28        229,749,484       10.3       5.417        115       1.43      1.28       71.1      61.9
California - Northern            7         60,686,752        2.7       5.299        119       1.37      1.31       72.2      60.9
New York                        10        192,672,986        8.7       5.913        113       1.14      1.11       61.0      46.6
Maryland                        15        171,021,433        7.7       5.491        124       1.54      1.44       78.9      74.5
Massachusetts                    8        129,724,462        5.8       5.340         98       1.54      1.44       65.5      57.8
Pennsylvania                    20        123,372,013        5.6       5.427        104       1.62      1.42       73.1      67.0
Indiana                         11        123,356,336        5.6       5.614        118       1.26      1.20       73.8      63.9
Texas                           18         98,884,666        4.5       5.599        108       1.51      1.46       69.5      60.0
Illinois                         8         96,508,847        4.3       5.275        102       1.59      1.59       69.4      60.3
Florida                         14         96,218,137        4.3       5.345        111       1.54      1.47       73.6      67.4
Colorado                         5         90,789,592        4.1       5.481        120       1.48      1.21       73.7      64.5
Washington                       7         90,340,328        4.1       5.711        107       1.40      1.27       73.4      64.8
District of Columbia             2         83,475,793        3.8       5.957        115       1.02      1.02       59.3      43.4
New Jersey                      12         76,695,119        3.5       5.469        117       1.37      1.29       74.5      63.3
Tennessee                        4         67,403,110        3.0       5.261        117       1.51      1.22       74.7      69.0
North Carolina                  13         62,615,740        2.8       5.539        116       1.55      1.34       74.9      64.2
Michigan                         6         59,607,904        2.7       5.635        117       1.51      1.37       76.6      71.6
Ohio                             7         46,629,817        2.1       5.262         84       1.73      1.73       64.6      61.8
Hawaii                           1         38,000,000        1.7       5.735        118       1.41      1.41       76.8      76.8
Virginia                         2         34,504,427        1.6       5.616        117       1.51      1.35       74.5      65.4
Iowa                             4         31,762,888        1.4       5.211         89       1.59      1.46       69.5      64.5
Arizona                          6         31,737,833        1.4       5.424        116       1.46      1.27       74.7      64.6
South Carolina                   5         28,736,806        1.3       5.005        109       1.51      1.31       75.6      65.4
Georgia                          6         27,032,407        1.2       5.459        118       1.41      1.36       74.0      61.3
Nevada                           3         25,205,000        1.1       5.556        117       1.46      1.20       77.1      66.9
Alabama                          3         16,504,506        0.7       5.620        116       1.36      1.36       72.7      55.8
Missouri                         2         15,176,989        0.7       5.282        118       1.52      1.44       74.1      58.0
New Hampshire                    1         14,000,000        0.6       5.295        114       1.50      1.21       78.7      73.0
Nebraska                         2         13,376,933        0.6       5.633        116       1.70      1.34       73.6      59.0
Wisconsin                        8         12,979,300        0.6       5.579        117       1.40      1.40       68.9      58.0
New Mexico                       3          9,731,435        0.4       5.356        116       1.60      1.31       75.8      67.7
Minnesota                        2          9,132,992        0.4       5.249         97       1.82      1.82       66.8      58.9
Connecticut                      2          6,596,525        0.3       5.313         77       1.48      1.48       73.1      64.3
Kansas                           1          3,071,550        0.1       5.080         52       1.36      1.36       76.8      71.7
Utah                             1          2,720,000        0.1       5.420        114       1.55      1.26       77.7      66.5
Idaho                            1          2,100,000        0.1       5.310        118       1.65      1.33       80.8      70.6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         248    $ 2,222,122,108      100.0%      5.509%       112      1.44X     1.33X       71.3%     62.4%
===================================================================================================================================

                                                                I-11

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

PROPERTY TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
PROPERTY TYPE              PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Retail
  Anchored                      39        508,697,202       22.9       5.322        109       1.58      1.39       72.1      65.7
  Unanchored                    43        245,206,761       11.0       5.452        116       1.41      1.28       74.9      63.4
  Shadow Anchored               21        109,552,199        4.9       5.389        114       1.49      1.32       74.4      65.2
  Free Standing                 18         46,315,313        2.1       5.496        109       1.32      1.29       71.5      60.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                  121    $   909,771,476       40.9%      5.374%       111       1.51X     1.35X      73.1%     64.8%
Office
  Suburban                      40        454,393,245       20.4       5.535        111       1.50      1.43       73.6      68.4
  Urban                          4         88,110,000        4.0       5.388        108       1.54      1.26       76.1      71.7
  Medical                       11         80,569,671        3.6       5.344        116       1.50      1.26       76.9      67.8
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   55    $   623,072,916       28.0%      5.489%       111       1.50X     1.39X      74.4%     68.8%
Multifamily
  Townhouse                      2         12,400,000        0.6       5.458        117       1.55      1.26       78.5      73.0
  Garden                         1          5,189,139        0.2       6.210        118       1.25      1.25       79.8      68.4
  Mid-Rise                       1          4,081,595        0.2       5.400        116       1.16      1.16       54.4      45.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    4    $    21,670,734        1.0%      5.627%       117       1.40X     1.24X      74.3%     66.7%
                           --------------------------------------------------------------------------------------------------------
Hospitality
  Full Service                   6        274,754,267       12.4       5.962        114       1.05      1.05       59.2      43.5
  Limited Service                3         17,113,166        0.8       5.515        116       1.63      1.63       70.5      56.0
  Extended Stay                  2         10,632,968        0.5       5.798        116       1.52      1.52       71.9      55.8
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   11    $   302,500,401       13.6%      5.931%       114       1.10X     1.10X      60.3%     44.7%
                           --------------------------------------------------------------------------------------------------------
Industrial
  Warehouse                     12        133,956,461        6.0       5.633        118       1.27      1.24       69.1      55.0
  Flex Industrial                9         69,276,588        3.1       5.125         93       1.81      1.77       67.5      60.6
  Light Industrial               8         30,869,548        1.4       5.513        128       1.38      1.33       66.8      55.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                   29    $   234,102,596       10.5%      5.467%       112       1.45X     1.41X      68.3%     56.7%
                           --------------------------------------------------------------------------------------------------------
Manufactured Housing
  Manufactured Housing           4         46,421,247        2.1       5.534        118       1.51      1.37       79.5      74.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    4    $    46,421,247        2.1%      5.534%       118       1.51X     1.37X      79.5%     74.6%
                           --------------------------------------------------------------------------------------------------------
Mixed Use
  Office/Retail                  4         23,326,983        1.0       5.542        117       1.36      1.36       69.1      58.0
  Multifamily/Retail             1          4,480,322        0.2       5.540        116       1.56      1.56       50.9      42.8
  Office/Industrial              1          4,275,000        0.2       5.510        118       1.52      1.24       67.9      63.1
  Retail/Office/Apartment        1          2,900,000        0.1       5.310        116       1.60      1.29       74.4      65.0
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    7    $    34,982,304        1.6%      5.518%       117       1.43X     1.37X      67.1%     57.3%
                           --------------------------------------------------------------------------------------------------------
Self Storage
  Self Storage                  16         42,393,532        1.9       5.842        118       1.39      1.34       76.7      65.0
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                       16    $    42,393,532        1.9%      5.842%       118       1.39X     1.34X      76.7%     65.0%
                           --------------------------------------------------------------------------------------------------------
Other
  Theater                        1          7,206,900        0.3       5.390        116       1.38      1.38       68.6      44.6
-----------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL:                    1    $     7,206,900        0.3%      5.390%       116       1.38X     1.38X      68.6%     44.6%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         248    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

                                                                I-12

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MORTGAGE RATE (%)               LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 5.000                        11        147,360,344        6.6       4.765         75       2.11      2.00       62.7      60.6
5.001 - 5.500                   88        845,451,908       38.0       5.285        113       1.48      1.32       73.4      64.7
5.501 - 6.000                  101      1,192,859,631       53.7       5.739        117       1.33      1.25       71.1      61.1
6.001 - 6.500                    7         35,055,754        1.6       6.170        106       1.46      1.40       66.8      57.3
6.501 - 7.000                    1          1,394,470        0.1       6.620        117       1.20      1.20       67.0      53.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 4.640%
Maximum: 6.620%
Weighted Average: 5.509%

SEASONING

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
SEASONING                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

= 0                              2         79,530,000        3.6       5.460        120       1.23      1.23       70.7      53.8
1 - 5                          180      1,919,012,310       86.4       5.542        113       1.44      1.33       71.0      62.3
6 - 11                          25        213,579,798        9.6       5.198        106       1.57      1.40       74.2      66.0
12-23                            1         10,000,000        0.5       6.130        104       1.29      1.10       69.4      61.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 0 mos.
Maximum: 16 mos.
Weighted Average: 3 mos.

                                                                I-13

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

ORIGINAL TERMS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL TERM TO STATED      MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                 LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                           15        152,812,540        6.9       4.900         58       2.08      2.05       60.7      60.0
61 - 84                          5         65,870,960        3.0       5.544         79       1.73      1.63       68.0      66.3
85 - 120                       182      1,964,379,384       88.4       5.553        117       1.38      1.26       72.2      62.5
121 - 180                        6         39,059,224        1.8       5.641        154       1.53      1.36       73.9      58.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 60 mos.
Maximum: 180 mos.
Weighted Average: 115 mos.

REMAINING TERMS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING TERM TO STATED     MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                 LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                           15        152,812,540        6.9       4.900         58       2.08      2.05       60.7      60.0
61 - 84                          5         65,870,960        3.0       5.544         79       1.73      1.63       68.0      66.3
85 - 120                       182      1,964,379,384       88.4       5.553        117       1.38      1.26       72.2      62.5
121 - 180                        6         39,059,224        1.8       5.641        154       1.53      1.36       73.9      58.5
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 52 mos.
Maximum: 177 mos.
Weighted Average: 112 mos.

                                                                I-14

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

ORIGINAL AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL AMORTIZATION        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                 19        392,481,844       17.7       5.267         95       1.74      1.74       69.8      69.8
  181 - 240                      4        309,615,207       13.9       5.927        116       1.05      1.05       60.5      43.6
  241 - 300                     19         95,872,098        4.3       5.648        111       1.57      1.45       70.4      55.8
  301 - 360                    165      1,393,952,959       62.7       5.471        116       1.43      1.27       74.1      64.7
  361 - 400                      1         30,200,000        1.4       5.690        118       1.45      1.22       75.5      70.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 227 mos.
Maximum: 374 mos.
Weighted Average: 335 mos.

REMAINING AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING AMORTIZATION       MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                 19        392,481,844       17.7       5.267         95       1.74      1.74       69.8      69.8
  181 - 240                      4        309,615,207       13.9       5.927        116       1.05      1.05       60.5      43.6
  241 - 300                     19         95,872,098        4.3       5.648        111       1.57      1.45       70.4      55.8
  301 - 360                    165      1,393,952,959       62.7       5.471        116       1.43      1.27       74.1      64.7
  361 >=                         1         30,200,000        1.4       5.690        118       1.45      1.22       75.5      70.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 222 mos.
Balloon Loans
Weighted Average: 333 mos.

                                                                I-15

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

DEBT SERVICE COVERAGE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (X)                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                      1        266,778,306       12.0       5.957        115       1.02      1.02       59.3      43.4
1.11 - 1.20                      7        124,149,728        5.6       5.687        118       1.20      1.20       68.8      54.5
1.21 - 1.30                     53        352,706,554       15.9       5.560        117       1.25      1.24       73.6      61.8
1.31 - 1.40                     33        203,037,883        9.1       5.519        116       1.36      1.31       74.7      63.2
1.41 - 1.50                     30        369,920,247       16.6       5.552        114       1.46      1.28       74.8      68.4
1.51 - 1.60                     45        522,584,399       23.5       5.423        116       1.54      1.36       75.2      69.6
1.61 - 1.70                     16        182,945,000        8.2       5.309        117       1.66      1.33       76.6      68.1
1.71 - 1.80                      5         62,105,532        2.8       5.259         82       1.76      1.68       64.8      60.9
1.81 - 1.90                      2          8,000,000        0.4       5.460        116       1.85      1.50       76.6      67.4
1.91 - 2.00                      3         14,128,979        0.6       5.863         96       1.93      1.90       60.1      49.9
2.01 - 2.50                     11        112,607,538        5.1       4.745         60       2.28      2.27       56.9      56.3
2.51 - 3.00                      1          1,661,189        0.1       5.650        118       2.68      2.68       32.9      27.7
3.01 >=                          1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.44x

DEBT SERVICE COVERAGE RATIOS (POST IO PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE RATIO  MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
(POST IO PERIOD) (X)            LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.01 - 1.10                      2        276,778,306       12.5       5.963        115       1.03      1.02       59.7      44.1
1.11 - 1.20                     20        339,584,728       15.3       5.575        117       1.36      1.19       72.8      62.7
1.21 - 1.30                     94        734,026,554       33.0       5.457        115       1.40      1.24       74.8      65.3
1.31 - 1.40                     47        368,507,883       16.6       5.460        117       1.53      1.35       74.7      64.3
1.41 - 1.50                     13        122,815,247        5.5       5.606        119       1.46      1.44       75.6      70.2
1.51 - 1.60                     14        204,449,399        9.2       5.477        115       1.54      1.53       75.0      72.8
1.61 - 1.70                      1          1,200,000        0.1       5.880        118       2.00      1.68       50.0      46.8
1.71 - 1.80                      3         48,265,532        2.2       5.149         72       1.77      1.77       62.2      61.4
1.91 - 2.00                      2         12,928,979        0.6       5.862         94       1.93      1.93       61.1      50.1
2.01 - 2.50                     10        110,407,538        5.0       4.733         59       2.29      2.29       56.6      56.4
2.51 - 3.00                      1          1,661,189        0.1       5.650        118       2.68      2.68       32.9      27.7
3.01 >=                          1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 1.02x
Maximum: 3.07x
Weighted Average: 1.33x

                                                                I-16

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 1

LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN-TO-VALUE RATIO (%)         LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

20.1 - 30.0                      1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
30.1 - 40.0                      2          3,455,383        0.2       5.629        118       2.38      2.38       36.5      29.3
40.1 - 50.0                      1          1,200,000        0.1       5.880        118       2.00      1.68       50.0      46.8
50.1 - 60.0                     16        412,965,436       18.6       5.592         98       1.41      1.41       58.4      47.7
60.1 - 70.0                     47        396,753,997       17.9       5.565        113       1.41      1.32       67.6      57.9
70.1 - 75.0                     55        574,889,619       25.9       5.426        117       1.43      1.30       73.4      64.0
75.1 - 80.0                     84        793,260,920       35.7       5.490        115       1.48      1.32       78.2      70.7
80.1 >=                          2         38,100,000        1.7       5.641        118       1.37      1.13       81.9      74.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 23.4%
Maximum: 82.0%
Weighted Average: 71.3%

BALLOON LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
BALLOON LOAN-TO-VALUE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (%)                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

10.1 - 20.0                      1          1,496,752        0.1       5.990        118       3.07      3.07       23.4      19.9
20.1 - 30.0                      1          1,661,189        0.1       5.650        118       2.68      2.68       32.9      27.7
30.1 - 40.0                      1          1,794,194        0.1       5.610        118       2.10      2.10       39.9      30.7
40.1 - 50.0                      8        328,245,976       14.8       5.921        115       1.08      1.08       60.0      43.7
50.1 - 55.0                     23        101,742,860        4.6       5.528        108       1.60      1.57       63.2      53.0
55.1 - 60.0                     32        340,277,748       15.3       5.293         99       1.59      1.57       66.3      58.1
60.1 - 65.0                     64        511,362,478       23.0       5.453        116       1.43      1.30       72.6      62.7
65.1 - 70.0                     54        457,786,361       20.6       5.449        116       1.49      1.28       76.4      67.4
70.1 - 80.0                     24        477,754,550       21.5       5.491        112       1.50      1.35       78.5      75.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

Minimum: 19.9%
Maximum: 80.0%
Weighted Average: 62.4%

AMORTIZATION TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
AMORTIZING TYPES                LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon             113        994,575,264       44.8       5.660        116       1.24      1.24       68.3      54.9
Interest Only                   19        392,481,844       17.7       5.267         95       1.74      1.74       69.8      69.8
Interest Only, Then
 Amortizing Balloon             76        835,065,000       37.6       5.443        115       1.54      1.25       75.5      67.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         208    $ 2,222,122,108      100.0%      5.509%       112       1.44X     1.33X      71.3%     62.4%
===================================================================================================================================

                                                                I-17

                                                        APPENDIX I
                                                 MORTGAGE POOL INFORMATION
                                                       LOAN GROUP 1

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-06           MAR-07            MAR-08           MAR-09           MAR-10
-------------------------------------------------------------------------------------------------------------------------

Locked Out                                   99.87%           99.87%            87.79%           87.41%           87.16%
Yield Maintenance Total                       0.13%            0.13%            12.21%           12.59%           12.71%
Open                                          0.00%            0.00%             0.00%            0.00%            0.14%
-------------------------------------------------------------------------------------------------------------------------
TOTALS                                      100.00%          100.00%           100.00%          100.00%          100.00%
-------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $2,222,122,108   $2,203,556,925    $2,182,380,385   $2,156,407,087   $2,127,057,590
% Initial Pool Balance                      100.00%           99.16%            98.21%           97.04%           95.72%
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                       MAR-11           MAR-12           MAR-13
----------------------------------------------------------------------------------------

Locked Out                                     91.60%           91.53%           92.87%
Yield Maintenance Total                         8.40%            6.88%            7.13%
Open                                            0.00%            1.59%            0.00%
----------------------------------------------------------------------------------------
TOTALS                                        100.00%          100.00%          100.00%
----------------------------------------------------------------------------------------
Pool Balance Outstanding              $1,943,268,142   $1,903,721,120   $1,808,245,389
% Initial Pool Balance                         87.45%           85.67%           81.37%
----------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-14           MAR-15            MAR-16           MAR-17           MAR-18
-------------------------------------------------------------------------------------------------------------------------

Locked Out                                   92.87%           89.82%           100.00%          100.00%          100.00%
Yield Maintenance Total                       7.13%            6.77%             0.00%            0.00%            0.00%
Open                                          0.00%            3.42%             0.00%            0.00%            0.00%
-------------------------------------------------------------------------------------------------------------------------
TOTALS                                      100.00%          100.00%           100.00%          100.00%          100.00%
-------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding            $1,777,393,399   $1,735,924,885       $33,359,054      $18,545,396      $18,076,049
% Initial Pool Balance                       79.99%           78.12%             1.50%            0.83%            0.81%
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-19           MAR-20            MAR-21
---------------------------------------------------------------------------------------

Locked Out                                  100.00%          100.00%             0.00%
Yield Maintenance Total                       0.00%            0.00%             0.00%
Open                                          0.00%            0.00%             0.00%
---------------------------------------------------------------------------------------
TOTALS                                      100.00%          100.00%             0.00%
---------------------------------------------------------------------------------------
Pool Balance Outstanding               $17,579,241      $17,056,033                $0
% Initial Pool Balance                        0.79%            0.77%             0.00%
---------------------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

                                                           I-18

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

MORTGAGE LOAN SELLERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN SELLER                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage
  Capital Inc.                  35        346,915,782       68.1       5.618        116       1.50      1.28       75.8      67.6
LaSalle Bank National
  Association                   25        162,193,628       31.9       5.344        113       1.47      1.32       72.1      62.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

CUT-OFF DATE BALANCES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
CUT-OFF DATE BALANCE ($)        LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1 - 1,000,000                    4          5,488,895        1.1       5.448        116       1.56      1.56       64.5      54.2
2,000,001 - 3,000,000           13         33,415,719        6.6       5.663        113       1.53      1.37       72.7      62.9
3,000,001 - 4,000,000            3         10,690,889        2.1       5.622        118       1.36      1.20       74.2      64.3
4,000,001 - 5,000,000            6         27,119,391        5.3       5.573        108       1.40      1.30       72.3      60.8
5,000,001 - 6,000,000            4         21,190,452        4.2       5.458        116       1.50      1.41       65.7      52.2
6,000,001 - 7,000,000            3         19,085,461        3.7       5.532        117       1.41      1.41       73.6      65.7
7,000,001 - 8,000,000            4         30,442,109        6.0       5.443        117       1.32      1.26       72.0      58.6
8,000,001 - 9,000,000            2         16,930,637        3.3       5.538        118       1.43      1.28       76.4      65.6
9,000,001 - 10,000,000           1          9,250,000        1.8       5.680        117       1.63      1.63       69.0      69.0
10,000,001 - 15,000,000          9        110,655,858       21.7       5.421        112       1.51      1.29       76.6      68.7
15,000,001 - 20,000,000          6        105,090,000       20.6       5.579        117       1.52      1.25       74.8      67.3
20,000,001 - 30,000,000          5        119,750,000       23.5       5.562        118       1.53      1.26       76.7      68.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: $1,061,657
Maximum: $28,600,000
Weighted Average: $8,485,157

                                                                I-19

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

STATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
STATE                      PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Texas                            6         89,266,185       17.5       5.537        109       1.51      1.29       74.1      66.5
Tennessee                        5         58,858,000       11.6       5.609        118       1.52      1.26       78.5      69.7
Indiana                          6         58,675,240       11.5       5.500        115       1.47      1.22       76.3      68.0
Pennsylvania                     7         52,741,878       10.4       5.364        117       1.54      1.35       70.5      62.1
Michigan                         2         32,000,000        6.3       5.425        115       1.57      1.28       78.5      71.3
New York                         3         31,797,349        6.2       5.806        119       1.40      1.28       76.0      67.7
Kansas                           2         22,790,967        4.5       5.538        118       1.53      1.28       79.5      70.9
Ohio                             2         22,060,637        4.3       5.661        119       1.43      1.27       77.8      69.9
North Carolina                   5         21,138,345        4.2       5.599        116       1.55      1.37       76.5      65.9
Florida                          2         18,489,129        3.6       5.405        118       1.48      1.23       65.0      57.7
Illinois                         3         16,994,028        3.3       5.440        117       1.26      1.26       77.8      65.2
Kentucky                         1         13,600,000        2.7       5.080        114       1.62      1.28       72.3      62.8
Arizona                          2         11,962,103        2.3       5.371        116       1.51      1.51       71.1      59.3
California - Northern            2          5,994,259        1.2       5.577        119       1.77      1.61       61.6      54.0
California - Southern            1          5,271,000        1.0       5.400        115       1.47      1.47       49.5      41.5
South Carolina                   1         10,975,552        2.2       5.830        118       1.27      1.27       79.6      67.4
Oklahoma                         2          8,763,950        1.7       5.526        117       1.36      1.36       77.3      64.9
Wisconsin                        1          8,750,000        1.7       5.610        118       1.62      1.34       76.1      66.9
Georgia                          2          5,000,000        1.0       5.860        117       1.50      1.26       77.0      68.2
Oregon                           1          4,988,686        1.0       5.720        118       1.29      1.29       61.6      52.0
Wyoming                          1          2,873,713        0.6       5.940        118       1.37      1.37       62.5      53.1
New Jersey                       1          2,587,144        0.5       5.130        118       1.20      1.20       64.7      41.4
Massachusetts                    1          2,469,589        0.5       5.930         58       1.21      1.21       66.7      62.6
New Mexico                       1          1,061,657        0.2       5.760        117       1.56      1.56       68.9      58.3
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

                                                                I-20

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

PROPERTY TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
PROPERTY TYPE              PROPERTIES     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Multifamily
  Garden                        39        358,993,859       70.5       5.568        115       1.48      1.29       75.4      66.9
  Low-Rise                       2          5,384,000        1.1       5.348        115       1.68      1.35       77.5      69.1
  Mid-Rise                       4         18,554,452        3.6       5.315        115       1.36      1.31       66.2      52.4
  Senior Housing                 4         11,621,858        2.3       5.732        118       1.57      1.49       65.6      56.6
  Student Housing                6         77,847,697       15.3       5.501        116       1.52      1.27       72.7      64.5
  Townhouse                      2         13,161,657        2.6       4.942        114       1.75      1.39       78.7      72.2
-----------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                  57    $   485,563,523       95.4%      5.532%       115       1.50X     1.30X      74.5%     65.9%
Mixed Use
  Student Housing/Retail         1         14,000,000        2.7       5.670        117       1.45      1.20       76.8      67.7
-----------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                   1    $    14,000,000        2.7%      5.670%       117       1.45X     1.20X      76.8%     67.7%
                           --------------------------------------------------------------------------------------------------------
Manufactured Housing
  Manufactured Housing           2          9,545,888        1.9       5.248        115       1.29      1.29       76.9      64.2
-----------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL:                   2    $     9,545,888        1.9%      5.248%       115       1.29X     1.29X      76.9%     64.2%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

                                                                I-21

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MORTGAGE RATE (%)               LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000                    3         16,948,000        3.3       4.884        114       1.81      1.41       79.6      73.4
5.001 - 5.500                   20        170,515,040       33.5       5.326        113       1.46      1.29       72.5      62.7
5.501 - 6.000                   36        318,846,371       62.6       5.670        117       1.49      1.29       75.5      67.2
6.001 - 6.500                    1          2,800,000        0.5       6.050        117       1.42      1.20       75.9      66.1
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 4.870%
Maximum: 6.605%
Weighted Average: 5.531%

SEASONING

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
SEASONING                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

= 0                              1         11,000,000        2.2       5.730        120       1.28      1.28       75.3      63.5
1 - 5                           52        443,219,697       87.1       5.581        116       1.48      1.29       74.5      65.6
6 - 11                           6         44,264,408        8.7       5.070        113       1.65      1.31       76.9      69.6
12-23                            1         10,625,305        2.1       5.170         70       1.43      1.43       70.8      64.1
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 0 mos.
Maximum: 14 mos.
Weighted Average: 3 mos.

                                                                I-22

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

ORIGINAL TERMS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL TERM TO STATED      MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                 LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                            2          6,565,605        1.3       5.967         57       1.36      1.36       73.4      67.5
61 - 84                          1         10,625,305        2.1       5.170         70       1.43      1.43       70.8      64.1
85 - 120                        57        491,918,500       96.6       5.533        117       1.49      1.29       74.7      65.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 60 mos.
Maximum: 120 mos.
Weighted Average: 118 mos.

REMAINING TERMS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING TERM TO STATED     MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
MATURITY (MOS.)                 LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

<= 60                            2          6,565,605        1.3       5.967         57       1.36      1.36       73.4      67.5
61 - 84                          1         10,625,305        2.1       5.170         70       1.43      1.43       70.8      64.1
85 - 120                        57        491,918,500       96.6       5.533        117       1.49      1.29       74.7      65.9
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 56 mos.
Maximum: 120 mos.
Weighted Average: 115 mos.

                                                                I-23

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

ORIGINAL AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
ORIGINAL AMORTIZATION        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON LOANS
  Interest Only                  2         15,950,000        3.1       5.600        117       1.68      1.68       68.2      68.2
  181 - 240                      4         19,143,125        3.8       5.155        117       1.20      1.20       63.7      41.0
  241 - 300                      1          4,096,017        0.8       5.990         56       1.45      1.45       77.4      70.5
  301 - 360                     53        469,920,269       92.3       5.540        116       1.50      1.28       75.2      66.8
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                       60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 240 mos.
Maximum: 360 mos.
Weighted Average: 355 mos.

REMAINING AMORTIZATION TERMS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
REMAINING AMORTIZATION       MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
TERM (MOS.)                     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

BALLOON
  Interest Only                  2         15,950,000        3.1       5.600        117       1.68      1.68       68.2      68.2
  181 - 240                      4         19,143,125        3.8       5.155        117       1.20      1.20       63.7      41.0
  241 - 300                      1          4,096,017        0.8       5.990         56       1.45      1.45       77.4      70.5
  301 - 360                     53        469,920,269       92.3       5.540        116       1.50      1.28       75.2      66.8
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL:                       60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 235 mos.
Maximum: 360 mos.
Weighted Average: 354 mos.

                                                                I-24

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

DEBT SERVICE COVERAGE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (X)                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                      3         14,963,892        2.9       5.162        117       1.20      1.20       64.9      41.7
1.21 - 1.30                     12         75,929,773       14.9       5.571        116       1.24      1.24       74.2      61.9
1.31 - 1.40                      5         16,480,678        3.2       5.672        117       1.35      1.35       73.9      62.3
1.41 - 1.50                     16        142,334,288       28.0       5.564        112       1.46      1.24       71.5      63.8
1.51 - 1.60                     11        175,355,657       34.4       5.585        117       1.55      1.28       78.7      71.0
1.61 - 1.70                      6         51,008,000       10.0       5.452        116       1.63      1.38       74.4      67.6
1.71 - 1.80                      3         21,464,000        4.2       5.070        115       1.77      1.50       75.7      71.4
1.81 - 1.90                      1          1,594,863        0.3       5.640        117       1.89      1.89       48.3      40.8
2.01 - 2.50                      3          9,978,259        2.0       5.506        116       2.11      1.82       68.8      60.8
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 1.20x
Maximum: 2.17x
Weighted Average: 1.49x

DEBT SERVICE COVERAGE RATIOS (POST IO PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
DEBT SERVICE COVERAGE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIOS (POST IO PERIOD) (X)     LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

1.11 - 1.20                      9         77,288,892       15.2       5.508        116       1.41      1.20       71.0      60.4
1.21 - 1.30                     28        306,809,773       60.3       5.542        117       1.46      1.25       76.0      66.9
1.31 - 1.40                     12         74,842,678       14.7       5.532        117       1.58      1.34       77.5      69.8
1.41 - 1.50                      4         21,583,288        4.2       5.387         82       1.44      1.44       67.4      59.9
1.51 - 1.60                      1          1,061,657        0.2       5.760        117       1.56      1.56       68.9      58.3
1.61 - 1.70                      2         11,434,000        2.2       5.535        116       1.71      1.63       71.0      69.8
1.71 - 1.80                      2         12,000,000        2.4       5.578        116       1.91      1.75       68.6      64.9
1.81 - 1.90                      1          1,594,863        0.3       5.640        117       1.89      1.89       48.3      40.8
2.01 - 2.50                      1          2,494,259        0.5       5.630        118       2.17      2.17       55.4      46.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 1.18x
Maximum: 2.17x
Weighted Average: 1.29x

                                                                I-25

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
LOAN-TO-VALUE RATIO (%)         LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

40.1 - 50.0                      2          6,865,863        1.3       5.456        115       1.57      1.57       49.2      41.3
50.1 - 60.0                      3         13,788,137        2.7       5.220        118       1.38      1.38       57.3      38.7
60.1 - 70.0                     12         78,429,546       15.4       5.546        116       1.47      1.32       65.2      58.7
70.1 - 75.0                      9         83,438,674       16.4       5.499        110       1.52      1.30       72.6      64.2
75.1 - 80.0                     34        326,587,191       64.1       5.550        116       1.49      1.28       78.7      69.7
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 48.3%
Maximum: 80.0%
Weighted Average: 74.6%

BALLOON LOAN-TO-VALUE RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
BALLOON LOAN-TO-VALUE        MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
RATIO (%)                       LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

30.1 - 40.0                      2         11,293,878        2.2       5.130        118       1.20      1.20       57.7      36.9
40.1 - 50.0                      5         17,209,368        3.4       5.360        116       1.49      1.49       60.7      44.6
50.1 - 55.0                      3          9,103,807        1.8       5.719        117       1.32      1.32       62.1      52.5
55.1 - 60.0                      6         50,408,135        9.9       5.506        118       1.44      1.22       65.0      57.6
60.1 - 65.0                     10         84,928,149       16.7       5.488        109       1.42      1.30       73.2      63.6
65.1 - 70.0                     19        138,601,057       27.2       5.614        117       1.48      1.31       76.2      67.4
70.1 - 80.0                     15        197,565,017       38.8       5.526        116       1.57      1.29       79.3      72.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

Minimum: 36.2%
Maximum: 74.9%
Weighted Average: 65.9%

AMORTIZATION TYPES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED  WEIGHTED
                                                         PERCENT BY  WEIGHTED     WEIGHTED             AVERAGE   AVERAGE  WEIGHTED
                            NUMBER OF       AGGREGATE     AGGREGATE   AVERAGE      AVERAGE  WEIGHTED   POST IO   CUT-OFF   AVERAGE
                             MORTGAGE    CUT-OFF DATE  CUT-OFF DATE  MORTGAGE    REMAINING   AVERAGE    PERIOD      DATE   BALLOON
AMORTIZING TYPES                LOANS     BALANCE ($)   BALANCE (%)  RATE (%)  TERM (MOS.)  DSCR (X)  DSCR (X)   LTV (%)   LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------

Amortizing Balloon              27        134,108,411       26.3       5.512        111       1.31      1.31       71.3      58.8
Interest Only                    2         15,950,000        3.1       5.600        117       1.68      1.68       68.2      68.2
Interest Only, Then
 Amortizing Balloon             31        359,051,000       70.5       5.535        117       1.55      1.27       76.1      68.4
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          60    $   509,109,411      100.0%      5.531%       115       1.49X     1.29X      74.6%     65.9%
===================================================================================================================================

                                                                I-26

                                                             APPENDIX I
                                                     MORTGAGE POOL INFORMATION
                                                            LOAN GROUP 2

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)

-----------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-06         MAR-07          MAR-08         MAR-09         MAR-10
-----------------------------------------------------------------------------------------------------------------

Locked Out                                   98.97%         98.99%          94.54%         94.59%         94.62%
Yield Maintenance Total                       1.03%          1.01%           5.46%          5.41%          5.38%
Open                                          0.00%          0.00%           0.00%          0.00%          0.00%
-----------------------------------------------------------------------------------------------------------------
TOTALS                                      100.00%        100.00%         100.00%        100.00%        100.00%
-----------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding              $509,109,411   $507,048,365    $504,533,360   $500,468,830   $494,308,736
% Initial Pool Balance                      100.00%         99.60%          99.10%         98.30%         97.09%
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-11         MAR-12         MAR-13
----------------------------------------------------------------------------------

Locked Out                                   94.59%         94.51%         91.39%
Yield Maintenance Total                       5.41%          5.49%          5.45%
Open                                          0.00%          0.00%          3.16%
----------------------------------------------------------------------------------
TOTALS                                      100.00%        100.00%        100.00%
----------------------------------------------------------------------------------
Pool Balance Outstanding              $481,430,351   $464,262,249   $456,360,343
% Initial Pool Balance                       94.56%         91.19%         89.64%
----------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)

----------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                     MAR-14         MAR-15         MAR-16
----------------------------------------------------------------------------------

Locked Out                                   91.42%         82.14%          0.00%
Yield Maintenance Total                       5.41%          4.57%          0.00%
Open                                          3.17%         13.29%          0.00%
----------------------------------------------------------------------------------
TOTALS                                      100.00%        100.00%          0.00%
----------------------------------------------------------------------------------
Pool Balance Outstanding              $448,006,113   $439,173,610             $0
% Initial Pool Balance                       88.00%         86.26%          0.00%
----------------------------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2)   See Appendix II of the Prospectus Supplement for a description of the
      Yield Maintenance

                                                                I-27

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated March 17, 2006 and accompanying Prospectus dated
June 7, 2005 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2006-HQ8 (the
"Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the
Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF, OR
ATTACHED TO, THE EMAIL COMMUNICATION TO WHICH THIS MATERIAL MAY HAVE BEEN
ATTACHED ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH
LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A
RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL
SYSTEM.

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE     CMSA         CMSA          MORTGAGE      LOAN
LOAN NO.   LOAN NO.   PROPERTY NO.   LOAN SELLER(1)   GROUP   PROPERTY NAME(2)
------------------------------------------------------------------------------------------------------------------------------------

               1                                              Ritz-Carlton Portfolio - Roll-up
    1                     1-001      MSMC               1     Ritz-Carlton, Central Park (I)
    2                     1-002      MSMC               1     Ritz-Carlton, Washington (I)
    3                     1-003      MSMC               1     Ritz-Carlton, Battery Park (I)
    4                     1-004      MSMC               1     Ritz-Carlton, Boston (I)
    5                     1-005      MSMC               1     Ritz-Carlton, Georgetown (I)
               2                                              COPT Office Portfolio - Roll-up
    6                     2-001      LaSalle            1     304 NBP - National Buisness Park (II)
    7                     2-002      LaSalle            1     191 NBP - National Business Park (II)
    8                     2-003      LaSalle            1     6700 Alexander Bell Drive (II)
    9                     2-004      LaSalle            1     7130 Columbia Gateway Drive (II)
   10                     2-005      LaSalle            1     6708 Alexander Bell Drive (II)
   11                     2-006      LaSalle            1     7142 Columbia Gateway Drive (II)
   12                     2-007      LaSalle            1     7138 Columbia Gateway Drive (II)
   13                     2-008      LaSalle            1     7150 Columbia Gateway Drive (II)
   14                     2-009      LaSalle            1     6724 Alexander Bell Drive (II)
   15                     2-010      LaSalle            1     7134 Columbia Gateway Drive (II)
                                                              Flournoy Portfolio - Roll-up
   16          3          3-001      LaSalle            2     Flournoy - Vineyards (A)
   17          4          4-001      LaSalle            2     Flournoy - Stoneridge Farms at the Hunt Club (A)
   18          5          5-001      LaSalle            2     Flournoy - Estancia at Vista Ridge (A)
   19          6          6-001      LaSalle            2     Flournoy - Sandstone Creek (A)
               7                                              Crossroads Logistics Portfolio - Roll-up
   20                     7-001      MSMC               1     710 S. Girls School Road (III)
   21                     7-002      MSMC               1     7451 & 7452 Tempelhof Drive (III)
   22                     7-003      MSMC               1     901 E. Northfield Drive (III)
   23                     7-004      MSMC               1     3100 Reeves Road (III)
   24          8          8-001      MSMC               1     Marketplace at Northglenn
   25          9          9-001      LaSalle            1     One Nashville Place
              10                                              Roseville Portfolio - Roll-up
   26                    10-001      MSMC               1     Roseville Portfolio - Stoneview Office (IV)
   27                    10-002      MSMC               1     Roseville Portfolio - Fairway Commons II (IV)
   28                    10-003      MSMC               1     Roseville Portfolio - Eureka Ridge (IV)
              11                                              Allstate Charlotte & Roanoke - Roll-up
   29                    11-001      LaSalle            1     Allstate Roanoke (V)
   30                    11-002      LaSalle            1     Allstate Charlotte (V)
   31         12         12-001      LaSalle            1     Inland Shops at 5
   32         13         13-001      LaSalle            1     First Insurance Center
   33         14         14-001      MSMC               1     Ladera Center
              15                                              Centre Properties Portfolio - Roll-up
   34                    15-001      LaSalle            1     Centre East (VI)
   35                    15-002      LaSalle            1     Centre North (VI)
   36                    15-003      LaSalle            1     Centre North Shops (VI)
   37                    15-004      LaSalle            1     Southport Shops (VI)
   38                    15-005      LaSalle            1     German Church Shops (VI)
                                                              Inland Portfolio - Roll-up
   39         16         16-001      LaSalle            1     Inland Petsmart Distribution Center (B)
   40         17         17-001      LaSalle            1     Inland Raytheon (B)
   41         18         18-001      MSMC               1     Publix Plaza at Weston Commons
              19                                              Powers Industrial Portfolio - Roll-up
   42                    19-001      MSMC               1     Powers Industrial Portfolio - Schneider Distribution (VII)
   43                    19-002      MSMC               1     Powers Industrial Portfolio - Wal-Mart Distribution (VII)
   44         20         20-001      LaSalle            1     Inland BISYS Fund
   45         21         21-001      LaSalle            1     Farmer's New World Headquarters
   46         22         22-001      MSMC               1     Crate and Barrel Headquarters
   47         23         23-001      MSMC               1     Northrop Grumman Building
   48         24         24-001      MSMC               1     Westfield Shops
   49         25         25-001      LaSalle            1     Northfield Estates MHC
   50         26         26-001      MSMC               1     Santa Clarita Medical Plaza
   51         27         27-001      MSMC               1     2200 and 2400 Millbrook Drive
   52         28         28-001      MSMC               1     City Avenue Shopping Center
   53         29         29-001      LaSalle            2     Sterling University Fountains Collegiate Residences
   54         30         30-001      MSMC               1     Woodholme Medical Center
   55         31         31-001      LaSalle            1     Parkway Center Buildings 7, 9 and 10
   56         32         32-001      LaSalle            2     McCormick Place Apartments
   57         33         33-001      LaSalle            2     Copper Beech Townhouses
   58         34         34-001      MSMC               1     Moorestown Shopping Center
   59         35         35-001      MSMC               1     The Landings Shopping Center
                                                              Inland Portfolio II - Roll-up
   60         36         36-001      LaSalle            1     Inland Citizens Property Insurance (C)
   61         37         37-001      LaSalle            1     Inland Wickes Furniture (C)
   62         38         38-001      LaSalle            1     Inland Stonebridge Plaza (C)
   63         39         39-001      LaSalle            1     Inland Rasmussen College (C)
   64         40         40-001      MSMC               1     Bel Air Town Center
                                                              Castleton Retail Portfolio - Roll-up
   65         41         41-001      MSMC               1     Castleton Retail Portfolio - Champaign Marketview Shopping Center (D)
   66         42         42-001      MSMC               1     Castleton Retail Portfolio - Castleton Square Pavilion (D)
   67         43         43-001      MSMC               1     Castleton Retail Portfolio - Castleton Square Marketplace (D)
   68         44         44-001      LaSalle            2     Preston Run Apartments
   69         45         45-001      MSMC               1     Island @ Carlsbad
   70         46         46-001      MSMC               1     Alderwood Parkway Retail Center
   71         47         47-001      LaSalle            2     Center Court Apartments
   72         48         48-001      MSMC               1     The Shoppes at Shillington
                                                              Hanover Portfolio - Roll-up
   73         49         49-001      LaSalle            1     Hanover Portfolio - Merchant's Row (E)
   74         50         50-001      LaSalle            1     Hanover Portfolio - 20 East Street (E)
   75         51         51-001      LaSalle            1     Hanover Portfolio - 2100 Washington Street (E)
   76         52         52-001      LaSalle            1     Cimarron MHP
   77         53         53-001      MSMC               1     The Market at Lake Houston
   78         54         54-001      LaSalle            2     Park Lane Apartments
   79         55         55-001      MSMC               2     Chestnut Pointe Apartments
   80         56         56-001      MSMC               1     The Market Place at The Village at Sandhill
   81         57         57-001      LaSalle            1     Duck Creek Plaza
   82         58         58-001      LaSalle            1     Buie - Village Center A-F
   83         59         59-001      LaSalle            2     River Market
   84         60         60-001      MSMC               1     Shaws Plaza of Gilford
   85         61         61-001      LaSalle            2     Portage Pointe Apartments
   86         62         62-001      MSMC               2     Charlestown Pines Apartments
   87         63         63-001      MSMC               1     Clocktower Square
   88         64         64-001      MSMC               1     Craig Valley Plaza
              65                                              ABC Mini Storage - Roll-up
   89                    65-001      LaSalle            1     ABC Mini Storage - Airway (VIII)
   90                    65-002      LaSalle            1     ABC Mini Storage - Valley (VIII)
   91                    65-003      LaSalle            1     ABC Mini Storage- North (VIII)
   92         66         66-001      MSMC               1     Comerica Tower
   93         67         67-001      MSMC               1     Mosby Tower
   94         68         68-001      MSMC               2     Dakota Ridge Apartments
   95         69         69-001      MSMC               1     Lackawanna Station Plaza
   96         70         70-001      MSMC               2     Walnut Ridge Apartments
   97         71         71-001      MSMC               1     The Shops of Legacy
   98         72         72-001      MSMC               2     Village Park of Auburn Hills
   99         73         73-001      LaSalle            1     Crossroads Professional Center
   100        74         74-001      MSMC               1     Haddon Hall Commons Shopping Center
   101        75         75-001      MSMC               1     Sparling Technology Center
   102        76         76-001      LaSalle            1     Buie - San Juan Offices
   103        77         77-001      MSMC               2     Brookside Meadows Phase I
   104        78         78-001      LaSalle            2     Thornhill Apartments
   105        79         79-001      MSMC               1     Manchester Plaza
   106        80         80-001      MSMC               2     Windcrest Spring Apartments
   107        81         81-001      LaSalle            1     K&G Dearborn
   108        82         82-001      MSMC               1     175-200 Community Drive
              83                                              East Hills Portfolio - Roll-up
   109                   83-001      MSMC               1     East Hills Portfolio - East Hills Plaza (IX)
   110                   83-002      MSMC               1     East Hills Portfolio - Blairsville (IX)
   111                   83-003      MSMC               1     East Hills Portfolio - Central City (IX)
   112                   83-004      MSMC               1     East Hills Portfolio - 300 Goucher (IX)
   113                   83-005      MSMC               1     East Hills Portfolio - 175 1st St. (IX)
   114                   83-006      MSMC               1     East Hills Portfolio - 540 Locust Street (IX)
   115                   83-007      MSMC               1     East Hills Portfolio - 340 N. Sheridan (IX)
   116        84         84-001      MSMC               1     Lakeside Village Shopping Center
   117        85         85-001      LaSalle            1     Humblewood Shopping Center
   118        86         86-001      MSMC               1     Forbes & Wightman Apartments
   119        87         87-001      LaSalle            2     Alder Ridge Apartments
   120        88         88-001      LaSalle            1     Fox Plaza Shopping Plaza
   121        89         89-001      MSMC               1     The Village at Las Sendas Retail Center
   122        90         90-001      MSMC               1     24 Hour Fitness - West Covina, CA
   123        91         91-001      LaSalle            2     Les Chateaux Apartments
   124        92         92-001      MSMC               1     The Shoppes at Mirador Square
   125        93         93-001      MSMC               2     Arbors of Gahanna
   126        94         94-001      LaSalle            1     Holiday Inn Ithaca
   127        95         95-001      MSMC               2     River Oaks MHC
   128        96         96-001      MSMC               1     Ontario Village Center
   129        97         97-001      LaSalle            2     Eaton Square Apartments
   130        98         98-001      MSMC               1     Arroyo Grande Springs
   131        99         99-001      MSMC               1     Centennial Plaza Shopping Center
   132       100        100-001      LaSalle            2     Fairmont Terrace Apartments
   133       101        101-001      MSMC               1     Old Grove Marketplace
   134       102        102-001      MSMC               1     Shoppes at Elmwood
   135       103        103-001      MSMC               1     Cobb Theaters
   136       104        104-001      MSMC               1     Brier Creek Shopping Center
   137       105        105-001      MSMC               2     Central Park Townhomes
   138       106        106-001      MSMC               1     443 Broadway
   139       107        107-001      LaSalle            1     Alum Rock Self Storage
   140       108        108-001      MSMC               1     Sports Authority / Dollar Tree
   141       109        109-001      MSMC               1     24 Hour Fitness - Southlake, TX
   142       110        110-001      MSMC               1     Coors Central Shopping Center
   143       111        111-001      MSMC               1     Sequins Warehouse
   144       112        112-001      MSMC               2     Pine View Village Apartments
   145       113        113-001      LaSalle            1     315 West Forest Hill
   146       114        114-001      MSMC               1     Walnut Hollow Plaza
   147       115        115-001      LaSalle            1     East Bay Plaza
   148       116        116-001      MSMC               1     Columbia Shopping Center
   149       117        117-002      LaSalle            2     Wingover Apartments
   150       118        118-001      LaSalle            1     Long Point Shopping Center
   151       119        119-001      LaSalle            2     Woodbridge II Apartments
   152       120        120-001      MSMC               1     Hampton Inn & Suites - Alpharetta
   153       121        121-001      MSMC               1     Hampton Inn Rochester
   154       122        122-001      MSMC               1     Walgreens Bethel Park
   155       123        123-001      MSMC               1     Biltmore Residence Inn
   156       124        124-001      MSMC               1     600 James Street
   157       125        125-001      LaSalle            1     Noel Place Office Building
             126                                              Charlotte Industrial II - Roll-up
   158                  126-001      LaSalle            1     12200 Mount Holly (X)
   159                  126-002      LaSalle            1     521 Eagleton (X)
   160       127        127-001      LaSalle            1     140 Audubon
   161       128        128-001      MSMC               1     Tustin Plaza
   162       129        129-001      MSMC               2     Tudor Towers of Long Beach
   163       130        130-001      LaSalle            2     The Crest at Elon
   164       131        131-001      MSMC               1     2333 N. Lake Avenue
   165       132        132-001      MSMC               2     The Harvey Apartments
   166       133        133-001      MSMC               2     Sky View Apartments
   167       134        134-001      MSMC               1     Harbor Shores Medical I
   168       135        135-001      LaSalle            1     Hartwood Apartments
   169       136        136-001      MSMC               1     TW Metals - Chicago
   170       137        137-001      MSMC               1     Waterstone Place
   171       138        138-001      MSMC               1     Deerwood Park Office Building
   172       139        139-001      MSMC               1     Washington Park - Circuit City
   173       140        140-001      MSMC               1     Willow Court Industrial
   174       141        141-001      LaSalle            2     Hampton Park Apartments
   175       142        142-001      MSMC               1     Walgreens - Columbia
   176       143        143-001      LaSalle            1     Best Western Southbay
   177       144        144-001      MSMC               1     100 & 200 Lakes Parkway
   178       145        145-001      LaSalle            1     One Harbour Square
   179       146        146-001      LaSalle            2     South Brook Apartments
   180       147        147-001      MSMC               1     Washington Park - Stein Mart
   181       148        148-001      MSMC               1     Streetside at Vinings Shopping Center
   182       149        149-001      MSMC               2     Westchester Apartments
   183       150        150-001      LaSalle            1     Suburban Extended Stay - Orlando
   184       151        151-001      LaSalle            1     Inland Ridge Tool
   185       152        152-001      MSMC               1     Sprint Plaza
   186       153        153-001      LaSalle            1     Buie - Village Center G-I
   187       154        154-001      MSMC               1     865 Walton Ave
   188       155        155-001      MSMC               1     Woodstock Flex
   189       156        156-001      LaSalle            1     K&G Las Flores
   190       157        157-001      MSMC               1     Plaza Campana
   191       158        158-001      LaSalle            2     Campus Courtyard I & II
   192       159        159-001      LaSalle            1     FAMSA Retail Building
   193       160        160-001      LaSalle            1     U-Stor Self Storage
   194       161        161-001      LaSalle            1     Blazing Star MHP & RV Resort
             162                                              DG and GSA Portfolio - Roll-up
   195                  162-001      LaSalle            1     Social Security Administrative Building (XI)
   196                  162-002      LaSalle            1     Dollar General - Adams (XI)
   197                  162-003      LaSalle            1     Dollar General - Brodhead (XI)
   198                  162-004      LaSalle            1     1310 Plainfield Avenue Office Building (XI)
   199                  162-005      LaSalle            1     Dollar General - Westby (XI)
   200                  162-006      LaSalle            1     Dollar General - NH (XI)
   201       163        163-001      MSMC               1     Walgreens - Shrewsbury
   202       164        164-001      MSMC               1     210 Aspen Business Center
   203       165        165-001      LaSalle            1     11505 Olive Boulevard
   204       166        166-001      MSMC               1     Pfizer Building
   205       167        167-001      MSMC               2     Morgan Manor
   206       168        168-001      MSMC               1     810 Plaza Blvd
   207       169        169-001      MSMC               1     Green Valley Station Shopping Center
   208       170        170-001      MSMC               1     Brunos Auburn
   209       171        171-001      LaSalle            2     Rockwood Landing
   210       172        172-001      MSMC               1     TW Metals - Cranbury
   211       173        173-001      MSMC               1     49 East 74th Street
   212       174        174-001      LaSalle            1     Walgreens - Poland, OH
   213       175        175-001      LaSalle            2     Karen Lake Apartments
   214       176        176-001      MSMC               1     Murrieta Village Center
   215       177        177-001      MSMC               1     Walgreens - Broad River
   216       178        178-001      MSMC               1     Olive Tree Plaza
   217       179        179-001      MSMC               1     TW Metals - Atlanta
   218       180        180-001      MSMC               1     Northern Plaza
   219       181        181-001      MSMC               1     Food World Pensacola
   220       182        182-001      LaSalle            1     Bay Road Office
   221       183        183-001      LaSalle            1     Commerce Plaza One
   222       184        184-001      LaSalle            1     45 Bartlett Street Office
   223       185        185-001      MSMC               2     Acacia Glen Apartments
   224       186        186-001      MSMC               1     Walgreens - Delray Beach
   225       187        187-001      MSMC               1     Napa Pointe Industrial Building
   226       188        188-001      MSMC               1     Advanced Circuits
   227       189        189-001      LaSalle            1     Walgreens-Sterling Heights (MI)
   228       190        190-001      LaSalle            1     Craig Street Commons
   229       191        191-001      MSMC               1     Tuxedo Atrium
   230       192        192-001      MSMC               2     Purdue Student Housing
   231       193        193-001      MSMC               1     Valpark Place Office Park
   232       194        194-001      MSMC               1     Common Street Professional Building
   233       195        195-001      LaSalle            1     Albertson's & Coffee Bean Retail
   234       196        196-001      MSMC               1     CVS Ground Lease
   235       197        197-001      MSMC               1     Oxford Square Shopping Center
   236       198        198-001      MSMC               1     Blue Willow Shopping Center
   237       199        199-001      MSMC               1     Beacon Commons
   238       200        200-001      MSMC               1     Red Bank Shopping Center
   239       201        201-001      LaSalle            2     Stonegate
   240       202        202-001      LaSalle            1     AAA Lufkin Self Storage
   241       203        203-001      MSMC               1     The Crossings of Fountain Hills
   242       204        204-001      LaSalle            2     Grand Villa Apartments
   243       205        205-001      MSMC               1     Shoppes at Wells Landing
   244       206        206-001      MSMC               1     Walgreens - Conway SC
   245       207        207-001      LaSalle            2     Creekside Apartments
   246       208        208-001      MSMC               1     Lancaster Restaurant
   247       209        209-001      LaSalle            2     14419 South Halsted
   248       210        210-001      MSMC               1     2104 Pacific Coast Highway
   249       211        211-001      MSMC               1     Parrish Square
   250       212        212-001      MSMC               1     Woodland Plaza II North
   251       213        213-001      MSMC               1     Ryan Plaza
   252       214        214-001      MSMC               2     Bellefonte/Elmer Apartments
   253       215        215-001      LaSalle            1     Wellington Medical Office
   254       216        216-001      LaSalle            2     Cobb Apts & Broadway Apts
   255       217        217-001      MSMC               1     Deer Hill Commercial Condominiums
   256       218        218-001      LaSalle            2     Concord Village Apartments
   257       219        219-001      MSMC               2     Mountaintop Estates
   258       220        220-001      LaSalle            1     Sterling Pointe- Parcel 10
   259       221        221-001      MSMC               1     Verizon and Mattress Firm Pad Building
   260       222        222-001      MSMC               2     Brookside Retirement Residence
   261       223        223-001      MSMC               1     South Forty Shopping Center
   262       224        224-001      MSMC               1     TW Metals - Cincinnati
   263       225        225-001      LaSalle            2     17-19 Winter Street
   264       226        226-001      MSMC               1     Washington Park - Office Depot
   265       227        227-001      MSMC               1     Phoenix Center
   266       228        228-001      LaSalle            2     Woodknoll Apartments
   267       229        229-001      LaSalle            1     Bellmawr Self Storage
   268       230        230-001      MSMC               1     600 West Union Avenue
   269       231        231-001      MSMC               1     33 North Avenue Office
   270       232        232-001      MSMC               1     Walgreens - Summerville
   271       233        233-001      LaSalle            1     StorageMax - Princeton
   272       234        234-001      MSMC               1     Commerce Bank
   273       235        235-001      MSMC               1     130 Infield Court
   274       236        236-001      MSMC               2     Wightman/Hobart Apartments
   275       237        237-001      MSMC               1     Victory View Industrial Building I
   276       238        238-001      LaSalle            2     Lynn Village Phase I
   277       239        239-001      MSMC               1     Bond Street Industrial
   278       240        240-001      LaSalle            1     East Cleveland Town Center
   279       241        241-001      LaSalle            1     Brawley Self Storage
   280       242        242-001      LaSalle            1     SBC - Ann Arbor
   281       243        243-001      LaSalle            1     Country Living MHP
   282       244        244-001      MSMC               1     Washington Park - Washington Mutual
   283       245        245-001      LaSalle            1     West 10th Place Industrial Building
   284       246        246-001      MSMC               1     Londonderry Shopping Center
   285       247        247-001      LaSalle            1     Casaloma Retail Center
   286       248        248-001      LaSalle            1     North Bonita Self Storage
   287       249        249-001      LaSalle            1     La Porte Self Storage
   288       250        250-001      LaSalle            1     West Burlington Plaza
   289       251        251-001      LaSalle            1     Eckerd - Morehead City, NC
   290       252        252-001      MSMC               1     Shops at Sun Ranch
   291       253        253-001      LaSalle            1     Walgreens - San Antonio
   292       254        254-001      LaSalle            1     Betta Stor It
   293       255        255-001      LaSalle            2     Plainview Apartments
   294       256        256-001      MSMC               2     Creekside MHC
   295       257        257-001      LaSalle            1     5531-5539 North Clark Street
   296       258        258-001      LaSalle            1     Bonanza Street
   297       259        259-001      LaSalle            1     Magnolia Self Storage
             260                                              JFJ Properties - Roll-up
   298                  260-001      LaSalle            1     Winterville Mini Storage (XII)
   299                  260-002      LaSalle            1     Medical Park Mini Storage (XII)
   300                  260-003      LaSalle            1     Havelock West Self Storage (XII)
   301       261        261-001      LaSalle            1     Studio 15 - Omaha
   302       262        262-001      MSMC               1     Sudbrook Shopping Center
   303       263        263-001      MSMC               2     Park Manor Apartments
   304       264        264-001      LaSalle            1     Vanderbilt University
   305       265        265-001      MSMC               1     Bloomfield Street Building
   306       266        266-001      MSMC               2     Summerwind Terrace Apts
   307       267        267-001      LaSalle            1     Highland Center
   308       268        268-001      LaSalle            1     Shroyer Commons

                                                              TOTALS AND WEIGHTED AVERAGES:

------------------------------------------------------------------------------------------------------------------------
MORTGAGE
LOAN NO.   STREET ADDRESS                                                   CITY                     STATE   ZIP CODE
------------------------------------------------------------------------------------------------------------------------

    1      50 Central Park South                                            New York                  NY       10019
    2      1150 22nd Street NW                                              Washington, D.C.          DC       20037
    3      2 West Street                                                    New York                  NY       10004
    4      15 Arlington                                                     Boston                    MA       02116
    5      3100 South Street NW                                             Washington, D.C.          DC       20007

    6      304 Sentinel Drive                                               Annapolis Junction        MD       20701
    7      2691 Technology Drive                                            Annapolis Junction        MD       20701
    8      6700 Alexander Bell Drive                                        Columbia                  MD       21046
    9      7130 Columbia Gateway Drive                                      Columbia                  MD       21046
   10      6708 Alexander Bell Drive                                        Columbia                  MD       21046
   11      7142 Columbia Gateway Drive                                      Columbia                  MD       21046
   12      7138 Columbia Gateway Drive                                      Columbia                  MD       21046
   13      7150 Columbia Gateway Drive                                      Columbia                  MD       21046
   14      6724 Alexander Bell Drive                                        Columbia                  MD       21046
   15      7134 Columbia Gateway Drive                                      Columbia                  MD       21046

   16      21550 Provincial Boulevard                                       Katy                      TX       77450
   17      2325 Nashville Pike                                              Gallatin                  TN       37066
   18      2701 McAurthur Boulevard                                         Lewisville                TX       75067
   19      7450 West 139th Terrace                                          Overland Park             KS       66223

   20      710 S. Girls School Road                                         Indianapolis              IN       46241
   21      7451 & 7452 Tempelhof Drive                                      Indianapolis              IN       46241
   22      901 E. Northfield Drive                                          Brownsburg                IN       46112
   23      3100 Reeves Road                                                 Plainfield                IN       46168
   24      10410-10450 Melody Drive & 200-602 West 104th Avenue             Northglenn                CO       80234
   25      150 Fourth Avenue North                                          Nashville                 TN       37219

   26      3001 Lava Ridge Court                                            Roseville                 CA       95661
   27      10241-10271 Fairway Drive                                        Roseville                 CA       95611
   28      1470-1490 Eureka Road                                            Roseville                 CA       95661

   29      1819 Electric Road                                               Roanoke                   VA       24018
   30      401 McCullough Drive                                             Charlotte                 NC       28262
   31      10-105 Long Pond Road                                            Plymouth                  MA       02360
   32      1100 Ward Avenue                                                 Honolulu                  HI       96814
   33      5233-5399 Centinela Ave & 6701 La Tijera Boulevard               Los Angeles               CA       90045

   34      10609 East Washington Street                                     Indianapolis              IN       46229
   35      8600 East 96th Street                                            Fishers                   IN       46038
   36      8510 East 96th Street                                            Fishers                   IN       46038
   37      7225 US 31 South                                                 Indianapolis              IN       46227
   38      10935 East Washington Street                                     Indianapolis              IN       46229

   39      901 East Stevenson Road                                          Ottawa                    IL       61350
   40      300 North Science Park Road                                      State College             PA       16803
   41      4501-4587 Weston Road                                            Weston                    FL       33830

   42      Vicinity of 38th St & West Valley Highway                        Sumner                    WA       98390
   43      Cedar Crossing Business Park                                     Baytown                   TX       77520
   44      3435 Stelzer Road                                                Columbus                  OH       43219
   45      3003 77th Avenue SE                                              Mercer Island             WA       98040
   46      1250 Techny Road                                                 Northbrook                IL       60062
   47      3715 Doolittle Drive                                             Redondo Beach             CA       90278
   48      457 East Main Street                                             Westfield                 MA       01085
   49      23 Emerald Circle                                                Whitmore Lake             MI       48189
   50      26357 McBean P arkway                                            Santa Clarita             CA       91355
   51      2200 and 2400 Millbrook Drive                                    Buffalo Grove             IL       60089
   52      7600-7740 City Line Avenue                                       Philadelphia              PA       19151
   53      2202 Mac Davis Lane                                              Lubbock                   TX       79401
   54      1838 Greene Tree Road                                            Pikesville                MD       21208
   55      875 Greentree Road                                               Pittsburgh                PA       15220
   56      2110 McCormick Road                                              West Lafayette            IN       47906
   57      4750 East Blue Grass Road                                        Mt. Pleasant              MI       48858
   58      401 Route 38                                                     Moorestown                NJ       08057
   59      4800-4944 South Tamiami Trail                                    Sarasota                  FL       34231

   60      6676 Corporate Center Parkway                                    Jacksonville              FL       32216
   61      39825 Avenida Acacias                                            Murrieta                  CA       92563
   62      4900 Eldorado Parkway                                            McKinney                  TX       75070
   63      8301 93rd Avenue North                                           Brooklyn Park             MN       55445
   64      570 Baltimore Pike                                               Bel Air                   MD       21014

   65      11-61 Marketview Drive                                           Champaign                 IL       61820
   66      5729-5739 E. 86th Street                                         Indianapolis              IN       46250
   67      8475 Castleton Corner Drive                                      Indianapolis              IN       46250
   68      333 North Creek Boulevard                                        Davidson                  TN       37072
   69      5802-5814 Van Allen Way                                          Carlsbad                  CA       92008
   70      19220 Alderwood Mall Parkway                                     Lynnwood                  WA       98012
   71      14795 NE 18th Avenue                                             North Miami               FL       33181
   72      660 East Lancaster Avenue                                        Shillington               PA       19607

   73      2053 Washington Street                                           Hanover                   MA       02339
   74      20 East Street                                                   Hanover                   MA       02339
   75      2100 Washington Street                                           Hanover                   MA       02339
   76      12205 North Perry                                                Broomfield                CO       80020
   77      7405 FM 1960 East                                                Humble                    TX       77346
   78      4845 Transit Road                                                Depew                     NY       14043
   79      150 Morgan Drive                                                 Limerick                  PA       19468
   80      120 Forum Drive                                                  Columbia                  SC       29229
   81      900 Middle Road                                                  Bettendorf                IA       52722
   82      31654-31742 Rancho Viejo Road                                    San Juan Capistrano       CA       92675
   83      120 South River Road                                             West Lafayette            IN       47906
   84      1400 Lakeshore Road                                              Gilford                   NH       03249
   85      9001 Portage Pointe Drive                                        Streetsboro               OH       44241
   86      1700 Charleston Court                                            Florence                  KY       41042
   87      2800-2900 University Avenue                                      West Des Moines           IA       50266
   88      4116 - 4280 West Craig Road                                      Las Vegas                 NV       89130

   89      7726 West Sunset Highway 2                                       Spokane                   WA       99224
   90      11506 East Indiana Aveneue                                       Spokane                   WA       99206
   91      11122 North Newport Highway                                      Spokane                   WA       99218
   92      29201 Telegraph Road                                             Southfield                MI       48034
   93      10560 Main Street                                                Fairfax                   VA       22030
   94      1510 Dakota Ridge Drive                                          Indianapolis              IN       46217
   95      Bloomfield Avenue and Lackawanna Plaza                           Montclair                 NJ       07042
   96      211 Colony Drive                                                 Irwin                     PA       15642
   97      16901-17010 Wright Street                                        Unincorporated Omaha      NE       68130
   98      1510 Nob Lane                                                    Pontiac                   MI       48340
   99      4801 Dorsey Hall Drive                                           Ellicott City             MD       21043
   100     Southeast Corner Williams St (NC Hwy 55) & Apex Highway          Apex                      NC       27539
   101     4100 194th Street                                                Lynnwood                  WA       98036
   102     27282 - 27514 Calle Arroyo                                       San Juan Capistrano       CA       92675
   103     123 West Road                                                    Pleasant Valley           NY       12569
   104     5470 Augusta Road                                                Lexington                 SC       29072
   105     14244-14266 Manchester Road                                      Ballwin                   MO       63011
   106     25469 Borough Park Drive                                         Spring                    TX       77380
   107     5600 Mercury Drive                                               Dearborn                  MI       48126
   108     175-200 Community Drive                                          Great Neck                NY       11024

   109     1513 Scalp Avenue                                                Johnstown                 PA       15904
   110     211 Resort Plaza Drive                                           Burell                    PA       15717
   111     645 Main St.                                                     Central City              PA       15926
   112     300 Goucher St.                                                  Upper Yoder Township      PA       15905
   113     165-175 1st St.                                                  Johnstown                 PA       15909
   114     540 Locust St.                                                   Sidman                    PA       15955
   115     340 N. Sheridan St.                                              Johnstown                 PA       15906
   116     9201-9231and 9251 Lakeside Boulevard                             Owings Mill               MD       21117
   117     10040 FM 1960 Bypass Road West                                   Humble                    TX       77338
   118     5560, 5683-5695 Forbes Avenue                                    Pittsburgh                PA       15217
   119     114 Tally Drive                                                  Ross Township             PA       15237
   120     5515-5589 Alameda Street                                         El Paso                   TX       79905
   121     2823 North Power Road                                            Mesa                      AZ       85215
   122     1530 W. West Covina Parkway                                      West Covina               CA       91790
   123     3102-3112 Bluff Street,  3009-3111 Stevens Street                Madison                   WI       53705
   124     840, 894 East Warner Road & 743 South Lindsay Road               Gilbert                   AZ       85296
   125     150 Arbors Circle                                                Gahanna                   OH       43230
   126     222 South Cayuga Street                                          Ithaca                    NY       14850
   127     2025 Dolton Road                                                 Calumet City              IL       60409
   128     562, 602, 624, 628, 658, 688 West Holt Boulevard                 Ontario                   CA       91762
   129     3315 Ridgeway Road                                               Memphis                   TN       38115
   130     1600-1660 West Warm Springs Road                                 Henderson                 NV       89014
   131     1340-1368 Centennial Avenue                                      Piscataway                NJ       07102
   132     1111 East 60th Street                                            Tulsa                     OK       74105
   133     111 and 125 Old Grove Road                                       Oceanside                 CA       92056
   134     795 Rt. 70 East                                                  Evesham Township          NJ       08053
   135     4250 Old Greensboro Road                                         Tuscaloosa                AL       35405
   136     10200 Little Brier Creek Lane                                    Raleigh                   NC       27617
   137     217 Cedar Village Drive                                          York                      PA       17402
   138     443 Broadway                                                     New York                  NY       10013
   139     2487 Alum Rock Avenue                                            San Jose                  CA       95116
   140     3434 and 3700 Route 35                                           Hazlet                    NJ       07730
   141     301 North Nolan Drive                                            Southlake                 TX       76092
   142     111 Coors Boulevard                                              Albuquerque               NM       87121
   143     60-01 31st Avenue                                                Woodside                  NY       11377
   144     700 South Blackbird Roost Street                                 Flagstaff                 AZ       86001
   145     315 West Forest Hill Avenue                                      Oak Creek                 WI       53154
   146     4869-4917 William Penn Highway                                   Murrysville               PA       15668
   147     722-746 Munson Avenue                                            Traverse City             MI       49686
   148     Route 462 & 18th Street                                          Columbia                  PA       17512
   149     1016 Haeffele Way                                                Bloomington               IL       61704
   150     7902-7922 Long Point Road                                        Houston                   TX       77055
   151     3100 Braeside Drive                                              Bloomington               IN       47408
   152     16785 Old Morris Road                                            Alpharetta                GA       30004
   153     1755 S. Broadway                                                 Rochester                 MN       55904
   154     1741 Washington Road                                             Bethel Park               PA       15228
   155     701 Biltmore Avenue                                              Asheville                 NC       28803
   156     600 James Street                                                 Lakewood                  NJ       08701
   157     200 Fourth Avenue North                                          Nashville                 TN       37219

   158     12200 Mount Holly-Huntersville Road                              Huntersville              NC       28078
   159     521 Eagleton Downs Drive                                         Pineville                 NC       28134
   160     140 John James Audubon Parkway                                   Amherst                   NY       14228
   161     665 North Tustin Street                                          Orange                    CA       92867
   162     215 East Broadway                                                Long Beach                NY       11561
   163     756 East Haggard Avenue                                          Elon                      NC       27244
   164     2333 North Lake Avenue                                           Altadena                  CA       91001
   165     5640 Santa Monica Boulevard                                      Los Angeles               CA       90038
   166     1050 East 8th Street                                             Tucson                    AZ       85719
   167     3921 East Baseline Road                                          Gilbert                   AZ       85234
   168     3410 Hartwood Circle                                             Hoover                    AL       35216
   169     235 Tubeway Drive                                                Carol Stream              IL       60188
   170     34500 North Highway 45                                           Third Lake                IL       60030
   171     10739 Deerwood Park Boulevard                                    Jacksonville              FL       32256
   172     78-825 Highway 111                                               La Quinta                 CA       92253
   173     10806 Willow Court                                               San Diego                 CA       92127
   174     12320 SW 72nd Avenue                                             Portland                  OR       97223
   175     3501 Forest Drive                                                Columbia                  SC       29206
   176     15000 Hawthorne Boulevard                                        Lawndale                  CA       90260
   177     1255 Lakes Parkway                                               Lawrenceville             GA       30043
   178     3027 Marina Bay Drive                                            League City               TX       77573
   179     5101 Linbar Drive                                                Nashville                 TN       37211
   180     78-945 Highway 111                                               La Quinta                 CA       92253
   181     2355 Cumberland Parkway                                          Atlanta                   GA       30339
   182     905 Seventh Avenue                                               Garner                    NC       27529
   183     9435 Delegates Drive                                             Orlando                   FL       32837
   184     9877 Brick Church Road                                           Cambridge                 OH       43725
   185     2525 W International Speedway Blvd                               Daytona Beach             FL       32114
   186     31648, 31658, 31732 Rancho Viejo Road                            San Juan Capistrano       CA       92675
   187     865 Walton Avenue                                                The Bronx                 NY       10451
   188     109 Smoke Hill Lane                                              Woodstock                 GA       30188
   189     30592 Santa Margarita Parkway                                    Rancho Santa Margarita    CA       92688
   190     6875 North Oracle Road                                           Tucson                    AZ       85704
   191     425 Stedman Street                                               Greensboro                NC       27401
   192     1030 Celis Street                                                San Fernando              CA       91340
   193     7215 Ridge Road                                                  Port Richey               FL       34668
   194     1120 West Loop 1604 North                                        San Antonio               TX       78251

   195     222 North Academy Street                                         Janesville                WI       53548
   196     225 West Lincoln Street                                          Adams                     WI       53910
   197     2410 First Center Street                                         Brodhead                  WI       53520
   198     1310 Plainfield Avenue                                           Janesville                WI       53545
   199     98 Swiggam Street                                                Westby                    WI       54667
   200     2241 Calumet Drive                                               New Holston               WI       53061
   201     225 Boston Turnpike                                              Shrewsbury                MA       01545
   202     210 AABC                                                         Aspen                     CO       81611
   203     11501-11509 Olive Boulevard                                      Creve Coeur               MO       63141
   204     194 Howard Street                                                New London                CT       06320
   205     117 Mountain View Road                                           Scranton                  PA       18508
   206     810 Plaza Blvd.                                                  Lancaster                 PA       17601
   207     1625 West Warm Springs Road                                      Henderson                 NV       89014
   208     1530 East Glenn Avenue                                           Auburn                    AL       36832
   209     12550 John F. Kennedy                                            Houston                   TX       77039
   210     27 Englehard Drive                                               Monroe                    NJ       08831
   211     49 East 74th Street                                              New York                  NY       10021
   212     30 West McKinley                                                 Poland                    OH       44514
   213     3712-3724 Sapphire Road                                          Fayetteville              NC       28303
   214     40119 Murrieta Hot Springs Road                                  Murrieta                  CA       92563
   215     1223 St. Andrews Road                                            Columbia                  SC       29210
   216     25013 & 25021 Madison Avenue                                     Murrieta                  CA       92562
   217     175 Tubeway Drive                                                Forest Park               GA       30297
   218     840 Concord Parkway North                                        Concord                   NC       28027
   219     7859 Pine Forest Road                                            Pensacola                 FL       32526
   220     375 Bay Road                                                     Queensbury                NY       12804
   221     925 Hale Place                                                   Chula Vista               CA       91914
   222     45 Bartlett Street                                               Marlborough               MA       01752
   223     615 Acacia Way                                                   Woodland                  CA       95695
   224     6458 Linton Boulevard                                            Delray Beach              FL       33484
   225     1901-1911 N. Kelly Road                                          Napa                      CA       94558
   226     21100 East 33rd Drive                                            Aurora                    CO       80011
   227     13901 Metropolitan Parkway                                       Sterling Heights          MI       48312
   228     301 - 315 South Craig Street                                     Pittsburgh                PA       15213
   229     3833 Roswell Road                                                Atlanta                   GA       30342
   230     300-304 Salisbury Street and 229 Littleton Street                West Lafayette            IN       47907
   231     1335-1345 Valwood Parkway                                        Carrollton                TX       75006
   232     1583 Common Street                                               New Braunfels             TX       78130
   233     2035 Hillhurst Avenue                                            Los Angeles               CA       90027
   234     959 Bay Area Boulevard                                           Houston                   TX       77058
   235     6100-6260 East 21st Street                                       Wichita                   KS       67208
   236     10555 Westheimer Road                                            Houston                   TX       77042
   237     5623-5669 Beacon Street                                          Pittsburgh                PA       15217
   238     2-10 Broad Street                                                Red Bank                  NJ       07701
   239     301 North Graham Street                                          Cambridge City            IN       47327
   240     2250 Southwood                                                   Lufkin                    TX       75904
   241     16650 East Palisades Boulevard                                   Fountain Hills            AZ       85268
   242     1251 North 21st Street                                           Laramie                   WY       82072
   243     550 Wells Road                                                   Orange Park               FL       32073
   244     1601 Church Street                                               Conway                    SC       29526
   245     4920 Cameron Road                                                Hope Mills                NC       28348
   246     2321 Lincoln Highway East (US Highway 30)                        Lancaster                 PA       17602
   247     14419 South Halsted Street                                       Riverdale                 IL       60827
   248     2104 Pacific Coast Highway & Oak Street                          Lomita                    CA       90717
   249     32-184 West Parrish Lane                                         Centerville               UT       84014
   250     90-98 Niblick Road                                               Paso Robles               CA       93446
   251     2 Ryan Road                                                      Marlboro                  NJ       07746
   252     5500-5008, 5501, 5610-5616 Elmer Street, 632 Bellefonte Street   Pittsburgh                PA       15232
   253     2303 Wellington Drive                                            Wilson                    NC       27893
   254     1001 Green St & 335 Broad St                                     Augusta                   GA       30901
   255     209 Ventnor Avenue                                               Aspen                     CO       81611
   256     137 West Concord Road                                            Clarksville               TN       37042
   257     48 Forest Drive                                                  Bloomindale               NJ       07403
   258     905 South Highway 65                                             Lincoln                   CA       95648
   259     14005 N. US Highway 183                                          Cedar Park                TX       78717
   260     1199 South Dora Street                                           Ukiah                     CA       95482
   261     1102 W. Granada Boulevard                                        Ormond Beach              FL       32174
   262     7640 Reinhold Drive                                              Cincinnati                OH       45237
   263     17-19 Winter Street                                              Dorchester                MA       02122
   264     78-987 Highway 111                                               La Quinta                 CA       92253
   265     1190 - 1206 Silas Deane Highway                                  Wethersfield              CT       06109
   266     1015 Patriots Way                                                Augusta                   GA       30907
   267     1070 Kings Highway                                               Bellmawr                  NJ       08099
   268     600 West Union Avenue                                            Bound Brook               NJ       08805
   269     33 North Avenue                                                  Tallmadge                 OH       44278
   270     54 Old Trolley Road                                              Summerville               SC       29485
   271     515 Princeton Road                                               Johnson City              TN       37601
   272     One Lackawanna Plaza                                             Montclair                 NJ       07042
   273     130 Infield Court                                                Mooresville               NC       28117
   274     2129-2135 Wightman & 5555-59 Hobart                              Pittsburgh                PA       15217
   275     2962 S. Victory View Way                                         Boise                     ID       83709
   276     905 West 26th Street                                             Lynn Haven                FL       32444
   277     2401-2409 Bond Street                                            University Park           IL       60466
   278     14325-14343 Euclid Avenue                                        East Cleveland            OH       44112
   279     4223 US Highway 86                                               Brawley                   CA       92227
   280     550 South Maple                                                  Ann Arbor                 MI       48103
   281     6930 NE 56th Street                                              Altoona                   IA       50009
   282     78-805 Highway 111                                               La Quinta                 CA       92253
   283     1710 West 10th Place                                             Tempe                     AZ       85281
   284     24910 Kuykendahl Rd.                                             Tomball                   TX       77389
   285     4760 Integrity Way                                               Grand Chute               WI       54913
   286     26300 Old 41 Road                                                Bonita Springs            FL       34135
   287     2915 North 23rd Street                                           La Porte                  TX       77571
   288     116 West Agency Road                                             West Burlington           IA       52655
   289     2904 Arendell Street                                             Morehead City             NC       28557
   290     2270 W. Main Street                                              Los Lunas                 NM       87031
   291     10003 West FM 1604 North                                         San Antonio               TX       78254
   292     2614 Highway 98 West                                             Mary Esther               FL       32569
   293     2504 West 16th Street                                            Plainview                 TX       79072
   294     6500 Kansas Avenue                                               Kansas City               KS       66111
   295     5531-5539 North Clark Street                                     Chicago                   IL       60640
   296     1615 Bonanza Street                                              Walnut Creek              CA       94596
   297     2530 South Magnolia Avenue                                       Sanford                   FL       32773

   298     202 Winter Village Drive                                         Winterville               NC       28590
   299     406 Airport Road                                                 Kinston                   NC       28503
   300     180 Greenfield Heights Blvd                                      Havelock                  NC       28532
   301     701 South 15th                                                   Omaha                     NE       68102
   302     1204 Reisterstown Road                                           Pikesville                MD       21208
   303     2710 Northwest 63rd Street                                       Oklahoma City             OK       73116
   304     20 Rachel Drive                                                  Nashville                 TN       37214
   305     241 Schoolhouse Road                                             Johnstown                 PA       15904
   306     3305 N Grimes Street                                             Hobbs                     NM       88240
   307     1607 7th Street                                                  Las Vegas                 NM       87701
   308     534-548 Wilmington Avenue                                        Dayton                    OH       45420

--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                                                               PERCENT
LOAN NO.   PROPERTY TYPE          PROPERTY SUB-TYPE         UNITS/SF(3)          YEAR BUILT           YEAR RENOVATED   LEASED(4)
--------------------------------------------------------------------------------------------------------------------------------

    1      Hospitality            Full Service                      261            2002                   NAP            80.7%
    2      Hospitality            Full Service                      300            2000                   NAP            73.4%
    3      Hospitality            Full Service                      298            2002                   NAP            84.4%
    4      Hospitality            Full Service                      273            1927                   2002           68.0%
    5      Hospitality            Full Service                       86            2003                   NAP            75.1%

    6      Office                 Suburban                      162,498            2005                   NAP           100.0%
    7      Office                 Suburban                      103,683            2005                   NAP           100.0%
    8      Office                 Suburban                       74,859            1988                   NAP            90.6%
    9      Office                 Suburban                       46,840            1988                   NAP           100.0%
   10      Office                 Suburban                       39,203            1988                   NAP           100.0%
   11      Office                 Suburban                       45,951            1988                   NAP           100.0%
   12      Office                 Suburban                       38,225            1988                   NAP           100.0%
   13      Office                 Suburban                       35,812            1988                   NAP            56.8%
   14      Office                 Suburban                       28,420            1988                   NAP            85.6%
   15      Office                 Suburban                       21,991            1988                   NAP           100.0%

   16      Multifamily            Garden                            369            2003                   NAP            91.9%
   17      Multifamily            Garden                            364            2002                   NAP            88.7%
   18      Multifamily            Garden                            300            2003                   NAP            92.0%
   19      Multifamily            Garden                            364            2002                   NAP            91.5%

   20      Industrial             Warehouse                   1,339,195        1996 / 1998                NAP           100.0%
   21      Industrial             Warehouse                     563,160            1997                   NAP           100.0%
   22      Industrial             Warehouse                     396,000            2003                   NAP           100.0%
   23      Industrial             Warehouse                     315,000            2001                   NAP           100.0%
   24      Retail                 Anchored                      439,273        1999 - 2001                NAP            99.2%
   25      Office                 Urban                         410,581            1985                   NAP            88.8%

   26      Office                 Suburban                      110,381            2005                   NAP            98.0%
   27      Retail                 Shadow Anchored                64,316        2004 / 2005                NAP            97.9%
   28      Retail                 Unanchored                     37,296            2005                   NAP           100.0%

   29      Office                 Suburban                      165,808            1970                   1982          100.0%
   30      Office                 Suburban                      191,681            1973                   1990          100.0%
   31      Retail                 Anchored                      333,455            2005                   NAP            98.8%
   32      Office                 Suburban                      210,286        1964 / 1983                NAP            97.1%
   33      Retail                 Anchored                      186,770            1964                   2002          100.0%

   34      Retail                 Anchored                      113,828        1995 - 1998                NAP            91.8%
   35      Retail                 Anchored                       80,624            1997                   NAP            97.1%
   36      Retail                 Shadow Anchored                19,425            2004                   NAP            63.7%
   37      Retail                 Shadow Anchored                17,785            1997                   NAP            91.3%
   38      Retail                 Shadow Anchored                13,321            2005                   NAP            73.5%

   39      Industrial             Flex Industrial             1,000,350            2005                   NAP           100.0%
   40      Office                 Suburban                      105,000            1985                   NAP           100.0%
   41      Retail                 Anchored                      126,922            2004                   NAP            96.3%

   42      Industrial             Warehouse                     114,000            2006                   NAP           100.0%
   43      Industrial             Warehouse                     138,900            2006                   NAP           100.0%
   44      Office                 Suburban                      238,641        1995 / 2002                NAP           100.0%
   45      Office                 Suburban                      155,200            1982                   NAP           100.0%
   46      Office                 Suburban                      167,843            2001                   NAP           100.0%
   47      Office                 Suburban                      126,336            1986                   2002          100.0%
   48      Retail                 Anchored                      190,436            1965               1997 / 1998        97.7%
   49      Manufactured Housing   Manufactured Housing              648            1986                   NAP            99.5%
   50      Office                 Medical                        78,164            2005                   NAP           100.0%
   51      Industrial             Flex Industrial               236,256        2000 / 2004                NAP           100.0%
   52      Retail                 Anchored                      157,262   1949 / 1955 / 1963 / 1980       NAP            96.9%
   53      Multifamily            Student Housing                   228            2005                   NAP            82.6%
   54      Office                 Medical                       128,860            1996                   NAP            98.9%
   55      Office                 Urban                         363,678            1962                   2003           80.9%
   56      Multifamily            Student Housing                   222            2002                   NAP            92.0%
   57      Multifamily            Student Housing                   204            2005                   NAP            95.1%
   58      Retail                 Anchored                      232,415            1970                   2005           92.3%
   59      Retail                 Shadow Anchored               148,591            1988                   NAP            93.3%

   60      Office                 Suburban                       59,800            2005                   NAP           100.0%
   61      Retail                 Anchored                       37,329            2005                   NAP           100.0%
   62      Retail                 Shadow Anchored                33,700            1997                   NAP           100.0%
   63      Office                 Suburban                       26,660            2005                   NAP           100.0%
   64      Retail                 Unanchored                     92,035            1990                   NAP            94.3%

   65      Retail                 Anchored                       86,257            1985                   NAP            93.0%
   66      Retail                 Anchored                       63,176        1986 / 1987                NAP           100.0%
   67      Retail                 Anchored                       50,391            1984                   NAP            91.2%
   68      Multifamily            Garden                            238            2005                   NAP            96.6%
   69      Retail                 Unanchored                     47,758            2000                   NAP            97.5%
   70      Retail                 Unanchored                     64,061            2003                   NAP            94.8%
   71      Multifamily            Garden                            588            1971                   NAP            94.4%
   72      Retail                 Anchored                       98,716            2005                   NAP           100.0%

   73      Retail                 Unanchored                     75,022            1972                   1986          100.0%
   74      Office                 Suburban                       42,550            1989                   NAP           100.0%
   75      Retail                 Unanchored                     17,939            1988                   NAP           100.0%
   76      Manufactured Housing   Manufactured Housing              327            1970                   NAP            85.3%
   77      Retail                 Anchored                      101,799            2002                   NAP           100.0%
   78      Multifamily            Garden                            252        1977 / 2005                NAP            92.9%
   79      Multifamily            Garden                            192        1999 - 2000                NAP            95.3%
   80      Retail                 Anchored                       99,892            2005                   NAP            97.0%
   81      Retail                 Anchored                      138,339            2005                   NAP            86.6%
   82      Mixed Use              Office/Retail                  86,023            1981                   NAP            99.1%
   83      Mixed Use              Student Housing/Retail            214            2001                   NAP            97.3%
   84      Retail                 Anchored                       88,887            1999                   2001          100.0%
   85      Multifamily            Garden                            296            2000                   NAP            92.9%
   86      Multifamily            Garden                            243        2001 / 2003                NAP            87.7%
   87      Retail                 Anchored                      141,304            1983                   NAP            93.5%
   88      Retail                 Anchored                       73,356            2000                   NAP            98.1%

   89      Self Storage           Self Storage                  212,985     1977 / 1999 / 2002            NAP            71.7%
   90      Self Storage           Self Storage                  163,155        1976 / 1991                NAP            88.2%
   91      Self Storage           Self Storage                  125,055            2002                   NAP            85.5%
   92      Office                 Suburban                      152,039            1973                   1998           92.8%
   93      Office                 Suburban                      111,791            1965                   2001           85.4%
   94      Multifamily            Garden                            192            2004                   NAP            92.2%
   95      Retail                 Anchored                       92,409            1985                   NAP            98.0%
   96      Multifamily            Townhouse                         296        1975 - 1979                2005           97.3%
   97      Retail                 Unanchored                     74,148            2004                   NAP            83.7%
   98      Multifamily            Garden                            351            1972                   1998           93.2%
   99      Office                 Medical                        53,360            1991                   NAP           100.0%
   100     Retail                 Anchored                       73,464            2005                   NAP            87.8%
   101     Office                 Suburban                       70,283            2000                   NAP            88.2%
   102     Office                 Suburban                       60,222            1981                   2004           96.2%
   103     Multifamily            Garden                             80            2005                   NAP            97.5%
   104     Multifamily            Garden                            180            1999                   NAP            93.9%
   105     Retail                 Unanchored                    117,299            1976                   2005          100.0%
   106     Multifamily            Garden                            304            1996                   NAP            96.4%
   107     Retail                 Anchored                       64,576            1997                   NAP           100.0%
   108     Office                 Suburban                       90,941            1960                   2003          100.0%

   109     Retail                 Anchored                      106,703            1966                   1998          100.0%
   110     Retail                 Unanchored                     14,000        1999 / 2001                NAP           100.0%
   111     Retail                 Free Standing                   8,000            2003                   NAP           100.0%
   112     Retail                 Free Standing                  10,543            1980                   NAP           100.0%
   113     Retail                 Free Standing                   8,040            1967                   2002          100.0%
   114     Retail                 Free Standing                   7,200            1999                   NAP           100.0%
   115     Retail                 Unanchored                      8,000            2002                   NAP           100.0%
   116     Retail                 Anchored                       59,918            2001                   NAP            97.8%
   117     Retail                 Anchored                       90,200            1979                   2005           93.1%
   118     Multifamily            Townhouse                          57            1920                   2001          100.0%
   119     Multifamily            Garden                            234            1975               1995 - 1998        98.7%
   120     Retail                 Unanchored                    181,531            1959                   NAP           100.0%
   121     Retail                 Unanchored                     39,144            2005                   NAP            73.9%
   122     Retail                 Free Standing                  37,500            1962               2000 - 2001       100.0%
   123     Multifamily            Garden                            130            1965                   NAP            99.2%
   124     Retail                 Anchored                       46,157            2005                   NAP            95.0%
   125     Multifamily            Garden                            232            1988                   NAP            91.8%
   126     Hospitality            Full Service                      180        1985 / 1990                NAP            62.7%
   127     Manufactured Housing   Manufactured Housing              303            1971                   NAP            97.7%
   128     Retail                 Unanchored                     39,954            1988                   NAP            97.5%
   129     Multifamily            Garden                            208            1995                   2002           99.5%
   130     Retail                 Unanchored                     28,993        1993 / 2002                NAP           100.0%
   131     Retail                 Unanchored                     27,484        2003 - 2004                NAP           100.0%
   132     Multifamily            Garden                            336        1969 / 1971                2002           98.5%
   133     Retail                 Shadow Anchored                21,681            2005                   NAP           100.0%
   134     Retail                 Unanchored                     35,200            2005                   NAP            96.6%
   135     Other                  Theater                        65,442            2004                   NAP           100.0%
   136     Retail                 Unanchored                     36,000            2005                   NAP           100.0%
   137     Multifamily            Garden                            223            1970                   NAP            86.2%
   138     Retail                 Unanchored                      8,500            1865                   2005          100.0%
   139     Self Storage           Self Storage                   59,140            2000                   NAP           100.0%
   140     Retail                 Shadow Anchored                54,972            1999                   NAP           100.0%
   141     Retail                 Free Standing                  35,650            2005                   NAP           100.0%
   142     Retail                 Shadow Anchored                73,841            1986                   NAP            98.3%
   143     Industrial             Warehouse                      85,000            1960               1964 / 1993       100.0%
   144     Multifamily            Garden                            174            1982                   NAP            93.1%
   145     Industrial             Warehouse                     296,432            1976                   2004          100.0%
   146     Retail                 Unanchored                     35,304            2005                   NAP            94.3%
   147     Retail                 Anchored                      109,248            1960                   1994          100.0%
   148     Retail                 Unanchored                    123,846            1979                   1998          100.0%
   149     Multifamily            Garden                            102            2003                   NAP            99.0%
   150     Retail                 Shadow Anchored                36,721            2002                   NAP            95.8%
   151     Multifamily            Student Housing                   140            1983                   NAP           100.0%
   152     Hospitality            Limited Service                   103            1999                   NAP            70.2%
   153     Hospitality            Limited Service                   104            1994                   2004           72.7%
   154     Retail                 Shadow Anchored                14,820            2005                   NAP           100.0%
   155     Hospitality            Extended Stay                      72            1997                   NAP            89.8%
   156     Industrial             Light Industrial              158,760            2001                   NAP           100.0%
   157     Office                 Urban                          81,261            1929                   2003           93.3%

   158     Industrial             Flex Industrial               112,000            2002                   NAP           100.0%
   159     Industrial             Flex Industrial                30,355            2002                   NAP            68.4%
   160     Office                 Suburban                       54,556            1981                   2005          100.0%
   161     Retail                 Unanchored                     30,400            1987                   NAP           100.0%
   162     Multifamily            Mid-Rise                           93            1925                   NAP            96.8%
   163     Multifamily            Student Housing                    42            2004                   NAP            93.5%
   164     Mixed Use              Office/Retail                  25,257            1959                   2003          100.0%
   165     Multifamily            Mid-Rise                          177            1927                   NAP            92.7%
   166     Multifamily            Mid-Rise                           76            1968                   NAP           100.0%
   167     Office                 Medical                        48,550            1993                   NAP            76.5%
   168     Multifamily            Garden                            136            1970                   NAP            94.1%
   169     Industrial             Light Industrial              153,700            1977                   NAP           100.0%
   170     Retail                 Unanchored                     30,920            2004                   NAP           100.0%
   171     Office                 Suburban                       43,980            2004                   NAP           100.0%
   172     Retail                 Shadow Anchored                33,855            2004                   NAP           100.0%
   173     Industrial             Warehouse                      66,858            1991                   NAP           100.0%
   174     Multifamily            Garden                            108            1995                   NAP            99.0%
   175     Retail                 Free Standing                  15,120            2002                   NAP           100.0%
   176     Hospitality            Limited Service                    97            1983                   NAP            90.1%
   177     Office                 Suburban                       56,561            1999                   NAP           100.0%
   178     Office                 Suburban                       59,460            1984                   NAP            88.4%
   179     Multifamily            Garden                            239            1973                   NAP            96.2%
   180     Retail                 Shadow Anchored                36,000            2004                   NAP           100.0%
   181     Retail                 Unanchored                     15,461            2005                   NAP            94.1%
   182     Multifamily            Garden                            160            1972               1988 - 1989        86.3%
   183     Hospitality            Extended Stay                     144            1998                   NAP            88.3%
   184     Industrial             Flex Industrial               128,537            2005                   NAP           100.0%
   185     Retail                 Unanchored                     24,500            1986                   NAP           100.0%
   186     Office                 Suburban                       28,370            1981                   NAP           100.0%
   187     Mixed Use              Multifamily/Retail                 55            1925                   NAP           100.0%
   188     Industrial             Flex Industrial                72,028            2001                   NAP           100.0%
   189     Retail                 Anchored                       15,049            1999                   NAP           100.0%
   190     Office                 Suburban                       29,428            2002                   NAP            94.8%
   191     Multifamily            Student Housing                    85            1969                   2005           91.1%
   192     Retail                 Anchored                       31,855            1949                   2001          100.0%
   193     Self Storage           Self Storage                   72,900            2000                   NAP            94.8%
   194     Manufactured Housing   Manufactured Housing              254            1999                   NAP           100.0%

   195     Office                 Suburban                        9,198            2002                   NAP           100.0%
   196     Retail                 Free Standing                   9,014            2004                   NAP           100.0%
   197     Retail                 Free Standing                   9,014            2005                   NAP           100.0%
   198     Office                 Suburban                       14,400            1989                   NAP           100.0%
   199     Retail                 Free Standing                   9,014            2005                   NAP           100.0%
   200     Retail                 Free Standing                   9,014            2005                   NAP           100.0%
   201     Retail                 Free Standing                  14,490            2005                   NAP           100.0%
   202     Mixed Use              Office/Industrial              22,860            1971                   NAP           100.0%
   203     Retail                 Anchored                       19,618            1973                   2003          100.0%
   204     Office                 Suburban                       46,000            1985               1998 - 1999       100.0%
   205     Multifamily            Garden                            128            1970                   NAP            99.2%
   206     Office                 Medical                        30,190            1977                   2005          100.0%
   207     Retail                 Unanchored                     16,966            1994                   NAP            87.2%
   208     Retail                 Anchored                       55,452            2002                   NAP           100.0%
   209     Multifamily            Garden                            187            1980                   NAP            84.0%
   210     Industrial             Light Industrial              115,769            1973                   NAP           100.0%
   211     Multifamily            Mid-Rise                            9            1910                   2005          100.0%
   212     Retail                 Anchored                       14,560            2005                   NAP           100.0%
   213     Multifamily            Garden                             72            2005                   NAP           100.0%
   214     Retail                 Unanchored                     24,828            1985                   2000          100.0%
   215     Retail                 Free Standing                  14,820            2005                   NAP           100.0%
   216     Retail                 Unanchored                     16,362            2003                   NAP           100.0%
   217     Industrial             Light Industrial              133,338            1966                   NAP           100.0%
   218     Retail                 Anchored                       51,897            1984                   2004           95.3%
   219     Retail                 Anchored                       68,186            1992                   NAP           100.0%
   220     Office                 Medical                        29,218            2004                   NAP            88.2%
   221     Industrial             Flex Industrial                32,067            1989                   NAP            96.9%
   222     Office                 Suburban                       43,781            1972                   NAP           100.0%
   223     Multifamily            Senior Housing                     41            2005                   NAP            82.9%
   224     Retail                 Free Standing                  15,120            1998                   NAP           100.0%
   225     Industrial             Light Industrial               39,424            1999                   NAP           100.0%
   226     Industrial             Light Industrial               61,058        1985 / 2003                NAP           100.0%
   227     Retail                 Anchored                       14,490            2002                   NAP           100.0%
   228     Office                 Urban                          34,419        1850 - 1988                NAP            86.2%
   229     Office                 Suburban                       28,182            1973                   1993           87.8%
   230     Multifamily            Low-Rise                           39        1989 / 1991                2005          100.0%
   231     Office                 Suburban                       67,630            1981                   2004           87.3%
   232     Office                 Medical                        28,708            2002                   NAP            91.8%
   233     Retail                 Anchored                       39,006        1962 / 1969                1986          100.0%
   234     Retail                 Free Standing                  33,000            2003                   NAP           100.0%
   235     Retail                 Unanchored                     45,011            1983                   2001           94.4%
   236     Retail                 Unanchored                     12,344            1998                   NAP            88.8%
   237     Multifamily            Townhouse                          21            1912                   2001          100.0%
   238     Mixed Use              Retail/Office/Apartment        21,105            1900                   2003           98.4%
   239     Multifamily            Garden                             62        1994 - 1996                NAP            96.6%
   240     Self Storage           Self Storage                  101,464        1993 - 2002                NAP            96.6%
   241     Retail                 Unanchored                     20,661            2001                   NAP           100.0%
   242     Multifamily            Senior Housing                     40            2000                   NAP           100.0%
   243     Retail                 Unanchored                     25,296            1987                   NAP           100.0%
   244     Retail                 Free Standing                  14,490            2003                   NAP           100.0%
   245     Multifamily            Garden                             60            1983                   2005           98.3%
   246     Retail                 Unanchored                     21,810        1975 - 1998                NAP           100.0%
   247     Multifamily            Senior Housing                     56            1950                   2003          100.0%
   248     Retail                 Unanchored                      8,492            2004                   NAP           100.0%
   249     Retail                 Unanchored                     32,544        1979 - 1981                NAP            92.3%
   250     Retail                 Shadow Anchored                 7,609            2005                   NAP           100.0%
   251     Retail                 Unanchored                     11,145            2004                   NAP           100.0%
   252     Multifamily            Mid-Rise                           37            1900                   1994           97.3%
   253     Office                 Medical                        16,612            1998                   NAP           100.0%
   254     Multifamily            Garden                             61        1917 / 1920                1981          100.0%
   255     Industrial             Light Industrial               16,200            1982                   NAP            88.3%
   256     Multifamily            Garden                            119            1983                   NAP            97.5%
   257     Multifamily            Garden                             40            1970                   NAP            90.0%
   258     Retail                 Anchored                        7,000            2005                   NAP           100.0%
   259     Retail                 Shadow Anchored                 7,500            2004                   NAP           100.0%
   260     Multifamily            Senior Housing                     66            1990                   NAP           100.0%
   261     Retail                 Unanchored                     23,994            1984                   NAP           100.0%
   262     Industrial             Light Industrial              132,940            1961                   1971          100.0%
   263     Multifamily            Garden                             32            1965                   2003           84.4%
   264     Retail                 Shadow Anchored                15,000            2004                   NAP           100.0%
   265     Mixed Use              Office/Retail                  11,473            2003                   NAP           100.0%
   266     Multifamily            Garden                             52            1974                   NAP            92.3%
   267     Self Storage           Self Storage                   36,000            2000                   NAP            99.3%
   268     Retail                 Unanchored                      8,408            1952                   2005          100.0%
   269     Office                 Medical                        20,400            1988                   NAP            97.5%
   270     Retail                 Free Standing                  14,560            2004                   NAP           100.0%
   271     Self Storage           Self Storage                   58,200            1980                   NAP           100.0%
   272     Retail                 Free Standing                   3,669            2005                   NAP           100.0%
   273     Industrial             Warehouse                      42,000            2004                   NAP           100.0%
   274     Multifamily            Low-Rise                           52            1926                   1987           98.1%
   275     Industrial             Warehouse                      32,942            2005                   NAP           100.0%
   276     Multifamily            Garden                             86            1986                   NAP            95.4%
   277     Industrial             Flex Industrial                77,830            1973               2004 / 2005        93.8%
   278     Retail                 Unanchored                     31,326            1992                   NAP            87.0%
   279     Self Storage           Self Storage                   43,573            1985                   2005           76.6%
   280     Industrial             Flex Industrial                37,715            1962                   NAP           100.0%
   281     Manufactured Housing   Manufactured Housing              145            1968                   NAP            84.1%
   282     Retail                 Shadow Anchored                 5,441            2004                   NAP           100.0%
   283     Industrial             Warehouse                      34,000            1978                   NAP            96.2%
   284     Retail                 Unanchored                     11,964            2004                   NAP           100.0%
   285     Retail                 Shadow Anchored                14,802            2004                   NAP           100.0%
   286     Self Storage           Self Storage                   39,095            1991                   NAP            90.0%
   287     Self Storage           Self Storage                   61,216            2000                   NAP            73.1%
   288     Retail                 Shadow Anchored                10,400            2004                   NAP           100.0%
   289     Retail                 Shadow Anchored                13,813            2005                   NAP           100.0%
   290     Retail                 Shadow Anchored                 9,120            2004                   NAP           100.0%
   291     Retail                 Anchored                       14,820            2005                   NAP           100.0%
   292     Self Storage           Self Storage                   39,146            1989                   NAP            99.0%
   293     Multifamily            Garden                            130        1965 / 1972                NAP            97.7%
   294     Manufactured Housing   Manufactured Housing              134            1973                   NAP            85.1%
   295     Retail                 Unanchored                      4,733            1954                   2003          100.0%
   296     Mixed Use              Office/Retail                  24,349            1967                   NAP           100.0%
   297     Self Storage           Self Storage                   30,400            1998                   NAP            96.9%

   298     Self Storage           Self Storage                   27,725            1996                   NAP            68.3%
   299     Self Storage           Self Storage                   20,450            1996                   NAP            73.3%
   300     Self Storage           Self Storage                   16,950            1997                   NAP            69.0%
   301     Office                 Suburban                       14,108        1910 / 1924                2004          100.0%
   302     Retail                 Unanchored                      6,250            1987                   NAP           100.0%
   303     Multifamily            Garden                             77        1962 / 1964                NAP           100.0%
   304     Office                 Medical                        10,500            2003                   NAP           100.0%
   305     Office                 Medical                        11,965            1989                   NAP           100.0%
   306     Multifamily            Townhouse                          56            1983                   NAP            94.6%
   307     Retail                 Unanchored                      8,800            2005                   NAP           100.0%
   308     Retail                 Unanchored                      8,000            1994                   NAP           100.0%

----------------------------------------------------------------------------------------------------------------------------
MORTGAGE   PERCENT LEASED                                                        RELATED                            ORIGINAL
LOAN NO.   AS OF DATE(4)    SECURITY TYPE(5)   LIEN POSITION                  BORROWER LIST                          BALANCE
----------------------------------------------------------------------------------------------------------------------------

    1        12/31/2005     Fee / Leasehold        First                           NAP                           $93,193,548
    2        12/31/2005           Fee              First                           NAP                           $61,838,710
    3        12/31/2005        Leasehold           First                           NAP                           $51,387,097
    4        12/31/2005           Fee              First                           NAP                           $40,935,484
    5        12/31/2005           Fee              First                           NAP                           $22,645,161

    6        01/23/2006           Fee              First                           NAP                           $37,280,000
    7        01/23/2006           Fee              First                           NAP                           $24,000,000
    8        01/23/2006           Fee              First                           NAP                           $10,939,000
    9        01/23/2006           Fee              First                           NAP                            $6,519,000
   10        01/23/2006           Fee              First                           NAP                            $6,320,000
   11        01/23/2006           Fee              First                           NAP                            $6,280,500
   12        01/23/2006           Fee              First                           NAP                            $5,406,000
   13        01/23/2006           Fee              First                           NAP                            $4,849,500
   14        01/23/2006           Fee              First                           NAP                            $4,000,000
   15        01/23/2006           Fee              First                           NAP                            $2,949,000

   16        12/14/2005           Fee              First                      16, 17, 18, 19                     $28,600,000
   17        12/06/2005           Fee              First                      16, 17, 18, 19                     $25,600,000
   18        12/03/2005           Fee              First                      16, 17, 18, 19                     $22,350,000
   19        11/30/2005           Fee              First                      16, 17, 18, 19                     $21,200,000

   20        10/01/2005           Fee              First                           NAP                           $38,850,000
   21        10/01/2005           Fee              First                           NAP                           $16,590,000
   22        10/01/2005           Fee              First                           NAP                           $11,200,000
   23        03/01/2006           Fee              First                           NAP                            $9,310,000
   24        11/18/2005           Fee              First                           NAP                           $64,500,000
   25        11/01/2005           Fee              First                           NAP                           $58,000,000

   26        01/26/2006           Fee              First                           NAP                           $19,030,000
   27        01/26/2006           Fee              First                           NAP                           $13,900,000
   28        01/26/2006           Fee              First                           NAP                           $13,170,000

   29        12/24/2005           Fee              First                        29, 30, 45                       $21,561,596
   30        12/24/2005           Fee              First                        29, 30, 45                       $20,163,404
   31        12/20/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184      $40,179,000
   32        01/01/2006        Leasehold           First                           NAP                           $38,000,000
   33        07/31/2005           Fee              First                           NAP                           $37,150,000

   34        11/18/2005           Fee              First                           NAP                           $13,095,000
   35        11/18/2005           Fee              First                           NAP                           $10,850,040
   36        11/18/2005           Fee              First                           NAP                            $5,500,080
   37        11/18/2005           Fee              First                           NAP                            $3,679,920
   38        11/18/2005           Fee              First                           NAP                            $2,874,960

   39        01/09/2006           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184      $23,731,497
   40        09/21/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184      $11,840,690
   41        12/12/2005           Fee              First                           NAP                           $35,000,000

   42        03/01/2006           Fee              First                           NAP                           $18,600,000
   43        03/01/2006           Fee              First                           NAP                           $14,830,000
   44        04/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184      $30,245,000
   45        03/01/2006           Fee              First                        29, 30, 45                       $30,200,000
   46        11/05/2005        Leasehold           First                           NAP                           $29,000,000
   47        03/01/2006           Fee              First                         47, 165                         $27,000,000
   48        12/29/2005     Fee / Leasehold        First                          48, 84                         $25,200,000
   49        01/04/2006           Fee              First                           NAP                           $24,080,000
   50        12/28/2005           Fee              First                           NAP                           $24,000,000
   51        02/03/2006           Fee              First                           NAP                           $23,270,000
   52        09/21/2005           Fee              First                           NAP                           $22,100,000
   53        10/14/2005           Fee              First                          53, 56                         $22,000,000
   54        10/31/2005           Fee              First                           NAP                           $21,200,000
   55        12/01/2005           Fee              First                           NAP                           $20,800,000
   56        08/18/2005           Fee              First                          53, 56                         $20,000,000
   57        08/23/2005           Fee              First                           NAP                           $20,000,000
   58        01/04/2006           Fee              First                           NAP                           $19,600,000
   59        10/20/2005           Fee              First                          59, 87                         $19,200,000

   60        09/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184       $5,997,350
   61        10/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184       $5,432,557
   62        12/19/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184       $4,278,000
   63        12/15/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184       $3,053,250
   64        01/01/2006           Fee              First                           NAP                           $18,500,000

   65        12/31/2005           Fee              First                           NAP                            $6,880,000
   66        12/31/2005           Fee              First                           NAP                            $6,560,000
   67        12/31/2005           Fee              First                           NAP                            $5,060,000
   68        12/13/2005           Fee              First                           NAP                           $18,000,000
   69        10/20/2005           Fee              First                           NAP                           $17,030,000
   70        12/08/2005           Fee              First                           NAP                           $16,500,000
   71        11/30/2005           Fee              First                           NAP                           $16,400,000
   72        09/07/2005           Fee              First                         72, 206                         $16,100,000

   73        01/03/2006           Fee              First                        73, 74, 75                        $9,040,000
   74        01/03/2006           Fee              First                        73, 74, 75                        $3,840,000
   75        01/03/2006           Fee              First                        73, 74, 75                        $3,160,000
   76        10/31/2005           Fee              First                           NAP                           $16,000,000
   77        08/01/2005           Fee              First                           NAP                           $15,675,000
   78        12/09/2005           Fee              First                           NAP                           $15,440,000
   79        09/30/2005           Fee              First                           NAP                           $15,250,000
   80        01/01/2006           Fee              First                  80, 100, 175, 215, 270                 $15,000,000
   81        12/01/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184      $14,425,500
   82        10/04/2005           Fee              First                       82, 102, 186                      $14,200,000
   83        10/01/2005           Fee              First                           NAP                           $14,000,000
   84        11/30/2005           Fee              First                          48, 84                         $14,000,000
   85        12/05/2005           Fee              First                           NAP                           $13,880,000
   86        12/31/2005           Fee              First                           NAP                           $13,600,000
   87        01/27/2006           Fee              First                          59, 87                         $13,600,000
   88        09/26/2005           Fee              First                           NAP                           $13,335,000

   89        09/21/2005           Fee              First                           NAP                            $5,700,643
   90        09/21/2005           Fee              First                           NAP                            $4,281,429
   91        09/21/2005           Fee              First                           NAP                            $3,337,929
   92        10/01/2005           Fee              First                           NAP                           $13,000,000
   93        10/11/2005           Fee              First                           NAP                           $13,000,000
   94        01/06/2006           Fee              First                           NAP                           $12,475,000
   95        11/09/2005           Fee              First                         95, 272                         $12,500,000
   96        08/10/2005           Fee              First               96, 118, 146, 237, 252, 274               $12,100,000
   97        11/01/2005           Fee              First                           NAP                           $12,000,000
   98        08/31/2005           Fee              First                           NAP                           $12,000,000
   99        08/13/2005           Fee              First                           NAP                           $11,925,000
   100       11/30/2005           Fee              First                  80, 100, 175, 215, 270                 $11,800,000
   101       11/09/2005           Fee              First                           NAP                           $11,750,000
   102       10/04/2005           Fee              First                       82, 102, 186                      $11,200,000
   103       02/06/2006           Fee              First                           NAP                           $11,000,000
   104       10/20/2005           Fee              First                           NAP                           $11,000,000
   105       08/15/2005           Fee              First                           NAP                           $11,000,000
   106       12/12/2005           Fee              First                           NAP                           $10,800,000
   107       10/07/2005           Fee              First                         107, 189                        $10,550,000
   108       10/31/2005           Fee              First                           NAP                           $10,000,000

   109       12/01/2005           Fee              First                           NAP                            $6,973,193
   110       03/01/2006           Fee              First                           NAP                              $974,747
   111       03/01/2006           Fee              First                           NAP                              $382,401
   112       03/01/2006           Fee              First                           NAP                              $344,911
   113       03/01/2006           Fee              First                           NAP                              $337,413
   114       03/01/2006           Fee              First                           NAP                              $322,416
   115       03/01/2006        Leasehold           First                           NAP                              $314,918
   116       10/01/2005           Fee              First                           NAP                            $9,600,000
   117       10/26/2005           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184       $9,558,000
   118       12/01/2005           Fee              First               96, 118, 146, 237, 252, 274                $9,400,000
   119       09/01/2005           Fee              First                         119, 228                         $9,250,000
   120       11/30/2005           Fee              First                           NAP                            $9,000,000
   121       12/07/2005           Fee              First                           NAP                            $9,000,000
   122       10/14/2005           Fee              First                           NAP                            $8,800,000
   123       12/01/2005           Fee              First                           NAP                            $8,750,000
   124       09/15/2005           Fee              First                           NAP                            $8,300,000
   125       12/20/2005           Fee              First                           NAP                            $8,200,000
   126       09/30/2005           Fee              First                           NAP                            $8,000,000
   127       12/29/2005           Fee              First                           NAP                            $8,000,000
   128       09/01/2005           Fee              First                           NAP                            $7,900,000
   129       09/28/2005           Fee              First                           NAP                            $7,850,000
   130       10/27/2005           Fee              First                           NAP                            $7,750,000
   131       01/30/2006           Fee              First                           NAP                            $7,600,000
   132       11/03/2005           Fee              First                         132, 293                         $7,540,000
   133       01/19/2006           Fee              First                           NAP                            $7,500,000
   134       11/03/2005           Fee              First                           NAP                            $7,500,000
   135       08/23/2005     Fee / Leasehold        First                           NAP                            $7,275,000
   136       01/23/2006           Fee              First                           NAP                            $7,200,000
   137       10/11/2005           Fee              First                      137, 205, 257                       $7,150,000
   138       03/01/2006           Fee              First                           NAP                            $7,100,000
   139       11/15/2005           Fee              First                           NAP                            $7,050,000
   140       10/01/2005     Fee / Leasehold        First                         140, 148                         $7,050,000
   141       01/24/2005           Fee              First                           NAP                            $6,990,000
   142       05/01/2005           Fee              First                      142, 259, 290                       $6,930,000
   143       11/30/2005           Fee              First                           NAP                            $6,900,000
   144       10/31/2005           Fee              First                           NAP                            $6,700,000
   145       09/01/2005           Fee              First                           NAP                            $6,720,000
   146       11/01/2005           Fee              First               96, 118, 146, 237, 252, 274                $6,700,000
   147       12/21/2005           Fee              First                           NAP                            $6,640,000
   148       08/01/2005           Fee              First                         140, 148                         $6,400,000
   149       11/01/2005           Fee              First                           NAP                            $6,300,000
   150       10/31/2005           Fee              First                           NAP                            $6,150,000
   151       11/11/2005           Fee              First                           NAP                            $6,120,000
   152       09/30/2005           Fee              First                           NAP                            $6,100,000
   153       08/01/2005           Fee              First                           NAP                            $6,100,000
   154       03/01/2006           Fee              First                           NAP                            $6,085,000
   155       07/31/2005           Fee              First                           NAP                            $6,100,000
   156       03/01/2006           Fee              First                           NAP                            $6,000,000
   157       12/13/2005           Fee              First                           NAP                            $5,960,000

   158       12/01/2005           Fee              First                           NAP                            $4,105,842
   159       12/01/2005           Fee              First                           NAP                            $1,694,158
   160       01/01/2006           Fee              First                           NAP                            $5,750,000
   161       07/05/2005           Fee              First                           NAP                            $5,500,000
   162       10/01/2005           Fee              First                           NAP                            $5,375,000
   163       08/25/2005           Fee              First                           NAP                            $5,300,000
   164       11/08/2005           Fee              First                         164, 248                         $5,300,000
   165       12/30/2005           Fee              First                         47, 165                          $5,300,000
   166       09/19/2005           Fee              First                           NAP                            $5,325,000
   167       09/01/2005           Fee              First                           NAP                            $5,250,000
   168       12/14/2005           Fee              First                           NAP                            $5,200,000
   169       03/01/2006           Fee              First                      169, 210, 217                       $5,200,000
   170       08/22/2005           Fee              First                           NAP                            $5,200,000
   171       07/05/2005           Fee              First                           NAP                            $5,150,000
   172       08/01/2005           Fee              First                    172, 180, 264, 282                    $5,000,000
   173       12/31/2005           Fee              First                           NAP                            $5,000,000
   174       11/28/2005           Fee              First                           NAP                            $5,000,000
   175       03/01/2006           Fee              First                  80, 100, 175, 215, 270                  $5,000,000
   176       11/30/2005           Fee              First                           NAP                            $5,000,000
   177       09/23/2005           Fee              First                           NAP                            $4,900,000
   178       12/01/2005           Fee              First                           NAP                            $4,820,000
   179       12/22/2005           Fee              First                         179, 256                         $4,808,000
   180       08/01/2005           Fee              First                    172, 180, 264, 282                    $4,690,000
   181       12/31/2005           Fee              First                           NAP                            $4,650,000
   182       08/30/2005           Fee              First                           NAP                            $4,600,000
   183       09/30/2005           Fee              First                           NAP                            $4,600,000
   184       01/11/2006           Fee              First       31, 39, 40, 44, 60, 61, 62, 63, 81, 117, 184       $4,543,000
   185       08/30/2005           Fee              First                           NAP                            $4,550,000
   186       10/04/2005           Fee              First                       82, 102, 186                       $4,500,000
   187       08/16/2005           Fee              First                           NAP                            $4,500,000
   188       10/26/2005           Fee              First                           NAP                            $4,480,000
   189       10/07/2005           Fee              First                         107, 189                         $4,450,000
   190       12/20/2005           Fee              First                           NAP                            $4,450,000
   191       09/01/2005           Fee              First                           NAP                            $4,462,500
   192       09/26/2005           Fee              First                           NAP                            $4,450,000
   193       11/18/2005           Fee              First                           NAP                            $4,440,000
   194       09/01/2005           Fee              First                           NAP                            $4,400,000

   195       11/01/2005           Fee              First                           NAP                            $1,515,901
   196       11/01/2005           Fee              First                           NAP                              $684,099
   197       11/01/2005           Fee              First                           NAP                              $583,039
   198       11/01/2005           Fee              First                           NAP                              $575,265
   199       11/01/2005           Fee              First                           NAP                              $528,622
   200       11/01/2005           Fee              First                           NAP                              $513,074
   201       11/01/2005        Leasehold           First                           NAP                            $4,355,000
   202       11/01/2005           Fee              First                         202, 255                         $4,275,000
   203       09/20/2005           Fee              First                           NAP                            $4,250,000
   204       04/21/2005           Fee              First                           NAP                            $4,250,000
   205       11/01/2005           Fee              First                      137, 205, 257                       $4,200,000
   206       01/20/2006        Leasehold           First                         72, 206                          $4,200,000
   207       12/01/2005           Fee              First                           NAP                            $4,120,000
   208       06/30/2005           Fee              First                           NAP                            $4,145,000
   209       07/29/2005           Fee              First                           NAP                            $4,120,000
   210       03/01/2006           Fee              First                      169, 210, 217                       $4,100,000
   211       10/01/2005           Fee              First                           NAP                            $4,100,000
   212       03/01/2006           Fee              First                           NAP                            $4,055,000
   213       11/01/2005           Fee              First                           NAP                            $4,000,000
   214       10/01/2005           Fee              First                         214, 216                         $3,900,000
   215       11/01/2005           Fee              First                  80, 100, 175, 215, 270                  $3,700,000
   216       10/01/2005           Fee              First                         214, 216                         $3,650,000
   217       03/01/2006           Fee              First                      169, 210, 217                       $3,650,000
   218       02/08/2006           Fee              First                           NAP                            $3,600,000
   219       06/30/2005           Fee              First                           NAP                            $3,627,000
   220       10/19/2005           Fee              First                           NAP                            $3,600,000
   221       01/23/2006           Fee              First                           NAP                            $3,585,000
   222       12/01/2005           Fee              First                           NAP                            $3,525,000
   223       01/06/2006           Fee              First                           NAP                            $3,500,000
   224       09/21/2005           Fee              First                           NAP                            $3,500,000
   225       12/01/2005           Fee              First                           NAP                            $3,500,000
   226       03/01/2006           Fee              First                           NAP                            $3,425,000
   227       12/18/2005           Fee              First                           NAP                            $3,375,000
   228       12/14/2005           Fee              First                         119, 228                         $3,350,000
   229       12/07/2005           Fee              First                           NAP                            $3,360,000
   230       09/01/2005           Fee              First                           NAP                            $3,200,000
   231       01/30/2006           Fee              First                           NAP                            $3,200,000
   232       10/17/2005           Fee              First                           NAP                            $3,200,000
   233       11/01/2005           Fee              First                           NAP                            $3,100,000
   234       10/27/2005           Fee              First                           NAP                            $3,087,000
   235       10/07/2005           Fee              First                           NAP                            $3,100,000
   236       10/07/2005           Fee              First                           NAP                            $3,000,000
   237       01/06/2006           Fee              First               96, 118, 146, 237, 252, 274                $3,000,000
   238       12/31/2005           Fee              First                           NAP                            $2,900,000
   239       09/08/2005           Fee              First                           NAP                            $2,900,000
   240       11/17/2005           Fee              First                           NAP                            $2,900,000
   241       09/01/2005           Fee              First                           NAP                            $2,900,000
   242       12/01/2005           Fee              First                           NAP                            $2,880,000
   243       08/12/2005           Fee              First                           NAP                            $2,840,000
   244       03/01/2006        Leasehold           First                           NAP                            $2,800,000
   245       10/24/2005           Fee              First                           NAP                            $2,800,000
   246       10/03/2005           Fee              First                           NAP                            $2,800,000
   247       11/01/2005           Fee              First                           NAP                            $2,760,000
   248       07/28/2005           Fee              First                         164, 248                         $2,750,000
   249       08/22/2005           Fee              First                           NAP                            $2,720,000
   250       03/01/2006           Fee              First                           NAP                            $2,710,000
   251       12/31/2004           Fee              First                           NAP                            $2,700,000
   252       08/10/2005           Fee              First               96, 118, 146, 237, 252, 274                $2,664,000
   253       06/16/2005           Fee              First                           NAP                            $2,660,000
   254       11/04/2005           Fee              First                         254, 266                         $2,624,000
   255       11/01/2005           Fee              First                         202, 255                         $2,600,000
   256       08/31/2005           Fee              First                         179, 256                         $2,600,000
   257       11/01/2005           Fee              First                      137, 205, 257                       $2,600,000
   258       12/22/2005           Fee              First                           NAP                            $2,540,000
   259       03/01/2006           Fee              First                      142, 259, 290                       $2,500,000
   260       12/31/2005           Fee              First                           NAP                            $2,500,000
   261       12/08/2005           Fee              First                           NAP                            $2,500,000
   262       03/01/2006           Fee              First                           NAP                            $2,500,000
   263       11/01/2005           Fee              First                           NAP                            $2,475,000
   264       09/08/2005           Fee              First                    172, 180, 264, 282                    $2,400,000
   265       12/01/2005           Fee              First                           NAP                            $2,400,000
   266       11/04/2005           Fee              First                         254, 266                         $2,376,000
   267       11/01/2005           Fee              First                           NAP                            $2,350,000
   268       12/07/2005           Fee              First                           NAP                            $2,350,000
   269       12/31/2005           Fee              First                           NAP                            $2,325,000
   270       07/01/2005        Leasehold           First                  80, 100, 175, 215, 270                  $2,300,000
   271       09/27/2005           Fee              First                           NAP                            $2,250,000
   272       11/01/2005           Fee              First                         95, 272                          $2,250,000
   273       02/13/2006           Fee              First                           NAP                            $2,200,000
   274       12/31/2005           Fee              First               96, 118, 146, 237, 252, 274                $2,184,000
   275       11/30/2005           Fee              First                           NAP                            $2,100,000
   276       09/02/2005           Fee              First                           NAP                            $2,100,000
   277       11/30/2005           Fee              First                           NAP                            $2,070,000
   278       10/03/2005           Fee              First                           NAP                            $2,000,000
   279       07/01/2005           Fee              First                           NAP                            $1,984,000
   280       12/02/2005           Fee              First                           NAP                            $1,975,000
   281       11/01/2005           Fee              First                           NAP                            $1,945,760
   282       08/01/2005           Fee              First                    172, 180, 264, 282                    $1,940,000
   283       09/19/2005           Fee              First                           NAP                            $1,900,000
   284       01/22/2006           Fee              First                           NAP                            $1,900,000
   285       08/31/2005           Fee              First                           NAP                            $1,900,000
   286       11/07/2005           Fee              First                           NAP                            $1,900,000
   287       09/30/2005           Fee              First                           NAP                            $1,840,000
   288       10/31/2005           Fee              First                           NAP                            $1,800,000
   289       03/01/2006           Fee              First                           NAP                            $1,800,000
   290       10/06/2005           Fee              First                      142, 259, 290                       $1,750,000
   291       12/30/2005           Fee              First                           NAP                            $1,665,000
   292       11/08/2005           Fee              First                           NAP                            $1,600,000
   293       10/31/2005           Fee              First                         132, 293                         $1,600,000
   294       08/30/2005           Fee              First                           NAP                            $1,600,000
   295       11/10/2005           Fee              First                           NAP                            $1,500,000
   296       10/03/2005           Fee              First                           NAP                            $1,500,000
   297       09/06/2005           Fee              First                           NAP                            $1,450,000

   298       12/31/2005           Fee              First                           NAP                              $656,250
   299       12/31/2005           Fee              First                           NAP                              $397,115
   300       12/31/2005           Fee              First                           NAP                              $346,635
   301       09/01/2005           Fee              First                           NAP                            $1,380,000
   302       08/24/2005           Fee              First                           NAP                            $1,275,000
   303       08/09/2005           Fee              First                           NAP                            $1,250,000
   304       10/31/2005           Fee              First                           NAP                            $1,200,000
   305       09/01/2005           Fee              First                           NAP                            $1,075,000
   306       10/17/2005           Fee              First                           NAP                            $1,065,000
   307       12/09/2005           Fee              First                           NAP                            $1,053,750
   308       11/28/2005           Fee              First                           NAP                            $1,000,000

                                                                                                              $2,737,592,854

------------------------------------------------------------------------------------------------------------------------
MORTGAGE     CUT-OFF DATE   CUT-OFF DATE BALANCE                FIRST PAYMENT  FIRST PAYMENT                     GRACE
LOAN NO.       BALANCE(6)         PER UNIT OR SF   NOTE DATE     DATE (P&I)      DATE (IO)     MATURITY DATE   PERIOD(7)
------------------------------------------------------------------------------------------------------------------------

    1         $92,081,544               $251,479   09/30/2005    10/31/2005         NAP          09/30/2015        0
    2         $61,100,838               $251,479   09/30/2005    10/31/2005         NAP          09/30/2015        0
    3         $50,773,936               $251,479   09/30/2005    10/31/2005         NAP          09/30/2015        0
    4         $40,447,034               $251,479   09/30/2005    10/31/2005         NAP          09/30/2015        0
    5         $22,374,955               $251,479   09/30/2005    10/31/2005         NAP          09/30/2015        0

    6         $37,280,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
    7         $24,000,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
    8         $10,939,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
    9          $6,519,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
   10          $6,320,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
   11          $6,280,500                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
   12          $5,406,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
   13          $4,849,500                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
   14          $4,000,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0
   15          $2,949,000                   $182   12/29/2005        NAP        02/01/2006       01/01/2016        0

   16         $28,600,000                $69,971   12/21/2005    02/01/2009     02/01/2006       01/01/2016        5
   17         $25,600,000                $69,971   12/21/2005    02/01/2009     02/01/2006       01/01/2016        5
   18         $22,350,000                $69,971   12/21/2005    02/01/2009     02/01/2006       01/01/2016        5
   19         $21,200,000                $69,971   12/21/2005    02/01/2009     02/01/2006       01/01/2016        5

   20         $38,760,781                    $29   12/13/2005    02/07/2006         NAP          01/07/2016        0
   21         $16,551,901                    $29   12/13/2005    02/07/2006         NAP          01/07/2016        0
   22         $11,174,279                    $29   12/13/2005    02/07/2006         NAP          01/07/2016        0
   23          $9,288,620                    $29   12/13/2005    02/07/2006         NAP          01/07/2016        0
   24         $64,500,000                   $147   12/21/2005    02/01/2008     02/01/2006       01/01/2016        0
   25         $58,000,000                   $141   11/30/2005    01/01/2011     01/01/2006       12/01/2015        7

   26         $19,030,000                   $217   02/15/2006    04/01/2006         NAP          03/01/2016        0
   27         $13,900,000                   $217   02/15/2006    04/01/2006         NAP          03/01/2016        0
   28         $13,170,000                   $217   02/15/2006    04/01/2006         NAP          03/01/2016        0

   29         $21,561,596                   $117   12/21/2005    02/01/2009     02/01/2006       01/01/2016        5
   30         $20,163,404                   $117   12/21/2005    02/01/2009     02/01/2006       01/01/2016        5
   31         $40,179,000                   $120   12/21/2005        NAP        02/01/2006       01/01/2011        5
   32         $38,000,000                   $181   12/20/2005        NAP        02/01/2006       01/01/2016        5
   33         $37,150,000                   $199   11/21/2005    01/08/2011     01/08/2006       12/08/2015        0

   34         $13,095,000                   $147   12/14/2005    02/01/2010     02/01/2006       01/01/2016        7
   35         $10,850,040                   $147   12/14/2005    02/01/2010     02/01/2006       01/01/2016        7
   36          $5,500,080                   $147   12/14/2005    02/01/2010     02/01/2006       01/01/2016        7
   37          $3,679,920                   $147   12/14/2005    02/01/2010     02/01/2006       01/01/2016        7
   38          $2,874,960                   $147   12/14/2005    02/01/2010     02/01/2006       01/01/2016        7

   39         $23,731,497                    $32   01/10/2006        NAP        03/01/2006       02/01/2011        5
   40         $11,840,690                    $32   01/17/2006        NAP        03/01/2006       02/01/2011        5
   41         $35,000,000                   $276   12/12/2005        NAP        02/01/2006       01/01/2016        0

   42         $18,600,000                   $132   02/28/2006    04/01/2006         NAP          03/01/2016        0
   43         $14,830,000                   $132   02/28/2006    04/01/2006         NAP          03/01/2016        0
   44         $30,245,000                   $127   05/12/2005        NAP        07/01/2005       06/01/2012        5
   45         $30,200,000                   $195   12/22/2005    02/01/2011     02/01/2006       01/01/2016        5
   46         $28,907,943                   $172   11/22/2005    01/01/2006         NAP          12/01/2015        5
   47         $26,936,660                   $213   12/20/2005    02/01/2006         NAP          01/01/2016        5
   48         $25,200,000                   $132   08/04/2005    10/01/2010     10/01/2005       09/01/2015        5
   49         $24,080,000                $37,160   01/11/2006        NAP        03/01/2006       02/01/2016        5
   50         $24,000,000                   $307   12/29/2005    02/01/2009     02/01/2006       01/01/2016        5
   51         $23,110,981                    $98   08/30/2005    10/01/2005         NAP          09/01/2015        0
   52         $22,100,000                   $141   11/30/2005    01/09/2011     01/09/2006       12/09/2015        0
   53         $22,000,000                $96,491   12/08/2005    02/01/2009     02/01/2006       01/01/2016        5
   54         $21,200,000                   $165   10/03/2005    12/01/2007     12/01/2005       11/01/2015        0
   55         $20,800,000                    $57   01/11/2006    03/01/2011     03/01/2006       02/01/2013        5
   56         $20,000,000                $90,090   09/08/2005    11/01/2008     11/01/2005       10/01/2015        5
   57         $20,000,000                $98,039   09/21/2005    11/01/2008     11/01/2005       10/01/2015        5
   58         $19,600,000                    $84   10/18/2005    12/01/2007     12/01/2005       11/01/2015        5
   59         $19,200,000                   $129   11/10/2005    09/01/2008     01/01/2006       08/01/2015        5

   60          $5,997,350                   $119   12/05/2005        NAP        02/01/2006       01/01/2011        5
   61          $5,432,557                   $119   12/06/2005        NAP        02/01/2006       01/01/2011        5
   62          $4,278,000                   $119   12/29/2005        NAP        02/01/2006       01/01/2011       10
   63          $3,053,250                   $119   12/23/2005        NAP        02/01/2006       01/01/2011        5
   64         $18,500,000                   $201   11/01/2005    12/01/2007     12/01/2005       11/01/2020        5

   65          $6,856,763                    $92   11/15/2005    01/01/2006         NAP          12/01/2015        5
   66          $6,537,844                    $92   11/15/2005    01/01/2006         NAP          12/01/2015        5
   67          $5,042,910                    $92   11/15/2005    01/01/2006         NAP          12/01/2015        5
   68         $18,000,000                $75,630   12/30/2005    02/01/2008     02/01/2006       01/01/2016        5
   69         $17,030,000                   $357   10/27/2005    12/01/2008     12/01/2005       11/01/2015        5
   70         $16,500,000                   $258   12/14/2005    02/01/2008     02/01/2006       01/01/2011        5
   71         $16,400,000                $27,891   12/06/2005    02/01/2009     02/01/2006       01/01/2016        5
   72         $16,100,000                   $163   09/20/2005    11/01/2010     11/01/2005       10/01/2015        5

   73          $9,040,000                   $118   01/05/2006    03/01/2009     03/01/2006       02/01/2016        5
   74          $3,840,000                   $118   01/05/2006    03/01/2009     03/01/2006       02/01/2016        5
   75          $3,160,000                   $118   01/05/2006    03/01/2009     03/01/2006       02/01/2016        5
   76         $16,000,000                $48,930   12/01/2005    01/01/2008     01/01/2006       12/01/2015        5
   77         $15,675,000                   $154   12/12/2005        NAP        02/01/2006       01/01/2016        5
   78         $15,440,000                $61,270   12/13/2005    02/01/2011     02/01/2006       01/01/2016        5
   79         $15,250,000                $79,427   12/14/2005    01/08/2009     02/08/2006       01/08/2016        0
   80         $15,000,000                   $150   08/31/2005    10/01/2007     10/01/2005       09/01/2015        5
   81         $14,425,500                   $104   11/18/2005        NAP        01/01/2006       12/01/2010        5
   82         $14,153,718                   $165   11/29/2005    01/01/2006         NAP          12/01/2015        5
   83         $14,000,000                $65,421   11/30/2005    01/01/2008     01/01/2006       12/01/2015        5
   84         $14,000,000                   $158   08/11/2005    10/01/2010     10/01/2005       09/01/2015        5
   85         $13,880,000                $46,892   01/10/2006    03/01/2011     03/01/2006       02/01/2016        5
   86         $13,600,000                $55,967   08/24/2005    10/01/2007     10/01/2005       09/01/2015        5
   87         $13,600,000                    $96   10/05/2005    12/01/2008     12/01/2005       11/01/2015        5
   88         $13,335,000                   $182   11/17/2005    01/01/2007     01/01/2006       12/01/2015        5

   89          $5,687,944                    $27   12/28/2005    02/01/2006         NAP          01/01/2016        5
   90          $4,271,891                    $27   12/28/2005    02/01/2006         NAP          01/01/2016        5
   91          $3,330,493                    $27   12/28/2005    02/01/2006         NAP          01/01/2016        5
   92         $13,000,000                    $86   06/20/2005    08/01/2008     08/01/2005       07/01/2015        5
   93         $12,942,831                   $116   10/14/2005    12/01/2005         NAP          11/01/2015        5
   94         $12,475,000                $64,974   06/30/2005    07/01/2010     08/01/2005       07/01/2015        0
   95         $12,459,106                   $135   11/30/2005    01/01/2006         NAP          12/01/2015        5
   96         $12,100,000                $40,878   08/31/2005    10/08/2010     10/08/2005       09/08/2015        0
   97         $12,000,000                   $162   11/01/2005    12/01/2006     12/01/2005       11/01/2015        5
   98         $12,000,000                $34,188   09/30/2005    11/01/2010     11/01/2005       10/01/2015        0
   99         $11,925,000                   $223   08/17/2005    10/01/2010     10/01/2005       09/01/2015        5
   100        $11,800,000                   $161   07/14/2005    09/01/2007     09/01/2005       08/01/2015        5
   101        $11,750,000                   $167   12/15/2005        NAP        02/01/2006       01/01/2016        5
   102        $11,163,496                   $185   11/29/2005    01/01/2006         NAP          12/01/2015        5
   103        $11,000,000               $137,500   02/23/2006    04/01/2006         NAP          03/01/2016        5
   104        $10,975,552                $60,975   12/29/2005    02/01/2006         NAP          01/01/2016        5
   105        $10,926,989                    $93   10/28/2005    12/01/2005         NAP          11/01/2015        5
   106        $10,625,305                $34,952   12/17/2004    02/01/2005         NAP          01/01/2012        5
   107        $10,550,000                   $163   12/28/2005    02/01/2009     02/01/2006       01/01/2016        5
   108        $10,000,000                   $110   10/29/2004    12/01/2006     12/01/2004       11/01/2014        5

   109         $6,973,193                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   110           $974,747                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   111           $382,401                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   112           $344,911                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   113           $337,413                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   114           $322,416                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   115           $314,918                    $59   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   116         $9,586,897                   $160   01/05/2006    03/01/2006         NAP          02/01/2016        5
   117         $9,558,000                   $106   12/14/2005        NAP        02/01/2006       01/01/2011        5
   118         $9,400,000               $164,912   11/30/2005    01/08/2011     01/08/2006       12/08/2015        0
   119         $9,250,000                $39,530   01/06/2006        NAP        03/01/2006       12/01/2015        5
   120         $8,977,497                    $49   12/30/2005    02/01/2006         NAP          01/01/2016       10
   121         $8,950,754                   $229   09/23/2005    11/01/2005         NAP          10/01/2015        5
   122         $8,773,054                   $234   11/30/2005    01/08/2006         NAP          12/08/2015        0
   123         $8,750,000                $67,308   12/22/2005    02/01/2008     02/01/2006       01/01/2016        5
   124         $8,300,000                   $180   09/27/2005    11/01/2007     11/01/2005       10/01/2015        5
   125         $8,180,637                $35,261   12/09/2005    02/01/2006         NAP          01/01/2016        5
   126         $7,975,960                $44,311   12/13/2005    02/01/2006         NAP          01/01/2013        5
   127         $7,954,921                $26,254   09/14/2005    11/01/2005         NAP          10/01/2015        5
   128         $7,865,128                   $197   10/21/2005    12/01/2005         NAP          11/01/2015        5
   129         $7,850,000                $37,740   11/10/2005    01/01/2008     01/01/2006       12/01/2015        5
   130         $7,750,000                   $267   11/22/2005    01/01/2008     01/01/2006       12/01/2015        5
   131         $7,565,178                   $275   10/03/2005    12/01/2005         NAP          11/01/2015        5
   132         $7,522,542                $22,389   12/02/2005    02/01/2006         NAP          01/01/2016        5
   133         $7,500,000                   $346   06/20/2005    08/01/2008     08/01/2005       07/01/2015        5
   134         $7,476,192                   $212   11/21/2005    01/01/2006         NAP          12/01/2015        5
   135         $7,206,900                   $110   11/01/2005    12/01/2005         NAP          11/01/2015        5
   136         $7,162,652                   $199   09/15/2005    11/01/2005         NAP          10/01/2015       15
   137         $7,114,646                $31,904   12/30/2005    02/01/2006         NAP          01/01/2016        5
   138         $7,083,801                   $833   12/08/2005    02/01/2006         NAP          01/01/2016        5
   139         $7,050,000                   $119   12/21/2005    02/01/2008     02/01/2006       01/01/2016        5
   140         $7,026,322                   $128   11/02/2005    01/01/2006         NAP          12/01/2015        5
   141         $6,956,860                   $195   11/02/2005    01/01/2006         NAP          12/01/2015        5
   142         $6,930,000                    $94   09/21/2005    11/01/2008     11/01/2005       10/01/2015        5
   143         $6,853,660                    $81   09/01/2005    10/01/2005         NAP          09/01/2015        5
   144         $6,700,000                $38,506   11/30/2005        NAP        01/01/2006       12/01/2015        5
   145         $6,697,219                    $23   12/01/2005    01/01/2006         NAP          12/01/2015        5
   146         $6,679,249                   $189   11/21/2005    01/08/2006         NAP          12/08/2015        0
   147         $6,640,000                    $61   01/06/2006    03/01/2008     03/01/2006       02/01/2016        5
   148         $6,356,265                    $51   08/22/2005    10/01/2005         NAP          09/01/2015        5
   149         $6,285,221                $61,620   12/06/2005    02/01/2006         NAP          01/01/2016        5
   150         $6,136,597                   $167   12/15/2005    02/01/2006         NAP          01/01/2016        5
   151         $6,100,240                $43,573   12/01/2005    01/01/2006         NAP          12/01/2015        5
   152         $6,080,406                $59,033   12/30/2005    02/01/2006         NAP          01/01/2016        5
   153         $6,079,742                $58,459   11/30/2005    01/01/2006         NAP          12/01/2015        5
   154         $6,056,492                   $409   10/28/2005    12/01/2005         NAP          11/01/2015        5
   155         $6,051,683                $84,051   09/14/2005    11/01/2005         NAP          10/01/2015        5
   156         $5,971,155                    $38   10/31/2005    12/01/2005         NAP          11/01/2015        5
   157         $5,960,000                    $73   12/21/2005    02/01/2011     02/01/2006       01/01/2016        5

   158         $4,105,842                    $41   12/06/2005    08/01/2007     02/01/2006       01/01/2016       15
   159         $1,694,158                    $41   12/06/2005    08/01/2007     02/01/2006       01/01/2016       15
   160         $5,750,000                   $105   12/23/2005    02/01/2007     02/01/2006       01/01/2016        5
   161         $5,474,281                   $180   10/04/2005    12/01/2005         NAP          11/01/2015        5
   162         $5,357,349                $57,606   11/30/2005    01/01/2006         NAP          12/01/2015        5
   163         $5,300,000               $126,190   09/27/2005    11/01/2007     11/01/2005       10/01/2015       15
   164         $5,282,133                   $209   11/02/2005    01/01/2006         NAP          12/01/2015        5
   165         $5,271,000                $29,780   09/29/2005    11/01/2005         NAP          10/01/2015        5
   166         $5,262,103                $69,238   09/27/2005    11/01/2005         NAP          10/01/2015        5
   167         $5,250,000                   $108   11/14/2005    01/01/2009     01/01/2006       12/01/2015        5
   168         $5,189,139                $38,155   12/22/2005    02/01/2006         NAP          01/01/2016        5
   169         $5,177,767                    $34   10/20/2005    12/08/2005         NAP          11/08/2016        0
   170         $5,163,706                   $167   08/23/2005    10/01/2005         NAP          09/01/2015        5
   171         $5,127,689                   $117   10/27/2005    12/01/2005         NAP          11/01/2015        5
   172         $5,000,000                   $148   09/16/2005    11/01/2007     11/01/2005       10/01/2015        5
   173         $5,000,000                    $75   09/28/2005    11/01/2006     11/01/2005       10/01/2015        5
   174         $4,988,686                $46,192   12/09/2005    02/01/2006         NAP          01/01/2016        5
   175         $4,965,567                   $328   08/19/2005    10/01/2005         NAP          09/01/2015        5
   176         $4,953,018                $51,062   08/31/2005    10/01/2005         NAP          09/01/2015        5
   177         $4,873,607                    $86   09/22/2005    11/01/2005         NAP          10/01/2015        5
   178         $4,809,039                    $81   12/30/2005    02/01/2006         NAP          01/01/2016       10
   179         $4,808,000                $20,117   01/05/2006    03/01/2008     03/01/2006       02/01/2016        5
   180         $4,690,000                   $130   09/16/2005    11/01/2007     11/01/2005       10/01/2015        5
   181         $4,622,866                   $299   09/06/2005    11/01/2005         NAP          10/01/2015        5
   182         $4,600,000                $28,750   09/01/2005    11/01/2007     11/01/2005       10/01/2015       15
   183         $4,581,285                $31,814   11/18/2005    01/01/2006         NAP          12/01/2015        5
   184         $4,543,000                    $35   01/13/2006        NAP        03/01/2006       02/01/2011        5
   185         $4,529,114                   $185   10/07/2005    12/01/2005         NAP          11/01/2015        5
   186         $4,485,333                   $158   11/29/2005    01/01/2006         NAP          12/01/2015        5
   187         $4,480,322                $81,460   10/26/2005    12/01/2005         NAP          11/01/2015        5
   188         $4,480,000                    $62   12/01/2005    01/01/2008     01/01/2006       12/01/2015        5
   189         $4,450,000                   $296   12/28/2005    02/01/2009     02/01/2006       01/01/2016        5
   190         $4,450,000                   $151   09/19/2005    11/01/2007     11/01/2005       10/01/2015        5
   191         $4,447,456                $52,323   11/21/2005    01/01/2006         NAP          12/01/2015       15
   192         $4,435,860                   $139   12/05/2005    02/01/2006         NAP          01/01/2016        5
   193         $4,430,260                    $61   12/12/2005    02/01/2006         NAP          01/01/2016        5
   194         $4,400,000                $17,323   11/18/2005    01/01/2008     01/01/2006       12/01/2015       10

   195         $1,511,161                    $74   12/01/2005    01/01/2006         NAP          12/01/2015        5
   196           $681,960                    $74   12/01/2005    01/01/2006         NAP          12/01/2015        5
   197           $581,216                    $74   12/01/2005    01/01/2006         NAP          12/01/2015        5
   198           $573,466                    $74   12/01/2005    01/01/2006         NAP          12/01/2015        5
   199           $526,969                    $74   12/01/2005    01/01/2006         NAP          12/01/2015        5
   200           $511,470                    $74   12/01/2005    01/01/2006         NAP          12/01/2015        5
   201         $4,340,912                   $300   11/18/2005    01/01/2006         NAP          12/01/2015        5
   202         $4,275,000                   $187   12/13/2005    02/01/2011     02/01/2006       01/01/2016        5
   203         $4,250,000                   $217   05/12/2005    07/01/2006     07/01/2005       06/01/2016        5
   204         $4,202,146                    $91   07/20/2005    09/01/2005         NAP          08/01/2010        5
   205         $4,179,232                $32,650   12/30/2005    02/01/2006         NAP          01/01/2016        5
   206         $4,176,746                   $138   09/02/2005    11/01/2005         NAP          10/01/2015        5
   207         $4,120,000                   $243   11/15/2005    01/01/2008     01/01/2006       12/01/2015        5
   208         $4,108,466                    $74   06/30/2005    08/08/2005         NAP          07/08/2015        0
   209         $4,096,017                $21,904   10/11/2005    12/01/2005         NAP          11/01/2010       10
   210         $4,082,470                    $35   10/20/2005    12/08/2005         NAP          11/08/2016        0
   211         $4,081,595               $453,511   10/28/2005    12/01/2005         NAP          11/01/2015        5
   212         $4,049,565                   $278   01/06/2006    03/01/2006         NAP          02/01/2016        5
   213         $3,990,889                $55,429   12/02/2005    02/01/2006         NAP          01/01/2016       15
   214         $3,900,000                   $157   10/25/2005    12/01/2008     12/01/2005       11/01/2015        5
   215         $3,687,078                   $249   11/28/2005    01/01/2006         NAP          12/01/2015        5
   216         $3,650,000                   $223   10/25/2005    12/01/2008     12/01/2005       11/01/2015        5
   217         $3,634,394                    $27   10/20/2005    12/08/2005         NAP          11/08/2016        0
   218         $3,600,000                    $69   09/30/2005    11/01/2008     11/01/2005       10/01/2015       15
   219         $3,595,032                    $53   06/30/2005    08/08/2005         NAP          07/08/2015        0
   220         $3,592,167                   $123   12/12/2005    02/01/2006         NAP          01/01/2016        5
   221         $3,577,162                   $112   12/22/2005    02/01/2006         NAP          01/01/2016        5
   222         $3,517,516                    $80   12/16/2005    02/01/2006         NAP          01/01/2016        5
   223         $3,500,000                $85,366   01/20/2006    03/01/2009     03/01/2006       02/01/2016        5
   224         $3,500,000                   $231   12/15/2005    02/01/2009     02/01/2006       01/01/2012        5
   225         $3,500,000                    $89   08/23/2005    10/01/2008     10/01/2005       09/01/2015        5
   226         $3,414,592                    $56   11/10/2005    01/01/2006         NAP          12/01/2020        5
   227         $3,367,388                   $232   12/18/2005    02/01/2006         NAP          01/01/2016        5
   228         $3,350,000                    $97   01/06/2006        NAP        03/01/2006       02/01/2013        5
   229         $3,341,133                   $119   09/01/2005    11/01/2005         NAP          10/01/2015        5
   230         $3,200,000                $82,051   10/26/2005    05/01/2007     12/01/2005       11/01/2015        5
   231         $3,200,000                    $47   10/31/2005    12/01/2007     12/01/2005       11/01/2010        5
   232         $3,192,711                   $111   12/05/2005    02/01/2006         NAP          01/01/2016        5
   233         $3,092,893                    $79   12/15/2005    02/01/2006         NAP          01/01/2016        5
   234         $3,076,218                    $93   11/09/2005    01/01/2006         NAP          12/01/2015        5
   235         $3,071,550                    $68   06/30/2005    08/01/2005         NAP          07/01/2010        5
   236         $3,000,000                   $243   11/04/2005    01/01/2007     01/01/2006       12/01/2015        5
   237         $3,000,000               $142,857   12/08/2005    02/08/2011     02/08/2006       01/08/2016        0
   238         $2,900,000                   $137   10/21/2005    12/01/2007     12/01/2005       11/01/2015        5
   239         $2,900,000                $46,774   12/16/2005    02/01/2008     02/01/2006       01/01/2016        5
   240         $2,893,555                    $29   12/30/2005    02/01/2006         NAP          01/01/2016       10
   241         $2,887,079                   $140   10/20/2005    12/01/2005         NAP          11/01/2015        5
   242         $2,873,713                $71,843   12/09/2005    02/01/2006         NAP          01/01/2016        5
   243         $2,831,120                   $112   11/09/2005    01/01/2006         NAP          12/01/2015        5
   244         $2,800,000                   $193   09/27/2005        NAP        11/01/2005       10/01/2010        5
   245         $2,800,000                $46,667   11/23/2005    01/01/2007     01/01/2006       12/01/2015       15
   246         $2,787,571                   $128   10/06/2005    12/01/2005         NAP          11/01/2015        5
   247         $2,753,886                $49,177   12/06/2005    02/01/2006         NAP          01/01/2016        5
   248         $2,737,586                   $322   10/20/2005    12/01/2005         NAP          11/01/2015        5
   249         $2,720,000                    $84   08/31/2005    10/08/2006     10/08/2005       09/08/2015        0
   250         $2,703,653                   $355   12/05/2005    02/01/2006         NAP          01/01/2016        5
   251         $2,685,051                   $241   09/22/2005    11/01/2005         NAP          10/01/2015        5
   252         $2,664,000                $72,000   08/31/2005    10/08/2010     10/08/2005       09/08/2015        0
   253         $2,649,336                   $159   11/01/2005    12/01/2005         NAP          11/01/2015       15
   254         $2,624,000                $43,016   11/30/2005    01/01/2008     01/01/2006       12/01/2015        5
   255         $2,600,000                   $160   01/17/2006    03/01/2011     03/01/2006       02/01/2016        5
   256         $2,600,000                $21,849   01/05/2006    03/01/2008     03/01/2006       02/01/2016        5
   257         $2,587,144                $64,679   12/30/2005    02/01/2006         NAP          01/01/2016        5
   258         $2,540,000                   $363   12/29/2005    02/01/2011     02/01/2006       01/01/2016        5
   259         $2,500,000                   $333   09/29/2005    11/01/2010     11/01/2005       10/01/2015        5
   260         $2,494,259                $37,792   12/29/2005    02/01/2006         NAP          01/01/2016        5
   261         $2,492,067                   $104   12/09/2005    02/01/2006         NAP          01/01/2016        5
   262         $2,489,170                    $19   10/20/2005    12/08/2005         NAP          11/08/2015        0
   263         $2,469,589                $77,175   12/02/2005    02/01/2006         NAP          01/01/2011        5
   264         $2,400,000                   $160   09/16/2005    11/01/2007     11/01/2005       10/01/2015        5
   265         $2,394,379                   $209   12/02/2005    02/01/2006         NAP          01/01/2016        5
   266         $2,376,000                $45,692   11/30/2005    01/01/2008     01/01/2006       12/01/2015        5
   267         $2,344,638                    $65   12/30/2005    02/01/2006         NAP          01/01/2016        5
   268         $2,342,297                   $279   11/29/2005    01/01/2006         NAP          12/01/2015        5
   269         $2,308,710                   $113   08/29/2005    10/01/2005         NAP          09/01/2015        5
   270         $2,284,161                   $157   08/25/2005    10/01/2005         NAP          09/01/2015        5
   271         $2,243,110                    $39   11/30/2005    01/01/2006         NAP          12/01/2015        5
   272         $2,242,708                   $611   11/30/2005    01/01/2006         NAP          12/01/2015        5
   273         $2,200,000                    $52   08/22/2005    10/01/2006     10/01/2005       09/01/2015        5
   274         $2,184,000                $42,000   08/31/2005    10/08/2010     10/08/2005       09/08/2015        0
   275         $2,100,000                    $64   12/08/2005    02/01/2008     02/01/2006       01/01/2016        5
   276         $2,089,129                $24,292   09/20/2005    11/01/2005         NAP          10/01/2015        5
   277         $2,063,432                    $27   12/22/2005    02/01/2006         NAP          01/01/2016        5
   278         $1,995,712                    $64   12/27/2005    02/01/2006         NAP          01/01/2016        5
   279         $1,972,951                    $45   09/29/2005    11/01/2005         NAP          10/01/2015        5
   280         $1,970,516                    $52   12/05/2005    02/01/2006         NAP          01/01/2016        5
   281         $1,941,247                $13,388   12/12/2005    02/01/2006         NAP          01/01/2016        5
   282         $1,940,000                   $357   09/16/2005    11/01/2007     11/01/2005       10/01/2015        5
   283         $1,900,000                    $56   11/23/2005    01/01/2008     01/01/2006       12/01/2015        5
   284         $1,900,000                   $159   09/16/2005    11/01/2007     11/01/2005       10/01/2015        5
   285         $1,895,839                   $128   12/15/2005    02/01/2006         NAP          01/01/2016        5
   286         $1,891,612                    $48   12/01/2005    01/01/2006         NAP          12/01/2015        5
   287         $1,840,000                    $30   12/30/2005    02/01/2007     02/01/2006       01/01/2016       10
   288         $1,796,141                   $173   12/21/2005    02/01/2006         NAP          01/01/2016        5
   289         $1,794,194                   $130   12/16/2005    02/01/2006         NAP          01/01/2016       15
   290         $1,750,000                   $192   11/01/2005    12/01/2010     12/01/2005       11/01/2015        5
   291         $1,661,189                   $112   12/30/2005    02/01/2006         NAP          01/01/2016       10
   292         $1,597,115                    $41   01/23/2006    03/01/2006         NAP          02/01/2016        5
   293         $1,594,863                $12,268   11/10/2005    01/01/2006         NAP          12/01/2015       10
   294         $1,590,967                $11,873   09/22/2005    11/01/2005         NAP          10/01/2015        5
   295         $1,496,758                   $316   12/20/2005    02/01/2006         NAP          01/01/2016        5
   296         $1,496,752                    $61   12/29/2005    02/01/2006         NAP          01/01/2016        5
   297         $1,445,492                    $48   11/18/2005    01/01/2006         NAP          12/01/2015        5

   298           $653,658                    $21   11/10/2005    01/01/2006         NAP          12/01/2015       15
   299           $395,547                    $21   11/10/2005    01/01/2006         NAP          12/01/2015       15
   300           $345,265                    $21   11/10/2005    01/01/2006         NAP          12/01/2015       15
   301         $1,376,933                    $98   12/28/2005    02/01/2006         NAP          01/01/2016        5
   302         $1,266,536                   $203   08/26/2005    10/01/2005         NAP          09/01/2015        5
   303         $1,241,408                $16,122   08/24/2005    10/01/2005         NAP          09/01/2015        5
   304         $1,200,000                   $114   12/29/2005    02/01/2011     02/01/2006       01/01/2016        5
   305         $1,075,000                    $90   12/30/2005    02/01/2008     02/01/2006       01/01/2016        5
   306         $1,061,657                $18,958   11/21/2005    01/01/2006         NAP          12/01/2015        5
   307         $1,051,435                   $119   12/20/2005    02/01/2006         NAP          01/01/2016        5
   308           $998,660                   $125   01/05/2006    03/01/2006         NAP          02/01/2016        5

           $2,731,231,519

-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE              LOCKBOX    LOCKBOX     ORIGINAL TERM      REMAINING TERM         ORIGINAL          REMAINING        MORTGAGE
LOAN NO.   ARD LOAN    STATUS       TYPE       TO MATURITY        TO MATURITY        AMORT. TERM(8)     AMORT. TERM         RATE(9)
-----------------------------------------------------------------------------------------------------------------------------------

    1         No      In-Place      Hard           120                115                 227               222             5.957%
    2         No      In-Place      Hard           120                115                 227               222             5.957%
    3         No      In-Place      Hard           120                115                 227               222             5.957%
    4         No      In-Place      Hard           120                115                 227               222             5.957%
    5         No      In-Place      Hard           120                115                 227               222             5.957%

    6         No      In-Place      Hard           120                118                  IO               IO              5.560%
    7         No      In-Place      Hard           120                118                  IO               IO              5.560%
    8         No      In-Place      Hard           120                118                  IO               IO              5.560%
    9         No      In-Place      Hard           120                118                  IO               IO              5.560%
   10         No      In-Place      Hard           120                118                  IO               IO              5.560%
   11         No      In-Place      Hard           120                118                  IO               IO              5.560%
   12         No      In-Place      Hard           120                118                  IO               IO              5.560%
   13         No      In-Place      Hard           120                118                  IO               IO              5.560%
   14         No      In-Place      Hard           120                118                  IO               IO              5.560%
   15         No      In-Place      Hard           120                118                  IO               IO              5.560%

   16         No        None        NAP            120                118                 360               360             5.560%
   17         No        None        NAP            120                118                 360               360             5.560%
   18         No        None        NAP            120                118                 360               360             5.560%
   19         No        None        NAP            120                118                 360               360             5.560%

   20         No      In-Place      Hard           120                118                 360               358             5.630%
   21         No      In-Place      Hard           120                118                 360               358             5.630%
   22         No      In-Place      Hard           120                118                 360               358             5.630%
   23         No      In-Place      Hard           120                118                 360               358             5.630%
   24         No      In-Place      Hard           120                118                 360               360             5.500%
   25         No      In-Place      Hard           120                117                 360               360             5.170%

   26         No      In-Place      Hard           120                120                 360               360             5.185%
   27         No      In-Place      Hard           120                120                 360               360             5.185%
   28         No      In-Place      Hard           120                120                 360               360             5.185%

   29         No      In-Place      Hard           120                118                 360               360             5.680%
   30         No      In-Place      Hard           120                118                 360               360             5.680%
   31         No        None        NAP            60                  58                  IO               IO              4.640%
   32         No      In-Place      Hard           120                118                  IO               IO              5.735%
   33         Yes     In-Place      Hard           120                117                 360               360             5.410%

   34         No      In-Place      Hard           120                118                 360               360             5.660%
   35         No      In-Place      Hard           120                118                 360               360             5.660%
   36         No      In-Place      Hard           120                118                 360               360             5.660%
   37         No      In-Place      Hard           120                118                 360               360             5.660%
   38         No      In-Place      Hard           120                118                 360               360             5.660%

   39         No        None        NAP            60                  59                  IO               IO              4.640%
   40         No        None        NAP            60                  59                  IO               IO              4.830%
   41         Yes     In-Place      Hard           120                118                  IO               IO              5.080%

   42         No      In-Place      Hard           120                120                 240               240             5.840%
   43         No      In-Place      Hard           120                120                 240               240             5.840%
   44         Yes     Springing     Hard           84                  75                  IO               IO              5.180%
   45         No      In-Place      Hard           120                118                 374               374             5.690%
   46         Yes     In-Place      Hard           120                117                 360               357             5.700%
   47         No      In-Place      Hard           120                118                 360               358             5.500%
   48         No        None        NAP            120                114                 360               360             5.180%
   49         No        None        NAP            120                119                  IO               IO              5.670%
   50         No      In-Place      Hard           120                118                 360               360             5.300%
   51         No        None        NAP            120                114                 360               354             5.230%
   52         No        None        NAP            120                117                 360               360             5.450%
   53         No        None        NAP            120                118                 360               360             5.570%
   54         No      In-Place      Soft           120                116                 360               360             5.290%
   55         No      In-Place      Hard           84                  83                 360               360             5.840%
   56         No        None        NAP            120                115                 360               360             5.400%
   57         No        None        NAP            120                115                 360               360             5.470%
   58         No        None        NAP            120                116                 360               360             5.520%
   59         No        None        NAP            116                113                 360               360             5.290%

   60         No        None        NAP            60                  58                  IO               IO              4.830%
   61         No        None        NAP            60                  58                  IO               IO              4.830%
   62         No        None        NAP            60                  58                  IO               IO              5.050%
   63         No        None        NAP            60                  58                  IO               IO              4.830%
   64         No      Springing     Hard           180                176                 360               360             5.560%

   65         No        None        NAP            120                117                 360               357             5.370%
   66         No        None        NAP            120                117                 360               357             5.370%
   67         No        None        NAP            120                117                 360               357             5.370%
   68         No        None        NAP            120                118                 360               360             5.510%
   69         No      Springing     Hard           120                116                 360               360             5.060%
   70         No        None        NAP            60                  58                 360               360             5.620%
   71         No        None        NAP            120                118                 360               360             5.370%
   72         No        None        NAP            120                115                 360               360             4.990%

   73         No        None        NAP            120                119                 360               360             5.550%
   74         No        None        NAP            120                119                 360               360             5.550%
   75         No        None        NAP            120                119                 360               360             5.550%
   76         No        None        NAP            120                117                 360               360             5.295%
   77         Yes     Springing     Hard           120                118                  IO               IO              5.750%
   78         No        None        NAP            120                118                 360               360             5.960%
   79         No        None        NAP            120                118                 360               360             5.880%
   80         No        None        NAP            120                114                 360               360             4.810%
   81         No        None        NAP            60                  57                  IO               IO              5.050%
   82         No        None        NAP            120                117                 360               357             5.560%
   83         No        None        NAP            120                117                 360               360             5.670%
   84         No        None        NAP            120                114                 360               360             5.295%
   85         No        None        NAP            120                119                 360               360             5.780%
   86         No        None        NAP            120                114                 360               360             5.080%
   87         No        None        NAP            120                116                 360               360             5.220%
   88         No      Springing     Hard           120                117                 360               360             5.630%

   89         No        None        NAP            120                118                 360               358             5.816%
   90         No        None        NAP            120                118                 360               358             5.816%
   91         No        None        NAP            120                118                 360               358             5.816%
   92         No      Springing     Hard           120                112                 360               360             5.325%
   93         No        None        NAP            120                116                 360               356             5.510%
   94         No        None        NAP            120                112                 360               360             5.300%
   95         No      In-Place      Hard           120                117                 360               357             5.540%
   96         No        None        NAP            120                114                 360               360             4.870%
   97         No        None        NAP            120                116                 300               300             5.610%
   98         No        None        NAP            120                115                 360               360             5.350%
   99         No        None        NAP            120                114                 360               360             4.930%
   100        No        None        NAP            120                113                 360               360             5.080%
   101        No        None        NAP            120                118                  IO               IO              5.570%
   102        No        None        NAP            120                117                 360               357             5.560%
   103        No        None        NAP            120                120                 360               360             5.730%
   104        No        None        NAP            120                118                 360               358             5.830%
   105        No      Springing     Hard           120                116                 300               296             5.120%
   106        No        None        NAP            84                  70                 360               346             5.170%
   107        No        None        NAP            120                118                 360               360             5.790%
   108        No        None        NAP            120                104                 360               360             6.130%

   109        No        None        NAP            120                117                 300               300             5.820%
   110        No        None        NAP            120                117                 300               300             5.820%
   111        No        None        NAP            120                117                 300               300             5.820%
   112        No        None        NAP            120                117                 300               300             5.820%
   113        No        None        NAP            120                117                 300               300             5.820%
   114        No        None        NAP            120                117                 300               300             5.820%
   115        No        None        NAP            120                117                 300               300             5.820%
   116        No        None        NAP            120                119                 360               359             5.740%
   117        No        None        NAP            60                  58                  IO               IO              4.830%
   118        No        None        NAP            120                117                 360               360             5.390%
   119        No        None        NAP            118                117                  IO               IO              5.680%
   120        No        None        NAP            120                118                 336               334             5.930%
   121        No      In-Place      Hard           120                115                 360               355             5.400%
   122        No      Springing     Hard           120                117                 360               357             5.890%
   123        No        None        NAP            120                118                 360               360             5.610%
   124        No        None        NAP            120                115                 360               360             5.200%
   125        No        None        NAP            120                118                 360               358             5.460%
   126        No        None        NAP            84                  82                 300               298             6.130%
   127        No        None        NAP            120                115                 360               355             5.250%
   128        No        None        NAP            120                116                 360               356             5.490%
   129        No        None        NAP            120                117                 360               360             5.790%
   130        No        None        NAP            120                117                 360               360             5.570%
   131        No        None        NAP            120                116                 360               356             5.290%
   132        No        None        NAP            120                118                 360               358             5.580%
   133        No        None        NAP            120                112                 360               360             5.480%
   134        Yes     Springing     Hard           120                117                 360               357             5.700%
   135        No      In-Place      Hard           120                116                 240               236             5.390%
   136        No        None        NAP            120                115                 360               355             5.670%
   137        No        None        NAP            120                118                 240               238             5.130%
   138        No      Springing     Hard           120                118                 360               358             5.670%
   139        No        None        NAP            120                118                 360               360             5.880%
   140        No      Springing     Hard           120                117                 360               357             5.400%
   141        No      In-Place      Hard           120                117                 300               297             5.430%
   142        Yes     Springing     Hard           120                115                 360               360             5.340%
   143        No        None        NAP            120                114                 360               354             5.320%
   144        No        None        NAP            120                117                  IO               IO              5.490%
   145        No        None        NAP            120                117                 360               357             5.350%
   146        No        None        NAP            120                117                 360               357             5.830%
   147        No        None        NAP            120                119                 360               360             5.800%
   148        No        None        NAP            120                114                 360               354             5.230%
   149        No        None        NAP            120                118                 360               358             5.500%
   150        No        None        NAP            120                118                 360               358             5.950%
   151        No        None        NAP            120                117                 360               357             5.610%
   152        No        None        NAP            120                118                 300               298             5.640%
   153        No        None        NAP            120                117                 360               357             5.460%
   154        No        None        NAP            120                116                 360               356             5.170%
   155        No        None        NAP            120                115                 300               295             5.320%
   156        Yes     In-Place      Soft           120                116                 360               356             5.030%
   157        No        None        NAP            120                118                 360               360             5.780%

   158        No        None        NAP            120                118                 360               360             5.820%
   159        No        None        NAP            120                118                 360               360             5.820%
   160        No        None        NAP            120                118                 276               276             5.770%
   161        No        None        NAP            120                116                 360               356             5.180%
   162        No        None        NAP            120                117                 360               357             5.520%
   163        No        None        NAP            120                115                 360               360             5.690%
   164        No        None        NAP            120                117                 360               357             5.380%
   165        No        None        NAP            120                115                 360               355             5.400%
   166        No        None        NAP            120                115                 240               235             5.220%
   167        No      In-Place      Hard           120                117                 360               360             5.630%
   168        No        None        NAP            120                118                 360               358             6.210%
   169        No      In-Place      Hard           132                128                 360               356             5.660%
   170        No        None        NAP            120                114                 360               354             5.120%
   171        No        None        NAP            120                116                 360               356             5.590%
   172        No      In-Place      Hard           120                115                 360               360             5.260%
   173        No        None        NAP            120                115                 360               360             5.350%
   174        No        None        NAP            120                118                 360               358             5.720%
   175        No        None        NAP            120                114                 360               354             5.190%
   176        No        None        NAP            120                114                 300               294             5.430%
   177        No        None        NAP            120                115                 360               355             5.480%
   178        No        None        NAP            120                118                 360               358             5.690%
   179        No        None        NAP            120                119                 360               360             5.830%
   180        No      In-Place      Hard           120                115                 360               360             5.260%
   181        No        None        NAP            120                115                 360               355             5.070%
   182        No        None        NAP            120                115                 360               360             5.360%
   183        No        None        NAP            120                117                 300               297             6.430%
   184        No        None        NAP            60                  59                  IO               IO              4.640%
   185        No        None        NAP            120                116                 360               356             5.280%
   186        No        None        NAP            120                117                 360               357             5.560%
   187        No        None        NAP            120                116                 360               356             5.540%
   188        No      Springing     Hard           120                117                 360               360             5.570%
   189        No        None        NAP            120                118                 360               360             5.740%
   190        No      In-Place      Hard           120                115                 360               360             5.520%
   191        No        None        NAP            120                117                 360               357             5.380%
   192        No        None        NAP            120                118                 300               298             5.720%
   193        No        None        NAP            120                118                 360               358             5.910%
   194        No        None        NAP            120                117                 348               348             5.640%

   195        No        None        NAP            120                117                 360               357             5.780%
   196        No        None        NAP            120                117                 360               357             5.780%
   197        No        None        NAP            120                117                 360               357             5.780%
   198        No        None        NAP            120                117                 360               357             5.780%
   199        No        None        NAP            120                117                 360               357             5.780%
   200        No        None        NAP            120                117                 360               357             5.780%
   201        No      Springing     Hard           120                117                 360               357             5.600%
   202        No        None        NAP            120                118                 360               360             5.510%
   203        No        None        NAP            132                123                 360               360             5.700%
   204        Yes     In-Place      Hard           60                  53                 300               293             5.200%
   205        No        None        NAP            120                118                 240               238             5.130%
   206        No        None        NAP            120                115                 360               355             5.340%
   207        No        None        NAP            120                117                 360               360             5.290%
   208        No      In-Place      Hard           120                112                 360               352             5.280%
   209        No        None        NAP            60                  56                 300               296             5.990%
   210        No      In-Place      Hard           132                128                 360               356             5.660%
   211        No        None        NAP            120                116                 360               356             5.400%
   212        No        None        NAP            120                119                 360               359             5.915%
   213        No        None        NAP            120                118                 360               358             5.680%
   214        No        None        NAP            120                116                 360               360             5.350%
   215        No        None        NAP            120                117                 360               357             5.190%
   216        No        None        NAP            120                116                 360               360             5.350%
   217        No      In-Place      Hard           132                128                 360               356             5.660%
   218        No      In-Place      Hard           120                115                 360               360             5.240%
   219        No      In-Place      Hard           120                112                 360               352             5.280%
   220        No      Springing     Hard           120                118                 360               358             5.960%
   221        No        None        NAP            120                118                 360               358             5.930%
   222        No        None        NAP            120                118                 360               358             6.110%
   223        No        None        NAP            120                119                 360               360             5.540%
   224        Yes     In-Place      Hard           72                  70                 360               360             5.490%
   225        No        None        NAP            120                114                 360               360             5.340%
   226        No        None        NAP            180                177                 360               357             5.930%
   227        No        None        NAP            120                118                 360               358             5.740%
   228        No        None        NAP            84                  83                  IO               IO              5.660%
   229        No        None        NAP            120                115                 360               355             5.268%
   230        No        None        NAP            120                116                 360               360             5.640%
   231        No        None        NAP            60                  56                 360               360             5.730%
   232        No        None        NAP            120                118                 360               358             5.680%
   233        No      Springing     Hard           120                118                 360               358             5.640%
   234        No        None        NAP            120                117                 360               357             5.190%
   235        No        None        NAP            60                  52                 360               352             5.080%
   236        No        None        NAP            120                117                 360               360             5.520%
   237        No        None        NAP            120                118                 360               360             5.670%
   238        No        None        NAP            120                116                 360               360             5.310%
   239        No        None        NAP            120                118                 360               360             5.850%
   240        No        None        NAP            120                118                 360               358             5.830%
   241        No        None        NAP            120                116                 360               356             5.440%
   242        No        None        NAP            120                118                 360               358             5.940%
   243        No        None        NAP            120                117                 360               357             5.780%
   244        No      Springing     Hard           60                  55                  IO               IO              5.330%
   245        No        None        NAP            120                117                 360               360             6.050%
   246        No        None        NAP            120                116                 360               356             5.460%
   247        No        None        NAP            120                118                 360               358             5.850%
   248        No        None        NAP            120                116                 360               356             5.370%
   249        No        None        NAP            120                114                 360               360             5.420%
   250        No        None        NAP            120                118                 360               358             5.510%
   251        No        None        NAP            120                115                 360               355             5.340%
   252        No        None        NAP            120                114                 360               360             4.920%
   253        No        None        NAP            120                116                 360               356             6.000%
   254        No        None        NAP            120                117                 360               360             5.870%
   255        No        None        NAP            120                119                 360               360             5.500%
   256        No        None        NAP            120                119                 360               360             5.830%
   257        No        None        NAP            120                118                 240               238             5.130%
   258        No      Springing     Hard           120                118                 360               360             5.300%
   259        No        None        NAP            120                115                 360               360             5.320%
   260        No        None        NAP            120                118                 360               358             5.630%
   261        No        None        NAP            120                118                 300               298             5.730%
   262        No      In-Place      Hard           120                116                 360               356             5.590%
   263        No        None        NAP            60                  58                 360               358             5.930%
   264        No      In-Place      Soft           120                115                 360               360             5.260%
   265        No        None        NAP            120                118                 360               358             5.510%
   266        No        None        NAP            120                117                 360               360             5.850%
   267        No        None        NAP            120                118                 360               358             5.670%
   268        No        None        NAP            120                117                 360               357             5.530%
   269        No        None        NAP            120                114                 360               354             5.100%
   270        No        None        NAP            120                114                 360               354             5.190%
   271        No        None        NAP            120                117                 360               357             5.890%
   272        No      In-Place      Hard           120                117                 360               357             5.590%
   273        No      Springing     Hard           120                114                 240               240             5.340%
   274        No        None        NAP            120                114                 360               360             4.920%
   275        No        None        NAP            120                118                 360               360             5.310%
   276        No        None        NAP            120                115                 360               355             5.680%
   277        No        None        NAP            120                118                 300               298             5.730%
   278        No        None        NAP            120                118                 360               358             6.050%
   279        No        None        NAP            120                115                 360               355             5.310%
   280        No      Springing     Hard           120                118                 360               358             5.700%
   281        No        None        NAP            120                118                 360               358             5.570%
   282        No      In-Place      Hard           120                115                 360               360             5.260%
   283        No        None        NAP            120                117                 360               360             5.690%
   284        No        None        NAP            120                115                 360               360             5.330%
   285        No        None        NAP            120                118                 360               358             5.920%
   286        No        None        NAP            120                117                 300               297             5.900%
   287        No        None        NAP            120                118                 360               360             5.850%
   288        No        None        NAP            120                118                 360               358             6.050%
   289        No        None        NAP            120                118                 300               298             5.610%
   290        No        None        NAP            120                116                 360               360             5.090%
   291        No        None        NAP            120                118                 360               358             5.650%
   292        No        None        NAP            120                119                 300               299             5.840%
   293        No        None        NAP            120                117                 360               357             5.640%
   294        No        None        NAP            120                115                 360               355             5.240%
   295        No        None        NAP            120                118                 360               358             6.000%
   296        No        None        NAP            120                118                 360               358             5.990%
   297        No        None        NAP            120                117                 360               357             5.810%

   298        No        None        NAP            120                117                 300               297             6.620%
   299        No        None        NAP            120                117                 300               297             6.620%
   300        No        None        NAP            120                117                 300               297             6.620%
   301        No      Springing     Hard           120                118                 360               358             5.830%
   302        No        None        NAP            120                114                 360               354             5.380%
   303        No        None        NAP            120                114                 360               354             5.200%
   304        No        None        NAP            120                118                 360               360             5.880%
   305        No        None        NAP            120                118                 300               300             5.840%
   306        No        None        NAP            120                117                 360               357             5.760%
   307        No        None        NAP            120                118                 360               358             5.900%
   308        No        None        NAP            120                119                 360               359             5.920%

                                                   116                113                 339               337             5.513%

--------------------------------------------------------------------------------------------------------------------------------
MORTGAGE        MONTHLY            MONTHLY    THIRD MOST RECENT    THIRD MOST RECENT   SECOND MOST RECENT     SECOND MOST RECENT
LOAN NO.   PAYMENT (P&I)(10)   PAYMENT (IO)                 NOI        NOI DATE                       NOI          NOI DATE
--------------------------------------------------------------------------------------------------------------------------------

    1               $685,823            NAP          $6,694,863       12/31/2003              $10,091,445         12/31/2004
    2               $455,079            NAP          $3,644,321       12/31/2003               $4,957,071         12/31/2004
    3               $378,164            NAP          $2,293,987       12/31/2003               $5,097,845         12/31/2004
    4               $301,249            NAP          $1,303,756       12/31/2003               $2,297,411         12/31/2004
    5               $166,648            NAP         -$1,122,611       12/31/2003                 $281,825         12/31/2004

    6                    NAP       $175,130                 NAP           NAP                         NAP            NAP
    7                    NAP       $112,744                 NAP           NAP                         NAP            NAP
    8                    NAP        $51,388            $243,128       12/31/2003                 $624,212         12/31/2004
    9                    NAP        $30,624                 NAP           NAP                         NAP            NAP
   10                    NAP        $29,689            $518,236       12/31/2003                 $482,761         12/31/2004
   11                    NAP        $29,504                 NAP           NAP                         NAP            NAP
   12                    NAP        $25,396                 NAP           NAP                         NAP            NAP
   13                    NAP        $22,781                 NAP           NAP                         NAP            NAP
   14                    NAP        $18,791            $426,504       12/31/2003                 $454,322         12/31/2004
   15                    NAP        $13,853                 NAP           NAP                         NAP            NAP

   16               $163,466       $134,354                 NAP           NAP                   -$371,721         12/31/2004
   17               $146,319       $120,261          $2,055,688       12/31/2003               $1,878,986         12/31/2004
   18               $127,743       $104,993            -$70,266       12/31/2003                   $7,654         12/31/2004
   19               $121,171        $99,591          $1,621,832       12/31/2003               $1,628,316         12/31/2004

   20               $223,765            NAP                 NAP           NAP                         NAP            NAP
   21                $95,554            NAP          $1,353,007       12/31/2002                 $854,717         12/31/2003
   22                $64,509            NAP                 NAP           NAP                         NAP            NAP
   23                $53,623            NAP                 NAP           NAP                    $442,030         12/31/2003
   24               $366,224       $299,731          $5,117,754       12/31/2003               $6,602,776         12/31/2004
   25               $317,410       $253,354          $4,228,640       12/31/2003               $4,503,389         12/31/2004

   26               $104,320            NAP                 NAP           NAP                         NAP            NAP
   27                $76,198            NAP                 NAP           NAP                         NAP            NAP
   28                $72,196            NAP                 NAP           NAP                         NAP            NAP

   29               $124,870       $103,476                 NAP           NAP                         NAP            NAP
   30               $116,773        $96,766                 NAP           NAP                         NAP            NAP
   31                    NAP       $155,359                 NAP           NAP                         NAP            NAP
   32                    NAP       $184,131          $3,425,569       12/31/2003               $3,523,025         12/31/2004
   33               $208,841       $169,811                 NAP           NAP                  $2,510,537         12/31/2004

   34                $75,672        $62,623          $1,161,219       12/31/2003               $1,095,663         12/31/2004
   35                $62,699        $51,887            $787,671       12/31/2003                 $982,797         12/31/2004
   36                $31,783        $26,302                 NAP           NAP                      $1,946         12/31/2004
   37                $21,265        $17,598            $685,761       12/31/2003                 $311,325         12/31/2004
   38                $16,613        $13,749                 NAP           NAP                         NAP            NAP

   39                    NAP        $91,762                 NAP           NAP                         NAP            NAP
   40                    NAP        $47,659                 NAP           NAP                         NAP            NAP
   41                    NAP       $150,225                 NAP           NAP                         NAP            NAP

   42               $131,545            NAP                 NAP           NAP                         NAP            NAP
   43               $104,882            NAP                 NAP           NAP                         NAP            NAP
   44                    NAP       $130,558                 NAP           NAP                         NAP            NAP
   45               $172,550       $145,187                 NAP           NAP                         NAP            NAP
   46               $168,316            NAP                 NAP           NAP                         NAP            NAP
   47               $153,303            NAP          $2,607,985       12/31/2003               $2,695,080         12/31/2004
   48               $138,065       $110,291          $2,067,866       12/31/2003               $2,284,722         12/31/2004
   49                    NAP       $115,358          $1,687,720       12/31/2003               $1,740,850         12/31/2004
   50               $133,273       $107,472                 NAP           NAP                         NAP            NAP
   51               $128,210            NAP          $1,397,450       12/31/2003               $1,490,185         12/31/2004
   52               $124,789       $101,765                 NAP           NAP                         NAP            NAP
   53               $125,882       $103,535                 NAP           NAP                         NAP            NAP
   54               $117,593        $94,755          $1,958,445       12/31/2003               $2,095,171         12/31/2004
   55               $122,575       $102,633          $2,340,037       12/31/2002               $2,107,146         12/31/2003
   56               $112,306        $91,250          $2,027,649       12/31/2003               $1,770,993         12/31/2004
   57               $113,182        $92,433                 NAP           NAP                         NAP            NAP
   58               $111,533        $91,412          $1,451,845       12/31/2003               $1,277,821         12/31/2004
   59               $106,499        $85,816          $1,523,194       12/31/2003               $1,598,231         12/31/2004

   60                    NAP        $24,139                 NAP           NAP                         NAP            NAP
   61                    NAP        $21,866                 NAP           NAP                         NAP            NAP
   62                    NAP        $18,003            $391,609       12/31/2003                 $431,860         12/31/2004
   63                    NAP        $12,289                 NAP           NAP                         NAP            NAP
   64               $105,738        $86,907          $1,384,671       12/31/2003               $1,458,776         12/31/2004

   65                $38,505            NAP            $698,584    T-10 (10/03) Ann.             $662,579      T-9 (12/04) Ann.
   66                $36,714            NAP            $497,504    T-10 (10/03) Ann.             $453,096      T-9 (12/04) Ann.
   67                $28,319            NAP            $428,474    T-10 (10/03) Ann.             $420,691      T-9 (12/04) Ann.
   68               $102,315        $83,798                 NAP           NAP                         NAP            NAP
   69                $92,046        $72,807          $1,439,751       12/31/2003               $1,428,491         12/31/2004
   70                $94,931        $78,348                 NAP           NAP                    $558,957         12/31/2004
   71                $91,784        $74,409            $930,034       12/31/2003               $1,510,046         12/31/2004
   72                $86,330        $67,879                 NAP           NAP                         NAP            NAP

   73                $51,612        $42,391            $796,114       12/31/2003                 $542,319         12/31/2004
   74                $21,924        $18,007            $429,404       12/31/2003                 $430,102         12/31/2004
   75                $18,041        $14,818            $391,748       12/31/2003                 $248,657         12/31/2004
   76                $88,799        $71,581          $1,427,234       12/31/2003               $1,313,632         12/31/2004
   77                    NAP        $76,153          $1,154,980       12/31/2003               $1,638,140         12/31/2004
   78                $92,174        $77,750            $591,558       12/31/2003                 $633,253         12/31/2004
   79                $90,258        $75,763          $1,258,000       12/31/2002               $1,233,673         12/31/2003
   80                $78,791        $60,960                 NAP           NAP                         NAP            NAP
   81                    NAP        $60,707                 NAP           NAP                         NAP            NAP
   82                $81,161            NAP                 NAP           NAP                    $990,623         12/31/2003
   83                $80,990        $67,069            $764,664       12/31/2003                 $688,859         12/31/2004
   84                $77,699        $62,633          $1,158,649       12/31/2003               $1,137,508         12/31/2004
   85                $81,265        $67,784          $1,127,461       12/31/2003                 $999,467         12/31/2004
   86                $73,674        $58,373            $742,610       12/31/2003                 $971,418         12/31/2004
   87                $74,847        $59,982          $1,221,287       12/31/2003               $1,337,628         12/31/2004
   88                $76,806        $63,432          $1,044,365       12/31/2003                 $958,858         12/31/2004

   89                $33,507            NAP            $416,580       12/31/2003                 $508,893         12/31/2004
   90                $25,165            NAP            $312,870       12/31/2003                 $382,200         12/31/2004
   91                $19,619            NAP            $243,922       12/31/2003                 $297,975         12/31/2004
   92                $72,392        $58,489          $1,311,694       12/31/2003               $1,431,181         12/31/2004
   93                $73,894            NAP          $1,265,179       12/31/2003               $1,267,845         12/31/2004
   94                $69,274        $55,863                 NAP           NAP                    $181,577         12/31/2004
   95                $71,288            NAP          $1,060,672       12/31/2003               $1,163,599         12/31/2004
   96                $63,997        $49,788          $1,210,984       12/31/2003               $1,247,823         12/31/2004
   97                $74,481        $56,879                 NAP           NAP                         NAP            NAP
   98                $67,010        $54,243          $1,161,636       12/31/2003               $1,029,400         12/31/2004
   99                $63,507        $49,672            $911,981       12/31/2002                 $859,890         12/31/2003
   100               $63,923        $50,647                 NAP           NAP                         NAP            NAP
   101                   NAP        $55,297          $1,073,047       12/31/2003               $1,094,466         12/31/2004
   102               $64,015            NAP                 NAP           NAP                    $911,382         12/31/2003
   103               $64,053            NAP                 NAP           NAP                         NAP            NAP
   104               $64,753            NAP            $816,594       12/31/2003                 $733,064         12/31/2004
   105               $65,076            NAP                 NAP           NAP                         NAP            NAP
   106               $59,104            NAP          $1,090,322       12/31/2003                 $977,572        T-12 (11/04)
   107               $61,835        $51,611                 NAP           NAP                         NAP            NAP
   108               $60,793        $51,793            $945,853       12/31/2003               $1,052,365         12/31/2004

   109               $44,164        $34,290            $660,962       12/31/2002                 $498,941         12/31/2003
   110                $6,174         $4,793            $104,112       12/31/2002                 $102,949         12/31/2003
   111                $2,422         $1,880                 NAP           NAP                         NAP            NAP
   112                $2,184         $1,696             $10,944       12/31/2002                  $54,384         12/31/2003
   113                $2,137         $1,659              $2,662       12/31/2002                  $38,670         12/31/2003
   114                $2,042         $1,585             $26,259       12/31/2002                  $16,053         12/31/2003
   115                $1,995         $1,549              $4,774       12/31/2002                  $42,847         12/31/2003
   116               $55,962            NAP            $880,920       12/31/2003                 $912,106         12/31/2004
   117                   NAP        $38,471                 NAP           NAP                         NAP            NAP
   118               $52,725        $42,808            $796,780       12/31/2003                 $817,536         12/31/2004
   119                   NAP        $44,391            $950,877       12/31/2003                 $956,316         12/31/2004
   120               $54,965            NAP          $1,054,461       12/31/2003                 $961,053         12/13/2004
   121               $50,538            NAP                 NAP           NAP                         NAP            NAP
   122               $52,140            NAP            $953,770       12/31/2003                 $954,033         12/31/2004
   123               $50,287        $41,474                 NAP           NAP                         NAP            NAP
   124               $45,576        $36,466                 NAP           NAP                         NAP            NAP
   125               $46,353            NAP            $284,912   8/21/03 - 12/31/03             $540,825         12/31/2004
   126               $52,182            NAP          $1,399,988       12/31/2003               $1,276,179         12/31/2004
   127               $44,176            NAP            $644,708       12/31/2003                 $712,814         12/31/2004
   128               $44,806            NAP            $622,475       12/31/2003                 $629,759         12/31/2004
   129               $46,010        $38,402            $768,366       12/31/2003                 $787,116         12/31/2004
   130               $44,345        $36,473                 NAP           NAP                         NAP            NAP
   131               $42,156            NAP                 NAP           NAP                         NAP            NAP
   132               $43,191            NAP            $280,408       12/31/2003                 $502,662         12/31/2004
   133               $42,490        $34,726                 NAP           NAP                         NAP            NAP
   134               $43,530            NAP                 NAP           NAP                         NAP            NAP
   135               $49,593            NAP                 NAP           NAP                         NAP            NAP
   136               $41,652            NAP                 NAP           NAP                         NAP            NAP
   137               $47,702            NAP            $651,299       12/31/2003                 $746,453         12/31/2004
   138               $41,074            NAP                 NAP           NAP                         NAP            NAP
   139               $41,726        $35,025            $679,315       12/31/2003                 $739,128         12/31/2004
   140               $39,588            NAP            $678,585       12/31/2003                 $683,922         12/31/2004
   141               $42,633            NAP                 NAP           NAP                         NAP            NAP
   142               $38,655        $31,267            $406,034       12/31/2003                 $568,007         12/31/2004
   143               $38,402            NAP            $603,929       12/31/2003                 $739,933         12/31/2004
   144                   NAP        $31,078                 NAP           NAP                    $684,771         12/31/2004
   145               $37,525            NAP                 NAP           NAP                    $837,947         12/31/2004
   146               $39,441            NAP                 NAP           NAP                         NAP            NAP
   147               $38,960        $32,539            $750,088       12/31/2003                 $711,736         12/31/2004
   148               $35,262            NAP            $568,216       12/31/2003                 $599,372         12/31/2004
   149               $35,771            NAP                 NAP           NAP                    $387,180         12/31/2004
   150               $36,675            NAP             $76,240       12/31/2003                 $320,763         12/31/2004
   151               $35,172            NAP            $629,123       12/31/2003                 $500,322         12/31/2004
   152               $37,971            NAP                 NAP           NAP                    $607,843         12/31/2004
   153               $34,482            NAP            $634,690       12/31/2003                 $722,039         12/31/2004
   154               $33,301            NAP                 NAP           NAP                         NAP            NAP
   155               $36,806            NAP            $583,906       12/31/2003                 $727,278         12/31/2004
   156               $32,319            NAP            $631,986       12/31/2003                 $631,986         12/31/2004
   157               $34,895        $29,106                 NAP           NAP                    $429,988         12/31/2004

   158               $24,143        $20,190                 NAP           NAP                         NAP            NAP
   159                $9,962         $8,331                 NAP           NAP                         NAP            NAP
   160               $37,672        $28,032                 NAP           NAP                         NAP            NAP
   161               $30,133            NAP            $424,195       12/31/2003                 $476,602         12/31/2004
   162               $30,586            NAP            $451,553       12/31/2003                 $426,599         12/31/2004
   163               $30,728        $25,480                 NAP           NAP                         NAP            NAP
   164               $29,695            NAP                 NAP           NAP                    $240,893         12/31/2004
   165               $29,761            NAP            $449,351       12/31/2003                 $922,223         12/31/2004
   166               $35,793            NAP            $644,470       12/31/2003                 $616,661         12/31/2004
   167               $30,239        $24,973            $220,870       12/31/2003                 $202,354         12/31/2004
   168               $31,882            NAP            $540,706       12/31/2003                 $525,143         12/31/2004
   169               $30,049            NAP                 NAP           NAP                         NAP            NAP
   170               $28,297            NAP                 NAP           NAP                         NAP            NAP
   171               $29,533            NAP                 NAP           NAP                    $183,799         12/31/2004
   172               $27,641        $22,221                 NAP           NAP                         NAP            NAP
   173               $27,921        $22,292                 NAP           NAP                         NAP            NAP
   174               $29,083            NAP            $485,640       12/31/2003                 $455,918         12/31/2004
   175               $27,425            NAP                 NAP           NAP                         NAP            NAP
   176               $30,496            NAP            $598,057       12/31/2003                 $869,468         12/31/2004
   177               $27,760            NAP                 NAP           NAP                         NAP            NAP
   178               $27,945            NAP            $144,126       12/31/2003                 $140,490          T-8 2004
   179               $28,303        $23,683            $419,701       12/31/2003                 $441,580         12/31/2004
   180               $25,927        $20,843                 NAP           NAP                         NAP            NAP
   181               $25,162            NAP                 NAP           NAP                         NAP            NAP
   182               $25,716        $20,832            $418,187       12/31/2003                 $433,817         12/31/2004
   183               $30,859            NAP            $537,340       12/31/2003                 $650,856         12/31/2004
   184                   NAP        $17,566                 NAP           NAP                         NAP            NAP
   185               $25,210            NAP                 NAP           NAP                    $288,116         12/31/2003
   186               $25,720            NAP                 NAP           NAP                    $393,601         12/31/2003
   187               $25,664            NAP            $279,514       12/31/2003                 $328,592         12/31/2004
   188               $25,634        $21,083            $263,129       12/31/2002                 $468,671         12/31/2003
   189               $25,941        $21,581            $351,475       12/31/2003                 $384,260         12/31/2004
   190               $25,322        $20,754                 NAP           NAP                    $344,093         T-10 2004
   191               $25,003            NAP                 NAP           NAP                         NAP            NAP
   192               $27,915            NAP            $510,192       12/31/2003                 $474,643         12/31/2004
   193               $26,364            NAP            $333,034       12/31/2003                 $403,665         12/31/2004
   194               $25,708        $20,967                 NAP           NAP                    $453,803         12/31/2004

   195                $8,875            NAP                 NAP           NAP                     $25,742         12/31/2004
   196                $4,005            NAP                 NAP           NAP                     $11,617         12/31/2004
   197                $3,414            NAP                 NAP           NAP                      $9,901         12/31/2004
   198                $3,368            NAP                 NAP           NAP                      $9,769         12/31/2004
   199                $3,095            NAP                 NAP           NAP                      $8,977         12/31/2004
   200                $3,004            NAP                 NAP           NAP                      $8,713         12/31/2004
   201               $25,001            NAP                 NAP           NAP                         NAP            NAP
   202               $24,300        $19,902            $365,171       12/31/2003                 $350,378         12/31/2004
   203               $24,667        $20,468                 NAP           NAP                         NAP            NAP
   204               $25,343            NAP            $536,166       12/31/2002                 $706,226         12/31/2003
   205               $28,021            NAP            $440,006       12/31/2003                 $449,047         12/31/2004
   206               $23,427            NAP                 NAP           NAP                         NAP            NAP
   207               $22,853        $18,415            $253,475       12/31/2003                 $261,230         12/31/2004
   208               $22,966            NAP                 NAP           NAP                         NAP            NAP
   209               $26,520            NAP            $421,061       12/31/2003                 $535,019         12/31/2004
   210               $23,693            NAP                 NAP           NAP                         NAP            NAP
   211               $23,023            NAP                 NAP           NAP                         NAP            NAP
   212               $24,091            NAP                 NAP           NAP                         NAP            NAP
   213               $23,165            NAP                 NAP           NAP                         NAP            NAP
   214               $21,778        $17,629                 NAP           NAP                    $336,540         12/31/2004
   215               $20,294            NAP                 NAP           NAP                         NAP            NAP
   216               $20,382        $16,499                 NAP           NAP                    $323,384         12/31/2004
   217               $21,092            NAP                 NAP           NAP                         NAP            NAP
   218               $19,857        $15,938                 NAP           NAP                         NAP            NAP
   219               $20,096            NAP                 NAP           NAP                         NAP            NAP
   220               $21,491            NAP                 NAP           NAP                         NAP            NAP
   221               $21,333            NAP            $260,969       12/31/2003                 $313,598         12/31/2004
   222               $21,384            NAP                 NAP           NAP                         NAP            NAP
   223               $19,961        $16,383                 NAP           NAP                         NAP            NAP
   224               $19,851        $16,235                 NAP           NAP                         NAP            NAP
   225               $19,523        $15,791                 NAP           NAP                    $289,156         12/31/2003
   226               $20,381            NAP                 NAP           NAP                         NAP            NAP
   227               $19,674            NAP                 NAP           NAP                         NAP            NAP
   228                   NAP        $16,020            $326,163       12/31/2003                 $341,819         12/31/2004
   229               $18,592            NAP            $304,940       12/31/2003                 $322,021         12/31/2004
   230               $18,451        $15,249                 NAP           NAP                    $296,439         12/31/2004
   231               $18,634        $15,492            $238,958       12/31/2003                 $314,836         12/31/2004
   232               $18,532            NAP            $136,209       12/31/2003                 $183,364         12/31/2004
   233               $17,875            NAP                 NAP           NAP                    $277,621         12/31/2004
   234               $16,932            NAP                 NAP           NAP                         NAP            NAP
   235               $16,793            NAP            $295,506       12/31/2003                 $399,865         12/31/2004
   236               $17,071        $13,992            $255,788       12/31/2003                 $267,322         12/31/2004
   237               $17,355        $14,372            $272,401       12/31/2003                 $282,861         12/31/2004
   238               $16,122        $13,011            $245,625       12/31/2003                 $254,886         12/31/2004
   239               $17,108        $14,334            $155,868       12/31/2003                 $166,412         12/31/2004
   240               $17,071            NAP            $267,646       12/31/2003                 $367,966         12/31/2004
   241               $16,357            NAP            $263,589       12/31/2003                 $168,804         12/31/2004
   242               $17,156            NAP            $328,468       12/31/2003                 $330,929         12/31/2004
   243               $16,628            NAP            $266,537       12/31/2003                 $263,416         12/31/2004
   244                   NAP        $12,609                 NAP           NAP                    $191,687         12/31/2004
   245               $16,878        $14,313            $152,795       12/31/2003                 $169,956         12/31/2004
   246               $15,828            NAP            $265,450       12/31/2002                 $277,450         12/31/2003
   247               $16,282            NAP                 NAP           NAP                     $81,130         12/31/2004
   248               $15,391            NAP                 NAP           NAP                     $22,250         12/31/2004
   249               $15,308        $12,456            $192,919       12/31/2002                 $216,777         12/31/2003
   250               $15,404            NAP                 NAP           NAP                         NAP            NAP
   251               $15,060            NAP                 NAP           NAP                         NAP            NAP
   252               $14,171        $11,074            $256,194       12/31/2003                 $266,852         12/31/2004
   253               $15,948            NAP            $219,821       12/31/2003                 $231,401         12/31/2004
   254               $15,514        $13,014                 NAP           NAP                    $292,859         12/31/2004
   255               $14,763        $12,082            $210,984       12/31/2003                 $220,773         12/31/2004
   256               $15,305        $12,807            $175,347       12/31/2003                 $293,912         12/31/2004
   257               $17,346            NAP            $275,252       12/31/2003                 $281,446         12/31/2004
   258               $14,105        $11,374                 NAP           NAP                         NAP            NAP
   259               $13,914        $11,237                 NAP           NAP                         NAP            NAP
   260               $14,399            NAP            $309,716       12/31/2003                 $406,657         12/31/2004
   261               $15,697            NAP            $253,288       12/31/2003                 $249,527         12/31/2004
   262               $14,336            NAP                 NAP           NAP                         NAP            NAP
   263               $14,728            NAP            $211,035       12/31/2003                 $122,045         12/31/2004
   264               $13,268        $10,666                 NAP           NAP                         NAP            NAP
   265               $13,642            NAP                 NAP           NAP                    $114,973         12/31/2004
   266               $14,017        $11,744                 NAP           NAP                    $257,423         12/31/2004
   267               $13,595            NAP            $257,021       12/31/2003                 $290,492         12/31/2004
   268               $13,387            NAP                 NAP           NAP                         NAP            NAP
   269               $12,624            NAP            $209,826       12/31/2003                 $205,430         12/31/2004
   270               $12,615            NAP                 NAP           NAP                         NAP            NAP
   271               $13,331            NAP            $167,249       12/31/2003                 $146,801         12/31/2004
   272               $12,903            NAP                 NAP           NAP                         NAP            NAP
   273               $14,935         $9,926                 NAP           NAP                         NAP            NAP
   274               $11,618         $9,079            $209,324       12/31/2003                 $227,272         12/31/2004
   275               $11,674         $9,422                 NAP           NAP                         NAP            NAP
   276               $12,162            NAP            $151,455       12/31/2002                 $150,023         12/31/2003
   277               $12,998            NAP                 NAP           NAP                     $72,524      T-4 (12/04) Ann.
   278               $12,055            NAP            $184,687       12/31/2003                 $217,472         12/31/2004
   279               $11,030            NAP            $137,830       12/31/2003                 $157,636         12/31/2004
   280               $11,463            NAP                 NAP           NAP                         NAP            NAP
   281               $11,133            NAP            $142,645       12/31/2003                 $139,052         12/31/2004
   282               $10,725         $8,622                 NAP           NAP                         NAP            NAP
   283               $11,016         $9,134            $155,518       12/31/2003                 $140,082         12/31/2004
   284               $10,586         $8,556                 NAP           NAP                         NAP            NAP
   285               $11,294            NAP                 NAP           NAP                         NAP            NAP
   286               $12,126            NAP            $245,373       12/31/2003                 $258,246         12/31/2004
   287               $10,855         $9,095                 NAP           NAP                    $178,579         12/31/2004
   288               $10,850            NAP                 NAP           NAP                         NAP            NAP
   289               $11,172            NAP                 NAP           NAP                         NAP            NAP
   290                $9,491         $7,526                 NAP           NAP                     $71,249         12/31/2004
   291                $9,611            NAP                 NAP           NAP                         NAP            NAP
   292               $10,153            NAP            $154,811       12/31/2003                 $140,100         12/31/2004
   293                $9,226            NAP            $239,275       12/31/2003                 $232,028         12/31/2004
   294                $8,825            NAP            $131,500       12/31/2003                 $132,893         12/31/2004
   295                $8,993            NAP                 NAP           NAP                         NAP            NAP
   296                $8,984            NAP            $452,618       12/31/2003                 $484,113         12/31/2004
   297                $8,517            NAP             $85,845       12/31/2003                  $60,120         12/31/2004

   298                $4,480            NAP                 NAP           NAP                     $64,544         12/31/2004
   299                $2,711            NAP                 NAP           NAP                     $39,057         12/31/2004
   300                $2,367            NAP                 NAP           NAP                     $34,092         12/31/2004
   301                $8,124            NAP                 NAP           NAP                         NAP            NAP
   302                $7,144            NAP                 NAP           NAP                         NAP            NAP
   303                $6,864            NAP             $61,235       12/31/2003                  $96,441         12/31/2004
   304                $7,102         $5,962                 NAP           NAP                         NAP            NAP
   305                $6,821         $5,304            $122,710       12/31/2003                 $121,515         12/31/2004
   306                $6,222            NAP            $114,269       12/31/2003                  $93,725         12/31/2004
   307                $6,250            NAP                 NAP           NAP                         NAP            NAP
   308                $5,944            NAP                $453       12/31/2003                     $995         12/31/2004

---------------------------------------------------------------------------------------------------------------------------
MORTGAGE   MOST RECENT      MOST RECENT NOI      UNDERWRITABLE   UNDERWRITABLE     NOI        NCF            NCF DSCR
LOAN NO.           NOI            DATE                     NOI       CASH FLOW   DSCR(11)   DSCR(11)   (POST IO PERIOD)(11)
---------------------------------------------------------------------------------------------------------------------------

    1      $13,823,478         12/31/2005          $16,744,878     $11,044,362     1.48       1.02             1.02
    2       $7,426,077         12/31/2005           $8,945,671      $7,359,954     1.48       1.02             1.02
    3       $6,638,157         12/31/2005           $8,852,307      $5,717,965     1.48       1.02             1.02
    4       $3,232,065         12/31/2005           $3,550,992      $2,181,322     1.48       1.02             1.02
    5       $1,120,840         12/31/2005           $2,296,078      $1,694,703     1.48       1.02             1.02

    6         $648,018        T-3 (10/05)           $3,635,354      $3,448,687     1.64       1.52             1.52
    7              NAP            NAP               $2,359,513      $2,234,575     1.64       1.52             1.52
    8         $763,757        T-12 (10/05)            $841,610        $751,319     1.64       1.52             1.52
    9         $772,991      T-5 (05/05) Ann.          $565,385        $508,558     1.64       1.52             1.52
   10         $191,721        T-12 (10/05)            $641,250        $594,077     1.64       1.52             1.52
   11         $744,710      T-5 (05/05) Ann.          $544,700        $489,952     1.64       1.52             1.52
   12         $641,017      T-5 (05/05) Ann.          $468,856        $421,731     1.64       1.52             1.52
   13         $575,030      T-5 (05/05) Ann.          $420,591        $378,317     1.64       1.52             1.52
   14         $612,657        T-12 (10/05)            $297,646        $262,729     1.64       1.52             1.52
   15         $349,678      T-5 (05/05) Ann.          $255,763        $230,056     1.64       1.52             1.52

   16         $886,426        T-12 (10/05)          $2,492,943      $2,419,143     1.59       1.54             1.27
   17       $1,836,891        T-12 (10/05)          $2,312,049      $2,236,165     1.59       1.54             1.27
   18         $732,965        T-12 (10/05)          $1,913,636      $1,853,636     1.59       1.54             1.27
   19       $1,585,714        T-12 (10/05)          $2,058,700      $1,985,900     1.59       1.54             1.27

   20              NAP            NAP               $3,771,944      $3,186,601     1.43       1.20             1.20
   21       $1,248,972         12/31/2004           $1,630,395      $1,354,618     1.43       1.20             1.20
   22       $1,015,710         12/31/2004           $1,105,120        $905,197     1.43       1.20             1.20
   23         $903,540         12/31/2004           $1,010,339        $860,879     1.43       1.20             1.20
   24       $6,827,921      T-12 (09/30/05)         $5,588,299      $5,271,052     1.55       1.47             1.20
   25       $4,865,127        T-12 (09/05)          $5,096,609      $4,603,132     1.68       1.51             1.21

   26              NAP            NAP               $1,630,735      $1,438,059     1.37       1.26             1.26
   27              NAP            NAP               $1,338,080      $1,269,948     1.37       1.26             1.26
   28              NAP            NAP               $1,180,876      $1,123,574     1.37       1.26             1.26

   29              NAP            NAP               $2,209,381      $1,988,433     1.78       1.60             1.33
   30              NAP            NAP               $2,066,111      $1,859,491     1.78       1.60             1.33
   31       $1,413,990       T-4 (10/31/05)         $4,170,223      $3,982,463     2.24       2.14             2.14
   32       $3,775,569        T-12 (10/05)          $3,251,886      $3,126,265     1.47       1.41             1.41
   33       $2,610,359      T-12 (08/31/05)         $3,019,336      $2,931,554     1.48       1.44             1.17

   34       $1,097,042        T-12 (08/05)          $1,163,739      $1,060,912     1.46       1.35             1.12
   35       $1,023,035        T-12 (08/05)            $974,793        $902,404     1.46       1.35             1.12
   36         $173,343        T-12 (08/05)            $324,725        $307,175     1.46       1.35             1.12
   37         $326,172        T-12 (08/05)            $322,284        $306,299     1.46       1.35             1.12
   38              NAP            NAP                 $222,043        $210,090     1.46       1.35             1.12

   39              NAP            NAP               $2,965,109      $2,643,481     2.67       2.45             2.45
   40              NAP            NAP               $1,500,000      $1,456,928     2.67       2.45             2.45
   41       $1,471,047      T-12 (10/31/05)         $2,803,440      $2,730,027     1.56       1.51             1.51

   42              NAP            NAP               $2,010,960      $1,920,900     1.23       1.19             1.19
   43              NAP            NAP               $1,474,704      $1,448,313     1.23       1.19             1.19
   44       $3,694,507        T-12 (12/04)          $3,034,487      $2,802,342     1.94       1.79             1.79
   45              NAP            NAP               $2,553,324      $2,522,284     1.47       1.45             1.22
   46              NAP            NAP               $2,470,957      $2,437,388     1.22       1.21             1.21
   47       $3,439,558    T-9 (10/31/05) Ann.       $2,408,072      $2,229,938     1.31       1.21             1.21
   48       $2,122,077      T-12 (06/30/05)         $2,066,276      $1,993,857     1.56       1.51             1.20
   49       $1,812,347        T-12 (09/05)          $2,035,171      $2,012,491     1.47       1.45             1.45
   50              NAP            NAP               $1,977,338      $1,934,347     1.53       1.50             1.21
   51       $2,623,458    T-9 (09/30/05) Ann.       $2,332,649      $2,110,569     1.52       1.37             1.37
   52       $2,196,635         12/31/2004           $2,152,240      $2,018,474     1.76       1.65             1.35
   53              NAP            NAP               $1,894,357      $1,814,557     1.52       1.46             1.20
   54       $2,032,383      T-12 (10/31/05)         $2,029,679      $1,762,938     1.79       1.55             1.25
   55       $2,158,997         12/31/2004           $2,352,474      $2,028,286     1.91       1.65             1.38
   56       $1,885,087        T-12 (12/05)          $1,787,379      $1,709,679     1.63       1.56             1.27
   57              NAP            NAP               $1,775,215      $1,703,815     1.60       1.54             1.25
   58       $1,074,228      T-12 (07/31/05)         $1,799,148      $1,703,858     1.64       1.55             1.27
   59       $1,697,046      T-12 (08/31/05)         $1,792,093      $1,702,768     1.74       1.65             1.33

   60              NAP            NAP                 $664,620        $655,650     2.38       2.27             2.27
   61              NAP            NAP                 $635,945        $605,587     2.38       2.27             2.27
   62         $255,047        T-12 (11/05)            $517,569        $480,479     2.38       2.27             2.27
   63              NAP            NAP                 $361,772        $334,508     2.38       2.27             2.27
   64       $1,699,462    T-10 (10/31/05) Ann.      $1,852,812      $1,751,225     1.78       1.68             1.38

   65         $726,152      T-12 (08/31/05)           $750,084        $679,358     1.52       1.40             1.40
   66         $490,853      T-12 (08/31/05)           $641,167        $600,110     1.52       1.40             1.40
   67         $453,873      T-12 (08/31/05)           $500,342        $466,076     1.52       1.40             1.40
   68         $620,527        T-12 (11/05)          $1,553,398      $1,493,898     1.54       1.49             1.22
   69       $1,449,959      T-12 (07/31/05)         $1,424,804      $1,361,285     1.63       1.56             1.23
   70         $695,275      T-12 (09/30/05)         $1,468,954      $1,376,551     1.56       1.46             1.21
   71       $1,484,057        T-12 (09/05)          $1,487,168      $1,340,168     1.67       1.50             1.22
   72              NAP            NAP               $1,387,589      $1,329,799     1.70       1.63             1.28

   73         $753,772        T-12 (09/05)            $760,561        $711,726     1.61       1.51             1.24
   74         $400,903        T-12 (09/05)            $403,844        $371,479     1.61       1.51             1.24
   75         $295,522        T-12 (09/05)            $291,469        $277,117     1.61       1.51             1.24
   76       $1,360,400        T-12 (12/05)          $1,315,394      $1,299,044     1.53       1.51             1.22
   77       $1,115,295     T-10 (10/05) Ann.        $1,338,867      $1,310,358     1.47       1.43             1.43
   78         $959,243        T-12 (01/06)          $1,511,278      $1,444,151     1.62       1.55             1.31
   79       $1,312,426         12/31/2004           $1,356,733      $1,308,733     1.49       1.44             1.21
   80              NAP            NAP               $1,292,197      $1,234,665     1.77       1.69             1.31
   81              NAP            NAP               $1,361,881      $1,264,581     1.87       1.74             1.74
   82       $1,155,685         12/31/2004           $1,273,326      $1,195,965     1.31       1.23             1.23
   83       $1,076,112        T-12 (01/06)          $1,235,822      $1,169,316     1.54       1.45             1.20
   84       $1,157,746        T-12 (06/05)          $1,159,791      $1,125,456     1.54       1.50             1.21
   85       $1,257,401        T-12 (11/05)          $1,344,164      $1,268,840     1.65       1.56             1.30
   86       $1,118,770         12/31/2005           $1,193,597      $1,132,847     1.70       1.62             1.28
   87       $1,384,272     T-7 (07/31/05) Ann       $1,205,500      $1,091,044     1.67       1.52             1.21
   88       $1,265,564      T-7 (07/05) Ann.        $1,173,955      $1,102,804     1.54       1.45             1.20

   89         $530,934        T-12 (12/05)            $568,161        $543,975     1.41       1.35             1.35
   90         $398,754        T-12 (12/05)            $426,713        $408,549     1.41       1.35             1.35
   91         $310,881        T-12 (12/05)            $332,678        $318,517     1.41       1.35             1.35
   92       $1,497,766      T-12 (10/31/05)         $1,411,064      $1,161,720     2.01       1.66             1.34
   93       $1,255,722      T-12 (08/31/05)         $1,305,473      $1,219,030     1.47       1.37             1.37
   94         $829,729      T-12 (09/30/05)         $1,039,969        $991,969     1.55       1.48             1.19
   95       $1,174,056      T-12 (08/31/05)         $1,182,023      $1,095,159     1.38       1.28             1.28
   96       $1,222,799        T-12 (07/05)          $1,156,276      $1,058,892     1.94       1.77             1.38
   97         $737,037    T-9 (09/30/05) Ann.       $1,290,918      $1,179,696     1.89       1.73             1.32
   98         $968,368        T-12 (07/05)          $1,145,752      $1,058,002     1.76       1.63             1.32
   99         $909,832         12/31/2004           $1,067,760      $1,002,560     1.79       1.68             1.32
   100             NAP            NAP               $1,006,477        $986,143     1.66       1.62             1.29
   101      $1,217,708     T-10 (10/05) Ann.        $1,140,244      $1,018,654     1.72       1.54             1.54
   102      $1,006,576         12/31/2004           $1,031,358        $959,128     1.34       1.25             1.25
   103             NAP            NAP               $1,002,474        $982,474     1.30       1.28             1.28
   104        $937,056        T-12 (10/05)          $1,032,831        $987,831     1.33       1.27             1.27
   105             NAP            NAP               $1,305,679      $1,175,101     1.67       1.50             1.50
   106        $884,097     T-11 (11/05) Ann.        $1,087,510      $1,011,510     1.53       1.43             1.43
   107      $1,031,825          T-7 Ann.              $953,204        $894,586     1.54       1.44             1.21
   108      $1,401,177    T-10 (10/31/05) Ann.        $853,691        $803,673     1.37       1.29             1.10

   109        $725,653         12/31/2004             $688,772        $627,791     1.70       1.55             1.20
   110        $106,708         12/31/2004             $102,362         $95,782     1.70       1.55             1.20
   111         $32,352         12/31/2004              $39,847         $36,567     1.70       1.55             1.20
   112         $65,557         12/31/2004              $36,876         $30,556     1.70       1.55             1.20
   113         $43,178         12/31/2004              $35,074         $31,858     1.70       1.55             1.20
   114         $40,138         12/31/2004              $33,103         $28,927     1.70       1.55             1.20
   115         $34,481         12/31/2004              $32,230         $28,790     1.70       1.55             1.20
   116      $1,012,364     T-8 (09/8/05) Ann.         $912,521        $866,384     1.36       1.29             1.29
   117             NAP            NAP               $1,119,830      $1,056,102     2.43       2.29             2.29
   118        $829,183      T-12 (10/31/05)           $816,301        $801,368     1.59       1.56             1.27
   119        $981,545        T-12 (09/05)            $927,378        $868,878     1.74       1.63             1.63
   120        $934,465        T-12 (10/05)          $1,023,285        $838,131     1.55       1.27             1.27
   121             NAP            NAP                 $807,063        $758,139     1.33       1.25             1.25
   122        $955,896      T-12 (09/30/05)           $888,574        $858,949     1.42       1.37             1.37
   123        $887,109        T-12 (11/05)            $838,566        $806,066     1.68       1.62             1.34
   124             NAP            NAP                 $761,814        $734,120     1.74       1.68             1.34
   125        $640,120      T-9 (09/05) Ann.          $733,838        $675,838     1.32       1.22             1.22
   126      $1,367,072        T-12 (10/05)          $1,414,838      $1,195,306     2.26       1.91             1.91
   127        $721,379      T-12 (07/31/05)           $689,519        $674,469     1.30       1.27             1.27
   128        $629,606   Annualized (08/31/05)        $733,548        $689,199     1.36       1.28             1.28
   129        $761,085        T-12 (09/05)            $715,791        $664,041     1.55       1.44             1.20
   130        $624,180         12/31/2005             $667,746        $636,144     1.53       1.45             1.20
   131        $707,559      T-12 (07/31/05)           $660,923        $630,536     1.31       1.25             1.25
   132      $1,013,639        T-12 (09/05)            $789,413        $705,413     1.52       1.36             1.36
   133             NAP            NAP                 $694,671        $654,127     1.67       1.57             1.28
   134             NAP            NAP                 $702,984        $650,628     1.35       1.25             1.25
   135      $1,005,500     T-12 (10/05) Ann.          $872,578        $824,151     1.47       1.38             1.38
   136             NAP            NAP                 $646,312        $618,952     1.29       1.24             1.24
   137        $832,796      T-9 (09/05) Ann.          $748,028        $689,174     1.31       1.20             1.20
   138             NAP            NAP                 $648,946        $614,469     1.32       1.25             1.25
   139        $877,646        T-12 (09/05)            $666,129        $657,258     1.58       1.56             1.31
   140        $721,304      T-12 (09/30/05)           $676,834        $624,611     1.42       1.31             1.31
   141             NAP            NAP                 $712,877        $679,010     1.39       1.33             1.33
   142        $555,991    T-7 (07/31/05) Ann.         $670,503        $614,383     1.79       1.64             1.32
   143        $750,657      T-12 (06/30/05)           $752,400        $717,550     1.63       1.56             1.56
   144        $671,557      T-12 (09/30/05)           $695,721        $652,221     1.87       1.75             1.75
   145        $179,379        T-12 (08/05)            $839,663        $704,067     1.86       1.56             1.56
   146             NAP            NAP                 $656,603        $614,944     1.39       1.30             1.30
   147        $722,736        T-12 (08/05)            $683,681        $604,242     1.75       1.55             1.29
   148        $662,663      T-12 (06/30/05)           $606,556        $525,006     1.43       1.24             1.24
   149        $484,920        T-12 (11/05)            $542,923        $522,523     1.26       1.22             1.22
   150        $555,899    T-9 (09/30/05) Ann.         $569,745        $536,650     1.29       1.22             1.22
   151        $457,803        T-12 (10/05)            $548,001        $513,001     1.30       1.22             1.22
   152        $744,212      T-12 (10/31/05)           $731,748        $640,835     1.61       1.41             1.41
   153        $824,041      T-12 (08/31/05)           $750,480        $660,851     1.81       1.60             1.60
   154             NAP            NAP                 $494,312        $492,089     1.24       1.23             1.23
   155        $840,015      T-12 (07/31/05)           $733,420        $658,774     1.66       1.49             1.49
   156        $631,986         12/31/2005             $579,659        $511,392     1.49       1.32             1.32
   157        $407,055        T-12 (09/05)            $587,941        $504,855     1.68       1.45             1.21

   158             NAP            NAP                 $389,680        $337,633     1.61       1.39             1.17
   159             NAP            NAP                 $160,790        $139,314     1.61       1.39             1.17
   160        $149,760        T-12 (09/05)            $597,859        $549,564     1.78       1.63             1.22
   161        $544,938    T-7 (07/31/05) Ann.         $482,327        $452,231     1.33       1.25             1.25
   162        $453,647   Annualized (10/31/05)        $466,006        $442,756     1.27       1.21             1.21
   163             NAP            NAP                 $660,657        $645,957     2.16       2.11             1.75
   164        $248,549        T-12 (07/05)            $482,728        $450,109     1.35       1.26             1.26
   165        $654,303         12/31/2005             $570,031        $524,611     1.60       1.47             1.47
   166        $608,237     T-12 (05/31/2005)          $538,074        $515,274     1.25       1.20             1.20
   167        $343,352      T-12 (08/31/05)           $545,227        $466,485     1.82       1.56             1.29
   168        $494,662        T-12 (10/05)            $513,888        $479,888     1.34       1.25             1.25
   169             NAP            NAP                 $573,692        $485,168     1.59       1.35             1.35
   170        $459,313    T-8 (06/30/05) Ann.         $489,846        $470,330     1.44       1.39             1.39
   171        $541,460      T-6 (06/05) Ann.          $510,665        $446,015     1.44       1.26             1.26
   172             NAP            NAP                 $448,233        $428,258     1.68       1.61             1.29
   173        $135,667       2004/2005 T-10           $465,230        $421,772     1.74       1.58             1.26
   174        $438,199        T-12 (10/05)            $477,815        $449,587     1.37       1.29             1.29
   175        $415,957         12/31/2004             $414,326        $412,814     1.26       1.25             1.25
   176      $1,015,908        T-12 (11/05)            $783,832        $713,713     2.14       1.95             1.95
   177             NAP            NAP                 $542,733        $485,616     1.63       1.46             1.46
   178        $230,559     Annualized (10/05)         $467,927        $415,568     1.40       1.24             1.24
   179        $460,545        T-12 (12/05)            $525,339        $465,589     1.85       1.64             1.37
   180             NAP            NAP                 $443,398        $422,518     1.77       1.69             1.36
   181         $19,242    T-7 (07/31/05) Ann.         $432,402        $416,786     1.43       1.38             1.38
   182        $446,265      T-12 (06/30/05)           $441,221        $394,661     1.76       1.58             1.28
   183        $884,409        T-12 (08/05)            $728,430        $579,438     1.97       1.56             1.56
   184             NAP            NAP                 $538,736        $519,455     2.56       2.46             2.46
   185        $385,756         12/31/2004             $421,763        $402,163     1.39       1.33             1.33
   186        $423,032         12/31/2004             $409,206        $381,271     1.33       1.24             1.24
   187        $391,291      T-12 (07/31/05)           $497,347        $480,673     1.61       1.56             1.56
   188        $424,438         12/31/2004             $435,737        $391,780     1.72       1.55             1.27
   189        $419,256        T-12 (10/05)            $393,499        $374,975     1.52       1.45             1.20
   190        $466,904      T-12 (06/30/05)           $411,693        $374,319     1.65       1.50             1.23
   191        $130,507        T-12 (12/05)            $398,650        $368,900     1.33       1.23             1.23
   192        $481,211        T-12 (11/05)            $467,703        $445,654     1.40       1.33             1.33
   193        $416,335        T-12 (12/05)            $414,702        $403,767     1.31       1.28             1.28
   194        $529,117        T-12 (12/05)            $483,257        $470,557     1.92       1.87             1.53

   195         $67,011        T-12 (09/05)            $140,965        $128,868     1.32       1.21             1.21
   196         $30,241        T-12 (09/05)             $63,615         $58,156     1.32       1.21             1.21
   197         $25,774        T-12 (09/05)             $54,217         $49,565     1.32       1.21             1.21
   198         $25,430        T-12 (09/05)             $53,494         $48,904     1.32       1.21             1.21
   199         $23,368        T-12 (09/05)             $49,157         $44,939     1.32       1.21             1.21
   200         $22,681        T-12 (09/05)             $47,711         $43,617     1.32       1.21             1.21
   201             NAP            NAP                 $378,139        $375,965     1.26       1.25             1.25
   202        $403,397      T-12 (09/30/05)           $387,220        $362,531     1.62       1.52             1.24
   203             NAP            NAP                 $398,524        $384,705     1.62       1.57             1.30
   204        $583,083         12/31/2004             $527,528        $484,503     1.73       1.59             1.59
   205        $517,791      T-9 (09/05) Ann.          $438,388        $406,388     1.30       1.21             1.21
   206             NAP            NAP                 $362,181        $344,369     1.29       1.22             1.22
   207        $248,917   Annualized (09/30/05)        $353,665        $333,645     1.60       1.51             1.22
   208             NAP            NAP                 $435,586        $407,306     1.58       1.48             1.48
   209        $515,375        T-12 (09/05)            $509,674        $462,174     1.60       1.45             1.45
   210             NAP            NAP                 $415,395        $369,087     1.46       1.30             1.30
   211             NAP            NAP                 $321,581        $319,781     1.16       1.16             1.16
   212             NAP            NAP                 $349,200        $347,016     1.21       1.20             1.20
   213             NAP            NAP                 $355,929        $337,929     1.28       1.22             1.22
   214        $335,093      T-12 (08/31/05)           $347,916        $321,016     1.64       1.52             1.23
   215             NAP            NAP                 $302,640        $301,158     1.24       1.24             1.24
   216        $342,300      T-12 (08/31/05)           $331,061        $309,954     1.67       1.57             1.27
   217             NAP            NAP                 $397,452        $348,117     1.57       1.38             1.38
   218        $300,271   Annualized (08/20/05)        $382,594        $350,936     2.00       1.83             1.47
   219             NAP            NAP                 $457,369        $419,193     1.90       1.74             1.74
   220        $321,986        T-12 (10/05)            $350,967        $328,308     1.36       1.27             1.27
   221        $293,661        T-12 (09/05)            $336,743        $309,582     1.32       1.21             1.21
   222             NAP            NAP                 $349,392        $316,058     1.36       1.23             1.23
   223             NAP            NAP                 $300,713        $290,463     1.53       1.48             1.21
   224             NAP            NAP                 $287,120        $284,852     1.47       1.46             1.20
   225        $316,869         12/31/2004             $321,321        $298,061     1.70       1.57             1.27
   226             NAP            NAP                 $382,510        $347,727     1.56       1.42             1.42
   227             NAP            NAP                 $365,690        $363,517     1.55       1.54             1.54
   228        $415,874        T-12 (09/05)            $343,778        $304,051     1.79       1.58             1.58
   229        $119,637        T-6 (07/05)             $306,184        $273,211     1.37       1.22             1.22
   230        $276,800        T-12 (09/05)            $272,470        $260,470     1.49       1.42             1.18
   231        $353,358    T-6 (06/30/05) Ann.         $329,375        $279,329     1.77       1.50             1.25
   232        $275,760    T-9 (09/30/05) Ann.         $323,296        $285,114     1.45       1.28             1.28
   233        $315,837        T-12 (10/05)            $317,675        $296,268     1.48       1.38             1.38
   234             NAP            NAP                 $236,400        $236,400     1.16       1.16             1.16
   235        $347,469        T-12 (04/05)            $339,564        $274,417     1.69       1.36             1.36
   236        $294,993      T-12 (08/31/05)           $262,621        $246,697     1.56       1.47             1.20
   237        $279,970      T-12 (10/31/05)           $264,135        $258,473     1.53       1.50             1.24
   238        $310,125      T-12 (09/30/05)           $273,645        $250,218     1.75       1.60             1.29
   239        $229,070        T-12 (10/05)            $264,871        $249,267     1.54       1.45             1.21
   240        $340,686        T-12 (09/05)            $297,144        $282,141     1.45       1.38             1.38
   241        $203,271    T-8 (08/31/05) Ann.         $259,508        $239,262     1.32       1.22             1.22
   242        $331,564        T-12 (01/06)            $291,250        $281,250     1.41       1.37             1.37
   243        $292,879      T-12 (08/31/05)           $283,574        $262,578     1.42       1.32             1.32
   244        $206,887      T-12 (07/31/05)           $242,875        $241,426     1.61       1.60             1.60
   245        $114,347        T-12 (08/05)            $257,260        $243,760     1.50       1.42             1.20
   246        $277,450         12/31/2004             $291,129        $284,803     1.53       1.50             1.50
   247        $145,295        T-12 (10/05)            $275,624        $261,624     1.41       1.34             1.34
   248        $134,250      T-12 (07/31/05)           $241,658        $229,684     1.31       1.24             1.24
   249        $243,989         12/31/2004             $263,080        $232,066     1.76       1.55             1.26
   250             NAP            NAP                 $240,178        $226,254     1.30       1.22             1.22
   251        $213,648      T-12 (07/31/05)           $245,073        $232,367     1.36       1.29             1.29
   252        $247,441      T-12 (07/31/05)           $246,621        $237,371     1.86       1.79             1.40
   253        $234,659        T-12 (08/05)            $260,735        $241,353     1.36       1.26             1.26
   254        $289,030        T-12 (09/05)            $250,352        $235,102     1.60       1.51             1.26
   255        $239,342    T-9 (09/30/05) Ann.         $224,423        $208,790     1.55       1.44             1.18
   256        $284,976        T-12 (12/05)            $283,481        $250,237     1.84       1.63             1.36
   257        $249,383    T-9 (09/30/05) Ann.         $259,357        $249,357     1.25       1.20             1.20
   258             NAP            NAP                 $225,622        $218,162     1.65       1.60             1.29
   259             NAP            NAP                 $210,291        $200,916     1.56       1.49             1.20
   260        $481,589      T-12 (10/31/05)           $394,044        $374,790     2.28       2.17             2.17
   261        $266,342    T-10 (10/31/05) Ann.        $268,163        $254,726     1.42       1.35             1.35
   262             NAP            NAP                 $264,991        $238,403     1.54       1.39             1.39
   263         $64,574        T-12 (10/05)            $221,220        $213,220     1.25       1.21             1.21
   264             NAP            NAP                 $202,905        $193,005     1.59       1.51             1.21
   265        $183,200      T-12 (10/31/05)           $225,351        $210,436     1.38       1.29             1.29
   266        $257,160        T-12 (09/05)            $223,247        $210,163     1.58       1.49             1.25
   267        $265,465        T-12 (11/05)            $266,719        $261,319     1.63       1.60             1.60
   268             NAP            NAP                 $201,466        $193,058     1.25       1.20             1.20
   269        $243,260      T-12 (05/31/05)           $219,327        $190,154     1.45       1.26             1.26
   270        $187,121   Annualized (05/31/05)        $191,001        $189,541     1.26       1.25             1.25
   271        $145,437        T-12 (12/05)            $212,318        $203,588     1.33       1.27             1.27
   272             NAP            NAP                 $198,744        $198,194     1.28       1.28             1.28
   273             NAP            NAP                 $265,299        $248,919     2.23       2.09             1.39
   274        $231,637      T-12 (07/30/05)           $237,938        $224,938     2.18       2.06             1.61
   275             NAP            NAP                 $206,813        $186,389     1.83       1.65             1.33
   276        $191,849         12/31/2004             $214,761        $193,261     1.47       1.32             1.32
   277        $164,388      T-12 (10/31/05)           $229,589        $193,786     1.47       1.24             1.24
   278        $222,059        T-12 (09/05)            $229,208        $196,100     1.58       1.36             1.36
   279        $136,937        T-12 (08/05)            $183,717        $177,174     1.39       1.34             1.34
   280             NAP            NAP                 $208,526        $180,180     1.52       1.31             1.31
   281         $48,902        T-12 (12/05)            $187,467        $180,267     1.40       1.35             1.35
   282             NAP            NAP                 $167,574        $161,154     1.62       1.56             1.25
   283        $171,792        T-12 (10/05)            $179,559        $162,555     1.64       1.48             1.23
   284             NAP            NAP                 $173,587        $159,469     1.69       1.55             1.26
   285        $125,066        T-12 (10/05)            $190,615        $176,001     1.41       1.30             1.30
   286        $285,852        T-12 (09/05)            $192,454        $186,590     1.32       1.28             1.28
   287        $127,741        T-12 (09/05)            $200,463        $191,281     1.84       1.75             1.47
   288        $120,909        T-12 (10/05)            $172,593        $160,650     1.33       1.23             1.23
   289             NAP            NAP                 $289,903        $280,924     2.16       2.10             2.10
   290        $190,644    T-9 (09/30/05) Ann.         $162,295        $152,901     1.80       1.69             1.34
   291             NAP            NAP                 $311,371        $309,148     2.70       2.68             2.68
   292        $174,453        T-12 (12/05)            $153,134        $147,183     1.26       1.21             1.21
   293        $240,097        T-12 (09/05)            $241,953        $209,453     2.19       1.89             1.89
   294        $145,411      T-12 (06/30/05)           $155,970        $149,270     1.47       1.41             1.41
   295             NAP            NAP                 $153,140        $147,247     1.42       1.36             1.36
   296        $476,102        T-12 (09/05)            $372,648        $330,536     3.46       3.07             3.07
   297        $142,432        T-12 (10/05)            $143,337        $138,653     1.40       1.36             1.36

   298         $68,840        T-12 (12/05)             $68,953         $64,571     1.28       1.20             1.20
   299         $41,657        T-12 (12/05)             $41,725         $39,074     1.28       1.20             1.20
   300         $36,361        T-12 (12/05)             $36,421         $34,107     1.28       1.20             1.20
   301         $99,265      T-9 (09/05) Ann.          $159,620        $143,775     1.64       1.47             1.47
   302        $133,431         12/31/2004             $122,341        $115,591     1.43       1.35             1.35
   303        $112,844      T-6 (06/05) Ann.          $130,727        $109,227     1.59       1.33             1.33
   304             NAP            NAP                 $149,925        $143,049     2.10       2.00             1.68
   305        $123,843    T-4 (09/30/05) Ann.         $110,776        $102,042     1.74       1.60             1.25
   306        $188,610    T-9 (09/30/05) Ann.         $130,581        $116,581     1.75       1.56             1.56
   307             NAP            NAP                 $100,122         $92,219     1.33       1.23             1.23
   308          $2,108          T-6 Ann.              $106,231         $98,722     1.49       1.38             1.38

                                                                                   1.59       1.45             1.32

---------------------------------------------------------------------------------------------------------------------------
MORTGAGE   CUT-OFF DATE   BALLOON       BALLOON      APPRAISED  VALUATION
LOAN NO.            LTV       LTV       BALANCE          VALUE  DATE(12)    LARGEST TENANT(13)
---------------------------------------------------------------------------------------------------------------------------

    1             59.3%     43.4%   $67,332,688   $177,000,000 06/01/2005   NAP
    2             59.3%     43.4%   $44,678,700   $111,000,000 06/01/2005   NAP
    3             59.3%     43.4%   $37,127,370    $90,000,000 06/01/2005   NAP
    4             59.3%     43.4%   $29,576,041    $95,000,000 06/01/2005   NAP
    5             59.3%     43.4%   $16,361,214    $43,200,000 06/01/2005   NAP

    6             79.5%     79.5%   $37,280,000    $46,600,000 12/13/2005   Booz Allen Hamilton, Inc.
    7             79.5%     79.5%   $24,000,000    $30,300,000 12/13/2005   Northrop Grumman Systems Corporation
    8             79.5%     79.5%   $10,939,000    $14,000,000 12/14/2005   Arbitron Inc.
    9             79.5%     79.5%    $6,519,000     $8,200,000 12/14/2005   SAIC
   10             79.5%     79.5%    $6,320,000     $7,900,000 12/14/2005   Essex Corporation
   11             79.5%     79.5%    $6,280,500     $7,900,000 12/14/2005   American Home Mortgage Corporation
   12             79.5%     79.5%    $5,406,000     $6,800,000 12/14/2005   EVI Technology, LLC
   13             79.5%     79.5%    $4,849,500     $6,100,000 12/14/2005   Coram Healthcare Corp
   14             79.5%     79.5%    $4,000,000     $5,000,000 12/14/2005   Harris Corporation
   15             79.5%     79.5%    $2,949,000     $3,700,000 12/14/2005   Avnet, Inc.

   16             79.5%     71.3%   $25,654,150    $35,750,000 11/01/2005   NAP
   17             79.5%     71.3%   $22,963,155    $32,000,000 11/07/2005   NAP
   18             79.5%     71.3%   $20,047,911    $28,710,000 11/04/2005   NAP
   19             79.5%     71.3%   $19,016,363    $26,500,000 10/31/2005   NAP

   20             69.7%     58.7%   $32,642,121    $55,500,000 12/01/2005   Thomson, Inc.
   21             69.7%     58.7%   $13,939,068    $23,900,000 12/01/2005   United States Postal Service
   22             69.7%     58.7%    $9,410,341    $16,000,000 12/01/2005   Sur La Table, Inc.
   23             69.7%     58.7%    $7,822,346    $13,300,000 12/01/2005   Logisco
   24             73.3%     64.3%   $56,597,803    $88,000,000 12/04/2005   Bed Bath & Beyond, Inc.
   25             74.8%     69.3%   $53,712,096    $77,500,000 10/27/2005   Miller & Martin, PLLC

   26             73.2%     60.7%   $15,781,616    $26,000,000 02/01/2006   Champman University
   27             73.2%     60.7%   $11,527,298    $19,000,000 05/18/2005   Circuit City
   28             73.2%     60.7%   $10,921,908    $18,000,000 12/01/2005   Crush

   29             73.6%     66.2%   $19,387,112    $29,300,000 12/06/2005   AllState
   30             73.6%     66.2%   $18,129,928    $27,400,000 12/08/2005   AllState
   31             58.3%     58.3%   $40,179,000    $68,900,000 11/01/2005   BJ's Wholesale Club, Inc.
   32             76.8%     76.8%   $38,000,000    $49,500,000 11/23/2005   First Insurance Company of Hawaii, Ltd.
   33             69.4%     64.5%   $34,522,100    $53,500,000 09/14/2005   Ralphs Grocery

   34             82.0%     75.1%   $11,995,471    $15,900,000 10/11/2005   Hob-Lob, LP
   35             82.0%     75.1%    $9,939,010    $13,750,000 10/11/2005   Staples, Inc.
   36             82.0%     75.1%    $5,038,263     $6,200,000 10/11/2005   Beauty Brands
   37             82.0%     75.1%    $3,370,934     $4,600,000 10/11/2005   Cingular Wireless
   38             82.0%     75.1%    $2,633,562     $3,450,000 10/11/2005   Cardinal Fitness

   39             56.2%     56.2%   $23,731,496    $43,000,000 11/10/2005   Petsmart
   40             56.2%     56.2%   $11,840,690    $20,300,000 11/03/2005   Raytheon Company
   41             74.5%     74.5%   $35,000,000    $47,000,000 10/03/2005   Publix

   42             67.3%     44.2%   $12,198,130    $25,500,000 01/01/2006   Schneider Resources, Inc.
   43             67.3%     44.2%    $9,725,714    $24,150,000 04/21/2006   Wal-Mart Stores East, LP
   44             63.0%     63.0%   $30,245,000    $48,000,000 04/18/2005   BYSIS
   45             75.5%     70.9%   $28,340,248    $40,000,000 12/05/2005   Farmers New World Life Insurance Company
   46             73.7%     62.3%   $24,423,783    $39,200,000 11/03/2005   Euromarket Designs, Inc. (C&B)
   47             70.3%     59.0%   $22,596,036    $38,300,000 12/14/2005   Northrop Grumman Space & Mission Systems Corp.
   48             78.8%     72.9%   $23,336,627    $32,000,000 06/15/2005   The Bon-Ton Department Store
   49             80.0%     80.0%   $24,080,000    $30,100,000 11/09/2005   NAP
   50             79.2%     70.7%   $21,413,952    $30,300,000 11/30/2005   Facey Medical Foundation
   51             73.4%     61.3%   $19,312,440    $31,500,000 07/13/2005   Plexus EAC
   52             68.6%     63.8%   $20,548,274    $32,200,000 09/28/2005   Ross Dress for Less
   53             64.3%     57.7%   $19,737,928    $34,200,000 10/18/2005   NAP
   54             75.2%     65.6%   $18,509,707    $28,200,000 07/15/2005   Midatlantic Cardiovascular
   55             80.0%     78.1%   $20,316,441    $26,000,000 12/02/2005   PST Services
   56             74.1%     66.2%   $17,885,686    $27,000,000 07/28/2005   NAP
   57             79.5%     71.2%   $17,911,318    $25,150,000 08/22/2005   NAP
   58             75.7%     66.4%   $17,207,094    $25,900,000 07/28/2005   Kmart Corporation
   59             80.0%     71.4%   $17,128,975    $24,000,000 06/10/2005   Office Depot, Inc.

   60             54.0%     54.0%    $5,997,350    $10,200,000 07/15/2005   Citizens Property Insurance
   61             54.0%     54.0%    $5,432,557    $10,150,000 09/01/2005   Wickes Furniture Company
   62             54.0%     54.0%    $4,278,000     $9,200,000 06/15/2005   Stonebridge Dental
   63             54.0%     54.0%    $3,053,250     $5,175,000 07/11/2005   Rasmussen College
   64             78.4%     60.3%   $14,232,057    $23,600,000 07/22/2005   Tweeters

   65             75.4%     63.1%    $5,736,117     $8,600,000 09/16/2005   TJ Maxx of Illinois, Inc.
   66             75.4%     63.1%    $5,469,321     $8,700,000 04/01/2006   Sofa Express Inc.
   67             75.4%     63.1%    $4,218,715     $7,150,000 04/01/2006   Guitar Center Stores Inc.
   68             78.9%     69.3%   $15,798,469    $22,800,000 12/08/2005   NAP
   69             75.8%     67.3%   $15,118,675    $22,480,000 08/23/2005   Danky's Sport Bar & Grille
   70             76.7%     73.8%   $15,871,310    $21,500,000 11/01/2005   La-Z-Boy
   71             64.3%     57.5%   $14,654,036    $25,500,000 06/17/2005   NAP
   72             74.9%     69.2%   $14,870,406    $21,500,000 07/28/2005   Giant Food Stores

   73             77.7%     69.7%    $8,106,765    $11,900,000 12/01/2005   Back Bay Restaurant Group
   74             77.7%     69.7%    $3,443,582     $4,800,000 12/01/2005   Healthtrax
   75             77.7%     69.7%    $2,833,781     $3,950,000 12/01/2005   Circle Furniture
   76             80.0%     69.9%   $13,974,006    $20,000,000 10/13/2005   NAP
   77             73.9%     73.9%   $15,675,000    $21,200,000 11/20/2005   H.E.B. Grocery Co.
   78             80.0%     74.9%   $14,452,890    $19,300,000 10/18/2005   NAP
   79             70.9%     63.9%   $13,746,193    $21,500,000 02/04/2005   NAP
   80             76.1%     65.7%   $12,941,179    $19,700,000 07/25/2005   BI-LO, LLC
   81             59.0%     59.0%   $14,425,500    $24,450,000 01/01/2006   Schnucks Food
   82             70.8%     59.5%   $11,908,616    $20,000,000 10/21/2005   Gambro
   83             76.8%     67.7%   $12,336,597    $18,220,000 11/03/2005   NAP
   84             78.7%     73.0%   $12,986,276    $17,800,000 06/21/2005   Shaw's Supermarkets
   85             78.4%     73.2%   $12,961,081    $17,700,000 11/23/2005   NAP
   86             72.3%     62.8%   $11,813,359    $18,800,000 07/25/2005   NAP
   87             80.0%     71.3%   $12,114,526    $17,000,000 07/20/2005   TJ Maxx
   88             78.0%     67.1%   $11,480,927    $17,100,000 10/06/2005   Gold's Gym

   89             79.1%     67.0%    $4,816,482     $7,190,000 09/23/2005   NAP
   90             79.1%     67.0%    $3,617,386     $5,400,000 09/23/2005   NAP
   91             79.1%     67.0%    $2,820,221     $4,210,000 09/23/2005   NAP
   92             79.8%     71.2%   $11,608,493    $16,300,000 05/16/2005   Comerica Bank - Training Center
   93             76.1%     64.0%   $10,883,151    $17,000,000 07/11/2005   Bridges, Billiards, & Grill
   94             79.5%     73.6%   $11,556,552    $15,700,000 05/19/2005   NAP
   95             72.0%     60.6%   $10,476,534    $17,300,000 09/29/2005   Pathmark
   96             79.6%     73.4%   $11,154,051    $15,200,000 08/17/2005   NAP
   97             73.6%     58.6%    $9,557,260    $16,300,000 08/23/2005   Roja, LLC
   98             76.9%     71.4%   $11,141,757    $15,600,000 09/14/2005   NAP
   99             80.0%     73.8%   $11,002,638    $14,900,000 07/11/2005   Advanced Imaging Partners
   100            78.7%     68.3%   $10,250,416    $15,000,000 06/05/2005   Harris Teeter
   101            66.8%     66.8%   $11,750,000    $17,600,000 11/01/2005   Sparling Technology, Inc.
   102            68.9%     58.0%    $9,392,711    $16,200,000 10/21/2005   County of Orange
   103            75.3%     63.5%    $9,277,608    $14,600,000 08/01/2005   NAP
   104            79.6%     67.4%    $9,297,773    $13,790,000 10/06/2005   NAP
   105            73.8%     56.0%    $8,287,459    $14,800,000 08/29/2005   Thomasville
   106            70.8%     64.1%    $9,610,139    $15,000,000 11/24/2004   NAP
   107            73.1%     65.9%    $9,506,609    $14,430,000 11/10/2005   Circuit City Stores, Inc
   108            69.4%     61.8%    $8,901,704    $14,400,000 06/14/2004   North Shore Community Services

   109            75.0%     62.2%    $5,784,411     $9,300,000 10/18/2005   Ollie's Bargain Outlet
   110            75.0%     62.2%      $808,573     $1,300,000 10/21/2005   Dollar General
   111            75.0%     62.2%      $317,210       $510,000 10/18/2005   Dollar General
   112            75.0%     62.2%      $286,110       $460,000 10/18/2005   Dollar General
   113            75.0%     62.2%      $279,891       $450,000 10/18/2005   Dollar General
   114            75.0%     62.2%      $267,452       $430,000 10/18/2005   Dollar General
   115            75.0%     62.2%      $261,232       $420,000 10/18/2005   Dollar General
   116            79.9%     67.4%    $8,091,904    $12,000,000 10/13/2005   Food Lion
   117            58.5%     58.5%    $9,558,000    $16,350,000 10/17/2005   DSW Shoe Warehouse
   118            79.0%     73.4%    $8,732,597    $11,900,000 10/28/2005   NAP
   119            69.0%     69.0%    $9,250,000    $13,400,000 10/10/2005   NAP
   120            62.5%     51.5%    $7,401,100    $14,360,000 12/01/2005   J.C. Penney
   121            78.4%     65.8%    $7,510,805    $11,410,000 09/07/2005   Indigo Joe's Sports Pub & Restaurant
   122            64.5%     54.8%    $7,453,402    $13,600,000 10/14/2005   24 Hour Fitness USA, Inc.
   123            76.1%     66.9%    $7,697,868    $11,500,000 11/16/2005   NAP
   124            76.7%     66.8%    $7,232,347    $10,820,000 05/17/2005   Wild Oats Markets, Inc. dba Henry's Marketplace
   125            76.7%     64.2%    $6,854,074    $10,670,000 10/11/2005   NAP
   126            55.0%     47.5%    $6,890,661    $14,500,000 10/14/2005   NAP
   127            76.5%     63.9%    $6,645,016    $10,400,000 06/13/2005   NAP
   128            71.2%     59.8%    $6,609,553    $11,050,000 09/01/2005   Men's Fashion
   129            74.1%     65.4%    $6,936,493    $10,600,000 10/04/2005   NAP
   130            77.5%     68.1%    $6,813,245    $10,000,000 10/05/2005   Chilly TJJ's Incorporated
   131            79.6%     66.5%    $6,319,238     $9,500,000 08/08/2005   Sleepy's Inc.
   132            79.6%     66.9%    $6,325,580     $9,450,000 10/26/2005   NAP
   133            75.0%     67.2%    $6,718,582    $10,000,000 01/01/2006   Mission Federal Credit Union
   134            77.5%     65.5%    $6,316,496     $9,650,000 11/15/2005   Mikado II
   135            68.6%     44.6%    $4,683,844    $10,500,000 09/02/2005   Cobb Theater
   136            79.6%     67.3%    $6,058,502     $9,000,000 09/01/2005   Thomasville
   137            56.5%     36.2%    $4,556,094    $12,600,000 10/06/2005   NAP
   138            69.4%     58.6%    $5,972,689    $10,200,000 06/07/2005   Z Gallerie
   139            78.3%     69.3%    $6,240,909     $9,000,000 09/02/2005   NAP
   140            78.1%     65.4%    $5,883,336     $9,000,000 08/23/2005   Sports Authority
   141            68.9%     52.7%    $5,325,463    $10,100,000 07/19/2005   24 Hour Fitness USA, Inc.
   142            77.9%     69.5%    $6,189,729     $8,900,000 08/04/2005   J&M Sales, Inc. d/b/a Fallas Parades
   143            67.9%     56.9%    $5,742,712    $10,100,000 07/26/2005   Planned System Integrations (PSI)
   144            67.0%     67.0%    $6,700,000    $10,000,000 10/25/2005   NAP
   145            60.9%     50.9%    $5,599,229    $11,000,000 08/22/2005   Bentley World Packaging
   146            79.0%     67.0%    $5,664,689     $8,450,000 10/28/2005   Panera Bread
   147            73.4%     64.8%    $5,866,846     $9,050,000 03/21/2005   Tom's Food Market, Inc
   148            76.6%     64.0%    $5,311,543     $8,300,000 06/28/2005   Weis Markets
   149            79.6%     66.7%    $5,272,408     $7,900,000 10/27/2005   NAP
   150            75.8%     64.4%    $5,216,685     $8,100,000 10/17/2005   Pizza Pro
   151            74.8%     63.1%    $5,140,263     $8,150,000 11/09/2005   NAP
   152            67.6%     52.0%    $4,680,043     $9,000,000 10/24/2005   NAP
   153            73.2%     61.4%    $5,100,003     $8,300,000 10/10/2005   NAP
   154            70.4%     58.6%    $5,040,436     $8,600,000 08/28/2005   Walgreen Co.
   155            73.8%     56.5%    $4,629,627     $8,200,000 08/03/2005   NAP
   156            63.5%     52.6%    $4,947,836     $9,400,000 08/31/2005   American Hotel Register Company
   157            80.0%     74.7%    $5,565,642     $7,450,000 10/27/2005   Ortale, Kelly, Herbert & Crawford

   158            79.7%     69.8%    $3,593,015     $5,150,000 09/21/2005   Saertex USA
   159            79.7%     69.8%    $1,482,555     $2,125,000 09/20/2005   Hunter Engineering
   160            79.3%     60.7%    $4,401,447     $7,250,000 11/04/2005   Wendel Duschscherer
   161            76.0%     63.3%    $4,557,304     $7,200,000 08/03/2005   Peppinos Inc.
   162            66.1%     55.6%    $4,502,152     $8,100,000 11/21/2005   NAP
   163            70.7%     62.3%    $4,672,525     $7,500,000 07/25/2005   NAP
   164            73.4%     61.4%    $4,420,186     $7,200,000 08/01/2005   Painter & Allied
   165            49.5%     41.5%    $4,423,030    $10,650,000 08/08/2005   NAP
   166            76.3%     49.4%    $3,406,400     $6,900,000 08/10/2005   University of Arizona
   167            70.0%     62.9%    $4,716,858     $7,500,000 10/04/2005   Banner Health
   168            79.8%     68.4%    $4,444,048     $6,500,000 10/31/2005   NAP
   169            71.3%     58.7%    $4,261,290     $7,260,000 09/29/2005   TW Metals, Inc. - Carol Stream, IL
   170            74.3%     61.9%    $4,300,595     $6,950,000 06/03/2005   Waterstone Market
   171            74.3%     62.6%    $4,321,935     $6,900,000 07/25/2005   Greene-Hazel & Associates
   172            67.6%     59.0%    $4,363,226     $7,400,000 08/20/2005   Circuit City
   173            73.5%     62.2%    $4,230,337     $6,800,000 07/15/2005   SKCAY Enterprises & San Diego Volleyball Club
   174            61.6%     52.0%    $4,212,439     $8,100,000 08/22/2005   NAP
   175            75.8%     63.3%    $4,144,391     $6,550,000 07/07/2005   Walgreen's
   176            70.8%     54.4%    $3,808,556     $7,000,000 04/11/2005   NAP
   177            78.6%     66.1%    $4,099,339     $6,200,000 07/05/2005   Brand Bank
   178            79.8%     67.3%    $4,057,138     $6,025,000 12/10/2005   Romelco OHS Exec. Suites
   179            78.2%     69.1%    $4,251,067     $6,150,000 12/13/2005   NAP
   180            70.0%     61.1%    $4,092,705     $6,700,000 08/20/2005   Stein Mart, Inc.
   181            77.0%     64.0%    $3,840,355     $6,000,000 07/07/2005   Marlow's
   182            80.0%     70.0%    $4,023,897     $5,750,000 07/13/2005   NAP
   183            69.4%     54.9%    $3,624,252     $6,600,000 09/28/2005   NAP
   184            57.5%     57.5%    $4,543,000     $7,900,000 10/01/2005   Ridge Tool Company
   185            74.2%     62.0%    $3,782,042     $6,100,000 09/17/2005   AAA
   186            68.0%     57.2%    $3,773,857     $6,600,000 10/21/2005   St. Margaret's School
   187            50.9%     42.8%    $3,770,703     $8,800,000 08/18/2005   NAP
   188            78.6%     69.1%    $3,938,495     $5,700,000 11/15/2005   The Blindspot
   189            67.7%     61.0%    $4,005,964     $6,570,000 11/02/2005   Barbeques Galore
   190            68.5%     60.1%    $3,907,571     $6,500,000 06/29/2005   Roy H Long Realty Co
   191            77.2%     64.6%    $3,721,714     $5,760,000 10/31/2005   NAP
   192            72.7%     56.1%    $3,423,476     $6,100,000 07/19/2005   FAMSA
   193            79.8%     67.8%    $3,761,781     $5,550,000 10/18/2005   NAP
   194            77.2%     67.3%    $3,834,069     $5,700,000 10/11/2005   NAP

   195            77.5%     65.6%    $1,279,753     $1,950,000 10/19/2005   Social Security Admin
   196            77.5%     65.6%      $577,530       $880,000 10/19/2005   Dollar General
   197            77.5%     65.6%      $492,213       $750,000 10/19/2005   Dollar General
   198            77.5%     65.6%      $485,650       $740,000 10/19/2005   Auto Point
   199            77.5%     65.6%      $446,273       $680,000 10/19/2005   Dollar General
   200            77.5%     65.6%      $433,147       $660,000 10/19/2005   Dollar General
   201            72.3%     60.9%    $3,656,707     $6,000,000 08/19/2005   Walgreens
   202            67.9%     63.1%    $3,977,425     $6,300,000 10/21/2005   Ski.com
   203            74.9%     63.1%    $3,579,741     $5,675,000 05/01/2006   Trader Joe's
   204            70.0%     63.4%    $3,802,220     $6,000,000 04/27/2005   Pfizer Inc
   205            59.7%     38.2%    $2,676,307     $7,000,000 10/06/2005   NAP
   206            78.8%     66.0%    $3,498,501     $5,300,000 07/28/2005   Surgery Center of Lancaster
   207            73.6%     64.2%    $3,597,871     $5,600,000 10/05/2005   U.S. Government
   208            71.1%     59.7%    $3,446,573     $5,775,000 01/25/2005   Bruno's
   209            77.4%     70.5%    $3,731,599     $5,290,000 04/05/2005   NAP
   210            66.9%     55.1%    $3,359,864     $6,100,000 10/14/2005   TW Metals, Inc.
   211            54.4%     45.6%    $3,420,768     $7,500,000 08/24/2005   NAP
   212            70.3%     59.6%    $3,435,727     $5,760,000 11/18/2005   Walgreen Co.
   213            79.8%     67.3%    $3,365,908     $5,000,000 10/12/2005   NAP
   214            67.2%     60.1%    $3,483,415     $5,800,000 09/01/2005   Weston's Market
   215            74.5%     62.0%    $3,067,432     $4,950,000 09/26/2005   Walgreens
   216            61.1%     54.6%    $3,260,119     $5,970,000 09/01/2005   Ramona Auto Services, Inc.
   217            65.7%     54.1%    $2,991,097     $5,530,000 10/02/2005   TW-Metals Inc. - Forest Park, GA
   218            75.8%     67.6%    $3,208,755     $4,750,000 08/19/2005   Northern Tool & Equipment
   219            67.8%     56.9%    $3,015,854     $5,300,000 01/31/2005   Food World
   220            79.8%     67.9%    $3,054,562     $4,500,000 10/25/2005   NYSARC, INC.
   221            77.8%     66.1%    $3,039,166     $4,600,000 11/28/2005   New Hope Community Church
   222            58.6%     50.1%    $3,003,951     $6,000,000 10/31/2005   Adjoined Consulting, Inc.
   223            66.0%     59.2%    $3,138,050     $5,300,000 10/19/2005   NAP
   224            68.6%     65.9%    $3,362,548     $5,100,000 10/03/2005   Walgreens
   225            72.2%     64.4%    $3,125,539     $4,850,000 07/25/2005   Metropolis Label Corp.
   226            69.7%     51.0%    $2,498,401     $4,900,000 08/04/2005   Advanced Circuits
   227            61.2%     51.7%    $2,845,098     $5,500,000 10/25/2005   Walgreen Co.
   228            68.4%     68.4%    $3,350,000     $4,900,000 10/10/2005   Technology Collaborative
   229            77.7%     64.9%    $2,792,490     $4,300,000 07/28/2005   Richard Mattison
   230            76.2%     66.2%    $2,782,358     $4,200,000 09/19/2005   NAP
   231            77.1%     74.2%    $3,080,731     $4,150,000 10/01/2005   Neopost
   232            75.5%     63.7%    $2,692,726     $4,230,000 10/18/2005   The GEO Group
   233            57.3%     48.2%    $2,605,435     $5,400,000 11/09/2005   Albertsons
   234            74.7%     62.1%    $2,559,233     $4,120,000 09/19/2005   CVS
   235            76.8%     71.7%    $2,867,141     $4,000,000 05/12/2005   The Looney Bin
   236            71.4%     61.3%    $2,575,249     $4,200,000 10/11/2005   Tandy Corp, dba Radio Shack
   237            76.9%     71.7%    $2,797,330     $3,900,000 10/28/2005   NAP
   238            74.4%     65.0%    $2,533,213     $3,900,000 08/31/2005   Media Evolution
   239            78.4%     69.3%    $2,565,436     $3,700,000 10/11/2005   NAP
   240            76.1%     64.5%    $2,451,231     $3,800,000 11/21/2005   NAP
   241            73.1%     61.3%    $2,422,561     $3,950,000 10/06/2005   Anytime Fitness
   242            62.5%     53.1%    $2,442,221     $4,600,000 11/03/2005   NAP
   243            74.5%     63.1%    $2,397,584     $3,800,000 09/06/2005   Family Medical Care, P.A.
   244            72.7%     72.7%    $2,800,000     $3,850,000 07/21/2005   Walgreen, Co.
   245            75.9%     66.1%    $2,437,318     $3,689,000 01/01/2006   NAP
   246            68.0%     57.1%    $2,340,468     $4,100,000 08/11/2005   Texas Roadhouse
   247            77.6%     65.8%    $2,334,276     $3,550,000 10/11/2005   NAP
   248            69.5%     58.2%    $2,292,282     $3,940,000 08/01/2005   Thai Restaurant
   249            77.7%     66.5%    $2,328,098     $3,500,000 07/01/2005   Threads of Time
   250            77.2%     64.8%    $2,268,667     $3,500,000 10/14/2005   Panda Express
   251            79.0%     66.1%    $2,249,036     $3,400,000 08/18/2005   Black Belt Academy, Inc.
   252            79.5%     73.4%    $2,457,580     $3,350,000 08/17/2005   NAP
   253            74.1%     63.2%    $2,259,673     $3,575,000 09/01/2005   Wilson Ear, Nose & Throat
   254            75.0%     66.4%    $2,322,881     $3,500,000 11/02/2005   NAP
   255            60.5%     56.2%    $2,418,594     $4,300,000 10/21/2005   Amen Wardy
   256            80.0%     70.7%    $2,298,830     $3,250,000 12/20/2005   NAP
   257            64.7%     41.4%    $1,656,761     $4,000,000 10/06/2005   NAP
   258            65.0%     60.3%    $2,356,212     $3,910,000 10/01/2005   Surewest Wireless
   259            79.7%     74.0%    $2,320,208     $3,135,000 08/22/2005   Mattress Firm Operating, Ltd.
   260            55.4%     46.7%    $2,100,523     $4,500,000 10/03/2005   NAP
   261            68.3%     52.7%    $1,923,956     $3,650,000 10/27/2005   Houligan's
   262            62.2%     52.5%    $2,098,027     $4,000,000 09/27/2005   TW Metals
   263            66.7%     62.6%    $2,315,819     $3,700,000 10/11/2005   NAP
   264            72.7%     63.5%    $2,094,348     $3,300,000 08/20/2005   Office Depot
   265            78.5%     65.9%    $2,009,152     $3,050,000 11/01/2005   Connecticut River Community Bank
   266            79.2%     70.1%    $2,102,384     $3,000,000 11/02/2005   NAP
   267            73.3%     61.8%    $1,976,876     $3,200,000 11/29/2005   NAP
   268            78.1%     65.6%    $1,968,985     $3,000,000 10/01/2005   7-Eleven, Inc.
   269            78.3%     65.1%    $1,921,635     $2,950,000 06/14/2005   Akron General Medical Center
   270            76.9%     64.2%    $1,906,415     $2,970,000 07/08/2005   Walgreens
   271            69.9%     59.4%    $1,905,700     $3,210,000 10/25/2005   NAP
   272            74.8%     63.0%    $1,888,655     $3,000,000 11/01/2005   Commerce Bank
   273            74.6%     51.3%    $1,513,485     $2,950,000 06/27/2005   National Vendor Services (Office and Warehouse)
   274            79.4%     73.3%    $2,014,773     $2,750,000 08/17/2005   NAP
   275            80.8%     70.6%    $1,834,371     $2,600,000 10/12/2005   Mission Foods
   276            70.3%     59.5%    $1,767,596     $2,970,000 08/29/2005   NAP
   277            73.7%     56.9%    $1,593,035     $2,800,000 10/24/2005   Severn Trent Laboratories, Inc
   278            73.9%     63.0%    $1,701,423     $2,700,000 11/18/2005   Murray's Auto
   279            79.6%     66.6%    $1,651,075     $2,480,000 08/09/2005   NAP
   280            70.4%     59.4%    $1,662,916     $2,800,000 10/13/2005   SBC
   281            74.7%     62.8%    $1,631,872     $2,600,000 09/23/2005   NAP
   282            62.6%     54.6%    $1,692,932     $3,100,000 08/20/2005   Washington Mutual
   283            79.2%     69.8%    $1,675,030     $2,400,000 10/27/2005   Intecon, Inc
   284            80.0%     69.9%    $1,660,843     $2,375,000 12/01/2005   Comet Cleaners
   285            77.1%     65.5%    $1,610,244     $2,460,000 10/11/2005   Tan Lines
   286            67.6%     52.5%    $1,471,058     $2,800,000 10/27/2005   NAP
   287            75.9%     65.7%    $1,593,013     $2,425,000 12/04/2005   NAP
   288            68.6%     58.4%    $1,531,281     $2,620,000 11/09/2005   US Cellular
   289            39.9%     30.7%    $1,379,575     $4,500,000 10/17/2005   Eckerd
   290            68.6%     63.5%    $1,618,461     $2,550,000 10/01/2005   Payless Shoes
   291            32.9%     27.7%    $1,399,793     $5,050,000 09/14/2005   Walgreen Co.
   292            77.9%     60.3%    $1,235,778     $2,050,000 11/11/2005   NAP
   293            48.3%     40.8%    $1,345,082     $3,300,000 10/28/2005   NAP
   294            78.8%     65.8%    $1,328,585     $2,020,000 08/12/2005   NAP
   295            75.6%     64.4%    $1,274,218     $1,980,000 03/09/2005   Washington Mutual
   296            23.4%     19.9%    $1,273,848     $6,400,000 11/21/2005   Bonanza Street Books
   297            72.3%     61.3%    $1,225,212     $2,000,000 10/12/2005   NAP

   298            67.0%     53.4%      $520,202       $975,000 09/28/2005   NAP
   299            67.0%     53.4%      $314,789       $590,000 09/28/2005   NAP
   300            67.0%     53.4%      $274,773       $515,000 09/28/2005   NAP
   301            73.4%     62.2%    $1,166,448     $1,875,000 10/10/2005   Bahr Vermeer & Haecker Architects:
   302            79.2%     66.4%    $1,063,138     $1,600,000 02/27/2005   Overly Group
   303            63.3%     52.9%    $1,036,427     $1,960,000 07/13/2005   NAP
   304            50.0%     46.8%    $1,122,096     $2,400,000 10/21/2005   Vanderbilt University
   305            76.8%     63.7%      $891,981     $1,400,000 08/23/2005   Cambria Residential Services
   306            68.9%     58.3%      $898,557     $1,540,000 07/07/2005   NAP
   307            73.5%     62.4%      $892,525     $1,430,000 10/18/2005   Rent A Center West, Inc.
   308            79.9%     67.8%      $847,406     $1,250,000 10/28/2005   LA Tan

                  71.9%     63.0%

------------------------------------------------------------------------------------------------------------------------
MORTGAGE        LEASE                                                                                 LEASE
LOAN NO.   EXPIRATION DATE    % NSF   SECOND LARGEST TENANT(13)                                  EXPIRATION DATE   % NSF
------------------------------------------------------------------------------------------------------------------------

    1            NAP            NAP   NAP                                                              NAP           NAP
    2            NAP            NAP   NAP                                                              NAP           NAP
    3            NAP            NAP   NAP                                                              NAP           NAP
    4            NAP            NAP   NAP                                                              NAP           NAP
    5            NAP            NAP   NAP                                                              NAP           NAP

    6        12/31/2015      100.0%   NAP                                                              NAP           NAP
    7        07/31/2012      100.0%   NAP                                                              NAP           NAP
    8        12/31/2009       26.6%   Sierra Nevada Corporation                                    05/31/2009       9.0%
    9        08/31/2008       58.7%   Manchester Technologies                                      01/31/2009      22.6%
   10        05/31/2012      100.0%   NAP                                                              NAP           NAP
   11        08/31/2009      100.0%   NAP                                                              NAP           NAP
   12        02/28/2016      100.0%   NAP                                                              NAP           NAP
   13        03/31/2010       41.4%   Association Services Corp                                    09/30/2009      15.4%
   14        10/31/2010       80.2%   Benford Food Group                                           09/30/2012       5.4%
   15        12/31/2009      100.0%   NAP                                                              NAP           NAP

   16            NAP            NAP   NAP                                                              NAP           NAP
   17            NAP            NAP   NAP                                                              NAP           NAP
   18            NAP            NAP   NAP                                                              NAP           NAP
   19            NAP            NAP   NAP                                                              NAP           NAP

   20        06/30/2008       67.4%   Carrier Corporation                                          01/09/2013      32.6%
   21        12/31/2010       50.0%   American Wood Moulding                                       06/30/2013      38.5%
   22        01/31/2014       50.0%   Genco Distribution                                           04/30/2008      50.0%
   23        01/31/2011      100.0%   NAP                                                              NAP           NAP
   24        01/31/2012        7.6%   Gart Bros. Sporting Goods Company                            01/31/2015       7.4%
   25        02/29/2016       13.9%   US Bancorp                                                   12/31/2012       9.8%

   26        11/30/2015       20.5%   Keller Williams (KW)                                         11/14/2010      14.5%
   27        12/31/2020       51.2%   Imperial Furniture                                           04/10/2016      28.1%
   28        01/31/2015       24.5%   Massage Envy                                                 07/14/2010       9.8%

   29        12/31/2015      100.0%   NAP                                                              NAP           NAP
   30        12/31/2015      100.0%   NAP                                                              NAP           NAP
   31        10/31/2025       35.9%   TJ Maxx                                                      10/31/2014      14.5%
   32        02/28/2018       49.8%   Straub Clinic & Hospital                                     01/31/2008      27.2%
   33        12/31/2022       32.2%   Ross Dress for Less                                          01/31/2008      14.7%

   34        12/31/2013       42.9%   Party City                                                   09/30/2007       8.9%
   35        09/30/2012       29.6%   Pep Boys                                                     05/31/2018      27.6%
   36        12/31/2009       30.3%   Panera                                                       08/31/2014      23.2%
   37        12/31/2006       26.7%   Once Upon a Child                                            11/30/2008      25.6%
   38        09/30/2010       63.0%   Sport Clips                                                  11/30/2010      10.4%

   39        09/30/2015      100.0%   NAP                                                              NAP           NAP
   40        06/30/2014      100.0%   NAP                                                              NAP           NAP
   41        11/30/2024       35.3%   Chilis Grill & Bar                                           01/31/2015       4.4%

   42        02/28/2021      100.0%   NAP                                                              NAP           NAP
   43        02/16/2021      100.0%   NAP                                                              NAP           NAP
   44        08/31/2017       95.5%   Principal Financial Group                                    05/31/2006       4.5%
   45        12/31/2020      100.0%   NAP                                                              NAP           NAP
   46        11/20/2025      100.0%   NAP                                                              NAP           NAP
   47        01/31/2012      100.0%   NAP                                                              NAP           NAP
   48        02/01/2014       39.4%   Big Y Supermarket                                            11/30/2022      34.2%
   49            NAP            NAP   NAP                                                              NAP           NAP
   50        08/31/2020       37.6%   Santa Clarita Valley Surgery Center                          12/31/2020      15.8%
   51        11/30/2016       59.7%   Eagle Test Systems                                           12/31/2014      40.3%
   52        01/31/2014       19.1%   TJ Maxx                                                      01/31/2007      14.3%
   53            NAP            NAP   NAP                                                              NAP           NAP
   54        06/30/2016       11.3%   The Health Associates, PA                                    07/31/2006      10.6%
   55        12/31/2009       10.4%   Express Financial                                            05/31/2009       8.7%
   56            NAP            NAP   NAP                                                              NAP           NAP
   57            NAP            NAP   NAP                                                              NAP           NAP
   58        10/31/2006       38.7%   Marshalls                                                    09/30/2015      26.9%
   59        11/30/2015       20.3%   PetsMart                                                     01/28/2008      16.3%

   60        10/31/2015      100.0%   NAP                                                              NAP           NAP
   61        11/30/2020      100.0%   NAP                                                              NAP           NAP
   62        10/31/2007       10.4%   Ginny's Market Collection                                    07/31/2007       8.7%
   63        06/30/2015      100.0%   NAP                                                              NAP           NAP
   64        06/30/2016        8.5%   News Center                                                  05/31/2005       7.5%

   65        01/31/2011       35.8%   Michigan Sporting Goods Distributors / MC Sports             01/31/2010      13.9%
   66        03/04/2011       36.5%   Harbor Freight Tools USA, Inc.                               03/31/2016      23.7%
   67        03/22/2011       31.0%   Danish Inspirations of Indiana Inc.                          07/25/2012      30.6%
   68            NAP            NAP   NAP                                                              NAP           NAP
   69        08/31/2014       12.7%   U.S. Health Works                                            11/30/2006      10.4%
   70        10/14/2015       36.2%   Video Only, Inc                                              10/31/2013      15.6%
   71            NAP            NAP   NAP                                                              NAP           NAP
   72        08/31/2025       68.5%   Goodwill                                                     01/31/2016      31.5%

   73        11/06/2013       40.0%   Rugged Bear                                                  10/31/2012       6.0%
   74        03/31/2010       72.7%   Primary and Preventive Care                                  01/31/2007       7.0%
   75        05/15/2009       22.1%   Food Tech Structures LLC and Food Tech Structures LLC II     12/31/2008      18.7%
   76            NAP            NAP   NAP                                                              NAP           NAP
   77        02/28/2017       79.2%   Washington Mutual Bank                                       05/31/2012       4.3%
   78            NAP            NAP   NAP                                                              NAP           NAP
   79            NAP            NAP   NAP                                                              NAP           NAP
   80        11/30/2024       60.9%   Italian Pie                                                  04/30/2015       3.6%
   81        04/30/2020       46.1%   Marshall's                                                   05/31/2014      20.4%
   82        07/31/2009        8.4%   Horizon High School                                          07/31/2006       5.8%
   83            NAP            NAP   NAP                                                              NAP           NAP
   84        02/28/2021       62.3%   The TJX Companies                                            11/30/2011      34.2%
   85            NAP            NAP   NAP                                                              NAP           NAP
   86            NAP            NAP   NAP                                                              NAP           NAP
   87        10/31/2008       21.8%   OfficeMax, Inc.                                              01/31/2007      17.3%
   88        05/31/2010       38.3%   Wagon Wheel Security                                         02/28/2011       9.0%

   89            NAP            NAP   NAP                                                              NAP           NAP
   90            NAP            NAP   NAP                                                              NAP           NAP
   91            NAP            NAP   NAP                                                              NAP           NAP
   92        09/30/2009       16.8%   Retina Consultants of Michigan                               05/31/2014       6.4%
   93        05/31/2007        8.4%   IDR Inc.                                                     10/31/2008       5.0%
   94            NAP            NAP   NAP                                                              NAP           NAP
   95        05/31/2015       55.6%   Hollywood Entertainment                                      09/30/2013       8.1%
   96            NAP            NAP   NAP                                                              NAP           NAP
   97        12/31/2014       11.3%   Salon Walk                                                   12/31/2014       6.5%
   98            NAP            NAP   NAP                                                              NAP           NAP
   99        03/31/2011       28.0%   Crossroads Medical Assoc.                                    07/31/2013      17.8%
   100       04/11/2025       66.5%   Cheeburger-Cheeburger                                        07/31/2010       4.4%
   101       08/31/2011       42.1%   Coldwell Banker                                              09/30/2007      10.7%
   102       02/28/2013        8.9%   West Coast Information                                       10/31/2010       8.9%
   103           NAP            NAP   NAP                                                              NAP           NAP
   104           NAP            NAP   NAP                                                              NAP           NAP
   105       06/30/2015       21.3%   Lane                                                         06/30/2015      19.5%
   106           NAP            NAP   NAP                                                              NAP           NAP
   107       01/31/2018       50.2%   PetsMart , Inc                                               01/31/2013      44.9%
   108       10/31/2012       57.1%   North Shore Hebrew Academy                                   06/30/2008      42.9%

   109       04/30/2008       37.2%   Dollar General                                               04/30/2009       8.2%
   110       08/31/2011       50.0%   Advance Auto                                                 06/30/2009      50.0%
   111       01/31/2014      100.0%   NAP                                                              NAP           NAP
   112       06/30/2009      100.0%   NAP                                                              NAP           NAP
   113       10/31/2012      100.0%   NAP                                                              NAP           NAP
   114       10/31/2011      100.0%   NAP                                                              NAP           NAP
   115       08/31/2013      100.0%   NAP                                                              NAP           NAP
   116       05/21/2022       63.4%   Fortune China                                                08/31/2012       5.3%
   117       01/31/2016       31.1%   Michaels                                                     02/28/2015      28.0%
   118           NAP            NAP   NAP                                                              NAP           NAP
   119           NAP            NAP   NAP                                                              NAP           NAP
   120       08/31/2006       19.2%   Pep Boys                                                     01/31/2008      12.5%
   121       08/31/2015       10.9%   The Egg & I (Christine & Jeffrey Gray)                       09/30/2010       9.5%
   122       04/30/2027      100.0%   NAP                                                              NAP           NAP
   123           NAP            NAP   NAP                                                              NAP           NAP
   124       01/31/2021       55.8%   Saddle Creek Interiors                                       09/30/2010       5.2%
   125           NAP            NAP   NAP                                                              NAP           NAP
   126           NAP            NAP   NAP                                                              NAP           NAP
   127           NAP            NAP   NAP                                                              NAP           NAP
   128       05/31/2007        9.9%   Dream Video                                                  05/31/2009       7.6%
   129           NAP            NAP   NAP                                                              NAP           NAP
   130       01/04/2007       16.3%   Paul/Lynne Sapienza                                          05/31/2010      11.8%
   131       11/30/2007       20.2%   Rare Hospitality Int'l, Inc.                                 02/16/2018      18.5%
   132           NAP            NAP   NAP                                                              NAP           NAP
   133       05/31/2015       16.6%   Pick up Stix                                                 05/31/2015       9.4%
   134       01/31/2011       15.3%   Pizza Hut Italian Bistro                                     04/30/2020      11.4%
   135       10/30/2024      100.0%   NAP                                                              NAP           NAP
   136       11/30/2020       50.0%   Drexel - DH Retail Space                                     11/30/2020      50.0%
   137           NAP            NAP   NAP                                                              NAP           NAP
   138       04/30/2015      100.0%   NAP                                                              NAP           NAP
   139           NAP            NAP   NAP                                                              NAP           NAP
   140       12/31/2019       78.2%   Dollar Tree                                                  01/31/2012      21.8%
   141       10/15/2025      100.0%   NAP                                                              NAP           NAP
   142       04/30/2013       36.6%   Family Dollar                                                12/31/2010      12.2%
   143       06/12/2013       70.6%   PSI; Subleased to Sequins Int'l                              06/12/2013      29.4%
   144           NAP            NAP   NAP                                                              NAP           NAP
   145       03/31/2008       46.2%   Nordco                                                       12/31/2014      44.6%
   146       05/31/2020       14.2%   Atria's Restaurant & Tavern                                  08/31/2025      13.3%
   147       09/30/2018       39.2%   Jo Ann Stores, Inc #414                                      01/31/2014      20.7%
   148       06/30/2010       31.5%   Ace Hardware                                                 07/31/2014      15.5%
   149           NAP            NAP   NAP                                                              NAP           NAP
   150       03/03/2009       14.1%   Bayou City Wings                                             04/30/2009      13.9%
   151           NAP            NAP   NAP                                                              NAP           NAP
   152           NAP            NAP   NAP                                                              NAP           NAP
   153           NAP            NAP   NAP                                                              NAP           NAP
   154       10/31/2080      100.0%   NAP                                                              NAP           NAP
   155           NAP            NAP   NAP                                                              NAP           NAP
   156       07/31/2016      100.0%   NAP                                                              NAP           NAP
   157       10/31/2009       22.5%   FirstBank                                                    02/29/2012      16.6%

   158       11/30/2015       59.3%   Heavin Woodworks                                             01/31/2008      21.4%
   159       08/31/2007       19.1%   Bahmuller Technologies, Inc.                                 01/31/2008      17.1%
   160       03/31/2015       58.3%   Columbus McKinnon Corp                                       03/31/2015      41.7%
   161       04/30/2007       14.8%   Aaron Bros                                                   07/31/2007      14.5%
   162           NAP            NAP   NAP                                                              NAP           NAP
   163           NAP            NAP   NAP                                                              NAP           NAP
   164       10/25/2011       43.0%   Washington Mutual                                            11/18/2012      23.8%
   165           NAP            NAP   NAP                                                              NAP           NAP
   166       06/30/2008      100.0%   NAP                                                              NAP           NAP
   167       07/31/2008       22.1%   East Valley Pediatrics, PLC                                  06/30/2008      20.3%
   168           NAP            NAP   NAP                                                              NAP           NAP
   169       10/31/2025      100.0%   NAP                                                              NAP           NAP
   170       11/18/2013       31.8%   Dollar Power                                                 05/07/2009      13.2%
   171       12/31/2014       34.1%   LandMar Group, LLC                                           08/31/2011      33.0%
   172       02/29/2020      100.0%   NAP                                                              NAP           NAP
   173       06/30/2015       40.6%   Northrop Grumman                                             07/09/2009      34.5%
   174           NAP            NAP   NAP                                                              NAP           NAP
   175       07/31/2061      100.0%   NAP                                                              NAP           NAP
   176           NAP            NAP   NAP                                                              NAP           NAP
   177       07/31/2020       38.8%   Nbank                                                        03/31/2006      25.9%
   178       06/30/2010       11.2%   PBK Archictechs, Inc.                                        01/31/2008       7.3%
   179           NAP            NAP   NAP                                                              NAP           NAP
   180       10/31/2019      100.0%   NAP                                                              NAP           NAP
   181       07/01/2015       16.0%   Wild Noodles                                                 07/01/2015      15.5%
   182           NAP            NAP   NAP                                                              NAP           NAP
   183           NAP            NAP   NAP                                                              NAP           NAP
   184       12/31/2015      100.0%   NAP                                                              NAP           NAP
   185       12/31/2006       22.9%   Eyeglass World                                               02/28/2006      12.9%
   186       09/30/2008       40.9%   Horizon High School                                          07/31/2006      29.8%
   187           NAP            NAP   NAP                                                              NAP           NAP
   188       03/31/2011       22.2%   North Metro Gymnastics                                       05/31/2010      19.5%
   189       08/31/2011       53.3%   RE/MAX Real Estate                                           07/31/2006      26.8%
   190       04/30/2013       42.9%   NCH Corporation                                              04/30/2007      14.3%
   191           NAP            NAP   NAP                                                              NAP           NAP
   192       12/31/2020      100.0%   NAP                                                              NAP           NAP
   193           NAP            NAP   NAP                                                              NAP           NAP
   194           NAP            NAP   NAP                                                              NAP           NAP

   195       09/03/2022      100.0%   NAP                                                              NAP           NAP
   196       06/30/2015      100.0%   NAP                                                              NAP           NAP
   197       11/30/2015      100.0%   NAP                                                              NAP           NAP
   198       05/31/2011       55.6%   Advance Communications                                       03/31/2009      44.4%
   199       02/28/2015      100.0%   NAP                                                              NAP           NAP
   200       08/31/2015      100.0%   NAP                                                              NAP           NAP
   201       09/30/2080      100.0%   NAP                                                              NAP           NAP
   202       08/31/2013       19.7%   S&L Travel Partners                                          08/31/2013      15.6%
   203       01/31/2016       47.4%   Sketchers                                                    01/31/2014      31.9%
   204       07/14/2008      100.0%   NAP                                                              NAP           NAP
   205           NAP            NAP   NAP                                                              NAP           NAP
   206       05/31/2022       54.0%   Otolaryngology Physicians of Lancaster, Ltd.                 08/31/2015      23.7%
   207       09/30/2007       25.4%   B.N. Blind, Inc.                                             03/31/2015      18.1%
   208       06/01/2025      100.0%   NAP                                                              NAP           NAP
   209           NAP            NAP   NAP                                                              NAP           NAP
   210       10/31/2025      100.0%   NAP                                                              NAP           NAP
   211           NAP            NAP   NAP                                                              NAP           NAP
   212       12/31/2079      100.0%   NAP                                                              NAP           NAP
   213           NAP            NAP   NAP                                                              NAP           NAP
   214       01/31/2010       13.1%   Capri Cleaners                                               10/31/2011      12.4%
   215       08/31/2080      100.0%   NAP                                                              NAP           NAP
   216       06/30/2013       37.3%   Alpha Graphics                                               11/30/2008      14.9%
   217       10/31/2025      100.0%   NAP                                                              NAP           NAP
   218       03/01/2020       48.2%   Family Dollar                                                12/31/2010      16.3%
   219       06/29/2025       89.6%   Food World Liquor #203                                       06/01/2025       3.5%
   220       04/30/2014       51.3%   Adirondack Diagnostic Imaging                                06/30/2014      13.4%
   221       11/30/2005       21.3%   Berean Bible Baptist Church                                  09/30/2009       9.2%
   222       01/01/2016       43.5%   Axcel Photonics, Inc.                                        08/31/2015      41.1%
   223           NAP            NAP   NAP                                                              NAP           NAP
   224       01/31/2059      100.0%   NAP                                                              NAP           NAP
   225       01/31/2010       47.4%   Mistral Barrels                                              01/31/2010      26.3%
   226       10/01/2020      100.0%   NAP                                                              NAP           NAP
   227       05/31/2027      100.0%   NAP                                                              NAP           NAP
   228       06/30/2006       18.8%   Elmhurst Company, LP                                         02/28/2006       9.9%
   229       06/30/2010       15.1%   Dr. Peter Pate                                               04/30/2015      13.5%
   230           NAP            NAP   NAP                                                              NAP           NAP
   231       05/14/2008       27.9%   Aztec                                                        12/31/2010      19.4%
   232       02/28/2009       15.3%   Heart & Vascular Institute of Texas                          08/31/2010      15.2%
   233       09/30/2011       93.2%   International Coffee & Tea                                   11/30/2007       6.8%
   234       01/31/2026      100.0%   NAP                                                              NAP           NAP
   235       12/31/2007       11.1%   Passage to India                                             09/30/2008       8.6%
   236       01/01/2010       17.4%   Seafood Shoppe                                               09/01/2008      17.3%
   237           NAP            NAP   NAP                                                              NAP           NAP
   238       11/30/2008       19.4%   Internet Cafe                                                09/30/2006      11.6%
   239           NAP            NAP   NAP                                                              NAP           NAP
   240           NAP            NAP   NAP                                                              NAP           NAP
   241       08/10/2010       21.6%   Four Peaks Community Church                                  04/30/2008      12.2%
   242           NAP            NAP   NAP                                                              NAP           NAP
   243       10/31/2010       27.9%   Genesis Rehabilitation                                       06/30/2010      16.9%
   244       01/31/2053      100.0%   NAP                                                              NAP           NAP
   245           NAP            NAP   NAP                                                              NAP           NAP
   246       06/07/2008       33.5%   Fuddruckers                                                  06/16/2012      27.9%
   247           NAP            NAP   NAP                                                              NAP           NAP
   248       08/31/2009       40.0%   Sprint                                                       11/30/2009      23.0%
   249       08/31/2007       12.9%   Wells Fargo                                                  05/31/2009       9.3%
   250       09/30/2015       30.2%   EB Games                                                     09/30/2010      19.7%
   251       08/15/2014       22.9%   Marlboro Food, Inc.                                          03/31/2019      21.8%
   252           NAP            NAP   NAP                                                              NAP           NAP
   253       06/30/2010       26.8%   Peak Health Wellness Ctr.                                    06/30/2010      23.9%
   254           NAP            NAP   NAP                                                              NAP           NAP
   255       10/31/2009       25.8%   European Roofing                                             06/30/2008      17.3%
   256           NAP            NAP   NAP                                                              NAP           NAP
   257           NAP            NAP   NAP                                                              NAP           NAP
   258       10/31/2010       35.7%   Pick up Stix, Inc.                                           11/30/2015      31.4%
   259       12/31/2010       59.8%   Verizon Wireless                                             11/30/2009      40.2%
   260           NAP            NAP   NAP                                                              NAP           NAP
   261       08/01/2010       26.8%   RE/Max                                                       10/31/2009      11.7%
   262       10/31/2025      100.0%   NAP                                                              NAP           NAP
   263           NAP            NAP   NAP                                                              NAP           NAP
   264       12/31/2019      100.0%   NAP                                                              NAP           NAP
   265       08/31/2013       52.3%   LCA Vision Inc.                                              04/30/2010      31.8%
   266           NAP            NAP   NAP                                                              NAP           NAP
   267           NAP            NAP   NAP                                                              NAP           NAP
   268       11/30/2025       32.2%   Radio Shack Corporation                                      01/31/2011      28.9%
   269       12/31/2008       42.6%   Family Medical Care Plus, Inc.                               12/31/2009      24.5%
   270       10/08/2064      100.0%   NAP                                                              NAP           NAP
   271           NAP            NAP   NAP                                                              NAP           NAP
   272       10/30/2025      100.0%   NAP                                                              NAP           NAP
   273       05/01/2010       66.7%   National Vendor Services (Warehouse)                         12/01/2008      33.3%
   274           NAP            NAP   NAP                                                              NAP           NAP
   275       12/14/2010       43.0%   Exterior Systems dba Nora                                    12/15/2010      28.4%
   276           NAP            NAP   NAP                                                              NAP           NAP
   277       09/30/2014       66.0%   M&R Graphics                                                 06/30/2015      27.9%
   278       10/31/2007       28.7%   Mr. Alan's                                                   02/28/2009      19.3%
   279           NAP            NAP   NAP                                                              NAP           NAP
   280       05/15/2015      100.0%   NAP                                                              NAP           NAP
   281           NAP            NAP   NAP                                                              NAP           NAP
   282       05/31/2014      100.0%   NAP                                                              NAP           NAP
   283       02/28/2006       11.8%   #1 Engine of Arizona, Inc                                    06/30/2010      11.8%
   284       11/30/2009       17.6%   SOZO Hair Design                                             09/30/2010      14.2%
   285       12/31/2009       67.6%   Vagabond Shoes                                               01/31/2010      13.5%
   286           NAP            NAP   NAP                                                              NAP           NAP
   287           NAP            NAP   NAP                                                              NAP           NAP
   288       12/31/2009       20.8%   Subway                                                       02/28/2014      15.4%
   289       02/01/2025      100.0%   NAP                                                              NAP           NAP
   290       05/31/2014       30.7%   Go Wireless                                                  08/30/2009      16.7%
   291       09/30/2080      100.0%   NAP                                                              NAP           NAP
   292           NAP            NAP   NAP                                                              NAP           NAP
   293           NAP            NAP   NAP                                                              NAP           NAP
   294           NAP            NAP   NAP                                                              NAP           NAP
   295       11/25/2013       73.9%   Hair Cuttery                                                 09/30/2015      26.1%
   296       03/31/2008       20.1%   Ripley Design Group, Inc.                                    03/31/2008      12.8%
   297           NAP            NAP   NAP                                                              NAP           NAP

   298           NAP            NAP   NAP                                                              NAP           NAP
   299           NAP            NAP   NAP                                                              NAP           NAP
   300           NAP            NAP   NAP                                                              NAP           NAP
   301       12/31/2014       56.7%   EVR Incorporated                                             09/30/2012      19.1%
   302       04/30/2009       49.6%   New China Inc.                                               02/28/2015      26.4%
   303           NAP            NAP   NAP                                                              NAP           NAP
   304       03/31/2018      100.0%   NAP                                                              NAP           NAP
   305       09/30/2009       37.6%   Chestnut Hill Dental                                         06/30/2009      25.1%
   306           NAP            NAP   NAP                                                              NAP           NAP
   307       10/30/2010       45.5%   Movie Gallery                                                02/28/2013      40.9%
   308       04/01/2008       50.0%   Papa Johns                                                   09/01/2007      20.0%

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                    LEASE                   INSURANCE            TAX
LOAN NO.   THIRD LARGEST TENANT(13)                                    EXPIRATION DATE   % NSF   ESCROW IN PLACE   ESCROW IN PLACE
----------------------------------------------------------------------------------------------------------------------------------

    1      NAP                                                               NAP           NAP         No                 No
    2      NAP                                                               NAP           NAP         No                 No
    3      NAP                                                               NAP           NAP         No                 No
    4      NAP                                                               NAP           NAP         No                 No
    5      NAP                                                               NAP           NAP         No                 No

    6      NAP                                                               NAP           NAP         No                 No
    7      NAP                                                               NAP           NAP         No                 No
    8      Soil Safe                                                     03/31/2009       7.1%         No                 No
    9      Maxim Healthcare Service                                      03/31/2006      18.7%         No                 No
   10      NAP                                                               NAP           NAP         No                 No
   11      NAP                                                               NAP           NAP         No                 No
   12      NAP                                                               NAP           NAP         No                 No
   13      NAP                                                               NAP           NAP         No                 No
   14      NAP                                                               NAP           NAP         No                 No
   15      NAP                                                               NAP           NAP         No                 No

   16      NAP                                                               NAP           NAP         Yes               Yes
   17      NAP                                                               NAP           NAP         Yes               Yes
   18      NAP                                                               NAP           NAP         Yes               Yes
   19      NAP                                                               NAP           NAP         Yes               Yes

   20      NAP                                                               NAP           NAP         No                 No
   21      Elrod Company                                                 11/30/2009      11.5%         No                 No
   22      NAP                                                               NAP           NAP         No                 No
   23      NAP                                                               NAP           NAP         No                 No
   24      Ross Stores, Inc.                                             01/31/2010       6.9%         No                 No
   25      National Association of State Boards of Accountancy, Inc.     11/30/2013       8.2%         Yes               Yes

   26      Kobra Properties                                              02/28/2016      12.4%         Yes               Yes
   27      Placer Tile                                                   05/31/2010       4.0%         Yes               Yes
   28      Qdoba Restaurants                                             04/14/2010       8.3%         Yes               Yes

   29      NAP                                                               NAP           NAP         No                 No
   30      NAP                                                               NAP           NAP         No                 No
   31      The Sports Authority                                          01/31/2015      11.5%         No                 No
   32      Aloha Laser Vision, LLC (Alan R. Faulkner, MD)                04/30/2010       2.2%         Yes               Yes
   33      Sav-on Drugs (Albertsons Inc.)                                03/31/2009       9.5%         Yes               Yes

   34      Fashion Bug #2768, Inc.                                       01/31/2011       7.2%         Yes               Yes
   35      Elegant Outdoors                                              11/30/2006      13.0%         Yes               Yes
   36      Sprint                                                        06/30/2009      10.3%         Yes               Yes
   37      Buddy's Carpet                                                09/30/2009      21.9%         Yes               Yes
   38      NAP                                                               NAP           NAP         Yes               Yes

   39      NAP                                                               NAP           NAP         No                 No
   40      NAP                                                               NAP           NAP         No                 No
   41      Pet Supermarket                                               06/30/2015       3.9%         Yes               Yes

   42      NAP                                                               NAP           NAP         No                 No
   43      NAP                                                               NAP           NAP         No                 No
   44      NAP                                                               NAP           NAP         No                 No
   45      NAP                                                               NAP           NAP         No                 No
   46      NAP                                                               NAP           NAP         No                 No
   47      NAP                                                               NAP           NAP         No                 No
   48      Westfield Shops CVS                                           11/30/2012       5.3%         No                 No
   49      NAP                                                               NAP           NAP         Yes               Yes
   50      Santa Clarita Valley Cancer Center                            11/27/2020       9.0%         No                Yes
   51      NAP                                                               NAP           NAP         No                Yes
   52      Sears                                                         12/31/2007      12.6%         No                 No
   53      NAP                                                               NAP           NAP         Yes               Yes
   54      American Radiology Services                                   08/01/2007      10.5%         No                Yes
   55      ITT                                                           08/31/2013       8.6%         Yes               Yes
   56      NAP                                                               NAP           NAP         Yes               Yes
   57      NAP                                                               NAP           NAP         Yes               Yes
   58      Golfsmith International                                       06/30/2015       6.5%         No                Yes
   59      Jo-Ann Fabric                                                 01/31/2008      13.7%         No                Yes

   60      NAP                                                               NAP           NAP         No                 No
   61      NAP                                                               NAP           NAP         No                 No
   62      Learning Express                                              07/31/2007       8.3%         No                 No
   63      NAP                                                               NAP           NAP         No                 No
   64      Chili's                                                       06/29/2010       6.5%         Yes               Yes

   65      Young Jakim dba Andi's Stationers Hallmark                    02/28/2006       6.7%         No                Yes
   66      Outback Steakhouse of Indianapolis Ltd.                       10/31/2010      11.4%         No                Yes
   67      Retail Brands International dba The Mattress Firm             08/31/2009       7.9%         No                Yes
   68      NAP                                                               NAP           NAP         Yes               Yes
   69      U.S. Bank                                                     09/30/2010       8.5%         Yes               Yes
   70      International Jewelers                                        02/28/2009       9.4%         Yes               Yes
   71      NAP                                                               NAP           NAP         Yes               Yes
   72      NAP                                                               NAP           NAP         No                 No

   73      Face Place                                                    07/31/2010       4.8%         Yes               Yes
   74      Kelton/HealthSouth Corp                                       05/13/2010       5.9%         Yes               Yes
   75      SS Mid-Wife                                                   12/31/2006      16.2%         Yes               Yes
   76      NAP                                                               NAP           NAP         No                 No
   77      Payless Shoe Source Inc.                                      03/31/2007       2.8%         No                Yes
   78      NAP                                                               NAP           NAP         Yes               Yes
   79      NAP                                                               NAP           NAP         No                Yes
   80      KSM, Inc. d/b/a Kitty's Hallma                                10/31/2010       3.2%         Yes               Yes
   81      Hallmark                                                      03/31/2009       4.0%         No                 No
   82      Academy of Def. Driving                                       12/31/2008       4.6%         Yes               Yes
   83      NAP                                                               NAP           NAP         Yes               Yes
   84      Johnson & Dix Fuel                                            07/26/2027       3.4%         No                 No
   85      NAP                                                               NAP           NAP         Yes               Yes
   86      NAP                                                               NAP           NAP         No                 No
   87      Dollar Tree Stores, Inc.                                      04/19/2008       6.9%         No                Yes
   88      Denny's                                                       06/30/2020       6.8%         Yes               Yes

   89      NAP                                                               NAP           NAP         Yes               Yes
   90      NAP                                                               NAP           NAP         Yes               Yes
   91      NAP                                                               NAP           NAP         Yes               Yes
   92      Nova Chemical Co.                                             05/31/2006       5.7%         No                Yes
   93      The Arbor Center P.L.C.                                       08/31/2006       3.7%         Yes               Yes
   94      NAP                                                               NAP           NAP         No                Yes
   95      Dots, Inc.                                                    01/31/2007       5.2%         No                Yes
   96      NAP                                                               NAP           NAP         No                 No
   97      Legacy Nails and Spa Inc.                                     01/31/2010       4.9%         Yes               Yes
   98      NAP                                                               NAP           NAP         No                Yes
   99      Howard County Physical Therapy                                07/31/2006       8.5%         Yes               Yes
   100     Original Mattress                                             05/31/2010       4.4%         Yes               Yes
   101     Leslie-Fox, Inc.                                              05/14/2006       6.5%         No                Yes
   102     Neo Medix                                                     02/28/2006       5.4%         Yes               Yes
   103     NAP                                                               NAP           NAP         No                Yes
   104     NAP                                                               NAP           NAP         Yes               Yes
   105     Broyhill                                                      06/30/2015      19.5%         No                 No
   106     NAP                                                               NAP           NAP         Yes               Yes
   107     Blinds To Go                                                  01/31/2008       4.7%         Yes               Yes
   108     NAP                                                               NAP           NAP         Yes               Yes

   109     Aaron's Sales                                                 10/31/2013       7.7%         No                Yes
   110     NAP                                                               NAP           NAP         No                Yes
   111     NAP                                                               NAP           NAP         No                Yes
   112     NAP                                                               NAP           NAP         No                Yes
   113     NAP                                                               NAP           NAP         No                Yes
   114     NAP                                                               NAP           NAP         No                Yes
   115     NAP                                                               NAP           NAP         No                Yes
   116     Munip (Liquor)                                                07/31/2012       5.0%         Yes               Yes
   117     Laminate Kingdom                                              10/14/2010      13.3%         No                 No
   118     NAP                                                               NAP           NAP         No                 No
   119     NAP                                                               NAP           NAP         Yes               Yes
   120     Anna's Linens                                                 03/31/2009       9.5%         Yes               Yes
   121     Cosmo Salon and Day Spa                                       09/30/2015       8.6%         Yes               Yes
   122     NAP                                                               NAP           NAP         No                 No
   123     NAP                                                               NAP           NAP         Yes               Yes
   124     Household Finance                                             09/30/2010       4.3%         No                Yes
   125     NAP                                                               NAP           NAP         Yes               Yes
   126     NAP                                                               NAP           NAP         Yes               Yes
   127     NAP                                                               NAP           NAP         No                Yes
   128     Wishy Washy Laundromat                                        06/30/2008       6.9%         No                Yes
   129     NAP                                                               NAP           NAP         Yes               Yes
   130     Hargil Inc.                                                   09/20/2012      10.0%         Yes               Yes
   131     IHOP                                                          01/31/2024      18.2%         Yes               Yes
   132     NAP                                                               NAP           NAP         Yes               Yes
   133     Pollos Maria                                                  02/28/2013       9.3%         Yes               Yes
   134     Bernard's Salon                                               09/30/2015      10.2%         Yes               Yes
   135     NAP                                                               NAP           NAP         Yes               Yes
   136     NAP                                                               NAP           NAP         No                 No
   137     NAP                                                               NAP           NAP         No                Yes
   138     NAP                                                               NAP           NAP         No                Yes
   139     NAP                                                               NAP           NAP         Yes               Yes
   140     NAP                                                               NAP           NAP         No                Yes
   141     NAP                                                               NAP           NAP         No                 No
   142     Small Smiles                                                  03/31/2010       8.5%         Yes               Yes
   143     NAP                                                               NAP           NAP         No                 No
   144     NAP                                                               NAP           NAP         Yes               Yes
   145     Morris Material Handling                                      11/30/2013       9.2%         Yes               Yes
   146     Hallmark                                                      09/30/2010      12.5%         No                 No
   147     Dunham's                                                      01/31/2008      17.8%         Yes               Yes
   148     Water Street Rescue Mission                                   11/20/2007      10.1%         No                Yes
   149     NAP                                                               NAP           NAP         Yes               Yes
   150     United Dentists                                               05/31/2009       9.5%         No                Yes
   151     NAP                                                               NAP           NAP         No                 No
   152     NAP                                                               NAP           NAP         No                Yes
   153     NAP                                                               NAP           NAP         No                Yes
   154     NAP                                                               NAP           NAP         No                 No
   155     NAP                                                               NAP           NAP         No                Yes
   156     NAP                                                               NAP           NAP         No                 No
   157     Gideon & Wiseman                                              05/31/2012      15.1%         No                Yes

   158     Clinitex Medical                                              09/30/2010      19.3%         Yes               Yes
   159     Cleer Oil                                                     07/31/2008      16.3%         Yes               Yes
   160     NAP                                                               NAP           NAP         No                Yes
   161     Home By Design                                                04/30/2007      12.5%         No                Yes
   162     NAP                                                               NAP           NAP         Yes               Yes
   163     NAP                                                               NAP           NAP         Yes               Yes
   164     Under the Sea                                                 09/25/2010      16.6%         No                Yes
   165     NAP                                                               NAP           NAP         No                 No
   166     NAP                                                               NAP           NAP         No                Yes
   167     Continuum Wellness Clinic, LLC                                08/31/2008      12.3%         Yes               Yes
   168     NAP                                                               NAP           NAP         Yes               Yes
   169     NAP                                                               NAP           NAP         No                 No
   170     Yuri Of Japan                                                 05/04/2009       8.7%         Yes               Yes
   171     CNL Bank                                                      04/30/2014      20.2%         Yes               Yes
   172     NAP                                                               NAP           NAP         Yes                No
   173     Ameritramp, LLC (subleasee)                                   06/30/2015      24.9%         No                 No
   174     NAP                                                               NAP           NAP         Yes               Yes
   175     NAP                                                               NAP           NAP         No                 No
   176     NAP                                                               NAP           NAP         Yes               Yes
   177     Sharp Electronics                                             02/28/2009      13.9%         Yes               Yes
   178     Sanes & Matthews Law Firm                                     07/31/2007       6.6%         Yes               Yes
   179     NAP                                                               NAP           NAP         Yes               Yes
   180     NAP                                                               NAP           NAP         Yes                No
   181     Spa Niva                                                      10/31/2010       9.6%         Yes               Yes
   182     NAP                                                               NAP           NAP         Yes               Yes
   183     NAP                                                               NAP           NAP         Yes               Yes
   184     NAP                                                               NAP           NAP         No                 No
   185     Sprint                                                        06/30/2008      11.4%         Yes               Yes
   186     Friess Company                                                11/30/2007      11.8%         Yes               Yes
   187     NAP                                                               NAP           NAP         Yes               Yes
   188     Aprilia                                                       04/30/2007      16.7%         Yes               Yes
   189     Pacific Dental Services                                       09/30/2006      13.4%         Yes               Yes
   190     Sylvan Learning Center                                        08/31/2007      14.3%         Yes               Yes
   191     NAP                                                               NAP           NAP         Yes               Yes
   192     NAP                                                               NAP           NAP         Yes               Yes
   193     NAP                                                               NAP           NAP         Yes               Yes
   194     NAP                                                               NAP           NAP         Yes               Yes

   195     NAP                                                               NAP           NAP         No                 No
   196     NAP                                                               NAP           NAP         No                 No
   197     NAP                                                               NAP           NAP         No                 No
   198     NAP                                                               NAP           NAP         No                 No
   199     NAP                                                               NAP           NAP         No                 No
   200     NAP                                                               NAP           NAP         No                 No
   201     NAP                                                               NAP           NAP         No                 No
   202     Digital Arts - Charles J. Abbott                              03/31/2009       8.7%         Yes               Yes
   203     Tan Company                                                   12/31/2013      20.7%         No                 No
   204     NAP                                                               NAP           NAP         No                 No
   205     NAP                                                               NAP           NAP         No                Yes
   206     Eye Physicians of Lancaster, PC                               08/31/2020      22.3%         Yes               Yes
   207     Bee Nail & Spa                                                09/30/2007       7.6%         Yes               Yes
   208     NAP                                                               NAP           NAP         No                 No
   209     NAP                                                               NAP           NAP         Yes               Yes
   210     NAP                                                               NAP           NAP         No                 No
   211     NAP                                                               NAP           NAP         Yes               Yes
   212     NAP                                                               NAP           NAP         No                 No
   213     NAP                                                               NAP           NAP         Yes               Yes
   214     Hoyt Dental                                                   01/31/2010       9.1%         Yes               Yes
   215     NAP                                                               NAP           NAP         No                 No
   216     Itech Computers                                               06/30/2008      12.1%         Yes               Yes
   217     NAP                                                               NAP           NAP         No                 No
   218     Rent-A-Center                                                 12/31/2010      11.8%         Yes               Yes
   219     Pinch-A-Penny                                                 09/30/2008       3.5%         No                 No
   220     Internal Revenue Service                                      08/31/2015       8.8%         Yes               Yes
   221     Hunt for Tile, Inc.                                           02/28/2006       6.5%         Yes               Yes
   222     Genelco, Inc.                                                 10/31/2020      14.0%         Yes               Yes
   223     NAP                                                               NAP           NAP         Yes               Yes
   224     NAP                                                               NAP           NAP         No                 No
   225     Barbara Beckman Designs                                       12/31/2007      13.1%         No                Yes
   226     NAP                                                               NAP           NAP         No                 No
   227     NAP                                                               NAP           NAP         No                 No
   228     D&L Brown Inc.                                                09/30/2009       6.0%         Yes               Yes
   229     Peachfuzz                                                     06/30/2010      10.6%         Yes               Yes
   230     NAP                                                               NAP           NAP         Yes               Yes
   231     ITC                                                           02/28/2007      14.3%         Yes               Yes
   232     Dr. Todd R. Smith                                             11/30/2007      12.4%         Yes               Yes
   233     NAP                                                               NAP           NAP         Yes                No
   234     NAP                                                               NAP           NAP         No                 No
   235     Sherman's Jazz Lounge                                         08/14/2009       8.5%         Yes               Yes
   236     Antone's                                                      12/01/2006      16.2%         Yes               Yes
   237     NAP                                                               NAP           NAP         No                 No
   238     Robin Hertlein                                                04/30/2008       8.5%         Yes               Yes
   239     NAP                                                               NAP           NAP         Yes               Yes
   240     NAP                                                               NAP           NAP         Yes               Yes
   241     Super Cleaners                                                06/30/2008      10.9%         Yes               Yes
   242     NAP                                                               NAP           NAP         Yes               Yes
   243     Avondale Loop, Inc.                                           09/30/2006      11.1%         No                Yes
   244     NAP                                                               NAP           NAP         No                 No
   245     NAP                                                               NAP           NAP         Yes               Yes
   246     Applebee's                                                    05/31/2027      27.5%         No                 No
   247     NAP                                                               NAP           NAP         Yes               Yes
   248     Starbucks                                                     06/30/2014      19.0%         No                Yes
   249     Neighborhood Dollar                                           10/31/2009       8.5%         Yes               Yes
   250     International Coffee & Tea, LLC                               08/31/2010      19.3%         No                Yes
   251     Charles Mayo                                                  09/30/2014      19.9%         No                Yes
   252     NAP                                                               NAP           NAP         No                 No
   253     NovaCare Physical Therapy                                     02/28/2007      17.5%         Yes               Yes
   254     NAP                                                               NAP           NAP         Yes               Yes
   255     Aspen Woodworking                                             03/31/2006      12.9%         Yes               Yes
   256     NAP                                                               NAP           NAP         Yes               Yes
   257     NAP                                                               NAP           NAP         No                Yes
   258     CA State Auto Association                                     09/30/2010      20.0%         Yes               Yes
   259     NAP                                                               NAP           NAP         Yes               Yes
   260     NAP                                                               NAP           NAP         Yes               Yes
   261     Associated Printing                                           06/01/2006       7.5%         Yes               Yes
   262     NAP                                                               NAP           NAP         No                 No
   263     NAP                                                               NAP           NAP         Yes               Yes
   264     NAP                                                               NAP           NAP         Yes                No
   265     William Raveis Real Estate Inc                                09/30/2010      15.9%         No                Yes
   266     NAP                                                               NAP           NAP         Yes               Yes
   267     NAP                                                               NAP           NAP         Yes               Yes
   268     Bean Shots Inc. dba Quiznos                                   08/31/2015      23.8%         Yes               Yes
   269     Hanger Prosthetics                                            09/30/2008       8.3%         Yes               Yes
   270     NAP                                                               NAP           NAP         No                 No
   271     NAP                                                               NAP           NAP         Yes               Yes
   272     NAP                                                               NAP           NAP         No                 No
   273     NAP                                                               NAP           NAP         Yes               Yes
   274     NAP                                                               NAP           NAP         No                 No
   275     ADT Security Systems, Inc.                                    02/28/2011      14.4%         No                Yes
   276     NAP                                                               NAP           NAP         Yes               Yes
   277     NAP                                                               NAP           NAP         Yes               Yes
   278     United Dollar                                                 12/31/2007      10.5%         Yes               Yes
   279     NAP                                                               NAP           NAP         Yes               Yes
   280     NAP                                                               NAP           NAP         No                 No
   281     NAP                                                               NAP           NAP         Yes               Yes
   282     NAP                                                               NAP           NAP         Yes                No
   283     Premium Armored Services                                      11/30/2005       9.6%         Yes               Yes
   284     Ella's Interiors                                              04/30/2010      14.0%         Yes               Yes
   285     Maggie Moo's                                                  10/31/2009      10.1%         Yes               Yes
   286     NAP                                                               NAP           NAP         Yes               Yes
   287     NAP                                                               NAP           NAP         Yes               Yes
   288     GameStop                                                      01/31/2010      15.4%         Yes               Yes
   289     NAP                                                               NAP           NAP         No                 No
   290     Great Clips                                                   04/30/2009      13.2%         Yes               Yes
   291     NAP                                                               NAP           NAP         No                 No
   292     NAP                                                               NAP           NAP         Yes               Yes
   293     NAP                                                               NAP           NAP         Yes               Yes
   294     NAP                                                               NAP           NAP         Yes               Yes
   295     NAP                                                               NAP           NAP         Yes               Yes
   296     Thompson Law                                                  01/31/2006      11.4%         Yes               Yes
   297     NAP                                                               NAP           NAP         Yes               Yes

   298     NAP                                                               NAP           NAP         Yes               Yes
   299     NAP                                                               NAP           NAP         Yes               Yes
   300     NAP                                                               NAP           NAP         Yes               Yes
   301     Bluestone Development                                         12/31/2009      12.1%         Yes               Yes
   302     SCP Cleaners                                                  10/31/2009      24.0%         Yes               Yes
   303     NAP                                                               NAP           NAP         No                Yes
   304     NAP                                                               NAP           NAP         No                 No
   305     Laurel Pediatrics                                             08/31/2008      23.7%         Yes               Yes
   306     NAP                                                               NAP           NAP         Yes               Yes
   307     Alltel                                                        09/30/2010      13.6%         Yes               Yes
   308     Curves                                                        01/01/2009      17.5%         Yes               Yes

---------------------------------------------------------------------------------------------------
MORTGAGE   CAPITAL EXPENDITURE          TI/LC                            OTHER
LOAN NO.   ESCROW IN PLACE(14)   ESCROW IN PLACE(15)             ESCROW DESCRIPTION(16)
---------------------------------------------------------------------------------------------------

    1              Yes                   No                               NAP
    2              Yes                   No                               NAP
    3              Yes                   No                               NAP
    4              Yes                   No                               NAP
    5              Yes                   No                               NAP

    6               No                   Yes                              NAP
    7               No                   Yes                              NAP
    8               No                   No                               NAP
    9               No                   No                               NAP
   10               No                   No                               NAP
   11               No                   No                               NAP
   12               No                   No                               NAP
   13               No                   No                               NAP
   14               No                   No                               NAP
   15               No                   No                               NAP

   16              Yes                   No                   Single Performance Holdback
   17              Yes                   No                   Single Performance Holdback
   18              Yes                   No                   Single Performance Holdback
   19              Yes                   No                   Single Performance Holdback

   20               No                   No                               NAP
   21               No                   No                               NAP
   22               No                   No                               NAP
   23               No                   No                               NAP
   24               No                   No                               NAP
   25              Yes                   Yes                        Tenancy Holdback

   26              Yes                   No                         Lease Up Reserve
   27              Yes                   No                         Lease Up Reserve
   28              Yes                   No                         Lease Up Reserve

   29               No                   No                               NAP
   30               No                   No                               NAP
   31               No                   No                               NAP
   32              Yes                   Yes                              NAP
   33               No                   No                               NAP

   34              Yes                   Yes                        Security Reserve
   35              Yes                   Yes                        Security Reserve
   36              Yes                   Yes                        Security Reserve
   37              Yes                   Yes                        Security Reserve
   38              Yes                   Yes                        Security Reserve

   39               No                   No                               NAP
   40               No                   No                               NAP
   41              Yes                   Yes                      Multi-Tenant Reserve

   42               No                   No                               NAP
   43               No                   No                               NAP
   44               No                   No                               NAP
   45               No                   No                               NAP
   46               No                   No                   Ground Lease Repair Holdback
   47              Yes                   Yes                              NAP
   48              Yes                   No                               NAP
   49              Yes                   No                               NAP
   50              Yes                   Yes                              NAP
   51               No                   No                               NAP
   52               No                   No                               NAP
   53              Yes                   No                               NAP
   54              Yes                   Yes                              NAP
   55              Yes                   Yes                        Tenancy Holdback
   56              Yes                   No                               NAP
   57              Yes                   No                               NAP
   58              Yes                   Yes                        Tenancy Holdback
   59              Yes                   Yes                              NAP

   60               No                   No                               NAP
   61               No                   No                               NAP
   62               No                   No                               NAP
   63               No                   No                               NAP
   64               No                   No                         Tenancy Holdback

   65              Yes                   Yes                              NAP
   66              Yes                   Yes                              NAP
   67              Yes                   Yes                              NAP
   68               No                   No                               NAP
   69              Yes                   Yes                              NAP
   70              Yes                   Yes                              NAP
   71              Yes                   No                               NAP
   72              Yes                   No                               NAP

   73              Yes                   Yes                        Tenancy Holdback
   74              Yes                   Yes                              NAP
   75              Yes                   Yes                        Tenancy Holdback
   76               No                   No                               NAP
   77               No                   No                               NAP
   78              Yes                   No                               NAP
   79              Yes                   No                               NAP
   80              Yes                   No                               NAP
   81               No                   No                               NAP
   82              Yes                   Yes                              NAP
   83              Yes                   No                               NAP
   84              Yes                   No                               NAP
   85              Yes                   No                               NAP
   86               No                   No                       Construction Reserve
   87              Yes                   Yes                              NAP
   88              Yes                   Yes                       Occupancy Holdback

   89              Yes                   No                               NAP
   90              Yes                   No                               NAP
   91              Yes                   No                               NAP
   92              Yes                   No                               NAP
   93              Yes                   Yes                              NAP
   94               No                   No                               NAP
   95              Yes                   Yes                              NAP
   96              Yes                   No                               NAP
   97              Yes                   Yes                            Holdback
   98              Yes                   No                               NAP
   99              Yes                   Yes                              NAP
   100             Yes                   Yes                              NAP
   101              No                   Yes                              NAP
   102              No                   No                               NAP
   103             Yes                   No                               NAP
   104             Yes                   No                               NAP
   105             Yes                   No                               NAP
   106             Yes                   No                               NAP
   107             Yes                   Yes                              NAP
   108             Yes                   Yes                              NAP

   109             Yes                   Yes                              NAP
   110             Yes                   Yes                              NAP
   111             Yes                   Yes                              NAP
   112             Yes                   Yes                              NAP
   113             Yes                   Yes                              NAP
   114             Yes                   Yes                              NAP
   115             Yes                   Yes                              NAP
   116             Yes                   Yes                              NAP
   117              No                   No                               NAP
   118             Yes                   No                               NAP
   119              No                   No                               NAP
   120             Yes                   Yes                      JCP Leasing Reserve
   121             Yes                   Yes                        Tenancy Holdback
   122             Yes                   Yes                              NAP
   123              No                   No                               NAP
   124             Yes                   Yes                              NAP
   125             Yes                   No                               NAP
   126              No                   No                               NAP
   127             Yes                   No                               NAP
   128             Yes                   Yes                         TI/LC Holdback
   129             Yes                   No                               NAP
   130             Yes                   Yes                              NAP
   131              No                   Yes                              NAP
   132             Yes                   No                               NAP
   133              No                   Yes                            Holdback
   134             Yes                   Yes                              NAP
   135             Yes                   No                               NAP
   136             Yes                   Yes                            Holdback
   137             Yes                   No                               NAP
   138              No                   No                               NAP
   139             Yes                   No                               NAP
   140             Yes                   Yes                              NAP
   141             Yes                   No                         Tenancy Holdback
   142             Yes                   Yes                        Tenancy Holdback
   143             Yes                   No                               NAP
   144              No                   No                               NAP
   145              No                   No                               NAP
   146             Yes                   Yes                              NAP
   147             Yes                   Yes                              NAP
   148             Yes                   No                               NAP
   149             Yes                   No                               NAP
   150             Yes                   Yes                         Rental Reserve
   151             Yes                   No                        Insurance Holdback
   152             Yes                   No                               NAP
   153             Yes                   No                               NAP
   154              No                   No                               NAP
   155             Yes                   No                               NAP
   156              No                   No                               NAP
   157             Yes                   Yes                              NAP

   158             Yes                   Yes                        Leasing Holdback
   159             Yes                   Yes                        Leasing Holdback
   160             Yes                   Yes                        Tenancy Holdback
   161             Yes                   Yes                              NAP
   162             Yes                   No                               NAP
   163             Yes                   No                       Debt Service Reserve
   164             Yes                   Yes                              NAP
   165              No                   No                               NAP
   166             Yes                   No                       Debt Service Reserve
   167             Yes                   Yes                              NAP
   168             Yes                   No                               NAP
   169              No                   Yes                              NAP
   170              No                   Yes                              NAP
   171             Yes                   Yes                              NAP
   172             Yes                   No                               NAP
   173              No                   No                               NAP
   174             Yes                   No                               NAP
   175              No                   No                               NAP
   176             Yes                   No                          Lease Holdback
   177             Yes                   Yes                              NAP
   178             Yes                   Yes                        Lease Up Reserve
   179             Yes                   No                               NAP
   180             Yes                   No                               NAP
   181             Yes                   Yes                        Tenancy Holdback
   182             Yes                   No                               NAP
   183             Yes                   No                               NAP
   184              No                   No                               NAP
   185             Yes                   Yes                              NAP
   186             Yes                   Yes                              NAP
   187             Yes                   Yes                              NAP
   188             Yes                   Yes                              NAP
   189             Yes                   Yes                              NAP
   190              No                   Yes                              NAP
   191             Yes                   No                               NAP
   192             Yes                   Yes                              NAP
   193             Yes                   No                               NAP
   194             Yes                   No                               NAP

   195             Yes                   Yes                              NAP
   196             Yes                   Yes                              NAP
   197             Yes                   Yes                              NAP
   198             Yes                   Yes                              NAP
   199             Yes                   Yes                              NAP
   200             Yes                   Yes                              NAP
   201              No                   No                               NAP
   202             Yes                   No                               NAP
   203              No                   No                         Replacement LOC
   204             Yes                   Yes                         Rental Reserve
   205             Yes                   No                               NAP
   206             Yes                   Yes           Tenancy Holdback and Construction Reserve
   207             Yes                   Yes                              NAP
   208              No                   No                               NAP
   209             Yes                   No                               NAP
   210              No                   Yes                              NAP
   211              No                   No                               NAP
   212              No                   No                               NAP
   213             Yes                   No                               NAP
   214              No                   No                               NAP
   215              No                   No                       Construction Reserve
   216              No                   No                               NAP
   217              No                   Yes                              NAP
   218              No                   Yes                              NAP
   219              No                   No                               NAP
   220             Yes                   Yes                              NAP
   221             Yes                   Yes                              NAP
   222             Yes                   Yes            Debt Service Reserve and Tenancy Reserve
   223              No                   No                             Holdback
   224             Yes                   No                               NAP
   225             Yes                   Yes                        Tenancy Holdback
   226              No                   No                               NAP
   227              No                   No                               NAP
   228              No                   No                               NAP
   229             Yes                   Yes                        Tenancy Holdback
   230             Yes                   No                               NAP
   231             Yes                   Yes                              NAP
   232             Yes                   Yes                              NAP
   233             Yes                   Yes                              NAP
   234              No                   No                               NAP
   235             Yes                   Yes                              NAP
   236             Yes                   Yes                              NAP
   237              No                   No                               NAP
   238             Yes                   Yes                              NAP
   239             Yes                   No                               NAP
   240             Yes                   No                               NAP
   241             Yes                   Yes                              NAP
   242             Yes                   No                               NAP
   243             Yes                   Yes                              NAP
   244              No                   No                               NAP
   245             Yes                   No                               NAP
   246              No                   No                         Tenancy Holdback
   247             Yes                   No                               NAP
   248             Yes                   Yes                        Tenancy Holdback
   249             Yes                   Yes                              NAP
   250             Yes                   Yes                              NAP
   251             Yes                   Yes                              NAP
   252             Yes                   No                               NAP
   253             Yes                   Yes                        Lease Up Reserve
   254             Yes                   No                               NAP
   255             Yes                   No                               NAP
   256             Yes                   No                               NAP
   257             Yes                   No                               NAP
   258              No                   Yes                         Rent Holdback
   259             Yes                   Yes                              NAP
   260              No                   No                               NAP
   261             Yes                   Yes                        Earn Out Reserve
   262              No                   Yes                              NAP
   263             Yes                   No                               NAP
   264             Yes                   No                               NAP
   265              No                   Yes                              NAP
   266             Yes                   No                               NAP
   267             Yes                   No                               NAP
   268             Yes                   Yes                              NAP
   269             Yes                   Yes                              NAP
   270              No                   No                               NAP
   271             Yes                   No                               NAP
   272             Yes                   No                               NAP
   273             Yes                   Yes                              NAP
   274             Yes                   No                               NAP
   275             Yes                   Yes                        Rollover Reserve
   276             Yes                   No                               NAP
   277             Yes                   Yes                              NAP
   278             Yes                   Yes                              NAP
   279             Yes                   No                               NAP
   280              No                   No                               NAP
   281              No                   No                               NAP
   282             Yes                   Yes                              NAP
   283             Yes                   Yes                              NAP
   284             Yes                   Yes                      Debt Service Reserve
   285             Yes                   Yes                              NAP
   286             Yes                   No                               NAP
   287             Yes                   No                               NAP
   288             Yes                   Yes                              NAP
   289              No                   No                               NAP
   290             Yes                   Yes                              NAP
   291              No                   No                               NAP
   292             Yes                   No                               NAP
   293             Yes                   No                               NAP
   294             Yes                   No                               NAP
   295             Yes                   Yes                              NAP
   296              No                   No                               NAP
   297             Yes                   No                               NAP

   298             Yes                   No                               NAP
   299             Yes                   No                               NAP
   300             Yes                   No                               NAP
   301             Yes                   Yes                              NAP
   302             Yes                   Yes                              NAP
   303             Yes                   No                               NAP
   304              No                   No                               NAP
   305             Yes                   Yes                              NAP
   306             Yes                   No                               NAP
   307             Yes                   Yes                         Rental Reserve
   308             Yes                   Yes                              NAP

-----------------------------------------------------------------------------------
MORTGAGE                  SPRINGING                    INITIAL CAPITAL EXPENDITURE
LOAN NO.            ESCROW DESCRIPTION(17)                   ESCROW REQUIREMENT(18)
-----------------------------------------------------------------------------------

    1                        NAP                                        $3,410,301
    2                        NAP                                        $2,360,127
    3                        NAP                                        $2,731,159
    4                        NAP                                        $1,681,015
    5                        NAP                                          $375,831

    6          RE Tax, Insurance, CapEx, TI/LC                                  $0
    7          RE Tax, Insurance, CapEx, TI/LC                                  $0
    8          RE Tax, Insurance, CapEx, TI/LC                                  $0
    9          RE Tax, Insurance, CapEx, TI/LC                                  $0
   10          RE Tax, Insurance, CapEx, TI/LC                                  $0
   11          RE Tax, Insurance, CapEx, TI/LC                                  $0
   12          RE Tax, Insurance, CapEx, TI/LC                                  $0
   13          RE Tax, Insurance, CapEx, TI/LC                                  $0
   14          RE Tax, Insurance, CapEx, TI/LC                                  $0
   15          RE Tax, Insurance, CapEx, TI/LC                                  $0

   16                        NAP                                                $0
   17                        NAP                                                $0
   18                        NAP                                                $0
   19                        NAP                                                $0

   20              RE Tax, Insurance, TI/LC                                     $0
   21              RE Tax, Insurance, TI/LC                                     $0
   22              RE Tax, Insurance, TI/LC                                     $0
   23              RE Tax, Insurance, TI/LC                                     $0
   24          RE Tax, Insurance, CapEx, TI/LC                                  $0
   25                    CapEx, TI/LC                                      $80,000

   26                       TI/LC                                               $0
   27                       TI/LC                                               $0
   28                       TI/LC                                               $0

   29       RE Tax, Insurance, CapEx, TI/LC, Other                              $0
   30       RE Tax, Insurance, CapEx, TI/LC, Other                              $0
   31              RE Tax, Insurance, CapEx                                     $0
   32                        NAP                                                $0
   33                        NAP                                                $0

   34                        NAP                                                $0
   35                        NAP                                                $0
   36                        NAP                                                $0
   37                        NAP                                                $0
   38                        NAP                                                $0

   39              RE Tax, Insurance, CapEx                                     $0
   40              RE Tax, Insurance, CapEx                                     $0
   41                        NAP                                                $0

   42          RE Tax, Insurance, CapEx, TI/LC                                  $0
   43          RE Tax, Insurance, CapEx, TI/LC                                  $0
   44              RE Tax, Insurance, CapEx                                     $0
   45          RE Tax, Insurance, CapEx, TI/LC                                  $0
   46                 RE Tax, Insurance                                         $0
   47          RE Tax, Insurance, TI/LC, Other                                  $0
   48              RE Tax, Insurance, CapEx                                $30,000
   49                    CapEx, TI/LC                                           $0
   50                     Insurance                                             $0
   51                  Insurance, TI/LC                                         $0
   52          RE Tax, Insurance, Environmental                                 $0
   53                        NAP                                                $0
   54                     Insurance                                             $0
   55                        NAP                                                $0
   56                        NAP                                                $0
   57                       TI/LC                                               $0
   58                     Insurance                                             $0
   59                     Insurance                                       $146,850

   60              RE Tax, Insurance, CapEx                                     $0
   61              RE Tax, Insurance, CapEx                                     $0
   62              RE Tax, Insurance, CapEx                                     $0
   63              RE Tax, Insurance, CapEx                                     $0
   64                    CapEx, TI/LC                                           $0

   65                        NAP                                                $0
   66                        NAP                                                $0
   67                        NAP                                                $0
   68                    CapEx, TI/LC                                           $0
   69                        NAP                                                $0
   70                        NAP                                                $0
   71                        NAP                                                $0
   72                 RE Tax, Insurance                                         $0

   73                        NAP                                                $0
   74                        NAP                                                $0
   75                        NAP                                                $0
   76              RE Tax, Insurance, CapEx                                     $0
   77           Insurance, CapEx, TI/LC, Other                                  $0
   78                        NAP                                                $0
   79                     Insurance                                             $0
   80                        NAP                                                $0
   81              RE Tax, Insurance, CapEx                                     $0
   82                        NAP                                                $0
   83                       TI/LC                                               $0
   84          RE Tax, Insurance, CapEx, Other                             $20,000
   85                        NAP                                                $0
   86              RE Tax, Insurance, CapEx                                     $0
   87                     Insurance                                             $0
   88                        NAP                                                $0

   89                        NAP                                                $0
   90                        NAP                                                $0
   91                        NAP                                                $0
   92                  Insurance, TI/LC                                         $0
   93                        NAP                                                $0
   94                     Insurance                                             $0
   95                        NAP                                                $0
   96              RE Tax, Insurance, CapEx                                     $0
   97                    CapEx, TI/LC                                      $22,250
   98                 RE Tax, Insurance                                         $0
   99                        NAP                                           $48,200
   100                       NAP                                                $0
   101                    Insurance                                             $0
   102                   CapEx, TI/LC                                           $0
   103                       NAP                                                $0
   104                      TI/LC                                               $0
   105                RE Tax, Insurance                                         $0
   106                       NAP                                            $6,333
   107                       NAP                                                $0
   108                       NAP                                                $0

   109                    Insurance                                             $0
   110                    Insurance                                             $0
   111                    Insurance                                             $0
   112                    Insurance                                             $0
   113                    Insurance                                             $0
   114                    Insurance                                             $0
   115                    Insurance                                             $0
   116                       NAP                                                $0
   117             RE Tax, Insurance, CapEx                                     $0
   118                RE Tax, Insurance                                         $0
   119                      CapEx                                               $0
   120                       NAP                                                $0
   121                       NAP                                                $0
   122             RE Tax, Insurance, Other                                     $0
   123                      TI/LC                                               $0
   124                    Insurance                                             $0
   125                       NAP                                                $0
   126                      TI/LC                                               $0
   127                       NAP                                                $0
   128                      TI/LC                                               $0
   129                      TI/LC                                               $0
   130                       NAP                                                $0
   131                       NAP                                                $0
   132                       NAP                                                $0
   133                       NAP                                                $0
   134                       NAP                                                $0
   135                       NAP                                                $0
   136                RE Tax, Insurance                                         $0
   137                       NAP                                                $0
   138                    Insurance                                             $0
   139                       NAP                                                $0
   140                       NAP                                                $0
   141                      RE Tax                                              $0
   142                       NAP                                                $0
   143             RE Tax, Insurance, Other                                     $0
   144                       NAP                                                $0
   145                   CapEx, TI/LC                                           $0
   146                RE Tax, Insurance                                         $0
   147                       NAP                                                $0
   148                       NAP                                                $0
   149                      TI/LC                                               $0
   150                    Insurance                                             $0
   151             RE Tax, Insurance, TI/LC                            $35,000 LOC
   152                    Insurance                                             $0
   153                    Insurance                                             $0
   154             RE Tax, Insurance, CapEx                                     $0
   155                    Insurance                                             $0
   156             RE Tax, Insurance, TI/LC                                     $0
   157                    Insurance                                             $0

   158                       NAP                                                $0
   159                       NAP                                                $0
   160                      Other                                               $0
   161                       NAP                                                $0
   162                       NAP                                                $0
   163                      TI/LC                                               $0
   164                    Insurance                                             $0
   165                RE Tax, Insurance                                         $0
   166                       NAP                                                $0
   167                       NAP                                                $0
   168                      TI/LC                                               $0
   169                RE Tax, Insurance                                         $0
   170                      CapEx                                               $0
   171                       NAP                                                $0
   172                      RE Tax                                              $0
   173             RE Tax, Insurance, Other                                     $0
   174                       NAP                                                $0
   175                RE Tax, Insurance                                         $0
   176                       NAP                                                $0
   177                       NAP                                                $0
   178                       NAP                                                $0
   179                       NAP                                                $0
   180                      RE Tax                                              $0
   181                       NAP                                                $0
   182                      CapEx                                         $100,000
   183                       NAP                                                $0
   184             RE Tax, Insurance, CapEx                                     $0
   185                      TI/LC                                               $0
   186                       NAP                                                $0
   187                       NAP                                                $0
   188                      Other                                               $0
   189                       NAP                                                $0
   190                       NAP                                                $0
   191                      TI/LC                                               $0
   192                       NAP                                                $0
   193                       NAP                                                $0
   194                       NAP                                                $0

   195         RE Tax, Insurance, CapEx, TI/LC                         $27,000 LOC
   196         RE Tax, Insurance, CapEx, TI/LC                         $27,000 LOC
   197         RE Tax, Insurance, CapEx, TI/LC                         $27,000 LOC
   198         RE Tax, Insurance, CapEx, TI/LC                         $27,000 LOC
   199         RE Tax, Insurance, CapEx, TI/LC                         $27,000 LOC
   200         RE Tax, Insurance, CapEx, TI/LC                         $27,000 LOC
   201         RE Tax, Insurance, CapEx, TI/LC                                  $0
   202                       NAP                                                $0
   203         RE Tax, Insurance, CapEx, TI/LC                                  $0
   204             RE Tax, Insurance, TI/LC                                     $0
   205                       NAP                                                $0
   206                       NAP                                                $0
   207                       NAP                                                $0
   208                RE Tax, Insurance                                         $0
   209                       NAP                                                $0
   210                RE Tax, Insurance                                         $0
   211                       NAP                                                $0
   212         RE Tax, Insurance, CapEx, TI/LC                                  $0
   213                       NAP                                                $0
   214                       NAP                                                $0
   215             RE Tax, Insurance, CapEx                                     $0
   216                       NAP                                                $0
   217                RE Tax, Insurance                                         $0
   218                   CapEx, Other                                           $0
   219                RE Tax, Insurance                                         $0
   220                       NAP                                                $0
   221                       NAP                                                $0
   222                       NAP                                                $0
   223                       NAP                                                $0
   224                RE Tax, Insurance                                         $0
   225                    Insurance                                             $0
   226         RE Tax, Insurance, CapEx, TI/LC                                  $0
   227         RE Tax, Insurance, CapEx, TI/LC                                  $0
   228                   CapEx, TI/LC                                           $0
   229                       NAP                                                $0
   230                       NAP                                                $0
   231                       NAP                                                $0
   232                       NAP                                                $0
   233                       NAP                                                $0
   234                RE Tax, Insurance                                         $0
   235                       NAP                                                $0
   236                       NAP                                                $0
   237             RE Tax, Insurance, CapEx                                     $0
   238                      TI/LC                                               $0
   239                       NAP                                                $0
   240                       NAP                                                $0
   241                       NAP                                                $0
   242                       NAP                                           $20,000
   243                 Insurance, CapEx                                         $0
   244                RE Tax, Insurance                                         $0
   245                       NAP                                                $0
   246                RE Tax, Insurance                                         $0
   247                       NAP                                                $0
   248                    Insurance                                             $0
   249                       NAP                                                $0
   250                      TI/LC                                               $0
   251                    Insurance                                             $0
   252             RE Tax, Insurance, CapEx                                     $0
   253                       NAP                                                $0
   254                       NAP                                                $0
   255                       NAP                                                $0
   256                       NAP                                                $0
   257                       NAP                                                $0
   258         RE Tax, Insurance, CapEx, TI/LC                                  $0
   259                       NAP                                                $0
   260                       NAP                                                $0
   261                       NAP                                                $0
   262                RE Tax, Insurance                                         $0
   263                       NAP                                                $0
   264                      RE Tax                                              $0
   265                    Insurance                                             $0
   266                       NAP                                                $0
   267                       NAP                                                $0
   268                       NAP                                                $0
   269                      TI/LC                                               $0
   270             RE Tax, Insurance, CapEx                                     $0
   271                       NAP                                                $0
   272             RE Tax, Insurance, Other                                     $0
   273                       NAP                                                $0
   274                RE Tax, Insurance                                         $0
   275                 Insurance, Other                                         $0
   276                      TI/LC                                               $0
   277                      TI/LC                                               $0
   278                       NAP                                                $0
   279                       NAP                                                $0
   280                RE Tax, Insurance                                         $0
   281                       NAP                                                $0
   282                      RE Tax                                              $0
   283                       NAP                                                $0
   284                       NAP                                                $0
   285                       NAP                                                $0
   286                       NAP                                                $0
   287                       NAP                                                $0
   288                       NAP                                                $0
   289         RE Tax, Insurance, CapEx, TI/LC                                  $0
   290                       NAP                                                $0
   291         RE Tax, Insurance, CapEx, TI/LC                                  $0
   292                       NAP                                                $0
   293                       NAP                                           $30,000
   294                       NAP                                                $0
   295                       NAP                                                $0
   296                   CapEx, TI/LC                                           $0
   297                       NAP                                                $0

   298                       NAP                                                $0
   299                       NAP                                                $0
   300                       NAP                                                $0
   301                       NAP                                                $0
   302                       NAP                                                $0
   303                       NAP                                           $20,000
   304         RE Tax, Insurance, CapEx, TI/LC                                  $0
   305                       NAP                                                $0
   306                       NAP                                                $0
   307                       NAP                                                $0
   308                       NAP                                           $10,000

                                                                       $11,154,066

-----------------------------------------------------------------------------------------------------------------
MORTGAGE                                                                              MONTHLY CAPITAL EXPENDITURE
LOAN NO.                                                                                   ESCROW REQUIREMENT(19)
-----------------------------------------------------------------------------------------------------------------

    1          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
    2          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
    3          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.
    4       4%, 3%, 4%, 5% of gross revenues for pre-2002, 2002 & 2003, 2004 & 2005, 2006 and onward, respectively
    5          For Fiscal Years 1, 2, 3-5, 6-10, 11 and onward, 1%, 2%, 3%, 4%, 5% of gross revenues respectively.

    6                                                                                                           $0
    7                                                                                                           $0
    8                                                                                                           $0
    9                                                                                                           $0
   10                                                                                                           $0
   11                                                                                                           $0
   12                                                                                                           $0
   13                                                                                                           $0
   14                                                                                                           $0
   15                                                                                                           $0

   16                                                                                                       $6,150
   17                                                                                                       $6,068
   18                                                                                                       $5,000
   19                                                                                                       $6,067

   20                                                                                                           $0
   21                                                                                                           $0
   22                                                                                                           $0
   23                                                                                                           $0
   24                                                                                                           $0
   25                                                                                                       $6,912

   26                                                                                                       $1,840
   27                                                                                                         $804
   28                                                                                                         $466

   29                                                                                                           $0
   30                                                                                                           $0
   31                                                                                                           $0
   32                                                                                                       $3,505
   33                                                                                                           $0

   34                                                                                                       $1,153
   35                                                                                                         $955
   36                                                                                                         $484
   37                                                                                                         $324
   38                                                                                                         $253

   39                                                                                                           $0
   40                                                                                                           $0
   41                                                                                                       $1,058

   42                                                                                                           $0
   43                                                                                                           $0
   44                                                                                                           $0
   45                                                                                                           $0
   46                                                                                                           $0
   47                                                                                                       $1,684
   48                                                                                                           $0
   49                                                                                                       $1,890
   50                                                                                                         $977
   51                                                                                                           $0
   52                                                                                                           $0
   53                                                                                                      $16,530
   54                                                                                                       $2,148
   55                                                                                                       $6,088
   56                                                                                                       $5,365
   57                                                                                                       $4,250
   58                                                                                                       $2,905
   59                                                                                                       $1,728

   60                                                                                                           $0
   61                                                                                                           $0
   62                                                                                                           $0
   63                                                                                                           $0
   64                                                                                                           $0

   65                                                                                                       $1,581
   66                                                                                                         $790
   67                                                                                                         $924
   68                                                                                                           $0
   69                                                                                                         $506
   70                                                                                                         $524
   71                                                                                                      $25,000
   72                                                                                                       $1,204

   73                                                                                                       $1,250
   74                                                                                                         $674
   75                                                                                                         $299
   76                                                                                                           $0
   77                                                                                                           $0
   78                                                                                                       $5,594
   79                                                                                                       $2,400
   80                                                                                                       $1,250
   81                                                                                                           $0
   82                                                                                                       $1,075
   83                                                                                                       $4,458
   84                                                                                                           $0
   85                                                                                                       $6,277
   86                                                                                                           $0
   87                                                                                                       $1,766
   88                                                                                                         $917

   89                                                                                                       $2,016
   90                                                                                                       $1,514
   91                                                                                                       $1,180
   92                                                                                                       $2,534
   93                                                                                                       $2,329
   94                                                                                                           $0
   95                                                                                                       $1,463
   96                                                                                                       $8,115
   97                                                                                                           $0
   98                                                                                                       $7,313
   99                                                                                                         $803
   100                                                                                                        $918
   101                                                                                                          $0
   102                                                                                                          $0
   103                                                                                                      $1,667
   104                                                                                                      $3,750
   105                                                                                                      $1,564
   106                                                                                                      $6,333
   107                                                                                                        $807
   108                                                                                                      $1,516

   109                                                                                                      $1,365
   110                                                                                                        $179
   111                                                                                                        $102
   112                                                                                                        $135
   113                                                                                                        $103
   114                                                                                                         $92
   115                                                                                                        $102
   116                                                                                                        $749
   117                                                                                                          $0
   118                                                                                                      $1,244
   119                                                                                                          $0
   120                                                                                                      $3,639
   121                                                                                                        $489
   122                                                                                                        $469
   123                                                                                                      $2,871
   124                                                                                                        $577
   125                                                                                                      $4,833
   126                                                                                                          $0
   127                                                                                                      $1,254
   128                                                                                                        $666
   129                                                                                                      $4,313
   130                                                                                                        $435
   131                                                                                                          $0
   132                                                                                                      $7,000
   133                                                                                                          $0
   134                                                                                                        $314
   135                                                                                                        $818
   136                                                                                                        $450
   137                                                                                                      $4,905
   138                                                                                                          $0
   139                                                                                                        $739
   140                                                                                                        $687
   141                                                                                                        $446
   142                                                                                                        $923
   143                                                                                                         $71
   144                                                                                                          $0
   145                                                                                                          $0
   146                                                                                                        $441
   147                                                                                                      $1,366
   148                                                                                                      $2,787
   149                                                                                                      $2,125
   150                                                                                                        $459
   151                                                                                                          $0
   152                                                                                                      $5,802
   153                                                                                                      $5,602
   154                                                                                                          $0
   155                                                                                                      $6,221
   156                                                                                                          $0
   157                                                                                                      $1,692

   158                                                                                                      $1,252
   159                                                                                                        $517
   160                                                                                                        $693
   161                                                                                                        $380
   162                                                                                                      $1,938
   163                                                                                                      $1,225
   164                                                                                                        $358
   165                                                                                                          $0
   166                                                                                                      $1,900
   167                                                                                                        $809
   168                                                                                                      $2,833
   169                                                                                                          $0
   170                                                                                                          $0
   171                                                                                                        $733
   172                                                                                                        $423
   173                                                                                                          $0
   174                                                                                                      $2,349
   175                                                                                                          $0
   176                                                                                                      $7,062
   177                                                                                                        $933
   178                                                                                                        $741
   179                                                                                                      $4,979
   180                                                                                                        $450
   181                                                                                                        $193
   182                                                                                                          $0
   183                                                                                                      $5,604
   184                                                                                                          $0
   185                                                                                                        $306
   186                                                                                                        $368
   187                                                                                                      $1,025
   188                                                                                                        $901
   189                                                                                                        $214
   190                                                                                                          $0
   191                                                                                                      $2,479
   192                                                                                                        $398
   193                                                                                                        $911
   194                                                                                                      $1,058

   195                                                                                                          $0
   196                                                                                                          $0
   197                                                                                                          $0
   198                                                                                                          $0
   199                                                                                                          $0
   200                                                                                                          $0
   201                                                                                                          $0
   202                                                                                                        $381
   203                                                                                                          $0
   204                                                                                                        $546
   205                                                                                                      $2,667
   206                                                                                                        $377
   207                                                                                                        $368
   208                                                                                                          $0
   209                                                                                                      $3,958
   210                                                                                                          $0
   211                                                                                                          $0
   212                                                                                                          $0
   213                                                                                                      $1,500
   214                                                                                                          $0
   215                                                                                                          $0
   216                                                                                                          $0
   217                                                                                                          $0
   218                                                                                                          $0
   219                                                                                                          $0
   220                                                                                                        $351
   221                                                                                                        $656
   222                                                                                                        $582
   223                                                                                                          $0
   224                                                                                                        $189
   225                                                                                                        $394
   226                                                                                                          $0
   227                                                                                                          $0
   228                                                                                                          $0
   229                                                                                                        $470
   230                                                                                                      $1,000
   231                                                                                                        $845
   232                                                                                                        $359
   233                                                                                                        $488
   234                                                                                                          $0
   235                                                                                                      $1,575
   236                                                                                                        $154
   237                                                                                                        $473
   238                                                                                                        $264
   239                                                                                                      $1,292
   240                                                                                                      $1,250
   241                                                                                                        $258
   242                                                                                                          $0
   243                                                                                                        $527
   244                                                                                                          $0
   245                                                                                                      $1,125
   246                                                                                                          $0
   247                                                                                                      $1,167
   248                                                                                                        $106
   249                                                                                                        $547
   250                                                                                                         $95
   251                                                                                                        $121
   252                                                                                                        $771
   253                                                                                                        $258
   254                                                                                                      $1,271
   255                                                                                                        $203
   256                                                                                                      $2,767
   257                                                                                                        $833
   258                                                                                                          $0
   259                                                                                                         $94
   260                                                                                                          $0
   261                                                                                                        $300
   262                                                                                                          $0
   263                                                                                                        $667
   264                                                                                                        $188
   265                                                                                                          $0
   266                                                                                                      $1,317
   267                                                                                                        $450
   268                                                                                                        $105
   269                                                                                                        $368
   270                                                                                                          $0
   271                                                                                                        $728
   272                                                                                                         $46
   273                                                                                                        $700
   274                                                                                                      $1,083
   275                                                                                                        $275
   276                                                                                                      $1,792
   277                                                                                                        $973
   278                                                                                                        $621
   279                                                                                                        $545
   280                                                                                                          $0
   281                                                                                                        $600
   282                                                                                                         $68
   283                                                                                                        $425
   284                                                                                                        $150
   285                                                                                                        $185
   286                                                                                                        $489
   287                                                                                                        $765
   288                                                                                                        $150
   289                                                                                                          $0
   290                                                                                                        $114
   291                                                                                                          $0
   292                                                                                                        $496
   293                                                                                                      $2,708
   294                                                                                                        $558
   295                                                                                                         $59
   296                                                                                                          $0
   297                                                                                                        $390

   298                                                                                                        $365
   299                                                                                                        $221
   300                                                                                                        $193
   301                                                                                                        $296
   302                                                                                                        $104
   303                                                                                                      $1,792
   304                                                                                                          $0
   305                                                                                                        $199
   306                                                                                                      $1,167
   307                                                                                                        $110
   308                                                                                                        $100

                                                                                                          $346,557

------------------------------------------------------------------------------------------------------------------
MORTGAGE   CURRENT CAPITAL EXPENDITURE            INITIAL TI/LC                                      MONTHLY TI/LC
LOAN NO.            ESCROW BALANCE(20)   ESCROW REQUIREMENT(21)                             ESCROW REQUIREMENT(22)
------------------------------------------------------------------------------------------------------------------

    1                       $3,510,301                       $0                                                 $0
    2                       $2,460,127                       $0                                                 $0
    3                       $2,831,159                       $0                                                 $0
    4                       $1,781,015                       $0                                                 $0
    5                         $425,831                       $0                                                 $0

    6                               $0               $5,271,121                                                 $0
    7                               $0                 $861,867                                                 $0
    8                               $0                       $0                                                 $0
    9                               $0                       $0                                                 $0
   10                               $0                       $0                                                 $0
   11                               $0                       $0                                                 $0
   12                               $0                       $0                                                 $0
   13                               $0                       $0                                                 $0
   14                               $0                       $0                                                 $0
   15                               $0                       $0                                                 $0

   16                          $12,133                       $0                                                 $0
   17                          $12,135                       $0                                                 $0
   18                          $12,300                       $0                                                 $0
   19                          $12,133                       $0                                                 $0

   20                               $0                       $0                                                 $0
   21                               $0                       $0                                                 $0
   22                               $0                       $0                                                 $0
   23                               $0                       $0                                                 $0
   24                               $0                       $0                                                 $0
   25                          $80,000                 $400,000                                            $34,201

   26                               $0                       $0                                                 $0
   27                               $0                       $0                                                 $0
   28                               $0                       $0                                                 $0

   29                               $0                       $0                                                 $0
   30                               $0                       $0                                                 $0
   31                               $0                       $0                                                 $0
   32                           $7,010                       $0                                             $6,964
   33                               $0                       $0                                                 $0

   34                           $2,306                       $0                                             $5,576
   35                           $1,911                       $0                                             $4,620
   36                             $969                       $0                                             $2,342
   37                             $648                       $0                                             $1,567
   38                             $506                       $0                                             $1,224

   39                               $0                       $0                                                 $0
   40                               $0                       $0                                                 $0
   41                           $1,058                       $0                                             $5,288

   42                               $0                       $0                                                 $0
   43                               $0                       $0                                                 $0
   44                               $0                       $0                                                 $0
   45                               $0                       $0                                                 $0
   46                               $0                       $0                                                 $0
   47                               $0                       $0                                            $24,741
   48                          $30,000                       $0                                                 $0
   49                           $1,890                       $0                                                 $0
   50                               $0                       $0                                             $5,863
   51                               $0                       $0                                                 $0
   52                               $0                       $0                                                 $0
   53                          $11,020                       $0                                                 $0
   54                           $4,303                       $0                                            $13,423
   55                           $6,088                       $0                                            $12,500
   56                          $26,825                       $0                                                 $0
   57                          $21,250                       $0                                                 $0
   58                           $5,819                       $0                                             $9,684
   59                         $157,536                 $150,000                                             $6,191

   60                               $0                       $0                                                 $0
   61                               $0                       $0                                                 $0
   62                               $0                       $0                                                 $0
   63                               $0                       $0                                                 $0
   64                               $0                       $0                                                 $0

   65                           $1,581                  $37,200                                             $6,110
   66                             $790                  $35,500                                             $4,474
   67                             $924                  $27,300                                             $3,569
   68                               $0                       $0                                                 $0
   69                           $1,015                       $0                                             $5,833
   70                               $0                       $0                                             $1,667
   71                         $831,349                       $0                                                 $0
   72                           $3,612                       $0                                                 $0

   73                           $1,250                       $0                                             $3,750
   74                             $674                  $70,000                                             $2,023
   75                             $299                  $30,000                                               $874
   76                               $0                       $0                                                 $0
   77                               $0                       $0                                                 $0
   78                          $11,188                       $0                                                 $0
   79                          $93,672                       $0                                                 $0
   80                           $5,000                       $0                                                 $0
   81                               $0                       $0                                                 $0
   82                           $3,226                       $0                                             $5,371
   83                          $13,375                       $0                                                 $0
   84                          $20,000                       $0                                                 $0
   85                           $6,277                       $0                                                 $0
   86                               $0                       $0                                                 $0
   87                           $3,533                 $150,000        $18,325 (decreases to $11,822.75 on 2/1/08)
   88                             $917                       $0                                             $4,585

   89                           $4,032                       $0                                                 $0
   90                           $3,028                       $0                                                 $0
   91                           $2,361                       $0                                                 $0
   92                          $15,204                       $0                                                 $0
   93                           $4,658                       $0                                             $6,361
   94                               $0                       $0                                                 $0
   95                           $1,463                       $0                                             $1,666
   96                          $32,589                       $0                                                 $0
   97                          $22,362                 $200,000                                                 $0
   98                          $22,005                       $0                                                 $0
   99                          $48,200                 $171,000                                             $4,630
   100                          $4,590                 $496,701                                                 $0
   101                              $0                       $0                                             $8,000
   102                          $3,011                       $0                                                 $0
   103                              $0                       $0                                                 $0
   104                          $7,500                       $0                                                 $0
   105                          $3,133                       $0                                                 $0
   106                         $43,568                       $0                                                 $0
   107                          $1,614                  $96,864                                             $4,078
   108                         $21,219                       $0                                             $8,336

   109                          $1,365                       $0                                             $4,549
   110                            $179                       $0                                               $597
   111                            $102                       $0                                               $341
   112                            $135                       $0                                               $450
   113                            $103                       $0                                               $343
   114                             $92                       $0                                               $307
   115                            $102                       $0                                               $341
   116                              $0                       $0                                             $2,000
   117                              $0                       $0                                                 $0
   118                         $53,172                       $0                                                 $0
   119                              $0                       $0                                                 $0
   120                          $7,278                       $0                                            $11,912
   121                          $1,471                       $0                                             $3,262
   122                            $469                       $0                                             $1,406
   123                          $5,742                       $0                                                 $0
   124                          $1,731                       $0                                               $834
   125                              $0                       $0                                                 $0
   126                          $3,213                       $0                                                 $0
   127                          $3,762                       $0                                                 $0
   128                          $1,332                 $120,000                                                 $0
   129                         $12,938                       $0                                                 $0
   130                            $435                       $0                                             $2,416
   131                              $0                       $0                                             $1,160
   132                         $14,000                       $0                                                 $0
   133                              $0                       $0                                             $2,000
   134                            $314                       $0                                               $945
   135                          $1,636                       $0                                                 $0
   136                          $1,350                       $0                                             $1,500
   137                              $0                       $0                                                 $0
   138                              $0                       $0                                                 $0
   139                          $1,479                       $0                                                 $0
   140                            $687                       $0                                             $2,291
   141                            $446                       $0                                                 $0
   142                          $2,769                       $0                                             $4,615
   143                            $284                       $0                                                 $0
   144                              $0                       $0                                                 $0
   145                              $0                       $0                                                 $0
   146                            $441                       $0                                             $2,083
   147                              $0                       $0                                             $5,254
   148                         $11,196                       $0                                             $5,160
   149                          $4,250                       $0                                                 $0
   150                            $918                  $90,664                                             $2,299
   151                              $0                       $0                                                 $0
   152                              $0                       $0                                                 $0
   153                          $5,604                       $0                                                 $0
   154                              $0                       $0                                                 $0
   155                         $18,715                       $0                                                 $0
   156                              $0                       $0                                                 $0
   157                          $3,385                 $200,000                                             $5,232

   158                          $2,504                       $0                                             $3,339
   159                          $1,033                       $0                                             $1,378
   160                          $1,386                       $0                                             $2,083
   161                            $761                       $0                                             $2,533
   162                          $1,938                       $0                                                 $0
   163                          $6,125                       $0                                                 $0
   164                            $358                       $0                                             $2,083
   165                              $0                       $0                                                 $0
   166                          $5,703                       $0                                                 $0
   167                            $809                       $0                                             $5,000
   168                          $5,667                       $0                                                 $0
   169                              $0                 $100,000                                                 $0
   170                              $0                       $0                                             $1,675
   171                          $1,466                       $0                                             $5,000
   172                          $1,269                       $0                                                 $0
   173                              $0                       $0                                                 $0
   174                          $4,698                       $0                                                 $0
   175                              $0                       $0                                                 $0
   176                         $42,372                       $0                                                 $0
   177                          $2,799                       $0                                             $3,333
   178                          $1,482                 $120,000                                             $3,623
   179                          $4,979                       $0                                                 $0
   180                          $1,350                       $0                                                 $0
   181                            $579                       $0                                               $644
   182                        $100,149                       $0                                                 $0
   183                         $16,812                       $0                                                 $0
   184                              $0                       $0                                                 $0
   185                            $614                 $150,000                                                 $0
   186                          $1,103                 $100,000                                             $1,960
   187                          $2,050                       $0                                               $351
   188                            $901                       $0                                             $3,003
   189                            $427                  $22,574                                               $941
   190                              $0                 $115,000                                             $3,333
   191                          $7,438                       $0                                                 $0
   192                            $796                       $0                                             $1,323
   193                          $1,822                       $0                                                 $0
   194                          $3,175                       $0                                                 $0

   195                              $0             $175,000 LOC                                                 $0
   196                              $0             $175,000 LOC                                                 $0
   197                              $0             $175,000 LOC                                                 $0
   198                              $0             $175,000 LOC                                                 $0
   199                              $0             $175,000 LOC                                                 $0
   200                              $0             $175,000 LOC                                                 $0
   201                              $0                       $0                                                 $0
   202                              $0                       $0                                                 $0
   203                              $0                       $0                                                 $0
   204                          $2,746                 $200,000                                                 $0
   205                              $0                       $0                                                 $0
   206                          $1,134                       $0                                               $629
   207                            $368                  $25,000                                             $1,555
   208                              $0                       $0                                                 $0
   209                         $15,833                       $0                                                 $0
   210                              $0                 $100,000                                                 $0
   211                              $0                       $0                                                 $0
   212                              $0                       $0                                                 $0
   213                          $3,000                       $0                                                 $0
   214                              $0                       $0                                                 $0
   215                              $0                       $0                                                 $0
   216                              $0                       $0                                                 $0
   217                              $0                 $100,000                                                 $0
   218                              $0                       $0                                             $2,162
   219                              $0                       $0                                                 $0
   220                            $702                       $0                                             $1,537
   221                          $1,312                  $45,000                                             $1,608
   222                          $1,164                       $0                                             $2,196
   223                              $0                       $0                                                 $0
   224                              $0                       $0                                                 $0
   225                          $1,576                       $0                                             $1,314
   226                              $0                       $0                                                 $0
   227                              $0                       $0                                                 $0
   228                              $0                       $0                                                 $0
   229                          $1,410                       $0                                             $1,761
   230                          $2,000                       $0                                                 $0
   231                          $1,690                  $50,000                                             $2,818
   232                              $0                       $0                                             $2,392
   233                            $975                       $0                                             $1,296
   234                              $0                       $0                                                 $0
   235                         $19,453                  $10,000                                             $3,500
   236                            $154                       $0   $2916.67/mo. For 1st year; $1,000/mo. thereafter
   237                              $0                       $0                                                 $0
   238                            $529                  $40,000                                                 $0
   239                          $2,583                       $0                                                 $0
   240                          $2,500                       $0                                                 $0
   241                            $516                       $0                                             $1,714
   242                         $20,000                       $0                                                 $0
   243                            $527                       $0                                               $833
   244                              $0                       $0                                                 $0
   245                          $2,250                       $0                                                 $0
   246                              $0                       $0                                                 $0
   247                          $2,333                       $0                                                 $0
   248                            $212                       $0                                             $2,750
   249                          $2,197                       $0                                             $2,735
   250                              $0                  $92,399                                                 $0
   251                            $363                       $0                                               $833
   252                          $3,096                       $0                                                 $0
   253                          $1,031                       $0                                             $1,569
   254                          $3,812                       $0                                                 $0
   255                              $0                       $0                                                 $0
   256                          $2,770                       $0                                                 $0
   257                              $0                       $0                                                 $0
   258                              $0                  $42,750                                                 $0
   259                            $282                       $0                                               $625
   260                              $0                       $0                                                 $0
   261                              $0                       $0                                               $820
   262                              $0                  $50,000                                                 $0
   263                          $1,333                       $0                                                 $0
   264                            $562                       $0                                                 $0
   265                              $0                       $0                                               $956
   266                          $3,952                       $0                                                 $0
   267                            $900                       $0                                                 $0
   268                              $0                       $0                                               $547
   269                          $1,473                       $0                                             $1,842
   270                              $0                       $0                                                 $0
   271                          $2,183                       $0                                                 $0
   272                             $46                       $0                                                 $0
   273                          $2,800                       $0                                             $2,140
   274                          $4,349                       $0                                                 $0
   275                              $0                       $0                                               $833
   276                          $8,958                       $0                                                 $0
   277                              $0                       $0                                             $1,621
   278                          $1,242                       $0                                             $2,138
   279                          $2,726                       $0                                                 $0
   280                          $1,572                       $0                                             $1,577
   281                          $1,200                       $0                                                 $0
   282                            $204                       $0                                               $467
   283                          $1,700                       $0                                               $992
   284                            $450                       $0                                               $997
   285                            $370                       $0                                             $1,024
   286                          $1,466                       $0                                                 $0
   287                          $1,530                       $0                                                 $0
   288                            $300                       $0                                               $850
   289                              $0                       $0                                                 $0
   290                            $228                       $0                                               $760
   291                              $0                       $0                                                 $0
   292                            $496                       $0                                                 $0
   293                         $35,417                       $0                                                 $0
   294                          $1,680                       $0                                                 $0
   295                            $118                       $0                                               $394
   296                              $0                       $0                                                 $0
   297                          $1,171                       $0                                                 $0

   298                          $1,096                       $0                                                 $0
   299                            $663                       $0                                                 $0
   300                            $579                       $0                                                 $0
   301                            $592                       $0                                             $1,012
   302                            $418                       $0                                               $300
   303                         $27,168                       $0                                                 $0
   304                              $0                       $0                                                 $0
   305                              $0                       $0                                               $630
   306                          $1,167                       $0                                                 $0
   307                            $220                       $0                                               $550
   308                         $10,000                  $30,000                                               $500

                           $13,257,998               $9,975,940                                           $384,428

------------------------------------------------------------------------------
MORTGAGE        CURRENT TI/LC   ENVIRONMENTAL      INTEREST
LOAN NO.   ESCROW BALANCE(23)     INSURANCE     ACCRUAL METHOD   SEASONING(24)
------------------------------------------------------------------------------

    1                      $0         No          Actual/360                5
    2                      $0         No          Actual/360                5
    3                      $0         No          Actual/360                5
    4                      $0         No          Actual/360                5
    5                      $0         No          Actual/360                5

    6              $5,271,121         No          Actual/360                2
    7                $861,867         No          Actual/360                2
    8                      $0         No          Actual/360                2
    9                      $0         No          Actual/360                2
   10                      $0         No          Actual/360                2
   11                      $0         No          Actual/360                2
   12                      $0         No          Actual/360                2
   13                      $0         No          Actual/360                2
   14                      $0         No          Actual/360                2
   15                      $0         No          Actual/360                2

   16                      $0         No          Actual/360                2
   17                      $0         No          Actual/360                2
   18                      $0         No          Actual/360                2
   19                      $0         No          Actual/360                2

   20                      $0         No          Actual/360                2
   21                      $0         No          Actual/360                2
   22                      $0         No          Actual/360                2
   23                      $0         No          Actual/360                2
   24                      $0         No          Actual/360                2
   25                $400,000         No          Actual/360                3

   26                      $0         No          Actual/360                0
   27                      $0         No          Actual/360                0
   28                      $0         No          Actual/360                0

   29                      $0         No          Actual/360                2
   30                      $0         No          Actual/360                2
   31                      $0         No            30/360                  2
   32                 $13,927         No          Actual/360                2
   33                      $0         No          Actual/360                3

   34                 $11,153         No          Actual/360                2
   35                  $9,241         No          Actual/360                2
   36                  $4,684         No          Actual/360                2
   37                  $3,134         No          Actual/360                2
   38                  $2,449         No          Actual/360                2

   39                      $0         No            30/360                  1
   40                      $0         No            30/360                  1
   41                      $0         No          Actual/360                2

   42                      $0         No          Actual/360                0
   43                      $0         No          Actual/360                0
   44                      $0         No            30/360                  9
   45                      $0         No          Actual/360                2
   46                      $0         No          Actual/360                3
   47                      $0         No          Actual/360                2
   48                      $0         No          Actual/360                6
   49                      $0         No          Actual/360                1
   50                      $0         No          Actual/360                2
   51                      $0         No          Actual/360                6
   52                      $0        Yes          Actual/360                3
   53                      $0         No          Actual/360                2
   54                 $26,892         No          Actual/360                4
   55                 $20,928         No          Actual/360                1
   56                      $0         No          Actual/360                5
   57                      $0         No          Actual/360                5
   58                 $19,398         No          Actual/360                4
   59                $208,357         No          Actual/360                3

   60                      $0         No            30/360                  2
   61                      $0         No            30/360                  2
   62                      $0         No            30/360                  2
   63                      $0         No            30/360                  2
   64                      $0         No          Actual/360                4

   65                 $43,407         No          Actual/360                3
   66                 $40,066         No          Actual/360                3
   67                 $30,940         No          Actual/360                3
   68                      $0         No          Actual/360                2
   69                 $11,696         No          Actual/360                4
   70                      $0         No          Actual/360                2
   71                      $0         No          Actual/360                2
   72                      $0         No          Actual/360                5

   73                  $3,750         No          Actual/360                1
   74                  $2,023         No          Actual/360                1
   75                    $874         No          Actual/360                1
   76                      $0         No          Actual/360                3
   77                      $0         No          Actual/360                2
   78                      $0         No          Actual/360                2
   79                      $0         No          Actual/360                2
   80                      $0         No          Actual/360                6
   81                      $0         No            30/360                  3
   82                 $16,114         No          Actual/360                3
   83                      $0         No          Actual/360                3
   84                      $0         No          Actual/360                6
   85                      $0         No          Actual/360                1
   86                      $0         No          Actual/360                6
   87                $186,650         No          Actual/360                4
   88                  $4,587         No          Actual/360                3

   89                      $0         No          Actual/360                2
   90                      $0         No          Actual/360                2
   91                      $0         No          Actual/360                2
   92                      $0         No          Actual/360                8
   93                 $12,722         No          Actual/360                4
   94                      $0         No          Actual/360                8
   95                  $1,666         No          Actual/360                3
   96                      $0         No          Actual/360                6
   97                $201,005         No          Actual/360                4
   98                      $0         No          Actual/360                5
   99                $171,000         No          Actual/360                6
   100               $503,417         No          Actual/360                7
   101                     $0         No          Actual/360                2
   102                $15,046         No          Actual/360                3
   103                     $0         No          Actual/360                0
   104                     $0         No          Actual/360                2
   105                     $0         No          Actual/360                4
   106                     $0         No          Actual/360               14
   107                $96,864         No          Actual/360                2
   108               $116,704         No          Actual/360               16

   109                 $4,549         No          Actual/360                3
   110                   $597         No          Actual/360                3
   111                   $341         No          Actual/360                3
   112                   $450         No          Actual/360                3
   113                   $343         No          Actual/360                3
   114                   $307         No          Actual/360                3
   115                   $341         No          Actual/360                3
   116                     $0         No          Actual/360                1
   117                     $0         No            30/360                  2
   118                     $0         No          Actual/360                3
   119                     $0         No          Actual/360                1
   120                $23,824         No          Actual/360                2
   121                 $9,816         No          Actual/360                5
   122                 $1,406         No          Actual/360                3
   123                     $0         No          Actual/360                2
   124                 $2,502         No          Actual/360                5
   125                     $0         No          Actual/360                2
   126                     $0         No          Actual/360                2
   127                     $0         No          Actual/360                5
   128               $120,695         No          Actual/360                4
   129                     $0         No          Actual/360                3
   130                 $2,416         No          Actual/360                3
   131                 $2,320         No          Actual/360                4
   132                     $0         No          Actual/360                2
   133                $14,016         No          Actual/360                8
   134                     $0         No          Actual/360                3
   135                     $0         No          Actual/360                4
   136                 $4,500         No          Actual/360                5
   137                     $0         No          Actual/360                2
   138                     $0         No          Actual/360                2
   139                     $0         No          Actual/360                2
   140                 $2,291         No          Actual/360                3
   141                     $0         No          Actual/360                3
   142                $13,845         No          Actual/360                5
   143                     $0         No          Actual/360                6
   144                     $0         No          Actual/360                3
   145                     $0         No          Actual/360                3
   146                 $2,083         No          Actual/360                3
   147                 $5,254         No          Actual/360                1
   148                $20,728         No          Actual/360                6
   149                     $0         No          Actual/360                2
   150                 $4,598         No          Actual/360                2
   151                     $0         No          Actual/360                3
   152                     $0         No          Actual/360                2
   153                     $0         No          Actual/360                3
   154                     $0         No          Actual/360                4
   155                     $0         No          Actual/360                5
   156                     $0         No          Actual/360                4
   157               $200,000         No          Actual/360                2

   158                 $6,678         No          Actual/360                2
   159                 $2,755         No          Actual/360                2
   160                 $4,167         No          Actual/360                2
   161                 $5,073         No          Actual/360                4
   162                     $0         No          Actual/360                3
   163                     $0         No          Actual/360                5
   164                 $2,083         No          Actual/360                3
   165                     $0         No          Actual/360                5
   166                     $0         No          Actual/360                5
   167                 $5,000         No          Actual/360                3
   168                     $0         No          Actual/360                2
   169               $100,579         No          Actual/360                4
   170                 $6,700         No          Actual/360                6
   171                $10,000         No          Actual/360                4
   172                     $0         No          Actual/360                5
   173                     $0         No            30/360                  5
   174                     $0         No          Actual/360                2
   175                     $0         No          Actual/360                6
   176                     $0         No          Actual/360                6
   177                $10,000         No          Actual/360                5
   178               $120,000         No          Actual/360                2
   179                     $0         No          Actual/360                1
   180                     $0         No          Actual/360                5
   181                 $1,932         No          Actual/360                5
   182                     $0         No          Actual/360                5
   183                     $0         No          Actual/360                3
   184                     $0         No            30/360                  1
   185               $151,045         No          Actual/360                4
   186                 $5,881         No          Actual/360                3
   187                   $702         No          Actual/360                4
   188                 $3,003         No          Actual/360                3
   189                $22,574         No          Actual/360                2
   190               $125,000         No          Actual/360                5
   191                     $0         No          Actual/360                3
   192                 $2,646         No          Actual/360                2
   193                     $0         No          Actual/360                2
   194                     $0         No          Actual/360                3

   195                     $0         No          Actual/360                3
   196                     $0         No          Actual/360                3
   197                     $0         No          Actual/360                3
   198                     $0         No          Actual/360                3
   199                     $0         No          Actual/360                3
   200                     $0         No          Actual/360                3
   201                     $0         No          Actual/360                3
   202                     $0         No          Actual/360                2
   203                     $0         No          Actual/360                9
   204               $202,541         No          Actual/360                7
   205                     $0         No          Actual/360                2
   206                 $1,892         No          Actual/360                5
   207                $26,615         No          Actual/360                3
   208                     $0         No          Actual/360                8
   209                     $0         No          Actual/360                4
   210               $100,579         No          Actual/360                4
   211                     $0         No          Actual/360                4
   212                     $0         No          Actual/360                1
   213                     $0         No          Actual/360                2
   214                     $0         No          Actual/360                4
   215                     $0         No          Actual/360                3
   216                     $0         No          Actual/360                4
   217               $100,579         No          Actual/360                4
   218                 $6,486         No          Actual/360                5
   219                     $0         No          Actual/360                8
   220                 $3,074         No          Actual/360                2
   221                 $3,215         No          Actual/360                2
   222                 $4,392         No          Actual/360                2
   223                     $0         No          Actual/360                1
   224                     $0         No          Actual/360                2
   225                 $5,256         No          Actual/360                6
   226                     $0         No          Actual/360                3
   227                     $0         No          Actual/360                2
   228                     $0         No          Actual/360                1
   229                 $5,283         No          Actual/360                5
   230                     $0         No          Actual/360                4
   231                $55,636         No          Actual/360                4
   232                     $0         No          Actual/360                2
   233                 $2,593         No          Actual/360                2
   234                     $0         No          Actual/360                3
   235                $21,000         No          Actual/360                8
   236                 $2,917         No          Actual/360                3
   237                     $0         No          Actual/360                2
   238                $40,232         No          Actual/360                4
   239                     $0         No          Actual/360                2
   240                     $0         No          Actual/360                2
   241                 $3,428         No          Actual/360                4
   242                     $0         No          Actual/360                2
   243                   $833         No          Actual/360                3
   244                     $0         No          Actual/360                5
   245                     $0         No          Actual/360                3
   246                     $0         No          Actual/360                4
   247                     $0         No          Actual/360                2
   248                 $5,500         No          Actual/360                4
   249                $10,986         No          Actual/360                6
   250                $92,399         No          Actual/360                2
   251                 $2,507         No          Actual/360                5
   252                     $0         No          Actual/360                6
   253                 $6,277         No          Actual/360                4
   254                     $0         No          Actual/360                3
   255                     $0         No          Actual/360                1
   256                     $0         No          Actual/360                1
   257                     $0         No          Actual/360                2
   258                     $0         No          Actual/360                2
   259                 $1,875         No          Actual/360                5
   260                     $0         No          Actual/360                2
   261                     $0         No          Actual/360                2
   262                $50,290         No          Actual/360                4
   263                     $0         No          Actual/360                2
   264                     $0         No          Actual/360                5
   265                     $0         No          Actual/360                2
   266                     $0         No          Actual/360                3
   267                     $0         No          Actual/360                2
   268                   $547         No          Actual/360                3
   269                 $7,368         No          Actual/360                6
   270                     $0         No          Actual/360                6
   271                     $0         No          Actual/360                3
   272                     $0         No          Actual/360                3
   273                 $8,560         No          Actual/360                6
   274                     $0         No          Actual/360                6
   275                     $0         No          Actual/360                2
   276                     $0         No          Actual/360                5
   277                     $0         No          Actual/360                2
   278                 $4,276         No          Actual/360                2
   279                     $0         No          Actual/360                5
   280                 $3,153         No          Actual/360                2
   281                     $0         No          Actual/360                2
   282                 $1,401         No          Actual/360                5
   283                 $3,967         No          Actual/360                3
   284                 $2,991         No          Actual/360                5
   285                 $2,048         No          Actual/360                2
   286                     $0         No          Actual/360                3
   287                     $0         No          Actual/360                2
   288                 $1,700         No          Actual/360                2
   289                     $0         No          Actual/360                2
   290                 $1,520         No          Actual/360                4
   291                     $0         No          Actual/360                2
   292                     $0         No          Actual/360                1
   293                     $0         No          Actual/360                3
   294                     $0         No          Actual/360                5
   295                   $789         No          Actual/360                2
   296                     $0         No          Actual/360                2
   297                     $0         No          Actual/360                3

   298                     $0         No          Actual/360                3
   299                     $0         No          Actual/360                3
   300                     $0         No          Actual/360                3
   301                 $2,024         No          Actual/360                2
   302                 $1,205         No          Actual/360                6
   303                     $0         No          Actual/360                6
   304                     $0         No          Actual/360                2
   305                     $0         No          Actual/360                2
   306                     $0         No          Actual/360                3
   307                 $1,100         No          Actual/360                2
   308                $30,000         No          Actual/360                1

                  $10,163,753

----------------------------------------------------------------------------------------------
                           PREPAYMENT CODE(25)
MORTGAGE   ---------------------------------------------------       YM         ADMINISTRATIVE
LOAN NO.    LO   DEF     DEF/YM1.00      YM1.00    YM   OPEN    FORMULA(26)     COST RATE(27)
----------------------------------------------------------------------------------------------

    1       30    86                                      4                           3.084
    2       30    86                                      4                           3.084
    3       30    86                                      4                           3.084
    4       30    86                                      4                           3.084
    5       30    86                                      4                           3.084

    6       26    90                                      4                           2.084
    7       26    90                                      4                           2.084
    8       26    90                                      4                           2.084
    9       26    90                                      4                           2.084
   10       26    90                                      4                           2.084
   11       26    90                                      4                           2.084
   12       26    90                                      4                           2.084
   13       26    90                                      4                           2.084
   14       26    90                                      4                           2.084
   15       26    90                                      4                           2.084

   16       26    91                                      3                           5.084
   17       26    91                                      3                           5.084
   18       26    91                                      3                           5.084
   19       26    91                                      3                           5.084

   20       26    91                                      3                           3.084
   21       26    91                                      3                           3.084
   22       26    91                                      3                           3.084
   23       26    91                                      3                           3.084
   24       26    90                                      4                           3.084
   25       27    90                                      3                           3.084

   26       24    95                                      1                           3.084
   27       24    95                                      1                           3.084
   28       24    95                                      1                           3.084

   29       26    90                                      4                           2.084
   30       26    90                                      4                           2.084
   31       23                             33             4          A                2.084
   32       26    91                                      3                           2.084
   33       27    88                                      5                           3.084

   34       26    91                                      3                           2.084
   35       26    91                                      3                           2.084
   36       26    91                                      3                           2.084
   37       26    91                                      3                           2.084
   38       26    91                                      3                           2.084

   39       23                             33             4          A                2.084
   40       23                             33             4          A                2.084
   41       26    90                                      4                           3.084

   42       24    92                                      4                           3.084
   43       24    92                                      4                           3.084
   44       23                             57             4          A                2.084
   45       26    90                                      4                           2.084
   46       27    89                                      4                           3.084
   47       26                             90             4          B                3.084
   48       30    86                                      4                           3.084
   49       25    92                                      3                           2.084
   50       26    90                                      4                           3.084
   51       30    86                                      4                           3.084
   52       27                                     89     4          C                3.084
   53       26    90                                      4                           4.084
   54       28    89                                      3                           3.084
   55       25    58                                      1                           9.084
   56       29    87                                      4                           4.084
   57       29    89                                      2                           2.084
   58       28    88                                      4                           3.084
   59       27    85                                      4                           3.084

   60       23                             33             4          A                2.084
   61       23                             33             4          A                2.084
   62       23                             33             4          A                2.084
   63       23                             33             4          A                2.084
   64       28   145                                      7                           3.084

   65       27    89                                      4                           3.084
   66       27    89                                      4                           3.084
   67       27    89                                      4                           3.084
   68       26    92                                      2                           2.084
   69       28    85                                      7                           3.084
   70       26    30                                      4                           3.084
   71       26    91                                      3                           2.084
   72       29    87                                      4                           3.084

   73       25    89                                      6                           2.084
   74       25    89                                      6                           2.084
   75       25    89                                      6                           2.084
   76       27    90                                      3                           2.084
   77       26                             89             5          D                3.084
   78       26    91                                      3                           2.084
   79       26    57                                     37                           3.084
   80       30    83                                      7                           3.084
   81       23                             33             4          A                2.084
   82       27    90                                      3                           2.084
   83       27    92                                      1                           2.084
   84       30    86                                      4                           3.084
   85       25    92                                      3                           7.084
   86       30    86                                      4                           3.084
   87       28    88                                      4                           8.084
   88       27    89                                      4                           3.084

   89       26    91                                      3                           7.084
   90       26    91                                      3                           7.084
   91       26    91                                      3                           7.084
   92       32    84                                      4                           8.084
   93       28    88                                      4                           3.084
   94       32    84                                      4                           8.084
   95       27    89                                      4                           3.084
   96       30    83                                      7                           3.084
   97       28                             88             4          E                3.084
   98       29    87                                      4                           3.084
   99       30    84                                      6                           2.084
   100      31    85                                      4                           3.084
   101      26    90                                      4                           8.084
   102      27    90                                      3                           2.084
   103      24    83                                     13                          13.084
   104      26    93                                      1                           2.084
   105      28    87                                      5                           3.084
   106      38    42                                      4                           3.084
   107      26    91                                      3                           2.084
   108      40    76                                      4                           3.084

   109      27    89                                      4                           3.084
   110      27    89                                      4                           3.084
   111      27    89                                      4                           3.084
   112      27    89                                      4                           3.084
   113      27    89                                      4                           3.084
   114      27    89                                      4                           3.084
   115      27    89                                      4                           3.084
   116      25    91                                      4                           3.084
   117      23                             33             4          A                2.084
   118      27    86                                      7                           9.084
   119      25    90                                      3                           2.084
   120      26    92                                      2                           9.084
   121      29    87                                      4                           3.084
   122      59                             57             4          B                3.084
   123      26    93                                      1                           2.084
   124      29    87                                      4                           9.084
   125      26    90                                      4                           3.084
   126      26    57                                      1                           2.084
   127      29    87                                      4                           3.084
   128      28    88                                      4                           3.084
   129      27    92                                      1                           2.084
   130      27    89                                      4                           3.084
   131      28    87                                      5                           3.084
   132      26                             92             2          F                2.084
   133      32    75                                     13                          13.084
   134      27    89                                      4                           3.084
   135      28    85                                      7                          11.084
   136      29    87                                      4                           3.084
   137      26    90                                      4                           3.084
   138      26    90                                      4                           3.084
   139      26    91                                      3                           2.084
   140      27    89                                      4                           3.084
   141      27    89                                      4                           3.084
   142      29               87                           4          G                3.084
   143      30    86                                      4                           3.084
   144      27    89                                      4                           3.084
   145      27    91                                      2                           2.084
   146      27    89                                      4                           9.084
   147      25    93                                      2                           2.084
   148      30    86                                      4                           3.084
   149      26    93                                      1                           2.084
   150      26    91                                      3                           2.084
   151      27    92                                      1                           2.084
   152      26    87                                      7                           3.084
   153      27                             89             4          H                3.084
   154      28    88                                      4                           3.084
   155      29    87                                      4                           3.084
   156      28    88                                      4                           3.084
   157      26    91                                      3                           2.084

   158      26    91                                      3                           2.084
   159      26    91                                      3                           2.084
   160      26    91                                      3                           2.084
   161      28    88                                      4                           3.084
   162      27                             89             4          I                3.084
   163      29    88                                      3                           9.084
   164      27    89                                      4                           3.084
   165      29    87                                      4                           3.084
   166      0                             113             7          J               13.084
   167      27                             89             4          K                3.084
   168      26    93                                      1                           2.084
   169      28   100                                      4                           3.084
   170      30    86                                      4                           3.084
   171      28    88                                      4                           3.084
   172      29    85                                      6                           8.084
   173      59                             57             4          B                3.084
   174      26    91                                      3                           7.084
   175      30    86                                      4                           3.084
   176      30    87                                      3                           2.084
   177      29    87                                      4                           3.084
   178      26    91                                      3                           2.084
   179      25    94                                      1                           9.084
   180      29    85                                      6                           8.084
   181      29    87                                      4                           3.084
   182      29    78                                     13                          13.084
   183      27    92                                      1                           9.084
   184      23                             33             4          A                2.084
   185      28    88                                      4                           3.084
   186      27    90                                      3                           2.084
   187      28    88                                      4                           3.084
   188      27    89                                      4                           3.084
   189      26    91                                      3                           2.084
   190      29    87                                      4                           3.084
   191      27    92                                      1                           2.084
   192      26    91                                      3                           2.084
   193      26    91                                      3                           9.084
   194      27    90                                      3                           2.084

   195      27    92                                      1                           2.084
   196      27    92                                      1                           2.084
   197      27    92                                      1                           2.084
   198      27    92                                      1                           2.084
   199      27    92                                      1                           2.084
   200      27    92                                      1                           2.084
   201      27    86                                      7                           3.084
   202      26    89                                      5                           3.084
   203      33    98                                      1                           2.084
   204      31    25                                      4                           3.084
   205      26    90                                      4                           3.084
   206      29    87                                      4                           3.084
   207      27    89                                      4                           3.084
   208      32    84                                      4                           3.084
   209      28    29                                      3                           2.084
   210      28   100                                      4                           3.084
   211      36                             79             5          L                3.084
   212      25    92                                      3                           2.084
   213      26    91                                      3                           9.084
   214      59                             48            13          B               13.084
   215      27    89                                      4                           3.084
   216      59                             48            13          B               13.084
   217      28   100                                      4                           3.084
   218      29    87                                      4                           3.084
   219      32    84                                      4                           3.084
   220      26    90                                      4                           2.084
   221      26    91                                      3                           7.084
   222      23                             94             3          F                2.084
   223      25               91                           4          M                3.084
   224      26    42                                      4                           3.084
   225      30                             86             4          E                8.084
   226      27   149                                      4                           3.084
   227      26    91                                      3                           2.084
   228      25    56                                      3                           2.084
   229      29    87                                      4                           3.084
   230      28    88                                      4                          13.084
   231      28    28                                      4                           3.084
   232      26    90                                      4                           3.084
   233      26    91                                      3                           2.084
   234      27    89                                      4                           3.084
   235      32    24                                      4                          13.084
   236      27    89                                      4                           3.084
   237      26    87                                      7                           9.084
   238      28                             88             4          H                3.084
   239      26    91                                      3                           2.084
   240      26    91                                      3                           2.084
   241      28    88                                      4                           3.084
   242      26    91                                      3                           2.084
   243      27    86                                      7                           3.084
   244      0                              56             4          N                3.084
   245      27    90                                      3                           2.084
   246      28    88                                      4                           3.084
   247      26    91                                      3                           2.084
   248      28    88                                      4                           3.084
   249      30    86                                      4                           3.084
   250      26    81                                     13                           3.084
   251      29    87                                      4                           3.084
   252      30    83                                      7                           3.084
   253      28    89                                      3                           9.084
   254      23                             94             3          F                2.084
   255      25                             90             5          K                3.084
   256      25    94                                      1                           9.084
   257      26    90                                      4                           3.084
   258      26    91                                      3                           2.084
   259      29               87                           4          G                3.084
   260      26    87                                      7                           8.084
   261      26    90                                      4                           3.084
   262      28    88                                      4                           3.084
   263      26    31                                      3                           2.084
   264      29    85                                      6                           8.084
   265      26    90                                      4                           8.084
   266      23                             94             3          F                2.084
   267      26    91                                      3                           2.084
   268      27    89                                      4                           3.084
   269      30    86                                      4                           3.084
   270      30    86                                      4                           3.084
   271      27    90                                      3                           2.084
   272      27    89                                      4                           3.084
   273      30    86                                      4                           3.084
   274      30    83                                      7                           3.084
   275      26    90                                      4                           3.084
   276      29    90                                      1                           7.084
   277      26    90                                      4                           3.084
   278      26    91                                      3                           2.084
   279      29    88                                      3                           2.084
   280      26    91                                      3                           2.084
   281      26    91                                      3                           2.084
   282      29    85                                      6                           8.084
   283      27    90                                      3                           2.084
   284      29    87                                      4                           3.084
   285      26    91                                      3                           2.084
   286      36                             81             3          F                2.084
   287      26    91                                      3                           2.084
   288      26    91                                      3                           2.084
   289      26    91                                      3                           2.084
   290      28               88                           4          G                3.084
   291      26    91                                      3                           2.084
   292      25    92                                      3                           2.084
   293      27                             90             3          F                2.084
   294      29    87                                      4                           3.084
   295      26    91                                      3                           2.084
   296      26    91                                      3                           7.084
   297      27    90                                      3                           2.084

   298      27    90                                      3                           2.084
   299      27    90                                      3                           2.084
   300      27    90                                      3                           2.084
   301      26    91                                      3                           2.084
   302      30    83                                      7                           3.084
   303      30    86                                      4                           3.084
   304      26    91                                      3                           7.084
   305      26    90                                      4                           3.084
   306      27    89                                      4                           3.084
   307      26    91                                      3                           7.084
   308      25    92                                      3                           2.084

                                                                                      3.424

FOOTNOTES TO APPENDIX II

1     "MSMC" and "LaSalle" denote Morgan Stanley Mortgage Capital Inc. and
      LaSalle Bank National Association, respectively as Sellers.

2     The following loan pools represent multiple properties securing a single mortgage loan, and are designated by Roman Numeral coding: Mortgage Loan
      Nos. 1-5, 6-15, 20-23, 26-28, 29-30, 34-38, 42-43, 89-91, 109-115,
      158-159, 195-200 and 298-300. For the purpose of the statistical information set forth in this Prospectus Supplement as to such mortgage loans, a portion of the aggregate Cut-off Date Balance has been allocated to each mortgaged property based on respective appraised values, and/or
      Underwritable Cash Flows or loan documents. The following loan pools represent cross-collateralized/cross-defaulted properties securing multiple mortgage loans and are designated by identical alphabetical coding: Mortgage Loan Nos. 16-19, 39-40, 60-63, 65-67 and 73-75. For the
      purpose of the statistical information set forth in this Prospectus
      Supplement as to such single-loan/multiple-property and
      cross-collateralized/cross-defaulted loan pools, certain credit statistics, including NOI DSCR, NCF DSCR, NCF DSCR (Post IO Period),
      Cut-off Date LTV, Balloon LTV and Cut-off Date Balance per Unit or SF, are
      calculated on an aggregate basis.

3     "Units/SF" refers to square feet, units, pads or rooms as applicable for each mortgaged property. Certain of the mortgage loans that are secured by retail and/or office properties include in-line and/or anchor ground lease parcels in the calculation of total property square footage.

4     In general for each mortgaged property, "Percent Leased" was determined based on an appraisal, income statement, estoppels, rent roll, management summary report, occupancy report, operating statement, financial statement or lease verification letter provided by the borrower. "Percent Leased as of Date" indicates the date as of which "Percent Leased" was determined based on such information.

5     With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, one floor of the Ritz-Carlton, Central Park hotel is owned in fee by the borrower.
      The remaining floors are owned pursuant to a ground lease. As such, the loan is disclosed as a fee and leasehold loan.

      With respect to Mortgage Loan No. 32, First Insurance Center, the mortgage loan is secured by a ground lease interest in the related mortgaged property.

      With respect to Mortgage Loan No. 120, Fox Plaza Shopping Plaza, the
      mortgage loan is secured by a leasehold interest on the entire property and by a fee interest in the entire property. As such, the loan is disclosed as a fee loan.

      With respect to Mortgage Loan No. 246, Lancaster Restaurant, a portion of the property is subject to a ground lease. However, the ground lessor, an affiliate of the borrower, has joined in the mortgage and pledged its fee interest to MSMC. As such, the loan is disclosed as a fee loan.

6     The Cut-off Date is March 1, 2006 for any mortgage loan that has a due date on the first day of each month with the exception of Mortgage Loan
      Nos 1-5, Ritz-Carlton Portfolio, whose Cut-Off Date is February 28, 2006.
      For purposes of the information contained in this Prospectus Supplement, we present the loans as if scheduled payments due in March 2006 were due on March 1, 2006, not the actual day on which such scheduled payments were due. The mortgage loans generally have a due date on the 1st of the month, except for Mortgage Loan Nos. 20-23, which are due on the 7th of the month; Mortgage Loan Nos. 33, 79, 96, 118, 122, 146, 169, 208, 210, 217,
      219, 237, 249, 252, 262, and 274 which are due on the 8th of the month;
      Mortgage Loan No. 52 which is due on the 9th of the month; and Mortgage
      Loan Nos. 1-5 which are due on the last business day of the month.

      With respect to Mortgage Loan No. 59, The Landings Shopping Center, the
      loan was funded in two stages. On July 28, 2005, the borrower acquired three parcels of the shopping center and received a loan of $13,250,000.
      On November 10, 2005, two additional parcels were acquired (PetsMart and
      Office Depot buildings) and the loan was increased to $19,200,000.

      With respect to Mortgage Loan No. 69, Island at Carlsbad, the subject loan is in the amount of $17,030,000 and is comprised of two components. The first component is $14,280,000 and is secured by the bulk of the subject property totaling 40,482 square feet. The second component is $2,750,000 and is secured by 7-11 and U.S. Bank together totaling 7,276 square feet.
      The two notes are cross-collateralized and cross-defaulted.The borrower has the ability to bifurcate the loan based upon, among other conditions,
      (i) an acceptable subdivision of the collateral, (ii) an actual DSCR of
      1.25x or

                                      II-1

      greater on the second parcel over the trailing twelve months, (iii) a DSCR of 0.85x or greater on a 10.09% constant on the second parcel, and (iv)
      LTV no greater than 65% on the second parcel.

      With respect to Mortgage Loan Nos. 1-5 (referred to herein as the
      "Ritz-Carlton Portfolio Loan" and the "Ritz-Carlton Portfolio Pari Passu
      Loan"), the loan is comprised of three notes with an aggregate outstanding principal balance as of the cut-off date of $266,778,306 that are secured by the mortgaged properties on a pari passu basis with one other note (the
      "Ritz-Carlton Portfolio Companion Loan") that is not included in the
      Trust. The Ritz-Carlton Portfolio Companion Loan had an outstanding principal balance as of the cut-off date of $39,522,712. The Ritz-Carlton
      Portfolio Companion Loan is currently held by MSMC and has the same interest rate, maturity date and amortization term as the Ritz-Carlton
      Portfolio Pari Passu Loan. For purposes of the information presented in this Prospectus Supplement with respect to the Ritz-Carlton Portfolio
      Loan, the Underwritten NOI, Underwritten Cash Flow, NOI DSCR, NCF DSCR,
      NCF DSCR (Post IO Period), Cut-Off Date LTV, Balloon LTV and Cut-off Date
      Balance per Unit or SF, reflect the aggregate indebtedness evidenced by the Ritz-Carlton Portfolio Pari Passu Loan and the Ritz-Carlton Portfolio
      Companion Loan.

      The mortgaged properties also secure a subordinated B Note in an original principal amount of $50,000,000, which is not an asset of the trust.
      Provided that the B Note is held or pledged to an entity that is not an affiliate of the borrower, such holder or pledgee, as applicable, has the right to control any workout or other remedies until certain events occur pursuant to an intercreditor agreement. In addition, Marriott
      International Inc. has agreed to lend to the Ritz-Carlton Portfolio
      Borrower an aggregate amount of up to $100,000,000 that may be used to cover any debt service shortfalls related to this mortgage loan, subject to the conditions and limitations as set forth in a Secured Funding
      Guarantee Agreement with the Ritz-Carlton Portfolio Borrower. Such advances made under this agreement are secured by subordinate mortgages on the mortgaged property and mezzanine pledges of the equity interests in the borrower. See Appendix III for further detail.

      With respect to Mortgage Loan Nos. 29-30, Allstate-Charlotte & Roanoke,
      the $41,725,000 loan represents the senior financing interest in an A/B note loan structure which totals $51,124,948. The B Note has an outstanding principal balance of $9,339,948 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 90.2% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the B Note is 1.10x, which excludes the underwritten vacancy and TI/LC.

      With respect to Mortgage Loan No. 45, Farmer's New World Headquarters, the
      $30,200,000 loan represents the senior financing interest in an A/B note loan structure which totals $33,102,232. The B Note has an outstanding principal balance of $2,902,232 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 82.8% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
      B Note is 1.06x.

      With respect to Mortgage Loan No. 132, Fairmont Terrace Apartments, the
      $7,540,000 loan represents the senior financing interest in an A/B note loan structure which totals $8,007,000. The B Note has an outstanding principal balance of $467,000 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 84.7% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
      B Note is 1.22x.

      With respect to Mortgage Loan No. 192, FAMSA Retail Building, the
      $4,450,000 loan represents the senior financing interest in an A/B note loan structure which totals $4,740,000. The B Note has an outstanding principal balance of $290,000 and it is not included in the trust. The aggregate LTV of the mortgage loan and the B Note is 77.7% and the aggregate underwritten DSCR based on the debt of the mortgage loan and the
      B Note is 1.19x.

      With respect to Mortgage Loan No. 71, Center Court Apartments, the related borrower has an additional loan from the Dade Employment and Economic
      Development Corporation in the original principal amount of $1,000,000 which has been subordinated to the mortgage of the mortgage loan included in the trust. Interest is payable on that subordinate loan at a rate of
      1.5% and is payable annually on June 30 of each year. The subordinate loan matures on December 31, 2028.

      With respect to Mortgage Loan No. 76, Cimarron MHP, the members of the borrower and its affiliates are allowed to make unsecured intercompany loans for tax purposes.

      With respect to Mortgage Loan No. 160, 140 Audubon, the borrower has an unsecured note in the original principal amount of $250,000 payable to a member of the borrower.

      With respect to Mortgage Loan Nos. 26-28, Roseville Portfolio, the
      borrower has mezzanine financing in the amount of $4,000,000.

                                      II-2

      With respect to Mortgage Loan No. 42-43, Powers Industrial Portfolio, the
      borrower has mezzanine financing in the amount of $2,570,000.

      With respect to Mortgage Loan No. 94, Dakota Ridge Apartments, the
      borrower has mezzanine financing in the amount of $725,000.

      With respect to Mortgage Loan No. 194, Blazing Star MHP & RV Resort, the
      borrower has the right in the future to obtain subordinate secured financing provided that, among other conditions, (i) the combined LTV is not greater than 80% and (ii) the combined DSCR is not less than 1.45x.

      With respect to Mortgage Loan No. 24, Marketplace at Northglenn, the
      borrower has the right after the earlier of June 21, 2009 or 2 years after securitization, to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 70% and (ii) the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 33, Ladera Center, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 51, 2200 and 2400 Millbrook Drive, the
      borrower has the right after the first year of the loan term to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 54, Woodholme Medical Center, the
      borrower has the right in the future upon a loan assumption to obtain unsecured subordinate financing provided that, among other conditions, the combined LTV is not greater than 80%.

      With respect to Mortgage Loan No. 64, Bel Air Town Center, the borrower has the right after the fifth year of the loan term to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 80%, and (ii) the combined DSCR is at least 1.20x.

      With respect to Mortgage Loan Nos. 73-75, Hanover Portfolio, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 90%, and
      (ii) the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 77, The Market at Lake Houston, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 85%, and (ii) the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 83, River Market, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.10x.

      With respect to Mortgage Loan No. 85, Portage Pointe Apartments, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, and (ii) the combined DSCR is not less than 1.10x.

      With respect to Mortgage Loan No. 94, Dakota Ridge Apartments, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 85%, (ii) the combined DSCR is not less than 1.10x, and (iii) the additional mezzanine loan amount is no greater than $275,000.

      With respect to Mortgage Loan No. 133, Old Grove Marketplace, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 75%, and (ii)
      the combined DSCR is not less than 1.25x.

                                      II-3

      With respect to Mortgage Loan No. 136, Brier Creek Shopping Center, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 85%, and (ii) the combined DSCR is at least 1.15x.

      With respect to Mortgage Loan No. 138, 443 Broadway, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 80%, and (ii)
      the combined DSCR is at least 1.15x.

      With respect to Mortgage Loan No. 153, Hampton Inn Rochester, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii)
      the combined DSCR is not less than 1.25x.

      With respect to Mortgage Loan No. 156, 600 James Street, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 75%, and (ii)
      the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 166, Sky View Apartments, the borrower has the right in the future to obtain mezzanine financing upon the sale of the property provided that, among other conditions, (i) the combined LTV does not exceed 80%, and (ii) the combined DSCR is not less than 1.20x.

      With respect to Mortgage Loan No. 172, Washington Park - Circuit City, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV is not greater than 80%.

      With respect to Mortgage Loan No. 180, Washington Park - Stein Mart, the
      borrower has the right in the future to obtain mezzanine financing upon a loan assumption provided that, among other conditions, the combined LTV does not exceed 80%.

      With respect to Mortgage Loan No. 208, Brunos Auburn, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV is not greater than 95%.

      With respect to Mortgage Loan No. 211, 49 East 74th Street, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 80%, and
      (ii) the combined DSCR is at least 1.10x.

      With respect to Mortgage Loan No. 214, Murrieta Village Center, the
      borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 75%, and (ii) the combined DSCR is at least 1.25x.

      With respect to Mortgage Loan No. 216, Olive Tree Plaza, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, (i) the combined LTV is not greater than 75%, and (ii)
      the combined DSCR is at least 1.25x.

      With respect to Mortgage Loan No. 219, Food World Pensacola, the borrower has the right in the future to obtain mezzanine financing provided that, among other conditions, the combined LTV is not greater than 95%.

      With respect to Mortgage Loan No. 264, Washington Park - Office Depot, the
      borrower has the right in the future to obtain mezzanine or preferred equity junior financing provided that, among other conditions, the combined LTV is not greater than 80%.

      With respect to Mortgage Loan No. 282, Washington Park - Washington
      Mutual, the borrower has the right in the future to obtain mezzanine or preferred equity junior financing provided that, among other conditions, the combined LTV is not greater than 80%.

                                      II-4

      With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, after the lockout period, the borrower may obtain releases of individual hotels
      (other than the Ritz-Carlton, Central Park) provided that, among other conditions, (i) the loan is defeased at 125% of the allocated loan amount of the released property, (ii) no event of default is continuing, (b) the
      DSCR of the remaining properties is not less than the DSCR immediately prior to such release and (ii) the borrower repays the amount, if any, of any prior advances made under the Marriott Guarantee as may be required under the Marriott Guarantee in connection with the sale of such property.
      The borrower may also obtain a partial release with respect to (i) prior to the second anniversary of the REMIC "start up" day, the Ritz-Carlton,
      Boston and (ii) at any time during the loan term, certain rooms that the
      Ritz-Carlton Portfolio Borrower may elect to convert to residential ownership ("Conversion Rooms") provided that, among other things, (A) (1)
      with respect to the Ritz-Carlton, Boston, the borrower prepays the
      Ritz-Carlton Portfolio Loan in an amount equal to 125% of the allocated loan amount with respect to such property and (2) with respect to any
      Conversion Rooms, the borrower prepays the loan in an amount equal to 115%
      of the amount equal to the product of (i) 115% and (ii) the difference between (A) the applicable Allocated Loan Amount for the applicable
      Individual Property and (B) the product of (1) such Allocated Loan Amount multiplied by (2) the quotient of (x) the appraised value (set forth in an
      MAI appraisal of the Property dated no more than sixty (60) days prior to the proposed Partial Release Date by an appraiser acceptable to Lender) of the remaining Property (i.e., the Property excluding such Conversion
      Release Parcel) to (y) the appraised value (set forth in an MAI appraisal of the Individual Property by an appraiser acceptable to Lender) of such
      Individual Property immediately prior to such release (i.e., the Property including such Conversion Release Parcel); provided, however, that in no event shall the amount set forth in the preceding clause (B) be less than the product of (I) such Allocated Loan Amount and (II) the quotient of (a)
      the number of rooms in such Individual Property immediately after such release divided by (b) the total number of rooms in such Individual
      Property immediately prior to such release. However, in no event shall the
      Allocated Conversion Release Amount payable by borrower in connection with any partial defeasance, or in connection with any Partial Release, exceed the outstanding principal balance of all Undefeased Notes on the date of such partial defeasance, (B) the borrower pays a Yield Maintenance Premium with respect to the amount described in the preceding clause (A), (C) the
      DSCR immediately following the release must be at least equal to the DSCR immediately prior to such release, (D) in no event shall the aggregate amount prepaid with respect to Conversion Rooms exceed $75,000,000, (E) in no event shall Conversion Rooms consist of more than 50% of the rooms at the applicable hotel or be located at the Ritz-Carlton, Central Park and
      (F) any Conversion Rooms consist of one or more units in a validly created condominium regime for the applicable property that are legally separate from the remaining Ritz-Carlton Portfolio.

      With respect to Mortgage Loan Nos. 6-15, COPT Office Portfolio, the
      mortgage loan, which is secured by multiple mortgaged properties, permits the release of any such property from the lien of the related mortgage after the applicable lockout period upon defeasance of an amount equal to
      110% of the allocated loan amount of the mortgaged property being released if the DSCR of the remaining properties immediately following the release is at least equal to the greater of 1.20x and the DSCR immediately preceding the release.

      With respect to Mortgage Loan Nos. 16-19, Flournoy Portfolio, the 4
      mortgage loans, each secured by 1 mortgaged property, are
      crossed-collateralized and cross-defaulted with each other and permit the borrower to sever the cross-collateralization provisions so that the related mortgaged property no longer secures any other mortgage loan if
      (i) the severed loan is defeased or assumed by the successor borrower,
      (ii) the borrower provides the lender with a fully executed contract of sale for the related mortgaged property to a person that is not an affiliate of the borrower for a price not less than the fair market value of that property, (iii) the aggregate LTV of the remaining properties is not greater than the lesser of 75% and the aggregate LTV of all of the properties (including the severed property) as of the date of severance,
      (iv) the DSCR of the remaining properties is not less than the greater of
      1.25x and the DSCR of all of the properties (including the severed property) as of the date of severance and (v) the borrower delivers confirmation that the defeasance will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the
      Certificates.

      With respect to Mortgage Loan Nos. 20-23, Crossroads Logistics Portfolio,
      the loan allows the release of a portion of the collateral. At any time that the Crossroads Logistics Portfolio Borrower may defease the
      Crossroads Logistics Portfolio Property in whole, it may also partially defease the loan and obtain a release of the relevant Crossroads Logistics
      Portfolio Property (except the 710 S. Girls School Road property) provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 115% of the allocated loan amount with respect to the released parcel, (ii) the DSCR with respect to the remaining property shall be at least 1.18x, and (iii) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

                                      II-5

      With respect to Mortgage Loan No. 24, Marketplace at Northglenn, after the lockout period, the borrower may obtain a release of any of the release parcels outlined in the loan documents provided that, among other conditions, (i) the loan is defeased at 125% of the allocated loan amount of the released property, (ii) the LTV of the remaining property is not greater than 65%, and (iii) the DSCR of the remaining property is not less than 1.25x.

      With respect to Mortgage Loan No. 26-28, Roseville Portfolio, after the lockout period, the borrower may obtain a release of an individual property provided that, among other conditions, (i) the borrower deposits defeasance collateral equal to 125% of the allocated loan amount of the released property, (ii) the combined DSCR of the remaining properties is not less than the greater of 1.20x and the DSCR immediately preceding the release, and (c) the combined LTV of the remaining properties is not greater than the lesser of 80% and the LTV immediately preceding the release.

      With respect to Mortgage Loan No. 34-38, Centre Properties Portfolio, the
      mortgage loan is secured by multiple mortgaged properties and permits the release of any of the mortgaged properties from the lien of the mortgage by partially defeasing the mortgage loan after the second anniversary of the closing date of the securitization such that the defeasance collateral will pay an amount equal to 125% of monthly payments allocated to the related mortgaged property for the remaining term of the mortgage loan, including the maturity date, and provided the borrower delivers, if required by the rating agencies, evidence that the defeasance will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates and following the defeasance, the DSCR of the remaining properties equals the greater of the DSCR as of the date immediately preceding the defeasance and 1.20x and the LTV does not exceed
      80% of the fair market value of the remaining properties.

      With respect to Mortgage Loan Nos. 39-40, Inland Portfolio, which are cross-collateralized and cross-defaulted, the related borrower can prepay either of the two loans and release the cross-collateralization with respect to the relative property by (i) prepaying the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a) 51.2%
      and (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR of the remaining crossed properties will be equal to or greater than (a) 2.77x or (b) the DSCR of the remaining crossed properties immediately preceding the release or (ii) prepaying
      115% of the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a) 56.2% and (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR of the remaining crossed properties will be equal to or greater than (a) 2.67x or (b) the
      DSCR of the remaining crossed properties immediately preceding the release and in either case (i) or (ii), if required by the rating agencies, providing evidence that the prepayment will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates and following the prepayment.

      With respect to Mortgage Loan Nos. 60-63, Inland Portfolio II, which are cross-collateralized and cross-defaulted, the related borrower can prepay any of the four loans and release the cross-collateralization with respect to the relative property by (i) prepaying the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a) 49.0% and
      (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR remaining crossed properties will be equal to or greater than (a) 2.48x or (b) the DSCR of the remaining crossed properties immediately preceding the release or (ii) prepaying 115% of the outstanding principal balance of the related mortgage loan together with any applicable prepayment consideration if (A) after the release, the LTV of the remaining crossed properties will not exceed the lesser of (a)
      54.0% and (b) the LTV of the remaining crossed properties immediately preceding the release, and (B) the DSCR remaining crossed properties will be equal to or greater than (a) 2.38x or (b) the DSCR of the remaining crossed properties immediately preceding the release and in either case
      (i) or (ii), if required by the rating agencies, providing evidence that the prepayment will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates and following the prepayment.

      With respect to Mortgage Loan Nos. 65-67, Castleton Retail Portfolio,
      after the lockout period, the borrower may obtain a release of an individual property from the cross-collateralization provided that, among other conditions, (a) the borrower deposits defeasance collateral equal to
      125% of the allocated loan amount of the released property, and (b) the
      DSCR of the remaining properties is not less than the greater of the original combined DSCR and the combined DSCR immediately prior to the release.

                                      II-6

      With respect to Mortgage Loan Nos. 73-75, Hanover Portfolio, the 3
      mortgage loans, each secured by 1 mortgaged property, which are cross-collateralized and cross-defaulted, permit the borrower to obtain the release of an individual property and the release of the related cross-collateralization if (i) the related property is being sold to an unrelated third party purchaser incident to bona-fide sale of the property at a fair market price resulting in an assumption, (ii) the related note is defeased and an additional deposit of a cash escrow in an amount equal to 25% of the related note is made, (iii) the LTV for the loans that are not defeased immediately following such release is not greater than the lesser of 80% or the LTV prior to such defeasance and (iv) the DSCR for the loans that are not defeased is not less than the DSCR for all loans immediately prior to the release and at origination.

      With respect to Mortgage Loan No. 254, Cobb Apts & Broadway Apts, the
      mortgage loan permits the release of the Cobb property from the lien of the related mortgage after the applicable lockout period upon the prepayment of an amount equal to 125% of the allocated loan amount of the mortgaged property being released together with any applicable prepayment consideration if (i) the LTV of the Broadway property immediately following the release is not greater than 80% or the LTV immediately preceding the release of both properties and (ii) the DSCR of the Broadway property immediately following the release is at least equal to the greater of 1.25x or the DSCR of both properties immediately prior to the release.

      With respect to Mortgage Loan No. 6-15, COPT Office Portfolio, the
      mortgage loan, which is secured by multiple mortgaged properties, permits the borrower to obtain the release of any property from the lien of the related mortgage by substituting a property therefor if (i) the aggregate
      LTV of all properties after substitution is not greater than the lesser of
      80% and the aggregate LTV of all of the properties immediately prior to the substitution, (ii) the DSCR of all properties after substitution is not less than the greater of 1.20x and the DSCR of all of the properties immediately prior to the substitution and (iii) the borrower delivers confirmation that the substitution will not result in a downgrade, withdrawal or qualification of the credit rating then assigned to the certificates. Additionally, the borrower is not permitted to substitute for more than 2 properties at one time (other than in the case of the three properties on Alexander Bell Drive which may be substituted for simultaneously and 5 properties on Columbia Gateway Drive and Thomas
      Edison Drive which may be substituted for simultaneously) and in any one transaction may only substitute properties whose allocated loan amount are less than 30% of the allocated loan amount of all properties remaining
      (other than 304 Sentinel Drive)

      With respect to Mortgage Loan Nos. 20-23, Crossroads Logistics Portfolio,
      the loan allows for the substitution of a portion of the collateral. The
      Crossroads Logistics Portfolio Borrower has a one-time right to substitute any of the Crossroads Logistics Portfolio Properties (except the 710 S.
      Girls School Road property) with another property, without any required prepayment of the Crossroads Logistics Portfolio Loan, provided the
      Crossroads Logistics Portfolio Borrower satisfies certain conditions, including an appraised fair market value of the replacement property of not less than 105% of the fair market value of the released property; a net operating income of the replacement property equal to not less than
      105% of the net operating income of the released property; a DSCR of all
      Crossroads Logistics Portfolio Properties after the substitution of not less than the greater of the DSCR prior to the substitution or 1.18x; and
      delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

      With respect to Mortgage Loan Nos. 226, Advanced Circuits, the borrower is permitted to substitute a property for the subject property, provided that, among other conditions, (i) the DSCR of the substitute property is at least 1.42x, (ii) the LTV for the substitute property is no greater than 70%, and (iii) the NOI for the substitute property does not show a downward trend over the three consecutive years immediately prior to release.

7     The "Grace Period" shown is grace period to charge late interest.

8     The "Original Amort. Term" shown is the basis for determining the fixed monthly principal and interest payment as set forth in the related note.
      Due to the actual/360 interest calculation methodology applied to most mortgage loans, the actual amortization to a zero balance for such loans will be longer.

      With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, the
      mortgage loan amortizes based on the amortization schedule attached in
      Schedule B.

      With respect to Mortgage Loan No. 45, Farmer's New World Headquarters, the
      mortgage loan amortizes based on a 374.45415 month amortization schedule.

                                      II-7

9     With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, only a portion of the interest that accrues on the Ritz-Carlton Portfolio Loan will be available to make distributions on the offered certificates.
      Interest that accrues on the Ritz-Carlton Portfolio Loan that will be available to make payments on the offered certificates will be equal to the per annum Mortgage Rate specified minus (a) the related administrative cost rate and (b) with respect to a portion of the Ritz-Carlton Portfolio
      Loan that had an initial principal balance as of the Cut-off Date of
      $64,000,000, a strip rate equal to 0.45% per annum, multiplied by a fraction (expressed as a percentage), the numerator of which is the number of days in the subject interest accrual period and the denominator of which is 30. The interest at such strip rate on such portion of the
      Ritz-Carlton Portfolio Loan will be payable to the Class X-RC
      Certificates.

10    With respect to Mortgage Loan Nos. 1-5, Ritz-Carlton Portfolio, the
      "Monthly Payment (P&I)" is the average principal and interest payment over the period from February 2006 to January 2007.

11    The indicated NOI DSCR, NCF DSCR and NCF DSCR (Post IO Period) reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

12    "Valuation Date" refers to the date as of which the related appraised value applies (also known as the "value as-of date").

13    "Largest Tenant" refers to the tenant that represents the greatest percentage of the total square footage at the mortgaged property, "Second
      Largest Tenant" refers to the tenant that represents the second greatest percentage of the total square footage and "Third Largest Tenant" refers to the tenant that represents the third greatest percentage of the total square footage at the mortgaged property. In certain cases, the data for tenants occupying multiple spaces include square footage only from the primary spaces sharing the same lease expiration date, and may not include minor spaces with different expiration dates.

14    For "Capital Expenditure Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of such mortgage loan and/or may not be replenished after a release of funds.

15    For "TI/LC Escrow in Place" identified as "Yes," collections may occur at one time or be ongoing. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time and/or may not be replenished after a release of funds. The weighted average percentage of mortgage loans disclosed as having TI/LC cash or letter of credit balances in place considers only mortgage loans on commercial-type properties, excluding hospitality, multifamily, manufactured housing community, other and self storage mortgaged properties.

16    "Other Escrow Description" indicates any other types of escrow required, or in certain cases letters of credit required, other than Insurance, Tax,
      Capital Expenditure and TI/LC. In certain cases, the letter of credit may represent additional security from a tenant, and may therefore be relinquished when such tenant leaves the property at lease expiration.

17    "Springing Escrow Description" indicates the type of escrow required to be funded in the future and/or upon the occurrence of certain future events as outlined in the respective loan documents.

18    "Initial Capital Expenditures Escrow Requirement" indicates the amount of the escrow, or in certain cases the letter of credit, that was deposited at loan closing.

19    "Monthly Capital Expenditure Escrow Requirement" indicates the monthly amount designated for Capital Expenditure Escrow in the loan documents for such mortgage loan. In certain cases, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

20    "Current Capital Expenditure Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the February 2006, or in some cases, January 2006 due dates for the loans.

21    "Initial TI/LC Escrow Requirement" indicates the amount of the escrow or in certain cases the letter of credit that was deposited at loan closing.

                                      II-8

22    "Monthly TI/LC Escrow Requirement" indicates the monthly amount designated for Tenant Improvements and Leasing Commissions Escrow in the loan documents for such mortgage loan. In certain instances, the amount of the escrow may be capped or collected only for certain periods of time or under certain conditions.

23    "Current TI/LC Escrow Balance" indicates the balance or, in certain cases, a letter of credit, in place as of the February 2006, or in some cases,
      January 2006 due dates for the loans.

24    "Seasoning" represents the number of payments elapsed from the earlier of the "First Payment Date (P&I)" or "First Payment Date (IO)" to the Cut-off
      Date.

25    The "Prepayment Code" includes the number of loan payments from the first
      Due Date to the stated maturity. "LO" represents the lockout period. "DEF"
      represents defeasance. "DEF/YM1" represents defeasance or the greater of yield maintenance and 1.00%. "YM" represents yield maintenance. "YM1"
      represents the greater of yield maintenance and 1.00%. "Open" represents the number of payments, including the maturity date, at which principal prepayments are permitted without payment of a prepayment premium. For each mortgage loan, the number set forth under a category of "Prepayment
      Code" represents the number of payments in the Original Term to Maturity for which such provision applies.

      With respect to Mortgage Loan No. 41, Publix Plaza at Weston Commons,
      provided no event of default and that the borrower is simultaneously carrying out a sale of the loan pursuant to the loan documents, the borrower has the right after the lockout period to voluntarily defease a portion of the loan, subject to the conditions outlined in the loan documents.

      With respect to Mortgage Loan No. 223, Acacia Glen Apartments, after the lockout period, the borrower is permitted to partially prepay the loan with a payment of a yield maintenance premium at the greater of 1% of the balance being prepaid or as calculated per the formula in the loan documents.

      With respect to Mortgage Loan No. 226, Advanced Circuits, after the lockout period, the borrower is permitted to partially prepay the loan up to an amount of 33.33% of the original loan balance with the payment of a yield maintenance premium at the greater of 1% of the balance being prepaid or as calculated per the formula in the loan documents.

26    Mortgage loans with associated Yield Maintenance prepayment premiums are categorized according to unique Yield Maintenance formulas. There are 14 different Yield Maintenance formulas represented by the loans in the subject mortgage loan pool. The different formulas are referenced by the letters "A", "B", "C", "D", "E", "F", "G", "H", "I", "J", "K", "L", "M"
      and "N". Any exceptions to these formulas are shown below such formulas.
      Summaries of the 14 formulas are listed beginning on page II-12.

27    The "Administrative Cost Rate" indicated for each mortgage loan will be calculated based on the same interest accrual method applicable to each mortgage loan.

28    Each of the following mortgage loans is structured with a performance holdback or letter of credit ("LOC") subject to achievement of certain release conditions. The release conditions are referenced by numbers 1-6, which are summarized immediately below the table. The amount of the holdback was escrowed, or the letter of credit was established, for each mortgage loan at closing. Many of the loans with reserves and reserve agreements in place permit or require the amount in the reserve (or proceeds of the letter of credit) to be applied to outstanding loan amounts in the event of a default. The mortgage loans referenced in this paragraph do not include all such loans, but rather only those loans that permit or require the application of the reserve (or proceeds of the letter of credit) to the balance of the mortgage loan if the mortgaged property does not achieve a specified level of financial performance in accordance with the terms of the respective reserve agreements. Although generally the mortgage loans prohibit voluntary partial prepayment, the following mortgage loans may require partial prepayments:

                                      II-9

                                                                                                         Partial
  Mtg.                                       Escrow or LOC    Escrowed Holdback                        Prepayment
  Loan                                          Release      or Letter of Credit    Outside Date         Premium
   No.             Property Name              Conditions       Initial Amount       for Release        Provisions
---------------------------------------------------------------------------------------------------------------------

  121     The Village at Las Sendas Retail         1             $2,000,000          09/30/2006     Greater of 1% or
          Center                                                                                    Yield Maintenance
  133     Old Grove Marketplace                    2              $495,000           07/01/2007     Greater of 1% or
                                                                                                    Yield Maintenance
  141     24 Hour Fitness - Southlake, TX          3               $50,000           12/31/2006     Greater of 1% or
                                                                                                    Yield Maintenance
  142     Coors Central Shopping Center            4              $490,000           09/21/2007     Greater of 1% or
                                                                                                    Yield Maintenance
  223     Acacia Glen Apartments                   5              $750,000           01/20/2008     Greater of 1% or
                                                                                                    Yield Maintenance
  261     South Forty Shopping Center              6              $250,000           12/09/2007     Greater of 1% or
                                                                                                    Yield Maintenance

      All yield maintenance premiums indicated above are to be paid by the borrower.

                                     II-10

RELEASE CONDITIONS

1.    Funds in the reserve are required to be released if the following conditions are satisfied:

      $1,000,000 will be released to the borrower if the following conditions have been satisfied (i) the actual DSCR over the trailing 12 months is
      1.20x or greater, (ii) 75% or more of the rentable building square footage is leased to tenants who are in occupancy, open for business and paying rent pursuant to the terms of their leases, and (iii) no event of default has occurred.

      $2,000,000 will be released by to the borrower if the following conditions have been satisfied (i) the actual DSCR over the trailing 12 months is
      1.25x or greater, (ii) 80% or more of the rentable building square footage is leased to tenants who are in occupancy, open for business and paying rent pursuant to the terms of their leases, and (iii) no event of default has occurred.

2.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) No event of default has occurred, (ii) actual DSCR over the trailing
      12 months is 1.20x or greater, and (iii) the DSCR over the trailing 12 months on a 10.09% constant is 0.85x or greater.

3.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) The borrower provides evidence that a separate tax lot has been obtained, comprised solely of the subject, (ii) borrower provides new tax parcel IDs and associated tax certificates, and (iii) there has been no event of default by the borrower.

4.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) At least 93% of the net rentable area is leased by tenants in occupancy and paying rent, (ii) Dion's Restaurant has delivered an estoppel indicating that the tenant is in possession and rent payment has commenced, and (iii) no event of default has occurred.

5.    Funds in the reserve are required to be released in two stages if the following conditions are satisfied:

      $500,000 shall be released once the property is (i) 90% occupied, (ii) the property has achieved a minimum actual DSCR of 1.20x and (iii) the property has achieved a minimum DSCR utilizing a 9.66% constant of 0.85x.

      The remaining $250,000 shall be released once the property is (i) 95%
      occupied, (ii) the property has achieved a minimum actual DSCR of 1.20x and (iii) the property has achieved a minimum DSCR utilizing a 9.66%
      constant of 0.85x.

6.    Funds in the reserve are required to be released if the following conditions are satisfied:

      (i) No event of default has occurred, and (ii) at least 95% of the property including the proposed additional 2,300 square feet of space at the property is leased to tenants in occupancy, open for business, and paying rent.

                                     II-11

YIELD MAINTENANCE FORMULAS

A.       The Prepayment Consideration equal to the greater of (A) one percent
         (1%) of the outstanding principal balance of the mortgage loan being prepaid or (B) the excess, if any, of (1) the sum of the present values of all then-scheduled payments of principal and interest under the loan agreement including, but not limited to, principal and interest due on the maturity date (with each such payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate), over (2) the outstanding principal amount of the mortgage loan.

         "Prepayment Rate" shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the prepayment rate determination date has a remaining term to maturity closest to, but not exceeding, the remaining term to the maturity date, as most recently published in the "Treasury Bonds, Notes and Bills"
         section in The Wall Street Journal as of the date of the related tender of the payment. If more than one issue of United States Treasury
         Securities has the remaining term to the maturity date referred to above, the "Prepayment Rate" shall be the yield on the United States
         Treasury Security most recently issued as of such date. If the publication of the Prepayment Rate in The Wall Street Journal is
         discontinued, the lender shall determine the Prepayment Rate on the basis of "Statistical Release H.15(519), Selected Interest Rates," or
         any successor publication, published by the Board of Governors of the
         Federal Reserve System, or on the basis of such other publication or statistical guide as lender may reasonably select.

B.       The Prepayment Consideration shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount
         Rate" is the rate which, when compounded monthly, is equivalent to the
         Treasury Rate (as hereinafter defined), when compounded semi-annually.
         The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the
         Maturity Date. (In the event Release H.15 is no longer published,
         Lender shall select a comparable publication to determine the Treasury
         Rate.)

C.       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the
         Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made.
         As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the
         Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for
         the week ending prior to the Prepayment Date, of U.S. Treasury Constant
         Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                     II-12

D.       Yield Maintenance Premium is equal to the product of (A) the ratio of the amount of the principal balance of this Note being prepaid (after subtracting the scheduled principal payment on such Prepayment Date)
         over the outstanding principal balance of this Note on the Prepayment
         Date (after subtracting the scheduled principal payment on such
         Prepayment Date), multiplied by (B) the present value as of the
         Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the Anticipated Repayment
         Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment
         Date (after subtracting the scheduled principal payment on such
         Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
         under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
         Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Anticipated Repayment Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

E.       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
         Payments (hereinafter defined) from the Prepayment Date through the
         Maturity Date determined by discounting such payments at the Discount
         Rate (hereinafter defined). As used in this definition, the term
         "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

F.       The prepayment consideration is equal to the greater of (A) 1.0% of the outstanding principal balance of this Note on the date of prepayment, or (B) an amount, never less than zero, equal to (x) the present value as of the date such prepayment or proceeds are received of the remaining scheduled payments of principal and interest from the date such payment or proceeds are received through the maturity date, discounted at the Treasury Rate (including any balloon payment)
         determined by discounting such payments at the Discount Rate (as hereinafter defined) less (y) the amount of the payment or proceeds received by Lender.

         "Discount Rate" means the rate which, compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually.

         "Treasury Rate" means the yield calculated by the interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading "U.S. Government
         Securities/Treasury Constant Maturities" for the week ending prior to the date such payment or proceeds are received, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter)
         most nearly approximating the Maturity Date (in the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate).

         All percentages shall be rounded to the nearest one hundred thousandth percent and dollar amounts shall be rounded to the nearest whole dollar.

                                     II-13

G.       "Yield Maintenance Premium" shall equal an amount equal to the greater of (i) one percent (1%) of the remaining principal balance of this
         Note, or (ii) the product of (A) the ratio of the amount of the remaining principal balance of this Note over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B)
         the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the
         Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the
         Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
         under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
         Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event
         Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

H.       "Yield Maintenance Premium" shall mean an amount equal to the greater of (A) one percent (1%) of the original principal amount of this Note or (B) the present value as of the Prepayment Date of the Calculated
         Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated
         Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the
         Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
         Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate.
         As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield
         Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.
         15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

I.       "Yield Maintenance Premium" shall equal an amount equal to the greater of (i) one percent (1%) of the remaining principal balance of this
         Note, or (ii) the product of (A) the ratio of the amount of the remaining principal balance of this Note over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B)
         the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the Prepayment Date through the
         Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the
         Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate (as hereinafter defined), when compounded semi-annually. The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates
         under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S.
         Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event
         Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) The term "Lockout Period
         Expiration Date" shall mean the date which is the earlier of (A) the second anniversary of the date that is the "startup day," within the meaning of Section 860G(a) (9) of the IRS Code, of a REMIC that holds this Note or (B) the five year anniversary of the first day of the first full calendar month following the date of this Note.

                                     II-14

J.       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
         Payments (hereinafter defined) from the Prepayment Date through the
         Maturity Date determined by discounting such payments at the Discount
         Rate (hereinafter defined). As used in this definition, the term
         "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

K.       "Yield Maintenance Premium" shall mean an amount equal to the greater of: (i) one percent (1%) of the principal amount of the Loan being prepaid or (ii) the present value as of the Prepayment Date of the
         Calculated Payments from the Prepayment Date through the Effective
         Maturity Date determined by discounting such payments at the Discount
         Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero)
         between (y) the Applicable Interest Rate and (z) the Yield Maintenance
         Treasury Rate. As used in this definition, the term "Discount Rate"
         shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate"
         shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Effective Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

L.       "Yield Maintenance Premium" shall mean an amount equal to the greater of (A) one percent (1%) of the entire Debt on the Prepayment Date or
         (B) the present value as of the Prepayment Date of the Calculated
         Payments from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate. As used in this definition, the term "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated
         Payments" shall mean the monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the
         Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the
         Applicable Interest Rate and (z) the Yield Maintenance Treasury Rate.
         As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield
         Maintenance Treasury Rate, when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield
         Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.

                                     II-15

M.       "Yield Maintenance Premium" shall equal an amount equal to the greater of (i) one percent (1%) of the principal balance of this Note being prepaid, or (ii) the product of (A) the ratio of the amount of the principal balance of this Note being prepaid over the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date), multiplied by (B) the present value as of the Prepayment Date of the remaining scheduled payments of principal and interest from the
         Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate
         (as hereinafter defined) less the amount of the outstanding principal balance of this Note on the Prepayment Date (after subtracting the scheduled principal payment on such Prepayment Date). The "Discount
         Rate" is the rate which, when compounded monthly, is equivalent to the
         Treasury Rate (as hereinafter defined), when compounded semi-annually.
         The "Treasury Rate" is the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. government securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the
         Maturity Date. (In the event Release H.15 is no longer published,
         Lender shall select a comparable publication to determine the Treasury
         Rate.)

N.       "Yield Maintenance Premium" shall mean an amount equal to the present value as of the Prepayment Date (hereinafter defined) of the Calculated
         Payments (hereinafter defined) from the Prepayment Date through the
         Maturity Date determined by discounting such payments at the Discount
         Rate (hereinafter defined). As used in this definition, the term
         "Prepayment Date" shall mean the date on which prepayment is made. As used in this definition, the term "Calculated Payments" shall mean monthly payments of interest only which would be due based on the principal amount of this Note being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Applicable Interest
         Rate, and (z) the Yield Maintenance Treasury Rate. As used in this definition, the term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury
         Rate (hereinafter defined), when compounded semi-annually. As used in this definition, the term "Yield Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release
         H.15-Selected Interest Rates under the heading U.S. Government
         Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the
         Maturity Date, plus 50 basis points. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S.
         Treasury obligations or otherwise.

                                     II-16

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated March 17, 2006 and accompanying Prospectus dated
June 7, 2005 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2006-HQ8 (the
"Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix III "Certain Characteristics of
Loan Group 2" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF, OR
ATTACHED TO, THE EMAIL COMMUNICATION TO WHICH THIS MATERIAL MAY HAVE BEEN
ATTACHED ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH
LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A
RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL
SYSTEM.

APPENDIX III
CERTAIN CHARACTERISTICS OF LOAN GROUP 2

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE   MORTGAGE
  LOAN NO.   LOAN SELLER   PROPERTY NAME                                           STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

                           Flournoy Portfolio - Roll-up
     16      LaSalle       Flournoy - Vineyards (A)                                21550 Provincial Boulevard
     17      LaSalle       Flournoy - Stoneridge Farms at the Hunt Club (A)        2325 Nashville Pike
     18      LaSalle       Flournoy - Estancia at Vista Ridge (A)                  2701 McAurthur Boulevard
     19      LaSalle       Flournoy - Sandstone Creek (A)                          7450 West 139th Terrace
     53      LaSalle       Sterling University Fountains Collegiate Residences     2202 Mac Davis Lane
     56      LaSalle       McCormick Place Apartments                              2110 McCormick Road
     57      LaSalle       Copper Beech Townhouses                                 4750 East Blue Grass Road
     68      LaSalle       Preston Run Apartments                                  333 North Creek Boulevard
     71      LaSalle       Center Court Apartments                                 14795 NE 18th Avenue
     78      LaSalle       Park Lane Apartments                                    4845 Transit Road
     79      MSMC          Chestnut Pointe Apartments                              150 Morgan Drive
     83      LaSalle       River Market                                            120 South River Road
     85      LaSalle       Portage Pointe Apartments                               9001 Portage Pointe Drive
     86      MSMC          Charlestown Pines Apartments                            1700 Charleston Court
     94      MSMC          Dakota Ridge Apartments                                 1510 Dakota Ridge Drive
     96      MSMC          Walnut Ridge Apartments                                 211 Colony Drive
     98      MSMC          Village Park of Auburn Hills                            1510 Nob Lane
    103      MSMC          Brookside Meadows Phase I                               123 West Road
    104      LaSalle       Thornhill Apartments                                    5470 Augusta Road
    106      MSMC          Windcrest Spring Apartments                             25469 Borough Park Drive
    119      LaSalle       Alder Ridge Apartments                                  114 Tally Drive
    123      LaSalle       Les Chateaux Apartments                                 3102-3112 Bluff Street,  3009-3111 Stevens Street
    125      MSMC          Arbors of Gahanna                                       150 Arbors Circle
    127      MSMC          River Oaks MHC                                          2025 Dolton Road
    129      LaSalle       Eaton Square Apartments                                 3315 Ridgeway Road
    132      LaSalle       Fairmont Terrace Apartments                             1111 East 60th Street
    137      MSMC          Central Park Townhomes                                  217 Cedar Village Drive
    144      MSMC          Pine View Village Apartments                            700 South Blackbird Roost Street
    149      LaSalle       Wingover Apartments                                     1016 Haeffele Way
    151      LaSalle       Woodbridge II Apartments                                3100 Braeside Drive
    162      MSMC          Tudor Towers of Long Beach                              215 East Broadway
    163      LaSalle       The Crest at Elon                                       756 East Haggard Avenue
    165      MSMC          The Harvey Apartments                                   5640 Santa Monica Boulevard
    166      MSMC          Sky View Apartments                                     1050 East 8th Street
    174      LaSalle       Hampton Park Apartments                                 12320 SW 72nd Avenue
    179      LaSalle       South Brook Apartments                                  5101 Linbar Drive
    182      MSMC          Westchester Apartments                                  905 Seventh Avenue
    191      LaSalle       Campus Courtyard I & II *                               425 Stedman Street
    205      MSMC          Morgan Manor                                            117 Mountain View Road
    209      LaSalle       Rockwood Landing                                        12550 John F. Kennedy
    213      LaSalle       Karen Lake Apartments                                   3712-3724 Sapphire Road
    223      MSMC          Acacia Glen Apartments                                  615 Acacia Way
    230      MSMC          Purdue Student Housing                                  300-304 Salisbury Street and 229 Littleton Street
    239      LaSalle       Stonegate                                               301 North Graham Street
    242      LaSalle       Grand Villa Apartments                                  1251 North 21st Street
    245      LaSalle       Creekside Apartments                                    4920 Cameron Road
    247      LaSalle       14419 South Halsted                                     14419 South Halsted Street
    252      MSMC          Bellefonte/Elmer Apartments                             5500-5008, 5501, 5610-5616 Elmer Street, 632
                                                                                   Bellefonte Street
    254      LaSalle       Cobb Apts & Broadway Apts                               1001 Green St & 335 Broad St
    256      LaSalle       Concord Village Apartments                              137 West Concord Road
    257      MSMC          Mountaintop Estates                                     48 Forest Drive
    260      MSMC          Brookside Retirement Residence                          1199 South Dora Street
    263      LaSalle       17-19 Winter Street                                     17-19 Winter Street
    266      LaSalle       Woodknoll Apartments                                    1015 Patriots Way
    274      MSMC          Wightman/Hobart Apartments                              2129-2135 Wightman & 5555-59 Hobart
    276      LaSalle       Lynn Village Phase I                                    905 West 26th Street
    293      LaSalle       Plainview Apartments                                    2504 West 16th Street
    294      MSMC          Creekside MHC                                           6500 Kansas Avenue
    303      MSMC          Park Manor Apartments                                   2710 Northwest 63rd Street
    306      MSMC          Summerwind Terrace Apts                                 3305 N Grimes Street

             Total

------------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE
  LOAN NO.   CITY                 COUNTY               STATE        ZIP CODE        PROPERTY TYPE             PROPERTY SUB-TYPE
------------------------------------------------------------------------------------------------------------------------------------

     16      Katy                 Harris                TX           77450          Multifamily               Garden
     17      Gallatin             Sumner                TN           37066          Multifamily               Garden
     18      Lewisville           Denton                TX           75067          Multifamily               Garden
     19      Overland Park        Johnson               KS           66223          Multifamily               Garden
     53      Lubbock              Lubbock               TX           79401          Multifamily               Student Housing
     56      West Lafayette       Tippecanoe            IN           47906          Multifamily               Student Housing
     57      Mt. Pleasant         Isabella              MI           48858          Multifamily               Student Housing
     68      Davidson             Sumner                TN           37072          Multifamily               Garden
     71      North Miami          Dade                  FL           33181          Multifamily               Garden
     78      Depew                Erie                  NY           14043          Multifamily               Garden
     79      Limerick             Montgomery            PA           19468          Multifamily               Garden
     83      West Lafayette       Tippecanoe            IN           47906          Mixed Use                 Student Housing/Retail
     85      Streetsboro          Streetsboro           OH           44241          Multifamily               Garden
     86      Florence             Boone                 KY           41042          Multifamily               Garden
     94      Indianapolis         Marion                IN           46217          Multifamily               Garden
     96      Irwin                Westmoreland          PA           15642          Multifamily               Townhouse
     98      Pontiac              Oakland               MI           48340          Multifamily               Garden
    103      Pleasant Valley      Dutchess              NY           12569          Multifamily               Garden
    104      Lexington            Lexington             SC           29072          Multifamily               Garden
    106      Spring               Montgomery            TX           77380          Multifamily               Garden
    119      Ross Township        Allegheny             PA           15237          Multifamily               Garden
    123      Madison              Dane                  WI           53705          Multifamily               Garden
    125      Gahanna              Franklin              OH           43230          Multifamily               Garden
    127      Calumet City         Cook                  IL           60409          Manufactured Housing      Manufactured Housing
    129      Memphis              Shelby                TN           38115          Multifamily               Garden
    132      Tulsa                Tulsa                 OK           74105          Multifamily               Garden
    137      York                 York                  PA           17402          Multifamily               Garden
    144      Flagstaff            Coconino              AZ           86001          Multifamily               Garden
    149      Bloomington          McLean                IL           61704          Multifamily               Garden
    151      Bloomington          Monroe                IN           47408          Multifamily               Student Housing
    162      Long Beach           Nassau                NY           11561          Multifamily               Mid-Rise
    163      Elon                 Alamance              NC           27244          Multifamily               Student Housing
    165      Los Angeles          Los Angeles           CA           90038          Multifamily               Mid-Rise
    166      Tucson               Pima                  AZ           85719          Multifamily               Mid-Rise
    174      Portland             Washington            OR           97223          Multifamily               Garden
    179      Nashville            Davidson              TN           37211          Multifamily               Garden
    182      Garner               Wake                  NC           27529          Multifamily               Garden
    191      Greensboro           Guilford              NC           27401          Multifamily               Student Housing
    205      Scranton             Lackawanna            PA           18508          Multifamily               Garden
    209      Houston              Harris                TX           77039          Multifamily               Garden
    213      Fayetteville         Cumberland            NC           28303          Multifamily               Garden
    223      Woodland             Yolo                  CA           95695          Multifamily               Senior Housing
    230      West Lafayette       Tippecanoe            IN           47907          Multifamily               Low-Rise
    239      Cambridge City       Wayne                 IN           47327          Multifamily               Garden
    242      Laramie              Albany                WY           82072          Multifamily               Senior Living
    245      Hope Mills           Cumberland            NC           28348          Multifamily               Garden
    247      Riverdale            Cook                  IL           60827          Multifamily               Senior Living
    252      Pittsburgh           Allegheny             PA           15232          Multifamily               Mid-Rise
    254      Augusta              Richmond              GA           30901          Multifamily               Garden
    256      Clarksville          Montgomery            TN           37042          Multifamily               Garden
    257      Bloomindale          Passaic               NJ            7403          Multifamily               Garden
    260      Ukiah                Mendocino             CA           95482          Multifamily               Senior Housing
    263      Dorchester           Suffolk               MA            2122          Multifamily               Garden
    266      Augusta              Richmond              GA           30907          Multifamily               Garden
    274      Pittsburgh           Allegheny             PA           15217          Multifamily               Low-Rise
    276      Lynn Haven           Bay County            FL           32444          Multifamily               Garden
    293      Plainview            Hale                  TX           79072          Multifamily               Garden
    294      Kansas City          Wyandotte             KS           66111          Manufactured Housing      Manufactured Housing
    303      Oklahoma City        Oklahoma              OK           73116          Multifamily               Garden
    306      Hobbs                Lea                   NM           88240          Multifamily               Townhouse

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              STUDIOS
                                 CUT-OFF DATE                                                       ----------------------------
  MORTGAGE   CUT-OFF DATE         BALANCE PER                                 UTILITIES                      NO. OF     AVG RENT
  LOAN NO.        BALANCE    UNIT, PAD OR BED       NOTE DATE              PAID BY TENANT           UNITS/PADS/BEDS      PER MO.
------------------------------------------------------------------------------------------------------------------------------------

     16       $28,600,000             $69,971      12/21/2005                   Water                             0          NAP
     17       $25,600,000             $69,971      12/21/2005              Electric, Water                        0          NAP
     18       $22,350,000             $69,971      12/21/2005              Electric, Water                        0          NAP
     19       $21,200,000             $69,971      12/21/2005                 Electric                            0          NAP
     53       $22,000,000             $32,164      12/08/2005              Electric, Water                        0          NAP
     56       $20,000,000             $31,056      09/08/2005                 Electric                            0          NAP
     57       $20,000,000             $31,646      09/21/2005                 Electric                            0          NAP
     68       $18,000,000             $75,630      12/30/2005              Electric, Water                        0          NAP
     71       $16,400,000             $27,891      12/06/2005          Electric, Water, Sewer                    52         $500
     78       $15,440,000             $61,270      12/13/2005               Electric, Gas                         0          NAP
     79       $15,250,000             $79,427      12/14/2005               Electric, Gas                         0          NAP
     83       $14,000,000             $65,421      11/30/2005        Electric, Water, Gas, Sewer                 17         $576
     85       $13,880,000             $46,892      01/10/2006        Electric, Water, Gas, Sewer                  0          NAP
     86       $13,600,000             $55,967      08/24/2005               Electric, Gas                         0          NAP
     94       $12,475,000             $64,974      06/30/2005                 Electric                            0          NAP
     96       $12,100,000             $40,878      08/31/2005               Electric, Gas                         0          NAP
     98       $12,000,000             $34,188      09/30/2005              Electric, Water                        0          NAP
    103       $11,000,000            $137,500      02/23/2006               Electric, Gas                         0          NAP
    104       $10,975,552             $60,975      12/29/2005                 Electric                            0          NAP
    106       $10,625,305             $34,952      12/17/2004                 Electric                            0          NAP
    119        $9,250,000             $39,530      01/06/2006               Electric, Gas                         0          NAP
    123        $8,750,000             $67,308      12/22/2005                 Electric                            0          NAP
    125        $8,180,637             $35,261      12/09/2005           Electric, Water, Gas                      0          NAP
    127        $7,954,921             $26,254      09/14/2005               Electric, Gas                         0          NAP
    129        $7,850,000             $37,740      11/10/2005        Electric, Water, Gas, Sewer                  0          NAP
    132        $7,522,542             $22,389      12/02/2005                   None                              0          NAP
    137        $7,114,646             $31,904      12/30/2005               Electric, Gas                         0          NAP
    144        $6,700,000             $38,506      11/30/2005                 Electric                            0          NAP
    149        $6,285,221             $61,620      12/06/2005                   None                              0          NAP
    151        $6,100,240             $25,418      12/01/2005               Electric, Gas                         0          NAP
    162        $5,357,349             $57,606      11/30/2005               Electric, Gas                        35         $720
    163        $5,300,000             $31,548      09/27/2005           Electric, Water, Gas                      0          NAP
    165        $5,271,000             $29,780      09/29/2005                   None                            176         $650
    166        $5,262,103             $69,238      09/27/2005                   None                              0          NAP
    174        $4,988,686             $46,192      12/09/2005                 Electric                            0          NAP
    179        $4,808,000             $20,117      01/05/2006                   None                              0          NAP
    182        $4,600,000             $28,750      09/01/2005               Electric, Gas                         0          NAP
    191        $4,447,456             $20,783      11/21/2005          Electric, Water, Sewer                     0          NAP
    205        $4,179,232             $32,650      12/30/2005               Electric, Gas                         0          NAP
    209        $4,096,017             $21,904      10/11/2005                 Electric                            0          NAP
    213        $3,990,889             $55,429      12/02/2005    Electric, Water, Gas, Sewer, Trash               0          NAP
    223        $3,500,000             $85,366      01/20/2006               Electric, Gas                         0          NAP
    230        $3,200,000             $82,051      10/26/2005                 Electric                            0          NAP
    239        $2,900,000             $46,774      12/16/2005               Electric, Gas                         0          NAP
    242        $2,873,713             $71,843      12/09/2005               Electric, Gas                         0          NAP
    245        $2,800,000             $46,667      11/23/2005              Electric, Water                        0          NAP
    247        $2,753,886             $49,177      12/06/2005                   None                             10         $650
    252        $2,664,000             $72,000      08/31/2005               Electric, Gas                         0          NAP
    254        $2,624,000             $43,016      11/30/2005          Electric, Water, Sewer                     0          NAP
    256        $2,600,000             $21,849      01/05/2006               Electric, Gas                         0          NAP
    257        $2,587,144             $64,679      12/30/2005               Electric, Gas                         0          NAP
    260        $2,494,259             $37,792      12/29/2005                   None                             46       $1,497
    263        $2,469,589             $77,175      12/02/2005              Electric, Sewer                        0          NAP
    266        $2,376,000             $45,692      11/30/2005               Water, Sewer                          0          NAP
    274        $2,184,000             $42,000      08/31/2005                 Electric                            0          NAP
    276        $2,089,129             $24,292      09/20/2005               Electric, Gas                        26         $400
    293        $1,594,863             $12,268      11/10/2005               Electric, Gas                         0          NAP
    294        $1,590,967             $11,873      09/22/2005           Electric, Water, Gas                      0          NAP
    303        $1,241,408             $16,122      08/24/2005                 Electric                            8         $350
    306        $1,061,657             $18,958      11/21/2005           Electric, Water, Gas                      0          NAP

             $509,109,411

------------------------------------------------------------------------------------------------------------------------------------
                          1 BEDROOM                                2 BEDROOM                                 3 BEDROOM
                ------------------------------           ------------------------------            ------------------------------
  MORTGAGE               NO. OF       AVG RENT                    NO. OF       AVG RENT                     NO. OF       AVG RENT
  LOAN NO.      UNITS/PADS/BEDS        PER MO.           UNITS/PADS/BEDS        PER MO.            UNITS/PADS/BEDS        PER MO.
------------------------------------------------------------------------------------------------------------------------------------

     16                     146           $940                       176         $1,155                         47         $1,413
     17                     120           $802                       176           $904                         68         $1,109
     18                      36           $745                       216         $1,022                         48         $1,360
     19                     120           $867                       188           $995                         56         $1,176
     53                      36           $600                         0            NAP                        360           $506
     56                      24           $725                        96           $475                        228           $426
     57                      24           $601                        48           $422                        192           $378
     68                      84           $805                       124           $956                         30         $1,119
     71                     301           $750                       211           $892                         24         $1,000
     78                      56           $673                       182           $763                         14         $1,238
     79                      80         $1,074                        96         $1,333                         16         $1,694
     83                      20           $633                       354           $358                          0            NAP
     85                     100           $607                       172           $664                         24           $849
     86                      48           $693                       143           $810                         48           $945
     94                      40           $660                        96           $793                         56           $965
     96                       0            NAP                       296           $561                          0            NAP
     98                     194           $652                       157           $786                          0            NAP
    103                      26         $1,198                        46         $1,547                          8         $1,850
    104                      40           $650                       110           $764                         30           $925
    106                      24           $585                       136           $700                         96           $800
    119                     144           $585                        54           $810                         36           $860
    123                      15           $680                        70           $844                         44         $1,110
    125                     112           $498                       120           $649                          0            NAP
    127                     295           $430                         8           $440                          0            NAP
    129                      96           $680                       112           $770                          0            NAP
    132                      89           $530                       164           $606                         83           $705
    137                      30           $600                       113           $700                         80           $800
    144                     144           $540                         0            NAP                          0            NAP
    149                       0            NAP                       102           $769                          0            NAP
    151                      56           $609                       136           $684                         48           $855
    162                      44           $985                        14         $1,039                          0            NAP
    163                       0            NAP                         0            NAP                          0            NAP
    165                       1         $1,300                         0            NAP                          0            NAP
    166                      24           $550                        52         $1,100                          0            NAP
    174                      72           $620                        36           $760                          0            NAP
    179                     143           $484                        96           $537                          0            NAP
    182                      40           $583                        96           $664                         24           $765
    191                       4           $431                       114           $260                          0            NAP
    205                      60           $565                        60           $638                          8           $885
    209                      36           $459                       129           $542                         22           $667
    213                       0            NAP                        72           $690                          0            NAP
    223                      17           $762                        24         $1,083                          0            NAP
    230                       0            NAP                         2           $800                          2           $880
    239                       8           $531                        54           $558                          0            NAP
    242                       6           $755                        34           $914                          0            NAP
    245                       0            NAP                        60           $550                          0            NAP
    247                      46           $728                         0            NAP                          0            NAP
    252                       1           $725                        25           $952                         11         $1,286
    254                      26           $506                        35           $689                          0            NAP
    256                       0            NAP                       119           $510                          0            NAP
    257                       0            NAP                        40         $1,115                          0            NAP
    260                      20         $2,200                         0            NAP                          0            NAP
    263                       0            NAP                        32         $1,250                          0            NAP
    266                       0            NAP                        52           $600                          0            NAP
    274                      34           $639                        18           $718                          0            NAP
    276                      54           $500                         6           $625                          0            NAP
    293                      15           $388                        97           $443                         18           $574
    294                     128           $260                         6           $270                          0            NAP
    303                      33           $425                        34           $475                          0            NAP
    306                       0            NAP                        56           $550                          0            NAP

---------------------------------------------------------------------------------------------------------------------
                               4 BEDROOM                              OTHER UNITS
                ------------------------------           ------------------------------
  MORTGAGE               NO. OF       AVG RENT                    NO. OF       AVG RENT                     NO. OF
  LOAN NO.      UNITS/PADS/BEDS        PER MO.           UNITS/PADS/BEDS        PER MO.                  ELEVATORS
---------------------------------------------------------------------------------------------------------------------

     16                       0            NAP                         0            NAP                          0
     17                       0            NAP                         0            NAP                          0
     18                       0            NAP                         0            NAP                          0
     19                       0            NAP                         0            NAP                          0
     53                     288           $500                         0            NAP                          0
     56                     296           $407                         0            NAP                          0
     57                     368           $324                         0            NAP                          0
     68                       0            NAP                         0            NAP                          0
     71                       0            NAP                         0            NAP                          0
     78                       0            NAP                         0            NAP                          0
     79                       0            NAP                         0            NAP                          0
     83                       0            NAP                         0            NAP                          3
     85                       0            NAP                         0            NAP                          0
     86                       4         $1,250                         0            NAP                          0
     94                       0            NAP                         0            NAP                          0
     96                       0            NAP                         0            NAP                          0
     98                       0            NAP                         0            NAP                          0
    103                       0            NAP                         0            NAP                          0
    104                       0            NAP                         0            NAP                          0
    106                      48           $850                         0            NAP                          0
    119                       0            NAP                         0            NAP                          0
    123                       0            NAP                         1           $860                          0
    125                       0            NAP                         0            NAP                          0
    127                       0            NAP                         0            NAP                          0
    129                       0            NAP                         0            NAP                          0
    132                       0            NAP                         0            NAP                          0
    137                       0            NAP                         0            NAP                          0
    144                      30         $1,475                         0            NAP                          0
    149                       0            NAP                         0            NAP                          0
    151                       0            NAP                         0            NAP                          0
    162                       0            NAP                         0            NAP                          0
    163                     168           $528                         0            NAP                          0
    165                       0            NAP                         0            NAP                          1
    166                       0            NAP                         0            NAP                          1
    174                       0            NAP                         0            NAP                          0
    179                       0            NAP                         0            NAP                          0
    182                       0            NAP                         0            NAP                          0
    191                      96           $412                         0            NAP                          0
    205                       0            NAP                         0            NAP                          0
    209                       0            NAP                         0            NAP                          0
    213                       0            NAP                         0            NAP                          0
    223                       0            NAP                         0            NAP                          1
    230                      35         $1,083                         0            NAP                          0
    239                       0            NAP                         0            NAP                          0
    242                       0            NAP                         0            NAP                          0
    245                       0            NAP                         0            NAP                          0
    247                       0            NAP                         0            NAP                          1
    252                       0            NAP                         0            NAP                          0
    254                       0            NAP                         0            NAP                          0
    256                       0            NAP                         0            NAP                          0
    257                       0            NAP                         0            NAP                          0
    260                       0            NAP                         0            NAP                          0
    263                       0            NAP                         0            NAP                          0
    266                       0            NAP                         0            NAP                          0
    274                       0            NAP                         0            NAP                          0
    276                       0            NAP                         0            NAP                          0
    293                       0            NAP                         0            NAP                          0
    294                       0            NAP                         0            NAP                          0
    303                       0            NAP                         2           $340                          0
    306                       0            NAP                         0            NAP                          0

Notes

*     The property is comprised of 61 conventional housing units and 24 student housing units.

APPENDIX IV
SIGNIFICANT LOANS SUMMARIES

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1-5 -- RITZ-CARLTON PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-1

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1-5 -- RITZ-CARLTON PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-2

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 1-5 -- RITZ-CARLTON PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $270,000,000

CUT-OFF DATE BALANCE(1):                $266,778,306

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     October 31, 2005

INTEREST RATE:                          5.957%

AMORTIZATION:                           Years 1-7: 226 months

                                        Thereafter: 331 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          September 30, 2015

EXPECTED MATURITY BALANCE(1):           $195,076,012

SPONSOR:                                Millennium Partners

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until earlier of September
                                        30, 2008 or 2 years after the REMIC
                                        "start-up" day of the securitization of
                                        the Ritz-Carlton Portfolio Companion
                                        Loan, with U.S. Treasury defeasance
                                        thereafter. Prepayable without penalty
                                        from and after June 30, 2015.

LOAN PER ROOM(1):                       $251,478.67

UP-FRONT RESERVES:                      $10,558,434

ONGOING RESERVES:                       FF&E:                  Various

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 5 assets

PROPERTY TYPE:                          Hospitality

PROPERTY SUB-TYPE:                      Full-Service

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   See "The Property" below

OCCUPANCY(2):                           76.6%

ROOMS:                                  1,218

THE COLLATERAL:                         5 five-star luxury Ritz-Carlton hotels

OWNERSHIP INTEREST:                     Fee (3) and Leasehold (2)

PROPERTY MANAGEMENT:                    The Ritz-Carlton Hotel Company, L.L.C.

MOST RECENT NET OP. INCOME:             $32,240,617

2ND MOST RECENT NET OP. INCOME(3):      $22,725,598

3RD MOST RECENT NET OP. INCOME(3):      $12,814,316

U/W NET OP. INCOME:                     $40,389,926

U/W NET CASH FLOW:                      $27,998,306

U/W OCCUPANCY:                          76.2%

APPRAISED VALUE:                        $516,200,000

CUT-OFF DATE LTV(1):                    59.3%

MATURITY DATE LTV(1):                   43.4%

DSCR(1)(4):                             1.02x

POST IO DSCR(1):                        NAP
--------------------------------------------------------------------------------

(1)   The subject loan represents an 87.1% pari passu interest in the
      $310,000,000 senior portion of a $360,000,000 first mortgage loan. All
      LTV, DSCR and Loan per Room numbers in this table are based on such
      $310,000,000 senior portion. The Expected Maturity Balance reflects the balance of the $266,778,306 subject loan.

(2)   Occupancy as of December 31, 2005.

(3)   Certain hotels had yet to open during this period.

(4)   Marriott International Inc. (BBB+/Baa2) has agreed lend the Ritz-Carlton
      Portfolio Borrower, among other things, the debt service payable under the subject loan. See "--Marriott Facility" below.

THE RITZ-CARLTON PORTFOLIO LOAN

      THE LOAN. The largest loan (the "Ritz-Carlton Portfolio Loan") as evidenced by the Promissory Note (the "Ritz-Carlton Portfolio Note") is secured by a first priority fee and leasehold Mortgage, Assignment of Leases and Rents,
Security Agreement and Fixture Filing (the "Ritz-Carlton Portfolio Mortgage")
encumbering a 1,218 room portfolio of 5 five-star Ritz-Carlton hotels located in
New York, New York (2), Washington, D.C. (2) and Boston, MA (collectively, the
"Ritz-Carlton Portfolio Property"). The Ritz-Carlton Portfolio Loan was
originated on September 30, 2005 by Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are MPE Hotel I (Downtown New York) LLC, a
Delaware limited liability company, MPE Hotel I Tenant (Downtown New York) LLC, a Delaware limited liability company, MPE Hotel I FF&E (Downtown New York) LLC, a Delaware limited liability company, MPE Hotel I (New York) LLC, a Delaware limited liability company, MPE Hotel I Tenant (New York) LLC, a Delaware limited liability company, MPE Hotel I FF&E (New York) LLC, a Delaware limited liability company, MPE Holdings I LLC, in its capacity as trustee of MPE Hotel I
(Washington) Trust, a District of Columbia Trust, a Delaware limited liability company, MPE Holdings I LLC, in its capacity as trustee of MPE Hotel I
(Georgetown) Trust, a District of Columbia Trust, MPE Hotel I (Boston Leasing
Co) LLC, a Delaware limited liability company, MPE Hotel I Tenant (Boston) LLC,
MPE Hotel I (Boston Commons) LLC, and MPE

                                      IV-3

Hotel I FF&E (Boston Commons) LLC (collectively, the "Ritz-Carlton Portfolio
Borrower"), which own no material asset other than the Ritz-Carlton Portfolio
Property and related interests. Each of these entities is a wholly-owned subsidiary of a joint venture among Millennium Partners and subsidiaries of two
German insurance firms, Provinzial Rheinland Lebensversicherung AG
("Provinzial") and ERGO Versicherungsgruppe AG ("Ergo").

      THE PROPERTY. Information with respect to the Ritz-Carlton Portfolio
Property is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                        ALLOCATED    APPRAISED    OWNERSHIP  YEAR BUILT/    2005     2005     2005
           PROPERTY                LOCATION     ROOMS  LOAN AMOUNT     VALUE      INTEREST    RENOVATED   OCCUPANCY   ADR    REVPAR
------------------------------------------------------------------------------------------------------------------------------------

Ritz-Carlton, Central Park     New York, NY      261   $92,081,544  $177,000,000  Leasehold   2002/NAP      77.5%   $628.57  $487.14
Ritz-Carlton, Washington, D.C. Washington, D.C.  300   $61,100,838  $111,000,000  Fee         2000/NAP      71.9%   $313.64  $225.44
Ritz-Carlton, Battery Park     New York, NY      298   $50,773,936   $90,000,000  Leasehold   2002/NAP      78.7%   $373.22  $293.91
Ritz-Carlton, Boston           Boston, MA        273   $40,447,034   $95,000,000  Fee         1927/2002     68.0%   $305.95  $207.94
Ritz-Carlton, Georgetown       Washington, D.C.   86   $22,374,955   $43,200,000  Fee         2003/NAP      71.9%   $424.17  $304.92

------------------------------------------------------------------------------------------------------------------------------------
           PROPERTY                 2001 OCCUPANCY      2002 OCCUPANCY      2003 OCCUPANCY     2004 OCCUPANCY       2005 OCCUPANCY
------------------------------------------------------------------------------------------------------------------------------------

Ritz-Carlton, Central Park               NAP                 NAP                70.6%              78.0%                 77.5%
Ritz-Carlton, Washington, D.C.          62.0%               67.7%               62.5%              68.6%                 71.9%
Ritz-Carlton, Battery Park               NAP                56.1%               66.0%              77.7%                 78.7%
Ritz-Carlton, Boston                     NAP                 NAP                58.1%              66.3%                 68.0%
Ritz-Carlton, Georgetown                 NAP                 NAP                 NAP               67.6%                 71.9%

      BOSTON COMMON. The Ritz-Carlton Portfolio Loan is also secured by the
193-room Ritz-Carlton, Boston Common in Boston, MA. This hotel may be released at any time upon the request of the Ritz-Carlton Portfolio Borrower and, as a result, has not been included in the UCF, LTV, Loan per Room and other information set forth herein with respect to the Ritz-Carlton Portfolio Loan.

      ESCROWS AND RESERVES. Pursuant to the management agreements with The
Ritz-Carlton Hotel Company LLC (the "Ritz Carlton Portfolio Manager"), a
subsidiary of Marriott, all hotel revenues are deposited in operating accounts that are pledged to mortgagee. The management agreements also provide for the establishment of reserves for real estate taxes, insurance, operating expenses and FF&E. The FF&E reserve is 3.0% of gross revenues for Central Park, Battery
Park and Georgetown stabilizing at 5.0% in 2013 for Central Park and Battery
Park and in 2014 for Georgetown. The FF&E reserve is 4.0% of gross revenues for
Washington, D.C., stabilizing at 5.0% in 2011. The FF&E reserve is 5.0% of gross revenues for Boston. Commencing October 2012, the amount by which the
Ritz-Carlton Portfolio Property's cash flow exceeds the debt service on the
Ritz-Carlton Portfolio Loan (not to exceed $848,653 in any month) will be reserved as additional collateral for the Ritz-Carlton Portfolio Loan.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Ritz-Carlton Portfolio Loan.

      PROPERTY MANAGEMENT. The Ritz-Carlton Portfolio Properties are managed by
The Ritz-Carlton Hotel Company, L.L.C. pursuant to management agreements that expire in 2077.

      MARRIOTT FACILITY. Pursuant to a Secured Funding Guarantee Agreement (the
"Marriott Facility"), Marriott International, Inc. ("Marriott") has agreed to lend to the Ritz-Carlton Portfolio Borrower up to $100,000,000. Such payments may be used by the Ritz-Carlton Portfolio Borrower to (i) make debt service payments on the Ritz-Carlton Portfolio Loan (including with respect to the
$50,000,000 B-note that is also secured by the Ritz-Carlton Portfolio Mortgage),
(ii) pay up to $2,700,000 per annum in interest on the subordinate and (iii)
reimburse the sponsor for up to $2,000,000 in annual overhead. The Ritz-Carlton
Portfolio Borrower is required to repay amounts funded under the Marriott
Facility (together with accrued interest thereon at LIBOR plus 2.0% per annum)
upon the earlier to occur of (i) December 31, 2077 or (ii) the sale of one or more hotels, in which case the amount required to be repaid will be the payments under the Marriott Facility that had previously been allocated to the applicable hotel or hotels. As of the year-end 2005, $73,457,286 remained available under the Marriott Facility and Marriott's long-term unsecured credit ratings from S&P and Moody's were BBB+ and Baa2, respectively.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Ritz-Carlton Portfolio
Borrower's repayment obligations under the Marriott Facility are secured by subordinate pledges in the Ritz-Carlton Portfolio Borrower. Such repayment obligations will arise upon the earlier to occur of (i) December 31, 2077 or
(ii) the sale of one or more hotels, in which case the amount required to be repaid will be the payments under the Marriott Facility that had previously been allocated to the applicable hotel or hotels. See "- Marriott Facility" above.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The
Ritz-Carlton Portfolio Property also secures, on a subordinate basis, a
$50,000,000 B-Note mortgage loan. In addition, MPE Holdings I LLC, the owner of the Ritz-Carlton Portfolio Borrower, is indebted, on an unsecured, subordinate basis, in the aggregate amount of $40,615,000 to affiliates of Provinzial
Rheinland

                                      IV-4

Lebensversicherung AG and ERGO Versicherungsgruppe AG ("the "Unsecured Notes").
Various matters regarding the respective rights and obligations of the trust, as the holder of the Ritz-Carlton Portfolio Loan, and the holder of the B-Note and such unsecured debt are governed by intercreditor agreements. The intercreditor agreements with the B-Note holder is further described in this prospectus supplement under "Servicing of the Mortgage Loans-Servicing of Certain Mortgage
Loans with Other Financing-Servicing the Ritz-Carlton A/B Mortgage Loan.

      The Ritz-Carlton Portfolio Borrower's repayment obligations under the
Marriott Facility are secured by subordinate mortgages on the Ritz-Carlton
Portfolio Property. Such repayment obligations will arise upon the earlier to occur of (i) December 31, 2077 or (ii) the sale of one or more hotels, in which case the amount required to be repaid will be the payments under the Marriott
Facility that had previously been allocated to the applicable hotel or hotels.
See "- Marriott Facility" above.

      RELEASE OF PARCELS. From and after the second anniversary of the REMIC
"start up" day, the Ritz-Carlton Portfolio Borrower may obtain the release of any hotel in the Ritz-Carlton Portfolio Property (other than the Ritz-Carlton,
Central Park) provided that, among other things, (a) 125% of the allocated loan amount for the applicable hotel is defeased, (b) no event of default is continuing, (c) the DSCR for the remaining hotels is not less than the DSCR immediately prior to such release and (d) the Ritz-Carlton Portfolio Borrower repays the amount, if any, of any prior advances made under the Marriott
Facility as may be required under the Marriott Facility in connection with the sale of such property.

      The Ritz-Carlton Portfolio Borrower may also obtain a partial release with respect to (i) prior to the second anniversary of the REMIC "start up" day, the
Ritz-Carlton, Boston and (ii) at any time during the loan term, certain rooms the Ritz-Carlton Portfolio Borrower may elect to convert to residential ownership ("Conversion Rooms") provided that, among other things, (A) (1) with respect to the Ritz-Carlton, Boston, the Ritz-Carlton Borrower prepays the
Ritz-Carlton Portfolio Loan in an amount equal to 125% of the allocated loan amount with respect to such property and (2) with respect to any Conversion
Rooms, the Ritz-Carlton Borrower prepays the Ritz-Carlton Portfolio Loan in an amount equal to the product of (i) 115% and (ii) the difference between (a) the applicable Allocated Loan Amount for the applicable Individual Property and (b)
the product of (1) such Allocated Loan Amount multiplied by (2) the quotient of
(x) the appraised value (set forth in an MAI appraisal of the Property dated no more than sixty (60) days prior to the proposed Partial Release Date by an appraiser acceptable to Lender) of the remaining Property (i.e., the Property excluding such Conversion Release Parcel) to (y) the appraised value of such
Individual Property immediately prior to such release (i.e., the Property including such Conversion Release Parcel); provided, however, that in no event shall the amount set forth in the preceding clause (b) be less than the product of (I) such Allocated Loan Amount and (II) the quotient of (a) the number of rooms in such Individual Property immediately after such release divided by the total number of rooms in such Individual Property immediately prior to such release, (B) the Ritz-Carlton Borrower pays a yield maintenance premium with respect to the amount described in the preceding clause (A), (C) the debt service coverage ratio immediately following the release must be at least equal to the debt service coverage ratio immediately prior to such release, (D) in no event shall the aggregate amount prepaid with respect to Conversion Rooms exceed
$75,000,000, (E) in no event shall Conversion Rooms consist of more than 50% of the rooms at any hotel or be located at the Ritz-Carlton, Central Park and (F)
any Conversion Rooms consist of one or more units in a validly created condominium regime for the applicable property that are legally separate from the remaining Ritz-Carlton Portfolio Property.

      Certain additional information regarding the Ritz-Carlton Portfolio Loan and the Ritz-Carlton Portfolio Property is set forth on Appendix II hereto.

                                      IV-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-6

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                 MORTGAGE LOAN NO. 6-15 -- COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-7

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                 MORTGAGE LOAN NO. 6-15 -- COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-8

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 6-15 -- COPT OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $108,543,000

CUT-OFF DATE BALANCE:                   $108,543,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          5.560%

AMORTIZATION:                           Interest only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2016

EXPECTED MATURITY BALANCE:              $108,543,000

SPONSOR:                                Corporate Office Properties, L.P.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of January
                                        2, 2009 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without a penalty from and after October
                                        1, 2015.

LOAN PER SF:                            $181.67

UP-FRONT RESERVES:                      TI/LC:                 $6,132,988

ONGOING RESERVES:                       RE Tax:                Springing

                                        Insurance:             Springing

                                        Cap Ex:                Springing

                                        TI/LC:                 Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 10 assets

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Annapolis Junction, MD and Columbia, MD

YEAR BUILT/RENOVATED:                   1988, 2005/NAP

PERCENT LEASED(1):                      95.5%

SQUARE FOOTAGE:                         597,482

THE COLLATERAL:                         10 office buildings

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    COPT Property Management Services, LLC

MOST RECENT NET OP. INCOME(2):          $5,299,578

2ND MOST RECENT NET OP. INCOME:         NAP

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $10,030,668

U/W NET CASH FLOW:                      $9,320,001

U/W OCCUPANCY:                          93.5%

APPRAISED VALUE:                        $136,500,000

CUT-OFF DATE LTV:                       79.5%

MATURITY DATE LTV:                      79.5%

DSCR:                                   1.52x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 23, 2006

(2)   Excludes 191 NBP - National Business Park and represents only 3 months history for 304 NBP - National Business Park

THE COPT OFFICE PORTFOLIO LOAN

      THE LOAN. The second largest loan (the "COPT Office Portfolio Loan") as evidenced by the Promissory Note (the "COPT Office Portfolio Note") is secured by four first priority fee Indemnity Deeds of Trust, Assignment of Leases and
Rents and Security Agreements (the "COPT Office Portfolio Mortgages") through an
IDOT structure. Parents of the related Borrower have pledged their interests in the properties to secure their guarantee of the mortgage loan, encumbering an approximately 597,482 square foot suburban office portfolio comprised of ten office properties in two business parks located in Columbia and Annapolis
Junction, Maryland (the "COPT Office Portfolio Properties"). The COPT Office
Portfolio Loan was originated on December 29, 2005 by or on behalf of LaSalle
Bank National Association.

      THE BORROWER. The borrowers are 7130 Columbia Gateway, LLC, 6700 Alexander
Bell, LLC, 304 Sentinel, LLC and 2691 Technology, LLC, each a Maryland limited liability company (the "COPT Office Portfolio Borrowers") that together with the
IDOT guarantors own no material asset other than the COPT Office Portfolio
Properties and related interests. The sponsor of the COPT Office Portfolio Loan is Corporate Office Properties, L.P., which is the operating partnership of
Corporate Office Properties Trust (NYSE: OFC). Corporate Office Properties Trust
currently owns 183 office properties totaling approximately 14.6 million square feet, which includes 18 properties totaling approximately 885,000 square feet held through joint ventures. The properties are located primarily in the
Baltimore/Washington and Northern Virginia submarkets.

                                      IV-9

      THE PROPERTY. The COPT Office Portfolio Properties are located in two separate business parks. The COPT Office Portfolio Properties consist of ten suburban office buildings totaling approximately 597,482 square feet. The two largest buildings are situated in a business park known as National Business
Park located in Annapolis Junction, Anne Arundel County, Maryland. National
Business Park is located approximately 5 miles from Fort Meade, which is composed of military, civilian and contractor personnel and is the headquarters for both civilian and military employees of the National Security Agency
("NSA"). Fort Meade and the NSA combined, represent the largest employers in the
State of Maryland. The largest building is leased solely by Booz Allen Hamilton
Inc. and the second largest building is leased solely by Northrop Grumman
Systems Corporation. Booz Allen Hamilton Inc., a privately held company, is a global consulting firm which has more than 17,000 employees on six continents.
The firm was founded in 1914 and was named to Fortune Magazine's 2006 list of one of the top 100 companies to work for. Booz Allen Hamilton Inc. has three extensions options of five years. Northrop Grumman Systems Corporation is a subsidiary of Northrop Grumman Corporation (NYSE: NOC). Northrop Grumman
Corporation is a Fortune 500 Company that is involved in various business sectors, including: electronic systems, information technology, integrated systems, mission systems, ship systems, space technology and technical services.
Northrop Grumman Systems Corporation has one extension option of five years. The remaining eight buildings are situated in a business park known as Columbia
Gateway Business Park located in Columbia, Howard County, Maryland. Both business parks are located between Washington, D.C. and Baltimore, along the
Baltimore-Washington Corridor, which extends from the Baltimore Beltway (I-695)
to the north, to the Washington Beltway (I-495) to the south and is centered between and on either side of Interstate 95 and Maryland 295.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       ALLOCATED    PROPERTY    OWNERSHIP    YEAR BUILT/    PERCENT      SQUARE
           PROPERTY               LOCATION            LOAN AMOUNT     TYPE       INTEREST     RENOVATED     LEASED       FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------

304 NBP - National Business Park  Annapolis Junction  $37,280,000    Office        Fee        2005/NAP      100.0%       162,498
191 NBP - National Business Park  Annapolis Junction  $24,000,000    Office        Fee        2005/NAP      100.0%       103,683
6700 Alexander Bell Drive         Columbia            $10,939,000    Office        Fee        1988/NAP       90.6%        74,859
7130 Columbia Gateway Drive       Columbia             $6,519,000    Office        Fee        1988/NAP      100.0%        46,840
6708 Alexander Bell Drive         Columbia             $6,320,000    Office        Fee        1988/NAP      100.0%        39,203
7142 Columbia Gateway Drive       Columbia             $6,280,500    Office        Fee        1988/NAP      100.0%        45,951
7138 Columbia Gateway Drive       Columbia             $5,406,000    Office        Fee        1988/NAP      100.0%        38,225
7150 Columbia Gateway Drive       Columbia             $4,849,500    Office        Fee        1988/NAP       56.8%        35,812
6724 Alexander Bell Drive         Columbia             $4,000,000    Office        Fee        1988/NAP       85.6%        28,420
7134 Columbia Gateway Drive       Columbia             $2,949,000    Office        Fee        1988/NAP      100.0%        21,991
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE

                                                                                          % OF TOTAL BASE      CUMULATIVE % OF
                  # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE    CUMULATIVE %     RENTAL REVENUES     TOTAL BASE RENTAL
    YEAR            ROLLING      PER SF ROLLING       FEET ROLLING       OF SF ROLLING        ROLLING          REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

   Vacant              0              $0.00                 5%                 5%                0%                    0%
    2006               4             $14.00                 3%                 7%                2%                    2%
    2007               1             $21.63                 1%                 8%                1%                    2%
    2008               3             $15.17                 6%                14%                4%                    7%
    2009              10             $15.87                21%                35%               17%                   24%
    2010               5             $19.34                 8%                42%                8%                   31%
    2011               0              $0.00                 0%                42%                0%                   31%
    2012               4             $23.56                24%                66%               29%                   60%
    2013               0              $0.00                 0%                66%                0%                   60%
    2014               0              $0.00                 0%                66%                0%                   60%
    2015               1             $26.00                27%                94%               36%                   96%
2016 & Beyond          2             $11.62                 7%               100%                4%                  100%

                                      IV-10

      The following table presents certain information relating to the major tenants at the COPT Office Portfolio Properties:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL     ANNUALIZED
                                        CREDIT RATING                   ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                           (FITCH/      TENANT   % OF  UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
            TENANT NAME                MOODY'S/S&P)(1)   NRSF    NRSF  BASE RENT ($)   BASE RENT     ($ PER NRSF)    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Booz Allen Hamilton, Inc.                 --/--/--      162,498   27%    $4,842,928        38%          $29.80       12/31/2015
Northrop Grumman Systems Corporation   BBB+/Baa2/BBB+   103,683   17%    $2,895,521        23%          $27.93       07/31/2012
American Home Mortgage Corporation        --/--/--      45,951     8%      $541,762         4%          $11.79       08/31/2009
Essex Corporation                         --/--/--      39,203     7%      $858,261         7%          $21.89       05/30/2012(2)
EVI Technology, LLC                       --/--/--      38,225     6%      $430,031         3%          $11.25      02/28/2016(3)
TOTAL/WEIGHTED AVERAGE                                  389,560   65%    $9,568,503        75%          $24.56

Other Tenants                                NAP        180,047   30%    $3,191,556        25%          $17.73         Various
Vacant Space                                 NAP        27,875     5%            $0         0%           $0.00           NAP
TOTAL/WEIGHTED AVERAGE                                  597,482  100%   $12,760,059       100%          $22.40

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Essex Corporation has a one time right to terminate its lease after May
      31, 2010, if (i) it gives at least ten months prior written notice, (ii)
      there is no outstanding event of default under the lease and (iii) it pays landlord a termination fee equal to the sum of (i) the unamortized amount of tenant improvements made by landlord, at landlords expense, at 12% per annum (ii) the unamortized amount of brokerage commissions and (iii) four months base rent in effect as of June 1, 2010.

(3)   EVI Technology, LLC has a one time right to terminate its lease after
      March 1, 2014, if (i) it gives at least two hundred seventy days prior written notice, (ii) there is no outstanding event of default under the lease and (iii) it pays landlord a termination fee equal to the sum of (i)
      any remaining amount of the $1,337,875 to be paid by landlord to EVI
      Technology, LLC for tenant improvements, applying an interest rate of 12%
      per annum, (ii) the amount of unamortized brokerage commissions, applying an interest rate of 12% per annum and (iii) $176,295, which is equal to four months base rent in effect as of March 1, 2014.

      ESCROWS AND RESERVES. The COPT Office Portfolio Borrowers are required to escrow 1/12 of the estimated annual real estate taxes and insurance premiums, monthly, if, (i) an event of default under the COPT Office Portfolio Loan has occurred and is continuing; (ii) the COPT Office Portfolio Borrowers do not provide evidence to the lender of the timely payment of real estate taxes not later than 30 days after the due date; or (iii) the COPT Office Portfolio
Borrowers do not maintain a current and effective blanket insurance policy for the COPT Office Portfolio Properties complying with loan document requirements.
In addition, at closing, the COPT Office Portfolio Borrowers deposited tenant improvement escrows in the amounts of $5,271,121 with respect to the Booz Allen
Hamilton, Inc. lease and $861,867 with respect to the Northrop Grumman Systems
Corporation lease. Each tenant improvement escrow will be released upon estoppels being delivered to lender that set forth generally that the related tenant is in occupancy, paying full rent according to its lease and all advances made by the COPT Office Portfolio Borrowers for initial tenant improvements have been made. Furthermore, if an event of default has occurred and is continuing, the COPT Office Portfolio Borrowers may be required to escrow, monthly, into a capital expenditure reserve account and a tenant improvement and leasing commission reserve account amounts consistent with reserves required by institutional lenders for similar loans.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the COPT Office Portfolio Loan.

      PROPERTY MANAGEMENT. The COPT Office Portfolio Properties are managed by
COPT Properties Management Services, LLC, which is an affiliate of the COPT
Office Portfolio Loan's sponsor. COPT Properties Management Services, LLC currently manages approximately 13 million square feet of space. The management agreement is subordinate to the COPT Office Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PROPERTIES. The COPT Office Portfolio Borrowers may obtain a release of any of the COPT Office Portfolio Properties from the COPT Office
Portfolio Loan by partial defeasance of the COPT Office Portfolio Loan subject to the satisfaction of certain conditions including (i) the COPT Office
Portfolio Borrowers must defease an amount equal to 110% of the loan amount allocated for the released property(s), (ii) after giving effect to the release(s), the underwritten DSCR for the remaining properties is not less than the greater of (A) the underwritten DSCR immediately preceding the release(s)
and (B) 1.20x and (iii) if required by any rating agency, the COPT Office
Portfolio Borrowers delivers confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates.

      SUBSTITUTION OF PROPERTIES. The COPT Office Portfolio Borrowers may
release any of the COPT Office Portfolio Properties from the COPT Office
Portfolio Loan by simultaneously substituting one or more other properties in place of a released property(s), subject to the satisfaction of certain conditions including (i) the LTV, after giving effect to the substitution(s), for the COPT Office Portfolio Properties is no greater than the lesser of (a)
the LTV for all of the COPT Office Portfolio Properties immediately preceding the substitution(s) and (b) 80%; (ii) after giving effect to a substitution(s), the underwritten DSCR for the COPT Office Portfolio Properties is no less than the greater of (a) the underwritten DSCR for the COPT Office Portfolio
Properties immediately preceding the substitution(s) and (b) 1.20x; (iii) the
COPT Office Portfolio Borrowers delivers confirmation from each rating agency that the substitution would not cause the

                                      IV-11

downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates as to the substitution(s); and (iv) in any one transaction, the COPT Office Portfolio Borrowers may only substitute properties whose allocated loan amounts are less than 30% of the aggregate allocated loan amount of all the COPT Office Portfolio Properties remaining (except as relates to the possible substitution of the property known as 304 Sentinel Drive).
Notwithstanding anything set forth to the contrary above, in the event that the
COPT Office Portfolio Borrowers are unable to simultaneously execute a substitution(s) for a release property(s), the COPT Office Portfolio Borrowers may nevertheless obtain a release of a property(s) subject to the satisfaction of certain conditions, including (a) the COPT Office Portfolio Borrowers deposits with lender cash or a letter of credit ("Substitution Collateral") in an amount equal to the greater of (i) the then fair market value of the proposed release property(s) and (ii) the amount that would be required to purchase defeasance collateral necessary to partially defease the COPT Office Portfolio
Loan as a result of a released property(s); (b) the lender has received a REMIC opinion with respect to such transaction(s); (c) the sponsor of the COPT Office
Portfolio Borrowers executes a guaranty guarantying the payment of any shortfall in the event the Substitution Collateral is not sufficient to purchase defeasance collateral; and (d) the COPT Office Portfolio Borrowers must satisfy the requirements with respect to a proposed simultaneous substitution of property(s) within 90 days of the release of a COPT Office Portfolio Property.
If the COPT Office Portfolio Borrowers are unable to satisfy the requirement set forth in (d) above, then the lender has the right to use the Substitution
Collateral to purchase defeasance collateral in an amount necessary to release a released property(s). If the Substitution Collateral is not sufficient to purchase such defeasance collateral, then the COPT Office Portfolio Borrowers are required, within two business days after demand by lender, to pay lender such shortfall.

      Certain additional information regarding the COPT Office Portfolio Loan and the COPT Office Portfolio Properties is set forth on Appendix II hereto.

                                      IV-12

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 16-19 -- FLOURNOY PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-13

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 16-19 -- FLOURNOY PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-14

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 16-19 -- FLOURNOY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $97,750,000

CUT-OFF DATE BALANCE:                   $97,750,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          5.560%

AMORTIZATION:                           Interest only through January 1, 2009.
                                        Principal and interest payments of
                                        $558,699.11 beginning February 1, 2009
                                        through maturity

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2016

EXPECTED MATURITY BALANCE:              $87,681,578

SPONSOR:                                John F. Flournoy

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of December
                                        22, 2008 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without a penalty from and after
                                        November 1, 2015.

LOAN PER UNIT:                          $69,971.37

UP-FRONT RESERVES:                      RE Tax:                $240,384

                                        Insurance:             $255,262

                                        Other:                 $700,000 (LOC)

ONGOING RESERVES:                       RE Tax:                $190,049/month

                                        Insurance:             $31,908/month

                                        Cap Ex:                $23,284/month

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 4 assets

PROPERTY TYPE:                          Multifamily

PROPERTY SUB-TYPE:                      Garden

LOCATION:                               Various

YEAR BUILT/RENOVATED:                   Various/NAP

PERCENT LEASED(1):                      91.0%

UNITS:                                  1,397

THE COLLATERAL:                         4 cross-collateralized, cross-defaulted
                                        multifamily apartment properties

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Flournoy Properties, LLC

MOST RECENT NET OP. INCOME:             $5,041,996

2ND MOST RECENT NET OP. INCOME(2):      $3,507,302

3RD MOST RECENT NET OP. INCOME(2):      $3,677,520

U/W NET OP. INCOME:                     $8,777,329

U/W NET CASH FLOW:                      $8,494,845

U/W OCCUPANCY:                          83.5%

APPRAISED VALUE:                        $122,960,000

CUT-OFF DATE LTV:                       79.5%

MATURITY DATE LTV:                      71.3%

DSCR:                                   1.54x

POST IO DSCR:                           1.27x
--------------------------------------------------------------------------------

(1)   Percent Leased is based upon the average percent leased rate for the four portfolio assets and on rent rolls dated November 30, 2005 through
      December 14, 2005.

(2)   Excludes Flournoy - Vineyards and Flournoy - Estancia at Vista Ridge.

THE FLOURNOY PORTFOLIO LOANS

      THE LOAN. The third largest loan (the "Flournoy Portfolio Loans") as evidenced by four cross-collateralized, cross defaulted Promissory Notes (the
"Flournoy Portfolio Notes") secured by three first priority fee Deeds of Trust and Security Agreements and an Amended and Restated Mortgage and Security
Agreement (the "Flournoy Portfolio Mortgages") encumbering four class "A"
apartment properties known as the Flournoy - Estancia at Vista Ridge, Flournoy -
Sandstone Creek, Flournoy - Stoneridge Farms at the Hunt Club and Flournoy -
Vineyards, located in Lewisville, Texas, Overland Park, Kansas, Gallatin,
Tennessee and Katy, Texas, respectively (the "Flournoy Portfolio Properties").
The Flournoy Portfolio Loans were originated on December 21, 2005 by or on behalf of LaSalle Bank National Association.

      THE BORROWER. The borrowers are Dallas Estancia at Vista Ridge, L.P. and
Houston Vineyards, LP, each a Georgia limited partnership, and Sandstone Creek
Apartments, LLC and Stoneridge Farms at the Hunt Club, LLC, each a Georgia limited liability

                                      IV-15

company, (the "Flournoy Portfolio Borrowers") that own no material assets other than the Flournoy Portfolio Properties and related interests. The sponsor of the
Flournoy Portfolio Loans is John F. Flournoy. John F. Flournoy is the Chairman
and Chief Executive Officer of Flournoy Development Company which was founded by
Mr. Flournoy in 1967. Flournoy Development Company and related entities currently own and manage a portfolio totaling over 10,000 apartment homes and has developed more than 23,000 apartment homes.

      THE PROPERTY. The Flournoy Portfolio Properties consist of four class "A"
apartment properties located in three states. The Flournoy Portfolio Properties, which were constructed in 2002 (Flournoy - Sandstone Creek and Flournoy -
Stoneridge Farms at the Hunt Club) and 2003 (Flournoy - Estancia at Vista Ridge
and Flournoy - Vineyards), contain a total of 1,397 apartment units. The unit mix includes 422 one-bedroom units, 756 two-bedroom units and 219 three-bedroom units. The Flournoy Portfolio Properties include amenities such as clubhouses, resident business centers, saunas, pools, whirlpool spas, lighted tennis courts, playgrounds, car care centers, on-site covered parking, fitness centers, movie/media viewing rooms, barbeque grills and controlled access. Amenities vary by property.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  ALLOCATED    PROPERTY   OWNERSHIP YEAR BUILT/   PERCENT
                  PROPERTY                    LOCATION           LOAN AMOUNT     TYPE     INTEREST   RENOVATED    LEASED     UNITS
------------------------------------------------------------------------------------------------------------------------------------

Flournoy - Vineyards                          Katy, TX           $28,600,000  Multifamily    Fee     2003/NAP      91.9%      369
Flournoy - Stoneridge Farms at the Hunt Club  Gallatin, TN       $25,600,000  Multifamily    Fee     2002/NAP      88.7%      364
Flournoy - Estancia at Vista Ridge            Lewisville, TX     $22,350,000  Multifamily    Fee     2003/NAP      92.0%      300
Flournoy - Sandstone Creek                    Overland Park, KS  $21,200,000  Multifamily    Fee     2002/NAP      91.5%      364

------------------------------------------------------------------------------------------------------------------------------------
                                                          PERCENT LEASED        AVERAGE SF     AVERAGE MONTHLY      AVERAGE MONTHLY
          UNIT TYPE                 NUMBER OF UNITS      (AS OF  12/2005)        PER UNIT       RENT PER UNIT         RENT PER SF
------------------------------------------------------------------------------------------------------------------------------------

1-Bedroom                                   422               93.1%              957              $863                 $0.90
2-Bedroom                                   756               89.9%             1,151            $1,019                $0.89
3-Bedroom                                   219               90.4%             1,355            $1,246                $0.92
TOTAL/WEIGHT AVERAGE                      1,397               91.0%             1,124            $1,006                $0.90

      ESCROWS AND RESERVES. The Flournoy Portfolio Borrowers are required to escrow 1/12 of estimated annual real estate taxes and insurance premiums monthly for the Flournoy Portfolio Properties. In addition, capital expenditure reserves in the amount of $23,284 are required to be escrowed on a monthly basis up to a cap of $558,000. Additionally, the Flournoy Portfolio Borrowers were required to post a $700,000 letter of credit for the benefit of and as further security for the lender which will be released at the time (but no earlier then May, 2006)
the DSCR for the Flournoy Portfolio Properties is equal to or greater than 1.20x for the trailing three months based on underwritable cash flow but no income from corporate tenants that exceed 10% of the total units at the Flournoy
Portfolio Properties will be included in the computation. Additionally, notwithstanding the foregoing, the Flournoy Portfolio Borrowers may obtain a one time release of 20% of the letter of credit if the above-referenced calculation would result in a release by substituting 15% in place of 10% of income from corporate tenants.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Flournoy Portfolio Properties are managed by
Flournoy Properties, LLC, which is an affiliate of the Flournoy Portfolio Loans sponsor. Flournoy Properties, LLC began managing multifamily apartment communities in 1971 and currently manages over 10,000 apartment units. The management agreement is subordinate to the Flournoy Portfolio Loans.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PROPERTIES. Anytime after two years from the date of securitization, the Flournoy Portfolio Borrowers may obtain a release of any of the Flournoy Portfolio Properties from the Flournoy Portfolio Loans subject to the satisfaction of certain conditions including (i) the LTV of the remaining properties is not greater than the lesser of (a) 75% and (b) the aggregate LTV of the Flournoy Portfolio Properties (including the released property) as of the release date, (ii) the DSCR of the remaining properties is not less than the greater of (a) 1.25x and (b) the aggregate DSCR of the Flournoy Portfolio
Properties (including the released property) as of the release date, (iii) the released property must be sold to an unaffiliated party at not less than the fair market value and (iv) the Flournoy Portfolio Borrowers have delivered confirmation from each rating agency that the release would not cause the downgrade, withdrawal or qualification of any rating then assigned to any outstanding certificates.

      Certain additional information regarding the Flournoy Portfolio Loans and the Flournoy Portfolio Properties is set forth on Appendix II hereto.

                                      IV-16

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            MORTGAGE LOAN NOS. 20-23 -- CROSSROADS LOGISTICS PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-17

--------------------------------------------------------------------------------
            MORTGAGE LOAN NOS. 20-23 -- CROSSROADS LOGISTICS PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-18

--------------------------------------------------------------------------------
            MORTGAGE LOAN NOS. 20-23 -- CROSSROADS LOGISTICS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $75,950,000

CUT-OFF DATE BALANCE:                   $75,775,582

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 7, 2006

INTEREST RATE:                          5.630%

AMORTIZATION:                           360 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 7, 2016

EXPECTED MATURITY BALANCE:              $63,813,876

SPONSOR:                                Transpacific Development Corporation

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of December
                                        13, 2009 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without penalty from and after November
                                        7, 2015.

LOAN PER SF:                            $29.00

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:                Springing

                                        Insurance:             Springing

                                        TILC(5):               $75,000

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 4 assets

PROPERTY TYPE:                          Industrial

PROPERTY SUB-TYPE:                      Warehouse

LOCATION:                               Indianapolis, Brownsburg and
                                        Plainsfield, IN

YEAR BUILT/RENOVATED:                   Various/NAP

PERCENT LEASED(1):                      100.0%

SQUARE FOOTAGE:                         2,613,355

THE COLLATERAL:                         4 warehouse facilities

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Transpacific Development Company

MOST RECENT NET OP. INCOME(2):          $3,168,222

2ND MOST RECENT NET OP. INCOME(3):      $1,296,747

3RD MOST RECENT NET OP. INCOME(4):      $1,353,007

U/W NET OP. INCOME:                     $7,517,798

U/W NET CASH FLOW:                      $6,307,296

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $108,700,000

CUT-OFF DATE LTV:                       69.7%

MATURITY DATE LTV:                      58.7%

DSCR:                                   1.20x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated October 1, 2005 for all properties except 3100 Reeves Road which is dated March 1, 2006.

(2)   Excludes 710 S. Girls School Road.

(3)   Excludes 901 E. Northfield Drive and 710 S. Girls School Road.

(4)   Excludes 901 E. Northfield Drive, 710 S. Girls School Road and 3100 Reeves
      Road.

(5)   Commencing January 7, 2007 through April 7, 2008

THE CROSSROADS LOGISTICS PORTFOLIO LOAN

      THE LOAN. The fourth largest loan (the "Crossroads Logistics Portfolio
Loan") as evidenced by the Promissory Note (the "Crossroads Note") is secured by a first priority fee Mortgage, Assignment of Leases and Rents, Security
Agreement and Fixture Filing encumbering the four warehouse facilities
(collectively, the "Crossroads Mortgages") with a combined square footage of
2,613,355 located in the greater area of Brownsburg, Plainfield and
Indianapolis, Indiana (the "Crossroads Logistics Portfolio Properties"). The
Crossroads Logistics Portfolio Loan was originated on December 13, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Crossroads Indiana LLC, a Delaware limited liability company (the "Crossroads Logistics Portfolio Borrower") that owns no material asset other than the Crossroads Logistics

                                      IV-19

Portfolio Properties and related interests. The Crossroads Logistics Portfolio
Borrower is a direct subsidiary of Transpacific Development Company, the sponsor of the Crossroads Logistics Portfolio Loan. Transpacific Development Company was
founded in 1954. Its current reported portfolio consists of approximately
1,900,000 square feet of space with a focus on single-tenant office and industrial properties. Shurl Curci is the principal of Transpacific Development
Company.

      THE PROPERTIES. The 710 S. Girls School Road property (the "Girls School")
is located in Indianapolis, Indiana, at 710 S. Girls School Road. The Girls
School was originally constructed in 1996 and underwent expansion in 1998. It consists of a 1,339,195 square foot warehouse facility, fully leased on a triple-net basis to Thomson, Inc. and Carrier Corporation through June 2008 and
January 2013, respectively.

      The 7451 & 7452 Tempelhof Drive property (the "Tempelhof") is located in
Indianapolis, Indiana, and consists of two separate facilities located at 7451 &
7452 Tempelhof Drive, respectively. Tempelhof was originally constructed in
1997. The two warehouse facilities consist of 563,160 square feet, collectively, fully leased on a full service gross basis to the United States Postal Service,
Elrod Company, and American Wood Moulding, through December 2010, November 2009 and June 2013, respectively.

      The 901 E. Northfield Drive property (the "Northfield") is located in
Brownsburg, Indiana, at 901 E. Northfield Drive, situated outside of the city of
Indianapolis, approximately 14.5 miles from the Indianapolis Airport. It is located in an industrial area. Northfield was originally constructed in 2003. It consists of a 396,000 square foot, newly constructed warehouse facility fully leased on a triple-net basis to GENCO Distribution System and Sur La Table,
Inc., through April 2008 and January 2014, respectively.

      The 3100 Reeves Road property (the "Reeves") is located in Plainfield,
Indiana, at 3100 Reeves Road, near the Interchange off I-70 at Six Points Road approximately 8.6 miles from the Indianapolis International Airport. Reeves was originally constructed in 2001. It consists of a 315,000 square foot warehouse facility, fully leased on a triple-net basis to Logisco through January 2011.

------------------------------------------------------------------------------------------------------------------------------------
                                                     ALLOCATED                  OWNERSHIP    YEAR BUILT/      PERCENT      SQUARE
         PROPERTY              LOCATION             LOAN AMOUNT  PROPERTY TYPE  INTEREST      RENOVATED       LEASED       FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------

710 S. Girls School Road     Indianapolis, Indiana  $38,850,000    Warehouse       Fee     1996 & 1998/NAP    100.0%      1,339,195
7451 & 7452 Tempelhof Drive  Indianapolis, Indiana  $16,590,000    Warehouse       Fee        1997/NAP        100.0%        563,160
901 E. Northfield Drive      Brownsburg, Indiana    $11,200,000    Warehouse       Fee        2003/NAP        100.0%        396,000
3100 Reeves Road             Plainfield, Indiana     $9,310,000    Warehouse       Fee        2001/NAP        100.0%        315,000

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                     # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SQUARE    CUMULATIVE %    RENTAL REVENUES     TOTAL BASE RENTAL
       YEAR            ROLLING       PER SF ROLLING        FEET ROLLING       OF SF ROLLING       ROLLING         REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

      Vacant              0               $0.00                  0%                 0%               0%                   0%
       2006               0               $0.00                  0%                 0%               0%                   0%
       2007               0               $0.00                  0%                 0%               0%                   0%
       2008               2               $2.98                 42%                42%              39%                  39%
       2009               1               $2.83                  3%                45%               2%                  41%
       2010               1               $5.03                 11%                55%              17%                  58%
       2011               1               $3.36                 12%                67%              13%                  70%
       2012               0               $0.00                  0%                 0%               0%                   0%
       2013               2               $2.93                 25%                92%              23%                  93%
       2014               1               $3.10                  8%               100%               7%                 100%
       2015               0               $0.00                  0%                 0%               0%                   0%
   2016 & Beyond          0               $0.00                  0%                 0%               0%                   0%

                                      IV-20

      The following table presents certain information relating to the major tenants the Crossroads Logistics Portfolio Property:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL      ANNUALIZED
                                CREDIT RATING                           ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                                   (FITCH/         TENANT              UNDERWRITTEN   UNDERWRITTEN     BASE RENT         LEASE
      TENANT NAME              MOODY'S/S&P)(1)      NRSF    % OF NRSF  BASE RENT ($)    BASE RENT     ($ PER NRSF)     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

Thomson, Inc.                   --/Baa1/BBB+       902,852     35%      $3,308,070         33%           $3.66         06/30/2008
Carrier Corporation                A+/A2/A         436,343     17%      $1,546,410         16%           $3.54         01/09/2013
United States Postal Service     AAA/Aaa/AAA       281,580     11%      $1,514,762         15%           $5.38         12/31/2010
Logisco                           --/--/--         315,000     12%      $1,181,721         12%           $3.75         01/31/2011
Sur La Table, Inc.                --/--/--         198,000      8%        $761,483          8%           $3.85         01/31/2014
American Wood Moulding            --/--/--         216,600      8%        $725,502          7%           $3.35         06/30/2013
GENCO Distribution                --/--/--         198,000      8%        $698,123          7%           $3.53         04/30/2008
TOTAL/WEIGHTED AVERAGE                           2,548,375     98%      $9,736,071         98%           $3.82

Other Tenants                        NAP            64,980      3%        $206,605          2%           $3.18          Various
Vacant Space                         NAP                 0      0%              $0          0%           $0.00            NAP
TOTAL/WEIGHTED AVERAGE                           2,613,355    100%      $9,942,676        100%           $3.80

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The Crossroads Logistics Portfolio Borrower is
required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. However, no deposits are required with respect to an individual
Crossroads Logistics Portfolio Property if (i) no event of default is continuing under the Crossroads Logistics Portfolio Loan, (ii) the tenant under a lease of an entire individual Crossroads Logistics Portfolio Property is not in default beyond cure periods and (iii) the tenant is paying currently the taxes or insurance premiums, as the case may be. No tax deposits will be required if no event of default is continuing under the Crossroads Logistics Portfolio Loan and either the DSCR is at least 1.15x or Shurl Curci has delivered a tax payment guaranty. No insurance deposits will be required if no event of default is continuing under the Crossroads Logistics Portfolio Loan and a blanket insurance policy is in effect with respect to all of the Crossroads Logistics Portfolio
Loan Properties. The Crossroads Logistics Portfolio Borrower will deposit into a rollover reserve account $75,000 each month starting on January 7, 2007, through
April 7, 2008 for leasing costs at the Crossroads Logistics Portfolio Properties
(the "Rollover Reserve"). The Rollover Reserve will be available to fund leasing costs, provided the DSCR is at least 1.18x, and released upon the full renewal or re-tenanting of the space.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Crossroads Logistics Portfolio Loan. The lockbox will be in place until the
Crossroads Logistics Portfolio Loan has been paid in full.

      PROPERTY MANAGEMENT. The Crossroads Logistics Portfolio Properties are
managed by Transpacific Development Company, which is an affiliate of the
Crossroads Logistics Portfolio Loan's sponsor. The management agreement is subordinate to the Crossroads Logistics Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. At any time that the Crossroads Logistics Portfolio
Borrower may defease the Crossroads Logistics Portfolio Property in whole, it may also partially defease the loan and obtain a release of the relevant
Crossroads Logistics Portfolio Property (except the Girls School property)
provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 115% of the allocated amount with respect to the released parcel, (ii) the DSCR with respect to the remaining property shall be at least 1.18x, and (iii) delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      SUBSTITUTION OF PROPERTIES. The Crossroads Logistics Portfolio Borrower
has a one-time right to substitute any of the Crossroads Logistics Portfolio
Properties (except the Girls School property) with another property, without any required prepayment of the Crossroads Logistics Portfolio Loan, provided the
Crossroads Logistics Portfolio Borrower satisfies certain conditions, including an appraised fair market value of the replacement property of not less than 105%
of the fair market value of the released property; a net operating income of the replacement property equal to not less than 105% of the net operating income of the released property; a DSCR of all Crossroads Logistics Portfolio Properties
after the substitution of not less than the greater of the DSCR prior to the substitution or 1.18x; and delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

      Certain additional information regarding the Crossroads Logistics
Portfolio Loan and the Crossroads Logistics Portfolio Properties is set forth on
Appendix II hereto.

                                      IV-21

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                                      IV-22

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                MORTGAGE LOAN NO. 24 -- MARKETPLACE AT NORTHGLENN
--------------------------------------------------------------------------------

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                                      IV-23

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                MORTGAGE LOAN NO. 24 -- MARKETPLACE AT NORTHGLENN
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                                  [MAP OMITTED]

                                      IV-24

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                MORTGAGE LOAN NO. 24 -- MARKETPLACE AT NORTHGLENN
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                                  [MAP OMITTED]

                                      IV-25

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                MORTGAGE LOAN NO. 24 -- MARKETPLACE AT NORTHGLENN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $64,500,000

CUT-OFF DATE BALANCE:                   $64,500,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          5.500%

AMORTIZATION:                           Interest only through January 1, 2008.
                                        Principal and interest payments of
                                        $366,223.91 beginning February 1, 2008
                                        through maturity

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2016

EXPECTED MATURITY BALANCE:              $56,597,803

SPONSOR:                                Excelsior LaSalle Property Fund, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of June 21,
                                        2009 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without penalty from and after October
                                        1, 2015.

LOAN PER SF:                            $146.83

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:                   Springing

                                        Insurance:                Springing

                                        Cap Ex:                   Springing

                                        TI/LC:                    Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Northglenn, CO

YEAR BUILT/RENOVATED:                   1999-2001/NAP

PERCENT LEASED(1):                      99.2%

SQUARE FOOTAGE:                         439,273

THE COLLATERAL:                         Single-story, multiple building
                                        anchored retail center

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Trammell Crow Company

MOST RECENT NET OP. INCOME:             $6,827,921

2ND MOST RECENT NET OP. INCOME:         $6,602,776

3RD MOST RECENT NET OP. INCOME:         $5,117,754

U/W NET OP. INCOME:                     $5,588,299

U/W NET CASH FLOW:                      $5,271,052

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $88,000,000

CUT-OFF DATE LTV:                       73.3%

MATURITY DATE LTV:                      64.3%

DSCR:                                   1.47x

POST IO DSCR:                           1.20x
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated November 18, 2005.

THE MARKETPLACE AT NORTHGLENN LOAN

      THE LOAN. The fifth largest loan (the "Marketplace at Northglenn Loan") as evidenced by the Promissory Note (the "Marketplace at Northglenn Note") is
secured by a first priority fee Deed of Trust and Security Agreement (the
"Marketplace at Northglenn Mortgage") encumbering a 439,273 square foot portion anchored shopping center known as Marketplace at Northglenn, located in
Northglenn, Colorado (the "Marketplace at Northglenn Property"). The Marketplace
at Northglenn Loan was originated on December 21, 2005 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is ELPF Northglenn, L.L.C., a Delaware limited liability company (the "Marketplace at Northglenn Borrower") that owns no material asset other than the Marketplace at Northglenn Property and related interests. The Marketplace at Northglenn Borrower is a wholly-owned subsidiary of Excelsior LaSalle Property Fund, Inc., the sponsor of the Marketplace at
Northglenn Loan. Excelsior LaSalle Property Fund, Inc. is a real estate investment trust that is sponsored by U.S. Trust Company, a

                                      IV-26

subsidiary of The Charles Schwab Corporation. The investment advisor to
Excelsior LaSalle Property Fund, Inc. is LaSalle Investment Management, Inc., a
subsidiary of Jones Lang LaSalle, a publicly traded real estate services and investment management firm.

      THE PROPERTY. The Marketplace at Northglenn Property is located in
Northglenn, Colorado, at 10410-10450 Melody Drive & 200-602 West 104th Avenue,
at the intersection of Interstate 25 and 104th Street, which is approximately 10 miles northeast of the Denver central business district. The major buildings of the Marketplace at Northglenn Property were originally constructed between 1999 and 2001. Certain other buildings were pre-existing. It consists of 15 buildings comprising a 439,273 square foot portion of a single story anchored power retail shopping center. The overall Marketplace at Northglenn Property is situated on approximately 71.6 acres. The collateral for the Marketplace at Northglenn Loan consists of approximately 55.3 acres and includes 2,562 parking spaces. The
Marketplace at Northglenn Property is anchored by Bed, Bath and Beyond, Gart
Bros. Sporting Goods Company, Ross Stores, Inc., Office Depot, Marshalls, and
Petsmart. The Lowe's Home Improvement and Mervyn's stores are owned by those companies and are not part of the collateral for the Marketplace at Northglenn
Loan.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL BASE      CUMULATIVE % OF
                # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SQUARE   CUMULATIVE % OF    RENTAL REVENUES     TOTAL BASE RENTAL
    YEAR          ROLLING       PER SF ROLLING         FEET ROLLING       SF ROLLING           ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

    Vacant            0              $0.00                   1%                 1%                0%                  0%
     2006             1             $25.00                   1%                 2%                1%                  1%
     2007             7             $17.43                   6%                 8%                8%                  9%
     2008             2             $11.71                   3%                10%                2%                 11%
     2009            14             $14.53                  17%                27%               18%                 29%
     2010            10             $15.37                  15%                42%               17%                 46%
     2011             3             $15.84                   7%                49%                8%                 54%
     2012             3             $12.92                   9%                58%                9%                 63%
     2013             1             $11.00                   5%                63%                4%                 67%
     2014             3             $12.91                  11%                74%               10%                 77%
     2015             2             $11.39                  14%                88%               12%                 89%
2016 & Beyond         3             $13.00                  12%               100%               11%                100%

      The following table presents certain information relating to the major tenants at the Marketplace at Northglenn Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL    ANNUALIZED
                                    CREDIT RATING                            ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                       (FITCH/                              UNDERWRITTEN   UNDERWRITTEN   BASE RENT      LEASE
           TENANT NAME             MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF  BASE RENT ($)   BASE RENT    ($ PER NRSF)  EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Bed Bath & Beyond, Inc.               --/--/BBB       33,600         8%         $368,299          6%       $10.96      01/31/2012
Gart Bros. Sporting Goods Company     --/--/--        32,365         7%         $394,206          7%       $12.18      01/31/2015
Ross Stores, Inc.                     --/--/BBB       30,187         7%         $329,060          6%       $10.90      01/31/2010
Office Depot, Inc.                   --/--/BBB-       30,163         7%         $321,538          5%       $10.66      05/31/2014
Marshalls of MA, Inc.                  --/A3/A        30,016         7%         $267,900          5%        $8.93      11/30/2009
TOTAL/WEIGHTED AVERAGE                               156,331        36%       $1,681,003         28%       $10.75

Other Tenants                            NAP         279,245        64%       $4,327,972         72%       $15.50       Various
Vacant Space                             NAP           3,700         1%               $0          0%        $0.00         NAP
TOTAL/WEIGHTED AVERAGE                               439,273       100%       $6,008,975        100%       $13.80

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. From and after the occurrence of an event of default under the Marketplace at Northglenn Loan or the failure of the Marketplace at
Northglenn Borrower to pay all real estate taxes and insurance premiums timely, the Marketplace at Northglenn Borrower will be required to escrow 1/12 of annual real estate taxes or insurance premiums, respectively, monthly. From and after the occurrence of an event of default under the Marketplace at Northglenn Loan, the Marketplace at Northglenn Borrower is required to escrow monthly an amount for a capital expenditures reserve, as determined by the lender, and an amount for a tenant improvements and leasing commissions reserve, as determined by the lender. The Marketplace at Northglenn Borrower must also deposit into a reserve any payments it receives from tenants on account of the termination of any major lease.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Marketplace at Northglenn Loan. A cash flow sweep will be established if any of the following trigger conditions occur: (a) the occurrence and continuance of a loan default, and terminating upon the cure of such default; or (b) the DSCR is less than or equal to 1.05x, until such time that the Marketplace at

                                      IV-27

Northglenn Property achieves a DSCR of greater than 1.05x for two consecutive calendar quarters. The lockbox will be in place until the Marketplace at
Northglenn Loan has been paid in full.

      PROPERTY MANAGEMENT. The Marketplace at Northglenn Property is managed by
Trammell Crow Company. The management agreement is subordinate to the
Marketplace at Northglenn Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Mezzanine financing is permitted subject to a combined minimum DSCR of 1.25x and maximum LTV of 70%.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. At any time that the Marketplace at Northglenn
Borrower is permitted to fully defease the loan, it is also permitted to partially defease the Marketplace at Northglenn Loan and obtain a release of up to six designated outparcels, provided the Marketplace at Northglenn Borrower satisfies certain conditions, including (i) delivery of defeasance collateral in the amount of 125% of the allocated loan amount with respect to the released parcel, (ii) the DSCR with respect to the remaining property shall be at least
1.25x, (iii) the LTV with respect to the remaining property shall not exceed
65%, and (iv) delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      Certain additional information regarding the Marketplace at Northglenn
Loan and the Marketplace at Northglenn Property is set forth on Appendix II hereto.

                                      IV-28

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 25 -- ONE NASHVILLE PLACE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-29

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 25 -- ONE NASHVILLE PLACE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-30

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 25 -- ONE NASHVILLE PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $58,000,000

CUT-OFF DATE BALANCE:                   $58,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     January 1, 2006

INTEREST RATE:                          5.170%

AMORTIZATION:                           Interest only through December 1, 2010.
                                        Principal and interest payments of
                                        $317,410.28 beginning January 1, 2011
                                        through maturity.

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          December 1, 2015

EXPECTED MATURITY BALANCE:              $53,712,096

SPONSOR:                                Triple Net Properties, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of December
                                        1, 2008 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter.  Prepayable
                                        without a penalty from and after
                                        September 2, 2015.

LOAN PER SF:                            $141.26

UP-FRONT RESERVES:                      RE Tax:              $129,383

                                        Insurance:           $5,541

                                        Cap Ex:              $80,000

                                        TI/LC:               $400,000

                                        Other:               $579,239

ONGOING RESERVES:                       RE Tax:              $64,692/month

                                        Insurance:           $5,541/month

                                        Cap Ex(1):           $6,912/month

                                        TI/LC(1):            $34,201/month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Nashville, TN

YEAR BUILT/RENOVATED:                   1985/NAP

PERCENT LEASED(2):                      88.8%

SQUARE FOOTAGE:                         410,581

THE COLLATERAL:                         A 25-story office building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Triple Net Properties Reality, Inc.

MOST RECENT NET OP. INCOME:             $4,865,127

2ND MOST RECENT NET OP. INCOME:         $4,503,389

3RD MOST RECENT NET OP. INCOME:         $4,228,640

U/W NET OP. INCOME:                     $5,096,609

U/W NET CASH FLOW:                      $4,603,132

U/W OCCUPANCY:                          89.0%

APPRAISED VALUE:                        $77,500,000

CUT-OFF DATE LTV:                       74.8%

MATURITY DATE LTV:                      69.3%

DSCR:                                   1.51x

POST IO DSCR:                           1.21x
--------------------------------------------------------------------------------

(1)   Commencing January 1, 2007.

(2)   Percent Leased is based on the rent roll dated November 1, 2005.

THE ONE NASHVILLE PLACE LOAN

      THE LOAN. The sixth largest loan (the "One Nashville Place Loan") as evidenced by the Promissory Note (the "One Nashville Place Note") is secured by a first priority fee Deed of Trust, Security Agreement and Fixture Filing (the
"One Nashville Place Mortgage") encumbering an approximately 410,581 square foot class "A" office building known as One Nashville Place, located in Nashville,
Tennessee (the "One Nashville Place Property"). The One Nashville Place Loan was
originated on November 30, 2005 by or on behalf of LaSalle Bank National
Association.

      THE BORROWER. The borrower is NNN One Nashville Place, LLC, a Delaware limited liability company (the "One Nashville Place Borrower") that owns no material asset other than the One Nashville Place Property and related interests. The sponsor of the One Nashville Place Loan is Triple Net Properties,
LLC ("Triple Net"). As of August 2005, Triple Net had over 21,845 investors that owned

                                      IV-31

119 properties in 21 states with a market value in excess of $2.9 billion dollars. Affiliates of Triple Net are currently the subject of an SEC investigation and have reported that numerical and other information in their disclosure documents were incorrect as further described under "Risk
Factors--Legal Action Arising out of Ordinary Business Could Adversely Affect
Payment on Your Certificates" in the prospectus supplement. For further information, please see "Bankruptcy or Insolvency of any Affiliated Borrowers
May Adversely Affect Payments on Your Certificates" in the prospectus statement.

      THE PROPERTY. The One Nashville Place Property is located in Nashville,
Davidson County, Tennessee, at 150, 4th Avenue North and is comprised of approximately 1.27 acres. The One Nashville Place Property is a 25-story multi-tenant class "A" office building with approximately 410,581 square feet, an adjacent six-level parking garage and an executive basement level parking area. The improvements were constructed in 1985 and the One Nashville Place
Property is situated in the central business district of Nashville. The largest tenant at the One Nashville Place Property is Miller & Martin, PLLC, which has been in practice since 1867 and is a full service law firm with more than 170 attorneys with offices located in Chattanooga and Nashville, Tennessee and
Atlanta, Georgia. Miller & Martin, PLLC has one extension option of five years.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                                                             % OF TOTAL BASE    CUMULATIVE % OF
                  # OF LEASES   AVERAGE BASE RENT PER   % OF TOTAL SQUARE  CUMULATIVE % OF   RENTAL REVENUES   TOTAL BASE RENTAL
    YEAR            ROLLING           SF ROLLING          FEET ROLLING        SF ROLLING         ROLLING        REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

    Vacant             0                 $0.00                 11%               11%                0%                 0%
     2006              3                $19.02                  3%               14%                3%                 3%
     2007              5                $19.53                  8%               21%                8%                11%
     2008              2                $21.50                  6%               27%                7%                19%
     2009              5                $20.03                  9%               36%               10%                29%
     2010              3                $17.14                  7%               43%                7%                36%
     2011              0                 $0.00                  0%               43%                0%                36%
     2012              6                $23.34                 14%               57%               18%                54%
     2013              3                $20.01                 12%               69%               14%                68%
     2014              1                $17.25                  4%               73%                4%                72%
     2015              3                $17.06                  6%               79%                6%                77%
2016 & Beyond          9                $18.57                 21%              100%               23%               100%

      The following table presents certain information relating to the major tenants at the One Nashville Place Property:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL    ANNUALIZED
                                      CREDIT RATING                      ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                         (FITCH/      TENANT     % OF   UNDERWRITTEN   UNDERWRITTEN   BASE RENT        LEASE
            TENANT NAME              MOODY'S/S&P)(1)   NRSF      NRSF   BASE RENT ($)   BASE RENT    ($ PER NRSF)    EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

Miller & Martin, PLLC                    --/--/--      57,057     14%     $1,141,140       16%          $20.00      02/29//2016
US Bancorp                             AA-/Aa2/AA-     40,270     10%     $1,016,820       14%          $25.25       12/31/2012
National Association of Sate Boards      --/--/--      33,868      8%       $673,773        9%          $19.89       11/30/2013
Accountancy, Inc.
Neal and Harwell, LLC                    --/--/--      29,199      7%       $532,431        7%          $18.23       06/30/2016
Morgan Keegan & Company, Inc             A+/A2/A       24,233      6%       $521,004        7%          $21.50      03/31/2008 &
                                                                                                                   04/30/2008(2)
TOTAL/WEIGHTED AVERAGE                                184,627     45%     $3,885,168       53%          $21.04

Other Tenants                              NAP        180,010     44%     $3,396,338       47%          $18.87        Various
Vacant Space                               NAP         45,944     11%             $0        0%           $0.00          NAP
TOTAL/WEIGHTED AVERAGE                                410,581    100%     $7,281,506      100%          $19.97

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Upon 9 months prior written notice, Morgan Keegan & Company, Inc. can terminate its lease without the payment of any penalty. In addition,
      16,874 square feet expire on March 31, 2008 and 7,359 square feet expire on April 30, 2008.

      ESCROWS AND RESERVES. At closing, the One Nashville Place Borrower deposited reserves with the lender of $129,383 for real estate taxes; $5,541 for insurance; $80,000 for capital expenditure reserves; $400,000 for tenant improvements and leasing commissions; and $579,239 which funds are held pursuant to the terms of a Holdback Loan Agreement. $79,239 of the holdback funds will be released upon

                                      IV-32

the One Nashville Place Borrower providing estoppels to the lender relating to tenant improvements for 3 specific tenants. The remaining $500,000 will be released to the One Nashville Place Borrower in monthly increments of $19,088 upon documentation to the lender setting forth that Business Telecommunications,
Inc., a tenant at the One Nashville Place Property, has paid its monthly rent obligation of $19,088. On an ongoing basis, the One Nashville Place Borrower is required to escrow 1/12 of estimated annual real estate taxes and insurance premiums on a monthly basis. In addition, capital expenditure reserves and tenant improvement and leasing commission reserves are required to be escrowed on a monthly basis, commencing January 1, 2007.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the One Nashville Place Loan.

      PROPERTY MANAGEMENT. The One Nashville Place Property is managed by Triple
Net Properties Realty, Inc. ("Triple Properties"), which is an affiliate of the
One Nashville Place Borrower and the One Nashville Place Loan sponsor. As of
August 31, 2005, Triple Properties was managing a portfolio of over 23.8 million square feet of commercial properties and 1.6 million square feet of multi-family properties. The management agreement is subordinate to the One Nashville Place
Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the One Nashville Place Loan and the One Nashville Place Property is set forth on Appendix II hereto.

                                      IV-33

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      IV-34

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                 MORTGAGE LOAN NOS. 26-28 -- ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-35

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 -- ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-36

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 -- ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-37

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 -- ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                                      IV-38

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NOS. 26-28 -- ROSEVILLE PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $46,100,000

CUT-OFF DATE BALANCE:                   $46,100,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     April 1, 2006

INTEREST RATE:                          5.185%

AMORTIZATION:                           360 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 1, 2016

EXPECTED MATURITY BALANCE:              $38,230,822

SPONSORS:                               Abolghassem Alizadeh and Kobra Alizadeh

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of February
                                        15, 2011 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without a penalty from and after March
                                        1, 2016

LOAN PER SF:                            $217.46

UP-FRONT RESERVES:                      RE Tax:              $152,525

                                        Insurance:           $5,838

                                        Other:               $2,000,000

ONGOING RESERVES:                       RE Tax:              30,505/month

                                        Insurance:           5,838/month

                                        Cap Ex:              $3,110/month

                                        TI/LC:               Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 3 assets

PROPERTY TYPE:                          Various

PROPERTY SUB-TYPE:                      Various

LOCATION:                               Roseville, CA

YEAR BUILT/RENOVATED:                   2004, 2005/NAP

PERCENT LEASED(1):                      98.3%

SQUARE FOOTAGE:                         211,993

THE COLLATERAL:                         3 retail and office
                                        facilities

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Kobra Properties

MOST RECENT NET OP. INCOME:             NAP

2ND MOST RECENT NET OP. INCOME:         NAP

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $4,149,691

U/W NET CASH FLOW:                      $3,831,581

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $63,000,000

CUT-OFF DATE LTV:                       73.2%

MATURITY DATE LTV:                      60.7%

DSCR:                                   1.26x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on rent rolls dated January 26, 2006.

THE ROSEVILLE PORTFOLIO LOAN

      THE LOAN. The seventh largest loan (the "Roseville Portfolio Loan") as evidenced by the Promissory Note (the "Roseville Portfolio Note") is secured by a first priority fee Amended and Restated Deed of Trust and Security Agreement
encumbering the two retail and one office properties (collectively, the
"Roseville Portfolio Mortgages") with a combined square footage of 211,993 located in Roseville, California (the "Roseville Portfolio Properties"). The
Roseville Portfolio Loan was originated on February 15, 2006 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are Eureka Ridge, LLC, a Delaware limited liability company, Fairway Commons II, LLC, a Delaware limited liability company and Stoneview Office, LLC, a Delaware limited liability company (collectively, the "Roseville Portfolio Borrowers") that each owns no material assets other than the Roseville Portfolio Properties and related interests. The Roseville
Portfolio Borrowers are indirect subsidiaries of Kobra Properties. Kobra
Properties is the property manager and is wholly owned by the sponsors of

                                      IV-39

the Roseville Portfolio Loan. Kobra Properties reportedly owns and manages 40
Jack in the Box Restaurants, 2 Qdoba restaurants, 617,865 square feet of office space, 671,341 square feet of retail space, 655,885 square feet of warehouse space, 100 residential lots, 336 condominiums and has over ten office, retail and residential projects under development for an estimated 2 million square feet.

      THE PROPERTIES. The "Stoneview Office" property is located in Roseville,
California, located just east of I-80 and just north of Douglas Boulevard. The
Stoneview Office property is approximately 15 miles northeast of downtown
Sacramento and approximately 100 miles northeast of San Francisco. The Stoneview
Office property was constructed in 2005. It consists of a 110,381 square foot, three-story Class A office building. The Stoneview Office property is situated on approximately 5.5 acres and includes 406 parking spaces.

      The "Fairway Commons II" property is located in Roseville, California, located two miles west of I-80, just north of State Highway 65 at the Pleasant
Grove Boulevard Exit. The Fairway Commons II property is approximately 15 miles northeast of downtown Sacramento and approximately 100 miles northeast of San
Francisco. The Fairway Commons II property was constructed in 2004 and 2005. It consists of three one-story Class A retail buildings, containing a total of
64,316 square feet. The Fairway Commons II property is situated on approximately
5.5 acres and includes 362 parking spaces. The Fairway Commons II property is anchored by Circuit City and Imperial Furniture.

      The "Eureka Ridge" property is located in Roseville, California, located just east of I-80 at the Eureka Road exit. The Eureka Ridge property is approximately 15 miles northeast of downtown Sacramento and approximately 100 miles northeast of San Francisco. The Eureka Ridge property was constructed in
2005. It consists of a 37,296 square foot, one-story Class A retail building.
The Eureka Ridge property is situated on approximately 4.2 acres and includes
183 parking spaces. The Eureka Ridge property is anchored by Crush Restaurant,
Massage Envy, Qdoba Mexican Grill and Lasik Vision.

--------------------------------------------------------------------------------------------------------------------------------
                                      ALLOCATED                         OWNERSHIP       YEAR BUILT/     PERCENT        SQUARE
     PROPERTY       LOCATION         LOAN AMOUNT      PROPERTY TYPE      INTEREST        RENOVATED       LEASED       FOOTAGE
--------------------------------------------------------------------------------------------------------------------------------

Stoneview Office    Roseville, CA    $19,030,000          Office            Fee       2005/NAP            98.0%       110,381
Fairway Commons II  Roseville, CA    $13,900,000          Retail            Fee       2004 & 2005/NAP     97.9%        64,316
Eureka Ridge        Roseville, CA    $13,170,000          Retail            Fee       2005/NAP           100.0%        37,296

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL BASE     CUMULATIVE % OF
               # OF LEASES   AVERAGE BASE RENT PER   % OF TOTAL SQUARE  CUMULATIVE % OF    RENTAL REVENUES    TOTAL BASE RENTAL
    YEAR         ROLLING          SF ROLLING           FEET ROLLING       SF ROLLING           ROLLING        REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

   Vacant           0                $0.00                   2%                2%                 0%                  0%
    2006            0                $0.00                   0%                2%                 0%                  0%
    2007            0                $0.00                   0%                2%                 0%                  0%
    2008            1               $36.00                   1%                3%                 1%                  1%
    2009            0                $0.00                   0%                3%                 0%                  1%
    2010           16               $29.99                  25%               28%                30%                 31%
    2011            7               $24.77                  13%               41%                13%                 44%
    2012            1               $36.00                   1%               42%                 2%                 46%
    2013            0                $0.00                   0%               42%                 0%                 46%
    2014            0                $0.00                   0%               42%                 0%                 46%
    2015            4               $24.93                  17%               59%                17%                 63%
2016 & Beyond       6               $21.50                  42%              100%                37%                100%

                                      IV-40

      The following table presents certain information relating to the major tenants at the three Roseville Portfolio Properties:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL      ANNUALIZED
                         CREDIT RATING                               ANNUALIZED     ANNUALIZED     UNDERWRITTEN
                            (FITCH/                                 UNDERWRITTEN   UNDERWRITTEN      BASE RENT       LEASE
     TENANT NAME         MOODY'S/S&P)    TENANT NRSF   % OF NRSF    BASE RENT ($)   BASE RENT      ($ PER NRSF)    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Circuit City               --/--/--         32,952         16%         $594,762         11%           $18.05       12/31/2020
Champman University        --/--/--         22,676         11%         $456,000          9%           $20.11       11/30/2015
Imperial Furniture         --/--/--         18,059          9%         $361,180          7%           $20.00       04/10/2016
Keller Williams            --/--/--         15,981          8%         $383,544          7%           $24.00       11/14/2010
Kobra Properties           --/--/--         13,723          7%         $345,820          7%           $25.20       02/28/2016
TOTAL/WEIGHTED AVERAGE                     103,391         49%       $2,141,306         41%           $20.71

Other Tenants                 NAP          105,063         50%       $3,064,100         59%           $29.16        Various
Vacant Space                  NAP            3,539          2%         $   0.00          0%            $0.00          NAP
TOTAL/WEIGHTED AVERAGE                     211,993        100%       $5,205,406        100%           $24.97

      ESCROWS AND RESERVES. At closing, the Roseville Portfolio Borrower was required to make an initial deposit of (i) $152,525 into a tax reserve account,
(ii) $5,838 into an insurance reserve account, and (iii) $2,000,000 into a lease-up reserve account. With respect to the lease-up reserve, the lender will release the first $1,000,000 upon the following conditions being met: (i) no event of default has occurred and is continuing, and (ii) the applicable tenants have accepted their premises at the Stoneview Office property, opened for business to the public, and commenced payment of full rental in accordance with their respective leases. The lender will release the second $1,000,000 in the leasing reserve upon the following conditions being met: (i) no event of default has occurred and is continuing, and (ii) Crush Restaurant has accepted its premises at the Stoneview Office property. In addition, the Roseville Portfolio
Borrower is required to make monthly escrow deposits (i) in the amount of 1/12 of annual real estate taxes and insurance premiums (the amounts shown are the current monthly collections), and (ii) $3,110 for payment of capital expenditures. In the event of a default that has occurred and is continuing, the
Roseville Portfolio Borrower must deposit $17,666 each month into a rollover funds reserve.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Roseville Portfolio Loan. The lockbox will be in place until the Roseville
Portfolio Loan has been paid in full.

      PROPERTY MANAGEMENT. The Roseville Portfolio Properties are managed by
Kobra Properties, which is an affiliate of the Roseville Portfolio Loan's sponsor. The management agreement is subordinate to the Roseville Portfolio
Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the Roseville Portfolio Borrower, Kobra EFS, LLC, has obtained mezzanine financing in the amount of $4,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Roseville Portfolio Borrower may partially defease the loan and obtain the release of any of the Stoneview Office property, Fairway
Commons II property or Eureka Ridge property, provided certain conditions are met, including: (i) delivery of defeasance collateral in the amount of 125% of the allocated loan amount with respect to the released property, (ii) the DSCR with respect to the remaining property shall not be less than the greater of (a)
the DSCR as of the date immediately preceding the partial defeasance, or (b)
1.20x, (iii) the LTV with respect to the remaining property shall be equal to or less than the lesser of (a) the loan-to-value ratio prior to the partial defeasance or (b) 80%, and (iv) delivery of rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the partial defeasance.

      Certain additional information regarding the Roseville Portfolio Loan and the Roseville Portfolio Properties is set forth on Appendix II hereto.

                                      IV-41

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                                      IV-42

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             MORTGAGE LOAN NO. 29-30 -- ALLSTATE CHARLOTTE & ROANOKE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-43

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 29-30 -- ALLSTATE CHARLOTTE & ROANOKE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-44

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 29-30 -- ALLSTATE CHARLOTTE & ROANOKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $41,725,000

CUT-OFF DATE BALANCE(1):                $41,725,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          5.680%

AMORTIZATION:                           Interest only through January 1, 2009.
                                        Principal and interest payments of
                                        $241,643.51 beginning February 1, 2009
                                        through maturity.

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2016

EXPECTED MATURITY BALANCE(1):           $37,517,040

SPONSOR:                                CapLease Credit, LLC

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of December
                                        22, 2008 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without a penalty from and after October
                                        1, 2015.

LOAN PER SF(1):                         $116.72

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:              Springing

                                        Insurance:           Springing

                                        Cap Ex:              Springing

                                        TI/LC:               Springing

                                        Other:               Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 2 assets

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Charlotte, NC & Roanoke, VA

YEAR BUILT/RENOVATED:                   Various/Various

PERCENT LEASED(2):                      100.0%

SQUARE FOOTAGE:                         357,489

THE COLLATERAL:                         2 office buildings

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Allstate Insurance Company

MOST RECENT NET OP. INCOME:             NAP

2ND MOST RECENT NET OP. INCOME:         NAP

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $4,275,492

U/W NET CASH FLOW:                      $3,847,924

U/W OCCUPANCY:                          97.0%

APPRAISED VALUE:                        $56,700,000

CUT-OFF DATE LTV(1):                    73.6%

MATURITY DATE LTV(1):                   66.2%

DSCR(1):                                1.60x

POST IO DSCR(1):                        1.33x
--------------------------------------------------------------------------------

(1)   The subject $41,725,000 loan represents the senior financing interest in an A/B note loan structure which totals $51,124,948. All LTV, DSCR and
      Loan per SF numbers in this table are based on the $41,725,000 senior financing, unless otherwise specified. The LTV of the aggregate mortgage loan and the B Note is 90.2% and the underwritten DSCR based on the aggregate debt of the mortgage loan and the B Note is 1.10x, which excludes the underwritten vacancy and TI/LC.

(2)   Percent Leased date as of December 24, 2005

THE ALLSTATE CHARLOTTE & ROANOKE LOAN

      THE LOAN. The eighth largest loan (the "Allstate Charlotte & Roanoke
Loan") as evidenced by the Promissory Note (the "Allstate Charlotte & Roanoke
Note") is secured by first priority fee Deeds of Trust, Security Agreements and
Fixture Filings (the "Allstate Charlotte & Roanoke Mortgages") encumbering two suburban office buildings containing an aggregate of approximately 357,489 square feet known as Allstate Charlotte & Roanoke, located in Charlotte, North
Carolina and Roanoke, Virginia, respectively (the "Allstate Charlotte & Roanoke
Properties"). The Allstate Charlotte & Roanoke Loan was originated on December
21, 2005 by or on behalf of LaSalle Bank National Association.

      THE BORROWER. The borrowers are CLF McCullough Drive Charlotte LLC and CLF
Electric Road Roanoke LLC, each a Delaware limited liability company
(collectively, the "Allstate Charlotte & Roanoke Borrower") that own no material asset other than the Allstate Charlotte & Roanoke Properties and related interests. The sponsor of the Allstate

                                      IV-45

Charlotte & Roanoke Loan is CapLease Credit, LLC. CapLease LP owns 100% of the beneficial interest of the borrowers and of CapLease Credit LLC, a Delaware limited liability company. Capital Lease Funding, Inc. (NYSE: LSE) conducts substantially all of its business through its operating partnership Caplease,
LP. Capital Lease Funding, Inc. reported total assets of approximately $1.1 billion and total stockholder's equity of approximately $241 million as of
September 30, 2005.

      THE PROPERTY. The Allstate Charlotte & Roanoke Properties are located in
Charlotte, North Carolina and Roanoke, Virginia, respectively. The Allstate
Charlotte Property is situated on approximately 32.65 acres and located at 401
McCullough Drive, Charlotte, Mecklenburg County, North Carolina. The Allstate
Charlotte Property was originally constructed in 1973 and underwent a major renovation in the 1990s. The Allstate Charlotte Property is improved with a three story single tenant office building which contains approximately 191,681 square feet. The Allstate Roanoke Property is situated on approximately 20.73 acres and located at 1819 Electric Road, Roanoke, Roanoke County, Virginia. The
Allstate Roanoke Property was originally constructed in 1969/1970, was improved with an addition in 1982 and has been further renovated multiple times over the years. The Allstate Roanoke Property is improved with a three story single tenant office building which contains approximately 165,808 square feet. The
Allstate Charlotte & Roanoke Properties were developed for and on behalf of the
Allstate Insurance Company. The Allstate Corporation (NYSE: ALL) is the holding company for the Allstate Insurance Company and is a Fortune 500 Company that was founded in 1931 and became a publicly traded company in 1993. The acquisition of the Allstate Charlotte & Roanoke Properties by the Allstate Charlotte & Roanoke
Borrower occurred pursuant to a "sale-leaseback" transaction. Allstate Insurance
Company has three extension options of five years at the Allstate Charlotte &
Roanoke Properties.

----------------------------------------------------------------------------------------------------------------
                                         ALLOCATED LOAN  PROPERTY   OWNERSHIP   YEAR BUILT/    PERCENT   SQUARE
      PROPERTY            LOCATION           AMOUNT        TYPE     INTEREST     RENOVATED     LEASED    FOOTAGE
----------------------------------------------------------------------------------------------------------------

Allstate - Charlotte    Charlotte, NC     $20,163,404     Office       Fee       1973/1990     100.0%    191,681
Allstate - Roanoke      Roanoke, VA       $21,561,596     Office       Fee       1970/1982     100.0%    165,808

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                   % OF TOTAL                                                   CUMULATIVE % OF
                 # OF LEASES   AVERAGE BASE RENT   SQUARE FEET   CUMULATIVE % OF SF   % OF TOTAL BASE RENTAL   TOTAL BASE RENTAL
    YEAR           ROLLING      PER SF ROLLING       ROLLING          ROLLING            REVENUES ROLLING      REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

   Vacant             0              $0.00              0%                0%                     0%                    0%
    2006              0              $0.00              0%                0%                     0%                    0%
    2007              0              $0.00              0%                0%                     0%                    0%
    2008              0              $0.00              0%                0%                     0%                    0%
    2009              0              $0.00              0%                0%                     0%                    0%
    2010              0              $0.00              0%                0%                     0%                    0%
    2011              0              $0.00              0%                0%                     0%                    0%
    2012              0              $0.00              0%                0%                     0%                    0%
    2013              0              $0.00              0%                0%                     0%                    0%
    2014              0              $0.00              0%                0%                     0%                    0%
    2015              2             $12.09            100%              100%                   100%                  100%
2016 & Beyond         0              $0.00              0%              100%                     0%                  100%

      The following table presents certain information relating to the tenant at the Allstate Charlotte & Roanoke Properties:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                       % OF TOTAL    ANNUALIZED
                              CREDIT RATING                            ANNUALIZED      ANNUALIZED   UNDERWRITTEN
                                 (FITCH/                              UNDERWRITTEN    UNDERWRITTEN   BASE RENT       LEASE
       TENANT NAME           MOODY'S/S&P)(1)  TENANT NRSF  % OF NRSF  BASE RENT ($)    BASE RENT    ($ PER NRSF)  EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Allstate Insurance Company     AA+/Aa2/AA       357,489      100%      $4,323,020        100%         $12.09      12/31/2015
TOTAL/WEIGHTED AVERAGE                          357,489      100%      $4,323,020        100%         $12.09

Other Tenants                      NAP             0           0%              $0          0%          $0.00          NAP
Vacant Space                       NAP             0           0%              $0          0%          $0.00          NAP
TOTAL/WEIGHTED AVERAGE                          357,489      100%      $4,323,020        100%         $12.09

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                                      IV-46

      ESCROWS AND RESERVES. The Allstate Charlotte & Roanoke Borrower is
required to escrow 1/12 of estimated annual real estate taxes and insurance premiums monthly, if, (i) the Allstate Charlotte & Roanoke Borrower is in
default under the loan documents, (ii) either of the leases between the Allstate
Charlotte & Roanoke Borrower and Allstate Insurance Company, are not in full force and effect, (iii) Allstate Insurance Company does not pay all such real estate taxes and insurance premiums before the date such taxes shall be deemed delinquent or the insurance policy shall be cancelled, or (iv) the sole owner of the Allstate Charlotte & Roanoke Properties is not the Allstate Charlotte &
Roanoke Borrower or a transferee which lender has approved. In addition, the
Allstate Charlotte & Roanoke Borrower may be required, if the lender so elects, to escrow with the lender a capital expenditure reserve of $0.20 per square foot per year, payable monthly, if, among other conditions, (i) the Allstate
Charlotte & Roanoke Borrower is in default under the loan documents, (ii) either of the Allstate Insurance Company leases are no longer in full force and effect,
(iii) the sole owner of the Allstate Charlotte & Roanoke Properties is not the
Allstate Charlotte & Roanoke Borrower or a transferee approved by lender, or
(iv) the DSCR, under the Promissory Note, falls below 1.10x. Furthermore, the
Allstate Charlotte & Roanoke Borrower may be required, if the lender so elects, to escrow with the lender, tenant improvement and leasing commission reserves of
$1.00 per square foot per year, payable monthly, if (i) the Allstate Charlotte &
Roanoke Borrower is in default under the loan documents, (ii) the sole owner of the Allstate Charlotte & Roanoke Properties is not the Allstate Charlotte &
Roanoke Borrower or a transferee approved by the lender, or (iii) the DSCR, under the Promissory Note, falls below 1.10x. The Allstate Charlotte & Roanoke
Borrower will also be required to escrow with the lender $3,600,000 in the form of either cash or an unconditional letter of credit if either (i) after the ninth lease year, and in each calendar quarter of such ninth year, Capital Lease
Funding, Inc.'s net worth declines below $25,000,000 as determined by reviewing the Securities and Exchange Commission's 10-Q filing for Capital Lease Funding,
Inc. for the most recent quarter then available or (ii) prior to the commencement of the tenth lease year, if Allstate does not execute the lease renewal option on either one of the two Allstate Charlotte & Roanoke Properties.
If such escrow or letter of credit would be required pursuant to both clause (i)
and clause (ii), only one escrow or letter of credit will be required. Such escrow or letter of credit will be released to the Allstate Charlotte & Roanoke
Borrower if the condition that required the escrow or letter of credit to be provided is cured.

      PROPERTY MANAGEMENT. The Allstate Charlotte & Roanoke Properties are
managed by the Allstate Insurance Company, the sole tenant at the Allstate
Charlotte & Roanoke Properties.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST.  Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Allstate
Charlotte & Roanoke Properties also secure a subordinate B-Note, with an original principal balance of $9,399,948. Only the A-Note is included in the
MSCI 2006-HQ8 Trust. The combined aggregate original principal balance of the
A-Note and the B-Note was $51,124,948. The B-Note has a 119 month term with a 30 year amortization schedule, and an interest rate of 5.680%. The B-Note is held by Caplease, LP.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the Allstate Charlotte & Roanoke
Loan and the Allstate Charlotte & Roanoke Properties is set forth on Appendix II hereto.

                                      IV-47

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                                      IV-48

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                    MORTGAGE LOAN NO. 31 -- INLAND SHOPS AT 5
--------------------------------------------------------------------------------

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                                      IV-49

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                    MORTGAGE LOAN NO. 31 -- INLAND SHOPS AT 5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-50

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                    MORTGAGE LOAN NO. 31 -- INLAND SHOPS AT 5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-51

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 31 -- INLAND SHOPS AT 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $40,179,000

CUT-OFF DATE BALANCE:                   $40,179,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          4.640%

AMORTIZATION:                           Interest only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2011

EXPECTED MATURITY BALANCE:              $40,179,000

SPONSOR:                                Inland Western Retail Real Estate
                                        Trust, Inc.

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Locked out until January 1, 2008. In
                                        connection with any voluntary
                                        prepayment, the borrower must pay a
                                        penalty equal to the greater of a yield
                                        maintenance penalty or 1% of the
                                        outstanding principal balance being
                                        prepaid. Prepayable without a penalty
                                        from and after October 1, 2010.

LOAN PER SF:                            $120.49

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:                Springing

                                        Insurance:             Springing

                                        Cap Ex:                Springing

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Plymouth, MA

YEAR BUILT/RENOVATED:                   2005/NAP

PERCENT LEASED(1):                      98.8%

SQUARE FOOTAGE:                         333,455

THE COLLATERAL:                         Retail Anchored Center

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Inland US Management LLC

MOST RECENT NET OP. INCOME:             NAP

2ND MOST RECENT NET OP. INCOME:         NAP

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $4,170,223

U/W NET CASH FLOW:                      $3,982,463

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $68,900,000

CUT-OFF DATE LTV:                       58.3%

MATURITY DATE LTV:                      58.3%

DSCR:                                   2.14x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on an occupancy report dated December 20, 2005.

THE INLAND SHOPS AT 5 LOAN

      THE LOAN. The ninth largest loan (the "Inland Shops at 5 Loan") as evidenced by the Promissory Note (the "Inland Shops at 5 Note") is secured by a first priority Mortgage, Security Agreement and Fixture Filing (the "Inland
Shops at 5 Mortgage") encumbering an approximately 333,455 square foot retail anchored center known as Inland Shops at 5, located in Plymouth, Massachusetts
(the "Inland Shops at 5 Property"). The Inland Shops at 5 Loan was originated on
December 21, 2005 by or on behalf of LaSalle National Bank Association.

      THE BORROWER. The borrower is Inland Western Plymouth 5, L.L.C., a
Delaware limited liability company (the "Inland Shops at 5 Borrower") that owns no material asset other than the Inland Shops at 5 Property and related interests. The sponsor of the Inland Shops at 5 Loan is Inland Western Retail
Real Estate Trust, Inc. ("Inland Western"). Inland Western is part of the Inland
Real Estate Group of companies ("Inland Companies"). The current Inland Western
Portfolio consists of more than 60 properties. The Inland Companies have 35 years of experience specializing in real estate investment, property management, commercial real estate brokerage, land development, acquisition and mortgage lending. The Inland Companies own properties in 42 states, manage assets in excess of $10 billion and manage more than 85 million square feet of retail and commercial space.

                                      IV-52

      THE PROPERTY. The Inland Shops at 5 Property is located in Plymouth,
Plymouth County, Massachusetts, at 10-105 Long Pond Road. The Inland Shops at 5
Property consists of an approximately 333,455 square foot, single story retail anchor center. The Inland Shops at 5 Property is situated on approximately 62.68 acres and is anchored by BJ's Wholesale Club, Inc. (NYSE: BJ) and Kohl's
Department Store. BJ's Wholesale Club, Inc. operates in the eastern United
States from Maine to Florida, as well as in the State of Ohio. The company's clubs are located in both freestanding locations and shopping centers. BJ's
Wholesale Club, Inc. has six extension options of five years of its lease.
Kohl's Department Store is not part of the collateral. The Inland Shops at 5
Property is located approximately 40 miles southeast of Boston and five miles north of the Cape Cod Canal. The Inland Shops at 5 Property is located in the
Eastern Massachusetts/Greater Boston retail real estate marketplace in the South
Shore submarket.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL BASE     CUMULATIVE % OF
                 # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SQUARE    CUMULATIVE %     RENTAL REVENUES    TOTAL BASE RENTAL
    YEAR           ROLLING       PER SF ROLLING        FEET ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

   Vacant             0               $0.00                  1%                 1%                0%                   0%
    2006              0               $0.00                  0%                 1%                0%                   0%
    2007              0               $0.00                  0%                 1%                0%                   0%
    2008              0               $0.00                  0%                 1%                0%                   0%
    2009              1              $19.50                  1%                 2%                2%                   2%
    2010              2              $19.17                  2%                 5%                3%                   5%
    2011              0               $0.00                  0%                 5%                0%                   5%
    2012              2              $21.14                  3%                 8%                5%                  10%
    2013              0               $0.00                  0%                 8%                0%                  10%
    2014              3              $12.80                 22%                30%               21%                  31%
    2015             10              $15.29                 32%                62%               37%                  68%
2016 & Beyond         2              $11.44                 38%               100%               32%                 100%

      The following table presents certain information relating to the major tenants at the Inland Shops at 5 Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL      ANNUALIZED
                              CREDIT RATING                              ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                                 (FITCH/         TENANT                 UNDERWRITTEN     UNDERWRITTEN     BASE RENT        LEASE
       TENANT NAME           MOODY'S/S&P)(1)      NRSF     % OF NRSF    BASE RENT ($)     BASE RENT      ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

BJ's Wholesale Club, Inc.       --/--/--        119,598       36%        $1,289,266           29%           $10.78       10/31/2025
T.J. Maxx                        --/A3/A         48,284       15%          $576,000           13%           $11.93       10/31/2014
The Sports Authority            --/--/--         38,407       12%          $480,087           11%           $12.50       01/31/2015
Petsmart                        --/Ba2/BB        23,895        7%          $340,504            8%           $14.25       01/31/2015
Off Broadway Shoes              --/--/--         20,500        6%          $276,750            6%           $13.50       12/31/2014
TOTAL/WEIGHTED AVERAGE                          250,684       75%        $2,962,608           66%           $11.82

Other Tenants                      NAP           78,764       24%        $1,510,998           34%           $19.18         Various
Vacant Space                       NAP            4,007        1%                $0            0%            $0.00           NAP
TOTAL/WEIGHTED AVERAGE                          333,455      100%        $4,473,606          100%           $13.58

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

      ESCROWS AND RESERVES. The Inland Shops at 5 Borrower is required to escrow with lender 1/12 of the estimated annual real estate taxes and insurance premiums monthly, if, (i) an event of default exists, (ii) the real estate taxes for The Inland Shops at 5 Property have not been paid in accordance with the loan documents or (iii) the Inland Shops at 5 Property is not insured in accordance with the loan documents. In addition, the Inland Shops at 5 Borrower is required to escrow capital expenditure reserves with lender of $0.15 per square foot per year, payable monthly, if an event of default has occurred or the Inland Shops at 5 Borrower fails to make all necessary capital expenditures to the satisfaction of lender.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Inland Shops at 5 Property is managed by Inland
US Management LLC which is an affiliate of the Inland Shops at 5 Borrower and the Inland Shops at 5 Loan's sponsor. The management agreement is subordinate to the Inland Shops at 5 Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

                                      IV-53

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Inland Shops at 5 Loan and the Inland Shops at 5 Property is set forth on Appendix II hereto.

                                      IV-54

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 32 -- FIRST INSURANCE CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

                                      IV-55

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 32 -- FIRST INSURANCE CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                      IV-56

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 32 -- FIRST INSURANCE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $38,000,000

CUT-OFF DATE BALANCE:                   $38,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/S&P):            NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          5.735%

AMORTIZATION:                           Interest only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2016

EXPECTED MATURITY BALANCE:              $38,000,000

SPONSOR:                                Jay H. Shidler

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of December
                                        21, 2008 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without a penalty from and after October
                                        2, 2015.

LOAN PER SF:                            $180.71

UP-FRONT RESERVES:                      RE Tax:                $128,823

                                        Insurance:             $105,455

                                        Deferred Maintenance:  $1,722,918

                                        Environmental:         $14,500

ONGOING RESERVES:                       RE Tax:                $21,470/month

                                        Insurance:             $10,546/month

                                        Cap Ex:                $3,505/month

                                        TI/LC:                 $6,964/month

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Honolulu, HI

YEAR BUILT/RENOVATED:                   1964, 1983/NAP

PERCENT LEASED(1):                      97.1%

SQUARE FOOTAGE:                         210,286

THE COLLATERAL:                         5-story office building and an attached
                                        11-story combination parking structure
                                        and office building

OWNERSHIP INTEREST:                     Leasehold

PROPERTY MANAGEMENT:                    Shidler Hawaii Investment Partners, LLC

MOST RECENT NET OP. INCOME:             $3,775,569

2ND MOST RECENT NET OP. INCOME:         $3,523,025

3RD MOST RECENT NET OP. INCOME:         $3,425,569

U/W NET OP. INCOME:                     $3,251,886

U/W NET CASH FLOW:                      $3,126,265

U/W OCCUPANCY:                          95.6%

APPRAISED VALUE:                        $49,500,000

CUT-OFF DATE LTV:                       76.8%

MATURITY DATE LTV:                      76.8%

DSCR:                                   1.41x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 2006.

THE FIRST INSURANCE CENTER LOAN

      THE LOAN. The tenth largest loan (the "First Insurance Center Loan") as evidenced by the Promissory Note (the "First Insurance Center Note") is secured by a first priority leasehold Mortgage, Assignment of Leases and Rents, Security
Agreement, Financing Statement, and Fixture Filing (the "First Insurance Center
Mortgage") encumbering the approximately 210,286 square foot suburban office building known as First Insurance Center, located in Honolulu, Hawaii (the
"First Insurance Center Property"). The First Insurance Center Loan was
originated on December 20, 2005 by or on behalf of LaSalle Bank National
Association.

      THE BORROWER. The borrower is Pacific Office Properties Trust (Ward
Avenue) LLC, a Delaware limited liability company (the "First Insurance Center
Borrower") that owns no material asset other than the First Insurance Center
Property and related interests. The sponsor of the First Insurance Center Loan is Jay H. Shidler. Mr. Shidler is the founder and managing partner of The
Shidler Group. Since its formation in 1972, The Shidler Group, through private and public affiliates, has acquired, owned and managed over 1,400 properties containing over 120 million square feet.

                                      IV-57

      THE PROPERTY. The First Insurance Center Property is located in Honolulu,
Honolulu County, Hawaii, at 1100 Ward Avenue between downtown Honolulu and the
Waikiki resort area, on the island of Oahu and is comprised of approximately
1.37 acres. The First Insurance Center Property is improved with a 5-story office building and an attached 11-story combination parking structure and office building offering approximately 210,286 square feet of class "A" suburban office space. The 11-story combination parking structure and office building is divided between the lower 6 levels, which are for parking, and the remaining upper 5 levels, which are for office space. The 5-story office building was constructed in 1964 and renovated in 1983 and the 11-story combination parking structure and office building was constructed in 1983. The largest tenant at the
First Insurance Center Property is the First Insurance Company of Hawaii, Ltd.
("FICOH"). FICOH is jointly owned by CNA Financial Corporation (NYSE: CNA) and
Tokio Marine and Nichido Fire Insurance Company, Ltd. FICOH was established in
1911 and offers a range of commercial and personal insurance products throughout the Hawaiian Islands. The FICOH lease has three extension options of ten years each.

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                                                                           % OF TOTAL BASE     CUMULATIVE % OF
                 # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SQUARE    CUMULATIVE %     RENTAL REVENUES    TOTAL BASE RENTAL
    YEAR           ROLLING       PER SF ROLLING        FEET ROLLING       OF SF ROLLING        ROLLING         REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------------------

    Vacant            0               $0.00                  3%                 3%                0%                   0%
     2006             3              $18.31                  2%                 5%                3%                   3%
     2007             1              $14.62                  0%                 6%                0%                   3%
     2008            12              $13.24                 31%                37%               26%                  29%
     2009             4              $15.65                  3%                40%                3%                  32%
     2010             8              $16.77                 10%                50%               10%                  42%
     2011             0               $0.00                  0%                50%                0%                  42%
     2012             0               $0.00                  0%                50%                0%                  42%
     2013             0               $0.00                  0%                50%                0%                  42%
     2014             0               $0.00                  0%                50%                0%                  42%
     2015             0               $0.00                  0%                50%                0%                  42%
2016 & Beyond         2              $18.58                 50%               100%               58%                 100%

      The following table presents certain information relating to the major tenants at the First Insurance Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          % OF TOTAL      ANNUALIZED
                               CREDIT RATING                             ANNUALIZED       ANNUALIZED     UNDERWRITTEN
                                  (FITCH/        TENANT                 UNDERWRITTEN     UNDERWRITTEN     BASE RENT        LEASE
      TENANT NAME             MOODY'S/S&P)(1)     NRSF     % OF NRSF    BASE RENT ($)     BASE RENT      ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

First Insurance Company
of Hawaii, Ltd.              BBB-/Baa3/BBB-(2)  104,794        50%       $2,233,645           61%           $21.31       02/28/2018
Straub Clinic & Hospital        --/--/--         57,263        27%         $744,312           20%           $13.00       01/31/2008
TOTAL/WEIGHTED AVERAGE                          162,057        77%       $2,977,957           81%           $18.38

Other Tenants                      NAP           42,137        20%         $687,732           19%           $16.32         Various
Vacant Space                       NAP            6,092         3%               $0            0%            $0.00           NAP
TOTAL/WEIGHTED AVERAGE                          210,286       100%       $3,665,689          100%           $17.95

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   Ratings for CNA Financial Corporation.

      ESCROWS AND RESERVES. At closing, the First Insurance Center Borrower deposited reserves with the lender of $128,823 for real estate taxes; $105,455 for insurance; $1,722,918 for deferred maintenance; and $14,500 for environmental. The deferred maintenance reserve was established in order to effect certain repairs, including replacing the chillers for the HVAC, which repairs are required to be completed within 1 year from loan origination. On an ongoing basis, the First Insurance Center Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. In addition, capital expenditure reserves and tenant improvement and leasing commissions are required to be escrowed monthly ($3,505 and $6,964, respectively). The First Insurance
Center Borrower's monthly tenant improvement and leasing commissions reserve will be suspended during the term that the tenant improvement and leasing commissions reserve account is equal to or greater than $200,000.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the First Insurance Center Loan.

      PROPERTY MANAGEMENT. The First Insurance Center Property is managed by
Shidler Hawaii Investment Partners, LLC ("SHIP") which is an affiliate of the
First Insurance Center Borrower and the First Insurance Center Loan's sponsor.
SHIP currently provides full service asset management including accounting, construction management, property management and leasing services for office,

                                      IV-58

industrial, and retail properties on the islands of Oahu and Hawaii. The management agreement is subordinate to the First Insurance Center Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the First Insurance Center Loan and the First Insurance Center Property is set forth on Appendix II hereto.

                                      IV-59

LaSalle Bank                                        MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                                   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
135 S. LaSalle Street Suite 1625                        SERIES 2006-HQ8                           Prior Payment:               N/A
Chicago, IL 60603                                                                                 Next Payment:          12-May-06
USA                                                                                               Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
Administrator:                                 REPORTING PACKAGE TABLE OF CONTENTS                Analyst:
Nick Xeros 312.904.0708                                                                           Patrick Gong 714.259.6253
nick.xeros@abnamro                                                                                patrick.gong@abnamro.com
====================================================================================================================================

===============================  ========================================================  =========================================
                                                                               Page(s)     Closing Date:                28-Mar-2006
                                                                               ------
Issue Id:              SAMPMORS  Statements To Certificateholders              Page 2      First Payment Date:          14-Apr-2006
Monthly Data File Name:          Cash Recon                                    Page 3
          SAMPMORS_200604_3.zip  Bond Interest Reconciliation                  Page 4      Rated Final Payment Date:    14-Mar-2044
===============================  Bond Interest Reconciliation                  Page 5
                                 Shortfall Summary Report                      Page 6      Determination Date:          10-Apr-2006
                                 Asset-Backed Facts ~ 15 Month Loan Status                 =========================================
                                  Summary                                      Page 7
                                 Asset-Backed Facts ~ 15 Month Loan Payoff/
                                  Loss Summary                                 Page 8
                                 Mortgage Loan Characteristics                 Page 9-11
                                 Delinquent Loan Detail                        Page 12
                                 Loan Level  Detail                            Page 13
                                 Realized Loss Detail                          Page 14
                                 Collateral Realized Loss                      Page 15
                                 Appraisal Reduction Detail                    Page 16
                                 Material Breaches Detail                      Page 17
                                 Historical Collateral Prepayment              Page 18
                                 Specially Serviced (Part I) - Loan Detail     Page 19
                                 Specially Serviced (Part II) - Servicer
                                  Comments                                     Page 20
                                 Summary of Loan Maturity Extensions           Page 21
                                 Rating Information                            Page 22
                                 Other Related Information                     Page 23
===============================   =======================================================  =========================================

====================================================================================================================================
                                                   PARTIES TO THE TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
                                              Depositor: Morgan Stanley Capital I Inc.
                             Underwriter: Morgan Stanley Capital I Inc./LaSalle Financial Services, Inc.
                                       Master Servicer: Wells Fargo Bank, National Association
                                             Special Servicer: J.E. Robert Company, Inc.
                          Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Ratings Services

====================================================================================================================================

====================================================================================================================================
                               INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
------------------------------------------------------------------------------------------------------------------------------------
                              LaSalle Web Site                                    www.etrustee.net

                              LaSalle Factor Line                                   (800) 246-5761
====================================================================================================================================

                                                                    Page 1 of 23

LaSalle Bank                                    MORGAN STANLEY CAPITAL I INC.                     Statement Date:        14-Apr-06
ABN AMRO                               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:          14-Apr-06
                                                    SERIES 2006-HQ8                               Prior Payment:               N/A
                                                                                                  Next Payment:          12-May-06
                                                                                                  Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:

===================================================================================================================================
          ORIGINAL    |  OPENING     PRINCIPAL    PRINCIPAL       NEGATIVE   |   CLOSING    INTEREST      INTEREST     PASS-THROUGH
 CLASS  FACE VALUE (1)|  BALANCE      PAYMENT    ADJ. OR LOSS   AMORTIZATION |   BALANCE   PAYMENT (2)   ADJUSTMENT        RATE
 CUSIP                                                                                                                 Next Rate (3)
----------------------|------------------------------------------------------|------------------------------------------------------

                      |                                                      |
                      |                                                      |
------------------------------------------------------------------------------------------------------------------------------------
Total
====================================================================================================================================
                                                                               Total P&I Payment
                                                                               ========================

Notes:  (1) N denotes notional balance not included in total
        (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred
            Interest equals Interest Payment
        (3) Estimated. * Denotes Controlling Class

                                                                    Page 2 of 23

LaSalle Bank                                    MORGAN STANLEY CAPITAL I INC.                     Statement Date:        14-Apr-06
ABN AMRO                               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES              Payment Date:          14-Apr-06
                                                    SERIES 2006-HQ8                               Prior Payment:               N/A
                                                                                                  Next Payment:          12-May-06
                                                                                                  Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                     CASH RECONCILIATION SUMMARY

===================================================================================================================================
========================================================             ========================================================

-----------------------------------------------------                --------------------------------------------------------
         INTEREST SUMMARY                                                           PRINCIPAL SUMMARY
-----------------------------------------------------                --------------------------------------------------------
Current Scheduled Interest                    0.00                   SCHEDULED PRINCIPAL:
Less Deferred Interest                        0.00                   --------------------
Less PPIS Reducing Scheduled Int              0.00                   Current Scheduled Principal                      0.00
Plus Gross Advance Interest                   0.00                   Advanced Scheduled Principal                     0.00
Less ASER Interest Adv Reduction              0.00                   --------------------------------------------------------
Less Other Interest Not Advanced              0.00                   Scheduled Principal                              0.00
Less Other Adjustment                         0.00                   --------------------------------------------------------
-----------------------------------------------------                UNSCHEDULED PRINCIPAL:
Total                                         0.00                   ----------------------
-----------------------------------------------------                Curtailments                                     0.00
UNSCHEDULED INTEREST:                                                Prepayments in Full                              0.00
-----------------------------------------------------                Liquidation Proceeds                             0.00
Prepayment Penalties                          0.00                   Repurchase Proceeds                              0.00
Yield Maintenance Penalties                   0.00                   Other Principal Proceeds                         0.00
Other Interest Proceeds                       0.00                   --------------------------------------------------------
-----------------------------------------------------                Total Unscheduled Principal                      0.00
Total                                         0.00                   --------------------------------------------------------
-----------------------------------------------------                Remittance Principal                             0.00
Less Fees Paid to Servicer                    0.00                   --------------------------------------------------------
Less Fee Strips Paid by Servicer              0.00                   Remittance P&I Due Trust                         0.00
-----------------------------------------------------                --------------------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER                             Remittance P&I Due Certs                         0.00
-----------------------------------------------------                --------------------------------------------------------
Special Servicing Fees                        0.00
Workout Fees                                  0.00
Liquidation Fees                              0.00
Interest Due Serv on Advances                 0.00
Non Recoverable Advances                      0.00                   --------------------------------------------------------
Misc. Fees & Expenses                         0.00                                          POOL BALANCE SUMMARY
-----------------------------------------------------                --------------------------------------------------------
                                                                                                   Balance           Count
-----------------------------------------------------                --------------------------------------------------------
Total Unscheduled Fees & Expenses             0.00                   Beginning Pool                   0.00              0
-----------------------------------------------------                Scheduled Principal              0.00              0
Total Interest Due Trust                      0.00                   Unscheduled Principal            0.00              0
-----------------------------------------------------                Deferred Interest                0.00
LESS FEES & EXPENSES PAID BY/TO TRUST                                Liquidations                     0.00              0
-----------------------------------------------------                Repurchases                      0.00              0
Trustee Fee                                   0.00                   --------------------------------------------------------
Fee Strips                                    0.00                   Ending Pool                      0.00              0
Misc. Fees                                    0.00                   --------------------------------------------------------
Interest Reserve Withholding                  0.00
Plus Interest Reserve Deposit                 0.00                   -------------------------------------------------------
-----------------------------------------------------                         SERVICING ADVANCE SUMMARY
Total                                         0.00                   -------------------------------------------------------
-----------------------------------------------------                                                       Amount
                                                                     -------------------------------------------------------
                                                                     Prior Outstanding
                                                                     Plus Current Period
                                                                     Less Recovered
                                                                     Less Non Recovered
                                                                     Ending Outstanding
                                                                     -------------------------------------------------------
====================================================================================================================================

====================================================================================================================================
========================================================

-------------------------------------------------------
             SERVICING FEE SUMMARY
-------------------------------------------------------

Current Servicing Fees                        0.00
Plus Fees Advanced for PPIS                   0.00
Less Reduction for PPIS                       0.00
Plus Delinquent Servicing Fees                0.00
-------------------------------------------------------
Total Servicing Fees                          0.00
-------------------------------------------------------

-------------------------------------------------------
              CAP LEASE ACCRETION
-------------------------------------------------------
Accretion Amt                                 0.00
Distributable Interest                        0.00
Distributable Principal                       0.00
-------------------------------------------------------

-------------------------------------------------------
                   PPIS SUMMARY
-------------------------------------------------------
Gross PPIS                                    0.00
Reduced by PPIE                               0.00
Reduced by Shortfalls in Fees                 0.00
Reduced by Other Amounts                      0.00
-------------------------------------------------------
PPIS Reducing Scheduled Interest              0.00
-------------------------------------------------------
PPIS Reducing Servicing Fee                   0.00
-------------------------------------------------------
PPIS Due Certificate                          0.00
-------------------------------------------------------

-------------------------------------------------------
      ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
-------------------------------------------------------
                           Principal         Interest
-------------------------------------------------------
Prior Outstanding               0.00             0.00
Plus Current Period             0.00             0.00
Less Recovered                  0.00             0.00
Less Non Recovered              0.00             0.00
Ending Outstanding              0.00             0.00
-------------------------------------------------------
====================================================================================================================================

                                                                    Page 3 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                 BOND INTEREST RECONCILIATION DETAIL

====================================================================================================================================

                                            Prior          Current
                              Pass         Interest       Interest         Accrual           Accrued         Total          Total
               Opening        Thru           Due             Due        -------------      Certificate      Interest       Interest
  Class        Balance        Rate           Date           Date         Method  Days        Interest      Deductions      Additions
---------     ---------     -------       ----------    -----------     ---------------    ------------    -----------    ----------

====================================================================================================================================

                                                                                                      ==============================

================================================================================

                                      Current
Distributable        Interest         Period               Remaining
 Certificate         Payment         Shortfall/           Outstanding
  Interest           Amount           Recovery        Interest Shortfalls
-------------       ----------     ------------       -------------------

================================================================================

================================================================================

                                                                    Page 4 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                 BOND INTEREST RECONCILIATION DETAIL

====================================================================================================================================
                                                 Deductions                                      Additions
                                   ------------------------------------- -----------------------------------------------------------
                        Accrued                  Deferred &                 Prior Int     Int Accrual                      Other
            Opening   Certificate   Allocable    Accretion    Interest      Shortfall       on prior       Prepayment     Interest
  Class     Balance     Interst       PPIS        Interest    Loss/Exp         Due         Shortfall        Penalties   Proceeds (1)
---------  ---------  -----------  ------------------------------------- -----------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

================================================================================

Distributable       Interest          Credit Support
 Certificate         Payment       -----------------------
  Interest           Amount         Original   Current (3)
----------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable
    Interest.
(3) Determined as follows: (A) the ending balance of all the classes less (B)
    the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

                                                                    Page 5 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                    INTEREST ADJUSTMENTS SUMMARY

====================================================================================================================================

===========================================================               ==========================================================
SHORTFALL ALLOCATED TO THE BONDS:                                         Excess Allocated to the Bonds:
---------------------------------                                         ------------------------------

Net Prepayment Int. Shortfalls Allocated to the Bonds    0.00             Other Interest Proceeds Due the Bonds                 0.00

Special Servicing Fees                                   0.00             Prepayment Interest Excess Due the Bonds              0.00

Workout Fees                                             0.00             Interest Income                                       0.00

Liquidation Fees                                         0.00             Yield Maintenance Penalties Due the Bonds             0.00

Legal Fees                                               0.00             Prepayment Penalties Due the Bonds                    0.00

Misc. Fees & Expenses Paid by/to Servicer                0.00             Recovered ASER Interest Due the Bonds                 0.00

ASER Interest Advance Reduction                          0.00             Recovered Interest Due the Bonds                      0.00

Interest Not Advanced (Current Period)                   0.00             ARD Excess Interest                                   0.00
                                                                                                                          ----------
Interest Paid to Servicer on Outstanding Advances        0.00             Total Excess Allocated to the Bonds                   0.00
                                                                                                                          ==========
Recoup of Prior Advances by Servicer                     0.00

Servicing Fees Paid Servicer on Loans Not Advanced       0.00

Misc. Fees & Expenses Paid by Trust                      0.00

Shortfall Due to Rate Modification                       0.00

Other Interest Loss                                      0.00
                                                     --------
Total Shortfall Allocated to the Bonds                   0.00
                                                     ========
=============================================================             ==========================================================

                                        AGGREGATE INTEREST ADJUSTMENT ALLOCATED TO THE BONDS
                                ---------------------------------------------------------------------
                                Total Excess Allocated to the Bonds                             0.00

                                Less Total Shortfall Allocated to the Bonds                     0.00
                                                                                        ------------
                                Total Interest Adjustment to the Bonds                          0.00
                                                                                        ============

                                                                    Page 6 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                     ASSET BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

=================   =======================================================================================================
                                                           Delinquency Aging Categories
                    -------------------------------------------------------------------------------------------------------
 Distribution            Delinq 1 Month       Delinq 2 Months     Delinq 3+ Months      Foreclosure          REO
                    -------------------------------------------------------------------------------------------------------
     Date              #       Balance      #      Balance       #      Balance      #      Balance      #       Balance
================    =======================================================================================================

================    =======================================================================================================

===============================================================
              Special Event Categories (1)
---------------------------------------------------------------
    Modifications      Specially Serviced      Bankruptcy
---------------------------------------------------------------
   #       Balance      #      Balance       #      Balance
===============================================================

===============================================================

(1) Modification, Specially Serviced & Bankruptcy Totals are Included in the
    Appropriate Delinquency Aging Category.

                                                                    Page 7 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                     ASSET BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

============= ======================================================================================================================
Distribution   Ending Pool (1)       Payoffs (2)          Penalties     Appraisal Reduct. (2)  Liquidations (2)  Realized Losses (2)
    Date       #       Balance     #       Balance     #      Amount      #       Balance       #      Balance      #      Amount
============= ======================================================================================================================

============= ======================================================================================================================

===========================================
  Remaining Term     Curr Weighted Avg.
  Life               Coupon       Remit
===========================================

===========================================

(1) Percentage based on pool as of cutoff.
(2) Percentage based on pool as of beginning of period.

                                                                    Page 8 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                    MORTGAGE LOAN CHARACTERISTICS

                  DISTRIBUTION OF PRINCIPAL BALANCES
================================================================================
 Current Scheduled     # of     Scheduled     % of        Weighted Average
                                                     ---------------------------
     Balances          Loans    Balance     Balance    Term    Coupon    DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================
Average Scheduled Balance                      0
Maximum Scheduled Balance         (9,999,999,999)
Minimum Scheduled Balance          9,999,999,999

              DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)
===============================================================================
  Fully Amortizing    # of     Scheduled     % of         Weighted Average
                                                    ---------------------------
   Mortgage Loans     Loans    Balance     Balance    Term    Coupon   PFY DSCR
===============================================================================

===============================================================================
                          0              0    0.00%
===============================================================================

                    DISTRIBUTION OF MORTGAGE INTEREST RATES
================================================================================
   Current Mortgage      # of    Scheduled    % of         Weighted Average
                                                     ---------------------------
    Interest Rate       Loans     Balance    Balance   Term    Coupon   PFY DSCR
================================================================================

================================================================================
                             0             0   0.00%
================================================================================
Minimum Mortgage Interest Rate            ,900.0000%
Maximum Mortgage Interest Rate            ,900.0000%

                   DISTRIBUTION OF REMAINING TERM (BALLOON)
================================================================================
        Balloon            # of   Scheduled    % of         Weighted Average
                                                       -------------------------
    Mortgage Loans        Loans    Balance    Balance   Term   Coupon   PFY DSCR
================================================================================

================================================================================
                               0            0   0.00%
================================================================================

                                                                    Page 9 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                    MORTGAGE LOAN CHARACTERISTICS

                           DISTRIBUTION OF DSCR (PFY)
================================================================================
   Debt Service         # of     Scheduled     % of
  Coverage Ratio        Loans    Balance     Balance    WAMM     WAC    PFY DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================
Maximum  DSCR               0.000
Minimum  DSCR               0.000

                      DISTRIBUTION OF DSCR (CUTOFF)
================================================================================
   Debt Service        # of     Scheduled     % of
  Coverage Ratio       Loans    Balance     Balance    WAMM     WAC     PFY DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================
Maximum  DSCR            0.00
Minimum  DSCR            0.00

                         GEOGRAPHIC DISTRIBUTION
================================================================================
  Geographic      # of       Scheduled      % of
   Location       Loans       Balance      Balance      WAMM     WAC    PFY DSCR
================================================================================

================================================================================
                           0              0    0.00%
================================================================================

                                                                   Page 10 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                    MORTGAGE LOAN CHARACTERISTICS

                    DISTRIBUTION OF PROPERTY TYPES
================================================================================
                        # of     Scheduled     % of
   Property Types       Loans    Balance     Balance    WAMM     WAC    PFY DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================

                   DISTRIBUTION OF AMORTIZATION TYPE
================================================================================
                        # of     Scheduled     % of
   Amortization Type    Loans    Balance     Balance    WAMM     WAC    PFY DSCR
================================================================================

================================================================================
                            0              0    0.00%
================================================================================

                       DISTRIBUTION OF LOAN SEASONING
================================================================================
                     # of      Scheduled    % of
  Number of Months   Loans     Balance     Balance   WAMM     WAC       PFY DSCR
================================================================================

================================================================================
                           0             0   0.00%
================================================================================

                  DISTRIBUTION OF YEAR LOANS MATURING
================================================================================
                     # of    Scheduled     % of
        Year        Loans     Balance     Balance    WAMM     WAC       PFY DSCR
================================================================================
        2006           0            0     0.00%       0      0.00%        0.00
        2007           0            0     0.00%       0      0.00%        0.00
        2008           0            0     0.00%       0      0.00%        0.00
        2009           0            0     0.00%       0      0.00%        0.00
        2010           0            0     0.00%       0      0.00%        0.00
        2011           0            0     0.00%       0      0.00%        0.00
        2012           0            0     0.00%       0      0.00%        0.00
        2013           0            0     0.00%       0      0.00%        0.00
        2014           0            0     0.00%       0      0.00%        0.00
        2015           0            0     0.00%       0      0.00%        0.00
        2016           0            0     0.00%       0      0.00%        0.00
   2017 & Greater      0            0     0.00%       0      0.00%        0.00
================================================================================
                       0            0     0.00%
================================================================================

                                                                   Page 11 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                       DELINQUENT LOAN DETAIL

============================================================================================================
                                         Paid                          Outstanding         Out. Property
   Disclosure                            Thru         Current P&I          P&I               Protection
    Control #                            Date           Advance         Advances**            Advances
============================================================================================================

TOTAL
=============================================================================================================
A.  IN GRACE PERIOD                             1.  DELINQ. 1 MONTH
B.  LATE PAYMENT BUT < 1 MONTH DELINQ           2.  DELINQ. 2 MONTHS
=============================================================================================================

======================================================================================
                      Special
  Loan Status         Servicer       Foreclosure       Bankruptcy          REO
    Code (1)       Transfer Date         Date             Date             Date
======================================================================================

==================================================================================================================================
3.  DELINQUENT 3+ MONTHS              5. NON PERFORMING MATURED BALLOON         9. REO
4.  PERFORMING MATURED BALLOON        7. FORECLOSURE
==================================================================================================================================

**  Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.

                                                                   Page 12 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                          LOAN LEVEL DETAIL

======================================================================================================
                                                               Operating                     Ending
 Disclosure              Property     Maturity      PFY        Statement         Geo.       Principal
 Control #     Group       Type        Date         DSCR         Date          Location      Balance
======================================================================================================

======================================================================================================

======================================================================================================
(1)   Legend:    A.  In Grace Period                         1.  Delinquent 1 month
                 B.  Late Payment but < 1 month delinq       2.  Delinquent 2 months
======================================================================================================

================================================================================

                                                                Loan
  Note      Scheduled        Prepayment      Prepayment        Status
  Rate         P&I             Amount           Date           Code (1)
================================================================================

================================================================================
*    NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
================================================================================
3.  Delinquent 3+ months         5.  Non Performing Matured Balloon     9.  REO
4.  Performing Matured Balloon   7.  Foreclosure
================================================================================

                                                                   Page 13 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                        REALIZED LOSS DETAIL

=====================================================================================================
                                                                     Beginning
                     Disclosure       Appraisal      Appraisal       Scheduled           Gross
     Period          Control #          Date           Value          Balance          Proceeds
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
CURRENT TOTAL
CUMULATIVE
=====================================================================================================

================================================================================
   Gross Proceeds       Aggregate         Net         Net Proceeds
    as a % of         Liquidation     Liquidation       as a % of      Realized
  Sched. Principal     Expenses *      Proceeds      Sched. Balance      Loss
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

*    Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

                                                                   Page 14 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                            BOND/COLLATERAL REALIZED LOSS RECONCILIATION

                                 Beginning                                                                            Interest
                             Balance of the        Aggregate      Prior Realized        Amounts Covered by           (Shortages)/
Prospectus                        Loan at        Realized Loss    Loss Applied to     Overcollateralization        Excesses applied
   ID            Period        Liquidation         on Loans         Certificates        and other Credit          to Realized Losses
                                                                         A                     B                          c
====================================================================================================================================

CUMULATIVE

                                 Additional                                                           (Recoveries)/
     Modification              (Recoveries)/          Current Realized         Recoveries of          Realized Loss
Adjustments/Appraisal       Expenses applied to        Loss Applied to        Realized Losses           Applied to
 Reduction Adjustment         Realized Losses           Certificates*          paid as Cash          Certificate Interest
          D                           E
====================================================================================================================================

*    In the Initial Period the Current Realized Loss Applied to Certificates
     will equal Aggregate Realized Loss on Loans - B - C + E instead of A - B -
     C + E

Description of Fields
---------------------
A        Prior Realized Loss Applied to Certificates
B        Reduction to Realized Loss applied to bonds (could represent OC, insurance policies, reserve accounts, etc)
C        Amounts classified by the Master as interest adjustments from general collections on a loan with a Realized Loss
D        Adjustments that are based on principal haircut or future interest foregone due to modification
E        Realized Loss Adjustments, Supplemental Recoveries or Expenses on a
         previously liquidated loan

                                                                   Page 15 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                     APPRAISAL REDUCTION DETAIL

=========================== =============================================
  Disclosure    Appraisal    Scheduled     ARA      Current P&I     ASER

  Control #     Red. Date     Balance    Amount       Advance
=========================== =============================================

=========================== =========== ==================================

================================== ========================= ======  ===========
Note   Maturity    Remaining Term     Property    Geographic          Appraisal
                   ---------------
Rate     Date       Life                Type       Location   DSCR   Value  Date
================================== ========================= ======  ===========

================================== ========================= ======  ===========

                                                                   Page 16 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                      MATERIAL BREACHES DETAIL

============================================ ===================================
                 Ending       Material
   Disclosure   Principal      Breach                   Material Breach
    Control #    Balance        Date                       Description
============================================ ===================================

============================================ ===================================

                                                                   Page 17 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                           HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

====================== ===================================================== ======================== =============================
  Disclosure   Payoff    Initial                       Payoff       Penalty   Prepayment    Maturity     Property       Geographic
   Control #   Period    Balance         Type          Amount        Amount      Date         Date         Type          Location
---------------------- ----------------------------------------------------- ------------------------ -----------------------------

====================== ===================================================== ======================== =============================
                                                          ===================================
                                         CURRENT
                                         CUMULATIVE
                                                          ===================================

                                                                   Page 18 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                      SPECIALLY SERVICED (PART I) ~ LOAN DETAIL (END OF PERIOD)

=========================== ======= ==================== =====================================
                             Loan          Balance                                Remaining
  Disclosure    Servicing   Status  -------------------   Note     Maturity    ---------------
   Control #    Xfer Date   Code(1) Schedule     Actual   Rate       Date      Life
=========================== ======= ==================== =====================================

=========================== ======= ==================== =====================================
==============================================================================================
(1)   Legend:    A.  P&I Adv - in Grace Period          1.  P&I Adv - delinquent 1 month
                 B.  P&I Adv - < one month delinq       2.  P&I Adv - delinquent 2 months
==============================================================================================

=============================  =================================================

    Property          Geo.                                    NOI
      Type          Location   NOI           DSCR             Date
=============================  =================================================

                               Not Avail     Not Avail        Not Avail

=============================  =================================================
================================================================================
3.  P&I Adv - delinquent 3+ months   5.  Non Performing Matured Balloon  9.  REO
4.  Mat. Balloon/Assumed P&I         7.  Foreclosure
================================================================================

                                                                   Page 19 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                            SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS (END OF PERIOD)

============================= ==================================================
Disclosure         Resolution
 Control #          Strategy                      Comments
============================= ==================================================

============================= ==================================================

                                                                   Page 20 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                     MATURITY EXTENSION SUMMARY

================================================================================

LOANS WHICH HAVE HAD THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                            0
   Stated Principal Balance oustanding:                                     0.00
   Weighted Average Extension Period:                                          0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES EXTENDED
   Number of Loans:                                                            0
   Stated Principal Balance oustanding:                                     0.00
   Weighted Average Extension Period:                                          0

LOANS IN THE PROCESS OF HAVING THEIR MATURITY DATES FURTHER EXTENDED
   Number of Loans:                                                            0
   Cutoff Principal Balance:                                                0.00
   Weighted Average Extension Period:                                          0

LOANS PAID-OFF THAT DID EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                            0
   Cutoff Principal Balance:                                                0.00
   Weighted Average Extension Period:                                          0

LOANS PAID-OFF THAT DID NOT EXPERIENCE MATURITY DATE EXTENSIONS
   Number of Loans:                                                            0
   Cutoff Principal Balance:                                                0.00
================================================================================

                                                                   Page 21 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                         RATING INFORMATION

====================================================================================================================================
================== =============================================== =================================================================
                                  ORIGINAL RATINGS                                 RATING CHANGE/CHANGE DATE(1)
CLASS       CUSIP  FITCH              MOODY'S               S&P    FITCH                       MOODY'S                 S&P
================== =============================================== =================================================================

================== =============================================== =================================================================
NR -  Designates that the class was not rated by the rating agency.

(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

                                                                   Page 22 of 23

LaSalle Bank                                  MORGAN STANLEY CAPITAL I INC.                 Statement Date:        14-Apr-06
ABN AMRO                             COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES          Payment Date:          14-Apr-06
                                                  SERIES 2006-HQ8                           Prior Payment:               N/A
                                                                                            Next Payment:          12-May-06
                                                                                            Record Date:           31-Mar-06
                                                           ABN AMRO ACCT:
                                                               LEGEND

================================================================================
Until this statement/report is filed with the Commission with respect to the
Trust pursuant to Section 15(d) of the Securitities Exchange Act of 1934, as
amended, the recipient hereof shall be deemed to keep the information contained herein confidential and such information will not, without the prior consent of the Master Servicer or the Trustee, be disclosed by such recipient or by its officers, directors, partners, employees, agents or representatives in any manner whatsoever, in whole or in part.

================================================================================

                                                                   Page 23 of 23

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   SCHEDULE A

                      CLASS A-AB PLANNED PRINCIPAL BALANCE

DISTRIBUTION                               DISTRIBUTION
    DATE                    BALANCE            DATE                    BALANCE
------------        ---------------        ------------        ---------------
 04/12/2006         $149,000,000.00         05/12/2010         $149,000,000.00
 05/12/2006         $149,000,000.00         06/12/2010         $149,000,000.00
 06/12/2006         $149,000,000.00         07/12/2010         $149,000,000.00
 07/12/2006         $149,000,000.00         08/12/2010         $149,000,000.00
 08/12/2006         $149,000,000.00         09/12/2010         $149,000,000.00
 09/12/2006         $149,000,000.00         10/12/2010         $149,000,000.00
 10/12/2006         $149,000,000.00         11/12/2010         $149,000,000.00
 11/12/2006         $149,000,000.00         12/12/2010         $149,000,000.00
 12/12/2006         $149,000,000.00         01/12/2011         $149,000,000.00
 01/12/2007         $149,000,000.00         02/12/2011         $148,937,757.99
 02/12/2007         $149,000,000.00         03/12/2011         $145,346,000.00
 03/12/2007         $149,000,000.00         04/12/2011         $142,542,000.00
 04/12/2007         $149,000,000.00         05/12/2011         $139,457,000.00
 05/12/2007         $149,000,000.00         06/12/2011         $136,625,000.00
 06/12/2007         $149,000,000.00         07/12/2011         $133,512,000.00
 07/12/2007         $149,000,000.00         08/12/2011         $130,650,000.00
 08/12/2007         $149,000,000.00         09/12/2011         $127,774,000.00
 09/12/2007         $149,000,000.00         10/12/2011         $124,618,000.00
 10/12/2007         $149,000,000.00         11/12/2011         $121,712,000.00
 11/12/2007         $149,000,000.00         12/12/2011         $118,527,000.00
 12/12/2007         $149,000,000.00         01/12/2012         $115,600,000.00
 01/12/2008         $149,000,000.00         02/12/2012         $112,653,000.00
 02/12/2008         $149,000,000.00         03/12/2012         $109,166,000.00
 03/12/2008         $149,000,000.00         04/12/2012         $106,187,000.00
 04/12/2008         $149,000,000.00         05/12/2012         $102,932,000.00
 05/12/2008         $149,000,000.00         06/12/2012         $100,000,000.00
 06/12/2008         $149,000,000.00         07/12/2012          $96,714,000.00
 07/12/2008         $149,000,000.00         08/12/2012          $93,673,000.00
 08/12/2008         $149,000,000.00         09/12/2012          $90,617,000.00
 09/12/2008         $149,000,000.00         10/12/2012          $87,287,000.00
 10/12/2008         $149,000,000.00         11/12/2012          $84,952,000.00
 11/12/2008         $149,000,000.00         12/12/2012          $82,348,000.00
 12/12/2008         $149,000,000.00         01/12/2013          $80,000,000.00
 01/12/2009         $149,000,000.00         02/12/2013          $77,700,000.00
 02/12/2009         $149,000,000.00         03/12/2013          $74,597,000.00
 03/12/2009         $149,000,000.00         04/12/2013          $72,238,000.00
 04/12/2009         $149,000,000.00         05/12/2013          $69,615,000.00
 05/12/2009         $149,000,000.00         06/12/2013          $67,231,000.00
 06/12/2009         $149,000,000.00         07/12/2013          $64,586,000.00
 07/12/2009         $149,000,000.00         08/12/2013          $62,178,000.00
 08/12/2009         $149,000,000.00         09/12/2013          $59,759,000.00
 09/12/2009         $149,000,000.00         10/12/2013          $57,078,000.00
 10/12/2009         $149,000,000.00         11/12/2013          $54,634,000.00
 11/12/2009         $149,000,000.00         12/12/2013          $51,930,000.00
 12/12/2009         $149,000,000.00         01/12/2014          $49,461,000.00
 01/12/2010         $149,000,000.00         02/12/2014          $46,981,000.00
 02/12/2010         $149,000,000.00         03/12/2014          $43,745,000.00
 03/12/2010         $149,000,000.00         04/12/2014          $41,238,000.00
 04/12/2010         $149,000,000.00         05/12/2014          $38,471,000.00

                                       A-1

DISTRIBUTION
    DATE                   BALANCE
------------        --------------
 06/12/2014         $35,938,000.00
 07/12/2014         $33,146,000.00
 08/12/2014         $30,588,000.00
 09/12/2014         $28,017,000.00
 10/12/2014         $25,188,000.00
 11/12/2014         $22,530,000.00
 12/12/2014         $19,691,000.00
 01/12/2015         $17,082,000.00
 02/12/2015         $14,460,000.00
 03/12/2015         $11,102,000.00
 04/12/2015          $8,452,000.00
 05/12/2015          $5,548,000.00
 06/12/2015          $2,871,000.00
 07/12/2015                  $0.00

                                       A-2

                                   SCHEDULE B

                   Ritz-Carlton Planned Amortization Schedule

      The Ritz-Carlton Pari Passu Loan and The Ritz-Carlton Companion Loan in
the Aggregate

                BEGINNING
 DUE DATE        BALANCE          PRINCIPAL        BALLOON      ENDING BALANCE
----------   ---------------     -----------       -------      ---------------
10/31/2005   $310,000,000.00     $681,386.32         $0         $309,318,613.68
11/30/2005   $309,318,613.68     $748,756.18         $0         $308,569,857.50
12/30/2005   $308,569,857.50     $689,237.20         $0         $307,880,620.30
 1/31/2006   $307,880,620.30     $693,020.83         $0         $307,187,599.48
 2/28/2006   $307,187,599.48     $886,581.13         $0         $306,301,018.34
 3/31/2006   $306,301,018.34     $701,692.18         $0         $305,599,326.16
 4/28/2006   $305,599,326.16     $768,514.90         $0         $304,830,811.26
 5/31/2006   $304,830,811.26     $709,763.01         $0         $304,121,048.26
 6/30/2006   $304,121,048.26     $776,368.25         $0         $303,344,680.01
 7/31/2006   $303,344,680.01     $717,921.25         $0         $302,626,758.76
 8/31/2006   $302,626,758.76     $721,862.34         $0         $301,904,896.42
 9/29/2006   $301,904,896.42     $788,141.55         $0         $301,116,754.87
10/31/2006   $301,116,754.87     $730,151.63         $0         $300,386,603.24
11/30/2006   $300,386,603.24     $796,207.49         $0         $299,590,395.75
12/29/2006   $299,590,395.75     $738,530.71         $0         $298,851,865.05
 1/31/2007   $298,851,865.05     $742,584.93         $0         $298,109,280.12
 2/28/2007   $298,109,280.12     $931,594.47         $0         $297,177,685.65
 3/30/2007   $297,177,685.65     $751,775.48         $0         $296,425,910.17
 4/30/2007   $296,425,910.17     $817,248.67         $0         $295,608,661.50
 5/31/2007   $295,608,661.50     $760,388.77         $0         $294,848,272.74
 6/29/2007   $294,848,272.74     $825,629.87         $0         $294,022,642.87
 7/31/2007   $294,022,642.87     $769,095.35         $0         $293,253,547.52
 8/31/2007   $293,253,547.52     $773,317.36         $0         $292,480,230.16
 9/28/2007   $292,480,230.16     $838,210.09         $0         $291,642,020.07
10/31/2007   $291,642,020.07     $782,163.98         $0         $290,859,856.09
11/30/2007   $290,859,856.09     $846,818.33         $0         $290,013,037.76
12/31/2007   $290,013,037.76     $791,106.41         $0         $289,221,931.35
 1/31/2008   $289,221,931.35     $795,449.25         $0         $288,426,482.10
 2/29/2008   $288,426,482.10     $919,675.32         $0         $287,506,806.78
 3/31/2008   $287,506,806.78     $804,864.57         $0         $286,701,942.20
 4/30/2008   $286,701,942.20     $868,907.25         $0         $285,833,034.96
 5/30/2008   $285,833,034.96     $814,052.88         $0         $285,018,982.07
 6/30/2008   $285,018,982.07     $877,847.97         $0         $284,141,134.10
 7/31/2008   $284,141,134.10     $823,340.71         $0         $283,317,793.39
 8/29/2008   $283,317,793.39     $827,860.51         $0         $282,489,932.87
 9/30/2008   $282,489,932.87     $891,283.55         $0         $281,598,649.33
10/31/2008   $281,598,649.33     $837,297.90         $0         $280,761,351.43
11/28/2008   $280,761,351.43     $900,466.64         $0         $279,860,884.79

                                       B-1

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON      ENDING BALANCE
----------   ---------------   -------------       -------      ---------------
12/31/2008   $279,860,884.79     $846,837.50         $0         $279,014,047.30
 1/30/2009   $279,014,047.30     $851,486.28         $0         $278,162,561.01
 2/27/2009   $278,162,561.01   $1,030,496.95         $0         $277,132,064.06
 3/31/2009   $277,132,064.06     $861,817.59         $0         $276,270,246.47
 4/30/2009   $276,270,246.47     $924,325.63         $0         $275,345,920.84
 5/29/2009   $275,345,920.84     $871,622.77         $0         $274,474,298.07
 6/30/2009   $274,474,298.07     $933,866.61         $0         $273,540,431.46
 7/31/2009   $273,540,431.46     $881,534.16         $0         $272,658,897.31
 8/31/2009   $272,658,897.31     $886,373.41         $0         $271,772,523.90
 9/30/2009   $271,772,523.90     $948,219.78         $0         $270,824,304.12
10/30/2009   $270,824,304.12     $896,444.56         $0         $269,927,859.55
11/30/2009   $269,927,859.55     $958,019.56         $0         $268,969,839.99
12/31/2009   $268,969,839.99     $906,624.80         $0         $268,063,215.19
 1/29/2010   $268,063,215.19     $911,601.79         $0         $267,151,613.40
 2/26/2010   $267,151,613.40   $1,085,092.90         $0         $266,066,520.51
 3/31/2010   $266,066,520.51     $922,562.81         $0         $265,143,957.69
 4/30/2010   $265,143,957.69     $983,434.04         $0         $264,160,523.65
 5/31/2010   $264,160,523.65     $933,025.94         $0         $263,227,497.71
 6/30/2010   $263,227,497.71     $993,615.23         $0         $262,233,882.48
 7/30/2010   $262,233,882.48     $943,602.40         $0         $261,290,280.08
 8/31/2010   $261,290,280.08     $948,782.38         $0         $260,341,497.70
 9/30/2010   $260,341,497.70   $1,008,947.11         $0         $259,332,550.59
10/29/2010   $259,332,550.59     $959,529.50         $0         $258,373,021.09
11/30/2010   $258,373,021.09   $1,019,404.64         $0         $257,353,616.45
12/31/2010   $257,353,616.45     $970,393.02         $0         $256,383,223.42
 1/31/2011   $256,383,223.42     $975,720.08         $0         $255,407,503.34
 2/28/2011   $255,407,503.34   $1,143,324.11         $0         $254,264,179.23
 3/31/2011   $254,264,179.23     $987,352.75         $0         $253,276,826.49
 4/29/2011   $253,276,826.49   $1,046,478.17         $0         $252,230,348.31
 5/31/2011   $252,230,348.31     $998,517.63         $0         $251,231,830.68
 6/30/2011   $251,231,830.68   $1,057,342.21         $0         $250,174,488.46
 7/29/2011   $250,174,488.46   $1,009,803.45         $0         $249,164,685.02
 8/31/2011   $249,164,685.02   $1,015,346.85         $0         $248,149,338.17
 9/30/2011   $248,149,338.17   $1,073,717.96         $0         $247,075,620.21
10/31/2011   $247,075,620.21   $1,026,814.94         $0         $246,048,805.27
11/30/2011   $246,048,805.27   $1,084,877.04         $0         $244,963,928.24
12/30/2011   $244,963,928.24   $1,038,407.25         $0         $243,925,520.98
 1/31/2012   $243,925,520.98   $1,044,107.67         $0         $242,881,413.31
 2/29/2012   $242,881,413.31   $1,153,568.22         $0         $241,727,845.09
 3/30/2012   $241,727,845.09   $1,056,172.00         $0         $240,671,673.09
 4/30/2012   $240,671,673.09   $1,113,443.05         $0         $239,558,230.04
 5/31/2012   $239,558,230.04   $1,068,082.28         $0         $238,490,147.75
 6/29/2012   $238,490,147.75   $1,125,032.41         $0         $237,365,115.35
 7/31/2012   $237,365,115.35   $1,080,121.57         $0         $236,284,993.78

                                       B-2

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON      ENDING BALANCE
----------   ---------------   -------------   ---------------  ---------------
 8/31/2012   $236,284,993.78   $1,086,050.98         $0         $235,198,942.80
 9/28/2012   $235,198,942.80   $1,142,516.93         $0         $234,056,425.86
10/31/2012   $234,056,425.86     $233,650.58         $0         $233,822,775.29
11/30/2012   $233,822,775.29     $285,193.50         $0         $233,537,581.79
12/31/2012   $233,537,581.79     $236,498.81         $0         $233,301,082.97
 1/31/2013   $233,301,082.97     $237,797.09         $0         $233,063,285.88
 2/28/2013   $233,063,285.88     $389,479.87         $0         $232,673,806.01
 3/29/2013   $232,673,806.01     $241,240.58         $0         $232,432,565.43
 4/30/2013   $232,432,565.43     $292,578.99         $0         $232,139,986.43
 5/31/2013   $232,139,986.43     $244,171.03         $0         $231,895,815.41
 6/28/2013   $231,895,815.41     $295,430.48         $0         $231,600,384.93
 7/31/2013   $231,600,384.93     $247,133.22         $0         $231,353,251.71
 8/30/2013   $231,353,251.71     $248,489.88         $0         $231,104,761.84
 9/30/2013   $231,104,761.84     $299,632.95         $0         $230,805,128.89
10/31/2013   $230,805,128.89     $251,498.84         $0         $230,553,630.05
11/29/2013   $230,553,630.05     $302,560.84         $0         $230,251,069.21
12/31/2013   $230,251,069.21     $254,540.40         $0         $229,996,528.81
 1/31/2014   $229,996,528.81     $255,937.72         $0         $229,740,591.09
 2/28/2014   $229,740,591.09     $405,954.90         $0         $229,334,636.19
 3/31/2014   $229,334,636.19     $259,571.23         $0         $229,075,064.96
 4/30/2014   $229,075,064.96     $310,415.71         $0         $228,764,649.25
 5/30/2014   $228,764,649.25     $262,700.22         $0         $228,501,949.02
 6/30/2014   $228,501,949.02     $313,460.39         $0         $228,188,488.63
 7/31/2014   $228,188,488.63     $265,863.11         $0         $227,922,625.52
 8/29/2014   $227,922,625.52     $267,322.58         $0         $227,655,302.94
 9/30/2014   $227,655,302.94     $317,958.20         $0         $227,337,344.74
10/31/2014   $227,337,344.74     $270,535.53         $0         $227,066,809.21
11/28/2014   $227,066,809.21     $321,084.57         $0         $226,745,724.64
12/31/2014   $226,745,724.64     $273,783.28         $0         $226,471,941.36
 1/30/2015   $226,471,941.36     $275,286.24         $0         $226,196,655.12
 2/27/2015   $226,196,655.12     $423,526.91         $0         $225,773,128.21
 3/31/2015   $225,773,128.21     $279,122.43         $0         $225,494,005.78
 4/30/2015   $225,494,005.78     $329,440.09         $0         $225,164,565.69
 5/29/2015   $225,164,565.69     $282,463.18         $0         $224,882,102.50
 6/30/2015   $224,882,102.50     $332,690.83         $0         $224,549,411.68
 7/31/2015   $224,549,411.68     $285,840.12         $0         $224,263,571.56
 8/31/2015   $224,263,571.56     $287,409.27         $0         $223,976,162.29
 9/30/2015   $223,976,162.29     $337,503.63   $223,638,658.66                -

                                       B-3

            The Ritz-Carlton Pari Passu Loan (included in the Trust)

                BEGINNING
 DUE DATE        BALANCE          PRINCIPAL        BALLOON      ENDING BALANCE
----------   ---------------     -----------       -------      ---------------
10/31/2005   $270,000,000.00     $593,465.50         $0         $269,406,534.50
11/30/2005   $269,406,534.50     $652,142.48         $0         $268,754,392.02
12/30/2005   $268,754,392.02     $600,303.37         $0         $268,154,088.65
 1/31/2006   $268,154,088.65     $603,598.78         $0         $267,550,489.87
 2/28/2006   $267,550,489.87     $772,183.57         $0         $266,778,306.30
 3/31/2006   $266,778,306.30     $611,151.26         $0         $266,167,155.04
 4/28/2006   $266,167,155.04     $669,351.68         $0         $265,497,803.36
 5/31/2006   $265,497,803.36     $618,180.68         $0         $264,879,622.67
 6/30/2006   $264,879,622.67     $676,191.70         $0         $264,203,430.98
 7/31/2006   $264,203,430.98     $625,286.25         $0         $263,578,144.73
 8/31/2006   $263,578,144.73     $628,718.81         $0         $262,949,425.92
 9/29/2006   $262,949,425.92     $686,445.87         $0         $262,262,980.05
10/31/2006   $262,262,980.05     $635,938.52         $0         $261,627,041.53
11/30/2006   $261,627,041.53     $693,471.04         $0         $260,933,570.50
12/29/2006   $260,933,570.50     $643,236.42         $0         $260,290,334.08
 1/31/2007   $260,290,334.08     $646,767.52         $0         $259,643,566.55
 2/28/2007   $259,643,566.55     $811,388.73         $0         $258,832,177.82
 3/30/2007   $258,832,177.82     $654,772.19         $0         $258,177,405.63
 4/30/2007   $258,177,405.63     $711,797.23         $0         $257,465,608.41
 5/31/2007   $257,465,608.41     $662,274.09         $0         $256,803,334.32
 6/29/2007   $256,803,334.32     $719,096.98         $0         $256,084,237.34
 7/31/2007   $256,084,237.34     $669,857.24         $0         $255,414,380.10
 8/31/2007   $255,414,380.10     $673,534.48         $0         $254,740,845.62
 9/28/2007   $254,740,845.62     $730,053.95         $0         $254,010,791.67
10/31/2007   $254,010,791.67     $681,239.59         $0         $253,329,552.08
11/30/2007   $253,329,552.08     $737,551.45         $0         $252,592,000.63
12/31/2007   $252,592,000.63     $689,028.16         $0         $251,902,972.47
 1/31/2008   $251,902,972.47     $692,810.64         $0         $251,210,161.83
 2/29/2008   $251,210,161.83     $801,007.54         $0         $250,409,154.29
 3/31/2008   $250,409,154.29     $701,011.08         $0         $249,708,143.21
 4/30/2008   $249,708,143.21     $756,790.18         $0         $248,951,353.03
 5/30/2008   $248,951,353.03     $709,013.80         $0         $248,242,339.23
 6/30/2008   $248,242,339.23     $764,577.27         $0         $247,477,761.96
 7/31/2008   $247,477,761.96     $717,103.20         $0         $246,760,658.76
 8/29/2008   $246,760,658.76     $721,039.80         $0         $246,039,618.95
 9/30/2008   $246,039,618.95     $776,279.22         $0         $245,263,339.74
10/31/2008   $245,263,339.74     $729,259.46         $0         $244,534,080.28
11/28/2008   $244,534,080.28     $784,277.39         $0         $243,749,802.89
12/31/2008   $243,749,802.89     $737,568.14         $0         $243,012,234.74
 1/30/2009   $243,012,234.74     $741,617.09         $0         $242,270,617.65
 2/27/2009   $242,270,617.65     $897,529.60         $0         $241,373,088.05
 3/31/2009   $241,373,088.05     $750,615.32         $0         $240,622,472.73
 4/30/2009   $240,622,472.73     $805,057.81         $0         $239,817,414.93

                                       B-4

                BEGINNING
 DUE DATE        BALANCE         PRINCIPAL         BALLOON      ENDING BALANCE
----------   ---------------   -------------       -------      ---------------
 5/29/2009   $239,817,414.93     $759,155.32         $0         $239,058,259.61
 6/30/2009   $239,058,259.61     $813,367.69         $0         $238,244,891.92
 7/31/2009   $238,244,891.92     $767,787.81         $0         $237,477,104.11
 8/31/2009   $237,477,104.11     $772,002.65         $0         $236,705,101.46
 9/30/2009   $236,705,101.46     $825,868.84         $0         $235,879,232.62
10/30/2009   $235,879,232.62     $780,774.30         $0         $235,098,458.32
11/30/2009   $235,098,458.32     $834,404.13         $0         $234,264,054.19
12/31/2009   $234,264,054.19     $789,640.95         $0         $233,474,413.23
 1/29/2010   $233,474,413.23     $793,975.75         $0         $232,680,437.48
 2/26/2010   $232,680,437.48     $945,080.91         $0         $231,735,356.57
 3/31/2010   $231,735,356.57     $803,522.45         $0         $230,931,834.12
 4/30/2010   $230,931,834.12     $856,539.33         $0         $230,075,294.79
 5/31/2010   $230,075,294.79     $812,635.50         $0         $229,262,659.30
 6/30/2010   $229,262,659.30     $865,406.82         $0         $228,397,252.48
 7/30/2010   $228,397,252.48     $821,847.25         $0         $227,575,405.23
 8/31/2010   $227,575,405.23     $826,358.85         $0         $226,749,046.38
 9/30/2010   $226,749,046.38     $878,760.39         $0         $225,870,286.00
10/29/2010   $225,870,286.00     $835,719.24         $0         $225,034,566.75
11/30/2010   $225,034,566.75     $887,868.56         $0         $224,146,698.20
12/31/2010   $224,146,698.20     $845,181.02         $0         $223,301,517.18
 1/31/2011   $223,301,517.18     $849,820.71         $0         $222,451,696.46
 2/28/2011   $222,451,696.46     $995,798.42         $0         $221,455,898.04
 3/31/2011   $221,455,898.04     $859,952.39         $0         $220,595,945.65
 4/29/2011   $220,595,945.65     $911,448.73         $0         $219,684,496.92
 5/31/2011   $219,684,496.92     $869,676.65         $0         $218,814,820.27
 6/30/2011   $218,814,820.27     $920,910.96         $0         $217,893,909.31
 7/29/2011   $217,893,909.31     $879,506.23         $0         $217,014,403.08
 8/31/2011   $217,014,403.08     $884,334.35         $0         $216,130,068.73
 9/30/2011   $216,130,068.73     $935,173.70         $0         $215,194,895.03
10/31/2011   $215,194,895.03     $894,322.69         $0         $214,300,572.33
11/30/2011   $214,300,572.33     $944,892.90         $0         $213,355,679.43
12/30/2011   $213,355,679.43     $904,419.22         $0         $212,451,260.21
 1/31/2012   $212,451,260.21     $909,384.10         $0         $211,541,876.11
 2/29/2012   $211,541,876.11   $1,004,720.71         $0         $210,537,155.40
 3/30/2012   $210,537,155.40     $919,891.74         $0         $209,617,263.66
 4/30/2012   $209,617,263.66     $969,772.98         $0         $208,647,490.68
 5/31/2012   $208,647,490.68     $930,265.21         $0         $207,717,225.46
 6/29/2012   $207,717,225.46     $979,866.93         $0         $206,737,358.53
 7/31/2012   $206,737,358.53     $940,751.04         $0         $205,796,607.49
 8/31/2012   $205,796,607.49     $945,915.37         $0         $204,850,692.11
 9/28/2012   $204,850,692.11     $995,095.39         $0         $203,855,596.72
10/31/2012   $203,855,596.72     $203,502.11         $0         $203,652,094.61
11/30/2012   $203,652,094.61     $248,394.34         $0         $203,403,700.27
12/31/2012   $203,403,700.27     $205,982.84         $0         $203,197,717.43

                                       B-5

                BEGINNING
 DUE DATE        BALANCE          PRINCIPAL        BALLOON      ENDING BALANCE
----------   ---------------     -----------   ---------------  ---------------
 1/31/2013   $203,197,717.43     $207,113.60         $0         $202,990,603.83
 2/28/2013   $202,990,603.83     $339,224.40         $0         $202,651,379.43
 3/29/2013   $202,651,379.43     $210,112.77         $0         $202,441,266.66
 4/30/2013   $202,441,266.66     $254,826.86         $0         $202,186,439.80
 5/31/2013   $202,186,439.80     $212,665.09         $0         $201,973,774.71
 6/28/2013   $201,973,774.71     $257,310.42         $0         $201,716,464.29
 7/31/2013   $201,716,464.29     $215,245.06         $0         $201,501,219.23
 8/30/2013   $201,501,219.23     $216,426.67         $0         $201,284,792.57
 9/30/2013   $201,284,792.57     $260,970.63         $0         $201,023,821.93
10/31/2013   $201,023,821.93     $219,047.38         $0         $200,804,774.56
11/29/2013   $200,804,774.56     $263,520.73         $0         $200,541,253.83
12/31/2013   $200,541,253.83     $221,696.48         $0         $200,319,557.35
 1/31/2014   $200,319,557.35     $222,913.50         $0         $200,096,643.85
 2/28/2014   $200,096,643.85     $353,573.62         $0         $199,743,070.23
 3/31/2014   $199,743,070.23     $226,078.17         $0         $199,516,992.06
 4/30/2014   $199,516,992.06     $270,362.07         $0         $199,246,629.99
 5/30/2014   $199,246,629.99     $228,803.42         $0         $199,017,826.57
 6/30/2014   $199,017,826.57     $273,013.89         $0         $198,744,812.68
 7/31/2014   $198,744,812.68     $231,558.19         $0         $198,513,254.49
 8/29/2014   $198,513,254.49     $232,829.35         $0         $198,280,425.14
 9/30/2014   $198,280,425.14     $276,931.34         $0         $198,003,493.81
10/31/2014   $198,003,493.81     $235,627.72         $0         $197,767,866.08
11/28/2014   $197,767,866.08     $279,654.31         $0         $197,488,211.78
12/31/2014   $197,488,211.78     $238,456.40         $0         $197,249,755.38
 1/30/2015   $197,249,755.38     $239,765.43         $0         $197,009,989.94
 2/27/2015   $197,009,989.94     $368,878.28         $0         $196,641,111.66
 3/31/2015   $196,641,111.66     $243,106.63         $0         $196,398,005.03
 4/30/2015   $196,398,005.03     $286,931.69         $0         $196,111,073.34
 5/29/2015   $196,111,073.34     $246,016.32         $0         $195,865,057.02
 6/30/2015   $195,865,057.02     $289,762.98         $0         $195,575,294.04
 7/31/2015   $195,575,294.04     $248,957.53         $0         $195,326,336.52
 8/31/2015   $195,326,336.52     $250,324.20         $0         $195,076,012.32
 9/30/2015   $195,076,012.32     $293,954.78   $194,782,057.54               --

                                       B-6

           The Ritz-Carlton Companion Loan (not included in the Trust)

                BEGINNING
 DUE DATE        BALANCE          PRINCIPAL        BALLOON      ENDING BALANCE
----------   ---------------     -----------       -------      ---------------
10/31/2005    $40,000,000.00      $87,920.81         $0         $39,912,079.19
11/30/2005    $39,912,079.19      $96,613.70         $0         $39,815,465.48
12/30/2005    $39,815,465.48      $88,933.83         $0         $39,726,531.65
 1/31/2006    $39,726,531.65      $89,422.04         $0         $39,637,109.61
 2/28/2006    $39,637,109.61     $114,397.57         $0         $39,522,712.04
 3/31/2006    $39,522,712.04      $90,540.93         $0         $39,432,171.12
 4/28/2006    $39,432,171.12      $99,163.21         $0         $39,333,007.90
 5/31/2006    $39,333,007.90      $91,582.32         $0         $39,241,425.58
 6/30/2006    $39,241,425.58     $100,176.55         $0         $39,141,249.03
 7/31/2006    $39,141,249.03      $92,635.00         $0         $39,048,614.03
 8/31/2006    $39,048,614.03      $93,143.53         $0         $38,955,470.51
 9/29/2006    $38,955,470.51     $101,695.68         $0         $38,853,774.82
10/31/2006    $38,853,774.82      $94,213.11         $0         $38,759,561.71
11/30/2006    $38,759,561.71     $102,736.45         $0         $38,656,825.26
12/29/2006    $38,656,825.26      $95,294.28         $0         $38,561,530.97
 1/31/2007    $38,561,530.97      $95,817.41         $0         $38,465,713.56
 2/28/2007    $38,465,713.56     $120,205.74         $0         $38,345,507.83
 3/30/2007    $38,345,507.83      $97,003.29         $0         $38,248,504.54
 4/30/2007    $38,248,504.54     $105,451.44         $0         $38,143,053.10
 5/31/2007    $38,143,053.10      $98,114.68         $0         $38,044,938.42
 6/29/2007    $38,044,938.42     $106,532.89         $0         $37,938,405.53
 7/31/2007    $37,938,405.53      $99,238.11         $0         $37,839,167.42
 8/31/2007    $37,839,167.42      $99,782.89         $0         $37,739,384.54
 9/28/2007    $37,739,384.54     $108,156.14         $0         $37,631,228.40
10/31/2007    $37,631,228.40     $100,924.38         $0         $37,530,304.01
11/30/2007    $37,530,304.01     $109,266.88         $0         $37,421,037.13
12/31/2007    $37,421,037.13     $102,078.25         $0         $37,318,958.88
 1/31/2008    $37,318,958.88     $102,638.61         $0         $37,216,320.27
 2/29/2008    $37,216,320.27     $118,667.78         $0         $37,097,652.49
 3/31/2008    $37,097,652.49     $103,853.49         $0         $36,993,798.99
 4/30/2008    $36,993,798.99     $112,117.06         $0         $36,881,681.93
 5/30/2008    $36,881,681.93     $105,039.08         $0         $36,776,642.85
 6/30/2008    $36,776,642.85     $113,270.71         $0         $36,663,372.14
 7/31/2008    $36,663,372.14     $106,237.51         $0         $36,557,134.63
 8/29/2008    $36,557,134.63     $106,820.71         $0         $36,450,313.92
 9/30/2008    $36,450,313.92     $115,004.33         $0         $36,335,309.59
10/31/2008    $36,335,309.59     $108,038.44         $0         $36,227,271.15
11/28/2008    $36,227,271.15     $116,189.24         $0         $36,111,081.91
12/31/2008    $36,111,081.91     $109,269.35         $0         $36,001,812.55
 1/30/2009    $36,001,812.55     $109,869.20         $0         $35,891,943.36
 2/27/2009    $35,891,943.36     $132,967.35         $0         $35,758,976.01
 3/31/2009    $35,758,976.01     $111,202.27         $0         $35,647,773.74
 4/30/2009    $35,647,773.74     $119,267.82         $0         $35,528,505.91

                                       B-7

                BEGINNING
 DUE DATE        BALANCE          PRINCIPAL        BALLOON      ENDING BALANCE
----------   ---------------     -----------       -------      ---------------
 5/29/2009    $35,528,505.91     $112,467.45         $0         $35,416,038.46
 6/30/2009    $35,416,038.46     $120,498.92         $0         $35,295,539.54
 7/31/2009    $35,295,539.54     $113,746.34         $0         $35,181,793.20
 8/31/2009    $35,181,793.20     $114,370.76         $0         $35,067,422.44
 9/30/2009    $35,067,422.44     $122,350.94         $0         $34,945,071.50
10/30/2009    $34,945,071.50     $115,670.27         $0         $34,829,401.23
11/30/2009    $34,829,401.23     $123,615.43         $0         $34,705,785.81
12/31/2009    $34,705,785.81     $116,983.84         $0         $34,588,801.96
 1/29/2010    $34,588,801.96     $117,626.04         $0         $34,471,175.92
 2/26/2010    $34,471,175.92     $140,011.99         $0         $34,331,163.94
 3/31/2010    $34,331,163.94     $119,040.36         $0         $34,212,123.57
 4/30/2010    $34,212,123.57     $126,894.71         $0         $34,085,228.86
 5/31/2010    $34,085,228.86     $120,390.44         $0         $33,964,838.41
 6/30/2010    $33,964,838.41     $128,208.42         $0         $33,836,630.00
 7/30/2010    $33,836,630.00     $121,755.15         $0         $33,714,874.85
 8/31/2010    $33,714,874.85     $122,423.53         $0         $33,592,451.32
 9/30/2010    $33,592,451.32     $130,186.72         $0         $33,462,264.59
10/29/2010    $33,462,264.59     $123,810.26         $0         $33,338,454.33
11/30/2010    $33,338,454.33     $131,536.08         $0         $33,206,918.25
12/31/2010    $33,206,918.25     $125,212.00         $0         $33,081,706.25
 1/31/2011    $33,081,706.25     $125,899.36         $0         $32,955,806.88
 2/28/2011    $32,955,806.88     $147,525.69         $0         $32,808,281.19
 3/31/2011    $32,808,281.19     $127,400.35         $0         $32,680,880.84
 4/29/2011    $32,680,880.84     $135,029.44         $0         $32,545,851.39
 5/31/2011    $32,545,851.39     $128,840.98         $0         $32,417,010.41
 6/30/2011    $32,417,010.41     $136,431.25         $0         $32,280,579.16
 7/29/2011    $32,280,579.16     $130,297.22         $0         $32,150,281.94
 8/31/2011    $32,150,281.94     $131,012.50         $0         $32,019,269.44
 9/30/2011    $32,019,269.44     $138,544.25         $0         $31,880,725.19
10/31/2011    $31,880,725.19     $132,492.25         $0         $31,748,232.94
11/30/2011    $31,748,232.94     $139,984.13         $0         $31,608,248.80
12/30/2011    $31,608,248.80     $133,988.03         $0         $31,474,260.77
 1/31/2012    $31,474,260.77     $134,723.57         $0         $31,339,537.20
 2/29/2012    $31,339,537.20     $148,847.51         $0         $31,190,689.69
 3/30/2012    $31,190,689.69     $136,280.26         $0         $31,054,409.43
 4/30/2012    $31,054,409.43     $143,670.07         $0         $30,910,739.36
 5/31/2012    $30,910,739.36     $137,817.07         $0         $30,772,922.29
 6/29/2012    $30,772,922.29     $145,165.47         $0         $30,627,756.82
 7/31/2012    $30,627,756.82     $139,370.52         $0         $30,488,386.29
 8/31/2012    $30,488,386.29     $140,135.61         $0         $30,348,250.68
 9/28/2012    $30,348,250.68     $147,421.54         $0         $30,200,829.14
10/31/2012    $30,200,829.14      $30,148.46         $0         $30,170,680.68
11/30/2012    $30,170,680.68      $36,799.16         $0         $30,133,881.52
12/31/2012    $30,133,881.52      $30,515.98         $0         $30,103,365.54

                                       B-8

                BEGINNING
 DUE DATE        BALANCE          PRINCIPAL        BALLOON       ENDING BALANCE
----------   ---------------      ----------   --------------    --------------
 1/31/2013    $30,103,365.54      $30,683.50        $0           $30,072,682.05
 2/28/2013    $30,072,682.05      $50,255.47        $0           $30,022,426.58
 3/29/2013    $30,022,426.58      $31,127.82        $0           $29,991,298.76
 4/30/2013    $29,991,298.76      $37,752.13        $0           $29,953,546.64
 5/31/2013    $29,953,546.64      $31,505.94        $0           $29,922,040.70
 6/28/2013    $29,922,040.70      $38,120.06        $0           $29,883,920.64
 7/31/2013    $29,883,920.64      $31,888.16        $0           $29,852,032.48
 8/30/2013    $29,852,032.48      $32,063.21        $0           $29,819,969.27
 9/30/2013    $29,819,969.27      $38,662.32        $0           $29,781,306.95
10/31/2013    $29,781,306.95      $32,451.46        $0           $29,748,855.49
11/29/2013    $29,748,855.49      $39,040.11        $0           $29,709,815.38
12/31/2013    $29,709,815.38      $32,843.92        $0           $29,676,971.46
 1/31/2014    $29,676,971.46      $33,024.22        $0           $29,643,947.24
 2/28/2014    $29,643,947.24      $52,381.28        $0           $29,591,565.96
 3/31/2014    $29,591,565.96      $33,493.06        $0           $29,558,072.90
 4/30/2014    $29,558,072.90      $40,053.64        $0           $29,518,019.26
 5/30/2014    $29,518,019.26      $33,896.80        $0           $29,484,122.45
 6/30/2014    $29,484,122.45      $40,446.50        $0           $29,443,675.95
 7/31/2014    $29,443,675.95      $34,304.92        $0           $29,409,371.04
 8/29/2014    $29,409,371.04      $34,493.24        $0           $29,374,877.80
 9/30/2014    $29,374,877.80      $41,026.86        $0           $29,333,850.93
10/31/2014    $29,333,850.93      $34,907.81        $0           $29,298,943.12
11/28/2014    $29,298,943.12      $41,430.27        $0           $29,257,512.86
12/31/2014    $29,257,512.86      $35,326.87        $0           $29,222,185.98
 1/30/2015    $29,222,185.98      $35,520.80        $0           $29,186,665.18
 2/27/2015    $29,186,665.18      $54,648.63        $0           $29,132,016.54
 3/31/2015    $29,132,016.54      $36,015.80        $0           $29,096,000.75
 4/30/2015    $29,096,000.75      $42,508.40        $0           $29,053,492.35
 5/29/2015    $29,053,492.35      $36,446.86        $0           $29,017,045.48
 6/30/2015    $29,017,045.48      $42,927.85        $0           $28,974,117.64
 7/31/2015    $28,974,117.64      $36,882.60        $0           $28,937,235.04
 8/31/2015    $28,937,235.04      $37,085.07        $0           $28,900,149.97
 9/30/2015    $28,900,149.97      $43,548.86   $28,856,601.12                --

                                       B-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                         MORGAN STANLEY CAPITAL I INC.,
                                    DEPOSITOR

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     (ISSUABLE IN SERIES BY SEPARATE TRUSTS)
                                 ---------------

         Morgan Stanley Capital I Inc. will periodically offer certificates in one or more series and each series of certificates will represent beneficial ownership interests in a different trust fund.

         EACH TRUST FUND WILL CONSIST PRIMARILY OF ONE OR MORE SEGREGATED POOLS
OF:

         1) multifamily or commercial mortgage loans;

         2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

         3) direct obligations of the United States or other governmental agencies; or

         4) any combination of the 1-3, above, as well as other property as described in the accompanying prospectus supplement.

     The certificates of any series may consist of one or more classes. A given class may:

         o   provide for the accrual of interest based on fixed, variable or adjustable rates;

         o   be senior or subordinate to one or more other classes in respect of distributions;

         o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

         o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

         o   provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes;

         o   provide for sequential distributions of principal;

         o   provide for distributions based on a combination of any of the foregoing characteristics; or any combination of the above.

     INVESTING IN THE CERTIFICATES OFFERED TO YOU INVOLVES RISKS. SEE "RISK
FACTORS" BEGINNING ON PAGE S-35 IN THIS PROSPECTUS AND ON PAGE S-33 OF THE
RELATED PROSPECTUS SUPPLEMENT.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series. The information in this prospectus is not complete and may be changed. This prospectus is not an offer to sell these securities in any state where the offer or sale is not permitted.

     The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates to be offered to you or determined if this prospectus or the accompanying prospectus supplement are truthful or complete. Any representation to the contrary is a criminal offense.

                   -------------------------------------------

                                 MORGAN STANLEY
                   The date of this Prospectus is June 7, 2005

    IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
                       ACCOMPANYING PROSPECTUS SUPPLEMENT

     Information about the certificates being offered to you is contained in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates; and (b) the accompanying prospectus supplement, which describes the specific terms of your series of certificates, including:

         o   the timing of interest and principal payments;

         o   applicable interest rates;

         o   information about the trust fund's assets;

         o   information about any credit support or cash flow agreement;

         o   the rating for each class of certificates;

         o   information regarding the nature of any subordination;

         o   any circumstance in which the trust fund may be subject to early termination;

         o   whether any elections will be made to treat the trust fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes;

         o   the aggregate principal amount of each class of certificates;

         o   information regarding any master servicer, sub-servicer or special servicer; and

         o   whether the certificates will be initially issued in definitive or book entry form.

     IF THE TERMS OF THE CERTIFICATES OFFERED TO YOU VARY BETWEEN THIS
PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT, YOU SHOULD RELY ON THE
INFORMATION IN THE PROSPECTUS SUPPLEMENT. Further, you should rely only on the information contained in this prospectus and the accompanying prospectus supplement. Morgan Stanley Capital I Inc. has not authorized anyone to provide you with information that is different.

     Distributions on the certificates will be made only from the assets of the related trust fund. The certificates of each series will not be an obligation of
Morgan Stanley Capital I Inc. or any of its affiliates. Neither the certificates nor any assets in the related trust fund will be insured or guaranteed by any governmental agency or instrumentality or any other person unless the related prospectus supplement so provides.

     This prospectus and the accompanying prospectus supplement include cross references to sections in these materials where you can find further related discussions. The tables of contents in this prospectus and the prospectus supplement identify the pages where these sections are located.

     Morgan Stanley Capital I Inc.'s principal executive office is located at
1585 Broadway, 37th Floor, New York, New York 10036, and the telephone number is
(212) 761-4000.

                    ----------------------------------------

     Until 90 days after the date of each prospectus supplement, all dealers that buy, sell or trade the certificates offered by that prospectus supplement, whether or not participating in the offering, may be required to deliver a prospectus supplement and this prospectus. This is in addition to the dealers'
obligation to deliver a prospectus supplement and the accompanying prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                TABLE OF CONTENTS

                                      -i-

                                      -ii-

                              SUMMARY OF PROSPECTUS

This summary highlights selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF AN OFFERING OF CERTIFICATES, READ
THIS ENTIRE DOCUMENT AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT CAREFULLY.

                                WHAT YOU WILL OWN

TITLE OF CERTIFICATES..................... Mortgage Pass-Through Certificates, issuable in series.

MORTGAGE POOL............................. Each trust fund will consist primarily of one or more segregated pools of:

                                           (1) multifamily or commercial mortgage loans;

                                           (2) mortgage participations, mortgage pass-through certificates or mortgage-backed securities;

                                           (3) direct obligations of the United States or other governmental agencies; or

                                           (4) any combination of 1-3 above, as well as other property as described in the accompanying prospectus supplement.

                                           as to some or all of the mortgage loans, assignments of the leases of the related mortgaged properties or assignments of the rental payments due under those leases.

                                           Each trust fund for a series of certificates may also include:

                                           o   letters of credit, insurance policies, guarantees, reserve funds or other types of credit support; and

                                           o   currency or interest rate exchange agreements and other
                                               financial assets.

                           RELEVANT PARTIES AND DATES

ISSUER.................................... Morgan Stanley Capital I 200__-__ Trust.

DEPOSITOR................................. Morgan Stanley Capital I Inc., a wholly-owned subsidiary of Morgan
                                           Stanley.

MASTER SERVICER........................... The master servicer, if any, for each series of certificates will be named in the related prospectus supplement. The master servicer may be an affiliate of Morgan Stanley Capital I Inc.

SPECIAL SERVICER.......................... The special servicer, if any, for each series of certificates will be named, or the circumstances in accordance with which a special servicer will be appointed will be described, in the related prospectus supplement. The special servicer may be an affiliate of
                                           Morgan Stanley Capital I Inc.

TRUSTEE................................... The trustee for each series of certificates will be named in the related prospectus supplement.

ORIGINATOR................................ The originator or originators of the mortgage loans will be named in the related prospectus supplement. An originator may be an affiliate of Morgan Stanley Capital I Inc. Morgan Stanley Capital I
                                           Inc. will purchase the

                                           mortgage loans or the mortgage backed securities or both, on or before the issuance of the related series of certificates.

                       INFORMATION ABOUT THE MORTGAGE POOL

THE TRUST FUND ASSETS..................... Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund consisting primarily of:

        (A)  MORTGAGE ASSETS.............. The mortgage loans and the mortgage backed securities, or one or the other, with respect to each series of certificates will consist of a pool of:

                                           o   multifamily or commercial mortgage loans or both;

                                           o   mortgage participations, mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by mortgage loans; or

                                           o   a combination of mortgage loans and mortgage backed securities.

                                           The mortgage loans will not be guaranteed or insured by:

                                           o   Morgan Stanley Capital I Inc. or any of its affiliates; or

                                           o   unless the prospectus supplement so provides, any governmental agency or instrumentality or other person.

                                           The mortgage loans will be secured by first liens or junior liens on, or security interests in:

                                           o   residential properties consisting of five or more rental or cooperatively-owned dwelling units; or

                                           o   office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health-care related facilities, mobile home parks, warehouse facilities,
                                               mini-warehouse facilities or self-storage facilities,
                                               industrial plants, congregate care facilities, mixed use
                                               commercial properties or other types of commercial properties.

                                           Unless otherwise provided in the prospectus supplement, the mortgage loans:

                                           o   will be secured by properties located in any of the fifty
                                               states, the District of Columbia or the Commonwealth of Puerto
                                               Rico;

                                           o   will have individual principal balances at origination of at least $25,000;

                                           o   will have original terms to maturity of not more than 40 years;
                                               and

                                           o   will be originated by persons other than Morgan Stanley Capital
                                               I Inc.

                                           Each mortgage loan may provide for the following payment terms:

                                           o   Each mortgage loan may provide for no accrual of interest or for accrual of interest at a fixed or adjustable rate or at a rate that may be converted from adjustable to fixed, or vice versa, from time to

                                                     -2-

                                               time at the borrower's election. Adjustable
                                               mortgage rates may be based on one or more indices.

                                           o   Each mortgage loan may provide for scheduled payments to
                                               maturity or payments that adjust from time to time to
                                               accommodate changes in the interest rate or to reflect the occurrence of certain events.

                                           o   Each mortgage loan may provide for negative amortization or accelerated amortization.

                                           o   Each mortgage loan may be fully amortizing or require a balloon payment due on the loan's stated maturity date.

                                           o   Each mortgage loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment.

                                           o   Each mortgage loan may provide for payments of principal,
                                               interest or both, on due dates that occur monthly, quarterly, semi-annually or at another interval as specified in the
                                               related prospectus supplement.

         (B) GOVERNMENT SECURITIES........ If the related prospectus supplement so specifies, the trust fund may include direct obligations of the United States, agencies of the United States or agencies created by government entities which provide for payment of interest or principal or both.

         (C) COLLECTION ACCOUNTS.......... Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders. The person(s)
                                           designated in the related prospectus supplement will, to the extent described in this prospectus and the prospectus supplement, deposit into this account all payments and collections received or advanced with respect to the trust fund's assets. The collection account may be either interest bearing or non-interest bearing, and funds may be held in the account as cash or invested in short-term,
                                           investment grade obligations.

         (D) CREDIT SUPPORT............... If the related prospectus supplement so specifies, one or more classes of certificates may be provided with partial or full protection against certain defaults and losses on a trust fund's mortgage loans and mortgage backed securities.

                                           This protection may be provided by one or more of the following means:

                                           o   subordination of one or more other classes of certificates,

                                           o   letter of credit,

                                           o   insurance policy,

                                           o   guarantee,

                                           o   reserve fund or

                                           o   another type of credit support, or a combination thereof.

                                           The related prospectus supplement will describe the amount and types of credit support, the entity providing the credit support, if applicable, and

                                                     -3-

                                           related information. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any similar forms of credit support applicable to those mortgage backed securities.

         (E) CASH FLOW AGREEMENTS......... If the related prospectus supplement so provides, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the collection accounts will be invested at a specified rate. The trust fund also may include agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the trust fund's assets or on one or more classes of certificates.

                                           Agreements of this sort may include:

                                           o   interest rate exchange agreements,

                                           o   interest rate cap or floor agreements,

                                           o   currency exchange agreements or similar agreements. Currency exchange agreements might be included in a trust fund if some or all of the mortgage loans or mortgage backed securities, such as mortgage loans secured by mortgaged properties located outside the United States, are denominated in a non-United
                                               States currency.

                                           The related prospectus supplement will describe the principal terms of any guaranteed investment contract or other agreement and provide information with respect to the obligor. If a particular trust fund includes mortgage backed securities, the related prospectus supplement will describe any guaranteed investment contract or other agreements applicable to those mortgage backed securities.

DISTRIBUTIONS ON CERTIFICATES............  Each series of certificates will have the following characteristics:

                                           o   if the certificates evidence an interest in a trust fund that includes mortgage loans, the certificates will be issued
                                               pursuant to a pooling agreement;

                                           o   if the certificates evidence an interest in a trust fund that does not include mortgage loans, the certificates will be
                                               issued pursuant to a trust agreement;

                                           o   each series of certificates will include one or more classes of certificates;

                                           o   each series of certificates, including any class or classes not offered by this prospectus, will represent, in the aggregate, the entire beneficial ownership interest in the related trust fund;

                                           o   each class of certificates being offered to you, other than certain stripped interest certificates, will have a stated
                                               principal amount;

                                           o   each class of certificates being offered to you, other than certain stripped principal certificates, will accrue interest based on a fixed, variable or adjustable interest rate.

                                           The related prospectus supplement will specify the principal amount, if any, and the interest rate, if any, for each class of certificates. In the case of a variable or adjustable interest rate, the related prospectus supplement will specify the method for determining the rate.

                                                     -4-

                                           The certificates will not be guaranteed or insured by Morgan
                                           Stanley Capital I Inc. or any of its affiliates. The certificates also will not be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless the related prospectus supplement so provides.

         (A) INTEREST..................... Each class of certificates offered to you, other than stripped principal certificates and certain classes of stripped interest certificates, will accrue interest at the rate indicated in the prospectus supplement. Interest will be distributed to you as provided in the related prospectus supplement.

                                           Interest distributions:

                                           o   on stripped interest certificates may be made on the basis of the notional amount for that class, as described in the related prospectus supplement;

                                           o   may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies
                                               described in this prospectus and the related prospectus
                                               supplement.

         (B) PRINCIPAL.................... The certificates of each series initially will have an aggregate principal balance no greater than the outstanding principal balance of the trust fund's assets as of the close of business on the first day of the month during which the trust fund is formed, after application of scheduled payments due on or before that date, whether or not received. The related prospectus supplement may provide that the principal balance of the trust fund's assets will be determined as of a different date. The principal balance of a certificate at a given time represents the maximum amount that the holder is then entitled to receive of principal from future cash flow on the assets in the related trust fund.

                                           Unless the prospectus supplement provides otherwise, distributions of principal:

                                           o   will be made on each distribution date to the holders of the class or classes of certificates entitled to principal
                                               distributions, until the principal balances of those
                                               certificates have been reduced to zero; and

                                           o   will be made on a pro rata basis among all of the certificates of a given class or by random selection, as described in the prospectus supplement or otherwise established by the trustee.

                                           Stripped interest or interest-only certificates will not have a principal balance and will not receive distributions of principal.

ADVANCES.................................. Unless the related prospectus supplement otherwise provides, if a scheduled payment on a mortgage loan is delinquent and the master servicer determines that an advance would be recoverable, the master servicer will, in most cases, be required to advance the shortfall. Neither Morgan Stanley Capital I Inc. nor any of its
                                           affiliates will have any responsibility to make those advances.

                                                     -5-

                                           The master servicer:

                                           o   will be reimbursed for advances from subsequent recoveries from the delinquent mortgage loan or from other sources, as
                                               described in this prospectus and the related prospectus
                                               supplement; and

                                           o   will be entitled to interest on advances, if specified in the related prospectus supplement.

                                           If a particular trust fund includes mortgage backed securities, the prospectus supplement will describe any advance obligations applicable to those mortgage backed securities.

TERMINATION............................... The related prospectus supplement may provide for the optional early termination of the series of certificates through repurchase of the trust fund's assets by a specified party, under specified circumstances.

                                           The related prospectus supplement may provide for the early termination of the series of certificates in various ways
                                           including:

                                           o   optional early termination where a party identified in the prospectus supplement could repurchase the trust fund assets pursuant to circumstances specified in the prospectus
                                               supplement;

                                           o   termination through the solicitation of bids for the sale of all or a portion of the trust fund assets in the event the principal amount of a specified class or classes declines by a specified percentage amount on or after a specified date.

REGISTRATION OF CERTIFICATES.............. If the related prospectus supplement so provides, one or more classes of the certificates being offered to you will initially be represented by one or more certificates registered in the name of
                                           Cede & Co., as the nominee of Depository Trust Company. If the certificate you purchase is registered in the name of Cede & Co., you will not be entitled to receive a definitive certificate, except under the limited circumstances described in this
                                           prospectus.

TAX STATUS OF THE CERTIFICATES............ The certificates of each series will constitute either:

                                           o   regular interests and residual interests in a trust treated as a real estate mortgage investment conduit--known as a
                                               REMIC--undeR Sections 860A through 860G of the Internal Revenue
                                               Code; or

                                           o   interests in a trust treated as a grantor trust under
                                               applicable provisions of the Internal Revenue Code.

         (A) REMIC........................ The regular certificates of the REMIC generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. Some of the regular certificates of the REMIC may be issued with original issue discount for federal income tax purposes.

                                           A portion or, in certain cases, all of the income from REMIC residual certificates:

                                           o   may not be offset by any losses from other activities of the holder of those certificates;

                                                     -6-

                                           o   may be treated as unrelated business taxable income for holders of the residual certificates of the REMIC that are subject to tax on unrelated business taxable income, as defined in Section
                                               511 of the Internal Revenue Code; and

                                           o   may be subject to U.S. withholding tax.

                                           To the extent described in this prospectus and the related prospectus supplement, the certificates offered to you will be treated as:

                                           o   assets described in section 7701(a)(19)(C) of the Internal
                                               Revenue Code; and

                                           o   "real estate assets" within the meaning of sections
                                               856(c)(4)(A) and 856(c)(5)(B) of the Internal Revenue Code.

         (B) GRANTOR TRUST................ If no election is made to treat the trust fund relating to a series of certificates as a REMIC, the trust fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes. If the trust fund is a grantor trust, you will be treated as an owner of an undivided pro rata interest in the mortgage pool or pool of securities and any other assets held by the trust fund. In certain cases the certificates may represent interests in a portion of a trust fund as to which one or more REMIC elections, as described above, are also made.

                                           Investors are advised to consult their tax advisors and to review
                                           "Federal Income Tax Consequences" in this prospectus and the related prospectus supplement.

ERISA CONSIDERATIONS...................... If you are subject to Title I of the Employee Retirement Income
                                           Security Act of 1974, as amended--also known as ERISA, or Section
                                           4975 of the Internal Revenue Code, you should carefully review with your legal advisors whether the purchase or holding of certificates could give rise to a transaction that is prohibited or is not otherwise permissible under either statute.

                                           In general, the related prospectus supplement will specify that some of the classes of certificates may not be transferred unless the trustee and Morgan Stanley Capital I Inc. receive a letter of representations or an opinion of counsel to the effect that:

                                           o   the transfer will not result in a violation of the prohibited transaction provisions of ERISA or the Internal Revenue Code;

                                           o   the transfer will not cause the assets of the trust fund to be deemed "plan assets" for purposes of ERISA or the Internal
                                               Revenue Code; and

                                           o   the transfer will not subject any of the trustee, Morgan
                                               Stanley Capital I Inc. or any servicer to additional
                                               obligations.

LEGAL INVESTMENT.......................... The related prospectus supplement will specify whether any classes of the offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                           Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory

                                                     -7-

                                           authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and the sale of the offered certificates.

RATING.................................... At the date of issuance, each class of certificates of each series that are offered to you will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies.

                                                     -8-

                                  RISK FACTORS

     You should carefully consider the risks involved in owning a certificate before purchasing a certificate. In particular, the timing and payments you receive on your certificates will depend on payments received on and other recoveries with respect to the mortgage loans. Therefore, you should carefully consider the risk factors relating to the mortgage loans and the mortgaged properties.

     The risks and uncertainties described below under Risk Factors, together with those described in the related prospectus supplement under Risk Factors, summarize the material risks relating to your certificates.

THE LACK OF A SECONDARY MARKET
MAY MAKE IT DIFFICULT FOR YOU
TO RESELL YOUR CERTIFICATES        Secondary market considerations may make your
                                   certificates difficult to resell or less
                                   valuable than you anticipated for a variety
                                   of reasons, including:

                                   o  there may not be a secondary market for
                                      the certificates;

                                   o  if a secondary market develops, we cannot
                                      assure you that it will continue or will
                                      provide you with the liquidity of
                                      investment you may have anticipated. Lack
                                      of liquidity could result in a substantial
                                      decrease in the market value of your
                                      certificates;

                                   o  the market value of your certificates will
                                      fluctuate with changes in interest rates;

                                   o  the secondary market for certificates
                                      backed by residential mortgages may be
                                      more liquid than the secondary market for
                                      certificates backed by multifamily and
                                      commercial mortgages so if your liquidity
                                      assumptions were based on the secondary
                                      market for certificates backed by
                                      residential mortgages, your assumptions
                                      may not be correct;

                                   o  certificateholders have no redemption
                                      rights; and

                                   o  secondary market purchasers are limited to
                                      this prospectus, the related prospectus
                                      supplement and to the reports delivered to
                                      certificateholders for information
                                      concerning the certificates.

                                   Morgan Stanley & Co. Incorporated currently
                                   expects to make a secondary market in your
                                   certificates, but it has no obligation to do
                                   so.

THE TRUST FUND'S ASSETS MAY
BE INSUFFICIENT TO ALLOW
FOR REPAYMENT IN FULL ON
YOUR CERTIFICATES                  Unless the related prospectus supplement so
                                   specifies, the sole source of payment on your
                                   certificates will be proceeds from the assets
                                   included in the trust fund for each series of
                                   certificates and any form of credit
                                   enhancement specified in the related
                                   prospectus supplement. You will not have any
                                   claim against, or security interest in, the
                                   trust fund for any other series. In addition,
                                   in general, there is no recourse to Morgan
                                   Stanley Capital I Inc. or any other entity,
                                   and neither the certificates nor the
                                   underlying mortgage loans are guaranteed or
                                   insured by any governmental agency or
                                   instrumentality or any other entity.
                                   Therefore, if the trust fund's assets are
                                   insufficient to pay you your

                                      -9-

                                   expected return, in most situations you will
                                   not receive payment from any other source.
                                   Exceptions include:

                                   o   loan repurchase obligations in connection
                                       with a breach of certain of the
                                       representations and warranties; and

                                   o   advances on delinquent loans, to the
                                       extent the master servicer deems the
                                       advance will be recoverable.

                                   Because some of the representations and
                                   warranties with respect to the mortgage loans
                                   or mortgage backed securities may have been
                                   made or assigned in connection with transfers
                                   of the mortgage loans or mortgage backed
                                   securities prior to the closing date, the
                                   rights of the trustee and the
                                   certificateholders with respect to those
                                   representations or warranties will be limited
                                   to their rights as assignees. Unless the
                                   related prospectus supplement so specifies,
                                   neither Morgan Stanley Capital I Inc., the
                                   master servicer nor any affiliate thereof
                                   will have any obligation with respect to
                                   representations or warranties made by any
                                   other entity.

                                   There may be accounts, as described in the
                                   related prospectus supplement, maintained as
                                   credit support. The amounts in these accounts
                                   may be withdrawn, under conditions described
                                   in the related prospectus supplement. Any
                                   withdrawn amounts will not be available for
                                   the future payment of principal or interest
                                   on the certificates.

                                   If a series of certificates consists of one
                                   or more classes of subordinate certificates,
                                   the amount of any losses or shortfalls in
                                   collections of assets on any distribution
                                   date will be borne first by one or more
                                   classes of the subordinate certificates, as
                                   described in the related prospectus
                                   supplement. Thereafter, those losses or
                                   shortfalls will be borne by the remaining
                                   classes of certificates, in the priority and
                                   manner and subject to the limitations
                                   specified in the related prospectus
                                   supplement.

PREPAYMENTS AND REPURCHASES
MAY REDUCE THE YIELD ON YOUR
CERTIFICATES                       The yield on your certificates may be reduced
                                   by prepayments on the mortgage loans or
                                   mortgage backed securities because
                                   prepayments affect the average life of the
                                   certificates. Prepayments can be voluntary,
                                   if permitted, and involuntary, such as
                                   prepayments resulting from casualty or
                                   condemnation, defaults and liquidations or
                                   repurchases upon breaches of representations
                                   and warranties. The investment performance of
                                   your certificates may vary materially and
                                   adversely from your expectation if the actual
                                   rate of prepayment is higher or lower than
                                   you anticipated.

                                   Voluntary prepayments may require the payment
                                   of a yield maintenance or prepayment premium.
                                   Nevertheless, we cannot assure you that the
                                   existence of the prepayment premium will
                                   cause a borrower to refrain from prepaying
                                   its mortgage loan nor can we assure you of
                                   the rate at which prepayments will occur.
                                   Morgan Stanley Mortgage Capital Inc., under
                                   certain circumstances, may be required to
                                   repurchase a mortgage loan from the trust
                                   fund if there has been a breach of a
                                   representation or warranty. The repurchase
                                   price paid will be passed through to you, as
                                   a certificateholder, with the same effect as
                                   if the mortgage loan had been prepaid in part
                                   or in full, except that no prepayment premium
                                   or yield maintenance charge would be payable.

                                      -10-

                                   Such a repurchase may therefore adversely
                                   affect the yield to maturity on your
                                   certificates.

                                   In a pool of mortgage loans, the rate of
                                   prepayment is unpredictable as it is
                                   influenced by a variety of factors including:

                                   o   the terms of the mortgage loans;

                                   o   the length of any prepayment lockout
                                       period;

                                   o   the prevailing interest rates;

                                   o   the availability of mortgage credit;

                                   o   the applicable yield maintenance charges
                                       or prepayment premiums;

                                   o   the servicer's ability to enforce those
                                       yield maintenance charges or prepayment
                                       premiums;

                                   o   the occurrence of casualties or natural
                                       disasters; and

                                   o   economic, demographic, tax, legal or
                                       other factors.

                                   There can be no assurance that the rate of
                                   prepayments will conform to any model
                                   described in this prospectus or in the
                                   related prospectus supplement.

                                   Some of the certificates may be more
                                   sensitive to prepayments than other
                                   certificates and in certain cases, the
                                   certificateholder holding these certificates
                                   may fail to recoup its original investment.
                                   You should carefully consider the specific
                                   characteristics of the certificates you
                                   purchase, as well as your investment approach
                                   and strategy. For instance, if you purchase a
                                   certificate at a premium, a prepayment may
                                   reduce the stream of interest payments you
                                   are entitled to receive on your certificate
                                   and your actual yield may be lower than your
                                   anticipated yield. Similarly, if you purchase
                                   a certificate which provides for the payment
                                   of interest only, or a certificate which
                                   provides for the payment of interest only
                                   after the occurrence of certain events, such
                                   as the retirement of one or more other
                                   classes of certificates of a series, you will
                                   probably be extremely sensitive to
                                   prepayments because a prepayment may reduce
                                   the stream of interest payments you are
                                   entitled to receive on your certificate.

IF PREPAYMENT PREMIUMS
ARE NOT ENFORCED, YOUR
CERTIFICATES MAY BE
ADVERSELY AFFECTED                 The yield on your certificates may be less
                                   than anticipated because the prepayment
                                   premium or yield maintenance required under
                                   certain prepayment scenarios may not be
                                   enforceable in some states or under federal
                                   bankruptcy laws.

                                   o   Some courts may consider the prepayment
                                       premium to be usurious.

                                   o   Even if the prepayment premium is
                                       enforceable, we cannot assure you that
                                       foreclosure proceeds will be sufficient
                                       to pay the prepayment premium.

                                      -11-

                                   o   Although the collateral substitution
                                       provisions related to defeasance are not
                                       suppose to be treated as a prepayment and
                                       should not affect your certificates, we
                                       cannot assure you that a court will not
                                       interpret the defeasance provisions as
                                       requiring a prepayment premium; nor can
                                       we assure you that if it is treated as a
                                       prepayment premium, the court will find
                                       the defeasance income stream enforceable.

THE TIMING OF MORTGAGE LOAN
AMORTIZATION MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       As principal payments or prepayments are made
                                   on a mortgage loan, the mortgage pool will be
                                   exposed to concentration risks with respect
                                   to the diversity of mortgaged properties,
                                   types of mortgaged properties and number of
                                   borrowers. Classes that have a later
                                   sequential designation or a lower payment
                                   priority are more likely to be exposed to
                                   these concentration risks than are classes
                                   with an earlier sequential designation or
                                   higher priority. This is so because principal
                                   on the certificates will be payable in
                                   sequential order, and no class entitled to a
                                   distribution of principal will receive its
                                   principal until the principal amount of the
                                   preceding class or classes entitled to
                                   receive principal have been reduced to zero.

RATINGS DO NOT GUARANTY
PAYMENT                            Any rating assigned by a rating agency to a
                                   class of certificates reflects the rating
                                   agency's assessment of the likelihood that
                                   holders of the class of certificates will
                                   receive the payments to which they are
                                   entitled.

                                   o   The ratings do not assess the likelihood
                                       that you will receive timely payments on
                                       your certificates.

                                   o   The ratings do not assess the likelihood
                                       of prepayments, including those caused by
                                       defaults.

                                   o   The ratings do not assess the likelihood
                                       of early optional termination of the
                                       certificates.

                                   Each rating agency rating classes of a
                                   particular series will determine the amount,
                                   type and nature of credit support required
                                   for that series. This determination may be
                                   based on an actuarial analysis of the
                                   behavior of mortgage loans in a larger group
                                   taking into account the appraised value of
                                   the real estate and the commercial and
                                   multifamily real estate market.

                                   o   We cannot assure you that the historical
                                       data supporting the actuarial analysis
                                       will accurately reflect or predict the
                                       rate of delinquency, foreclosure or loss
                                       that will be experienced by the mortgage
                                       loans in a particular series.

                                   o   We cannot assure you that the appraised
                                       value of any property securing a mortgage
                                       loan in a particular series will remain
                                       stable throughout the life of your
                                       certificate.

                                   o   We cannot assure you that the real estate
                                       market will not experience an overall
                                       decline in property values nor can we
                                       assure you that the outstanding balance
                                       of any mortgage loan in a

                                      -12-

                                       particular series will always be less
                                       than the market value of the property
                                       securing the mortgage loan.

RATINGS DO NOT GUARANTY VALUE      If one or more rating agencies downgrade
                                   certificates of a series, your certificate
                                   will decrease in value. Because none of
                                   Morgan Stanley Capital I Inc., the seller,
                                   the master servicer, the trustee or any
                                   affiliate has any obligation to maintain a
                                   rating of a class of certificates, you will
                                   have no recourse if your certificate
                                   decreases in value.

CASH FLOW FROM THE PROPERTIES
MAY BE VOLATILE AND INSUFFICIENT
TO ALLOW TIMELY PAYMENT ON
YOUR CERTIFICATES                  Repayment of a commercial or multifamily
                                   mortgage loan is dependent on the income
                                   produced by the property. Therefore, the
                                   borrower's ability to repay a mortgage loan
                                   depends primarily on the successful operation
                                   of the property and the net operating income
                                   derived from the property. Net operating
                                   income can be volatile and may be adversely
                                   affected by factors such as:

                                   o   economic conditions causing plant
                                       closings or industry slowdowns;

                                   o   an oversupply of available retail space,
                                       office space or multifamily housing;

                                   o   changes in consumer tastes and
                                       preferences;

                                   o   decrease in consumer confidence;

                                   o   retroactive changes in building codes;

                                   o   the age, design and construction quality
                                       of the property, including perceptions
                                       regarding the attractiveness, convenience
                                       or safety of the property;

                                   o   the age, design, construction quality and
                                       proximity of competing properties;

                                   o   increases in operating expenses due to
                                       external factors such as increases in
                                       heating or electricity costs;

                                   o   increases in operating expenses due to
                                       maintenance or improvements required at
                                       the property;

                                   o   a decline in the financial condition of a
                                       major tenant;

                                   o   a decline in rental rates as leases are
                                       renewed or entered into with new tenants;

                                   o   the concentration of a particular
                                       business type in a building;

                                   o   the length of tenant leases;

                                   o   the creditworthiness of tenants; and

                                   o   the property's "operating leverage."

                                      -13-

                                   Operating leverage refers to the percentage
                                   of total property expenses in relation to
                                   revenue, the ratio of fixed operating
                                   expenses to those that vary with revenue and
                                   the level of capital expenditures required to
                                   maintain the property and retain or replace
                                   tenants.

                                   If a commercial property is designed for a
                                   specific tenant, net operating income may be
                                   adversely affected if that tenant defaults
                                   under its obligations because properties
                                   designed for a specific tenant often require
                                   substantial renovation before it is suitable
                                   for a new tenant. As a result, the proceeds
                                   from liquidating this type of property
                                   following foreclosure might be insufficient
                                   to cover the principal and interest due under
                                   the loan.

                                   It is anticipated that a substantial portion
                                   of the mortgage loans included in any trust
                                   fund will be nonrecourse loans or loans for
                                   which recourse may be restricted or
                                   unenforceable. Therefore, if a borrower
                                   defaults, recourse may be had only against
                                   the specific property and any other assets
                                   that have been pledged to secure the related
                                   mortgage loan.

PROPERTY VALUE MAY BE ADVERSELY
AFFECTED EVEN WHEN THERE IS NO
CHANGE IN CURRENT OPERATING
INCOME                             Various factors may adversely affect the
                                   value of the mortgaged properties without
                                   affecting the properties' current net
                                   operating income. These factors include among
                                   others:

                                   o   changes in governmental regulations,
                                       fiscal policy, zoning or tax laws;

                                   o   potential environmental legislation or
                                       liabilities or other legal liabilities;

                                   o   the availability of refinancing; and

                                   o   changes in interest rate levels or yields
                                       required by investors in income producing
                                       commercial properties.

THE OPERATION OF COMMERCIAL
PROPERTIES IS DEPENDENT UPON
SUCCESSFUL MANAGEMENT              The successful operation of a real estate
                                   project depends upon the property manager's
                                   performance and viability. The property
                                   manager is responsible for:

                                   o   responding to changes in the local
                                       market;

                                   o   planning and implementing the rental
                                       structure;

                                   o   operating the property and providing
                                       building services;

                                   o   managing operating expenses; and

                                   o   assuring that maintenance and capital
                                       improvements are carried out in a timely
                                       fashion.

                                   A good property manager, by controlling
                                   costs, providing appropriate service to
                                   tenants and seeing to the maintenance of
                                   improvements, can improve cash flow, reduce
                                   vacancy, leasing and repair costs and

                                      -14-

                                   preserve building value. On the other hand,
                                   management errors can, in some cases, impair
                                   short-term cash flow and the long term
                                   viability of an income producing property.
                                   Properties deriving revenues primarily from
                                   short-term sources are generally more
                                   management intensive than properties leased
                                   to creditworthy tenants under long-term
                                   leases.

                                   Morgan Stanley Capital I Inc. makes no
                                   representation or warranty as to the skills
                                   of any present or future managers.
                                   Additionally, Morgan Stanley Capital I Inc.
                                   cannot assure you that the property managers
                                   will be in a financial condition to fulfill
                                   their management responsibilities throughout
                                   the terms of their respective management
                                   agreements.

YOU SHOULD CONSIDER THE NUMBER
OF MORTGAGE LOANS IN THE POOL      Assuming pools of equal aggregate unpaid
                                   principal balances, the concentration of
                                   default, foreclosure and loss in a trust fund
                                   containing fewer mortgage loans will
                                   generally be higher than that in trust fund
                                   containing more mortgage loans.

YOUR INVESTMENT IS NOT INSURED
OR GUARANTEED AND YOUR SOURCE
FOR REPAYMENTS IS LIMITED          Payments under the mortgage loans are
                                   generally not insured or guaranteed by any
                                   person or entity.

                                   In general, the borrowers under the mortgage
                                   loans will be entities created to own or
                                   purchase the related commercial property. The
                                   borrowers are set up this way, in significant
                                   part, to isolate the property from the debts
                                   and liabilities of the person creating the
                                   entity. Unless otherwise specified, the loan
                                   will represent a nonrecourse obligation of
                                   the related borrower secured by the lien of
                                   the related mortgage and the related lease
                                   assignments. Even if the loan is recourse,
                                   the borrower generally will not have any
                                   significant assets other than the property or
                                   properties and the related leases, which will
                                   be pledged to the trustee. Therefore,
                                   payments on the loans and, in turn, payments
                                   of principal and interest on your
                                   certificates, will depend primarily or solely
                                   on rental payments by the lessees. Those
                                   rental payments will, in turn, depend on
                                   continued occupancy by, or the
                                   creditworthiness of, those lessees. Both
                                   continued occupancy and creditworthiness may
                                   be adversely affected by a general economic
                                   downturn or an adverse change in the lessees'
                                   financial conditions.

BORROWER MAY BE UNABLE TO REPAY
THE REMAINING PRINCIPAL BALANCE
ON ITS MATURITY DATE WHICH WOULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES                       Some of the mortgage loans may not be fully
                                   amortizing over their terms to maturity and
                                   will require substantial principal
                                   payments--i.e., balloon payments--at their
                                   stated maturity. Mortgage loans with balloon
                                   payments involve a greater degree of risk
                                   because a borrower's ability to make a
                                   balloon payment typically will depend upon
                                   its ability either to timely refinance the
                                   loan or to timely sell the mortgaged
                                   property. However, refinancing a loan or
                                   selling the property will be affected by a
                                   number of factors, including:

                                   o   interest rates;

                                   o   the borrower's equity in the property;

                                      -15-

                                   o   the financial condition and operating
                                       history of the borrower and the property;

                                   o   tax laws;

                                   o   renewability of operating licenses;

                                   o   prevailing economic conditions and the
                                       availability of credit for commercial and
                                       multifamily properties;

                                   o   with respect to certain multifamily
                                       properties and mobile home parks, rent
                                       control laws; and

                                   o   with respect to hospitals, nursing homes
                                       and convalescent homes, reimbursement
                                       rates from private and public coverage
                                       providers.

YOUR CERTIFICATES WILL BEAR
LOSSES IF INSUFFICIENT FUNDS
ARE AVAILABLE TO SATISFY ANY
JUNIOR MORTGAGE LOANS              If the prospectus supplement so specifies,
                                   some of the mortgage loans may be secured
                                   primarily by junior mortgages. In the event
                                   of a liquidation, satisfaction of a mortgage
                                   loan secured by a junior mortgage will be
                                   subordinate to the satisfaction of the
                                   related senior mortgage loan. If the proceeds
                                   are insufficient to satisfy the junior
                                   mortgage and the related senior mortgage, the
                                   junior mortgage loan in the trust fund would
                                   suffer a loss and the class of certificate
                                   you own may bear that loss. Therefore, any
                                   risks of deficiencies associated with first
                                   mortgage loans will be even greater in the
                                   case of junior mortgage loans. See "--Risks
                                   Factors."

OBLIGOR DEFAULT MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       If the related prospectus supplement so
                                   specifies, a master servicer, a sub-servicer
                                   or a special servicer will be permitted,
                                   within prescribed parameters, to extend and
                                   modify whole loans that are in default or as
                                   to which a payment default is imminent. Any
                                   ability to extend or modify may apply, in
                                   particular, to whole loans with balloon
                                   payments. In addition, a master servicer, a
                                   sub-servicer or a special servicer may
                                   receive a workout fee based on receipts from,
                                   or proceeds of, those whole loans. While any
                                   entity granting this type of extension or
                                   modification generally will be required to
                                   determine that the extension or modification
                                   is reasonably likely to produce a greater
                                   recovery on a present value basis than
                                   liquidation, there is no assurance this will
                                   be the case. Additionally, if the related
                                   prospectus supplement so specifies, some of
                                   the mortgage loans included in the mortgage
                                   pool may have been subject to workouts or
                                   similar arrangements following prior periods
                                   of delinquency and default.

TENANT BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               The bankruptcy or insolvency of a major
                                   tenant, or of a number of smaller tenants may
                                   adversely affect the income produced by a
                                   mortgaged property. Under the Bankruptcy
                                   Code, a tenant has the option of assuming or
                                   rejecting any unexpired lease. If the tenant
                                   rejects the lease, the landlord's claim would
                                   be a general unsecured claim against the
                                   tenant, absent collateral securing the claim.
                                   The claim would be limited to the unpaid rent
                                   reserved for the periods prior to the
                                   bankruptcy petition or the earlier surrender
                                   of the leased

                                      -16-

                                   premises, which are unrelated to the
                                   rejection, plus the greater of one year's
                                   rent or 15% of the remaining rent reserved
                                   under the lease, but not more than three
                                   years' rent to cover any rejection related
                                   claims.

BORROWER BANKRUPTCY MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               Under the Bankruptcy Code, the filing of a
                                   petition in bankruptcy by or against a
                                   borrower will stay the sale of the real
                                   property owned by that borrower, as well as
                                   the commencement or continuation of a
                                   foreclosure action. In addition, if a court
                                   determines that the value of the mortgaged
                                   property is less than the principal balance
                                   of the mortgage loan it secures, the court
                                   may prevent a lender from foreclosing on the
                                   mortgaged property, subject to certain
                                   protections available to the lender. As part
                                   of a restructuring plan, a court also may
                                   reduce the amount of secured indebtedness to
                                   the then-value of the mortgaged property.
                                   Such an action would make the lender a
                                   general unsecured creditor for the difference
                                   between the then-value and the amount of its
                                   outstanding mortgage indebtedness. A
                                   bankruptcy court also may:

                                   o   grant a debtor a reasonable time to cure
                                       a payment default on a mortgage loan;

                                   o   reduce monthly payments due under a
                                       mortgage loan;

                                   o   change the rate of interest due on a
                                       mortgage loan; or

                                   o   otherwise alter the mortgage loan's
                                       repayment schedule.

                                   Moreover, the filing of a petition in
                                   bankruptcy by, or on behalf of, a junior
                                   lienholder may stay the senior lienholder
                                   from taking action to foreclose on the
                                   mortgaged property in a manner that would
                                   substantially diminish the position of the
                                   junior lien. Additionally, the borrower's
                                   trustee or the borrower, as
                                   debtor-in-possession, has certain special
                                   powers to avoid, subordinate or disallow
                                   debts. In certain circumstances, the claims
                                   of the trustee may be subordinated to
                                   financing obtained by a debtor-in-possession
                                   subsequent to its bankruptcy.

                                   Under the Bankruptcy Code, the lender will be
                                   stayed from enforcing a borrower's assignment
                                   of rents and leases. The Bankruptcy Code also
                                   may interfere with the lender's ability to
                                   enforce lockbox requirements. The legal
                                   proceedings necessary to resolve these issues
                                   can be time consuming and may significantly
                                   delay the receipt of rents. Rents also may
                                   escape an assignment to the extent they are
                                   used by the borrower to maintain the
                                   mortgaged property or for other court
                                   authorized expenses.

                                   As a result of the foregoing, the lender's
                                   recovery with respect to borrowers in
                                   bankruptcy proceedings may be significantly
                                   delayed, and the aggregate amount ultimately
                                   collected may be substantially less than the
                                   amount owed.

                                      -17-

SOPHISTICATION OF THE
BORROWER MAY ADVERSELY
AFFECT PAYMENT
ON YOUR CERTIFICATES               In general, the mortgage loans will be made
                                   to partnerships, corporations or other
                                   entities rather than individuals. This may
                                   entail greater risks of loss from delinquency
                                   and foreclosure than do single family
                                   mortgage loans. In addition, the borrowers
                                   under commercial mortgage loans may be more
                                   sophisticated than the average single family
                                   home borrower. This may increase the
                                   likelihood of protracted litigation or the
                                   likelihood of bankruptcy in default
                                   situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH
COULD ADVERSELY AFFECT
PAYMENT ON YOUR CERTIFICATES       Although the prospectus supplement for a
                                   series of certificates will describe the
                                   credit support for the related trust fund,
                                   the credit support will be limited in amount
                                   and coverage and may not cover all potential
                                   losses or risks. Use of credit support will
                                   be subject to the conditions and limitations
                                   described in the prospectus and in the
                                   related prospectus supplement. Moreover, any
                                   applicable credit support may not cover all
                                   potential losses or risks. For example,
                                   credit support may not cover fraud or
                                   negligence by a mortgage loan originator or
                                   other parties.

                                   A series of certificates may include one or
                                   more classes of subordinate certificates,
                                   which may include certificates being offered
                                   to you. Although subordination is intended to
                                   reduce the senior certificateholders' risk of
                                   delinquent distributions or ultimate losses,
                                   the amount of subordination will be limited
                                   and may decline under certain circumstances.
                                   In addition, if principal payments are made
                                   in a specified order of priority, and limits
                                   exist with respect to the aggregate amount of
                                   claims under any related credit support, the
                                   credit support may be exhausted before the
                                   principal of the certificate classes with
                                   lower priority has been repaid. Significant
                                   losses and shortfalls on the assets
                                   consequently may fall primarily upon classes
                                   of certificates having a lower payment
                                   priority. Moreover, if a form of credit
                                   support covers more than one series of
                                   certificates, holders of certificates
                                   evidencing an interest in a covered series
                                   will be subject to the risk that the credit
                                   support will be exhausted by the claims of
                                   other covered series.

                                   The amount of any credit support supporting
                                   one or more classes of certificates being
                                   offered to you, including the subordination
                                   of one or more classes will be determined on
                                   the basis of criteria established by each
                                   pertinent rating agency. Those criteria will
                                   be based on an assumed level of defaults,
                                   delinquencies, other losses or other factors.
                                   However, the loss experience on the related
                                   mortgage loans or mortgage backed securities
                                   may exceed the assumed levels. See
                                   "Description of Credit Support."

                                   Regardless of the form of any credit
                                   enhancement, the amount of coverage will be
                                   limited and, in most cases, will be subject
                                   to periodic reduction, in accordance with a
                                   schedule or formula. The master servicer
                                   generally will be permitted to reduce,
                                   terminate or substitute all or a portion of
                                   the credit enhancement for any series of
                                   certificates, if the applicable rating agency
                                   indicates that the then-current ratings will
                                   not be adversely affected. A rating agency
                                   may lower the ratings of any series of
                                   certificates if the obligations of any credit
                                   support

                                      -18-

                                   provider are downgraded. The ratings also may
                                   be lowered if losses on the related mortgage
                                   loans or MBS substantially exceed the level
                                   contemplated by the rating agency at the time
                                   of its initial rating analysis. Neither
                                   Morgan Stanley Capital I Inc., the master
                                   servicer nor any of their affiliates will
                                   have any obligation to replace or supplement
                                   any credit enhancement, or to take any other
                                   action to maintain any ratings of any series
                                   of certificates.

INVESTORS IN SUBORDINATE CLASSES
OF CERTIFICATES MAY BE SUBJECT
TO DELAYS IN PAYMENT AND MAY NOT
RECOVER THEIR INITIAL
INVESTMENTS                        To the extent described in this prospectus,
                                   the subordinate certificateholders' rights to
                                   receive distributions with respect to the
                                   assets to which they would otherwise be
                                   entitled will be subordinate to the rights of
                                   the senior certificateholders and of the
                                   master servicer, if the master servicer is
                                   paid its servicing fee, including any unpaid
                                   servicing fees with respect to one or more
                                   prior periods, and is reimbursed for certain
                                   unreimbursed advances and unreimbursed
                                   liquidation expenses. As a result, investors
                                   in subordinate certificates must be prepared
                                   to bear the risk that they may be subject to
                                   delays in payment and may not recover their
                                   initial investments.

                                   The yields on the subordinate certificates
                                   may be extremely sensitive to the loss
                                   experience of the assets and the timing of
                                   any losses. If the actual rate and amount of
                                   losses experienced by the assets exceed the
                                   rate and amount assumed by an investor, the
                                   yields to maturity on the subordinate
                                   certificates may be lower than anticipated.

DIFFICULTIES IN ENFORCEMENT OF
LOAN PROVISIONS MAY ADVERSELY
AFFECT PAYMENT ON YOUR
CERTIFICATES                       The mortgage loans may contain due-on-sale
                                   clauses, which permit a lender to accelerate
                                   the maturity of the mortgage loan if the
                                   borrower sells, transfers or conveys the
                                   related mortgaged property or its interest in
                                   the mortgaged property and debt-acceleration
                                   clauses, which permit a lender to accelerate
                                   the loan upon a monetary or non-monetary
                                   default by the borrower. These clauses are
                                   generally enforceable. The courts of all
                                   states will enforce clauses providing for
                                   acceleration in the event of a material
                                   payment default. The equity courts, however,
                                   may refuse to enforce these clauses if
                                   acceleration of the indebtedness would be
                                   inequitable, unjust or unconscionable.

                                   If the related prospectus supplement so
                                   specifies, the mortgage loans will be secured
                                   by an assignment of leases and rents.
                                   Pursuant to those assignments, the borrower
                                   typically assigns its right, title and
                                   interest as landlord under the leases on the
                                   related mortgaged property and the income
                                   derived from the leases to the lender as
                                   further security for the related mortgage
                                   loan, while retaining a license to collect
                                   rents as long as there is no default. If the
                                   borrower defaults, the license terminates and
                                   the lender is entitled to collect rents.
                                   These assignments are typically not perfected
                                   as security interests prior to actual
                                   possession of the cash flows. Some state laws
                                   may require that the lender take possession
                                   of the mortgaged property and obtain judicial
                                   appointment of a receiver before becoming
                                   entitled to collect the rents. In addition,
                                   if bankruptcy or similar proceedings are
                                   commenced by or in respect of the borrower,
                                   the lender's ability to collect the rents may
                                   be adversely

                                      -19-

                                   affected. See "Legal Aspects of the Mortgage
                                   Loans and the Leases--Leases and Rents."

ENVIRONMENTAL ISSUES AT THE
MORTGAGED PROPERTIES MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Real property pledged as security for a
                                   mortgage loan may be subject to environmental
                                   risks. Under federal law and the laws of
                                   certain states, contamination of a property
                                   may give rise to a lien on the property to
                                   assure the costs of cleanup. In several
                                   states, this type of lien has priority over
                                   the lien of an existing mortgage against the
                                   property. Moreover, the presence of hazardous
                                   or toxic substances, or the failure to
                                   remediate the property, may adversely affect
                                   the owner or operator's ability to borrow
                                   using the property as collateral. In
                                   addition, under the laws of some states and
                                   under CERCLA and other federal law, a lender
                                   may become liable, as an "owner operator,"
                                   for costs of addressing releases or
                                   threatened releases of hazardous substances
                                   that require remedy at a property, if agents
                                   or employees of the lender have become
                                   sufficiently involved in the management or
                                   operations of the borrower. Liability may be
                                   imposed even if the environmental damage or
                                   threat was caused by a prior owner.

                                   Under certain circumstances, a lender also
                                   risks this type of liability on foreclosure
                                   of the mortgage. Unless the related
                                   prospectus supplement specifies otherwise,
                                   neither the master servicer, the sub-servicer
                                   nor the special servicer may acquire title to
                                   a mortgaged property or take over its
                                   operation unless the master servicer has
                                   previously determined, based upon a report
                                   prepared by a person who regularly conducts
                                   environmental audits, that:

                                   o   the mortgaged property is in compliance
                                       with applicable environmental laws, and
                                       there are no circumstances present at the
                                       mortgaged property for which
                                       investigation, testing, monitoring,
                                       containment, clean-up or remediation
                                       could be required under any federal,
                                       state or local law or regulation; or

                                   o   if the mortgaged property is not in
                                       compliance with applicable environmental
                                       laws or circumstances requiring any of
                                       the foregoing actions are present, that
                                       it would be in the best economic interest
                                       of the trust fund to acquire title to the
                                       mortgaged property and take the actions
                                       as would be necessary and appropriate to
                                       effect compliance or respond to those
                                       circumstances.

                                   See "Legal Aspects of the Mortgage Loans and
                                   Leases--Environmental Legislation."

IF YOU ARE SUBJECT TO ERISA,
YOU MAY NOT BE ELIGIBLE TO
PURCHASE CERTIFICATES              Generally, ERISA applies to investments made
                                   by employee benefit plans and transactions
                                   involving the assets of those plans. Due to
                                   the complexity of regulations governing those
                                   plans, prospective investors that are subject
                                   to ERISA are urged to consult their own
                                   counsel regarding consequences under ERISA of
                                   acquisition, ownership and disposition of the
                                   offered certificates of any series.

                                      -20-

THE INCOME TAX CONSIDERATIONS
SHOULD IMPACT YOUR DECISION TO
PURCHASE A REMIC RESIDUAL
CERTIFICATE                        Except as provided in the prospectus
                                   supplement, REMIC residual certificates are
                                   anticipated to have "phantom income"
                                   associated with them. That is, taxable income
                                   is anticipated to be allocated to the REMIC
                                   residual certificates in the early years of
                                   the existence of the related REMIC--even if
                                   the REMIC residual certificates receive no
                                   distributions from the related REMIC--with a
                                   corresponding amount of losses allocated to
                                   the REMIC residual certificates in later
                                   years. Accordingly, the present value of the
                                   tax detriments associated with the REMIC
                                   residual certificates may significantly
                                   exceed the present value of the tax benefits
                                   related thereto, and the REMIC residual
                                   certificates may have a negative "value."

                                   Moreover, the REMIC residual certificates
                                   will, in effect, be allocated an amount of
                                   gross income equal to the non-interest
                                   expenses of the REMIC, but those expenses
                                   will be deductible only as itemized
                                   deductions, and will be subject to all the
                                   limitations applicable to itemized
                                   deductions, by holders of REMIC residual
                                   certificates that are individuals.
                                   Accordingly, investment in the REMIC residual
                                   certificates generally will not be suitable
                                   for individuals or for certain pass-through
                                   entities, such as partnerships or S
                                   corporations, that have individuals as
                                   partners or shareholders. In addition, REMIC
                                   residual certificates are subject to
                                   restrictions on transfer. Finally,
                                   prospective purchasers of a REMIC residual
                                   certificate should be aware that Treasury
                                   Department regulations do not permit certain
                                   REMIC residual interests to be marked to
                                   market.

REQUIRED CONSENT IN CONNECTION
WITH SERVICING THE PROPERTIES
MAY EFFECT THE TIMING OF
PAYMENTS ON YOUR CERTIFICATES      Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate principal balance
                                   of all outstanding certificates of a series
                                   or a similar means of allocating
                                   decision-making will be required to direct
                                   certain actions. The actions may include
                                   directing the special servicer or the master
                                   servicer regarding measures to be taken with
                                   respect to some of the mortgage loans and
                                   real estate owned properties and amending the
                                   relevant pooling agreement or trust
                                   agreement. The consent or approval of these
                                   holders will be sufficient to bind all
                                   certificateholders of the relevant series.
                                   See "Description of the Agreements--Events of
                                   Default," "--Rights Upon Event of Default,"
                                   and "--Amendment."

LITIGATION ARISING OUT OF
ORDINARY BUSINESS MAY
ADVERSELY AFFECT PAYMENT
ON YOUR CERTIFICATES               There may be pending or threatened legal
                                   proceedings against the borrowers and
                                   managers of the mortgaged properties and
                                   their respective affiliates arising out of
                                   the ordinary business of the borrowers,
                                   managers and affiliates. This litigation
                                   could cause a delay in the payment on your
                                   certificates. Therefore, we cannot assure you
                                   that this type of litigation would not have a
                                   material adverse effect on your certificates.

                                      -21-

COMPLIANCE WITH THE AMERICANS
WITH DISABILITIES ACT OF 1990
MAY BE EXPENSIVE AND MAY
ADVERSELY AFFECT PAYMENT ON
YOUR CERTIFICATES                  Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required
                                   to meet federal requirements related to
                                   access and use by disabled persons. Borrowers
                                   may incur costs complying with the Americans
                                   with Disabilities Act of 1990. In addition,
                                   noncompliance could result in the imposition
                                   of fines by the federal government or an
                                   award of damages to private litigants. These
                                   costs of complying with the Americans with
                                   Disabilities Act of 1990 and the possible
                                   imposition of fines for noncompliance would
                                   result in additional expenses on the
                                   mortgaged properties, which could have an
                                   adverse effect on your certificates.

IF YOUR CERTIFICATE IS BOOK-
ENTRY, YOU WILL NOT BE
RECOGNIZED AS A
CERTIFICATEHOLDER BY THE
TRUSTEE                            If the prospectus supplement so provides, one
                                   or more classes of the certificates offered
                                   to you will be initially represented by one
                                   or more certificates for each class
                                   registered in the name of Cede & Co., the
                                   nominee for the Depository Trust Company. If
                                   you purchase this type of certificate:

                                   o   your certificate will not be registered
                                       in your name or the name of your nominee;

                                   o   you will not be recognized by the trustee
                                       as a certificateholder; and

                                   o   you will be able to exercise your right
                                       as a certificateholder only through the
                                       Depository Trust Company and its
                                       participating organizations.

                                   You will be recognized as a certificateholder
                                   only if and when definitive certificates are
                                   issued. See "Description of the
                                   Certificates--Book-Entry Registration and
                                   Definitive Certificates."

                -------------------------------------------------

This prospectus also contains forward-looking statements that involve risks and uncertainties. Actual results could differ from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described above under "Risk Factors" and elsewhere in this prospectus.

                                      -22-

                         DESCRIPTION OF THE TRUST FUNDS

      Capitalized terms are defined in the "Glossary of Terms" beginning on page
112.

ASSETS

     Each series of certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund. The primary assets of each trust fund will include:

     o   multifamily mortgage loans, commercial mortgage loans or both;

     o   mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities;

     o   direct obligations of the United States, agencies of the United States or agencies created by government entities which are not subject to redemption prior to maturity at the option of the issuer and are (a)
         interest-bearing securities, (b) non-interest bearing securities, (c)
         originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d)
         interest-bearing securities from which the right to payment of principal has been removed; or

     o   a combination of mortgage loans, mortgage backed securities and government securities.

     Neither the mortgage loans nor the mortgage backed securities will be guaranteed or insured by Morgan Stanley Capital I Inc. or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any government agency or instrumentality or by any other person. Each asset will be selected by
Morgan Stanley Capital I Inc. for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of Morgan Stanley Capital I Inc. and, with respect to mortgage loans or mortgage backed securities, which prior holder may or may not be the originator of the mortgage loan or the issuer of the mortgage backed securities.

     Unless otherwise specified in the related prospectus supplement, the certificates of any series will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments in respect of the assets of any other trust fund established by Morgan Stanley Capital I Inc. If specified in the related prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the assets.

MORTGAGE LOANS

  GENERAL

     The mortgage loans will be secured by liens on, or security interests in, mortgaged properties consisting of:

     o   Multifamily Properties which are residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings; or

     o   Commercial Properties which are office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

The mortgaged properties will be located in any one of the fifty states, the
District of Columbia or the Commonwealth of Puerto Rico, or, in another location, if specified in the related prospectus supplement. The mortgage loans in the mortgage pool will be evidenced by promissory notes secured by first or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on the mortgaged property. Multifamily
Properties may include mixed commercial and residential structures and may include apartment

                                      -23-

buildings owned by private cooperative housing corporations. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the prospectus supplement, the term of any leasehold will exceed the term of the related mortgage note by at least five years. Each mortgage loan will have been originated by a person other than Morgan Stanley Capital I Inc. The related prospectus supplement will indicate if any originator or a mortgage loan is an affiliate of Morgan Stanley Capital I Inc., mortgage loans will generally also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the mortgage loan.

  LEASES

     If specified in the related prospectus supplement, some or all of the mortgage loans will include assignments of the leases of the related mortgaged properties and assignments of the rental payments due from lessee to lessor under the leases. To the extent specified in the related prospectus supplement, the commercial properties may be leased to lessees that respectively occupy all or a portion of the properties. Pursuant to an assignment of a lease, the related borrower may assign its rights, title and interest as lessor under each lease and the income derived from the lease to the related lender, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender or its agent is entitled to collect the rents from the related lessee or lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the lease assignments by a lender until it takes possession of the related mortgaged property or a receiver is appointed. See "Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents". Alternatively, if
specified in the related prospectus supplement, the borrower and the lender may agree that payments under leases are to be made directly to the master servicer.

     If described in the related prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related mortgage loans. In some cases, the leases may require the lessees to pay their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some of the leases may require the borrower to bear costs associated with structural repairs or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the related prospectus supplement, under certain circumstances the lessees may be permitted to set off their rental obligations against the obligations of the borrowers under the leases. In those cases where payments under the leases, net of any operating expenses payable by the borrowers are insufficient to pay all of the scheduled principal and interest on the related mortgage loans, the borrowers must rely on other income or sources, including security deposits, generated by the related mortgaged property to make payments on the related mortgage loan.

     To the extent specified in the related prospectus supplement, some commercial properties may be leased entirely to one lessee. In these cases, absent the availability of other funds, the borrower must rely entirely on rent paid by the lessee in order for the borrower to pay all of the scheduled principal and interest on the related mortgage loan. To the extent specified in the related prospectus supplement, some of the leases may expire prior to the stated maturity of the related mortgage loan. In these cases, upon expiration of the leases the borrowers will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on these mortgage loans unless the lease is renewed. As specified in the related prospectus supplement, some of the leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the borrower, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility, while other leases provide that it is the lessee's responsibility, to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the related lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the ingress or egress to the leased space has been materially impaired.

  DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of the property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which

                                      -24-

means that, absent special facts, the lender may look only to the Net Operating
Income from the property for repayment of the mortgage debt, and not to any other of the borrower's assets, in the event of the borrower's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. The "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan. "Net Operating Income"
means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

     As the primary component of Net Operating Income, rental income as well as maintenance payments from tenant-stockholders of a cooperative is subject to the vagaries of the applicable real estate market or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower, is responsible for payment of some or all of these expenses;
however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related mortgage loan. See
"--Leases" above.

     The duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties. However, that risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities and hospitals, the income from which and the operating expenses of which are subject to state and federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of these regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default because other factors may outweigh a high Debt
Service Coverage Ratio. For instance, where a mortgage loan requires substantial principal payments at the stated maturity, the risk of default if the balloon payment cannot be refinanced at maturity is significant, even though the related
Debt Service Coverage Ratio may be high.

     The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the borrower.

                                      -25-

     Appraised values for income-producing properties may be based on:

     o   the recent resale value of comparable properties at the date of the appraisal;

     o   the cost of replacing the property;

     o   a projection of value based upon the property's projected net cash flow; or

     o   a selection from or interpolation of the values derived from the methods listed here.

     Each of these appraisal methods presents analytical challenges for the following reasons:

     o   it is often difficult to find truly comparable properties that have recently been sold;

     o   the replacement cost of a property may have little to do with its current market value;

     o   income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate;

     o   more than one of the appraisal methods may be used and each may produce significantly different results; and

     o   if a high Loan-to-Value Ratio accompanies a high Debt Service Coverage
         Ratio or vice versa, the analysis of default and loss risks is difficult.

     While Morgan Stanley Capital I Inc. believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that these factors will in fact have been considered by the originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors--Borrower May Be Unable To Repay The
Remaining Principal Balance On Its Maturity Date Which Would Adversely Affect
Payment On Your Certificates," "--Your Certificates Will Bear Losses If
Insufficient Funds Are Available to Satisfy Any Junior Mortgage Loans," and
"--Obligor Default May Adversely Affect Payment on Your Certificates."

  LOAN-TO-VALUE RATIO

     The Loan-to-Value Ratio of a mortgage loan at any given time is the ratio, expressed as a percentage, of the then outstanding principal balance of the mortgage loan to the Value of the related mortgaged property. The Value of a mortgaged property, other than with respect to Refinance Loans, is generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan and

     o   the sales price for that property.

Refinance Loans are loans made to refinance existing loans. Unless the related prospectus supplement provides otherwise, the Value of the mortgaged property securing a Refinance Loan is the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

   MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each prospectus supplement will contain information, as of the date of that prospectus supplement or the Cut-off Date, if applicable and specifically known to Morgan Stanley Capital I Inc., with respect to the mortgage loans, including:

     o   the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans, unless the related prospectus supplement provides

                                      -26-

         otherwise, the close of business on the Cut-off Date, which is a day of the month of formation of the related trust fund, as designated in the prospectus supplement;

     o   the type of property securing the mortgage loans, e.g., multifamily property or commercial property and the type of property in each category;

     o   the weighted average, by principal balance, of the original and remaining terms to maturity of the mortgage loans;

     o   the earliest and latest origination date and maturity date of the mortgage loans;

     o   the weighted average, by principal balance, of the Loan-to-Value Ratios at origination of the mortgage loans;

     o   the mortgage rates or range of mortgage rates and the weighted average mortgage rate borne by the mortgage loans;

     o   the state or states in which most of the mortgaged properties are located;

     o   information with respect to the prepayment provisions, if any, of the mortgage loans;

     o   the weighted average Retained Interest, if any;

     o   with respect to mortgage loans with adjustable mortgage rates, the
         Index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage rate or monthly payment variation at the time of any adjustment thereof and over the life of the adjustable rate loan and the frequency of monthly payment adjustments;

     o   the Debt Service Coverage Ratio either at origination or as of a more recent date, or both; and

     o   information regarding the payment characteristics of the mortgage loans, including without limitation balloon payment and other amortization provisions.

The related prospectus supplement will also contain certain information available to Morgan Stanley Capital I Inc. with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Default and Loss
Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to Morgan Stanley Capital
I Inc. at the time certificates are initially offered, more general information of the nature described in the bullet points in this section will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current
Report on Form 8-K with the Securities and Exchange Commission within fifteen days after the initial issuance.

  PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will:

     o   have individual principal balances at origination of not less than
         $25,000;

     o   have original terms to maturity of not more than 40 years; and

     o   provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at another interval as specified in the related prospectus supplement.

     Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at a mortgage rate. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated
maturity date, in each

                                      -27-

case as described in the related prospectus supplement. Each mortgage loan may contain a Lockout Period and Lockout Date, the date of expiration of the Lockout
Period, or require payment of a prepayment premium in connection with a prepayment, in each case as described in the related prospectus supplement.

     In the event that holders of any class or classes of the offered certificates in this prospectus supplement will be entitled to all or a portion of any prepayment premiums collected in respect of mortgage loans, the related prospectus supplement will specify the method or methods by which these amounts will be allocated. A mortgage loan may also contain provisions entitling the lender to a share of profits realized from the operation or disposition of the mortgaged property, as described in the related prospectus supplement. In the event that holders of any class or classes of offered certificates will be entitled to all or a portion of an Equity Participation, the related prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among the certificates.

MORTGAGE BACKED SECURITIES

     Any MBS will have been issued pursuant to an MBS Agreement. A seller, the
MBS issuer, or the servicer of the underlying mortgage loans or Underlying MBS, or a combination of those entities, will have entered into the MBS Agreement with an MBS trustee, if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

     Distributions of any principal or interest, as applicable, will be made on
MBS on the dates specified in the related prospectus supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS trustee or the MBS servicer.
The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of the credit support, if any, will be a function of certain characteristics of the mortgage loans or Underlying MBS evidenced by or securing the MBS and other factors and generally will have been established for the MBS on the basis of requirements of any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates evidencing interests in assets that include MBS will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amount or
         Notional Amount, as applicable, and type of the MBS to be included in the trust fund;

     o   the original and remaining term to stated maturity of the MBS, if applicable;

     o   whether the MBS is entitled only to interest payments, only to principal payments or to both;

     o   the pass-through or bond rate of the MBS or formula for determining the rates, if any;

     o   the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features;

     o   the MBS issuer, MBS servicer and MBS trustee, as applicable;

     o   characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to the MBS;

     o   the terms on which the MBS or the related Underlying Mortgage Loans or
         Underlying MBS may, or are required to, be purchased prior to their maturity;

                                      -28-

     o   the terms on which mortgage loans or Underlying MBS may be substituted for those originally underlying the MBS;

     o   the servicing fees payable under the MBS Agreement;

     o   the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in
         Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph;

     o   the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS, and

     o   whether the MBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the
         Participants Trust Company.

     If specified in the prospectus supplement for a series of certificates, a trust fund may contain one or more MBS issued by Morgan Stanley Capital I Inc.
that each represent an interest in one or more Underlying Mortgage Loans. The prospectus supplement for a series will contain the disclosure concerning the
MBS described in the preceding paragraph and, in particular, will disclose the
Underlying Mortgage Loans appropriately in light of the percentage of the aggregate principal balance of all assets represented by the principal balance of the MBS.

GOVERNMENT SECURITIES

     The prospectus supplement for a series of certificates evidencing interests in assets of a trust fund that include government securities will specify, to the extent available:

     o   the aggregate approximate initial and outstanding principal amounts or
         Notional Amounts, as applicable, and types of the government securities to be included in the trust fund;

     o   the original and remaining terms to stated maturity of the government securities;

     o   whether the government securities are entitled only to interest payments, only to principal payments or to both;

     o   the interest rates of the government securities or the formula to determine the rates, if any;

     o   the applicable payment provisions for the government securities; and

     o   to what extent, if any, the obligation evidenced by the related series of certificates is backed by the full faith and credit of the United
         States.

ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the related prospectus supplement deposit all payments and collections received or advanced with respect to the assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held in that account may be held as cash or invested in short-term, investment grade obligations, in each case as described in the related prospectus supplement. See "Description of the
Agreements--Certificate Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related prospectus supplement, partial or full protection against certain defaults and losses on the assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage if applicable and related information with respect to each type of Credit Support, if any, will be described in the

                                      -29-

prospectus supplement for a series of certificates. See "Risk Factors--Credit
Support May Not Cover Losses Or Risks Which Could Adversely Affect Payment On
Your Certificates."

CASH FLOW AGREEMENTS

     If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates. Currency exchange agreements might be included in the trust fund if some or all of the mortgage loans or MBS, such as mortgage loans secured by mortgaged properties located outside the United States, were denominated in a non-United States currency. The principal terms of any guaranteed investment contract or other agreement, including, without limitation, provisions relating to the timing, manner and amount of payments and provisions relating to termination, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide information with respect to the obligor under any Cash Flow Agreement.

                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates will be applied by Morgan Stanley Capital I Inc. to the purchase of assets and to pay for certain expenses incurred in connection with the purchase of assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of assets acquired by Morgan Stanley
Capital I Inc., prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder will accrue interest thereon based on a pass-through rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the assets in the related trust fund, which may be affected by prepayments, defaults, liquidations or repurchases. See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a series may have fixed, variable or adjustable pass-through rates, which may or may not be based upon the interest rates borne by the assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify

     o   the pass-through rate for each class of certificates or, in the case of a variable or adjustable pass-through rate, the method of determining the pass-through rate;

     o   the effect, if any, of the prepayment of any mortgage loan or MBS on the pass-through rate of one or more classes of certificates; and

     o   whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable pass-through rate and purchase price of the certificate because, while interest may accrue on each asset during a certain period, the distribution of interest will be made on a day which may be several days, weeks or months following the period of accrual.

                                      -30-

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the certificates will have a stated principal amount in addition to the certificate Balance of a class of Accrual
Certificates, and will be distributed to certificateholders as provided in the related prospectus supplement and will include interest accrued during the
Interest Accrual Period for that Distribution Date. As indicated in this prospectus under "--Pass-Through Rate" above, if the Interest Accrual Period ends on a date other than a Distribution Date for the related series, the yield realized by the holders of the certificates may be lower than the yield that would result if the Interest Accrual Period ended on that Distribution Date. In addition, if so specified in the related prospectus supplement, interest accrued for an Interest Accrual Period for one or more classes of certificates may be calculated on the assumption that distributions of principal, additions to the
Certificate Balance of Accrual Certificates and allocations of losses on the assets may be made on the first day of the Interest Accrual Period for a
Distribution Date and not on that Distribution Date. This method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The
Interest Accrual Period for any class of offered certificates will be described in the related prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the certificates will be affected by the rate of principal payments on the assets including principal prepayments on mortgage loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations. These payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage rates on the mortgage loans comprising or underlying the assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that assets may consist of mortgage loans with different mortgage rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series

     o   will correspond to the rate of principal payments on the assets in the related trust fund;

     o   is likely to be affected by the existence of Lockout Periods and
         Prepayment Premium provisions of the mortgage loans underlying or comprising the assets; and

     o   is likely to be affected to the extent the servicer of any mortgage loan is able to enforce the Lockout Period and Prepayment Premium provisions.

Mortgage loans with a Lockout Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without these provisions, with shorter Lockout Periods or with lower Prepayment Premiums.

     If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the certificates of the series of prepayments of the assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

     When a full prepayment is made on a mortgage loan, the borrower is charged interest on the principal amount of the mortgage loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related prospectus supplement, a partial prepayment of

                                      -31-

principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the Due Date in the month in which the partial prepayment is received. As a result, to the extent set forth in the related prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of the partial prepayment by an amount equal to one month's interest at the applicable pass-through rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the mortgage loans or MBS may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage loans or the MBS and distributed on a certificate, the greater the effect on the investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease or increase in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the assets included in or comprising a trust fund and the rate at which payments are made from any
Credit Support or Cash Flow Agreement for the related series of certificates may affect the ultimate maturity and the weighted average life of each class of a series. Prepayments on the mortgage loans comprising or underlying the mortgage loans or MBS in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates of the related series.

     If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled Distribution
Date, which is the date on or prior to which the certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to that series set forth in the related prospectus supplement.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage loans or MBS is paid to that class, which may be in the form of scheduled amortization or prepayments which include prepayments, in whole or in part, and liquidations due to default.

     In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the
MBS. If any mortgage loans comprising or underlying the assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the assets will, to some extent, be a function of the mix of mortgage rates and maturities of the mortgage loans comprising or underlying the assets. See "Description of the Trust Funds."

     Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage loans, the MBS or both. Moreover,
CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage loans or the MBS for any series will not conform to any particular level of CPR.

     Morgan Stanley Capital I Inc. is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate Balance of each class that would be outstanding on specified
Distribution Dates. The information in these tables will be based on the assumptions stated in the prospectus supplement, including assumptions that

                                      -32-

prepayments on the mortgage loans comprising or underlying the related assets are made at rates corresponding to various percentages of CPR or at other rates specified in the prospectus supplement. These tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage loans or MBS for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

  TYPE OF MORTGAGE ASSET

     A number of mortgage loans may have balloon payments due at maturity.
Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of this type of mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the related prospectus supplement, be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates. This would lengthen the period of time elapsed from the date of issuance of a certificate until it is retired.

  FORECLOSURES AND PAYMENT PLANS

     The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage loans or MBS that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans comprising or underlying the mortgage loans or MBS and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

  DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

     Acceleration of mortgage payments as a result of transfers of or the creation of encumbrances upon underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the assets may include "due-on-sale" clauses or
"due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or other transfers of or the creation of encumbrances upon the related mortgaged property. With respect to any Whole Loans, unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise--or waive its right to exercise--any rights that the trustee may have as lender to accelerate payment of the Whole
Loan in a manner consistent with the Servicing Standard. See "Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and
"Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

                                  THE DEPOSITOR

     Morgan Stanley Capital I Inc., the depositor, is a direct wholly-owned subsidiary of Morgan Stanley and was incorporated in the State of Delaware on
January 28, 1985. The principal executive offices of Morgan Stanley Capital I
Inc. are located at 1585 Broadway, 37th Floor, New York, New York 10036. Its
telephone number is (212) 761-4000.

     Morgan Stanley Capital I Inc. does not have, nor is it expected in the future to have, any significant assets.

                                      -33-

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates of each series, including any class of certificates not offered by this prospectus, will represent the entire beneficial ownership interest in the trust fund created pursuant to the related Agreement. Each series of certificates will consist of one or more classes of certificates that may:

     o   provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

     o   be senior or subordinate to one or more other classes of certificates in respect of distributions on the certificates;

     o   be entitled to principal distributions, with disproportionately low, nominal or no interest distributions;

     o   be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;

     o   provide for distributions of accrued interest thereon commencing only following the occurrence of events, such as the retirement of one or more other classes of certificates of the series;

     o   provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement;

     o   provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component; or

     o   do all or any combination of the above.

Any of the foregoing may be included in the certificates being offered to you.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped
Interest Certificates, Notional Amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and these certificates may be exchanged without the payment of any service charge payable in connection with the registration of transfer or exchange. However Morgan Stanley Capital I Inc. or the trustee or any of its agents may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued in definitive form or in book-entry form, as provided in the related prospectus supplement. See "Risk Factors--If Your Certificate Is Book-Entry, You
Will Not Be Recognized As Certificateholder By The Trustee." Under limited circumstances, definitive certificates will be exchangeable for other certificates of the same class and series of a like aggregate Certificate
Balance, Notional Amount or percentage interest but of different authorized denominations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the trustee on each Distribution Date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the Distribution Date. Except as otherwise specified in the related prospectus supplement, distributions other than the final distribution will be made to the persons in whose names the certificates are registered on the Record Date, and the amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each Distribution Date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the related prospectus supplement or otherwise established by the related trustee.

     Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities to receive payments by wire transfer, if the

                                      -34-

certificateholder has so notified the trustee or other person required to make the payments no later than the date specified in the related prospectus supplement and, if so provided in the related prospectus supplement, holds certificates in the requisite amount specified in the related prospectus supplement, or by check mailed to the address of the person entitled to receive payments as it appears on the Certificate Register. However, the final distribution in retirement of the certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the certificates of each series on each Distribution
Date will be made from the Available Distribution Amount described in this paragraph, in accordance with the terms described in the related prospectus supplement. Unless provided otherwise in the related prospectus supplement, the
Available Distribution Amount for each Distribution Date equals the sum of the following amounts:

     1.  the total amount of all cash on deposit in the related Certificate
         Account as of the corresponding Determination Date, exclusive of:

          o   all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Period;

          o   unless the related prospectus supplement provides otherwise, all prepayments, together with related payments of the interest thereon and related prepayment premiums, Liquidation Proceeds,
              Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period; and

          o   all amounts in the Certificate Account that are due or
              reimbursable to Morgan Stanley Capital I Inc., the trustee, an asset seller, a subservicer, a special servicer, the master servicer or any other entity as specified in the related
              prospectus supplement or that are payable in respect of certain expenses of the related trust fund;

     2.  if the related prospectus supplement so provides, interest or investment income on amounts on deposit in the Certificate Account, including any net amounts paid under any Cash Flow Agreements;

     3.  all advances made by a master servicer or any other entity as specified in the related prospectus supplement with respect to the Distribution
         Date;

     4.  if and to the extent the related prospectus supplement so provides, amounts paid by a master servicer or any other entity as specified in the related prospectus supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

     5.  unless the related prospectus supplement provides otherwise, to the extent not on deposit in the related Certificate Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to the Distribution Date.

     The entire Available Distribution Amount will be distributed among the related certificates, including any certificates not offered hereby, on each
Distribution Date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates, other than classes of Stripped Principal
Certificates that have no pass-through rate, may have a different pass-through rate, which will be a fixed, variable or adjustable rate at which interest will accrue on the class or a component thereof. The related prospectus supplement will specify the pass-through rate for each class or component or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate. Unless otherwise specified in the related prospectus supplement, interest on the certificates will be calculated on the basis of a
360-day year consisting of twelve 30-day months.

                                      -35-

     In general, distributions of interest in respect of the certificates of any class will be made on each Distribution Date based on the Accrued Certificate
Interest for the class and the Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to the class on the
Distribution Date. Accrual Certificates, however, will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related prospectus supplement. In addition, any class of Stripped Principal Certificates are not entitled to any distributions of interest. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the Certificate Balance thereof on each Distribution Date. Unless otherwise provided in the prospectus supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding Notional
Amount thereof immediately prior to each Distribution Date, at the applicable pass-through rate, reduced as described below in the next paragraph.

     The method of determining the Notional Amount for any class of Stripped
Interest Certificates will be described in the related prospectus supplement.
Reference to Notional Amount is solely for convenience in calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate
Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls. Prepayment interest shortfalls are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage loans or MBS in the trust fund for the series. The particular manner in which these shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund. Similarly, with respect to
Accrual Certificates, the related prospectus supplement will describe the extent to which the amount of Accrued Certificate Interest that may be added to the
Certificate Balance of a Class of Offered Certificates may be reduced. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage loans or MBS in the related trust fund will result in a corresponding increase in the Certificate Balance of the class. See "Risk Factors--Prepayments And
Repurchases May Reduce The Yield On Your Certificates," and "--If Prepayment
Premiums Are Not Enforced, Your Certificates May Be Adversely Affected," and
"Yield Considerations."

DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The certificates of each series, other than certain classes of Stripped
Interest Certificates, will have a Certificate Balance. The Certificate Balance will equal the maximum principal amount that the holder will be entitled to receive out of future cash flow on the assets in the trust fund. The outstanding
Certificate Balance of a certificate will be reduced to the extent of distributions of principal and, if and to the extent so provided in the related prospectus supplement, by the amount of losses incurred in respect of the related assets. The outstanding Certificate Balance may be increased in respect of deferred interest on the related mortgage loans to the extent provided in the related prospectus supplement. The outstanding Certificate Balance may be increased in the case of Accrual Certificates, prior to the Distribution Date on which distributions of interest are required to commence, by any related Accrued
Certificate Interest. Unless otherwise provided in the related prospectus supplement, the initial aggregate Certificate Balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related prospectus supplement. Unless otherwise provided in the related prospectus supplement, distributions of principal will be made on each
Distribution Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the
Certificate Balance of that class has been reduced to zero. Stripped Interest
Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "--General" above. To the extent, the descriptions set forth under "--Distributions of Interests on the Certificates"
and "--Distributions of Principal of the

                                      -36-

Certificates" above also relate to components of a class of certificates. In this case, references to Certificate Balance and pass-through rate refer to the principal balance, if any, of any component and the pass-through rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY
PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of Equity Participations that are collected on the mortgage loans or MBS in the related trust fund will be distributed on each Distribution
Date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any
Distribution Date in respect of which losses or shortfalls in collections on the mortgage loans or MBS or both have been incurred, the amount of losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a trust fund against losses and shortfalls on mortgage loans or MBS comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the related prospectus supplement, the master servicer or another entity described in the prospectus supplement will be required as part of its servicing responsibilities to advance on or before each
Distribution Date its own funds or funds held in the Certificate Account that are not included in the Available Distribution Amount for the Distribution Date.
The master servicer or other entity required to make advances will do so, in an amount equal to the aggregate of payments of principal, other than any balloon payments, and interest, net of related servicing fees and Retained Interest, that were due on the Whole Loans in the trust fund during the related Due Period and were delinquent on the related Determination Date. The master servicer or other entity required to make advances will advance, subject to that entity's good faith determination that the advances will be reimbursable from Related
Proceeds. In the case of a series of certificates that includes one or more classes of Subordinate Certificates and if so provided in the related prospectus supplement, the master servicer's or another entity's advance obligation may be limited only to the portion of the delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and may be subject to the master servicer's or another entity's good faith determination that the advances will be reimbursable not only from Related Proceeds but also from collections on other assets otherwise distributable on one or more classes of
Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates. Advances do not guaranty or insure against losses. Unless otherwise provided in the related prospectus supplement, advances of the master servicer's or another entity's funds will be reimbursable only out of Related Proceeds and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of the series.
However, advances will be reimbursable from amounts in the Certificate Account prior to distributions being made on the certificates, to the extent that the master servicer or another entity shall determine in good faith that the advance is a Nonrecoverable Advance. If advances have been made by the master servicer from excess funds in the Certificate Account, the master servicer is required to replace the funds in the Certificate Account on any future Distribution Date to the extent that funds in the Certificate Account on the Distribution Date are
less than payments required to be made to certificateholders on that date. If so specified in the related prospectus supplement, the obligations of the master servicer or another entity to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, the master servicer or another entity will be entitled to receive interest at the rate specified in the prospectus supplement on its outstanding advances and will be entitled to pay itself interest periodically from general collections on the assets prior to any payment to certificateholders or as otherwise provided in the related Agreement and described in the prospectus supplement.

                                      -37-

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any corresponding advancing obligation of any person in connection with the MBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the related prospectus supplement, will forward or cause to be forwarded to each holder, to Morgan Stanley Capital I
Inc. and to the other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (1) the amount of the distribution to holders of certificates of that class applied to reduce the Certificate Balance thereof;

     (2) the amount of the distribution to holders of certificates of that class allocable to Accrued Certificate Interest;

     (3) the amount of the distribution allocable to

         o    prepayment premiums and

         o    payments on account of Equity Participations;

     (4) the amount of related servicing compensation received by a master servicer and, if payable directly out of the related trust fund, by any special servicer and any subservicer and any other customary information as that master servicer or trustee deem necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     (5) the aggregate amount of advances included in that distribution, and the aggregate amount of unreimbursed advances at the close of business on that Distribution Date;

     (6) the aggregate principal balance of the assets at the close of business on that Distribution Date;

     (7) the number and aggregate principal balance of Whole Loans in respect of which:

         o    one scheduled payment is delinquent,

         o    two scheduled payments are delinquent,

         o    three or more scheduled payments are delinquent and

         o    foreclosure proceedings have been commenced;

     (8) with respect to each Whole Loan that is delinquent two or more months:

         o    the loan number thereof,

         o    the unpaid balance thereof,

         o    whether the delinquency is in respect of any balloon payment,

         o    the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof,

         o    if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming the mortgage loan is subsequently liquidated through foreclosure,

         o    whether a notice of acceleration has been sent to the borrower and, if so, the date of the notice,

         o    whether foreclosure proceedings have been commenced and, if so, the date so commenced and

                                      -38-

          o   if the mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (9)  with respect to any Whole Loan liquidated during the related Due
          Period other than by payment in full:

          o   the loan number thereof,

          o   the manner in which it was liquidated and

          o   the aggregate amount of liquidation proceeds received;

     (10) with respect to any Whole Loan liquidated during the related Due
          Period,

          o   the portion of the liquidation proceeds payable or reimbursable to the master servicer, or any other entity, in respect of the mortgage loan and

          o   the amount of any loss to certificateholders;

     (11) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period,

          o   the loan number of the related mortgage loan and

          o   the date of acquisition;

     (12) with respect to each REO Property relating to a Whole Loan and included in the trust fund as of the end of the related Due Period:

          o   the book value,

          o   the principal balance of the related mortgage loan immediately following the Distribution Date, calculated as if the mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement,

          o   the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

          o   if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (13) with respect to any REO Property sold during the related Due Period

          o   the loan number of the related mortgage loan,

          o   the aggregate amount of sale proceeds,

          o   the portion of sales proceeds payable or reimbursable to the master servicer or a special servicer in respect of the REO
              Property or the related mortgage loan and

          o   the amount of any loss to certificateholders in respect of the related mortgage loan;

     (14) the aggregate Certificate Balance or Notional Amount, as the case may be, of each class of certificates including any class of certificates not offered hereby at the close of business on the Distribution Date, separately identifying any reduction in the Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate
          Interest has been added to the balance;

     (15) the aggregate amount of principal prepayments made during the related
          Due Period;

     (16) the amount deposited in the reserve fund, if any, on the Distribution
          Date;

                                      -39-

     (17) the amount remaining in the reserve fund, if any, as of the close of business on the Distribution Date;

     (18) the aggregate unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the Distribution
          Date;

     (19) in the case of certificates with a variable pass-through rate, the pass-through rate applicable to the Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related prospectus supplement;

     (20) in the case of certificates with an adjustable pass-through rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable pass-through rate applicable to the
          Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related prospectus supplement;

     (21) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included in the Series as of the close of business on the Distribution Date; and

     (22) the aggregate amount of payments by the borrowers of:

          o   default interest,

          o   late charges and

          o   assumption and modification fees collected during the related Due
              Period.

     In the case of information furnished pursuant to subclauses (1)-(4) above, the amounts generally will be expressed as a dollar amount per minimum denomination of certificates. In addition, in the case of information furnished pursuant to subclauses (1), (2), (14), (18) and (19) above, the amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the related prospectus supplement, will forward or cause to be forwarded to each holder, to
Morgan Stanley Capital I Inc. and to any other parties as may be specified in the Agreement, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any MBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of the certificates.

     Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the related prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (1)-(4) above, aggregated for the calendar year or the applicable portion thereof during which the person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the
Certificates--Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Certificate Account or by the master servicer, if any, or the trustee and required to be paid to them pursuant to the Agreement following the earlier of

     o   the final payment or other liquidation of the last asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and

     o   the purchase of all of the assets of the trust fund by the party entitled to effect the termination, under the circumstances and in the manner set forth in the related prospectus supplement.

In no event, however, will the trust fund created by the Agreement continue beyond the date specified in the related prospectus supplement. Written notice of termination of the Agreement will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

                                      -40-

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified in the prospectus supplement, under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the Certificate Balance of a specified class or classes of certificates by a specified percentage or amount, the party specified in the prospectus supplement will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of the assets to retire the class or classes or purchase the class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth in the prospectus supplement.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each class will be represented by one or more single certificates registered in the name of a nominee for the depository, the
Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the
State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities
Exchange Act of 1934, as amended. DTC was created to hold securities for its
Participants and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, eliminating the need for physical movement of certificates.
Participants include Morgan Stanley & Co. Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to Indirect
Participants.

     Unless otherwise provided in the related prospectus supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through Participants and Indirect Participants. In addition, these Certificate Owners will receive all distributions on the book-entry certificates through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution
Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each Distribution Date, DTC will forward the payments to its
Participants which thereafter will be required to forward them to Indirect
Participants or Certificate Owners. Unless otherwise provided in the related prospectus supplement, the only certificateholder will be Cede, as nominee of
DTC, and the Certificate Owners will not be recognized by the trustee as certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of certificateholders under the related Agreement only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the book-entry certificates and is required to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and Indirect Participants with which
Certificate Owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective Certificate Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Certificate
Owner to pledge its interest in the book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     DTC has advised Morgan Stanley Capital I Inc. that it will take any action permitted to be taken by a certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC interests in the book-entry certificates are credited.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates, rather than to DTC or its nominee only if

     o   Morgan Stanley Capital I Inc. advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and Morgan Stanley
         Capital I Inc. is unable to locate a qualified successor, or

                                      -41-

     o   Morgan Stanley Capital I Inc., at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of definitive certificates for the Certificate Owners.
Upon surrender by DTC of the certificate or certificates representing the book-entry certificates, together with instructions for reregistration, the trustee will issue, or cause to be issued, to the Certificate Owners identified in the instructions the definitive certificates to which they are entitled, and thereafter the trustee will recognize the holders of the definitive certificates as certificateholders under the Agreement.

                          DESCRIPTION OF THE AGREEMENTS

     The certificates will be offered pursuant to a Pooling Agreement or a Trust
Agreement.

     o   A Pooling Agreement will be used where the trust fund includes Whole
         Loans. The parties to a Pooling Agreement will be Morgan Stanley
         Capital I Inc., a trustee, a master servicer and any special servicer appointed as of the date of the Pooling Agreement. If a master servicer is not appointed, a servicer, with, generally, the same obligations as described in this prospectus with respect to the master servicer, unless otherwise specified in the prospectus supplement, will be appointed. This servicer will service all or a significant number of
         Whole Loans directly without a subservicer. References in this prospectus to master servicer and its rights and obligations, to the extent set forth in the related prospectus supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly.

     o   A Trust Agreement will be used where the trust fund does not include
         Whole Loans. The parties to a Trust Agreement will be Morgan Stanley
         Capital I Inc. and a trustee. A manager or administrator may be appointed pursuant to the Trust Agreement for any trust fund to administer the trust fund.

     The provisions of each Agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling Agreement has been filed as an exhibit to the Registration
Statement of which this prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe some of the provisions that may appear in each
Agreement. The prospectus supplement for a series of certificates will describe any provision of the Agreement relating to a series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each trust fund and the description of the provisions in the related prospectus supplement. Morgan
Stanley Capital I Inc. will provide a copy of the Agreement, without exhibits, relating to any series of certificates without charge upon written request of a holder of a certificate of a series addressed to Morgan Stanley Capital I Inc.,
c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New York, New
York 10036, Attention: John E. Westerfield.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any series of certificates, Morgan Stanley
Capital I Inc. will assign or cause to be assigned to the designated trustee the assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to the assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with the assignment, deliver the certificates to Morgan Stanley Capital I Inc. in exchange for the assets and the other assets comprising the trust fund for the series. Each mortgage loan and MBS will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related prospectus supplement, the schedule will include detailed information

     o   in respect of each Whole Loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of the property, the mortgage rate and, if applicable, the applicable Index, margin, adjustment date and any rate cap information, the

                                      -42-

         original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value,
         Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and

     o   in respect of each MBS included in the related trust fund, including without limitation, the MBS issuer, MBS servicer and MBS trustee, the pass-through or bond rate or formula for determining the rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or to the custodian, certain loan documents, which to the extent set forth in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage or a certified copy thereof with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if Morgan Stanley Capital I Inc. delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to these mortgage loans, the trustee or its nominee may not be able to enforce the mortgage note against the related borrower. Unless otherwise specified in the related prospectus supplement, the asset seller will be required to agree to repurchase, or substitute for, this type of mortgage loan that is subsequently in default if the enforcement thereof or of the related mortgage is materially adversely affected by the absence of the original mortgage note. Unless otherwise provided in the related prospectus supplement, the related Agreement will require Morgan Stanley Capital I Inc. or another party specified in the Agreement to promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.
However, in the State of California or in other states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of Morgan Stanley Capital I Inc., the master servicer, the relevant asset seller or any other prior holder of the
Whole Loan, the assignment of mortgage for each related Whole Loan may not be recorded.

     The trustee or a custodian will review the Whole Loan documents within a specified period of days after receipt thereof, and the trustee or a custodian will hold the documents in trust for the benefit of the certificateholders.
Unless otherwise specified in the related prospectus supplement, if any of these documents are found to be missing or defective in any material respect, the trustee or custodian shall immediately notify the master servicer and Morgan
Stanley Capital I Inc., and the master servicer shall immediately notify the relevant asset seller. If the asset seller cannot cure the omission or defect within a specified number of days after receipt of notice, then to the extent set forth in the related prospectus supplement, the asset seller will be obligated, within a specified number of days of receipt of notice, to repurchase the related Whole Loan from the trustee at the Purchase Price or substitute the mortgage loan. There can be no assurance that an asset seller will fulfill this repurchase or substitution obligation, and neither the master servicer nor
Morgan Stanley Capital I Inc. will be obligated to repurchase or substitute the mortgage loan if the asset seller defaults on its obligation. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the asset or repurchasing or substituting for the asset, the asset seller may agree to cover any losses suffered by the trust fund as a result of this type of breach or defect.

     If so provided in the related prospectus supplement, Morgan Stanley Capital
I Inc. will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or master servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

     With respect to each Government Security or MBS in certificated form,
Morgan Stanley Capital I Inc. will deliver or cause to be delivered to the trustee or the custodian the original certificate or other definitive evidence of the Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully the
Government Security or MBS, as applicable, to the trustee for the benefit of

                                      -43-

the certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation"
within the meaning of the UCC, Morgan Stanley Capital I Inc. and the trustee will cause the Government Security or MBS to be registered directly or on the books of the clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related Agreement will require that either Morgan Stanley Capital I Inc. or the trustee promptly cause any MBS and government securities in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related prospectus supplement Morgan
Stanley Capital I Inc. will, with respect to each Whole Loan, make or assign certain representations and warranties, as of a specified date covering, by way of example, the following types of matters:

     o   the accuracy of the information set forth for the Whole Loan on the schedule of assets appearing as an exhibit to the related Agreement;

     o   the existence of title insurance insuring the lien priority of the
         Whole Loan;

     o   the authority of the Warrantying Party to sell the Whole Loan;

     o   the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;

     o   the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and

     o   the existence of hazard and extended perils insurance coverage on the mortgaged property.

     Any Warrantying Party, if other than Morgan Stanley Capital I Inc., shall be an asset seller or an affiliate thereof or another person acceptable to
Morgan Stanley Capital I Inc. and shall be identified in the related prospectus supplement.

     Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between the date on which the representations are made and the date of initial issuance of the related series of certificates evidencing an interest in the Whole Loan. Unless otherwise specified in the related prospectus supplement, in the event of a breach of any representation or warranty, the Warrantying Party will be obligated to reimburse the trust fund for losses caused by the breach or either cure the breach or repurchase or replace the affected Whole Loan as described in the next paragraph. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warrantying Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of a representation and warranty only if the relevant event that causes such breach occurs prior to the date on which they were made. The Warranting
Party would have no obligations if the relevant event that causes the breach occurs after that date.

     Unless otherwise provided in the related prospectus supplement, each
Agreement will provide that the master servicer or trustee, or both, will be required to notify promptly the relevant Warrantying Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of the Whole Loan or the interests in the Whole
Loan of the certificateholders. If the Warrantying Party cannot cure the breach within a specified period following the date on which the party was notified of the breach, then

     o   the Warrantying Party will be obligated to repurchase the Whole Loan from the trustee within a specified period from the date on which the
         Warrantying Party was notified of the breach, at the Purchase Price; or

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option, within a specified period after initial issuance of such series of certificates, to cause the
         Whole Loan to be removed from the trust fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related prospectus supplement; or

                                      -44-

     o   if so provided in the prospectus supplement for a series, the
         Warrantying Party, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach.

Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a Warrantying Party.

     Neither Morgan Stanley Capital I Inc., except to the extent that it is the
Warrantying Party, nor the master servicer will be obligated to purchase or substitute for a Whole Loan if a Warrantying Party defaults on its obligation to do so, and no assurance can be given that Warrantying Parties will carry out their obligations with respect to Whole Loans.

     Unless otherwise provided in the related prospectus supplement the
Warrantying Party will, with respect to a trust fund that includes government securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to the government securities or MBS, covering

     o   the accuracy of the information set forth therefor on the schedule of assets appearing as an exhibit to the related Agreement and

     o   the authority of the Warrantying Party to sell the assets.

The related prospectus supplement will describe the remedies for a breach thereof.

     A master servicer will make representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any of these representations which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of the breach to the master servicer, the trustee or Morgan Stanley Capital I Inc. will constitute an Event of Default under the Agreement. See "--Events of Default"
and "--Rights Upon Event of Default," below.

CERTIFICATE ACCOUNT AND OTHER COLLECTION ACCOUNTS

  GENERAL

     The master servicer or the trustee or both will, as to each trust fund, establish and maintain or cause to be established and maintained, the
Certificate Account, which must be either

     o   an account or accounts the deposits in which are insured by the Bank
         Insurance Fund or the Savings Association Insurance Fund of the FDIC,
         to the limits established by the FDIC, and the uninsured deposits in which are otherwise secured such that the certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing the funds that is superior to the claims of any other depositors or general creditors of the institution with which the
         Certificate Account is maintained or

     o   otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of certificates of the series.

The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account and the funds held in the account may be invested pending each succeeding Distribution Date in short-term Permitted
Investments. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in the Certificate Account will be paid to a master servicer or its designee as additional servicing compensation. The
Certificate Account may be maintained with an institution that is an affiliate of the master servicer, if applicable, provided that the institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating
Agency or Agencies and so specified in the related prospectus supplement, a
Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the master servicer or serviced or master serviced by it on behalf of others.

                                      -45-

  DEPOSITS

         A master servicer or the trustee will deposit or cause to be deposited in the Certificate Account for one or more trust funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the master servicer or the trustee or on its behalf subsequent to the Cut-off Date, other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained
Interest, all payments on account of principal, including principal prepayments, on the assets;

     (1)   all payments on account of interest on the assets, including any default interest collected, in each case net of any portion thereof retained by a master servicer, a subservicer or a special servicer as its servicing compensation and net of any Retained Interest;

     (2)   all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a Whole Loan in the trust fund, to the extent the proceeds are not applied to the restoration of the property or released to the borrower in accordance with normal servicing procedures and all Insurance Proceeds and all Liquidation
           Proceeds, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (3)   any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of certificates as described under "Description of Credit Support";

     (4)   any advances made as described under "Description of the
           Certificates--Advances in Respect of Delinquencies";

     (5)   any amounts representing prepayment premiums;

     (6)   any amounts paid under any Cash Flow Agreement, as described under
           "Description of the Trust Funds--Cash Flow Agreements";

     (7)   all proceeds of any asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by Morgan Stanley Capital I
           Inc., any asset seller or any other specified person as described above under "--Assignment of Assets; Repurchases" and
           "--Representations and Warranties; Repurchases," all proceeds of any defaulted mortgage loan purchased as described below under
           "--Realization Upon Defaulted Whole Loans," and all proceeds of any asset purchased as described above under "Description of the
           Certificates--Termination";

     (8)   any amounts paid by a master servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the trust fund as described under "Description of the Agreements--Retained
           Interest; Servicing Compensation and Payment of Expenses";

     (9)   to the extent that any item does not constitute additional servicing compensation to a master servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or Equity Participations on the mortgage loans or MBS or both;

     (10)  all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described below under "--Hazard Insurance Policies";

     (11)  any amount required to be deposited by a master servicer or the trustee in connection with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Certificate Account; and

     (12)  any other amounts required to be deposited in the Certificate Account as provided in the related Agreement and described in the related prospectus supplement.

                                      -46-

  WITHDRAWALS

         A master servicer or the trustee may, from time to time, unless otherwise provided in the related Agreement and described in the related prospectus supplement, make withdrawals from the Certificate Account for each trust fund for any of the following purposes:

     (1)   to make distributions to the certificateholders on each Distribution
           Date;

     (2)   to reimburse a master servicer for unreimbursed amounts advanced as described above under "Description of the Certificates--Advances in
           Respect of Delinquencies," the reimbursement to be made out of amounts received which were identified and applied by the master servicer as late collections of interest, net of related servicing fees and Retained Interest, on and principal of the particular Whole
           Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to those Whole
           Loans;

     (3)   to reimburse a master servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to
           Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation
           Proceeds and Insurance Proceeds collected on the particular Whole
           Loans and properties, and net income collected on the particular properties, with respect to which the fees were earned or the expenses were incurred or out of amounts drawn under any form of
           Credit Support with respect to such Whole Loans and properties;

     (4)   to reimburse a master servicer for any advances described in clause
           (2) above and any servicing expenses described in clause (3) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (2) and (3), respectively, the reimbursement to be made from amounts collected on other assets or, if and to the extent so provided by the related
           Agreement and described in the related prospectus supplement, just from that portion of amounts collected on other assets that is otherwise distributable on one or more classes of Subordinate
           Certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

     (5)   if and to the extent described in the related prospectus supplement, to pay a master servicer interest accrued on the advances described in clause (2) above and the servicing expenses described in clause
           (3) above while these amounts remain outstanding and unreimbursed;

     (6)   to pay for costs and expenses incurred by the trust fund for environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes, substances and materials on, mortgaged properties securing defaulted Whole Loans as described below under "--Realization Upon Defaulted Whole Loans";

     (7)   to reimburse a master servicer, Morgan Stanley Capital I Inc., or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters
           Regarding a Master Servicer and the Depositor";

     (8)   if and to the extent described in the related prospectus supplement, to pay or to transfer to a separate account for purposes of escrowing for the payment of the trustee's fees;

     (9)   to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described below under "--Matters Regarding the Trustee";

     (10)  unless otherwise provided in the related prospectus supplement, to pay a master servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the
           Certificate Account;

     (11)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account that were identified and applied by the master servicer as recoveries of Retained Interest;

                                      -47-

     (12)  to pay for costs reasonably incurred in connection with the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, these payments to be made out of income received on this type of property;

     (13)  if one or more elections have been made to treat the trust fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described below under "Federal Income Tax
           Consequences--REMICs--Prohibited Transactions Tax and Other Taxes";

     (14)  to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of the defaulted Whole Loan or property;

     (15)  to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of certificateholders;

     (16)  to pay for the costs of recording the related Agreement if recordation materially and beneficially affects the interests of certificateholders, provided that the payment shall not constitute a waiver with respect to the obligation of the Warrantying Party to remedy any breach of representation or warranty under the Agreement;

     (17)  to pay the person entitled thereto any amounts deposited in the
           Certificate Account in error, including amounts received on any asset after its removal from the trust fund whether by reason of purchase or substitution as contemplated by "--Assignment of Assets;
           Repurchase" and "--Representations and Warranties; Repurchases" or
           otherwise;

     (18)  to make any other withdrawals permitted by the related Agreement and described in the related prospectus supplement; and

     (19)  to clear and terminate the Certificate Account at the termination of the trust fund.

  OTHER COLLECTION ACCOUNTS

     Notwithstanding the foregoing, if so specified in the related prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related subservicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any collection account will be withdrawn therefrom and deposited into the appropriate Certificate Account by a time specified in the related prospectus supplement. To the extent specified in the related prospectus supplement, any amounts which could be withdrawn from the
Certificate Account as described under "--Withdrawals" above, may also be withdrawn from any collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

     The master servicer, directly or through subservicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed the collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided the procedures are consistent with the Servicing
Standard. In connection therewith, the master servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late Whole Loan payment.

     Each master servicer will also be required to perform other customary functions of a servicer of comparable loans, including the following:

                                      -48-

     o   maintaining, or causing the borrower or lessee on each mortgage or lease to maintain, hazard, business interruption and general liability insurance policies and, if applicable, rental interruption policies as described in this prospectus and in any related prospectus supplement, and filing and settling claims thereunder;

     o   maintaining escrow or impoundment accounts of borrowers for payment of taxes, insurance and other items required to be paid by any borrower pursuant to the Whole Loan;

     o   processing assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies;

     o   supervising foreclosures;

     o   inspecting and managing mortgaged properties under certain circumstances; and

     o   maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related prospectus supplement, the master servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit
         Support. See "Description of Credit Support."

     The master servicer may agree to modify, waive or amend any term of any
Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not

     o   affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or

     o   in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon.

The master servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related prospectus supplement,

     o   in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent and

     o   in its judgment, that modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation.

The master servicer is required to notify the trustee in the event of any modification, waiver or amendment of any Whole Loan.

  SUBSERVICERS

     A master servicer may delegate its servicing obligations in respect of the
Whole Loans to subservicer, but the master servicer will remain obligated under the related Agreement. Each subservicing agreement must be consistent with the terms of the related Agreement and must provide that, if for any reason the master servicer for the related series of certificates is no longer acting in the capacity of master servicer, the trustee or any successor master servicer may assume the master servicer's rights and obligations under the subservicing agreement.

     Unless otherwise provided in the related prospectus supplement, the master servicer will be solely liable for all fees owed by it to any subservicer, irrespective of whether the master servicer's compensation pursuant to the related Agreement is sufficient to pay those fees. However, a subservicer may be entitled to a Retained Interest in certain Whole Loans. Each subservicer will be reimbursed by the master servicer for certain expenditures which it makes, generally to the same extent the master servicer would be reimbursed under an
Agreement. See "--Retained Interest; Servicing Compensation and Payment of
Expenses" below.

                                      -49-

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, a special servicer may be appointed. The related prospectus supplement will describe the rights, obligations and compensation of a special servicer. The master servicer will only be responsible for the duties and obligations of a special servicer to the extent set forth in the prospectus supplement.

REALIZATION UPON DEFAULTED WHOLE LOANS

     A borrower's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question the borrower's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer is required to:

     o   monitor any Whole Loan which is in default,

     o   contact the borrower concerning the default,

     o   evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property,

     o   initiate corrective action in cooperation with the borrower if cure is likely,

     o   inspect the mortgaged property, and

     o   take any other actions as are consistent with the Servicing Standard.

A significant period of time may elapse before the master servicer is able to assess the success of the corrective action or the need for additional initiatives.

     The time within which the master servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses or takes a deed to a mortgaged property in lieu of foreclosure on behalf of the certificateholders, may vary considerably depending on the particular Whole Loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the Whole Loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the master servicer in certain cases may not be permitted to accelerate a Whole Loan or to foreclose on a mortgaged property for a considerable period of time. See
"Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a trust fund that includes Whole Loans may grant to the master servicer or the holder or holders of certain classes of certificates, or both, a right of first refusal to purchase from the trust fund at a predetermined purchase price any Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the related prospectus supplement. The related prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the
Purchase Price described under "--Representations and Warranties; Repurchases."

     Unless otherwise specified in the related prospectus supplement, the master servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the master servicer determines, consistent with the Servicing Standard, that this sale would produce a greater recovery on a present value basis than would liquidation through foreclosure or similar proceeding. The related Agreement will provide that any sale of this type be made in a commercially reasonable manner for a specified period and that the master servicer accept the highest cash bid received from any person including itself, an affiliate of the master servicer or any certificateholder that constitutes a fair price for the defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the master servicer shall proceed with respect to the defaulted mortgage loan as described in the paragraphs below. Any bid in an amount at least equal to the
Purchase Price described under "--Representations and Warranties; Repurchases"
will in all cases be deemed fair.

                                      -50-

     If a default on a Whole Loan has occurred or, in the master servicer's judgment is imminent, and the action is consistent with the servicing standard, the master servicer, on behalf of the trustee, may at any time:

     o   institute foreclosure proceedings,

     o   exercise any power of sale contained in any mortgage,

     o   obtain a deed in lieu of foreclosure, or

     o   otherwise acquire title to a mortgaged property securing the Whole
         Loan.

Unless otherwise specified in the related prospectus supplement, the master servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator"
of that mortgaged property within the meaning of federal environmental laws, unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that either:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take the actions as would be necessary and appropriate to effect the compliance and respond to the circumstances, the cost of which actions will be an expense of the trust fund.

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the master servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of the mortgaged property by the trust fund, unless

     o   the Internal Revenue Service grants an extension of time to sell the property or

     o   the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to that period will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.

Subject to the foregoing, the master servicer will be required to

     o   solicit bids for any mortgaged property so acquired by the trust fund as will be reasonably likely to realize a fair price for the property
         and

     o   accept the first and, if multiple bids are contemporaneously received, the highest cash bid received from any person that constitutes a fair price.

     If the trust fund acquires title to any mortgaged property, the master servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the master servicer of any of its obligations with respect to the management and operation of that property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC Provisions of the Code, if a REMIC election has been made with respect to the related trust fund, on the operations and ownership of any mortgaged property

                                      -51-

acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

     If recovery on a defaulted Whole Loan under any related instrument of
Credit Support is not available, the master servicer nevertheless will be obligated to follow or cause to be followed normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the mortgage rate plus the aggregate amount of expenses incurred by the master servicer in connection with such proceedings and which are reimbursable under the Agreement, the trust fund will realize a loss in the amount of that difference. The master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate Account out of the
Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of the Liquidation Proceeds to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

     If any property securing a defaulted Whole Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the master servicer is not required to expend its own funds to restore the damaged property unless it determines

     o   that the restoration will increase the proceeds to certificateholders on liquidation of the Whole Loan after reimbursement of the master servicer for its expenses and

     o   that the expenses will be recoverable by it from related Insurance
         Proceeds or Liquidation Proceeds.

     As servicer of the Whole Loans, a master servicer, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

     If a master servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Certificate
Account out of those proceeds, prior to distribution thereof to certificateholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the
Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "--Hazard Insurance Policies" and "Description of
Credit Support."

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each
Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage or, if any mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, then the coverage that is consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, the coverage will be in general in an amount equal to the lesser of the principal balance owing on the Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the master servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below in this section, or upon the extent to which information in this regard is furnished by borrowers. All amounts collected by the master servicer under any policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and mortgage note, will be deposited in the Certificate Account. The
Agreement will provide that the master servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by the master servicer's maintaining a blanket policy insuring against hazard losses on the
Whole Loans. If the blanket policy contains a deductible clause, the master

                                      -52-

servicer will be required to deposit in the Certificate Account all sums that would have been deposited in the Certificate Account but for that clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy.
Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, wet or dry rot, vermin, domestic animals and other kinds of uninsured risks.

     The hazard insurance policies covering the mortgaged properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of

     o   the replacement cost of the improvements less physical depreciation and

     o   the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

     Each Agreement for a trust fund that includes Whole Loans will require the master servicer to cause the borrower on each Whole Loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the related mortgage and the Servicing Standard, which insurance may typically include flood insurance if the related mortgaged property was located at the time of origination in a federally designated flood area.

     In addition, to the extent required by the related mortgage, the master servicer may require the borrower or related lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance, and the related Agreement may require the master servicer, subservicer or special servicer to maintain public liability insurance with respect to any REO
Properties. Any cost incurred by the master servicer in maintaining any insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of this cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. These costs may be recovered by the master servicer, subservicer or special servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

     Under the terms of the Whole Loans, borrowers will generally be required to present claims to insurers under hazard insurance policies maintained on the related mortgaged properties. The master servicer, on behalf of the trustee and certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on mortgaged properties securing the Whole Loans. However, the ability of the master servicer to present or cause to be presented these claims is dependent upon the extent to which information in this regard is furnished to the master servicer by borrowers.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related prospectus supplement, the master servicer or the borrowers will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of these policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the related lease due to a casualty event, the losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the master servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason other than the exhaustion of total policy coverage, the master servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage

                                      -53-

that is equal to the then existing coverage of the terminated rental interruption policy. However, if the cost of any replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, to the extent set forth in the related prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the master servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in the
Certificate Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related prospectus supplement, each
Agreement will require that the master servicer and any special servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage which may provide blanket coverage or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the master servicer or the special servicer, as applicable. The related Agreement will allow the master servicer and any special servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as criteria set forth in the Agreement are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the Whole Loans may contain clauses requiring the consent of the lender to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the lender to accelerate payment of the Whole Loan upon any sale or other transfer of the related mortgaged property. Some of the
Whole Loans may contain clauses requiring the consent of the lender to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the lender to accelerate payment of the
Whole Loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the master servicer, on behalf of the trust fund, will exercise any right the trustee may have as lender to accelerate payment of the Whole Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the master servicer for entering into an assumption agreement will be retained by or on behalf of the master servicer as additional servicing compensation. See "Legal
Aspects of the Mortgage Loans and the Leases--Due-on-Sale and
Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement.

     Unless otherwise specified in the related prospectus supplement, the master servicer's and a subservicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each asset. Since any Retained Interest and a master servicer's primary compensation are percentages of the principal balance of each asset, these amounts will decrease in accordance with the amortization of the assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes Whole Loans may provide that, as additional compensation, the master servicer or the subservicers may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from borrowers and any interest or other income which may be earned on funds held in the Certificate Account or any account established by a subservicer pursuant to the Agreement.

     The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the related prospectus supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be borne by the trust fund.

                                      -54-

EVIDENCE AS TO COMPLIANCE

     Each Agreement relating to assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers or the Audit
Program for Mortgages Serviced for the Federal Home Loan Mortgage Corporation,
the servicing by or on behalf of the master servicer of mortgage loans under pooling agreements substantially similar to each other, including the related
Agreement, was conducted in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, requires it to report. In rendering its statement that firm may rely, as to matters relating to the direct servicing of mortgage loans by subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC, rendered within one year of that statement, of firms of independent public accountants with respect to the related subservicer.

     Each Agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by two officers of the master servicer to the effect that the master servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

     Unless otherwise provided in the related prospectus supplement, copies of annual accountants' statement and statements of officers will be obtainable by certificateholders without charge upon written request to the master servicer at the address set forth in the related prospectus supplement.

MATTERS REGARDING A MASTER SERVICER AND THE DEPOSITOR

     The master servicer, if any, or a servicer for substantially all the Whole
Loans under each Agreement will be named in the related prospectus supplement.
The entity serving as master servicer or as servicer may be an affiliate of
Morgan Stanley Capital I Inc. and may have other normal business relationships with Morgan Stanley Capital I Inc. or Morgan Stanley Capital I Inc.'s
affiliates. Reference to the master servicer shall be deemed to be to the servicer of substantially all of the Whole Loans, if applicable.

     Unless otherwise specified in the related prospectus supplement, the related Agreement will provide that the master servicer may resign from its obligations and duties only upon a determination that its duties under the
Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with another activity carried on by it that was performed by the master servicer on the date of the Agreement. No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's obligations and duties under the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement will further provide that neither any master servicer, Morgan Stanley
Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I Inc. will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement. However, neither a master servicer, Morgan Stanley Capital I Inc. nor any director, officer, employee, or agent of a master servicer or Morgan Stanley Capital I
Inc. will be protected against any breach of a representation, warranty or covenant made in the Agreement, or against any liability specifically imposed by the Agreement, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related prospectus supplement, each Agreement will further provide that any master servicer, Morgan Stanley Capital I Inc. and any director, officer, employee or agent of a master servicer or Morgan Stanley Capital I Inc. will be entitled to indemnification by the related trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the certificates; provided, however, that the indemnification will not extend to any loss, liability or expense:

                                      -55-

     o   specifically imposed by the Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a master servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans, except as any loss, liability or expense shall be otherwise reimbursable pursuant to the
         Agreement;

     o   incurred in connection with any breach of a representation, warranty or covenant made in the Agreement;

     o   incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of its obligations or duties;

     o   incurred in connection with any violation of any state or federal securities law; or

     o   imposed by any taxing authority if the loss, liability or expense is not specifically reimbursable pursuant to the terms of the related
         Agreement.

In addition, each Agreement will provide that neither any master servicer nor
Morgan Stanley Capital I Inc. will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The master servicer or Morgan Stanley Capital I Inc.
may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the master servicer or Morgan Stanley Capital I Inc., as the case may be, will be entitled to be reimbursed therefor and to charge the Certificate Account.

     Any person into which the master servicer or Morgan Stanley Capital I Inc.
may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer or Morgan Stanley Capital I Inc. is a party, or any person succeeding to the business of the master servicer or Morgan
Stanley Capital I Inc., will be the successor of the master servicer or Morgan
Stanley Capital I Inc., as the case may be, under the related Agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the related prospectus supplement for a trust fund that includes Whole Loans, Events of Default under the related Agreement will include:

     (1) any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     (2) any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Agreement which continues unremedied for thirty days after written notice of the failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer,
         Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     (3) any breach of a representation or warranty made by the master servicer under the Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of that breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     (4) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default--other than to shorten cure periods or eliminate notice requirements--will be specified in the related prospectus supplement. Unless otherwise specified in the related

                                      -56-

prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to Morgan Stanley Capital I Inc. and all certificateholders of the applicable series notice of the occurrence, unless the default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under an Agreement remains unremedied,
Morgan Stanley Capital I Inc. or the trustee may, and at the direction of holders of certificates evidencing not less than 51% of the Voting Rights, the trustee shall, terminate all of the rights and obligations of the master servicer under the Agreement and in and to the mortgage loans, other than as a certificateholder or as the owner of any Retained Interest, whereupon the trustee will succeed to all of the responsibilities, duties and liabilities of the master servicer under the Agreement, except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make the advances, and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 51% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of appointment of at least $15,000,000 to act as successor to the master servicer under the Agreement. Pending appointment, the trustee is obligated to act in the capacity of master servicer. The trustee and any successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the Agreement.

     Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of certificates affected by any Event of
Default will be entitled to waive that Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to certificateholders described in clause (1) under "--Events of Default" may be waived only by all of the certificateholders. Upon any waiver of an Event of
Default, the Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless the holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the Voting Rights have made written request upon the trustee to institute the proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any proceeding. The trustee, however, is under no obligation to

     o   exercise any of the powers vested in it by any Agreement;

     o   make any investigation of matters arising under any Agreement; or

     o   institute, conduct or defend any litigation under any Agreement or related to any Agreement.

If any of the holders of certificates request, order or direct the trustee to take any action, the trustee may require reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

AMENDMENT

  Each Agreement may be amended by the parties to the Agreement without the consent of any of the holders of certificates covered by the Agreement:

     (1) to cure any ambiguity;

     (2) to correct, modify or supplement any provision in the Agreement which may be inconsistent with any other provision in the Agreement;

                                      -57-

     (3) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof; or

     (4) to comply with any requirements imposed by the Code;

provided that the amendment--other than an amendment for the purpose specified in clause (4) above--will not, as evidenced by an opinion of counsel to that effect, adversely affect in any material respect the interests of any holder of certificates covered by the Agreement.

     Unless otherwise specified in the related prospectus supplement, each
Agreement may also be amended by Morgan Stanley Capital I Inc., the master servicer, if any, and the trustee, with the consent of the holders of certificates affected evidencing not less than 51% of the Voting Rights, for any purpose. However, to the extent set forth in the related prospectus supplement, no amendment may:

     (1) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of that certificate;

     (2) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in
         (1), without the consent of the holders of all certificates of that class; or

     (3) modify the provisions of the Agreement described in this paragraph without the consent of the holders of all certificates covered by the
         Agreement then outstanding.

However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the related certificates are outstanding.

THE TRUSTEE

     The trustee under each Agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with Morgan Stanley Capital I Inc. and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee will make no representations as to the validity or sufficiency of any Agreement, the certificates or any asset or related document and is not accountable for the use or application by or on behalf of any master servicer of any funds paid to the master servicer or its designee or any special servicer in respect of the certificates or the assets, or deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the master servicer or any special servicer. If no Event of Default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine the documents and to determine whether they conform to the requirements of the Agreement.

MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the Certificate Account for any loss, liability or expense, including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement, incurred in connection with the trustee's:

     o   enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an Event of Default;

                                      -58-

     o   defending or prosecuting any legal action in respect of the related
         Agreement or series of certificates;

     o   being the lender of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of
         certificateholders; or

     o   acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than
         25% or a higher percentage as is specified in the related Agreement with respect to any particular matter of the Voting Rights for the series. However, the indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of the obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made in the related Agreement.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee may at any time resign from its obligations and duties under an
Agreement by giving written notice thereof to Morgan Stanley Capital I Inc., the master servicer, if any, and all certificateholders. Upon receiving the notice of resignation, Morgan Stanley Capital I Inc. is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the trustee shall cease to be eligible to continue as trustee under the related Agreement, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Morgan Stanley
Capital I Inc. may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the Voting Rights for that series may at any time remove the trustee without cause and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any series of certificates, Credit Support may be provided with respect to one or more classes thereof or the related assets. Credit Support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the related prospectus supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described in the prospectus supplement.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit
Support, certificateholders will bear their allocable share of deficiencies.
Moreover, if a form of Credit Support covers more than one series of certificates, holders of certificates evidencing interests in any of the trusts will be subject to the risk that the Credit Support will be exhausted by the claims of other trusts prior to the trust fund receiving any of its intended share of coverage.

                                      -59-

     If Credit Support is provided with respect to one or more classes of certificates of a series, or the related assets, the related prospectus supplement will include a description of:

     (1) the nature and amount of coverage under the Credit Support;

     (2) any conditions to payment thereunder not otherwise described in this prospectus;

     (3) the conditions, if any, under which the amount of coverage under the
         Credit Support may be reduced and under which the Credit Support may be terminated or replaced;

     (4) the material provisions relating to the Credit Support; and

     (5) information regarding the obligor under any instrument of Credit
         Support, including:

         o   a brief description of its principal business activities;

         o   its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

         o   if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

         o   its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus
             supplement.

See "Risk Factors--Credit Support May Not Cover Losses or Risks Which Could
Adversely Affect Payment On Your Certificates."

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the related prospectus supplement, the rights of the holders of
Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Distribution Date will be subordinated to the rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of or may be limited to certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which the subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of mortgage loans or MBS prior to distributions on Subordinate Certificates evidencing interests in a different group of mortgage loans or MBS within the trust fund.
The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying these provisions.

INSURANCE OR GUARANTEES FOR THE WHOLE LOANS

     If so provided in the prospectus supplement for a series of certificates, the Whole Loans in the related trust fund will be covered for various default risks by insurance policies or guarantees. A copy of any material instrument for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

                                      -60-

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by the letter of credit bank. Under a letter of credit, the letter of credit bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage loans or MBS or both on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on
Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing in the reserve funds a specified amount of the distributions received on the related assets as specified in the related prospectus supplement.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the related prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each
Distribution Date amounts in a reserve fund in excess of any amount required to be maintained in the reserve fund may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted
Investments, except as otherwise specified in the related prospectus supplement.
Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from these investments will be credited to the related Reserve Fund for the series, and any loss resulting from the investments will be charged to the Reserve Fund. However, the income may be payable to any related master servicer or another service provider as additional compensation.
The Reserve Fund, if any, for a series will not be a part of the trust fund to the extent set forth in the related prospectus supplement.

     Additional information concerning any Reserve Fund will be set forth in the related prospectus supplement, including the initial balance of the Reserve
Fund, the balance required to be maintained in the Reserve Fund, the manner in which the required balance will decrease over time, the manner of funding the
Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to certificateholders and use of investment earnings from the
Reserve Fund, if any.

                                      -61-

CREDIT SUPPORT FOR MBS

     If so provided in the prospectus supplement for a series of certificates, the MBS in the related trust fund or the mortgage loans underlying the MBS may be covered by one or more of the types of Credit Support described in this prospectus. The related prospectus supplement will specify as to each form of
Credit Support the information indicated above under "Description of Credit
Support--General," to the extent the information is material and available.

               LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. The legal aspects are governed by applicable state law, which laws may differ substantially. As such, the summaries DO NOT:

     o   purport to be complete;

     o   purport to reflect the laws of any particular state; or

     o   purport to encompass the laws of all states in which the security for the mortgage loans is situated.

The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the
Trust Funds--Assets."

GENERAL

     All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property. The instrument granting a security interest may be a mortgage, deed of trust, security deed or deed to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property. The priority of the mortgage will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to the instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--

     o   a borrower--the borrower and usually the owner of the subject property,
         and

     o   a mortgagee--the lender.

     In contrast, a deed of trust is a three-party instrument, among

     o   a trustor--the equivalent of a mortgagor or borrower,

     o   a trustee to whom the mortgaged property is conveyed, and

     o   a beneficiary--the lender--for whose benefit the conveyance is made.

Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties.

     By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until the time that the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. If a borrower under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust

                                      -62-

agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the mortgage note. The lender's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940 and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements.
However, the mortgage, or other instrument, may encumber other interests in real property such as:

      o  a tenant's interest in a lease of land or improvements, or both, and

      o  the leasehold estate created by the lease.

A mortgage, or other instrument, covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest to protect the lender against termination of the interest before the note secured by the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the prospectus supplement, Morgan
Stanley Capital I Inc. or the asset seller will make representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. The representations and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases. Typically, under an assignment of rents and leases:

     o   the borrower assigns its right, title and interest as landlord under each lease and the income derived from each lease to the lender, and

     o   the borrower retains a revocable license to collect the rents for so long as there is no default under the loan documents.

The manner of perfecting the lender's interest in rents may depend on whether the borrower's assignment was absolute or one granted as security for the loan.
Failure to properly perfect the lender's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for the loan. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room revenues are considered accounts receivable under the UCC; generally these revenues are either assigned by the borrower, which remains entitled to collect the revenues absent a default, or pledged by the borrower, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of the security interest.
Even if the lender's security interest in room revenues is perfected under the
UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room revenues after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. The risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "--Environmental Legislation" below.

                                      -63-

PERSONALTY

     Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage.
The property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest in the property, the lender generally must file UCC financing statements and, to maintain perfection of the security interest, file continuation statements generally every five years.

FORECLOSURE

   GENERAL

     Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

   JUDICIAL FORECLOSURE

     A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment.
The sales are made in accordance with procedures that vary from state to state.

   EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

     United States courts have traditionally imposed general equitable principles to limit the remedies available to a lender in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of mortgage defaults, to the extent that the effect is perceived as harsh or unfair. Relying on these principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the borrower failed to maintain the mortgaged property adequately or the borrower executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent,

                                      -64-

if a court determines that the sale was for less than fair consideration and that the sale occurred while the borrower was insolvent or the borrower was rendered insolvent as a result of the sale and within one year -- or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law -- of the filing of bankruptcy.

   NON-JUDICIAL FORECLOSURE/POWER OF SALE

     Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the borrower under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without acceleration, plus the expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

   PUBLIC SALE

     A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of the property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the borrower's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make the repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property.
The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.
Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "--Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

                                      -65-

     A junior lender may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior lender may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans, if any, that are junior mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by these holders.

   REO PROPERTIES

     If title to any mortgaged property is acquired by the trustee on behalf of the certificateholders, the master servicer or any related subservicer or the special servicer, on behalf of the holders, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition of such mortgaged property by the trust fund, unless:

     o   the Internal Revenue Service grants an REO Extension, or

     o   it obtains an opinion of counsel generally to the effect that the holding of the property beyond the close of the third calendar year after its acquisition will not result in the imposition of a tax on the trust fund or cause any REMIC created pursuant to the Agreement to fail to qualify as a REMIC under the Code.

Subject to the foregoing, the master servicer or any related subservicer or the special servicer will generally be required to solicit bids for any mortgaged property so acquired in a manner as will be reasonably likely to realize a fair price for the property. The master servicer or any related subservicer or the special servicer may retain an independent contractor to operate and manage any
REO Property; however, the retention of an independent contractor will not relieve the master servicer or any related subservicer or the special servicer of its obligations with respect to the REO Property.

     In general, the master servicer or any related subservicer or the special servicer or an independent contractor employed by the master servicer or any related subservicer or the special servicer at the expense of the trust fund will be obligated to operate and manage any mortgaged property acquired as REO
Property in a manner that would, to the extent commercially feasible, maximize the trust fund's net after-tax proceeds from the property. After the master servicer or any related subservicer or the special servicer reviews the operation of the property and consults with the trustee to determine the trust fund's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from the property, the master servicer or any related subservicer or the special servicer could determine, particularly in the case of an REO Property that is a hospitality or residential health care facility, that it would not be commercially feasible to manage and operate the property in a manner that would avoid the imposition of an REO Tax at the highest marginal corporate tax rate--currently 35%. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Any REO Tax imposed on the trust fund's income from an REO Property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Federal Income Tax Consequences" in
this prospectus and "Federal Income Tax Consequences" in the prospectus supplement.

                                      -66-

   RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of the action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law or non-statutory right which exists prior to completion of the foreclosure, is not waivable by the borrower, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held beyond the close of the third calendar year following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the
Agreement will permit foreclosed property to be held beyond the close of the third calendar year following the year of acquisition if the Internal Revenue
Service grants an extension of time within which to sell the property or independent counsel renders an opinion to the effect that holding the property for such additional period is permissible under the REMIC Provisions.

   ANTI-DEFICIENCY LEGISLATION

     Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan and a personal money judgment may not be obtained against the borrower. Even if a mortgage loan by its terms provides for recourse to the borrower, some states impose prohibitions or limitations on recourse to the borrower. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

                                      -67-

   LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the borrower. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold lender without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the lender, but the ground leases that secure mortgage loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include:

     (1) the right of the leasehold lender to receive notices from the ground lessor of any defaults by the borrower;

     (2) the right to cure those defaults, with adequate cure periods;

     (3) if a default is not susceptible of cure by the leasehold lender, the right to acquire the leasehold estate through foreclosure or otherwise;

     (4) the ability of the ground lease to be assigned to and by the leasehold lender or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder;

     (5) the right of the leasehold lender to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof;

     (6) a ground lease or leasehold mortgage that prohibits the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor; and

     (7) a leasehold mortgage that provides for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code.

     Without the protections described in (1) - (7) above, a leasehold lender may lose the collateral securing its leasehold mortgage. However, the enforceability of clause (7) has not been established. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold lender with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property, with a corresponding partial reduction of the amount of lender's security interest pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest or the alteration of the repayment schedule with or without affecting the unpaid principal balance of the loan, or an extension or reduction of the final maturity date. Some courts with federal bankruptcy jurisdiction have

                                      -68-

approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the property had yet occurred, prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the
Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a trustee's exercise of remedies for a related series of certificates in the event that a related lessee or a related borrower becomes the subject of a proceeding under the Bankruptcy Code. For example, a lender would be stayed from enforcing a lease assignment by a borrower related to a mortgaged property if the related borrower was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and
Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court,

     o   assume the lease and retain it or assign it to a third party or

     o   reject the lease.

If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to the rejected lease, such as the borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat the lease as terminated by the rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of the term and for any renewal or extension of the term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder to the master servicer without offset. To the extent that a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

                                      -69-

     In a bankruptcy or similar proceeding of a borrower, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the borrower, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business.
Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a borrower with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the lender have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related prospectus supplement, some of the
Borrowers may be partnerships. The laws governing limited partnerships in some states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, some of the limited partnership agreements of the Borrowers may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal--assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld--that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless

     o   at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or

     o   the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame -- often 60 days
         -- after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so.

In addition, the laws governing general partnerships in some states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of the partnership, the winding up of its affairs and the distribution of its assets. The state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Borrower, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

     In addition, the bankruptcy of the general partner of a Borrower that is a partnership may provide the opportunity for a trustee in bankruptcy for the general partner, such general partner as a debtor-in-possession, or a creditor of the general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the Borrower pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the respective mortgaged property, for example, would become property of the estate of the bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of the general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to the mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the Borrower or its security interest in the mortgaged property.

                                      -70-

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS OR BENEFICIARIES

     To the extent specified in the related prospectus supplement, some of the mortgage loans for a series will be secured by junior mortgages or deeds of trust which are subordinated to senior mortgages or deeds of trust held by other lenders or institutional investors. The rights of the trust fund, and therefore the related certificateholders, as beneficiary under a junior deed of trust or as lender under a junior mortgage, are subordinate to those of the lender or beneficiary under the senior mortgage or deed of trust, including the prior rights of the senior lender or beneficiary:

     o   to receive rents, hazard insurance and condemnation proceeds, and

     o   to cause the mortgaged property securing the mortgage loan to be sold upon default of the Borrower or trustor. This would extinguish the junior lender's or junior beneficiary's lien. However, the master servicer or special servicer, as applicable, could assert its subordinate interest in the mortgaged property in foreclosure litigation or satisfy the defaulted senior loan.

In many states a junior lender or beneficiary may satisfy a defaulted senior loan in full, or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan.
Absent a provision in the senior mortgage, no notice of default is required to be given to the junior lender unless otherwise required by law.

     The form of the mortgage or deed of trust used by many institutional lenders confers on the lender or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust, in such order as the lender or beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the lender or beneficiary under the senior mortgage or deed of trust will have the prior right to collect any insurance proceeds payable under the hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgage or deed of trust. Proceeds in excess of the amount of senior mortgage indebtedness will, in most cases, be applied to the indebtedness of a junior mortgage or trust deed. The laws of some states may limit the ability of lenders to apply the proceeds of hazard insurance and partial condemnation awards to the secured indebtedness. In these states, the borrower must be allowed to use the proceeds of hazard insurance to repair the damage unless the security of the lender has been impaired. Similarly, in certain states, the lender is entitled to the award for a partial condemnation of the real property security only to the extent that its security is impaired.

     The form of mortgage or deed of trust used by many institutional lenders typically contains a "future advance" clause, which provides in essence, that additional amounts advanced to or on behalf of the borrower by the lender are to be secured by the mortgage or deed of trust. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or
"optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage or deed of trust, notwithstanding that there may be intervening junior mortgages or deeds of trust and other liens between the date of recording of the mortgage or deed of trust and the date of the future advance, and notwithstanding that the lender or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance may be subordinated to such intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a
"credit limit" amount stated in the recorded mortgage.

     Another provision typically found in the form of the mortgage or deed of trust used by many institutional lenders obligates the borrower or trustor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the lender or beneficiary under the mortgage or deed of trust. Upon a failure of the borrower to perform any of these obligations, the lender or beneficiary is given the right under the mortgage or deed of trust to perform

                                      -71-

the obligation itself, at its election, with the borrower agreeing to reimburse the lender on behalf of the borrower. All sums so expended by the lender become part of the indebtedness secured by the mortgage or deed of trust.

     The form of mortgage or deed of trust used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including, without limitation, leasing activities, including new leases and termination or modification of existing leases, alterations and improvements to buildings forming a part of the mortgaged property and management and leasing agreements for the mortgaged property. Tenants will often refuse to execute a lease unless the lender or beneficiary executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender or beneficiary may refuse to consent to matters approved by a junior lender or beneficiary with the result that the value of the security for the junior mortgage or deed of trust is diminished. For example, a senior lender or beneficiary may decide not to approve the lease or to refuse to grant a tenant a non-disturbance agreement. If, as a result, the lease is not executed, the value of the mortgaged property may be diminished.

ENVIRONMENTAL LEGISLATION

     Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental liabilities may give rise to:

     o   a diminution in value of property securing any mortgage loan;

     o   limitation on the ability to foreclose against the property; or

     o   in certain circumstances, liability for clean-up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of the mortgaged property.

     Under federal law and the laws of certain states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, the lien has priority over existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to a superlien.

     The presence of hazardous or toxic substances, or the failure to remediate the property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACM") when ACM are in poor condition or when a property with ACM is undergoing repair, renovation or demolition. These laws could also be used to impose liability upon owners and operators of real properties for release of ACM into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal and state agencies, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

     Under the federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980 and under other federal law and the law of some states, a secured party such as a lender which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in some circumstances for cleanup costs, even if the lender does not cause or contribute to the contamination. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.
CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Certain states have laws similar to CERCLA.

     Lenders may be held liable under CERCLA as owners or operators of a contaminated facility. Excluded from CERCLA's definition of "owner or operator,"
however, is a person "who, without participating in the management of a . . .
facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA.
Similarly,

                                      -72-

when a lender forecloses and takes title to a contaminated facility or property
-- whether it holds the facility or property as an investment or leases it to a third party -- under some circumstances the lender may incur potential CERCLA liability.

     Whether actions taken by a lender would constitute participating in the management of a facility or property, so as to render the secured creditor exemption unavailable to the lender has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. This scope of the secured creditor exemption has been somewhat clarified by the enactment of the Asset Conservation, Lender Liability and
Deposit Insurance Protection Act of 1996 ("Asset Conservation Act"), which lists permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured creditor exemption, subject to certain conditions and limitations. The Asset Conservation
Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the management or operational affairs of the facility. The Asset Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Asset Conservation Act are subject to terms and conditions that have not been clarified by the courts.

     The secured creditor exemption may not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. In addition, the secured creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA or under state law. There is a similar secured creditor exemption for reserves of petroleum products from underground storage tanks under the federal Resource Conservation and Recovery Act. However, liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

     In a few states, transfer of some types of properties is conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed-in-lieu of foreclosure or otherwise, may be required to cleanup the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action--for example, actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property--related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in these cases, unanticipated or uninsurable liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances if such remedial costs were incurred.

     Unless otherwise provided in the related prospectus supplement, the
Warrantying Party with respect to any Whole Loan included in a trust fund for a particular series of certificates will represent that a "Phase I Assessment" as described in and meeting the requirements of the then current version of Chapter
5 of the Federal National Mortgage Association Multifamily Guide has been received and reviewed. In addition, unless otherwise provided in the related prospectus supplement, the related Agreement will provide that the master servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the master servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, that:

     o   the mortgaged property is in compliance with applicable environmental laws, and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or

                                      -73-

     o   if the mortgaged property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the trust fund to acquire title to the mortgaged property and further to take actions as would be necessary and appropriate to effect compliance or respond to such circumstances.

This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken or any required remedial action is provided for, reducing the likelihood that a given trust fund will become liable for an Environmental Hazard Condition affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the master servicer or a special servicer, as the case may be, will detect all possible Environmental Hazard Conditions or that the other requirements of the Agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for Environmental Hazard Conditions. See
"Description of the Agreements--Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related prospectus supplement, Morgan
Stanley Capital I Inc. generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties relating to the mortgage loans included in the pool of mortgage loans for a series, and it is likely that any environmental assessments which would have been conducted with respect to any of the mortgaged properties would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, a Warrantying
Party will represent and warrant that, as of the date of initial issuance of the certificates of a series or as of another specified date, no related mortgaged property is affected by a Disqualifying Condition. In the event that, following a default in payment on a mortgage loan that continues for 60 days,

     o   the environmental inquiry conducted by the master servicer or special servicer, as the case may be, prior to any foreclosure indicates the presence of a Disqualifying Condition that arose prior to the date of initial issuance of the certificates of a series and

     o   the master servicer or the special servicer certify that it has acted in compliance with the Servicing Standard and has not, by any action, created, caused or contributed to a Disqualifying Condition,

the Warrantying Party, at its option, will reimburse the trust fund, cure the
Disqualifying Condition or repurchase or substitute the affected Whole Loan, as described under "Description of the Agreements--Representations and Warranties;
Repurchases." No such person will however, be responsible for any Disqualifying
Condition which may arise on a mortgaged property after the date of initial issuance of the certificates of the related series, whether due to actions of the Borrower, the master servicer, the special servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the initial issuance of the certificates of a series.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property. Some of these clauses may provide that, upon an attempted sale, transfer or encumbrance of the related mortgaged property by the borrower of an otherwise non-recourse loan, the borrower becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to some of the loans, the Garn-St Germain Depository Institutions Act of 1982
preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as lender to accelerate payment of any mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the
Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from a bankruptcy proceeding.

                                      -74-

SUBORDINATE FINANCING

     Where a borrower encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risks including:

     o   the borrower may have difficulty servicing and repaying multiple loans;

     o   if the junior loan permits recourse to the borrower--as junior loans often do--and the senior loan does not, a borrower may be more likely to repay sums due on the junior loan than those on the senior loan.

     o   acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened;

     o   if the borrower defaults on the senior loan or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o   the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT PREMIUMS AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a prepayment premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make the payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the pool of mortgage loans for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Borrower. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default--as long as appropriate notices are given. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting the defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980, enacted in March 1980, provides that state usury limitations shall not apply to certain types of residential, including multifamily but not other commercial, first mortgage loans originated by certain lenders after March 31,
1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not so rejected, any state is

                                      -75-

authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

     Morgan Stanley Capital I Inc. has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption.
Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of mortgage loans, any such limitation under the state's usury law would not apply to the mortgage loans.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of the state action will be eligible for inclusion in a trust fund unless the mortgage loan provides:

     o   for the interest rate, discount points and charges as are permitted in that state, or

     o   that the terms of the loan shall be construed in accordance with the laws of another state under which the interest rate, discount points and charges would not be usurious, and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply together with an inability to remedy a failure could result in a material decrease in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property--e.g., a nursing or convalescent home or hospital--result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk. Hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator. In addition, the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. Moreover, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the
ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Borrower in its capacity as owner or landlord, the ADA may also impose these types of requirements on a foreclosing lender who succeeds to the interest of the Borrower as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Borrower is subject.

                                      -76-

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act (formerly the
Soldiers' and Sailors' Civil Relief Act of 1940), as amended, a borrower who enters military service after the origination of a mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Army, Navy,
Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the
U.S. Public Health Service assigned to duty with the military. Because the
Relief Act applies to borrowers who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, to the extent set forth in the related prospectus supplement, any form of Credit Support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under certain circumstances, during an additional three month period thereafter.
Thus, in the event that an affected mortgage loan goes into default, there may be delays and losses occasioned as a result of the Relief Act.

FORFEITURES IN DRUG, RICO AND PATRIOT ACT PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of
America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations
Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United
States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before the commission of any other crime upon which the forfeiture is based, or (2) the lender, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc. This summary is based on laws, regulations, including REMIC
Regulations, rulings and decisions now in effect or, with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which -- for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

     The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether one or more
REMIC elections will be made.

                                      -77-

GRANTOR TRUST FUNDS

     If a REMIC election is not made, Sidley, Austin, Brown & Wood LLP or
Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code.
In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

A. SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

     Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

     Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund.
Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section
68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

     o   3% of the excess of adjusted gross income over the applicable amount
         and

     o   80% of the amount of itemized deductions otherwise allowable for such taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

     In general, a grantor trust certificateholder using the CASH METHOD OF
ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will be entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and MBS. The mortgage loans and MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

     Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to Morgan Stanley Capital I Inc. will have advised Morgan
Stanley Capital I Inc. that:

                                      -78-

     o   a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19)
         representing principal and interest payments on mortgage loans or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section;

     o   a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans or MBS will be considered to represent "real estate assets" within the meaning of Code Section
         856(c)(5)(B), and interest income on the mortgage loans or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the mortgage loans or MBS represented by that grantor trust certificate are of a type described in that Code section; and

     o   a grantor trust certificate owned by a REMIC will represent
         "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

      Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each Security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

     Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an Underlying Mortgage Loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     The Internal Revenue Service has issued Amortizable Bond Premium
Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section.
Prospective purchasers

                                      -79-

should consult their tax advisors regarding amortizable bond premium and the
Amortizable Bond Premium Regulations.

     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple
Classes of Grantor Trust Certificates--Accrual of Original Issue Discount"
below.

     Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25%
of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the
Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     o   the total remaining market discount and

     o   a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

                                      -80-

     A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4,
1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

     Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statutes, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

B.   MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.       Stripped Bonds and Stripped Coupons

     Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

     Excess Servicing will be Treated Under the Stripped Bond Rules. If the
Excess Servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and
"Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped
Coupons".

     Although not entirely clear, a Stripped Bond Certificate generally should be treated as an interest in mortgage loans or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the Code. See
"--Non-REMIC Certificates" and "--Single Class of Grantor Trust
Certificates--Original Issue Discount". However, a purchaser of a Stripped Bond
Certificate will be required to account for any discount on the mortgage loans or MBS as market discount rather than OID if either

     o   the amount of OID with respect to the mortgage loans or MBS is treated as zero under the OID de minimis rule when the certificate was stripped
         or

     o   no more than 100 basis points, including any Excess Servicing, is stripped off of the trust fund's mortgage loans or MBS.

                                      -81-

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of
Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

     The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a Stripped Coupon Certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

     It is unclear under what circumstances, if any, the prepayment of mortgage loans or MBS will give rise to a loss to the holder of a Stripped Bond
Certificate purchased at a premium or a Stripped Coupon Certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

     In light of the application of Section 1286 of the Code, a beneficial owner of a Stripped Bond Certificate generally will be required to compute accruals of
OID based on its yield, possibly taking into account its own Prepayment
Assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these Stripped Bond Certificates, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of OID for these certificates. Prospective investors therefore should be aware that the timing of accruals of OID applicable to a Stripped Bond
Certificate generally will be different than that reported to holders and the
IRS. You should consult your own tax advisor regarding your obligation to compute and include in income the correct amount of OID accruals and any possible tax consequences to you if you should fail to do so.

     Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets"
within the meaning of Code Section 856(c)(5)(B) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans or MBS and interest on such mortgage loans or MBS qualify for such treatment.
Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom.
Unless otherwise specified in the related prospectus supplement, grantor trust certificates will be "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A).

         2. Grantor Trust Certificates Representing Interests in Loans Other
Than Adjustable Rate Loans

     The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after

                                      -82-

July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans or MBS.
OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform
Act of 1986. The holder of a certificate should be aware, however, that the OID
Regulations do not adequately address certain issues relevant to prepayable securities.

     Under the Code, the mortgage loans or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loan or MBS is generally the amount lent to the borrower, which may be adjusted to take into account certain loan origination fees. The stated
redemption price at maturity of a mortgage loan or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate, and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

     Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the Distribution Dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

     o   adding (1) the present value at the end of the accrual
         period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment
         Assumption--of all remaining payments to be received under the
         Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of
OID must be determined according to an appropriate allocation under any reasonable method.

     Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received.

                                      -83-

However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate
Loans

     The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than
Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of Deferred Interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of Deferred
Interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

     Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

C. SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

     Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount, and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited.

     It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

     o   the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

     o   the grantor trust certificate is part of a straddle;

     o   the grantor trust certificate is marketed or sold as producing capital gain; or

     o   other transactions to be specified in Treasury regulations that have not yet been issued.

If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

     Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

                                      -84-

D.   NON-U.S. PERSONS

     Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans or MBS that were issued on or before July
18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to

     o   an owner that is not a U.S. Person or

     o   a grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person

will be subject to federal income tax, collected by withholding, at a rate of
30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

     Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30%
withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty.
Additional restrictions apply to mortgage loans or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, the certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. Person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

E.   INFORMATION REPORTING AND BACKUP WITHHOLDING

     The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. On June 20, 2002, the Treasury
Department published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts"
that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to (i) a custodian of a person's account,
(ii) a nominee and (iii) a broker holding an interest for a customer in street name. These regulations were proposed to be effective beginning January 1, 2004, but such date has passed and the regulations have not been finalized. It is unclear when, or if, these regulations will become final.

     If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either

                                      -85-

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

     o   the broker determines that the seller is an exempt recipient or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department, which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding the regulations.

REMICS

     The trust fund relating to a series of certificates may elect to be treated as one or more REMICs. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and
"--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of
REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section.
While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, such the regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Sidley, Austin, Brown & Wood LLP or Cadwalader, Wickersham & Taft LLP or
Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as one or more REMICs, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of Certificates will indicate whether the trust fund will make one or more REMIC elections and whether a class of certificates will be treated as a regular or residual interest in a REMIC.

     A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

     In general, with respect to each series of certificates for which a REMIC election is made,

     o   certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section
         7701(a)(19)(C);

     o   certificates held by a real estate investment trust will constitute
         "real estate assets" within the meaning of Code Section 856(c)(5)(B);
         and

     o   interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

                                      -86-

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

     Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Sidley, Austin, Brown & Wood LLP or Cadwalader,
Wickersham & Taft LLP or Latham & Watkins LLP or such other counsel as may be specified in the related prospectus supplement, counsel to Morgan Stanley
Capital I Inc., will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC
Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs,
respectively, will be considered REMIC Regular Certificates or REMIC Residual
Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Other than the residual interest in a Subsidiary REMIC, only REMIC
Certificates issued by the Master REMIC will be offered hereunder. The
Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

     o   "real estate assets" within the meaning of Code Section 856(c)(5)(B);

     o   "loans secured by an interest in real property" under Code Section
         7701(a)(19)(C); and

     o   whether the income on the certificates is interest described in Code
         Section 856(c)(3)(B).

A.   TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

     General. Except as otherwise stated in this discussion, REMIC Regular
Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets.
Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

     Original Issue Discount and Premium. The REMIC Regular Certificates may be
issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its
"issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID
Regulations and in part on the provisions of the Tax Reform Act of 1986. Holders of REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

     Rules governing OID are set forth in Code Sections 1271 through 1273 and
1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the
Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the
Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the
Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular
Certificates will prepay at the Prepayment Assumption or at any other rate.

     In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its
"stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of
REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the Closing Date, the issue price for that class will be treated as the fair market value of that class on the Closing Date. The issue price of a
REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued

                                      -87-

interest that relates to a period prior to the issue date of the REMIC Regular
Certificate. The stated redemption price at maturity of a REMIC Regular
Certificate includes the original principal amount of the REMIC Regular
Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular
Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments.
Distributions of interest on REMIC Regular Certificates with respect to which
Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular
Certificates includes all distributions of interest as well as principal thereon.

     Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent
Distribution Dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificate exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID.
However, the trust fund will not take this position unless required by applicable regulations. Where the interval between the issue date and the first
Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution
Date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular
Certificates should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

     Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC
Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment
Assumption. The Prepayment Assumption with respect to a series of REMIC Regular
Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

     The prospectus supplement with respect to a trust fund may provide for
Super-Premium Certificates. The income tax treatment of such REMIC Regular
Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates, including interest-only REMIC
Regular Certificates, is the sum of all payments to be made on such REMIC
Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans or MBS exceed those estimated under the
Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section
1272(a)(6), they represent the only guidance regarding the current views of the
IRS with respect to contingent payment instruments. These regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by Morgan Stanley Capital I Inc. and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates (other than interest-only REMIC Regular Certificates) should be limited to their principal amount, subject to the discussion below under "--Accrued Interest
Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be

                                      -88-

issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such
Super-Premium Certificate.

     Under the REMIC Regulations, if the issue price of a REMIC Regular
Certificate, other than REMIC Regular Certificate based on a Notional Amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

     Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a Distribution Date, or if
Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

     o   adding (1) the present value at the end of the accrual period --
         determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment
         Assumption -- of all remaining payments to be received on the REMIC
         Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

     o   subtracting from that total the adjusted issue price of the REMIC
         Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC
Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the
Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate.
In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular
         Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

                                      -89-

     (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that
         REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the
         Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

     The Treasury Department proposed regulations on August 24, 2004 that create a special rule for accruing OID on REMIC Regular Certificates providing for a delay between record and payment dates, such that the period over which OID accrues coincides with the period over which the right of REMIC Regular
Certificateholders to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, REMIC Regular
Certificateholders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC Regular
Certificates with delayed payment for periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC Regular Certificate issued after the date the final regulations are published in the Federal
Register.

     Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may
provide for interest based on a qualifying variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest for OID purposes if, generally:

     o   the interest is unconditionally payable at least annually;

     o   the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

     o   interest is based on a "qualified floating rate," an "objective rate,"
         a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

     The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under
"--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

     Although unclear at present, Morgan Stanley Capital I Inc. intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC
Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

     Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See
"--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

                                      -90-

     Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278.
Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC
Regular Certificate from an original holder, over (2) the price for such REMIC
Regular Certificate paid by the purchaser. A certificateholder that purchases a
REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the
Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

     Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular
Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the
REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued;
therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

     The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment.
Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For
REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

     (1) the total remaining market discount and

     (2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments such as the REMIC Regular Certificates that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

     A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to

                                      -91-

purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Premium. A purchaser of a REMIC Regular Certificate that purchases the
REMIC Regular Certificate at a cost, not including accrued qualified stated
interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have
OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

     Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more adjustable rate loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such certificates prior to the time distributions of cash with respect to such
Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such certificates will constitute qualified stated
interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion.
Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

     Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate.
Such adjusted basis generally will equal the cost of the REMIC Regular
Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium.
Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular
Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss.
Except as provided in the following paragraph and as provided under "--Market
Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

     Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individual on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

                                      -92-

     o   the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d)
         determined as of the date of purchase of such REMIC Regular
         Certificate, over

     o   the amount actually includible in such holder's income.

     Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC
Regular Certificate is held as part of a "conversion transaction" as defined in
Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the
REMIC Regular Certificate is held as part of a straddle. A sale of a REMIC
Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment; the holder entered the contract to sell the REMIC
Regular Certificate substantially contemporaneously with acquiring the REMIC
Regular Certificate; the REMIC Regular Certificate is part of a straddle; the
REMIC Regular Certificate is marketed or sold as producing capital gains; or
other transactions to be specified in Treasury regulations that have not yet been issued. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC
Regular Certificates in their particular circumstances.

     The certificates will be "evidences of indebtedness" within the meaning of
Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC
Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

     The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

     Accrued Interest Certificates. Payment Lag Certificates may provide for payments of interest based on a period that corresponds to the interval between
Distribution Dates but that ends prior to each Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first
Distribution Date may or may not exceed the interval. Purchasers of Payment Lag
Certificates for which the period between the Closing Date and the first
Distribution Date does not exceed the interval could pay upon purchase of the
REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate.
However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag
Certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the Payment Lag Certificate during the first accrual period.

     Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

     Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the
REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificates that are
"pass-through interest holders."

                                      -93-

Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC
Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC"
under "Taxation of Owners of REMIC Residual Certificates" below.

     Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of Subordinate Certificates, and in the event there are defaults or delinquencies on the mortgage loans or MBS, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Subordinate certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the Subordinate Certificates attributable to defaults and delinquencies on the mortgage loans or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a Subordinate certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults and delinquencies on the mortgage loans or MBS.

     Although not entirely clear, it appears that holders of REMIC Regular
Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

     Non-U.S. Persons. Generally, payments of interest on the REMIC Regular
Certificates, including any payment with respect to accrued OID, to a REMIC
Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

     o   the REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

     o   the REMIC Regular Certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

     o   the REMIC Regular Certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC
         Regular Certificateholder under penalties of perjury, certifying that the REMIC Regular Certificateholder is a foreign person and providing the name and address of the REMIC Regular Certificateholder.

If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular
Certificateholder of a trade or business within the United States, then the
Non-U.S. REMIC Regular Certificateholder will not be subject to the 30%
withholding tax on gross income therefrom but will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder, if such holder is a corporation, also may be subject to the branch profits tax.

     Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual. This exclusion may not apply if the non-resident alien individual actually or constructively owns 10% or more of the residual interest in the related REMIC and will not be subject to United States estate taxes. Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates and
REMIC Residual Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Regular Certificates without consulting their tax

                                      -94-

advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any Borrower, and foreign corporations that are
"controlled foreign corporations" as to the United States of which such a
Borrower is a "United States shareholder" within the meaning of Section 951(b)
of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related
Borrower.

     Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required with respect to any payments with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular
Certificate to, or through, a broker, the broker must withhold at the above rate on the entire purchase price, unless either:

     o   the broker determines that the seller is a corporation or other exempt recipient, or

     o   the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a
         Non-U.S. Person, and other conditions are met.

     A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

     o   the broker determines that the seller is an exempt recipient, or

     o   the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

     Final regulations have been issued by the Treasury Department which provide for a new series of certification forms and modify reliance standards for withholding, backup withholding and information reporting. Prospective investors are urged to consult their own tax advisors regarding these regulations.

B.   TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

     Allocation of the Income of the REMIC to the REMIC Residual Certificates.
The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See
"--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual
Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the
REMIC for each day will be based on the portion of the outstanding REMIC
Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual
Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses."
As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC
Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the
REMIC.

                                      -95-

     A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed.
For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions --that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or
cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a
REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

     A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC
Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the
REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original
REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual
Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC
Regulations do not provide for any such adjustments.

     Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

     o   the income from the mortgage loans or MBS and the REMIC's other assets
         and

     o   the deductions allowed to the REMIC for interest and OID on the REMIC
         Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the
         REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     o   the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o   all bad loans will be deductible as business bad debts; and

     o   the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual
Certificateholders resulting from defaults and delinquencies on mortgage loans or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC
Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a
class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the

                                      -96-

REMIC's basis in the mortgage loan or MBS is less than or greater than its principal balance, respectively. Any such discount, whether market discount or
OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The
REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

     The REMIC will be allowed a deduction for interest and OID on the REMIC
Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC
Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

     A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the
REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual
Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of
the REMIC to the REMIC Residual Certificates" above.

     Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the
REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the
REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual
Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

     Regulations have been issued addressing the federal income tax treatment of
"inducement fees" received by transferees of non-economic residual interests.
These regulations require inducement fees to be included in income over a period reasonably related to the period in which the related residual interest is expected to generate taxable income or net loss to its holder. Under two safe harbor methods, inducement fees are included in income (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the applicable prepayment assumption. If the holder of a non-economic residual interest sells or otherwise disposes of the non-economic residual interest, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. Prospective purchasers of the REMIC Residual Certificates should consult with their tax advisors regarding the effect of these regulations.

     Mark-to-Market Rules. Prospective purchasers of a REMIC Residual
Certificate should be aware that the IRS has issued Mark-to-Market Regulations which provide that a REMIC Residual Certificate cannot be marked to market.

     Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the
REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on

                                      -97-

a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

     o   would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

     o   is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual
Certificates in their entirety and not to holders of the related REMIC Regular
Certificates.

     In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC
Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

     o   3% of the excess of the individual's adjusted gross income over the applicable amount or

     o   80% of the amount of itemized deductions otherwise allowable for the taxable year.

     However, the Section 68 reduction will be phased out beginning in 2006 and eliminated after 2009.

The amount of additional taxable income recognized by REMIC Residual
Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders subject to the alternative minimum tax other than corporations may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in
REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

     Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

     o   may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

     o   will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is
         a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt
         Investors" below; and

     o   is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons"
         below.

     Except as discussed in the following paragraph, with respect to any REMIC
Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the
REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are

                                      -98-

determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued.
For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC
Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The
"federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC
Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder.
Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

     The Code provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder.
First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions.

     Payments. Any distribution made on a REMIC Residual Certificate to a REMIC
Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC
Residual Certificate.

     Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual
Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC
Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased -- but not below zero -- by the net losses that have been allowed as deductions to the REMIC Residual
Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, any the gain or loss will be capital gain or loss provided the REMIC
Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Residual Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held twelve months or less are generally subject to ordinary income tax rates. The use of capital losses is limited. However,
REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a
REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of
REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

     Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another
REMIC or similar interest in a "taxable mortgage pool", as defined in Code
Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC
Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

                                      -99-

PROHIBITED TRANSACTIONS AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

     o   the disposition of a mortgage loan or MBS,

     o   the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

     o   the receipt of compensation for services, or

     o   gain from the disposition of an asset purchased with the payments on the mortgage loans or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the
Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

     In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificates arises out of or results from

     o   a breach of the related servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by such servicer, trustee or depositor, as the case may be, out of its own funds or

     o   Morgan Stanley Capital I Inc.'s obligation to repurchase a mortgage loan,

such tax will be borne by Morgan Stanley Capital I Inc.

     In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any Prohibited Transactions Tax,
Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

     If the REMIC adopts a plan of complete liquidation, within the meaning of
Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the
REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of
Regular and REMIC Residual Certificates within the 90-day period.

     The REMIC will terminate shortly following the retirement of the REMIC
Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such
REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

                                     -100-

ADMINISTRATIVE MATTERS

     Solely for the purpose of the administrative provisions of the Code, the
REMIC generally will be treated as a partnership and the REMIC Residual
Certificateholders will be treated as the partners. In general, the holder of the largest percentage interest of a class of REMIC Residual Certificates will be the "tax matters person" of the related REMIC for purposes of representing
REMIC Residual Certificateholders in connection with any IRS proceeding.
However, the duties of the tax matters person will be delegated to the Trustee under the applicable Agreement. Certain tax information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual
Certificate on any day in the previous calendar quarter.

     Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC
Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Internal Revenue Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual
Certificate as a nominee for another person may be required to furnish the
REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

     Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual
Certificate that is considered an excess inclusion. See "--Taxation of Owners of
REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

     Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons
(see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons"
above) are treated as interest for purposes of the 30%, or lower treaty rate,
United States withholding tax. Amounts distributed to holders of REMIC Residual
Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July
18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual
Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury
Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual
Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual
Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such
non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual
Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual
Certificates" below.

     REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual
Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

                                     -101-

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

     Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization"
means:

         (A)   the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing
               (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency);

         (B)   any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such
               organization is subject to the tax on "unrelated business taxable income"; and

         (C)   a rural electric or telephone cooperative.

     A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations.
The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a
"pass-through entity" means:

     o   a regulated investment company, real estate investment trust or common trust fund;

     o   a partnership, trust or estate; and

     o   certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships -- generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

     In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

     o   an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual
         Certificate as a nominee or agent for a disqualified organization, and

     o   a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

                                     -102-

     Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual
Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A
Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate,
including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

     o   the present value of the expected future distributions on the REMIC
         Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

     o   the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

     (1) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor determined that the transferee had historically paid its debts as they came due and found no significant evidence that the transferee would not continue to pay its debts as they come due in the future;

     (2) the transferee represents to the transferor that (i) it understands that, as the holder of the Noneconomic REMIC Residual Certificate, the transferee may incur tax liabilities in excess of cash flows generated by the interest, (ii) that the transferee intends to pay taxes associated with holding the residual interest as they came due and
         (iii) that the transferee will not cause income with respect to the
         REMIC Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other person; and

     (3) the transfer is not a direct or indirect transfer to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) and either:

         (i)   the present value of the anticipated tax liabilities associated with holding the Noneconomic REMIC Residual Certificate does not exceed the sum of:

               o   the present value of any consideration given to the
                   transferee to acquire the Noneconomic REMIC Residual
                   Certificate,

               o   the present value of the expected future distributions on the
                   Noneconomic REMIC Residual Certificate and

               o   the present value of the anticipated tax savings associated with holding the Noneconomic REMIC Residual Certificate as the REMIC generates losses. For purposes of the computations under this "minimum transfer price" alternative, the
                   transferee is assumed to pay tax at the highest rate of tax specified in section 11(b)(1) of the Internal Revenue Code
                   (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are
                   computed using a discount rate equal to the short-term
                   Federal rate set forth in Section 1274(d) of the Internal
                   Revenue Code for the month of such transfer and the
                   compounding period used by the transferee; or

         (ii)  (a) at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets for financial reporting purposes exceed
               $100 million and its net assets for financial reporting purposes exceed $10 million, (b) the transferee is an eligible corporation
               (as defined in Treasury regulation Section 1.860E-1(c)(6)(i))
               that makes a written agreement that any subsequent transfer of the interest will be to another eligible corporation in a
               transaction which will also satisfy clauses (1) and (2)

                                     -103-

               above and this clause (3)(ii) and (c) the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with the residual interest will not be paid. For purposes of clause
               (3)(ii)(c), if the amount of consideration paid in respect of the residual interest is so low that under any set of reasonable assumptions a reasonable person would conclude that the taxes associated with holding the residual interest will not be paid, then the transferor is deemed to know that the transferee cannot or will not pay the taxes associated with the residual interest.

     If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual
Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

     Foreign Investors. The REMIC Regulations provide that the transfer of a
REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a
U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual
Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form W-8ECI or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

     Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual
Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

     Reportable Transactions. Any holder of a certificate that reports any item or items of income, gain, expense, or loss in respect of a certificate for tax purposes in an amount that differs from the amount reported for book purposes by more than $10 million, on a gross basis, in any taxable year may be subject to certain disclosure requirements for "reportable transactions." Prospective investors should consult their tax advisers concerning any possible tax return disclosure obligation with respect to the certificates.

                       STATE AND LOCAL TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Federal
Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality.
Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     Title I of ERISA and Section 4975 of the Code impose restrictions on ERISA
Plans, certain other Plans and on persons who are parties in interest or disqualified persons with respect to ERISA Plans. Employee benefit plans, such as governmental plans and church plans (if no election has been made under
Section 410(d) of the Code), are not subject to the restrictions of ERISA.
However, such plans (collectively with ERISA Plans, "Plans") may be

                                     -104-

subject to other applicable federal, state or local law ("Similar Law")
materially similar to ERISA and the Code. Moreover, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan.

PROHIBITED TRANSACTIONS

   GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to an ERISA
Plan from engaging in certain transactions involving the ERISA Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. In some cases, a civil penalty may be assessed on non-exempt prohibited transactions pursuant to Section 502(i) of ERISA. Section 4975 of the
Code imposes excise taxes on similar transactions between Plans subject thereto and disqualified persons with respect to such.

     The United States Department of Department of Labor has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and some other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA and Section 4975 of the Code to be assets of the
Plan unless exceptions apply.

     Under the terms of the regulation, the trust fund may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust fund. In such an event, Morgan Stanley Capital I Inc., the master servicer, any subservicer, the trustee, any insurer of the mortgage loans or MBS and other persons, in providing services with respect to the assets of the trust fund, may become fiduciaries subject to the fiduciary responsibility provisions of Title I of ERISA, or may otherwise become parties in interest or disqualified persons, with respect to such Plan. In addition, transactions involving such assets could constitute or result in prohibited transactions under Section 406 of ERISA or Section 4975 of the Code unless such transactions are subject to a statutory, regulatory or administrative exemption.

     The regulations contain a de minimis safe-harbor rule that exempts the assets of an entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest, excluding from the calculation, the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity or held by affiliates of such persons. "Benefit plan investors" are defined as ERISA Plans as well as employee benefit plans not subject to Title I of ERISA, e.g., governmental plans and foreign plans and entities whose underlying assets include plan assets by reason of plan investment in such entities. To fit within the safe harbor benefit plan, investors must own less than 25% of each class of equity interests, regardless of the portion of total equity value represented by such class, on an ongoing basis.

   AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

     DOL has granted to Morgan Stanley & Co. Incorporated Prohibited Transaction
Exemption ("PTE") 90-24, Exemption Application No. D-8019, 55 Fed. Reg. 20548
(1990), as amended by PTE 97-34, Exemption Application Nos. D-10245 and D-10246,
55 Fed. Reg. 39021 (1997), PTE 2000-58, Exemption Application No. D-10829, 65
Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67
Fed. Reg. 54487 (2002) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to:

     o   the acquisition, sale and holding by ERISA Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Morgan Stanley & Co.

                                     -105-

         Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and

     o   the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

     The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

     (1) The acquisition of the certificates by an ERISA Plan is on terms --
         including the price for such certificates--that are at least as favorable to the investing ERISA Plan as they would be in an arm's-length transaction with an unrelated party;

     (2) The certificates acquired by the ERISA Plan have received a rating at the time of the acquisition that is in one of the four highest generic rating categories from any of Fitch, Inc., Moody's Investors Service,
         Inc. and Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc.;

     (3) The trustee is not an affiliate of any member of the Restricted Group other than an underwriter;

     (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates;
         the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the mortgage loans to the trust fund represents not more than the fair market value of the mortgage loans; the sum of all payments made to and retained by any servicer represent not more than reasonable compensation for the servicer's services under the
         Agreement and reimbursement of the servicer's reasonable expenses in connection therewith; and

     (5) The ERISA Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the
         Securities and Exchange Commission under the Securities Act of 1933 as amended.

     The trust fund must also meet the following requirements:

     o   the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

     o   certificates evidencing interests in other investment pools must have been rated in one of the four highest rating categories of a Rating
         Agency for at least one year prior to the Plan's acquisition of the
         Securities; and

     o   certificates evidencing interests in other investment pools must have been purchased by investors other than ERISA Plans for at least one year prior to any ERISA Plan's acquisition of the Securities.

     Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes an ERISA Plan to acquire certificates in a trust fund, provided that, among other requirements:

     o   the person or its affiliate is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust fund;

     o   the Plan is not a plan with respect to which any member of the
         Restricted Group is the "plan sponsor" as defined in Section 3(16)(B)
         of ERISA;

     o   in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which ERISA Plans have invested is acquired by persons

                                     -106-

         independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group;

     o   an ERISA Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

     o   immediately after the acquisition, no more than twenty-five percent of the assets of any ERISA Plan with respect to which the person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Exemption does not apply to ERISA Plans sponsored by the Restricted Group

     Before purchasing a certificate in reliance on the Exemption, a fiduciary of an ERISA Plan should itself confirm

     o   that the certificates constitute "securities" for purposes of the
         Exemption and

     o   that the general conditions and other requirements set forth in the
         Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA, the
Code and Similar Law to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In this regard, purchasers that are insurance companies should determine the extent to which Prohibited Transaction Class Exemption 95-60 -- for certain transactions involving insurance company general accounts -- may be available.
The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of any other exemption, with respect to the certificates offered by the related prospectus supplement.

                                LEGAL INVESTMENT

     If so specified in the prospectus supplement, certain classes of
Certificates will constitute "mortgage related securities" for purposes of the
Secondary Mortgage Market Enhancement Act of 1984, as amended. Generally, the only classes of Certificates which will qualify as "mortgage related securities"
will be those that (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of those
Certificates not qualifying as "mortgage related securities" for purposes of
SMMEA ("Non-SMMEA Certificates") under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such
Certificates, may be subject to significant interpretive uncertainties.
Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

     Those classes of Certificates qualifying as "mortgage related securities"
will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees, and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to

                                     -107-

Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, Certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a
Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of
Certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in
Certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell, or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the OCC has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss. 1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12
C.F.R. ss. 1.2(m) to include certain "residential mortgage-related securities"
and "commercial mortgage-related securities." As so defined, "residential mortgage-related security" and "commercial mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any of the Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in
"mortgage related securities," other than stripped mortgage related securities
(unless the credit union complies with the requirements of 12 C.F.R. ss.
703.16(e) for investing in those securities), residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices;
however, credit unions approved for the NCUA's "investment pilot program" under
12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2). The OTS has issued Thrift Bulletin 13a (December 1, 1998),
"Management of Interest Rate Risk, Investment Securities, and Derivatives
Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex
Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the Certificates.

     All depository institutions considering an investment in the Certificates should review the "Supervisory Policy Statement on Investment Securities and
End-User Derivatives Activities" (the "1998 Policy Statement") of the Federal
Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Deposit
Insurance Corporation and the OTS, effective May 26, 1998, and by the NCUA, effective October 1, 1998. The 1998 Policy Statement sets forth general guidelines which depository institutions must follow in managing risks
(including market, credit, liquidity, operational (transaction), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of
SMMEA).

     Except as to the status of certain classes of the Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase Certificates under

                                     -108-

applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute legal investments or are subject to investment, capital, or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

                              PLAN OF DISTRIBUTION

     The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Morgan Stanley & Co. Incorporated acting as underwriter with other underwriters, if any, named in the prospectus supplement. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to Morgan
Stanley Capital I Inc. In connection with the sale of offered certificates, underwriters may receive compensation from Morgan Stanley Capital I Inc. or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by Morgan Stanley Capital I Inc.

     Alternatively, the prospectus supplement may specify that offered certificates will be distributed by Morgan Stanley & Co. Incorporated acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If Morgan Stanley & Co.
Incorporated acts as agent in the sale of offered certificates, Morgan Stanley &
Co. Incorporated will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate Balance or Notional Amount of such offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that Morgan
Stanley & Co. Incorporated elects to purchase offered certificates as principal,
Morgan Stanley & Co. Incorporated may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between Morgan Stanley Capital I Inc. and purchasers of offered certificates of such series.

     Morgan Stanley Capital I Inc. will indemnify Morgan Stanley & Co.
Incorporated and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments
Morgan Stanley & Co. Incorporated and any underwriters may be required to make.

     In the ordinary course of business, Morgan Stanley & Co. Incorporated and
Morgan Stanley Capital I Inc. may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of
Morgan Stanley Capital I Inc.'s mortgage loans pending the sale of such mortgage loans or interests in the mortgage loans, including the certificates.

     Offered certificates will be sold primarily to institutional investors.
Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

     If specified in the prospectus supplement relating to certificates of a particular series offered hereby, Morgan Stanley Capital I Inc., any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of the certificates of any series from Morgan Stanley &
Co. Incorporated and any other underwriters thereof. This purchaser may thereafter from time to time offer and sell, pursuant to this prospectus and the related prospectus supplement, some or all of the certificates so purchased, directly, through one or more

                                     -109-

underwriters to be designated at the time of the offering of the certificates, through dealers acting as agent or principal or in such other manner as may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the certificates may receive compensation in the form of underwriting discounts or commissions from such purchaser and such dealers may receive commissions from the investors purchasing the certificates for whom they may act as agent (which discounts or commissions will not exceed those customary in those types of transactions involved). Any dealer that participates in the distribution of the certificates may be deemed to be an "underwriter" within the meaning of the Securities Act, and any commissions and discounts received by such dealer and any profit on the resale or such certificates by such dealer might be deemed to be underwriting discounts and commissions under the
Securities Act.

     All or part of any Class of certificates may be reacquired by Morgan
Stanley Capital I Inc. or acquired by an affiliate of Morgan Stanley Capital I
Inc. in a secondary market transaction or from an affiliate, including Morgan
Stanley & Co. Incorporated. Such certificates may then be included in a trust fund, the beneficial ownership of which will be evidenced by one or more classes of mortgage-backed certificates, including subsequent series of certificates offered pursuant to this prospectus and a prospectus supplement.

     As to each series of certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby.
Any non-investment-grade class may be initially retained by Morgan Stanley
Capital I Inc., and may be sold by Morgan Stanley Capital I Inc. at any time in private transactions.

                                  LEGAL MATTERS

     Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for Morgan Stanley
Capital I Inc. by Cadwalader, Wickersham & Taft LLP or Latham & Watkins LLP, or
Sidley, Austin, Brown & Wood LLP or Dewey Ballantine LLP or such other counsel as may be specified in the related prospectus supplement.

                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates.
Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -110-

                    INCORPORATION OF INFORMATION BY REFERENCE

     Morgan Stanley Capital I Inc., as depositor, will file, or cause to be filed, with the Commission, the periodic reports and the Agreement with respect to each trust fund required under the Exchange Act and the rules and regulations of the Commission.

     All documents and reports filed, or caused to be filed, by Morgan Stanley
Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of an offering of certificates are incorporated in this prospectus by reference. Each person to whom this prospectus is delivered may obtain, without charge, from Morgan
Stanley Capital I Inc. a copy of any documents or reports relating to the certificates being offered. (Exhibits to those documents may only be obtained if they are specifically incorporated by reference in those documents.) Requests for this information should be directed in writing to Morgan Stanley Capital I
Inc., c/o Morgan Stanley & Co. Incorporated, 1585 Broadway, 37th Floor, New
York, New York 10036, Attention: John E. Westerfield, or by telephone at (212)
761-4000. Morgan Stanley Capital I Inc. has determined that its financial statements are not material to the offering of any certificates.

     Morgan Stanley Capital I Inc. has filed with the Securities and Exchange
Commission a registration statement (of which this prospectus forms a part)
under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the accompanying prospectus supplement do not contain all of the information set forth in the registration statement. For further information regarding the documents referred to in this prospectus and the accompanying prospectus supplement, you should refer to the registration statement and the exhibits thereto. The registration statement and exhibits and the periodic reports and the Agreement can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its
Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 or be
accessed at the internet site http://www.sec.gov maintained by the Commission.
Additional information regarding the Public Reference Room can be obtained by calling the Commission at 1-800-SEC-0330.

     If some or all of the mortgage loans owned by a trust fund are secured by an assignment of lessors' rights in one or more leases, rental payments due from the lessees may be a significant source (or even the sole source) of distributions on the certificates. In these circumstances, reference should be made to the related prospectus supplement for information concerning the lessees and whether any of those lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

                                     -111-

                                GLOSSARY OF TERMS

     The certificates will be issued pursuant to the Agreement. The following
Glossary of Terms is not complete. You should also refer to the prospectus supplement and the Agreement for additional or more complete definitions. If you send a written request to the trustee at its corporate office, the trustee will provide to you without charge a copy of the Agreement (without exhibits and schedules).

     Unless the context requires otherwise, the definitions contained in this
Glossary of Terms apply only to this series of certificates.

     "Accrual Certificates" means certificates which provide for distributions of accrued interest commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series.

     "Accrued Certificate Interest" means, with respect to each class of certificates and each Distribution Date, other than certain classes of Stripped
Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding Certificate Balance immediately prior to the
Distribution Date, at the applicable pass-through rate, as described in
"Distributions of Interest on the Certificates" in this prospectus.

     "Agreement" means the Pooling Agreement or the Trust Agreement, as applicable.

     "Amortizable Bond Premium Regulations" means final regulations issued by the IRS which deal with the amortizable bond premium.

     "Assets" means the primary assets included in a trust fund.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended
(Title 11 of the United States Code).

     "Book-Entry Certificates" means Certificates which are in book-entry form.

     "Cash Flow Agreements" means guaranteed investment contracts or other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the assets or on one or more classes of certificates.

     "Cede" means Cede & Company.

     "CERCLA" means Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     "Certificate Account" means one or more separate accounts for the collection of payments on the related assets.

     "Certificate Balance" equals the maximum amount that a holder of a certificate will be entitled to receive in respect of principal out of future cash flow on the mortgage loans and other assets included in the trust fund.

     "Certificate Owners" means, with respect to a book-entry certificate, the person who is the beneficial owner of such book-entry certificate, as may be reflected on the books of the clearing agency, or on the books of a Person maintaining an account with such clearing agency, directly or as an indirect participant, in accordance with the rules of such clearing agency.

     "Certificateholder" means, unless otherwise provided in the related prospectus supplement, Cede, as nominee of DTC.

     "Certificates" means any of the certificates issued, in one or more series, by Morgan Stanley Capital I Inc.

     "Closing Date" means the date the REMIC Regular Certificates were initially issued.

                                     -112-

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial Loans" means the loans relating to the Commercial Properties.

     "Commercial Properties" means office buildings, shopping centers, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities or self-storage facilities, industrial plants, congregate care facilities, mixed use or other types of commercial properties.

     "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum basis)
relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

     "Contributions Tax" means a tax on the trust fund equal to 100% of the value of the contributed property.

     "Credit Support" means subordination of one or more other classes of certificates in a series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof.

     "Crime Control Act" means the Comprehensive Crime Control Act of 1984.

     "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

     "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

     "Deferred Interest" means interest deferred by reason of negative amortization.

     "Definitive Certificate" means a fully registered physical certificate.

     "Depositor" means Morgan Stanley Capital I Inc.

     "Determination Date" means the close of business on the date specified in the related prospectus supplement.

     "Disqualifying Condition" means a condition, existing as a result of, or arising from, the presence of Hazardous Materials on a mortgaged property, such that the mortgage loan secured by the affected mortgaged property would be ineligible, solely by reason of such condition, for purchase by FNMA under the relevant provisions of FNMA's Multifamily Seller/Servicer Guide in effect as of the date of initial issuance of the certificates of such series, including a condition that would constitute a material violation of applicable federal state or local law in effect as of their date of initial issuance of the certificates of such series.

     "Distribution Date" means each of the dates on which distributions to certificateholders are to be made.

     "DOL" means the United States Department of Department of Labor.

     "DTC" means the Depository Trust Company.

     "Due Period" means the period which will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date.

     "Environmental Hazard Condition" means any condition or circumstance that may give rise to an environmental claim.

     "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property, as described in the related prospectus supplement.

                                     -113-

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plans" means retirement plans and other employee benefit plans subject to Title I of ERISA or Section 4975 of the Code.

     "Events of Default" means, with respect to the master servicer under the
Pooling Agreement, any one of the following events:

     o   any failure by the master servicer to distribute or cause to be distributed to certificateholders, or to remit to the trustee for distribution to certificateholders, any required payment;

     o   any failure by the master servicer duly to observe or perform in any material respect any of its other covenants or obligations under the
         Pooling Agreement which continues unremedied for thirty days after written notice of such failure has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting Rights;

     o   any breach of a representation or warranty made by the master servicer under the Pooling Agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the master servicer by the trustee or Morgan Stanley Capital I Inc., or to the master servicer, Morgan Stanley Capital I Inc. and the trustee by the holders of certificates evidencing not less than 25% of the Voting
         Rights; and

     o   certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

     "Excess Servicing" means servicing fees in excess of reasonable servicing fees.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "FNMA" means the Federal National Mortgage Association.

     "Government Securities" means direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are:

     (a) interest-bearing securities;

     (b) non-interest-bearing securities;

     (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed; or

     (d) interest-bearing securities from which the right to payment of principal has been removed.

     "Index" means the source for determination of an interest rate, to be defined, if applicable, in the related prospectus supplement.

     "Indirect Participants" means entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

     "Insurance Proceeds" means proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of casualty events.

     "IRS" means the Internal Revenue Service.

     "Liquidation Proceeds" means all other amounts received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure or otherwise.

                                     -114-

     "Lockout Date" means the expiration of the Lockout Period.

     "Lockout Period" means a period during which prepayments on a mortgage loan are prohibited.

     "Market-to-Market Regulations" means the finalized IRS regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market.

     "Master Servicer" means an entity as named in the prospectus supplement.

     "MBS" means mortgage participations, pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans or other similar participations, certificates or securities.

     "MBS Agreement" means any participation and servicing agreement, pooling agreement, trust agreement, an indenture or similar agreement with respect to the MBS.

     "Mortgage" means a mortgage, deed of trust or other similar security instrument.

     "Mortgage Loans" means the multifamily mortgage loans or the commercial mortgage loans or both included in a trust fund. As used in this prospectus, mortgage loans refers to both whole mortgage loans and mortgage loans underlying
MBS.

     "Mortgage Note" means a promissory note evidencing a respective mortgage loan.

     "Mortgage Rate" means the interest rate for a mortgage loan which provides for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate, from time to time pursuant to an election or as otherwise specified on the related mortgage note, in each case as described in the related prospectus supplement.

     "Multifamily Loans" means the loans relating to the Multifamily Properties.

     "Multifamily Properties" means residential properties consisting of five or more rental or cooperatively-owned dwelling units in high-rise, mid-rise or garden apartment buildings.

     "NCUA" means the National Credit Union Administration.

     "Net Operating Income" means, for any given period, to the extent set forth in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than:

     o   non-cash items such as depreciation and amortization;

     o   capital expenditures; and

     o   debt service on loans secured by the mortgaged property.

     "Nonrecoverable Advance" means an advance that is not ultimately recoverable from Related Proceeds or from collections on other assets otherwise distributable on Subordinate Certificates.

     "Non-SMMEA Certificates" means Certificates not qualifying as "mortgage related securities" for purposes of SMMEA.

     "OCC" means the Office of the Comptroller of the Currency.

     "OID" means original issue discount.

     "OID Regulations" means the special rules of the Code relating to OID
(currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued thereunder.

     "OTS" means the Office of Thrift Supervision.

                                     -115-

     "Participants" means the participating organizations of DTC.

     "Pass-Through Rate" means the fixed, variable or adjustable rate per annum at which any class of certificates accrues interest.

     "Payment Lag Certificates" means the REMIC Regular Certificates that provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each Distribution
Date.

     "Permitted Investments" means United States government securities and other investment grade obligations specified in the Pooling Agreement.

     "Plans" means ERISA Plans and other plans subject to applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the
Code.

     "Pooling Agreement" means the Agreement under which certificates of a series evidencing interests in a trust fund including Whole Loans will be issued.

     "Pre-Issuance Accrued Interest" means interest that has accrued prior to the issue date.

     "Prepayment Assumption" means the original yield to maturity of the grantor trust certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the grantor trust certificates.

     "Prepayment Premium" means with respect to any Distribution Date, the aggregate of all Yield Maintenance Payments, or Percentage Premiums, if any,
received during the related Collection Period in connection with Principal
Prepayments.

     "Prohibited Transactions Tax" means the tax the Code imposes on REMICs equal to 100% of the net income derived from "prohibited transactions."

     "Purchase Price" means, with respect to any Whole Loan and to the extent set forth in the related prospectus supplement, the amount that is equal to the sum of the unpaid principal balance, plus unpaid accrued interest at the mortgage rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the master servicer.

     "Rating Agency" means any of Fitch Ratings, Moody's Investors Service, Inc.
and Standard & Poor's Ratings Services.

     "RCRA" means the Resource Conservation and Recovery Act.

     "Record Date" means the last business day of the month immediately preceding the month in which the Distribution Date for a class of certificates occurs.

     "Refinance Loans" means mortgage loans made to refinance existing loans.

     "Related Proceeds" means related recoveries on the mortgage loans, including amounts received under any form of Credit Support, for which advances were made.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC Certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a
REMIC.

     "REMIC Provisions" means provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986,
as amended from time to time, and related provisions, and regulations (including any proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     "REMIC Regular Certificates" means REMIC Certificates issued by the trust fund that qualify as REMIC Certificates and are considered to be regular interests.

                                     -116-

     "REMIC Regular Certificateholders" means holders of REMIC Regular
Certificates.

     "REMIC Regulations" means the REMIC regulations promulgated by the Treasury
Department.

     "REMIC Residual Certificates" means the sole class of residual interests in the REMIC.

     "REMIC Residual Certificateholders" means holders of REMIC Regular
Certificates.

     "REO Extension" means the extension of time the IRS grants to sell the mortgaged property.

     "REO Tax" means a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code.

     "Restricted Group" means the Seller, depositor, any underwriter, any servicer, the trustee, any insurer of the mortgage loans or MBS, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates.

     "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. The Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

     "RICO" means the Racketeer Influenced and Corrupt Organizations statute.

     "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Servicing Standard" means:

         A.    the standard for servicing the servicer must follow as defined by the terms of the related Pooling Agreement and any related hazard, business interruption, rental interruption or general liability insurance policy or instrument of Credit Support included in the related trust fund as described in this
               prospectus under "Description of Credit Support" and in the prospectus supplement;

         B.    applicable law; and

         C.    the general servicing standard specified in the related
               prospectus supplement or, if no such standard is so specified, its normal servicing practices.

     "Similar Law" means any federal, state or local law materially similar to
Title I of ERISA or Section 4975 of the Code.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

      "SMMEA Certificates" means "mortgage related securities" for purposes of
SMMEA.

     "Special Servicer" means an entity as named in the prospectus supplement.

     "Stripped ARM Obligations" means OID on grantor trust certificates attributable to adjustable rate loans

     "Stripped Bond Certificates" means a class of grantor trust certificates that represents the right to principal and interest, or principal only, on all or a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Coupon Certificates" means a class of grantor trust certificates that represents the right to some or all of the interest on a portion of the mortgage loans or MBS, if a trust fund is created with two classes of grantor trust certificates.

     "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

                                     -117-

     "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

     "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

     "Subservicer" means third-party servicers.

     "Subservicing Agreement" means a sub-servicing agreement between a master servicer and a Subservicer.

     "Super-Premium Certificates" means certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances.

     "Title V" means Title V of the depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Trust Agreement" means the Agreement under certificates of a series evidencing interests in a trust fund not including Whole Loans will be issued.

     "Trust Fund" means the trust fund created by the Agreement consisting primarily of:

     o   Mortgage Loans

     o   MBS

     o   direct obligations of the United States, agencies thereof or agencies created thereby which are not subject to redemption prior to maturity at the option of the issuer and are (a) interest-bearing securities,
         (b) non-interest-bearing securities, (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or (d) government securities, or

     o   a combination of mortgage loans, MBS and government securities.

     "Underlying MBS" means any mortgage participations, pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS.

     "Underlying Mortgage Loans" means the mortgage loans that secure, or the interests in which are evidenced by, MBS.

     "U.S. Person" means a citizen or resident of the United States, a corporation or a partnership organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a U.S. Person under any applicable Treasury regulations), an estate the income of which from sources outside the United States is included in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. In addition, certain trusts treated as U.S. Persons before August 20, 1996 may elect to continue to be so treated to the extent provided in regulations.

     "Value" means,

     (a) with respect to any mortgaged property other than a mortgaged property securing a Refinance Loan, generally the lesser of

     o   the appraised value determined in an appraisal obtained by the originator at origination of that loan, and

     o   the sales price for that property; and

                                     -118-

     (b) with respect to any Refinance Loan, unless otherwise specified in the related prospectus supplement, the appraised value determined in an appraisal obtained at the time of origination of the Refinance Loan.

     "Warranting Party" means the person making representations and warranties.

     "Whole Loans" means the mortgage loans that are not Underlying Mortgage
Loans.

                                     -119-

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MSCI Trust 2006-HQ8